UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

119 East Marcy Street, Santa Fe, New Mexico 87501

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 119 East Marcy Street, Santa Fe, New Mexico 87501

(Name and address of agent for service)

Registrant’s telephone number, including area code:                505-984-0200

Date of fiscal year end:                      September 30, 2004

Date of reporting period:                    September 30, 2004

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund
Thornburg Limited Term Municipal Fund Class I
Thornburg California Limited Term Municipal Fund
Thornburg California Limited Term Municipal Fund Class I
Thornburg Intermediate Municipal Fund
Thornburg Intermediate Municipal Fund Class I
Thornburg New Mexico Intermediate Municipal Fund
Thornburg Florida Intermediate Municipal Fund
Thornburg New York Intermediate Municipal Fund
Thornburg Limited Term Income Funds
Thornburg Limited Term Income Funds Class I
Thornburg Value Fund
Thornburg Value Fund Class I
Thornburg International Value Fund
Thornburg International Value Fund Class I
Thornburg Core Growth Fund
Thornburg Core Growth Fund Class I
Thornburg Investment Income Builder Fund
Thornburg Investment Income Builder Fund Class I

Thornburg Limited Term Municipal Fund
September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4 Certified Annual Report

Important Information

Performance data quoted represent the past and are no guarantee of future results. Current returns may be either lower or higher than those shown. Share prices and returns will fluctuate and investors may experience a loss upon redemption. There is no guarantee that the Fund will meet its objectives. Shares in the Fund carry risks, including possible loss of principal. The principal value of a bond fund will decrease when interest rates rise.

The maximum sales charge for Class A Shares is 1.50%. C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only.

For the most recent month-end performance information, visit www.thornburg.com.

The information presented on the following pages was current as of September 30, 2004. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, calls, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report 5

Letter to Shareholders

George Strickland
Portfolio Manager

October 21, 2004

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term Municipal Fund. This report will cover only the three month period from June 30, 2004 to September 30, 2004 because the fiscal year-end of the Fund was recently changed from June 30 to September 30. The net asset value of the A shares increased by 15 cents to $13.83 during the three months ending September 30, 2004. If you were with us for the entire period, you received dividends of 9.4 cents per share. Investors who owned C shares received dividends of 8.5 cents per share.

Over the last three months, interest rates on bonds that mature in five to ten years have fallen more than interest rates on bonds that mature in less than five years. This has led to better performance for intermediate bonds relative to shorter-term bonds. The A shares of your Fund produced a total return of 1.78% over the last three months, compared to a 2.83% return for the Lehman Five-Year Municipal Bond Index. We believe that the index outperformed the Fund because it is generally concentrated in bonds with a longer duration than bonds held by the Fund. If long-term interest rates start to rise again, we would expect the Fund to outperform the index.

Interest rates on intermediate municipal bonds have covered a lot of ground over the last year. For example, the yield on a five-year AAA-rated municipal bond hit a low of 2.16% on March 9, 2004 before climbing to a high of 3.31% only two months later. As of September 30, 2004, that bond’s yield has fallen back down to 2.70%. (Source: Bloomberg: Municipal Market Advisors, Inc.)

Ironically, bond yields rose this past spring before the Federal Reserve started raising the targeted Fed Funds rate. Now that the Federal Reserve is pushing up short-term interest rates, the interest rates on bonds and home mortgages have been falling. In essence, the bond market is counteracting a tightening Federal Reserve by allowing corporations, governments, and individuals to borrow money at lower interest rates.

Given the abundant liquidity and relatively low yields in the bond markets today, we believe that the Federal Reserve has a significant amount of additional tightening to do before they overcome the bond market’s “give back” and achieve a neutral monetary policy. The yield curve does not appear to be pricing in this possibility today. If it does start pricing in a more aggressive Federal Reserve, we believe that bond yields will rise above current levels.

We have positioned your Fund with this outlook in mind. Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 670 municipal obligations from 49 states. Today, your Fund’s weighted average maturity is 3.87 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds are intended to accomplish two goals. First, the staggered bond maturities contained in a ladder ordinarily defuse

6 Certified Annual Report

interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds which, if not needed for other purposes, can be reinvested toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates rise, because it may allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart below describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Thanks to a strong economy and tax increases, state tax revenue was up 11.4% over the last fiscal year. However, revenues are just now approaching 2002 levels nationwide. Meanwhile, spending for Medicaid and other items continues its upward trajectory, causing many states to continue grappling with budget deficits. State reserve funds have been largely depleted and tax-supported state debt levels have risen over 15% in the last two years. To reduce credit risk, we have kept 93% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

% of portfolio			Cumulative %
maturing			maturing
1 year	=	12%	Year 1	=	12%
1 to 2 years	=	13%	Year 2	=	25%
2 to 3 years	=	13%	Year 3	=	38%
3 to 4 years	=	15%	Year 4	=	53%
4 to 5 years	=	13%	Year 5	=	66%
5 to 6 years	=	10%	Year 6	=	76%
6 to 7 years	=	9%	Year 7	=	85%
7 to 8 years	=	7%	Year 8	=	92%
8 to 9 years	=	4%	Year 9	=	96%
Over 9 years	=	4%	Over 9 years	=	100%

Percentages can and do vary. Data as of 9/30/04.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report 7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2004

ASSETS
Investments at value (cost $1,353,950,547)	$1,401,090,183
Cash	194,616
Receivable for investments sold	19,004,764
Receivable for fund shares sold	4,089,989
Interest receivable	18,606,174
Prepaid expenses and other assets	75,058

Total Assets	1,443,060,784

LIABILITIES
Payable for investments purchased	4,276,249
Payable for fund shares redeemed	2,222,106
Accounts payable and accrued expenses	139,492
Payable to investment advisor and other affiliates (Note 3)	894,485
Dividends payable	1,019,612

Total Liabilities	8,551,944

NET ASSETS	$1,434,508,840

NET ASSETS CONSIST OF:
Undistributed (distribution in excess of) net investment income	$(1,629)
Net unrealized appreciation (depreciation) on investments	47,139,636
Accumulated net realized gain (loss)	(4,583,701)
Net capital paid in on shares of beneficial interest	1,391,954,534

$1,434,508,840

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,039,049,760 applicable to 75,115,022 shares of beneficial interest outstanding — Note 4)	$13.83
Maximum sales charge, 1.50% of offering price	0.21

Maximum Offering Price Per Share	$14.04

Class C Shares:
Net asset value and offering price per share* ($156,870,003 applicable to 11,319,695 shares of beneficial interest outstanding — Note 4)	$13.86

Class I Shares:
Net asset value, offering and redemption price per share ($238,589,077 applicable to 17,245,784 shares of beneficial interest outstanding — Note 4)	$13.83

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8 Certified Annual Report

STATEMENTS OF OPERATIONS

Thornburg Limited Term Municipal Fund

	Three Months Ended	Year Ended
	September 30, 2004	June 30, 2004
INVESTMENT INCOME:
Interest income (net of premium amortized of $4,143,091 and $15,358,148 for the period ended September 30, 2004 and year ended June 30, 2004 respectively)	$12,983,539	$53,238,459

EXPENSES:
Investment advisory fees (Note 3)	1,466,294	5,754,193
Administration fees (Note 3)
Class A Shares	331,206	1,311,880
Class C Shares	49,344	191,093
Class I Shares	29,149	107,843
Distribution and service fees (Note 3)
Class A Shares	662,411	2,622,964
Class C Shares	394,149	1,538,688
Transfer agent fees
Class A Shares	93,700	377,245
Class C Shares	19,950	98,715
Class I Shares	15,820	60,375
Registration and filing fees
Class A Shares	3,196	75,030
Class C Shares	903	14,731
Class I Shares	874	15,281
Custodian fees (Note 3)	112,950	534,108
Professional fees	50,900	150,630
Accounting fees	21,340	121,890
Trustee fees	9,200	51,315
Other expenses	66,591	332,331

Total Expenses	3,327,977	13,358,312
Less:
Expenses reimbursed by Investment advisor (Note 3)	0	(4,388)
Distribution and service fees waived (Note 3)	(197,075)	(769,344)
Fees paid indirectly (Note 3)	(850)	(5,718)

Net Expenses	3,130,052	12,578,862

Net Investment Income	9,853,487	40,659,597

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold	74,945	1,795,864
Increase (Decrease) in unrealized appreciation of investments	16,155,302	(36,334,816)

Net Realized and Unrealized Gain (Loss) on Investments	16,230,247	(34,538,952)

Net Increase (Decrease) in Net Assets Resulting From Operations	$26,083,734	$6,120,645

See notes to financial statements.

Certified Annual Report 9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Three Months Ended	Year Ended	Year Ended
	September 30, 2004	June 30, 2004	June 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$9,853,487	$40,659,597	$36,971,587
Net realized gain (loss) on investments sold	74,945	1,795,864	877,102
Increase (Decrease) in unrealized appreciation of investments	16,155,302	(36,334,816)	28,100,206

Net Increase (Decrease) in Net Assets Resulting from Operations	26,083,734	6,120,645	65,948,895
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,133,301)	(29,889,249)	(28,771,058)
Class C Shares	(958,113)	(3,916,198)	(2,645,994)
Class I Shares	(1,762,073)	(6,854,150)	(5,554,535)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(20,348,137)	74,238,458	190,903,532
Class C Shares	(353,019)	21,587,725	78,064,848
Class I Shares	13,279,935	30,607,967	69,803,156

Net Increase (Decrease) in Net Assets	8,809,026	91,895,198	367,748,844
NET ASSETS:
Beginning of period	1,425,699,814	1,333,804,616	966,055,772

End of period	$1,434,508,840	$1,425,699,814	$1,333,804,616

See notes to financial statements.

10 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”)(formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

Reorganization: The Fund is the successor to Thornburg Limited Term Municipal Fund – National Portfolio (the “National Portfolio”) a series of Thornburg Limited Term Municipal Fund, Inc. On December 8, 2003, the Company’s Board of Directors approved an Agreement and Plan of Reorganization providing for the transfer of substantially all of the National Portfolio’s assets to the Fund, in exchange solely for voting shares of the Fund, and the distribution of those shares to the shareholders of the National Portfolio and the subsequent dissolution of the National Portfolio. The Fund was created by the Trust on December 8, 2003 to accomplish the reorganization, and until the reorganization was completed had only nominal assets. The reorganization was intended to simplify legal and regulatory compliance functions, and to reduce the costs of performing those functions. The Agreement and Plan of Reorganization was approved by the National Portfolio’s shareholders on May 21, 2004, and the reorganization was concluded on June 21, 2004. As a result, all of the National Portfolio’s assets were transferred to the Fund, and the shareholders of the National Portfolio became shareholders of the Fund. There was no change in investment objective or policies as a result of the reorganization, and the investment advisor did not change because of the reorganization. The National Portfolio is the accounting survivor, and the financial results of the Fund include the results of the National Portfolio prior to the reorganization.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

The Fund employed a fiscal year ending June 30 from the Fund’s inception through June 30, 2004, when the Trustees determined to change the Fund’s fiscal year end to September 30. In consequence, the Fund’s financial statements display information for a fiscal period commencing July 1, 2004 and ending September 30, 2004.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining the net asset value, the Fund utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do

Certified Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended September 30, 2004, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% of the average daily net assets of the Fund. The Fund also has an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended June 30, 2004, and the period ended September 30, 2004, the advisor voluntarily reimbursed certain class specific expenses and administrative fees of $4,388 and $0 for Class C Shares, respectively.

The Fund has a Distribution Agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the Distributor of Fund shares. For the year ended June 30, 2004 and the period ended September 30, 2004, the Distributor has advised the Fund that it earned commissions aggregating $16,530 and $3,829, respectively, from the sale of Class A shares, and collected contingent deferred sales charges aggregating $71,750 and $9,605, respectively, from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution plans and Class C distribution fees waived by the Distributor for the period ended September 30, 2004, are set forth in the statement of operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corre-

12 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

sponding adjustment reflected as fees paid indirectly in the statement of operations. For the period ended September 30, 2004, and the year ended June 30, 2004, fees paid indirectly were $850 and $5,718, respectively.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Three Months Ended		Year Ended		Year Ended
	September 30, 2004		June 30, 2004		June 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,652,124	$36,597,200	22,343,137	$310,234,300	24,734,784	$343,160,230
Shares issued to shareholders in reinvestment of dividends	335,506	4,631,084	1,399,170	19,393,497	1,359,442	18,874,006
Shares repurchased	(4,457,299)	(61,576,421)	(18,441,220)	(255,389,339)	(12,329,726)	(171,130,704)

Net Increase (Decrease)	(1,469,669)	$(20,348,137)	5,301,087	$74,238,458	13,764,500	$190,903,532

Class C Shares
Shares sold	506,589	$7,003,493	4,814,111	$66,984,540	7,145,702	$99,350,605
Shares issued to shareholders in reinvestment of dividends	46,675	645,678	194,692	2,704,058	135,892	1,892,308
Shares repurchased	(578,793)	(8,002,190)	(3,462,370)	(48,100,873)	(1,670,144)	(23,178,065)

Net Increase (Decrease)	(25,529)	$(353,019)	1,546,433	$21,587,725	5,611,450	$78,064,848

Class I Shares
Shares sold	1,826,487	$25,227,726	8,616,079	$119,652,434	7,667,976	$106,488,989
Shares issued to shareholders in reinvestment of dividends	104,786	1,446,479	394,435	5,468,468	309,747	4,303,264
Shares repurchased	(970,031)	(13,394,270)	(6,808,603)	(94,512,935)	(2,952,400)	(40,989,097)

Net Increase (Decrease)	961,242	$13,279,935	2,201,911	$30,607,967	5,025,323	$69,803,156

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended September 30, 2004, the Fund had purchase and sale transactions (excluding short-term securities) of $61,650,705 and $81,179,464, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,353,955,992

Gross unrealized appreciation on a tax basis	$48,001,300
Gross unrealized depreciation on a tax basis	(867,109)

Net unrealized appreciation (depreciation) on investments (tax basis)	$47,134,191

At September 30, 2004, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2004, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	1,013,153
2008	3,565,103

$4,578,256

The Fund utilized $74,945 of its capital loss carry forward during the period ended September 30, 2004.

Certified Annual Report 13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

In order to account for permanent book/tax differences, the Fund increased net investment loss by $336 and decreased accumulated net realized investment loss by $336. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from market discount.

All dividends paid by the Fund for the period ended September 30, 2004 and year ended June 30, 2004, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

14 Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund

	Three Months Ended September 30,		Year Ended June 30,
	2004		2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.68		$14.01	$13.65	$13.44	$13.06	$13.26

Income from investment operations:
Net investment income	0.09		0.40	0.45	0.52	0.58	0.59
Net realized and unrealized gain (loss) on investments	0.15		(0.33)	0.36	0.21	0.38	(0.20)

Total from investment operations	0.24		0.07	0.81	0.73	0.96	0.39
Less dividends from:
Net investment income	(0.09)		(0.40)	(0.45)	(0.52)	(0.58)	(0.59)

Change in net asset value	0.15		(0.33)	0.36	0.21	0.38	(0.20)
NET ASSET VALUE, end of period	$13.83		$13.68	$14.01	$13.65	$13.44	$13.06

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.78%		0.47%	5.99%	5.54%	7.49%	3.00%
Ratios to average net assets:
Net investment income	2.69	%(b)	2.85%	3.20%	3.83%	4.36%	4.48%
Expenses, after expense reductions	0.89	%(b)	0.91%	0.93%	0.95%	0.99%	0.96%
Expenses, after expense reductions and net of custody credits	0.89	%(b)	0.91%	0.93%	0.95%	—	—
Expenses, before expense reductions	0.89	%(b)	0.91%	0.93%	0.96%	0.99%	0.96%
Portfolio turnover rate	4.57%		21.37%	15.81%	19.59%	25.37%	33.65%
Net assets at end of period (000)	$1,039,050		$1,047,482	$998,878	$785,145	$654,157	$672,775

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

Certified Annual Report 15

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund

	Three Months Ended September 30,		Year Ended June 30,
	2004		2004	2003	2002	2001	2000
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.70		$14.04	$13.67	$13.46	$13.08	$13.28

Income from investment operations:
Net investment income	0.08		0.36	0.41	0.47	0.53	0.53
Net realized and unrealized gain (loss) on investments	0.16		(0.34)	0.37	0.21	0.38	(0.20)

Total from investment operations	0.24		0.02	0.78	0.68	0.91	0.33
Less dividends from:
Net investment income	(0.08)		(0.36)	(0.41)	(0.47)	(0.53)	(0.53)

Change in net asset value	0.16		(0.34)	0.37	0.21	0.38	(0.20)
NET ASSET VALUE, end of period	$13.86		$13.70	$14.04	$13.67	$13.46	$13.08

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.79%		0.12%	5.78%	5.13%	7.07%	2.57%
Ratios to average net assets:
Net investment income	2.43	%(b)	2.56%	2.89%	3.42%	3.96%	4.06%
Expenses, after expense reductions	1.15	%(b)	1.19%	1.18%	1.33%	1.38%	1.38%
Expenses, after expense reductions and net of custody credits	1.15	%(b)	1.19%	1.18%	1.33%	—	—
Expenses, before expense reductions	1.65	%(b)	1.69%	1.68%	1.80%	1.85%	1.82%
Portfolio turnover rate	4.57%		21.37%	15.81%	19.59%	25.37%	33.65%
Net assets at end of period (000)	$156,870		$155,458	$137,559	$57,258	$24,773	$21,322

(a)	Not annualized for periods less than one year.

(b)	Annualized.

16 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund

	Three Months Ended September 30,		Year Ended June 30,
	2004		2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.68		$14.01	$13.65	$13.44	$13.06	$13.26

Income from investment operations:
Net investment income	0.11		0.44	0.49	0.57	0.63	0.63
Net realized and unrealized gain (loss) on investments	0.15		(0.33)	0.36	0.21	0.38	(0.20)

Total from investment operations	0.26		0.11	0.85	0.78	1.01	0.43
Less dividends from:
Net investment income	(0.11)		(0.44)	(0.49)	(0.57)	(0.63)	(0.63)

Change in net asset value	0.15		(0.33)	0.36	0.21	0.38	(0.20)
NET ASSET VALUE, end of period	$13.83		$13.68	$14.01	$13.65	$13.44	$13.06

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.87%		0.80%	6.36%	5.91%	7.91%	3.37%
Ratios to average net assets:
Net investment income	3.02	%(b)	3.18%	3.54%	4.18%	4.75%	4.84%
Expenses, after expense reductions	0.55	%(b)	0.57%	0.58%	0.60%	0.60%	0.60%
Expenses, after expense reductions and net of custody credits	0.55	%(b)	0.57%	0.58%	0.60%	—	—
Expenses, before expense reductions	0.55	%(b)	0.57%	0.58%	0.62%	0.65%	0.62%
Portfolio turnover rate	4.57%		21.37%	15.81%	19.59%	25.37%	33.65%
Net assets at end of period (000)	$238,589		$222,760	$197,367	$123,652	$86,160	$76,470

(a)	Not annualized for periods less than one year.

(b)	Annualized.

Certified Annual Report 17

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-459, CLASS C — 885-215-442, CLASS I — 885-215-434
NASDAQ SYMBOLS: CLASS A — LTMFX, CLASS C — LTMCX, CLASS I — LTMIX

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
ALABAMA (1.80%)
$10,000,000	Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	$11,043,100
1,245,000	Huntsville Health Care Authority Facilities Revenue Series B, 4.65% due 6/1/2024 put 6/1/2005 (Insured : MBIA)	Aaa/AAA	1,266,190
5,330,000	Huntsville Health Care Series A, 4.65% due 6/1/2024 put 6/1/2005 (Insured: MBIA)	Aaa/AAA	5,420,716
1,920,000	Scottsboro Industrial Development Board Refunding, 5.25% due 5/1/2009 (LOC: PNC Bank)	NR/NR	1,960,858
500,000	Shelby County Series A, 7.20% due 8/1/2005 (Insured: MBIA) (ETM)*	Aaa/AAA	502,170
5,000,000	Wilsonville Industrial Development Board Pollution Control Revenue Refunding, 4.20% due 6/1/2019 put 6/1/2006 (Southern Electric Gaston Project; Insured: AMBAC)	Aaa/AAA	5,177,500
ALASKA (0.10%)
2,070,000	North Slope Borough Alaska, 0% due 6/30/2006 (Insured: MBIA)	Aaa/AAA	1,996,412
ARIZONA (0.90%)
2,500,000	Arizona State Transportation Board Grant Anticipation Notes Series A, 5.00% due 7/1/2009	Aa3/AA-	2,752,425
650,000	Maricopa County Arizona School District 97, 5.50% due 7/1/2008 (Insured: FGIC)	Aaa/NR	721,630
1,000,000	Maricopa County School District 008, 7.50% due 7/1/2008 (Insured: MBIA)	Aaa/AAA	1,177,400
1,000,000	Maricopa County Unified School District Number 41 Gilbert Refunding, 0% due 1/1/2006 (Insured: FGIC)	Aaa/AAA	977,070
4,595,000	Mohave County Industrial Development Authority Correctional Facilities Contract Revenue Series A, 5.00% due 4/1/2009 (Mohave Prison LLC Project; Insured: XLCA)	Aaa/AAA	5,021,921
1,000,000	Pima County Industrial Development Authority Education Revenue Series C, 6.40% due 7/1/2013 (Arizona Charter Schools Project)	Baa3/NR	1,055,860
680,000	Pima County Industrial Development Authority Industrial Revenue Refunding Lease Obligation A, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	717,604
500,000	Tucson Water Revenue Series D, 9.75% due 7/1/2008	Aa3/A+	627,615
ARKANSAS (0.90%)
2,000,000	Conway Electric Revenue Refunding, 5.00% due 8/1/2007	A2/NR	2,142,420
1,000,000	Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2010 (Regional Medical Center Project)	NR/A	1,104,860
1,075,000	Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2011 (Regional Medical Center Project)	NR/A	1,190,595
1,000,000	Little Rock Arkansas Capital Improvement, 4.00% due 4/1/2005 (Insured: FSA)	Aaa/AAA	1,011,570
2,645,000	Little Rock Hotel & Restaurant Gross Receipts Tax Refunding, 7.125% due 8/1/2009	A3/NR	3,035,058
1,735,000	Rogers Sales & Use Tax Revenue, 6.00% due 11/1/2007	A1/AA-	1,741,593
1,545,000	Rogers Sales & Use Tax Revenue Refunding & Improvement Series A, 4.25% due 9/1/2006 (Insured: FGIC)	Aaa/AAA	1,613,567
CALIFORNIA (3.20%)
2,385,000	Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured: AMBAC)	Aaa/AAA	2,390,962
2,620,000	California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)*	A3/AAA	2,900,681
2,050,000	California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/BBB+	2,254,980
2,600,000	California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2012	A2/BBB+	2,938,208
2,550,000	California State Department of Water Resources Power Supply Series A, 6.00% due 5/1/2013	A2/BBB+	2,973,886
400,000	California State Department of Water Resources Series B-2, 1.80% due 5/1/2022 put 10/1/2004 (LOC: BNP Paribus) (daily demand notes)	VMIG1/A1+	400,000
3,500,000	California State Economic Recovery Series C-3, 1.73% due 7/1/2023 put 10/1/2004 (daily demand notes)	VMIG1/A1+	3,500,000

18 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$2,870,000	Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	$2,956,100
3,700,000	Fairfield Water Revenue Refunding, 5.25% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	3,835,605
1,200,000	Irvine Improvement Bond Act 1915 Adjusted Assessment District, 1.73% due 9/2/2024 put 10/1/2004 (daily demand notes)	VMIG1/A-1	1,200,000
100,000	Irvine Improvement Bond Act 1915 Limited Obligation Assessment District, 1.73% due 9/2/2025 put 10/1/2004 (daily demand notes)	VMIG1/A1+	100,000
1,400,000	Metropolitan Water District South California Variable Series B-3, 1.73% due 7/1/2035 put 10/1/2004 (daily demand notes)	VMIG1/A1+	1,400,000
1,100,000	Metropolitan Water District Southern California Waterworks Revenue Series C-1, 1.80% due 7/1/2036 put 10/1/2004 (daily demand notes)	VMIG1/A1+	1,100,000
5,000,000	Oakland Alameda County Coliseum Authority Lease Revenue Refunding Series C-1, 1.70% due 2/1/2025 put 10/7/2004 (Coliseum Project; LOC: California State) (weekly demand notes)	VMIG1/A1+	5,000,000
5,200,000	Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	5,366,088
1,490,000	Orange County Various Sanitation Districts Certificates of Participation Refunding Series B, 1.73% due 8/1/2030 put 10/1/2004 (LOC: Dexia Public Finance Bank) (daily demand notes)	VMIG1/A1+	1,490,000
3,000,000	San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	3,154,320
1,380,000	Torrance Hospital Revenue Series A, 7.10% due 12/1/2015 pre-refunded 12/1/2005 (Little Co.of Mary Hospital Project)	NR/AAA	1,453,416
COLORADO (3.40%)
1,500,000	Adams County Communication Center Series A, 4.75% due 12/1/2006	Baa1/NR	1,549,755
1,000,000	Adams County School District 012 Series A, 4.375% due 12/15/2007	Aa3/AA-	1,065,420
7,210,000	Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/A1+	7,691,051
1,500,000	Colorado Department Transport Revenue Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	1,686,015
1,000,000	Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio Project)	NR/BBB+	1,058,970
5,705,000	Colorado Health Facilities Authority, 5.00% due 9/1/2007 (Catholic Health Initiatives Project)	Aa2/A1+	6,105,548
515,000	Colorado Health Facilities Authority Series A, 5.375% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/A1+	559,094
160,000	Colorado Housing Finance Authority, 5.25% due 10/1/2007	A1/AA+	160,011
2,230,000	Colorado Springs Utilities Revenue Systems Subordinated Lien Refunding & Improvement Series A, 5.00% due 11/15/2005	Aa2/AA	2,310,971
500,000	Cucharas Sanitation & Water District Refunding & Improvement, 7.25% due 1/1/2015 pre-refunded 1/1/2005 NR/NR		511,795
500,000	Denver City & County Certificates of Participation Series A, 5.50% due 5/1/2006 (Insured: MBIA)	Aaa/AAA	528,015
3,335,000	Denver Convention Center Senior Series A, 5.00% due 12/1/2011 (Insured: XLCA)	Aaa/AAA	3,678,072
1,820,000	Dove Valley Metropolitan District Arapahoe County,Series B, 3.30% due 11/1/2025 put 11/1/2005 @100 (LOC: BNP Paribas)	NR/A1+	1,848,283
500,000	El Paso County School District G.O.20 Series B, 8.25% due 12/15/2004 (State Aid Withholding)	Aa3/NR	506,770
1,000,000	Highlands Ranch Metro District Number 2 G.O., 6.50% due 6/15/2012 (Insured: FSA)	Aaa/AAA	1,206,710
1,760,000	Highlands Ranch Metropolitan District Number 3 Refunding Series B,5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,887,336
1,520,000	Highlands Ranch Metropolitan District Number 3 Series A, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,629,972
1,000,000	Lakewood Certificates of Participation, 4.40% due 12/1/2008 (Insured: MBIA)	Aaa/AAA	1,070,090
1,025,000	Metropolitan Football Stadium District Colorado Sales Tax Revenue Capital Appreciation Series A, 0% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	938,316
1,000,000	Pinery West Metropolitan District Number 3, 4.70% due 12/1/2021 put 12/1/2007 (LOC: Compass Bank)	NR/A-	1,044,310
6,000,000	Plaza Metropolitan District Number 1 Revenue, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment Project)	NR/NR	6,248,280
1,000,000	Regional Transportation District of Colorado Series A, 5.00% due 6/1/2009 (Transit Vehicles Project; Insured: AMBAC)	Aaa/AAA	1,096,830
1,000,000	Section 14 Metropolitan District Jefferson Refunding Series A, 6.20% due 12/1/2013 (LOC: US Bank Trust)	NR/AA-	1,007,440
1,000,000	Southland Company Medical District unlimited G.O., 6.75% due 12/1/2016	NR/NR	996,600
1,150,000	Superior Metropolitan District 1 Variable Refunding & Improvement Series A, 5.45% due 12/1/2020 put 12/1/2004 (LOC: BNP)	NR/AA	1,156,003

Certified Annual Report 19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
CONNECTICUT (0.40%)
$1,325,000	Bridgeport G.O., 6.00% due 3/1/2006 (Insured: AMBAC)	Aaa/AAA	$1,401,214
800,000	Bridgeport Series A Prerefunded, 6.00% due 3/1/2005 (Insured: AMBAC) (ETM)*	Aaa/AAA	814,720
885,000	Bridgeport Series A Unrefunded Balance, 6.00% due 3/1/2005 (Insured: AMBAC)	Aaa/AAA	900,983
350,000	Capitol Region Education Council, 6.375% due 10/15/2005	NR/BBB	363,086
2,010,000	New Haven Connecticut, 3.00% due 11/1/2004 (Insured: FGIC)	Aaa/AAA	2,012,392
DELAWARE (0.60%)
2,045,000	Delaware State Economic Development Authority Revenue, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light Project)	Baa1/BBB	2,171,524
2,000,000	Delaware State Health Facilities Authority Revenue, 6.25% due 10/1/2006 (Insured:MBIA) (ETM)*	Aaa/AAA	2,040,980
1,275,000	Delaware State Health Facilities Authority Revenue Refunding Series A, 5.25% due 6/1/2011 (Beebe Medical Center Project)	Baa1/BBB	1,376,171
1,370,000	Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,504,548
1,445,000	Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,569,328
DISTRICT OF COLUMBIA (2.60%)
1,915,000	District of Columbia, 5.50% due 6/1/2008 (Insured: AMBAC)	Aaa/AAA	2,114,677
1,000,000	District of Columbia Certificates of Participation, 5.00% due 1/1/2008 (Public Safety & Emergency Project; insured: AMBAC)	Aaa/AAA	1,079,870
5,950,000	District of Columbia Certificates of Participation, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	6,551,485
4,430,000	District of Columbia Hospital Revenue, 5.70% due 8/15/2008 (Medlantic Healthcare Project; Insured: MBIA) (ETM)*	Aaa/AAA	4,805,930
1,500,000	District of Columbia Hospital Revenue Refunding, 5.10% due 8/15/2008 (Medlantic Healthcare Group A Project; Insured: MBIA) (ETM)*	Aaa/AAA	1,629,255
1,330,000	District of Columbia Revenue, 6.00% due 8/15/2005 (Medlantic Healthcare Project; Insured: MBIA) (ETM)*	Aaa/AAA	1,379,848
500,000	District of Columbia Revenue, 5.50% due 10/1/2005 (Insured: MBIA)	Aaa/AAA	518,405
500,000	District of Columbia Revenue, 6.00% due 1/1/2007 (Insured: AMBAC) (American Assoc. for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	541,975
1,000,000	District of Columbia Revenue, 6.00% due 1/1/2009 (American Assoc.for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	1,127,410
4,700,000	District of Columbia Series A, 5.50% due 6/1/2009 (Insured: MBIA)	Aaa/AAA	5,250,746
2,000,000	District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2009 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,723,120
1,990,000	District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2011 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,550,290
1,480,000	District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2012 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,096,517
750,000	Washington DC Convention Center Authority Dedicated Tax Revenue, 5.00% due 10/1/2006 (Insured: AMBAC)	Aaa/AAA	793,958
6,110,000	Washington DC Convention Center Senior Lien,5.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	6,591,529
FLORIDA (5.00%)
5,000,000	Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009	A3/AA-	5,470,250
1,000,000	Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital Projects Student Housing; Insured: MBIA)	Aaa/AAA	1,110,170
2,996,000	Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	3,374,125
7,000,000	Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	7,760,200

20 Certified Annual Report

SCHEDULE OF INVESTMENTS,CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,465,000	Florida State Refunding, 6.00% due 7/1/2006 (Department of Transportation Right of Way Project)	Aa2/AA+	$1,569,337
1,000,000	Hillsborough County Capital Improvement Program Revenue Refunding Junior Lien, 5.00% due 8/1/2008 (Criminal Justice Project; Insured: FGIC)	Aaa/AAA	1,092,250
2,400,000	Hillsborough County Industrial Development Authority Pollution Control Revenue Refunding, 4.00% due 9/1/2025 put 8/1/2007 (Tampa Electric Co. Project)	Baa2/BBB-	2,433,336
5,000,000	Jacksonville Electric St. John’s River Park Systems Revenue Refunding Issue-2 17th Series, 5.25% due 10/1/2012	Aa2/AA-	5,567,150
1,910,000	Miami Dade County School Board Certificates of Participation Series A, 5.00% due 5/1/2006 (Insured: MBIA)	Aaa/AAA	2,005,118
1,010,000	Miami Dade County School Board Certificates of Participation Series B, 5.50% due 5/1/2031 put 5/1/2011 (Insured:MBIA)	Aaa/AAA	1,131,018
3,390,000	Miami Dade County School Board Certificates of Participation Series C, 5.00% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	3,658,522
3,700,000	Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	3,612,273
1,395,000	Orange County Health Facilities Authority, 5.80% due 11/15/2009 (Adventist Health System Project)	A2/A	1,558,564
3,120,000	Orange County Health Facilities Authority Revenue Refunding, 6.25% due 11/15/2008 (Adventist Health Systems Project; Insured: AMBAC)	Aaa/AAA	3,325,889
925,000	Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2007 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	1,029,284
3,500,000	Orange County School Board Certificates of Participation Series B, 1.73% due 8/1/2027 put 10/1/2004 (Insured: MBIA) (daily demand notes)	VMIG1/AAA	3,500,000
5,000,000	Orange County School Board Certificates Series A, 5.00% due 8/1/2006 (Insured: MBIA)	Aaa/NR	5,277,600
1,455,000	Orange County School District Series B, 1.73% due 8/1/2025 put 10/1/2004 (Insured: AMBAC) (daily demand notes)	Aaa/NR	1,455,000
940,000	Palm Beach County Industrial Development Revenue Series 1996, 6.00% due 12/1/2006 (Lourdes-Noreen McKeen Residence Project; LOC: Allied Irish Bank) (ETM)*	NR/A	1,017,108
2,420,000	Palm Beach County Solid Waste Authority Revenue Refunding Series A, 5.00% due 10/1/2005	Aa3/AA-	2,492,213
1,000,000	Pasco County Housing Finance Authority Multi Family Revenue Refunding Series A, 5.35% due 6/1/2027 put 6/1/2008 (Oak Trail Apts Project; Insured: AXA)	NR/AA-	1,060,840
3,445,000	Pelican Marsh Community Development District Refunding Series A, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	3,625,794
100,000	Sarasota County Public Hospital Board,1.80% due 7/1/2037 put 10/1/2004 (Sarasota Memorial Hospital Project) (daily demand notes)	VMIG1/A1+	100,000
1,755,000	St. Johns County Florida Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,866,864
2,040,000	Tampa Florida Guaranteed Entitlement Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	2,264,686
3,000,000	University Athletic Association Inc. Florida Athletic Program Revenue Refunding, 2.20% due 10/1/2031 put 10/1/2005 (LOC: Suntrust Bank)	VMIG1/NR	3,013,230
GEORGIA (1.00%)
1,000,000	Georgia Municipal Association Inc.Certificates of Participation City Court Atlanta Project, 5.00% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,063,570
1,550,000	Georgia Municipal Electric Power Authority Revenue, 7.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,769,651
730,000	Georgia Municipal Electric Power Authority Revenue Series Y, 6.30% due 1/1/2006	A2/A+	768,427
2,000,000	Monroe County Development Authority Pollution Control, 6.75% due 1/1/2010 (Oglethorpe Power Scherer A Refunding; Insured: MBIA)	Aaa/AAA	2,357,600
1,000,000	Monroe County Development Authority Pollution Control Revenue Oglethorpe Power Scherer A, 6.80% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,219,580
5,000,000	Municipal Electric Authority Georgia Subordinated Series B, 5.00% due 1/1/2026 put 1/1/2009 (Project One; Insured: AMBAC)	Aaa/AAA	5,429,550
910,000	Municipal Electric Authority Georgia Unrefunded Balance Subordinated A, 6.00% due 1/1/2006 (Project One; Insured: AMBAC)	Aaa/AAA	956,519

Certified Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
HAWAII (0.40%)
$2,000,000	Hawaii State Department of Budget & Finance Special Purpose Hawaiian Electric Co., 4.95% due 4/1/2012 (Insured: MBIA)	Aaa/AAA	$2,187,140
1,000,000	Hawaii State Refunding Series Cb, 5.75% due 1/1/2007	Aa3/AA-	1,081,020
1,565,000	Hawaii State Series CN, 6.25% due 3/1/2006 (Insured: FGIC)	Aaa/AAA	1,661,169
1,000,000	Honolulu City & County Refunding Series A, 7.35% due 7/1/2006	Aa2/AA-	1,091,650
ILLINOIS (12.00%)
3,345,000	Champaign County Community Unit Series C, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	2,936,040
2,000,000	Chicago Board of Education, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,295,140
750,000	Chicago Board of Education School Reform, 6.25% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	897,053
2,300,000	Chicago Housing Authority Capital Program Revenue, 5.25% due 7/1/2010	Aa3/AA	2,528,068
1,000,000	Chicago Illinois Housing Authority Capital Program Revenue, 5.00% due 7/1/2007	Aa3/AA	1,067,440
2,015,000	Chicago Illinois Transit Authority Capital Grant Receipts Revenue Series A, 4.25% due 6/1/2008 (Insured: AMBAC)	Aaa/AAA	2,077,707
2,300,000	Chicago Metropolitan Water Reclamation District, 6.90% due 1/1/2007	Aaa/AA+	2,489,175
1,340,000	Chicago Midway Airport Revenue Series A, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,437,230
1,180,000	Chicago Midway Airport Revenue Series C, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,332,480
3,420,000	Chicago O’Hare International Airport Refunding General Airport Series A, 6.375% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	3,525,268
1,000,000	Chicago O’Hare International Airport Revenue, 5.375% due 1/1/2007 (Insured: AMBAC)	Aaa/AAA	1,059,990
1,105,000	Chicago O’Hare International Airport Revenue, 5.00% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,216,992
1,000,000	Chicago O’Hare International Airport Revenue 2nd Lien Series C-1, 5.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	1,094,450
3,000,000	Chicago O’Hare International Airport Revenue Passenger Facility Change Series A, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	3,152,220
690,000	Chicago O’Hare International Airport Revenue Refunding, 4.80% due 1/1/2005 (Insured: AMBAC)	Aaa/AAA	695,458
675,000	Chicago O’Hare International Airport Revenue Refunding Series A, 4.90% due 1/1/2006 (Insured: MBIA)	Aaa/AAA	690,039
6,000,000	Chicago O’Hare International Airport Revenue Series C-1, 5.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	6,479,220
11,900,000	Chicago Park District, 6.60% due 11/15/2014 partially pre-refunded 5/15/2005	Aa3/AA	12,483,457
1,000,000	Chicago Park District Parking Facility Revenue, 5.75% due 1/1/2010 (ETM)*	Baa1/A	1,134,750
750,000	Chicago Public Commerce Building Revenue, 5.00% due 3/1/2005 (Insured: AMBAC)	Aaa/AAA	760,395
2,000,000	Chicago Public Commerce Building Revenue Series C, 5.50% due 2/1/2006 (Insured: FGIC)	Aaa/AAA	2,095,920
2,000,000	Chicago Refunding Series A, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	2,232,240
1,000,000	Chicago Refunding Series A-2, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,176,600
5,000,000	Chicago Tax Increment Allocation Central Series A, 0% due 12/1/2005 (Insured: AMBAC)	Aaa/AAA	4,893,800
1,000,000	Cicero Refunding Tax Increment Series A, 4.25% due 1/1/2007 (Insured: FGIC)	Aaa/AAA	1,046,810
1,000,000	Collinsville Leased Facilities Revenue Refunding, 5.15% due 11/1/2004 (Insured: MBIA)	Aaa/AAA	1,002,930
2,545,000	Cook & Will Counties Township High School District 206 Series C, 0% due 12/1/2005 (Insured: FSA)	Aaa/AAA	2,490,588
995,000	Cook County Capital Improvement, 5.50% due 11/15/2008 pre-refunded 11/15/2006	Aaa/AAA	1,078,461
2,250,000	Cook County Community School District 97 Series B, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	3,184,402
2,650,000	Cook County Series C Refunding, 5.80% due 11/15/2004 (Insured: FGIC)	Aaa/AAA	2,663,700
5,000,000	Du Page County Forest Preservation District, 0% due 11/1/2009	Aaa/AAA	4,263,650
1,500,000	Glenview Multi Family Revenue Refunding, 5.20% due 12/1/2027 put 12/1/2007 (Collateralized: FNMA)	NR/AAA	1,570,620
1,015,000	Hoffman Estates Illinois Tax Increment Revenue, 0% due 5/15/2005 (Hoffman Estates Economic Dev. Project; Guaranty: Sears)	Baa1/NR	994,213
3,075,000	Hoffman Estates Illinois Tax Increment Revenue, 0% due 5/15/2006 (Hoffman Estates Economic Dev. Project; Guaranty: Sears)	Baa1/NR	2,915,315
1,500,000	Hoffman Estates Illinois Tax Increment Revenue Junior Lien, 0% due 5/15/2007	Baa1/NR	1,374,195
5,000,000	Hoffman Estates Illinois Tax Increment Revenue Refunding, 5.25% due 11/15/2009 (Economic Development Project; Insured: AMBAC)	Aaa/AAA	5,021,400
1,000,000	Illinois Department Central Management Services Certificates of Participation, 5.85% due 7/1/2009 (Insured: MBIA)	Aaa/AAA	1,065,100

22 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$3,000,000	Illinois Development Finance Authority Pollution Control Revenue Refunding, 5.70% due 1/15/2009 (Commonwealth Edison Company Project; Insured: MBIA)	Aaa/AAA	$3,340,620
860,000	Illinois Development Finance Authority Revenue, 4.00% due 11/15/2005 (Insured: XLCA)	Aaa/AAA	880,718
915,000	Illinois Development Finance Authority Revenue, 4.00% due 11/15/2006 (Insured: XLCA)	Aaa/AAA	951,316
3,635,000	Illinois Development Finance Authority Revenue, 6.00% due 11/15/2009 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	4,106,023
1,005,000	Illinois Development Finance Authority Revenue, 6.35% due 7/1/2010 pre-refunded 7/1/2005 (Elderly Housing 8 Mattoon Tower A Project)	A3/NR	1,039,642
3,860,000	Illinois Development Finance Authority Revenue, 6.00% due 11/15/2010 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	4,397,968
785,000	Illinois Development Finance Authority Revenue, 5.25% due 2/15/2011 (Insured: AMBAC)	NR/AAA	810,089
1,000,000	Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.60% due 7/1/2005	NR/BBB	1,016,760
1,000,000	Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.60% due 7/1/2006	NR/BBB	1,034,310
4,500,000	Illinois Development Finance Authority Revenue Refunding Community Rehab Providers Series A, 6.00% due 7/1/2015	NR/BBB	4,656,780
6,035,000	Illinois Development Finance Authority Revenue Series A, 5.75% due 5/15/2014 (Provena Health Project; Insured: MBIA)	Aaa/AAA	6,698,126
915,000	Illinois Health Facilities Authority Revenue, 5.50% due 11/15/2007 (OSF Healthcare System Project)	A2/A	982,234
1,290,000	Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2008 (Iowa Health System Project)	A1/NR	1,434,054
1,375,000	Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2009 (Iowa Health System Project)	A1/NR	1,551,619
1,465,000	Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2010 (Iowa Health System Project)	A1/NR	1,669,177
1,560,000	Illinois Health Facilities Authority Revenue, 6.00% due 2/15/2011 (Iowa Health System Project; Insured: AMBAC)	Aaa/AAA	1,773,377
1,000,000	Illinois Health Facilities Authority Revenue Refunding, 4.00% due 8/15/2005 (University of Chicago Hospital & Health Project; Insured MBIA)	Aaa/AAA	1,019,230
1,000,000	Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2006 (University of Chicago Hospital & Health Project; Insured MBIA)	Aaa/AAA	1,054,650
1,500,000	Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2007 (University of Chicago Hospital & Health Project; Insured MBIA)	Aaa/AAA	1,612,485
1,500,000	Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2008 (University of Chicago Hospital & Health Project; Insured MBIA)	Aaa/AAA	1,630,455
3,000,000	Illinois Health Facilities Authority Revenue Refunding, 5.50% due 11/15/2011 (Methodist Medical Center Project; Insured: MBIA)	Aaa/AAA	3,321,420
37,000	Illinois Health Facilities Authority Revenue Series 1993-A, 7.875% due 8/15/2005 (Community Provider Pooled Loan Program Project)	NR/NR	37,239
1,000,000	Illinois Health Facilities Authority Revenue University of Chicago, 5.00% due 8/15/2009 (Hospital Systems Project; Insured: MBIA)	Aaa/AAA	1,092,460
1,040,000	Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,158,477
500,000	Illinois State COPS Central Management Department, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	537,595
1,000,000	Illinois State Partners Series A, 6.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	1,069,420
2,250,000	Illinois State Refunding, 5.125% due 12/1/2006 (Insured: FGIC)	Aaa/AAA	2,375,865
1,200,000	Kane County Illinois School District Number 129 Aurora West Side Refunding, 5.50% due 2/1/2012 (Insured: FGIC)	Aaa/NR	1,312,608
920,000	Kankakee Series A, 5.25% due 1/1/2012 pre-refunded 1/1/2006 @100	Aaa/AAA	959,698
80,000	Kankakee Unrefunded Balance Series A, 5.25% due 1/1/2012 (Insured: FSA)	Aaa/AAA	83,188
1,000,000	Lake County Community Consolidated School District 73, 9.00% due 1/1/2006 (Insured: FSA)	Aaa/NR	1,086,260
2,000,000	Lake County Community High School District 117 Series B, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	1,904,420
3,235,000	Lake County Community High School District 117 Series B, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	2,481,827
2,370,000	Lake County Consolidated High School Refunding, 3.00% due 12/1/2004	NR/AA-	2,374,977
2,990,000	Lake County Consolidated High School Refunding, 3.25% due 12/1/2005	NR/AA-	3,035,926
1,000,000	McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	833,390

Certified Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,250,000	Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Series A-2002, 6.00% due 6/15/2007 pre-refunded 6/15/2006 @ 102 (McCormick Place Exposition Project; Insured: AMBAC)	Aaa/AAA	$1,361,050
3,750,000	Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Series A-2002, 6.00% due 6/15/2007 pre-refunded 6/15/2006 @102 (McCormick Place Exposition Project; Insured: AMBAC)	Aaa/AAA	4,063,012
2,445,000	Naperville City, Du Page & Will Counties Economic Development Revenue, 6.10% due 5/1/2008 (Hospital & Health System Association Project; LOC: American National Bank)	NR/A1+	2,535,514
1,100,000	Peoria Public Building Commission School District Facilities Revenue, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR 1	,015,938
6,300,000	University of Illinois Revenue, 0% due 10/1/2006 (Insured: MBIA)	Aaa/AAA	6,032,313
INDIANA (4.30%)
1,370,000	Allen County Economic Development Revenue, 5.00% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	1,449,583
965,000	Allen County Economic Development Revenue First Mortgage, 5.20% due 12/30/2005 (Indiana Institute of Technology Project)	NR/NR	999,634
690,000	Allen County Economic Development Revenue First Mortgage, 5.30% due 12/30/2006 (Indiana Institute of Technology Project)	NR/NR	729,827
1,110,000	Allen County Economic Development Revenue First Mortgage, 5.60% due 12/30/2009 (Indiana Institute of Technology Project)	NR/NR	1,199,310
1,115,000	Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010	Aa3/NR	1,274,724
1,000,000	Ball State University Revenues Student Fee Series K, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,148,480
1,085,000	Boone County Hospital Association Lease Revenue, 5.00% due 1/15/2007 (Insured: FGIC) (ETM)*	Aaa/AAA	1,156,361
850,000	Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2010 (State Aid)	NR/A	677,960
850,000	Boonville Junior High School Building Corp. Revenue, 0% due 1/1/2011 (State Aid)	NR/A	658,274
950,000	Boonville Junior High School Building Corp. Revenue Refunding, 0% due 7/1/2011 (State Aid)	NR/A	719,407
1,175,000	Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2009 (Insured: AMBAC)	Aaa/AAA	1,289,116
1,135,000	Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC)	Aaa/AAA	1,250,747
910,000	Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (Insured: AMBAC) (ETM)*	Aaa/AAA	1,023,504
1,860,000	Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage (State Aid), 0% due 1/15/2006	NR/A	1,799,346
1,860,000	Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage Refunding, 0% due 7/5/2008 (Insured: MBIA)	Aaa/AAA	1,675,860
965,000	Evansville Vanderburgh School Building Corp. First Mortgage, 5.00% due 1/15/2008 (Insured: FSA)	Aaa/AAA	1,042,393
965,000	Goshen Multi School Building Corp. 1st Mortgage, 5.20% due 7/15/2007 (Insured: MBIA)	Aaa/AAA	1,043,705
2,305,000	Hammond Multi-School Building Corp. First Mortgage Refunding Bond Series 1997, 6.00% due 7/15/2008 (Lake County Project)	NR/A	2,513,119
390,000	Huntington Economic Development Revenue, 6.00% due 11/1/2006 (United Methodist Membership Project)	NR/NR	412,526
700,000	Huntington Economic Development Revenue, 6.15% due 11/1/2008 (United Methodist Membership Project)	NR/NR	762,048
790,000	Huntington Economic Development Revenue, 6.20% due 11/1/2010 (United Methodist Membership Project)	NR/NR	845,403
85,000	Indiana Health Facility Financing Authority Hospital Revenue, 5.75% due 11/1/2005 (Daughters of Charity Project) (ETM)*	Aaa/NR	86,665
1,265,000	Indiana Health Facility Financing Authority Hospital Revenue Series D, 5.00% due 11/1/2026 pre-refunded 11/1/2007	Aaa/NR	1,345,935
1,000,000	Indiana Municipal Power Agency Power Supply Systems Revenue Refunding Series B, 5.80% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,105,930
670,000	Indiana State Educational Facilities Authority Revenue, 5.75% due 10/1/2009 (University of Indianapolis Project)	NR/A-	744,477
2,500,000	Indiana University Revenues Refunding, 0% due 8/1/2007 (Insured: AMBAC)	Aaa/AAA	2,333,175
1,000,000	Indianapolis Airport Authority Revenue Refunding Series A, 5.75% due 7/1/2005 (Insured: FGIC)	Aaa/AAA	1,030,060
1,100,000	Indianapolis Airport Authority Revenue Refunding Series A, 5.35% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	1,180,388
1,220,000	Indianapolis Local Public Improvement Bond Bank Transportation Revenue, 0% due 7/1/2005 (ETM)*	Aa2/NR	1,204,640
1,240,000	Indianapolis Local Public Improvement Bond Bank Transportation Revenue, 0% due 7/1/2006 (ETM)*	Aa2/NR	1,196,873
2,200,000	Indianapolis Resource Recovery Revenue Refunding, 6.75% due 12/1/2004 (Ogden Martin Systems, Inc. Project; Insured: AMBAC)	Aaa/AAA	2,217,864
2,000,000	Indianapolis Resource Recovery Revenue Refunding, 6.75% due 12/1/2006 (Ogden Martin Systems, Inc. Project; Insured: AMBAC)	Aaa/AAA	2,181,120

24 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$855,000	Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	$960,336
455,000	Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	518,573
890,000	Merrillville Multi School Building Corp. Refunding First Mortgage, 6.55% due 7/1/2005 (Insured: MBIA)	Aaa/AAA	921,844
625,000	Monroe County Community School Building Corp. Revenue Refunding, 5.00% due 1/15/2007 (Insured: AMBAC)	Aaa/AAA	665,531
940,000	North Adams Community Schools, 4.00% due 7/15/2005 (Insured: FSA)	Aaa/AAA	956,854
1,070,000	North Central Campus School Building Corp. Indiana, 4.50% due 7/10/2005 (Insured: AMBAC)	Aaa/AAA	1,093,069
684,000	Northwest Allen Building Corp. First Mortgage, 5.30% due 12/1/2005 (Insured: MBIA)	Aaa/AAA	700,238
835,000	Peru Community School Corp. Refunding First Mortgage, 0% due 7/1/2010	NR/A	665,996
1,655,000	Plymouth Multi School Building Corp. Refunding, 5.50% due 7/1/2005 (Plymouth Community School Project; Insured: MBIA)	Aaa/AAA	1,702,300
4,000,000	Rockport Pollution Control Revenue Series C, 2.625% due 4/1/2025 put 10/1/2006 (Indiana Michigan Power Co. Project)	Baa2/BBB	3,998,080
1,540,000	Vigo County Elementary School Building Corp. Refunding & Improvement First Mortgage, 4.00% due 1/10/2006 (Insured: FSA)	Aaa/AAA	1,581,349
1,635,000	Vigo County Elementary School Building Corp. Refunding & Improvement First Mortgage, 4.00% due 1/10/2008 (Insured: FSA)	Aaa/AAA	1,716,145
995,000	Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid)	NR/AA-	1,116,460
1,095,000	Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid)	NR/AA-	1,235,193
2,080,000	West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (Insured: FGIC)	Aaa/AAA	2,392,603
1,820,000	Westfield Elementary School Building Corp. First Mortgage Series 1997, 6.80% due 7/15/2007 (Insured: AMBAC) (ETM)*	Aaa/AAA	2,043,514
IOWA (2.10%)
2,900,000	Ankeny Community School District Sales & Services Tax Revenue, 5.00% due 7/1/2010	NR/A+	3,145,166
3,515,000	Des Moines Limited Obligation Revenue, 6.25% due 12/1/2015 put 12/1/2005 (Des Moines Parking Associates Project; LOC: Wells Fargo Bank)	NR/NR	3,521,151
6,650,000	Iowa Finance Authority Commercial Development Revenue Refunding, 5.75% due 4/1/2014 put 4/1/2010 (Governor Square Project; Insured: AXA)	NR/AA	7,049,599
435,000	Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2007 (Iowa Health Services Project)	A1/NR	472,867
1,765,000	Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2009 (Iowa Health Services Project)	A1/NR	1,993,250
1,955,000	Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2010 (Iowa Health Services Project)	A1/NR	2,229,521
3,145,000	Iowa Finance Authority Hospital Facility Revenue, 6.00% due 2/15/2011 (Iowa Health Services Project; Insured: AMBAC)	Aaa/AAA	3,580,173
1,430,000	Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2007	Aa3/AA-	1,566,279
3,295,000	Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2010	Aa3/AA-	3,720,154
1,170,000	Iowa University of Science & Technology Revenue Refunding Series B, 5.20% due 7/1/2005 (Academic Building Project)	Aa3/A+	1,200,467
390,000	University of Iowa Facilities Corp. Revenue Series A, 4.875% due 6/1/2005	Aa2/AA-	397,960
KANSAS (0.10%)
500,000	Dodge Unified School District 443 Ford County, 8.25% due 9/1/2006 (Insured: FSA)	Aaa/AAA	558,555
1,160,000	Wichita Water & Sewer Utility Revenue, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/AAA	1,247,847
KENTUCKY (1.40%)
145,000	Campbell & Kenton Counties Sanitation District Number 1 Revenue, 6.50% due 8/1/2005 (ETM)*	Aaa/AAA	150,886
1,580,000	Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2009 (Ashland Hospital; Insured: FSA)	Aaa/AAA	1,723,180
1,000,000	Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2010 (Ashland Hospital; Insured: FSA)	Aaa/AAA	1,093,310
7,400,000	Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2009 converts to 5.35% 10/1/2005 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,799,674

Certified Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$7,830,000	Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2010 converts to 5.40% 10/1/2005 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	$8,325,247
390,000	Kentucky State Turnpike Authority Resources Recovery Revenue, 0% due 7/1/2006 (Insured: FGIC)	Aaa/AAA	367,169
150,000	Louisville Water Revenue Refunding, 6.00% due 11/15/2006 (ETM)*	Aaa/AAA	161,945
LOUISIANA (2.70%)
4,125,000	Jefferson Parish Hospital District 2, 5.25% due 12/1/2015 crossover-refunded 12/1/2005 (Insured: FGIC)	Aaa/AAA	4,275,810
1,440,000	Jefferson Sales Tax District Special Sales Tax Revenue Refunding, 5.25% due 12/1/2006 \ (Insured: AMBAC)	Aaa/AAA	1,540,109
1,515,000	Jefferson Sales Tax District Special Sales Tax Revenue Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,654,698
1,000,000	Louisiana Local Govt. Environmental Facilities & Community Dev. Auth. Multi Family Revenue Series A, 5.00% due 9/1/2012 (Bellemont Apartments Project)	Baa1/NR	989,020
2,255,000	Louisiana PFA Revenue, 5.375% due 12/1/2008 (Wynhoven Health Care Center Project; Guaranty: Archdiocese of New Orleans)	NR/NR	2,341,164
1,000,000	Louisiana Public Facilities Authority Revenue, 5.75% due 10/1/2008 (Loyola University Project)	A1/A+	1,116,190
1,280,000	Louisiana Public Facilities Authority Revenue Refunding, 5.50% due 10/1/2006 (Loyola University Project)	A1/A+	1,365,696
7,135,000	Louisiana State Correctional Facility Lease, 5.00% due 12/15/2008 (Insured: Radian)	NR/AA	7,729,845
2,350,000	Louisiana State Offshore Terminal Authority Deepwater Port Revenue, 4.375% due 10/1/2020 put 6/1/2007 (Loop LLC Project)	A3/A-1	2,454,974
5,000,000	Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A-1	5,165,900
1,250,000	Louisiana State Refunding Series A, 7.75% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	1,380,325
5,050,000	New Orleans Parish School Board, 0% due 2/1/2008 (ETM)*	Aaa/AAA	4,309,417
1,000,000	New Orleans Refunding, 0% due 9/1/2006 (Insured: AMBAC)	Aaa/AAA	960,070
3,000,000	St. Charles Parish Pollution Control Revenue Variable Refunding Series A, 4.90% due 6/1/2030 put 6/1/2005 (Entergy Louisiana Inc. Project)	Baa2/BBB-	3,039,540
MAINE (0.10%)
1,000,000	Regional Waste Systems Inc. Solid Waste Resources Recovery Revenue Series P, 6.25% due 7/1/2010 (Insured: FSA)	Aaa/AAA	1,052,510
MARYLAND (0.50%)
580,000	Baltimore Maryland, 7.00% due 10/15/2009 (Insured: MBIA)	Aaa/AAA	693,245
2,050,000	Baltimore Public Improvement Series A, 7.00% due 10/15/2006 (Insured: MBIA)	Aaa/AAA	2,255,369
1,000,000	Howard County Retirement Community Revenue Series A, 7.25% due 5/15/2015 pre-refunded 5/15/2010	NR/NR	1,223,330
2,500,000	Howard County Retirement Community Revenue Series A, 7.875% due 5/15/2021 pre-refunded 5/15/2010	NR/NR	3,134,125
MASSACHUSETTS (2.50%)
2,000,000	Boston Economic Development & Industrial Corp., 5.15% due 7/1/2025 put 7/1/2005 (LOC: Fleet National Bank)	Aa3/NR	2,036,620
3,470,000	Massachusetts Development Finance Agency Resource Recovery Revenue Series A, 5.50% due 1/1/2011 (Insured: MBIA)	Aaa/AAA	3,893,791
1,000,000	Massachusetts Industrial Finance Agency Pollution Control Revenue Refunding, 5.875% due 8/1/2008 (Eastern Edison Co. Project)	A2/A	1,013,190
1,000,000	Massachusetts Industrial Finance Agency Revenue, 8.375% due 2/15/2018 pre-refunded 2/15/2006 @ 102 (Glenmeadow Retirement Project)	NR/NR	1,101,490
900,000	Massachusetts Municipal Wholesale Electric Co. Power Supply Systems Revenue, 5.00% due 7/1/2005 (Stony Brook Intermediate Project A; Insured: MBIA)	Aaa/AAA	922,095
4,000,000	Massachusetts Municipal Wholesale Electric Co. Power Supply Systems Revenue Number 1-Series A, 5.00% due 7/1/2007 (Nuclear Mix Project; Insured: MBIA)	Aaa/AAA	4,299,680
1,000,000	Massachusetts Municipal Wholesale Electric Co. Power Supply Systems Revenue Series A, 5.00% due 7/1/2005 (Stony Brook Peaking Project; Insured: MBIA)	Aaa/AAA	1,024,550
2,000,000	Massachusetts State Federal Highway Grant Anticipation Notes Series A, 5.25% due 6/15/2009	Aa3/NR	2,210,540

26 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$8,120,000	Massachusetts State Health & Educational Facilities Authority Capital Assets Program Series D, 1.72% due 1/1/2035 (Insured: MBIA) (Daily Demand Notes)	VMIG1/A1+	$8,120,000
3,415,000	Massachusetts State Health & Educational Series H, 5.375% due 5/15/2012 (New England Medical Center Hospital Project; Insured: FGIC)	Aaa/AAA	3,831,630
1,220,000	Massachusetts State Industrial Finance Agency Revenue, 5.90% due 7/1/2027 pre-refunded 7/1/2007 (Dana Hall School Project)	Baa2/NR	1,361,459
1,000,000	Massachusetts State Refunding Series A, 5.375% due 8/1/2008	Aa2/AA-	1,103,850
1,000,000	Massachusetts State Refunding Series A, 6.00% due 11/1/2008	Aa2/AA-	1,131,090
1,500,000	Massachusetts State Refunding Series A, 5.50% due 1/1/2010	Aa2/AA-	1,680,915
1,500,000	Taunton G. O., 8.00% due 2/1/2006 (Insured: MBIA)	Aaa/AAA	1,620,855
MICHIGAN (2.80%)
2,450,000	Dearborn Economic Development Corp. Oakwood Obligation Group Series A, 5.75% due 11/15/2015 (Insured: FGIC)	Aaa/AAA	2,594,893
1,000,000	Detroit Convention Facility, 5.25% due 9/30/2007	NR/A	1,075,140
1,405,000	Detroit Michigan Series A, 6.00% due 4/1/2007 (Insured: FGIC) (ETM)*	Aaa/AAA	1,540,442
2,500,000	Dickinson County Healthcare Systems Hospital Revenue Refunding, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,703,375
1,670,000	Jackson County Hospital Finance Authority Hospital Revenue Series A, 5.00% due 6/1/2006 (W.A. Foote Memorial Hospital Project; Insured: AMBAC)	Aaa/NR	1,753,667
1,000,000	Kalamazoo Hospital Finance Authority Facility Revenue, 5.50% due 5/15/2005 (Bronson Methodist Hospital Project; Insured: MBIA)	Aaa/NR	1,023,380
1,000,000	Lansing Building Authority, 6.00% due 6/1/2005 (Insured: AMBAC) (ETM)*	Aaa/AAA	1,000,100
2,000,000	Michigan Hospital Finance Authority Revenue, 5.375% due 7/1/2012 (Insured: FSA)	Aaa/AAA	2,089,060
10,000,000	Michigan Hospital Finance Authority Revenue Series A, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Project)	Aa2/AA	10,863,200
655,000	Michigan Housing Development Authority Single Family Insured Mortgage Revenue Series A, 5.00% due 4/1/2010 (Insured: FHA/VA Mtgs)	Aa1/AA+	655,799
1,500,000	Michigan State Building Authority Revenue Refunding Facilities Program Series 1, 5.00% due 4/15/2005	Aa2/AA	1,526,790
4,000,000	Michigan State Building Authority Revenue Refunding Facilities Program Series 1, 5.00% due 10/15/2007 (Insured: FSA)	Aaa/AAA	4,329,080
4,000,000	Michigan State Building Authority Revenue Refunding Facilities Program Series 1, 5.00% due 10/15/2008 (Insured: FSA)	Aaa/AAA	4,380,800
1,000,000	Michigan State Job Development Authority Pollution Control Revenue, 5.55% due 4/1/2009 (General Motors Corp. Project; Guaranty: GM)	Baa1/BBB	1,001,560
1,000,000	Missouri State Health & Educational Facilities Authority Revenue Series A, 5.00% due 6/1/2011	NR/AA-	1,087,060
1,000,000	Oakland County Economic Development Corp. Limited, 5.50% due 6/1/2014 pre-refunded 6/1/2007 @ 102 (LOC: First of America Bank-Central)	A1/NR	1,107,530
800,000	Oxford Area Community School District, 5.00% due 5/1/2012 (Guaranty: School Bond Loan Fund)	Aa1/AA+	880,512
MINNESOTA (1.20%)
1,000,000	Breckenridge Health Facilities Revenue Catholic Health Corp., 5.25% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	1,022,690
5,000,000	Minneapolis Refunding Series B, 5.15% due 3/1/2009	Aa1/AAA	5,153,250
3,130,000	Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2011 (Healthpartners Obligation Group Project)	Baa1/BBB+	3,320,116
1,000,000	Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,055,070
1,500,000	Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,572,630
1,915,000	Osseo Independent School District 279 Crossover Refunding Series B, 5.00% due 2/1/2006	Aa2/NR	1,996,100
1,000,000	Southern Minnesota Municipal Power Agency Revenue Refunding Series A, 5.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	1,039,820
1,450,000	University of Minnesota Refunding Series A, 5.50% due 7/1/2006	Aa2/AA	1,540,814
MISSISSIPPI (0.50%)
1,020,000	Gautier Utility District Systems Revenue Refunding, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,161,545
700,000	Hattiesburg Water & Sewer Revenue Refunding Systems, 5.20% due 8/1/2006 (Insured: AMBAC)	Aaa/AAA	732,613

Certified Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,000,000	Mississippi Hospital Equipment & Facilities Authority Revenue, 6.50% due 5/1/2006 (Refunding Mississippi Baptist Medical Center; Insured: MBIA)	Aaa/AAA	$1,045,860
915,000	Ridgeland Multi Family Housing Revenue, 4.95% due 10/1/2007 (Collateralized: FNMA)	NR/A1+	933,355
3,050,000	Warren County Mississippi Pollution Control Revenue Series A, 5.625% due 11/15/2006 (International Paper Company Project)	Baa2/BBB	3,058,022
MISSOURI (0.60%)
425,000	Jackson County Public Building Corp. Leasehold Revenue Series 1996, 6.00% due 12/1/2004 (Capital Improvement Project; Insured: MBIA)	Aaa/AAA	428,124
1,275,000	Missouri Development Finance Board Healthcare Facilities Revenue Series A, 4.80% due 11/1/2012 (Lutheran Home Aged Project; LOC: Commerce Bank)	A2/NR	1,325,860
1,530,000	Platte County Certificates of Participation, 5.00% due 9/1/2008	NR/AA-	1,663,156
840,000	Springfield Certificates of Participation, 5.20% due 6/1/2006 (Law Enforcement Communication Project)	Aa3/NR	883,411
840,000	Springfield Certificates of Participation, 5.25% due 6/1/2007 (Law Enforcement Communication Project)	Aa3/NR	903,916
2,495,000	St. Louis County Refunding, 5.00% due 8/15/2007 (Convention & Sports Facility Project B 1; Insured: AMBAC)	Aaa/AAA	2,689,335
MONTANA (1.20%)
11,440,000	Forsyth Pollution Control Revenue Refunding, 5.00% due 10/1/2032 put 12/30/2008 (Insured: AMBAC)	Aaa/AAA	12,446,148
4,000,000	Forsyth Pollution Control Revenue Refunding, 5.20% due 5/1/2033 put 5/1/2009 (Portland General Project)	Baa2/BBB+	4,249,960
NEBRASKA (1.40%)
1,995,000	Lancaster County School District 1, 4.00% due 7/15/2007 (Lincoln Public School Project)	Aa2/AAA	2,097,643
1,455,000	Madison County Hospital Authority Revenue 1, 5.25% due 7/1/2010 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,598,477
1,625,000	Madison County Hospital Authority Revenue 1, 5.50% due 7/1/2012 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,806,204
2,655,000	Nebraska IFA Tax Exempt Multi Family Housing Revenue Refunding 1995-A, 5.50% due 12/1/2025 put 12/1/2005 (Willow Park Apartments Project; Collateralized: FNMA)	NR/AAA	2,715,083
1,400,000	Nebraska Public Power District Revenue General Series A, 5.25% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	1,499,694
5,000,000	Omaha Public Power District Nebraska Electric Revenue Refunding Systems B, 5.00% due 2/1/2013	Aa2/AA	5,528,900
2,095,000	Omaha Public Power District Nebraska Electric Revenue Series A, 7.50% due 2/1/2006 (ETM)*	NR/AA	2,183,723
1,500,000	University of Nebraska Facilities Corp., 5.00% due 7/15/2008	Aa2/AA-	1,634,910
NEVADA (1.20%)
840,000	Colorado River Commission Power Delivery A, 7.00% due 9/15/2008	Aa2/AA	952,274
5,000,000	Humboldt County Pollution Control Revenue Refunding, 6.55% due 10/1/2013 (Sierra Pacific Project; Insured: AMBAC)	Aaa/AAA	5,225,500
1,770,000	Las Vegas Special Refunding Local Improvement District 707 Series A, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,941,938
1,470,000	Nevada Housing Division FNMA Multi Family Certificate A, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	1,523,008
1,000,000	Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.70% due 1/15/2009 (Insured: Radian)	NR/AA	1,105,330
1,000,000	Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.70% due 1/15/2010 (Insured: Radian)	NR/AA	1,111,240
1,285,000	Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.70% due 1/15/2011 (Insured: Radian)	NR/AA	1,426,633
3,500,000	Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,872,715
NEW HAMPSHIRE (0.30%)
1,500,000	Manchester New Hampshire Housing & Redevelopment Authority Revenue Series A, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,643,535

28 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$2,485,000	New Hampshire Industrial Development Authority Revenue, 5.50% due 12/1/2009 put 12/1/2004 (Central Vermont Public Services Project; LOC: Citizens Bank)	NR/AA-	$2,495,188
NEW JERSEY (2.00%)
5,000,000	New Jersey State Transit Corp. Federal Transit Administration Grants Series B, 5.50% due 9/15/2007 (Insured: AMBAC)	Aaa/AAA	5,445,100
3,000,000	New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2007 (Transportation Systems Project)	A1/A+	3,216,240
5,000,000	New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2008 (Transportation Systems Project)	A1/A+	5,426,400
5,000,000	New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2009 (Transportation Systems Project)	A1/A+	5,464,550
3,015,000	New Jersey State Turnpike Authority Revenue Refunding Series A, 5.50% due 1/1/2006 (Insured: MBIA)	Aaa/AAA	3,152,092
1,780,000	Newark Housing Authority Port Authority Rental Backed, 3.50% due 1/1/2006 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,816,170
1,000,000	Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2007 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,064,140
1,000,000	Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2010 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,098,010
1,515,000	Pequannock River Basin Regional Sewage Authority Refunding Series M, 5.00% due 12/1/2006 (Sewer Revenue Project; Insured: MBIA)	Aaa/NR	1,573,115
NEW MEXICO (1.70%)
8,900,000	Albuquerque Airport Revenue Adjustment Refunding Subordinated, 1.66% due 7/1/2014 put 10/7/2004 (Insured: AMBAC) (weekly demand notes)	VMIG1/A-2	8,900,000
3,200,000	Farmington Pollution Control Revenue, 1.73% due 9/1/2024 put 10/1/2004 (LOC: Barclays Bank) (daily demand notes)	P1/A1+	3,200,000
4,865,000	New Mexico Highway Commission Revenue Subordinated Lien Tax Series B, 5.00% due 6/15/2011 (Insured: AMBAC)	Aaa/AAA	5,352,668
1,350,000	New Mexico State, 4.00% due 3/1/2005	Aa1/AA+	1,363,325
1,000,000	New Mexico State Refunding Series B, 5.00% due 9/1/2005	Aa1/AA+	1,030,020
2,650,000	New Mexico State Severance Tax, 5.00% due 7/1/2005	Aa2/AA	2,715,481
1,260,000	New Mexico State University Revenues Refunding & Improvement, 4.00% due 4/1/2006 (Insured: FSA)	Aaa/AAA	1,300,534
NEW YORK (6.90%)
1,625,000	Brookhaven Industrial Development Agency Civic Facility Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A2/A-	1,659,905
1,000,000	Hempstead Industrial Development Agency Resource Recovery Revenue Refunding, 5.00% due 12/1/2007 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,075,890
1,000,000	Hempstead Town Industrial Development Agency Refunding, 5.00% due 12/1/2008 (American Fuel Co. Project; Insured: MBIA)	Aaa/AAA	1,068,960
1,500,000	Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,671,240
7,000,000	Long Island Power Authority General Series B, 5.00% due 12/1/2006	Baa1/A-	7,401,030
8,000,000	Metropolitan Transportation Authority New York Revenue Series B, 5.00% due 11/15/2007	A2/A	8,610,640
4,535,000	Metropolitan Transportation Authority New York Service Series B, 5.25% due 7/1/2007	A3/AA-	4,901,065
1,050,000	Monroe County Industrial Development Agency, 5.375% due 6/1/2007 (St. John Fisher College Project; Insured: Radian)	NR/AA	1,133,265
600,000	New York City Adjustment Series C, 1.68% due 10/1/2023 put 10/1/2004 (LOC: JPM) (daily demand notes)	VMIG1/A1+	600,000
355,000	New York City Housing Development Corp. Multi Family Housing Revenue Refunding Series A, 5.50% due 11/1/2009	Aa2/AA	359,803

Certified Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$2,215,000	New York City Industrial Development Agency Civic Facility, 5.25% due 6/1/2011 (Lycee Francais De New York Project Series A; Insured: ACA)	NR/A	$2,371,268
2,330,000	New York City Industrial Development Agency Civic Facility, 5.25% due 6/1/2012 (Lycee Francais De New York Project Series A; Insured: ACA)	NR/A	2,491,702
1,300,000	New York City Refunding Series H, 1.73% due 8/1/2014 put 10/1/2004 (Insured: FSA) (daily demand notes)	VMIG1/A1+	1,300,000
600,000	New York City Transitional Finance Authority, 1.80% due 11/1/2022 put 10/1/2004 (LOC: Bank of New York) (daily demand notes)	VMIG1/A1+	600,000
1,500,000	New York City Transitional Refunding Future Tax Secured Series A, 4.50% due 11/1/2004	Aa2/AA+	1,503,690
1,040,000	New York Dormitory Authority, 6.00% due 7/1/2007 (Champlain Valley Physicians Project; Insured: Connie Lee)	NR/AAA	1,145,248
1,370,000	New York Dormitory Authority Revenues, 6.00% due 9/1/2008 pre-refunded 9/1/2005 (Norton Healthcare Project)	NR/AA	1,440,089
1,600,000	New York Dormitory Authority Revenues Mental Health Services Facilities Improvement B, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,770,960
4,000,000	New York Dormitory Authority Revenues Series B, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,463,320
560,000	New York Medical Care Facilities Finance Agency Revenue, 6.40% due 11/1/2014 (Insured: FSA)	Aaa/AAA	562,061
1,000,000	New York Municipal Water Finance Authority Water & Sewer Systems Revenue Series 93-C, 1.73% due 6/15/2022 put 10/1/2004 (daily demand notes); (Insured: FGIC)	VMIG1/A1+	1,000,000
1,000,000	New York Series B, 5.50% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	1,139,650
1,300,000	New York Series B, 1.73% due 8/15/2018 put 10/1/2004 (daily demand notes)	VMIG1/A1+	1,300,000
4,870,000	New York State Dormitory Authority Revenue Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	5,282,781
1,000,000	New York State Dormitory Authority Revenues, 5.875% due 7/1/2005 (Teresian House Project; LOC: Fleet Bank)	Aa3/NR	1,028,700
15,100,000	New York State Dormitory Authority Revenues, 4.00% due 12/15/2005	NR/AA	15,499,546
3,500,000	New York State Dormitory Authority Revenues, 5.00% due 7/1/2007 (City University Systems Project)	NR/AA-	3,749,585
1,820,000	New York State Dormitory Authority Revenues, 5.50% due 7/1/2012 (South Nassau Community Hospital B Project)	Baa1/NR	1,999,052
1,500,000	New York State Dormitory Authority Revenues, 5.50% due 7/1/2013 (South Nassau Community Hospital B Project)	Baa1/NR	1,644,360
1,135,000	New York State Medical Care Facilities Finance Agency Revenue Bonds Series F, 6.20% due 8/15/2015 pre-refunded 8/15/05 @102 (Insured: FHA)	Aa2/AA	1,202,601
2,500,000	New York State Urban Development Corp. Revenue Refunding Facilities A, 6.50% due 1/1/2011 (Correctional Capital Project; Insured: FSA)	Aaa/AAA	2,970,250
1,320,000	New York Thruway Authority General Revenue Special Obligation, 0% due 1/1/2006	NR/A-	1,281,614
255,000	New York Urban Development Corp. Revenue University Facilities Grants, 6.00% due 1/1/2006	A3/AA-	267,776
3,425,000	New York Urban Development Corp. Series 7, 6.00% due 1/1/2006	A3/AA-	3,596,593
710,000	Oneida County Industrial Development Agency Series C, 6.00% due 1/1/2009 (Civic Facility Faxton Hospital Project; Insured: Radian)	NR/AA	797,124
500,000	Port Authority New York & New Jersey Special Obligation, 1.73% due 5/1/2019 put 10/1/2004 (daily demand notes)	VMIG1/A1+	500,000
2,000,000	Tobacco Settlement Financing Corp. Asset Backed Series B 1C, 5.25% due 6/1/2013	NR/AA-	2,144,380
1,000,000	Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series A-1C, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	NR/AA-	1,049,690
2,000,000	Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,179,140
2,055,000	Yonkers New York Series B, 4.00% due 10/15/2009 (Insured: FSA)	Aaa/AAA	2,175,731
NORTH CAROLINA (2.60%)
1,100,000	Cabarrus County Certificates of Participation Installment Financing Contract, 4.50% due 2/1/2007 (Insured:AMBAC)	Aaa/AAA	1,160,775
1,000,000	Charlotte Certificates of Participation Series B, 5.00% due 6/1/2006 (FY Project)	Aa1/AA+	1,050,100

30 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,000,000	Macon County Certificates of Participation, 4.00% due 6/1/2007 (Insured: AMBAC)	Aaa/AAA	$1,046,820
925,000	North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Series A, 5.00% due 4/1/2007 (Johnson & Wales University Project; Insured: XLCA)	Aaa/AAA	988,437
2,860,000	North Carolina Eastern Municipal Power Agency Power Systems Revenue, 6.125% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	3,244,756
1,000,000	North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series A, 6.00% due 1/1/2006 (Insured: MBIA)	Aaa/AAA	1,050,740
3,000,000	North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series D, 5.375% due 1/1/2011	Baa2/BBB	3,257,100
650,000	North Carolina Eastern Municipal Power Agency Power Systems Revenue Series C, 5.25% due 1/1/2012	Baa2/BBB	701,948
1,000,000	North Carolina Eastern Municipal Power Agency Power Systems Series A, 5.50% due 1/1/2012	Baa2/BBB	1,095,540
1,055,000	North Carolina Eastern Municipal Power Agency Power Systems Series C, 5.25% due 1/1/2013	Baa2/BBB	1,139,157
1,350,000	North Carolina Medical Care Commission, 5.00% due 6/1/2006 (Rex Healthcare Project; Insured: AMBAC)	Aaa/AAA	1,419,700
2,400,000	North Carolina Municipal Power Agency 1 Catawba Electric Revenue, 6.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	2,744,856
2,505,000	North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series A, 5.50% due 1/1/2013	Baa1/BBB+	2,776,016
1,000,000	North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series B, 6.375% due 1/1/2013	Baa1/BBB+	1,129,710
3,400,000	North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	3,692,502
3,900,000	North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	4,335,318
2,000,000	North Carolina State Certificates of Participation Series B, 5.00% due 6/1/2009 (Repair & Renovation Project)	Aa2/AA+	2,191,820
2,000,000	Raleigh Durham Airport Authority Airport Revenue Series A, 5.50% due 11/1/2006 (Insured: FGIC)	Aaa/NR	2,141,440
1,030,000	University of North Carolina Systems Pool Revenue Refunding Series B, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,148,429
NORTH DAKOTA (0.10%)
910,000	Grand Forks Health Care Systems Revenue Bond Series 1997, 6.25% due 8/15/2005 (Altru Health System Project; Insured: MBIA)	Aaa/AAA	944,780
OHIO (2.60%)
2,205,000	Bellefontaine Hospital Revenue Refunding, 6.00% due 12/1/2013 (Mary Rutan Health Associates Project)	NR/BBB+	2,255,054
3,995,000	Cleveland Cuyahoga County Port Authority Revenue, 6.00% due 11/15/2010	NR/NR	4,285,317
1,000,000	Cuyahoga County Hospital Revenue Refunding Series A, 4.75% due 2/15/2008 (Metrohealth Systems Project; Insured: MBIA)	Aaa/AAA	1,075,890
2,705,000	Cuyahoga County Hospital Revenue Refunding Series B, 6.00% due 1/15/2006 (University Hospital Health Systems Project)	Baa1/A	2,839,411
1,400,000	Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,649,732
520,000	Lake County Sewer & Water District Improvement, 5.30% due 12/1/2011	Aa2/NR	562,297
1,200,000	Lorain County Hospital Revenue Refunding Catholic Healthcare Partners B, 6.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,338,264
1,300,000	Mahoning Valley District Water Refunding, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,468,935
770,000	Mahoning Valley District Water Refunding, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	882,843
2,250,000	Montgomery County Revenue, 6.00% due 12/1/2008 (Catholic Health Initiatives Project)	Aa2/AA	2,515,950
2,385,000	Montgomery County Revenue, 6.00% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	2,690,543
1,530,000	Montgomery County Revenue, 6.00% due 12/1/2010 (Catholic Health Initiatives Project)	Aa2/AA	1,737,636
1,000,000	Montgomery County Solid Waste Revenue, 6.00% due 11/1/2005 (Insured: MBIA)	Aaa/AAA	1,045,620
2,000,000	Ohio State Building Authority Refunding Adult Corrections Facilities, 5.00% due 10/1/2006 (Insured: FSA)	Aaa/AAA	2,120,060
1,000,000	Ohio State G.O., 6.65% due 9/1/2009 (Infrastructure Improvement Project)	Aa1/AA+	1,117,910
1,000,000	Ohio State Highway Capital Improvement Series C, 5.00% due 5/1/2006	Aa1/AAA	1,050,030
5,000,000	Ohio State Unlimited Tax G.O. Series A, 5.75% due 6/15/2010 pre-refunded 6/15/2009 @ 100	Aa1/AA+	5,673,800
680,000	Plain Local School District Capital Appreciation, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	648,516
845,000	Plain Local School District Capital Appreciation, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	783,611
975,000	Reading Revenue Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute Project; Insured: Radian)	NR/AA	1,092,341

Certified Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
Oklahoma (2.30%)
$1,235,000	Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2006 (Insured: FSA)	Aaa/NR	$1,319,042
1,340,000	Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2007 (Insured: FSA)	Aaa/NR	1,476,037
660,000	Jenks Aquarium Authority Revenue First Mortgage, 5.50% due 7/1/2010 (Insured: MBIA)	Aaa/NR	720,218
2,380,000	Oklahoma Authority Revenue Refunding Health Systems Obligation Group Series A, 5.75% due 8/15/2007 (Insured: MBIA)	Aaa/AAA	2,608,551
2,340,000	Oklahoma Authority Revenue Refunding Health Systems Obligation Group Series A, 6.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,652,952
740,000	Oklahoma Development Finance Authority Health Facilities Revenue, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	844,325
1,070,000	Oklahoma Development Finance Authority Hospital Revenue Refunding, 5.00% due 10/1/2012 (Unity Health Center Project)	NR/BBB+	1,114,748
1,215,000	Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2011 (Duncan Regional Hospital Project)	NR/A-	1,317,692
1,330,000	Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2012 (Duncan Regional Hospital Project)	NR/A-	1,436,347
1,250,000	Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2013 (Duncan Regional Hospital Project)	NR/A-	1,342,462
5,000,000	Oklahoma Housing Development Authority Revenue Lease Purchase Program Series A, 5.10% due 11/1/2005	Aa3/NR	5,168,350
1,000,000	Oklahoma State Industrial Authority Revenue Refunding Integris Health System, 5.50% due 8/15/2005 (Insured: MBIA)	Aaa/AAA	1,032,360
2,750,000	Tulsa County Independent School Building, 4.00% due 6/1/2008	Aa3/NR	2,895,970
2,650,000	Tulsa County Independent School District, 4.50% due 8/1/2006	Aa3/A+	2,772,377
1,500,000	Tulsa County Industrial Authority Capital Series B, 4.00% due 5/15/2005	NR/AA	1,521,525
2,000,000	Tulsa County Industrial Authority Capital Series B, 4.00% due 5/15/2006	NR/AA	2,067,380
1,000,000	Tulsa Metropolitan Utility Authority Water Series A, 5.60% due 11/1/2004	NR/AA	1,003,340
750,000	Tulsa Public Facilities Authority Solid Waste Steam & Electric Revenue Refunding Series 1994, 5.45% due 11/1/2004 (Ogden Martin Systems of Tulsa Project; Insured: AMBAC)	Aaa/AAA	752,310
OREGON (0.50%)
4,000,000	Clackamas County Hospital Facility Authority Revenue Refunding, 5.00% due 5/1/2008 (Legacy Health Systems Project)	Aa3/AA	4,320,480
1,000,000	Medford Hospital Facilities Authority Revenue Series A, 5.25% due 8/15/2006 (Asante Health Systems Project; Insured: MBIA)	Aaa/AAA	1,060,370
1,000,000	Salem Hospital Facility Authority Revenue, 5.25% due 8/15/2014 (Salem Hospital Project)	NR/AA-	1,063,310
750,000	Salem Oregon Water & Sewer Revenue, 6.00% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	771,495
PENNSYLVANIA (1.90%)
1,505,000	Allegheny County Hospital Development Health Series B, 6.30% due 5/1/2009 (South Hills Health System Project)	Baa1/NR	1,578,820
1,000,000	Allegheny County Hospital Development Refunding, 4.40% due 11/1/2005 (Health Center UPMC Health Systems Project; Insured: MBIA)	Aaa/AAA	1,028,050
1,325,000	Central Bucks School District Refunding, 5.50% due 11/15/2009 (State Aid Withholding)	A1/NR	1,376,754
1,000,000	Delaware County Pennsylvania Authority Revenue, 5.50% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	1,091,820
1,000,000	Geisinger Authority Health Systems Revenue, 5.50% due 8/15/2009	Aa3/AA-	1,095,870
1,605,000	Manheim Township School Authority School Revenue Series 1978, 6.625% due 12/1/2007 pre-refunded 12/1/2005	NR/AAA	1,689,038
730,000	Montgomery County Higher Education & Health Authority, 6.25% due 7/1/2006	Baa3/NR	754,667
550,000	Montgomery County Higher Education & Health Authority, 6.375% due 7/1/2007	Baa3/NR	577,681
1,500,000	Pennsylvania Higher Educational Facilities Authority Health Services Revenue, 5.50% due 1/1/2009 (University of Pennsylvania Health Systems Project)	A3/A	1,558,635

32 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$750,000	Pennsylvania Higher Educational Facility Series A, 6.00% due 1/1/2005 (University of Pennsylvania Health Systems Project)	A3/A	$757,950
1,500,000	Pennsylvania State Higher Educational Facilities Authority Revenue, 4.00% due 11/1/2032 put 11/1/2005 (LOC: Allied Irish Banks PLC)	VMIG1/NR	1,535,640
900,000	Pennsylvania State Second Series, 5.25% due 10/1/2008	Aa2/AA	994,797
1,000,000	Philadelphia Hospital & Higher Education Facilities Authority Revenue, 5.50% due 5/15/2006 (Jefferson Health Systems Project)	Aa3/AA-	1,051,970
4,000,000	Philadelphia Pennsylvania Gas Works Revenue Sixteenth Series, 5.25% due 7/1/2006 (Insured: FSA)	Aaa/AAA	4,219,840
1,000,000	Pottsville Pennsylvania Hospital Authority Revenue Acsension Health Credit Series A, 5.20% due 11/15/2009 (Insured: AMBAC)	Aaa/AAA	1,104,510
1,255,000	Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2008 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,363,859
1,320,000	Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2009 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,443,420
1,400,000	Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2011 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,558,592
1,000,000	Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2012 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,115,710
RHODE ISLAND (2.00%)
1,075,000	Providence Public Building Authority Refunding Series B, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,189,423
1,000,000	Providence Public Building Authority School Project Series B, 5.00% due 12/15/2005 (Insured: MBIA)	Aaa/AAA	1,038,480
1,000,000	Providence Public Building Authority School Project Series B, 4.00% due 12/15/2006 (Insured: MBIA)	Aaa/AAA	1,042,550
1,000,000	Providence Public Building Authority School Project Series B, 4.00% due 12/15/2007 (Insured: MBIA)	Aaa/AAA	1,052,610
1,880,000	Providence Series C, 5.50% due 1/15/2012 (Insured: FSA)	Aaa/AAA	2,146,659
4,455,000	Rhode Island Bond Authority Revenue Refunding Series A, 5.00% due 10/1/2005 (State Public Projects; Insured: AMBAC)	Aaa/AAA	4,599,208
10,085,000	Rhode Island Bond Authority Revenue Refunding Series A, 5.00% due 10/1/2006 (State Public Projects; Insured: AMBAC)	Aaa/AAA	10,686,268
2,075,000	Rhode Island Economic Development Corp. Revenue, 5.75% due 7/1/2010 (Providence Place Mall Project; Insured: Radian)	NR/AA	2,332,342
1,960,000	Rhode Island State Health & Education Building, 4.50% due 9/1/2009 (Butler Hospital Project; LOC: Fleet National Bank)	NR/AA-	2,084,813
1,565,000	Rhode Island State Health & Educational Building Corp. Revenue Hospital Financing, 5.25% due 7/1/2014 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA-	1,681,248
SOUTH CAROLINA (1.60%)
2,050,000	Charleston County Certificates of Participation, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	2,281,834
1,350,000	Charleston County Certificates of Participation Refunding, 5.00% due 6/1/2007 (Charleston Public Facilities Corp. Project; Insured: MBIA)	Aaa/AAA	1,445,472
1,445,000	Kershaw County School District Series B, 4.60% due 3/1/2007	Aa1/AA+	1,489,665
1,000,000	Medical University of South Carolina Hospital Facilities Revenue, 5.50% due 7/1/2005 (ETM)*	Baa2/NR	1,028,890
945,000	Piedmont Municipal Power Agency Electric Revenue, 6.375% due 1/1/2006 (Insured: FGIC)	Aaa/AAA	998,648
1,250,000	South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement, 7.125% due 12/15/2015 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	Baa2/BBB	1,533,488
2,600,000	South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement Series A, 7.375% due 12/15/2021 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	Baa2/BBB	3,225,820
3,530,000	South Carolina State Public Service Authority Refunding Series A, 6.50% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	3,796,127
2,000,000	South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2006	Aa2/AA-	2,077,360
2,315,000	South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2007	Aa2/AA-	2,462,419
1,720,000	York County Refunding, 5.00% due 6/1/2006 (Insured: FSA)	Aaa/AAA	1,809,371

Certified Annual Report 33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
SOUTH DAKOTA (0.30%)
$1,100,000	South Dakota Health & Educational Facilities Authority Revenue, 5.50% due 9/1/2011 (Rapid City Regional Hospital Project; Insured: MBIA)	Aaa/AAA	$1,240,822
1,000,000	South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.25% due 7/1/2009 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,144,340
1,000,000	South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.00% due 7/1/2014 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,083,100
TENNESSEE (0.60%)
2,420,000	Clarksville Natural Gas Refunding, 5.00% due 11/1/2004	NR/BBB+	2,424,961
770,000	Franklin Industrial Development Multi Family Refunding Housing Series A, 5.75% due 4/1/2010 (Insured: FSA)	Aaa/AAA	811,980
1,000,000	Hamilton County Industrial Development Board, 5.75% due 9/1/2005 (Insured: FGIC)	Aaa/AAA	1,036,550
2,000,000	Knox County Health Educational & Housing Facilities Board Hospital Facilities Revenue Refunding, 5.00% due 1/1/2006 (Insured: FSA)	Aaa/AAA	2,077,100
1,000,000	Metropolitan Government Nashville & Davidson County Water & Sewer Revenue Refunding, 6.00% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	1,086,950
1,050,000	Shelby County Series A, 0% due 5/1/2011 pre-refunded 5/1/2005 @ 69.561	Aa2/AA+	723,503
TEXAS (11.10%)
1,350,000	Amarillo Health Facilities Corp. Hospital Revenue, 5.50% due 1/1/2011 (Baptist St. Anthony’s Hospital Corp. Project; Insured: FSA)	Aaa/NR	1,511,635
1,000,000	Austin Texas Refunding, 5.00% due 3/1/2011	Aa2/AA+	1,102,890
1,000,000	Bell County Health Facilities Development Corp. Revenue Series A, 6.25% due 8/15/2010 (Scott & White Memorial Hospital Project; Insured: MBIA)	Aaa/AAA	1,156,560
1,800,000	Bexar County Housing Finance Corp. Multi Family Housing Revenue, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,934,658
1,250,000	Cedar Hill Independent School District Refunding, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	1,000,488
1,700,000	Clint Independent School District Refunding, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,924,111
1,425,000	Clint Independent School District Refunding, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,600,018
3,300,000	Coppell Independent School District Refunding, 0% due 8/15/2007 (Guaranty: PSF)	NR/AAA	3,076,425
1,025,000	Corpus Christi Business & Job Development Corp. Sales Tax Revenue, 5.00% due 9/1/2012 (Refunding & Improvement Arena Project; Insured: AMBAC)	Aaa/AAA	1,135,977
2,000,000	Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2005 (Insured: FSA)	Aaa/AAA	2,059,480
4,070,000	Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2006 (Insured: FSA)	Aaa/AAA	4,326,166
2,000,000	Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,215,840
4,780,000	Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	5,357,472
450,000	Dallas Tax Increment Financing Reinvestment Zone 2, 5.75% due 8/15/2006 (Insured: Radian)	NR/AA	478,710
4,945,000	Duncanville Independent School District Refunding Series B, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	3,916,836
1,245,000	Duncanville Independent School District Refunding Series B, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	936,389
3,800,000	Fort Worth Water & Sewer Revenue Refunding & Improvement, 5.25% due 2/15/2011	Aa2/AA	4,129,042
1,390,000	Fort Worth Water & Sewer Revenue Series 2001, 5.25% due 2/15/2011 (Tarrant & Denton County Project)	Aa2/AA	1,553,353
2,005,000	Grapevine Texas, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,091,075
4,000,000	Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Refunding, 4.20% due 11/1/2006 (Occidental Project)	Baa2/BBB+	4,138,800
1,000,000	Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2010 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,098,170
1,000,000	Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2011 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,098,630
750,000	Harlingen Consolidated Independent School, 7.50% due 8/15/2009 (Guaranty: PSF)	Aaa/AAA	906,930
500,000	Harris County Health Facilities Development Corp. Hospital Revenue Refunding Series A, 6.00% due 6/1/2012 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	585,615

34 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$4,410,000	Harris County Health Facilities Development Corp. Thermal Utility Revenue, 5.45% due 2/15/2011 (Insured: AMBAC)	Aaa/AAA	$4,912,299
600,000	Harris County Health Facilities Hospital Series A, 6.00% due 6/1/2010 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	686,778
620,000	Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (Insured: AMBAC) (ETM)*	Aaa/AAA	678,410
930,000	Harris County Hospital District Mortgage Revenue Unrefunded Balance Refunding, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,058,005
10,000,000	Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	11,288,600
2,000,000	Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,248,640
5,000,000	Harris County Refunding Toll Road Senior Lien Series B-2, 5.00% due 8/15/2021 put 8/15/2009 @100 (Insured: FGIC)	Aaa/AAA	5,468,500
3,260,000	Harris County Sports Authority Revenue Senior Lien Series G, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	2,627,919
1,000,000	Irving Independent School District, 0% due 2/15/2005 (Guaranty: PSF)	Aaa/AAA	993,890
500,000	Irving Texas Hospital Authority Revenue Series B, 5.75% due 7/1/2005 (Irving Healthcare Systems Project; Insured: FSA)	Aaa/AAA	514,760
1,000,000	Lewisville Combination Contract Revenue, 4.125% due 5/1/2031 put 11/1/2006 (Special Assessment Castle Hills Project Number 3; LOC: Wells Fargo Bank)	NR/AA	1,043,670
750,000	Lower Colorado River Authority Revenue Refunding & Improvement, 8.00% due 5/15/2010 (Insured: FSA)	Aaa/AAA	938,895
3,000,000	Matagorda County Navigation District 1 Adjusted Refunding Central Power A, 2.15% due 5/1/2030 put 11/1/2004	Baa2/BBB	2,999,190
3,065,000	Mesquite Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	2,339,392
1,415,000	Midlothian Independent School District Refunding, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	1,291,046
1,200,000	Midlothian Independent School District Refunding, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	1,050,480
700,000	Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2010 (Insured: Radian)	Baa2/AA	787,549
740,000	Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2011 (Insured: Radian)	Baa2/AA	839,930
2,275,000	New Caney Independent School District Refunding, 0% due 2/15/2005 (Guaranty: PSF)	Aaa/AAA	2,261,100
5,000,000	North Texas Thruway Authority Dallas North Thruway Systems Revenue Refunding Series B, 5.00% due 1/1/2038 put 7/1/2008 (Insured: AMBAC)	Aaa/AAA	5,437,450
2,500,000	Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School Project; LOC: Allied Irish Banks PLC)	VMIG1/NR	2,462,325
6,000,000	Sam Rayburn Municipal Power Agency Refunding, 5.50% due 10/1/2012	Baa2/BBB-	6,658,860
3,000,000	San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	3,259,410
1,970,000	Socorro Independent School District Series A, 5.75% due 2/15/2011 (Guaranty: PSF)	NR/AAA	2,168,871
965,000	Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2007 (Insured: AMBAC)	Aaa/AAA	882,869
1,120,000	Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2008 pre-refunded 2/15/2006 (Insured: AMBAC)	Aaa/AAA	972,182
1,275,000	Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2009 pre-refunded 2/15/2006 (Insured: AMBAC)	Aaa/AAA	1,041,688
1,440,000	Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2010 pre-refunded 2/15/2006 (Insured: AMBAC)	Aaa/AAA	1,103,054
500,000	Spring Branch Independent School District, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	619,735
580,000	Tarrant County Health Facilities, 5.875% due 11/15/2007 (Adventist/Sunbelt Health System Project)	A2/A	632,681
650,000	Tarrant County Health Facilities, 6.00% due 11/15/2009 (Adventist/Sunbelt Health System Project)	A2/A	729,755
730,000	Tarrant County Health Facilities, 6.10% due 11/15/2011 (Adventist/Sunbelt Health System Project)	A2/A	825,243
1,400,000	Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2011 (Texas Health Resources Project; Insured: MBIA)	Aaa/AAA	1,559,726
3,000,000	Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2008 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,311,040
1,000,000	Texarkana Health Facilities Development Corp. Hospital Revenue, 5.75% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,115,790
2,000,000	Texas Affordable Housing Corp. Portfolio A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,999,920
1,945,000	Texas Affordable Housing Corp. Series A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	2,110,617
1,680,000	Texas Municipal Power Agency Revenue Refunding, 5.00% due 9/1/2006 (Insured: AMBAC)	Aaa/AAA	1,776,566
1,000,000	Texas Public Finance Authority Building Revenue State Preservation Project Series B, 6.00% due 8/1/2011 (Insured: FSA)	Aaa/AAA	1,134,550

Certified Annual Report 35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$7,000,000	Texas State Turnpike Authority Central Texas Turnpike Systems Rev. Bond Anticipation Note 2nd Tier, 5.00% due 6/1/2008	Aa3/AA	$7,607,880
1,000,000	Town Center Improvement District Texas Sales & Hotel Occupancy Tax, 5.00% due 3/1/2006 (Insured: FGIC)	Aaa/AAA	1,044,020
1,000,000	Travis County, 5.00% due 3/1/2007	Aaa/AAA	1,068,710
500,000	Travis County, 5.00% due 3/1/2010	Aaa/AAA	537,940
2,300,000	Travis County Health Development Corp. Series A, 5.75% due 11/15/2008 (Insured: MBIA)	Aaa/AAA	2,573,447
1,000,000	Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2007 (Insured: MBIA)	Aaa/AAA	1,101,840
3,750,000	Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	4,233,525
2,000,000	Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,254,700
2,020,000	Washington County Health Facilities Development Corp. Revenue, 5.35% due 6/1/2009 (Insured: ACA)	NR/A	2,173,924
UTAH (0.70%)
4,355,000	Intermountain Power Agency Power Supply Revenue Series A, 5.00% due 7/1/2012 (Insured: MBIA) (ETM)*	Aaa/AAA	4,366,933
500,000	Intermountain Power Agency Utah Power Supply Series E, 6.25% due 7/1/2009 (Insured: FSA)	Aaa/AAA	575,760
1,500,000	Salt Lake County Municipal Building, 5.50% due 10/1/2009	Aa1/AA+	1,688,580
675,000	Snyderville Basin Sewer Improvement, 5.00% due 11/1/2006 (Insured: AMBAC)	Aaa/AAA	717,876
510,000	Utah Board Regents Auxiliary Systems & Student Fee Revenue Refunding Series A, 5.00% due 5/1/2010	NR/AA	560,077
500,000	Utah State University Hospital Board of Regents Revenue, 5.50% due 8/1/2005 (Insured: AMBAC)	Aaa/AAA	515,580
1,000,000	Utah State University Hospital Board of Regents Revenue, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,094,050
VERMONT (0.00%)
470,000	Vermont Educational & Health Buildings Financing Agency Revenue, 6.00% due 9/1/2006 (Northwestern Medical Center Project)	NR/BBB	489,218
VIRGINIA (1.10%)
1,010,000	Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	1,114,565
1,070,000	Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	1,202,113
1,130,000	Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2009 (Insured: AMBAC)	Aaa/AAA	1,285,737
1,195,000	Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,373,939
1,500,000	Chesterfield County Industrial Development, 5.50% due 10/1/2009 (Vepco Project)	A3/BBB+	1,602,060
545,000	Hampton G.O. Refunding Bond, 5.85% due 3/1/2007	Aa2/AA	554,472
500,000	Hampton Hospital Facilities Revenue Series A, 5.00% due 11/1/2005	Aa2/AA	516,630
3,500,000	Loudoun County Industrial Development Authority Series E, 1.72% due 2/15/2038 put 10/1/2004 (Howard Hughes Medical Center Project) (daily demand notes)	VMIG1/A1+	3,500,000
1,460,000	Norton Industrial Development Authority Hospital Revenue Refunding Improvement, 5.75% due 12/1/2012 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,611,023
3,000,000	Suffolk Redevelopment Housing Authority Refunding, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac Project; Collateralized: FNMA)	Aaa/NR	3,237,810
WASHINGTON (5.00%)
1,000,000	Conservation & Renewable Energy Systems Revenue Refunding, 5.00% due 10/1/2007 (Washington Conservation Project)	Aaa/AA-	1,079,420
2,000,000	Energy Northwest Washington Electric Revenue Refunding Series A, 5.375% due 7/1/2013 (Project Number 1; Insured: FSA)	Aaa/AAA	2,250,800
1,675,000	Energy Northwest Washington Revenue Series A, 4.75% due 7/1/2007 (Wind Project)	A3/A-	1,744,613
1,760,000	Energy Northwest Washington Wind Project Revenue Series A, 4.95% due 7/1/2008	A3/A-	1,850,200
705,000	Energy Northwest Washington Wind Project Revenue Series B, 4.95% due 7/1/2008	A3/A-	741,131
785,000	Energy Northwest Washington Wind Project Revenue Series B, 5.20% due 7/1/2010	A3/A-	826,064

36 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$650,000	Grant County Priest Rapids Hydroelectric, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	$683,150
1,885,000	King County School District 414 Lake Washington Refunding, 3.00% due 12/1/2004	Aa1/AA	1,889,373
1,880,000	Lewis County Public Utility District Refunding, 5.00% due 10/1/2007	Aaa/AA-	2,029,874
1,000,000	Seattle Municipal Light & Power Revenue Refunding, 4.75% due 7/1/2007 (Insured: FSA)	Aaa/AAA	1,069,380
5,000,000	Seattle Municipal Light & Power Revenue Refunding & Improvement, 5.00% due 11/1/2006 (Insured: FSA)	Aaa/AAA	5,308,050
2,285,000	Spokane County School District Number 354 Mead Refunding, 4.00% due 12/1/2007 (Insured: MBIA)	Aaa/NR	2,406,607
1,375,000	Spokane County School District Number 354 Mead Refunding, 4.00% due 12/1/2008 (Insured: MBIA)	Aaa/NR	1,452,564
1,000,000	Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2005 (Insured: AMBAC)	Aaa/AAA	1,035,070
1,000,000	Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,059,410
1,000,000	Spokane Regional Solid Waste Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,085,170
2,150,000	Spokane Washington Refunding, 5.00% due 12/15/2009	A2/BBB	2,275,022
2,430,000	Spokane Washington Refunding, 5.00% due 12/15/2010	A2/BBB	2,555,048
550,000	Tacoma Conservation Systems Project Revenue, 6.20% due 1/1/2006 (Tacoma Public Utilities Project)	Aaa/AA-	556,380
900,000	University of Washington Alumni Association Lease Revenue Refunding, 4.50% due 8/15/2005 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	921,195
1,000,000	University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2006 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	1,054,650
1,100,000	University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2007 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	1,182,489
1,500,000	Washington Health Care Facilities, 5.50% due 12/1/2009 (Providence Services Project; Insured: MBIA)	Aaa/AAA	1,674,915
900,000	Washington Public Power Supply, 5.40% due 7/1/2012 (Insured: FSA)	Aaa/AAA	1,014,525
2,500,000	Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,723,650
1,140,000	Washington Public Power Supply System Refunding Revenue, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	1,023,629
1,655,000	Washington Public Power Supply System Series 96-A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,770,188
1,000,000	Washington Public Power Supply Systems, 6.00% due 7/1/2008 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	1,123,060
1,810,000	Washington Public Power Supply Systems Revenue Refunding Series A, 6.00% due 7/1/2006 (Nuclear Project Number 2; Insured: AMBAC)	Aaa/AAA	1,935,976
1,000,000	Washington Public Power Supply Systems Revenue Refunding Series A, 5.10% due 7/1/2010 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	1,092,000
830,000	Washington Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	745,274
1,000,000	Washington State Health Care Facilities Authority Revenue, 4.00% due 7/1/2005 (Overlake Hospital Medical Center Project; Insured: MBIA)	Aaa/AAA	1,016,730
1,090,000	Washington State Health Care Facilities Authority Revenue, 6.00% due 10/1/2006 (Sisters of Providence Project; Insured: AMBAC)	Aaa/AAA	1,153,645
5,075,000	Washington State Motor Vehicle Fuel Tax Series B, 5.00% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	5,463,643
1,000,000	Washington State Public Power Supply Systems Nuclear Project Number 2 Revenue Refunding Series A, 4.90% due 7/1/2005	Aaa/AA-	1,023,810
5,000,000	Washington State Public Power Supply Systems Revenue Refunding Series A, 6.00% due 7/1/2007 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	5,419,150
6,810,000	Washington State Series A, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	7,423,649
WEST VIRGINIA (0.30%)
455,000	Harrison County Nursing Facility Revenue Refunding, 5.625% due 9/1/2010 (Salem Health Care Corp. Project; LOC: Fleet Bank)	NR/NR	467,594
94,098	Marion County SFMR Series 1992, 7.75% due 7/10/2011	NR/NR	95,275
1,500,000	Pleasants County Pollution Control Revenue, 4.70% due 11/1/2007 (Monongahela Power Co. Project; Insured: AMBAC)	Aaa/AAA	1,612,200
2,000,000	West Virginia Statewide Commission Lottery Revenue Series 1997-A, 5.50% due 7/1/2005 (Insured: MBIA)	Aaa/AAA	2,057,000
WISCONSIN (1.20%)
1,500,000	Bradley Pollution Control Revenue, 6.75% due 7/1/2009 (Owens Illinois Waste Project) (ETM)*	B1/BB+	1,759,680
3,325,000	Milwaukee Wisconsin, 5.00% due 3/15/2005	Aa2/AA	3,375,573

Certified Annual Report 37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$2,835,000	Wisconsin State Health & Educational Facilities, 5.00% due 8/15/2009 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	$3,071,666
800,000	Wisconsin State Health & Educational Facilities Authority, 5.90% due 8/15/2005 (Wheaton Franciscan Services Inc. Project; Insured: MBIA)	Aaa/AAA	828,568
2,000,000	Wisconsin State Health & Educational Facilities Authority Revenue, 6.00% due 8/15/2008 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,222,840
1,000,000	Wisconsin State Health & Educational Facilities Authority Revenue Series A, 4.00% due 2/15/2006 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	1,026,150
1,000,000	Wisconsin State Health & Educational Facilities Authority Revenue Series A, 5.00% due 2/15/2007 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	1,062,510
1,860,000	Wisconsin State Health & Educational Facilities Authority Revenue Series A, 5.00% due 2/15/2009 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	2,018,156
1,250,000	Wisconsin State Health & Educational Series A, 5.00% due 2/15/2008 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	1,346,087
WYOMING (0.30%)
1,615,000	West Park Hospital District Revenue, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	1,702,743
2,500,000	Wyoming Farm Loan Board Revenue, 0% due 4/1/2009	NR/AA-	2,138,400

	TOTAL INVESTMENTS (100%) (Cost $1,353,950,547)		$1,401,090,183

† Credit ratings are unaudited.

* Escrowed to maturity.

   See notes to financial statements.

CREDIT RATING†

38 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of
Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund series of Thornburg Investment Trust (the “Fund”) at September 30, 2004, the results of its operations for the three month period ended September 30, 2004 and the year ended June 30, 2004, the changes in its net assets for the three month period ended September 30, 2004 and the years ended June 30, 2004 and 2003 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

Certified Annual Report 39

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

     (1) transaction costs, including

     (a) sales charges (loads) on purchase payments, for Class A Shares,

     (b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase, and

     (c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase; and

     (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/01/04	9/30/04	4/1/04–9/30/04
Class A Shares
Actual	$1,000	$1,003.70	$4.58
Hypothetical*	$1,000	$1,020.43	$4.61
Class C Shares
Actual	$1,000	$1,002.40	$5.94
Hypothetical*	$1,000	$1,019.07	$5.99
Class I Shares
Actual	$1,000	$1,005.40	$2.93
Hypothetical*	$1,000	$1,022.08	$2.95

†Expenses are equal to the annualized expense ratio for each class (A: 0.91%; C: 1.19%; and I: 0.58%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40 Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Limited Term Municipal Fund Class A Total Returns versus
Lehman Brothers Five Year Municipal Bond Index and Consumer Price Index
(September 30, 1984 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended September 30, 2004 (with sales charge)

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
A Shares (Incep: 9/28/84)	0.23%	4.40%	4.55%	6.07%
C Shares (Incep: 9/01/94)	0.95%	4.37%	4.29%	4.20%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
A Shares (Incep: 9/28/84)	2.76%	1.84%	$13.83	$14.04
C Shares (Incep: 9/01/94)	2.49%	1.59%	$13.86	$13.86

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A Shares are sold with a maximum sales charge of 1.50%. C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

Certified Annual Report 41

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

42 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report 43

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

44 Certified Annual Report

OTHER INFORMATION (UNAUDITED)

Thornburg Limited Term Municipal Fund	September 30, 2004

PORTFOLIO PROXY VOTING

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30,2004,one hundred percent of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31,2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13,2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Limited Term Municipal Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year (fiscal period commencing July 1, 2004 in the case of Thornburg Limited Term Municipal Fund) ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	—	—
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	—	—
Thornburg Value Fund	64,672,758.966	447,696.934	—	—
Thornburg International Value Fund	59,954,867.369	1,241,990.622	—	—
Thornburg Core Growth Fund	6,135,097.039	21,483.205	—	—
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	—	—
Total:	345,469,631.406	3,282,138.627	—	—

Certified Annual Report 45

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	—	—
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	—	—
Thornburg Value Fund	64,673,309.598	447,696.934	—	—
Thornburg International Value Fund	60,746,833.041	450,024.950	—	—
Thornburg Core Growth Fund	6,132,382.888	24,197.356	—	—
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	—	—
Total:	346,235,149.064	2,517,171.301	—	—
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	—	—
Thornburg Value Fund	64,693,947.421	446,508.479	—	—
Thornburg International Value Fund	60,752,533.146	444,324.845	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	—	—
Total:	346,310,480.812	2,461,288.921	—	—
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	—	—
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	—	—
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	—	—
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	—	—
Thornburg Value Fund	64,599,511.493	520,944.407	—	—
Thornburg International Value Fund	60,724,718.843	472,139.148	—	—
Thornburg Core Growth Fund	6,134,780.624	21,799.620	—	—
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	—	—
Total:	346,159,119.642	2,592,650.361	—	—
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	—	—

46 Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	—	—
Thornburg Value Fund	64,679,778.577	440,677.323	—	—
Thornburg International Value Fund	60,742,583.265	454,274.726	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	—	—
Total:	346,285,090.525	2,466,679.208	—	—
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	—	—
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	—	—
Thornburg Value Fund	64,681,039.437	439,416.463	—	—
Thornburg International Value Fund	60,010,455.736	1,186,402.255	—	—
Thornburg Core Growth Fund	6,131,956.015	24,624.229	—	—
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	—	—
Total:	345,556,209.517	3,195,560.216	—	—
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	—	—
Thornburg Value Fund	64,674,135.776	446,320.124	—	—
Thornburg International Value Fund	60,684,276.889	512,581.102	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	—	—
Total:	346,178,126.548	2,573,643.185	—	—
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	—	—
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	—	—
Thornburg Value Fund	64,683,895.944	436,559.906	—	—
Thornburg International Value Fund	60,726,245.097	470,612.894	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	—	—
Total:	346,278,127.848	2,497,641.885	—	—

Certified Annual Report 47

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	—
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	—
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	—
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	—
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	—
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	—
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	—
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	—
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	—
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	—
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	—
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	—
Totals	344,763,402.818	1,523,862.247	2,464,365.668	—

48 Certified Annual Report

Thornburg Limited Term Municipal Fund
I Shares – September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represent the past and are no guarantee of future results. Current returns may be either lower or higher than those shown. Share prices and returns will fluctuate and investors may experience a loss upon redemption. There is no guarantee that the Fund will meet its objectives. Shares in the Fund carry risks, including possible loss of principal. The principal value of a bond fund will decrease when interest rates rise.

Minimum investments for class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

For the most recent month-end performance information, visit www.thornburg.com.

The information presented on the following pages was current as of September 30, 2004. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index - A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration - The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity - Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, calls, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report 5

Letter to Shareholders

George Strickland
Portfolio Manager

October 21, 2004

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term Municipal Fund. This report will cover only the three month period from June 30, 2004 to September 30, 2004 because the fiscal year-end of the Fund was recently changed from June 30 to September 30. The net asset value of the I shares increased by 15 cents to $13.83 during the three months ending September 30, 2004. If you were with us for the entire period, you received dividends of 10.5 cents per share.

Over the last three months, interest rates on bonds that mature in five to ten years have fallen more than interest rates on bonds that mature in less than five years. This has led to better performance for intermediate bonds relative to shorter-term bonds. The I shares of your Fund produced a total return of 1.87% over the last three months, compared to a 2.83% return for the Lehman Five-Year Municipal Bond Index. We believe that the index outperformed the Fund because it is generally concentrated in bonds with a longer duration than bonds held by the Fund. If long-term interest rates start to rise again, we would expect the Fund to outperform the index.

Interest rates on intermediate municipal bonds have covered a lot of ground over the last year. For example, the yield on a five-year AAA-rated municipal bond hit a low of 2.16% on March 9, 2004 before climbing to a high of 3.31% only two months later. As of September 30, 2004, that bond’s yield has fallen back down to 2.70%. (Source: Bloomberg: Municipal Market Advisors, Inc.)

Ironically, bond yields rose this past spring before the Federal Reserve started raising the targeted Fed Funds rate. Now that the Federal Reserve is pushing up short-term interest rates, the interest rates on bonds and home mortgages have been falling. In essence, the bond market is counteracting a tightening Federal Reserve by allowing corporations, governments, and individuals to borrow money at lower interest rates.

Given the abundant liquidity and relatively low yields in the bond markets today, we believe that the Federal Reserve has a significant amount of additional tightening to do before they overcome the bond market’s “give back” and achieve a neutral monetary policy. The yield curve does not appear to be pricing in this possibility today. If it does start pricing in a more aggressive Federal Reserve, we believe that bond yields will rise above current levels.

We have positioned your Fund with this outlook in mind. Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 670 municipal obligations from 49 states. Today, your Fund’s weighted average maturity is 3.87 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds are intended to accomplish two goals. First, the staggered bond maturities contained in a ladder ordinarily defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund

6 Certified Annual Report

a steady cash flow stream from maturing bonds which, if not needed for other purposes, can be reinvested toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates rise, because it may allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart below describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Thanks to a strong economy and tax increases, state tax revenue was up 11.4% over the last fiscal year. However, revenues are just now approaching 2002 levels nationwide. Meanwhile, spending for Medicaid and other items continues its upward trajectory, causing many states to continue grappling with budget deficits. State reserve funds have been largely depleted and tax-supported state debt levels have risen over 15% in the last two years. To reduce credit risk, we have kept 93% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

% of portfolio			Cumulative %
maturing			maturing
1 year	=	12%	Year 1	=	12%
1 to 2 years	=	13%	Year 2	=	25%
2 to 3 years	=	13%	Year 3	=	38%
3 to 4 years	=	15%	Year 4	=	53%
4 to 5 years	=	13%	Year 5	=	66%
5 to 6 years	=	10%	Year 6	=	76%
6 to 7 years	=	9%	Year 7	=	85%
7 to 8 years	=	7%	Year 8	=	92%
8 to 9 years	=	4%	Year 9	=	96%
Over 9 years	=	4%	Over 9 years	=	100%

Percentages can and do vary. Data as of 9/30/04.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report 7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund

September 30, 2004
ASSETS
Investments at value (cost $1,353,950,547)	$1,401,090,183
Cash	194,616
Receivable for investments sold	19,004,764
Receivable for fund shares sold	4,089,989
Interest receivable	18,606,174
Prepaid expenses and other assets	75,058

Total Assets	1,443,060,784

LIABILITIES
Payable for investments purchased	4,276,249
Payable for fund shares redeemed	2,222,106
Accounts payable and accrued expenses	139,492
Payable to investment advisor and other affiliates (Note 3)	894,485
Dividends payable	1,019,612

Total Liabilities	8,551,944

NET ASSETS	$1,434,508,840

NET ASSETS CONSIST OF:
Undistributed (distribution in excess of) net investment income	$(1,629)
Net unrealized appreciation (depreciation) on investments	47,139,636
Accumulated net realized gain (loss)	(4,583,701)
Net capital paid in on shares of beneficial interest	1,391,954,534

$1,434,508,840

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,039,049,760 applicable to 75,115,022 shares of beneficial interest outstanding - Note 4)	$13.83
Maximum sales charge, 1.50% of offering price	0.21

Maximum Offering Price Per Share	$14.04

Class C Shares:
Net asset value and offering price per share* ($156,870,003 applicable to 11,319,695 shares of beneficial interest outstanding - Note 4)	$13.86

Class I Shares:
Net asset value, offering and redemption price per share ($238,589,077 applicable to 17,245,784 shares of beneficial interest outstanding - Note 4)	$13.83

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8 Certified Annual Report

STATEMENTS OF OPERATIONS

Thornburg Limited Term Municipal Fund

	Three Months Ended	Year Ended
	September 30, 2004	June 30, 2004
INVESTMENT INCOME:
Interest income (net of premium amortized of $4,143,091 and $15,358,148 for the period ended September 30, 2004 and year ended June 30, 2004 respectively)	$12,983,539	$53,238,459

EXPENSES:
Investment advisory fees (Note 3)	1,466,294	5,754,193
Administration fees (Note 3)
Class A Shares	331,206	1,311,880
Class C Shares	49,344	191,093
Class I Shares	29,149	107,843
Distribution and service fees (Note 3)
Class A Shares	662,411	2,622,964
Class C Shares	394,149	1,538,688
Transfer agent fees
Class A Shares	93,700	377,245
Class C Shares	19,950	98,715
Class I Shares	15,820	60,375
Registration and filing fees
Class A Shares	3,196	75,030
Class C Shares	903	14,731
Class I Shares	874	15,281
Custodian fees (Note 3)	112,950	534,108
Professional fees	50,900	150,630
Accounting fees	21,340	121,890
Trustee fees	9,200	51,315
Other expenses	66,591	332,331

Total Expenses	3,327,977	13,358,312
Less:
Expenses reimbursed by Investment advisor (Note 3)	0	(4,388)
Distribution and service fees waived (Note 3)	(197,075)	(769,344)
Fees paid indirectly (Note 3)	(850)	(5,718)

Net Expenses	3,130,052	12,578,862

Net Investment Income	9,853,487	40,659,597

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold	74,945	1,795,864
Increase (Decrease) in unrealized appreciation of investments	16,155,302	(36,334,816)

Net Realized and Unrealized Gain (Loss) on Investments	16,230,247	(34,538,952)

Net Increase (Decrease) in Net Assets Resulting From Operations	$26,083,734	$6,120,645

See notes to financial statements.

Certified Annual Report 9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Three Months Ended	Year Ended	Year Ended
	September 30, 2004	June 30, 2004	June 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$9,853,487	$40,659,597	$36,971,587
Net realized gain (loss) on investments sold	74,945	1,795,864	877,102
Increase (Decrease) in unrealized appreciation of investments	16,155,302	(36,334,816)	28,100,206

Net Increase (Decrease) in Net Assets Resulting from Operations	26,083,734	6,120,645	65,948,895
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,133,301)	(29,889,249)	(28,771,058)
Class C Shares	(958,113)	(3,916,198)	(2,645,994)
Class I Shares	(1,762,073)	(6,854,150)	(5,554,535)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(20,348,137)	74,238,458	190,903,532
Class C Shares	(353,019)	21,587,725	78,064,848
Class I Shares	13,279,935	30,607,967	69,803,156

Net Increase (Decrease) in Net Assets	8,809,026	91,895,198	367,748,844
NET ASSETS:
Beginning of period	1,425,699,814	1,333,804,616	966,055,772

End of period	$1,434,508,840	$1,425,699,814	$1,333,804,616

See notes to financial statements.

10 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2004

NOTE 1 — ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”)(formerly Thornburg Limited Term Municipal Fund - National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

Reorganization: The Fund is the successor to Thornburg Limited Term Municipal Fund - National Portfolio (the “National Portfolio”) a series of Thornburg Limited Term Municipal Fund, Inc. On December 8, 2003, the Company’s Board of Directors approved an Agreement and Plan of Reorganization providing for the transfer of substantially all of the National Portfolio’s assets to the Fund, in exchange solely for voting shares of the Fund, and the distribution of those shares to the shareholders of the National Portfolio and the subsequent dissolution of the National Portfolio. The Fund was created by the Trust on December 8, 2003 to accomplish the reorganization, and until the reorganization was completed had only nominal assets. The reorganization was intended to simplify legal and regulatory compliance functions, and to reduce the costs of performing those functions. The Agreement and Plan of Reorganization was approved by the National Portfolio’s shareholders on May 21, 2004, and the reorganization was concluded on June 21, 2004. As a result, all of the National Portfolio’s assets were transferred to the Fund, and the shareholders of the National Portfolio became shareholders of the Fund. There was no change in investment objective or policies as a result of the reorganization, and the investment advisor did not change because of the reorganization. The National Portfolio is the accounting survivor, and the financial results of the Fund include the results of the National Portfolio prior to the reorganization.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

The Fund employed a fiscal year ending June 30 from the Fund’s inception through June 30, 2004, when the Trustees determined to change the Fund’s fiscal year end to September 30. In consequence, the Fund’s financial statements display information for a fiscal period commencing July 1, 2004 and ending September 30, 2004.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining the net asset value, the Fund utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do

Certified Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 — INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended September 30, 2004, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% of the average daily net assets of the Fund. The Fund also has an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended June 30, 2004, and the period ended September 30, 2004, the advisor voluntarily reimbursed certain class specific expenses and administrative fees of $4,388 and $0 for Class C Shares, respectively.

The Fund has a Distribution Agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the Distributor of Fund shares. For the year ended June 30, 2004 and the period ended September 30, 2004, the Distributor has advised the Fund that it earned commissions aggregating $16,530 and $3,829, respectively, from the sale of Class A shares, and collected contingent deferred sales charges aggregating $71,750 and $9,605, respectively, from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution plans and Class C distribution fees waived by the Distributor for the period ended September 30, 2004, are set forth in the statement of operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corre-

12 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

sponding adjustment reflected as fees paid indirectly in the statement of operations. For the period ended September 30, 2004, and the year ended June 30, 2004, fees paid indirectly were $850 and $5,718, respectively.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 — SHARES OF BENEFICIAL INTEREST

At September 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Three Months Ended		Year Ended		Year Ended
	September 30, 2004		June 30, 2004		June 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,652,124	$36,597,200	22,343,137	$310,234,300	24,734,784	$343,160,230
Shares issued to shareholders in reinvestment of dividends	335,506	4,631,084	1,399,170	19,393,497	1,359,442	18,874,006
Shares repurchased	(4,457,299)	(61,576,421)	(18,441,220)	(255,389,339)	(12,329,726)	(171,130,704)

Net Increase (Decrease)	(1,469,669)	$(20,348,137)	5,301,087	$74,238,458	13,764,500	$190,903,532

Class C Shares
Shares sold	506,589	$7,003,493	4,814,111	$66,984,540	7,145,702	$99,350,605
Shares issued to shareholders in reinvestment of dividends	46,675	645,678	194,692	2,704,058	135,892	1,892,308
Shares repurchased	(578,793)	(8,002,190)	(3,462,370)	(48,100,873)	(1,670,144)	(23,178,065)

Net Increase (Decrease)	(25,529)	$(353,019)	1,546,433	$21,587,725	5,611,450	$78,064,848

Class I Shares
Shares sold	1,826,487	$25,227,726	8,616,079	$119,652,434	7,667,976	$106,488,989
Shares issued to shareholders in reinvestment of dividends	104,786	1,446,479	394,435	5,468,468	309,747	4,303,264
Shares repurchased	(970,031)	(13,394,270)	(6,808,603)	(94,512,935)	(2,952,400)	(40,989,097)

Net Increase (Decrease)	961,242	$13,279,935	2,201,911	$30,607,967	5,025,323	$69,803,156

NOTE 5 — SECURITIES TRANSACTIONS

For the period ended September 30, 2004, the Fund had purchase and sale transactions (excluding short-term securities) of $61,650,705 and $81,179,464, respectively.

NOTE 6 — INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,353,955,992

Gross unrealized appreciation on a tax basis	$48,001,300
Gross unrealized depreciation on a tax basis	(867,109)

Net unrealized appreciation (depreciation) on investments (tax basis)	$47,134,191

At September 30, 2004, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2004, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryovers expire as follows:

2007	$1,013,153
2008	3,565,103

$4,578,256

The Fund utilized $74,945 of its capital loss carry forward during the period ended September 30, 2004.

Certified Annual Report 13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

In order to account for permanent book/tax differences, the Fund increased net investment loss by $336 and decreased accumulated net realized investment loss by $336. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from market discount.

All dividends paid by the Fund for the period ended September 30, 2004 and year ended June 30, 2004, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

14 Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund

	Three Months Ended September 30,		Year Ended June 30,
	2004		2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$13.68		$14.01	$13.65	$13.44	$13.06	$13.26

Income from investment operations:
Net investment income	0.11		0.44	0.49	0.57	0.63	0.63
Net realized and unrealized gain (loss) on investments	0.15		(0.33)	0.36	0.21	0.38	(0.20)

Total from investment operations	0.26		0.11	0.85	0.78	1.01	0.43
Less dividends from:
Net investment income	(0.11)		(0.44)	(0.49)	(0.57)	(0.63)	(0.63)

Change in net asset value	0.15		(0.33)	0.36	0.21	0.38	(0.20)
NET ASSET VALUE, end of period	$13.83		$13.68	$14.01	$13.65	$13.44	$13.06

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.87%		0.80%	6.36%	5.91%	7.91%	3.37%
Ratios to average net assets:
Net investment income	3.02	%(b)	3.18%	3.54%	4.18%	4.75%	4.84%
Expenses, after expense reductions	0.55	%(b)	0.57%	0.58%	0.60%	0.60%	0.60%
Expenses, after expense reductions and net of custody credits	0.55	%(b)	0.57%	0.58%	0.60%	—	—
Expenses, before expense reductions	0.55	%(b)	0.57%	0.58%	0.62%	0.65%	0.62%
Portfolio turnover rate	4.57%		21.37%	15.81%	19.59%	25.37%	33.65%
Net assets at end of period (000)	$238,589		$222,760	$197,367	$123,652	$86,160	$76,470

(a)	Not annualized for periods less than one year.

(b)	Annualized.

Certified Annual Report 15

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-459, CLASS C — 885-215-442, CLASS I — 885-215-434
NASDAQ SYMBOLS: CLASS A — LTMFX, CLASS C — LTMCX, CLASS I — LTMIX

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
ALABAMA (1.80%)
$10,000,000	Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	$11,043,100
1,245,000	Huntsville Health Care Authority Facilities Revenue Series B, 4.65% due 6/1/2024 put 6/1/2005 (Insured: MBIA)	Aaa/AAA	1,266,190
5,330,000	Huntsville Health Care Series A, 4.65% due 6/1/2024 put 6/1/2005 (Insured: MBIA)	Aaa/AAA	5,420,716
1,920,000	Scottsboro Industrial Development Board Refunding, 5.25% due 5/1/2009 (LOC: PNC Bank)	NR/NR	1,960,858
500,000	Shelby County Series A, 7.20% due 8/1/2005 (Insured: MBIA) (ETM)*	Aaa/AAA	502,170
5,000,000	Wilsonville Industrial Development Board Pollution Control Revenue Refunding, 4.20% due 6/1/2019 put 6/1/2006 (Southern Electric Gaston Project; Insured: AMBAC)	Aaa/AAA	5,177,500
ALASKA (0.10%)
2,070,000	North Slope Borough Alaska, 0% due 6/30/2006 (Insured: MBIA)	Aaa/AAA	1,996,412
ARIZONA (0.90%)
2,500,000	Arizona State Transportation Board Grant Anticipation Notes Series A, 5.00% due 7/1/2009	Aa3/AA-	2,752,425
650,000	Maricopa County Arizona School District 97, 5.50% due 7/1/2008 (Insured: FGIC)	Aaa/NR	721,630
1,000,000	Maricopa County School District 008, 7.50% due 7/1/2008 (Insured: MBIA)	Aaa/AAA	1,177,400
1,000,000	Maricopa County Unified School District Number 41 Gilbert Refunding, 0% due 1/1/2006 (Insured: FGIC)	Aaa/AAA	977,070
4,595,000	Mohave County Industrial Development Authority Correctional Facilities Contract Revenue Series A, 5.00% due 4/1/2009 (Mohave Prison LLC Project; Insured: XLCA)	Aaa/AAA	5,021,921
1,000,000	Pima County Industrial Development Authority Education Revenue Series C, 6.40% due 7/1/2013 (Arizona Charter Schools Project)	Baa3/NR	1,055,860
680,000	Pima County Industrial Development Authority Industrial Revenue Refunding Lease Obligation A, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	717,604
500,000	Tucson Water Revenue Series D, 9.75% due 7/1/2008	Aa3/A+	627,615
ARKANSAS (0.90%)
2,000,000	Conway Electric Revenue Refunding, 5.00% due 8/1/2007	A2/NR	2,142,420
1,000,000	Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2010 (Regional Medical Center Project)	NR/A	1,104,860
1,075,000	Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2011 (Regional Medical Center Project)	NR/A	1,190,595
1,000,000	Little Rock Arkansas Capital Improvement, 4.00% due 4/1/2005 (Insured: FSA)	Aaa/AAA	1,011,570
2,645,000	Little Rock Hotel & Restaurant Gross Receipts Tax Refunding, 7.125% due 8/1/2009	A3/NR	3,035,058
1,735,000	Rogers Sales & Use Tax Revenue, 6.00% due 11/1/2007	A1/AA-	1,741,593
1,545,000	Rogers Sales & Use Tax Revenue Refunding & Improvement Series A, 4.25% due 9/1/2006 (Insured: FGIC)	Aaa/AAA	1,613,567
CALIFORNIA (3.20%)
2,385,000	Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured: AMBAC)	Aaa/AAA	2,390,962
2,620,000	California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)*	A3/AAA	2,900,681
2,050,000	California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/BBB+	2,254,980
2,600,000	California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2012	A2/BBB+	2,938,208
2,550,000	California State Department of Water Resources Power Supply Series A, 6.00% due 5/1/2013	A2/BBB+	2,973,886
400,000	California State Department of Water Resources Series B-2, 1.80% due 5/1/2022 put 10/1/2004 (LOC: BNP Paribus) (daily demand notes)	VMIG1/A1+	400,000
3,500,000	California State Economic Recovery Series C-3, 1.73% due 7/1/2023 put 10/1/2004 (daily demand notes)	VMIG1/A1+	3,500,000

16 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$2,870,000	Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	$2,956,100
3,700,000	Fairfield Water Revenue Refunding, 5.25% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	3,835,605
1,200,000	Irvine Improvement Bond Act 1915 Adjusted Assessment District, 1.73% due 9/2/2024 put 10/1/2004 (daily demand notes)	VMIG1/A-1	1,200,000
100,000	Irvine Improvement Bond Act 1915 Limited Obligation Assessment District, 1.73% due 9/2/2025 put 10/1/2004 (daily demand notes)	VMIG1/A1+	100,000
1,400,000	Metropolitan Water District South California Variable Series B-3, 1.73% due 7/1/2035 put 10/1/2004 (daily demand notes)	VMIG1/A1+	1,400,000
1,100,000	Metropolitan Water District Southern California Waterworks Revenue Series C-1, 1.80% due 7/1/2036 put 10/1/2004 (daily demand notes)	VMIG1/A1+	1,100,000
5,000,000	Oakland Alameda County Coliseum Authority Lease Revenue Refunding Series C-1, 1.70% due 2/1/2025 put 10/7/2004 (Coliseum Project; LOC: California State) (weekly demand notes)	VMIG1/A1+	5,000,000
5,200,000	Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	5,366,088
1,490,000	Orange County Various Sanitation Districts Certificates of Participation Refunding Series B, 1.73% due 8/1/2030 put 10/1/2004 (LOC: Dexia Public Finance Bank) (daily demand notes)	VMIG1/A1+	1,490,000
3,000,000	San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	3,154,320
1,380,000	Torrance Hospital Revenue Series A, 7.10% due 12/1/2015 pre-refunded 12/1/2005 (Little Co. of Mary Hospital Project)	NR/AAA	1,453,416
COLORADO (3.40%)
1,500,000	Adams County Communication Center Series A, 4.75% due 12/1/2006	Baa1/NR	1,549,755
1,000,000	Adams County School District 012 Series A, 4.375% due 12/15/2007	Aa3/AA-	1,065,420
7,210,000	Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/A1+	7,691,051
1,500,000	Colorado Department Transport Revenue Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	1,686,015
1,000,000	Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio Project)	NR/BBB+	1,058,970
5,705,000	Colorado Health Facilities Authority, 5.00% due 9/1/2007 (Catholic Health Initiatives Project)	Aa2/A1+	6,105,548
515,000	Colorado Health Facilities Authority Series A, 5.375% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/A1+	559,094
160,000	Colorado Housing Finance Authority, 5.25% due 10/1/2007	A1/AA+	160,011
2,230,000	Colorado Springs Utilities Revenue Systems Subordinated Lien Refunding & Improvement Series A, 5.00% due 11/15/2005	Aa2/AA	2,310,971
500,000	Cucharas Sanitation & Water District Refunding & Improvement, 7.25% due 1/1/2015 pre-refunded 1/1/2005	NR/NR	511,795
500,000	Denver City & County Certificates of Participation Series A, 5.50% due 5/1/2006 (Insured: MBIA)	Aaa/AAA	528,015
3,335,000	Denver Convention Center Senior Series A, 5.00% due 12/1/2011 (Insured: XLCA)	Aaa/AAA	3,678,072
1,820,000	Dove Valley Metropolitan District Arapahoe County, Series B, 3.30% due 11/1/2025 put 11/1/2005 @100 (LOC: BNP Paribas)	NR/A1+	1,848,283
500,000	El Paso County School District G.O. 20 Series B, 8.25% due 12/15/2004 (State Aid Withholding)	Aa3/NR	506,770
1,000,000	Highlands Ranch Metro District Number 2 G.O., 6.50% due 6/15/2012 (Insured: FSA)	Aaa/AAA	1,206,710
1,760,000	Highlands Ranch Metropolitan District Number 3 Refunding Series B, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,887,336
1,520,000	Highlands Ranch Metropolitan District Number 3 Series A, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,629,972
1,000,000	Lakewood Certificates of Participation, 4.40% due 12/1/2008 (Insured: MBIA)	Aaa/AAA	1,070,090
1,025,000	Metropolitan Football Stadium District Colorado Sales Tax Revenue Capital Appreciation Series A, 0% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	938,316
1,000,000	Pinery West Metropolitan District Number 3, 4.70% due 12/1/2021 put 12/1/2007 (LOC: Compass Bank)	NR/A-	1,044,310
6,000,000	Plaza Metropolitan District Number 1 Revenue, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment Project)	NR/NR	6,248,280
1,000,000	Regional Transportation District of Colorado Series A, 5.00% due 6/1/2009 (Transit Vehicles Project; Insured: AMBAC)	Aaa/AAA	1,096,830
1,000,000	Section 14 Metropolitan District Jefferson Refunding Series A, 6.20% due 12/1/2013 (LOC: US Bank Trust)	NR/AA-	1,007,440
1,000,000	Southland Company Medical District unlimited G.O., 6.75% due 12/1/2016	NR/NR	996,600
1,150,000	Superior Metropolitan District 1 Variable Refunding & Improvement Series A, 5.45% due 12/1/2020 put 12/1/2004 (LOC: BNP)	NR/AA	1,156,003

Certified Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
CONNECTICUT (0.40%)
$1,325,000	Bridgeport G. O., 6.00% due 3/1/2006 (Insured: AMBAC)	Aaa/AAA	$1,401,214
800,000	Bridgeport Series A Prerefunded, 6.00% due 3/1/2005 (Insured: AMBAC) (ETM)*	Aaa/AAA	814,720
885,000	Bridgeport Series A Unrefunded Balance, 6.00% due 3/1/2005 (Insured: AMBAC)	Aaa/AAA	900,983
350,000	Capitol Region Education Council, 6.375% due 10/15/2005	NR/BBB	363,086
2,010,000	New Haven Connecticut, 3.00% due 11/1/2004 (Insured: FGIC)	Aaa/AAA	2,012,392
DELAWARE (0.60%)
2,045,000	Delaware State Economic Development Authority Revenue, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light Project)	Baa1/BBB	2,171,524
2,000,000	Delaware State Health Facilities Authority Revenue, 6.25% due 10/1/2006 (Insured: MBIA) (ETM)*	Aaa/AAA	2,040,980
1,275,000	Delaware State Health Facilities Authority Revenue Refunding Series A, 5.25% due 6/1/2011 (Beebe Medical Center Project)	Baa1/BBB	1,376,171
1,370,000	Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,504,548
1,445,000	Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,569,328
DISTRICT OF COLUMBIA (2.60%)
1,915,000	District of Columbia, 5.50% due 6/1/2008 (Insured: AMBAC)	Aaa/AAA	2,114,677
1,000,000	District of Columbia Certificates of Participation, 5.00% due 1/1/2008 (Public Safety & Emergency Project; insured: AMBAC)	Aaa/AAA	1,079,870
5,950,000	District of Columbia Certificates of Participation, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	6,551,485
4,430,000	District of Columbia Hospital Revenue, 5.70% due 8/15/2008 (Medlantic Healthcare Project; Insured: MBIA) (ETM)*	Aaa/AAA	4,805,930
1,500,000	District of Columbia Hospital Revenue Refunding, 5.10% due 8/15/2008 (Medlantic Healthcare Group A Project; Insured: MBIA) (ETM)*	Aaa/AAA	1,629,255
1,330,000	District of Columbia Revenue, 6.00% due 8/15/2005 (Medlantic Healthcare Project; Insured: MBIA) (ETM)*	Aaa/AAA	1,379,848
500,000	District of Columbia Revenue, 5.50% due 10/1/2005 (Insured: MBIA)	Aaa/AAA	518,405
500,000	District of Columbia Revenue, 6.00% due 1/1/2007 (Insured: AMBAC) (American Assoc. for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	541,975
1,000,000	District of Columbia Revenue, 6.00% due 1/1/2009 (American Assoc. for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	1,127,410
4,700,000	District of Columbia Series A, 5.50% due 6/1/2009 (Insured: MBIA)	Aaa/AAA	5,250,746
2,000,000	District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2009 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,723,120
1,990,000	District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2011 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,550,290
1,480,000	District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2012 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,096,517
750,000	Washington DC Convention Center Authority Dedicated Tax Revenue, 5.00% due 10/1/2006 (Insured: AMBAC)	Aaa/AAA	793,958
6,110,000	Washington DC Convention Center Senior Lien, 5.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	6,591,529
FLORIDA (5.00%)
5,000,000	Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009	A3/AA-	5,470,250
1,000,000	Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital Projects Student Housing; Insured: MBIA)	Aaa/AAA	1,110,170
2,996,000	Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	3,374,125
7,000,000	Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	7,760,200

18 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,465,000	Florida State Refunding, 6.00% due 7/1/2006 (Department of Transportation Right of Way Project)	Aa2/AA+	$1,569,337
1,000,000	Hillsborough County Capital Improvement Program Revenue Refunding Junior Lien, 5.00% due 8/1/2008 (Criminal Justice Project; Insured: FGIC)	Aaa/AAA	1,092,250
2,400,000	Hillsborough County Industrial Development Authority Pollution Control Revenue Refunding, 4.00% due 9/1/2025 put 8/1/2007 (Tampa Electric Co. Project)	Baa2/BBB-	2,433,336
5,000,000	Jacksonville Electric St. John’s River Park Systems Revenue Refunding Issue-2 17th Series, 5.25% due 10/1/2012	Aa2/AA-	5,567,150
1,910,000	Miami Dade County School Board Certificates of Participation Series A, 5.00% due 5/1/2006 (Insured: MBIA)	Aaa/AAA	2,005,118
1,010,000	Miami Dade County School Board Certificates of Participation Series B, 5.50% due 5/1/2031 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,131,018
3,390,000	Miami Dade County School Board Certificates of Participation Series C, 5.00% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	3,658,522
3,700,000	Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	3,612,273
1,395,000	Orange County Health Facilities Authority, 5.80% due 11/15/2009 (Adventist Health System Project)	A2/A	1,558,564
3,120,000	Orange County Health Facilities Authority Revenue Refunding, 6.25% due 11/15/2008 (Adventist Health Systems Project; Insured: AMBAC)	Aaa/AAA	3,325,889
925,000	Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2007 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	1,029,284
3,500,000	Orange County School Board Certificates of Participation Series B, 1.73% due 8/1/2027 put 10/1/2004 (Insured: MBIA) (daily demand notes)	VMIG1/AAA	3,500,000
5,000,000	Orange County School Board Certificates Series A, 5.00% due 8/1/2006 (Insured: MBIA)	Aaa/NR	5,277,600
1,455,000	Orange County School District Series B, 1.73% due 8/1/2025 put 10/1/2004 (Insured: AMBAC) (daily demand notes)	Aaa/NR	1,455,000
940,000	Palm Beach County Industrial Development Revenue Series 1996, 6.00% due 12/1/2006 (Lourdes-Noreen McKeen Residence Project; LOC: Allied Irish Bank) (ETM)*	NR/A	1,017,108
2,420,000	Palm Beach County Solid Waste Authority Revenue Refunding Series A, 5.00% due 10/1/2005	Aa3/AA-	2,492,213
1,000,000	Pasco County Housing Finance Authority Multi Family Revenue Refunding Series A, 5.35% due 6/1/2027 put 6/1/2008 (Oak Trail Apts Project; Insured: AXA)	NR/AA-	1,060,840
3,445,000	Pelican Marsh Community Development District Refunding Series A, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	3,625,794
100,000	Sarasota County Public Hospital Board, 1.80% due 7/1/2037 put 10/1/2004 (Sarasota Memorial Hospital Project) (daily demand notes)	VMIG1/A1+	100,000
1,755,000	St. Johns County Florida Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,866,864
2,040,000	Tampa Florida Guaranteed Entitlement Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	2,264,686
3,000,000	University Athletic Association Inc. Florida Athletic Program Revenue Refunding, 2.20% due 10/1/2031 put 10/1/2005 (LOC: Suntrust Bank)	VMIG1/NR	3,013,230
GEORGIA (1.00%)
1,000,000	Georgia Municipal Association Inc. Certificates of Participation City Court Atlanta Project, 5.00% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,063,570
1,550,000	Georgia Municipal Electric Power Authority Revenue, 7.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,769,651
730,000	Georgia Municipal Electric Power Authority Revenue Series Y, 6.30% due 1/1/2006	A2/A+	768,427
2,000,000	Monroe County Development Authority Pollution Control, 6.75% due 1/1/2010 (Oglethorpe Power Scherer A Refunding; Insured: MBIA)	Aaa/AAA	2,357,600
1,000,000	Monroe County Development Authority Pollution Control Revenue Oglethorpe Power Scherer A, 6.80% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,219,580
5,000,000	Municipal Electric Authority Georgia Subordinated Series B, 5.00% due 1/1/2026 put 1/1/2009 (Project One; Insured: AMBAC)	Aaa/AAA	5,429,550
910,000	Municipal Electric Authority Georgia Unrefunded Balance Subordinated A, 6.00% due 1/1/2006 (Project One; Insured: AMBAC)	Aaa/AAA	956,519

Certified Annual Report 19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
HAWAII (0.40%)
$2,000,000	Hawaii State Department of Budget & Finance Special Purpose Hawaiian Electric Co., 4.95% due 4/1/2012 (Insured: MBIA)	Aaa/AAA	$2,187,140
1,000,000	Hawaii State Refunding Series Cb, 5.75% due 1/1/2007	Aa3/AA-	1,081,020
1,565,000	Hawaii State Series CN, 6.25% due 3/1/2006 (Insured: FGIC)	Aaa/AAA	1,661,169
1,000,000	Honolulu City & County Refunding Series A, 7.35% due 7/1/2006	Aa2/AA-	1,091,650
ILLINOIS (12.00%)
3,345,000	Champaign County Community Unit Series C, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	2,936,040
2,000,000	Chicago Board of Education, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,295,140
750,000	Chicago Board of Education School Reform, 6.25% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	897,053
2,300,000	Chicago Housing Authority Capital Program Revenue, 5.25% due 7/1/2010	Aa3/AA	2,528,068
1,000,000	Chicago Illinois Housing Authority Capital Program Revenue, 5.00% due 7/1/2007	Aa3/AA	1,067,440
2,015,000	Chicago Illinois Transit Authority Capital Grant Receipts Revenue Series A, 4.25% due 6/1/2008 (Insured: AMBAC)	Aaa/AAA	2,077,707
2,300,000	Chicago Metropolitan Water Reclamation District, 6.90% due 1/1/2007	Aaa/AA+	2,489,175
1,340,000	Chicago Midway Airport Revenue Series A, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,437,230
1,180,000	Chicago Midway Airport Revenue Series C, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,332,480
3,420,000	Chicago O’Hare International Airport Refunding General Airport Series A, 6.375% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	3,525,268
1,000,000	Chicago O’Hare International Airport Revenue, 5.375% due 1/1/2007 (Insured: AMBAC)	Aaa/AAA	1,059,990
1,105,000	Chicago O’Hare International Airport Revenue, 5.00% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,216,992
1,000,000	Chicago O’Hare International Airport Revenue 2nd Lien Series C-1, 5.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	1,094,450
3,000,000	Chicago O’Hare International Airport Revenue Passenger Facility Change Series A, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	3,152,220
690,000	Chicago O’Hare International Airport Revenue Refunding, 4.80% due 1/1/2005 (Insured: AMBAC)	Aaa/AAA	695,458
675,000	Chicago O’Hare International Airport Revenue Refunding Series A, 4.90% due 1/1/2006 (Insured: MBIA)	Aaa/AAA	690,039
6,000,000	Chicago O’Hare International Airport Revenue Series C-1, 5.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	6,479,220
11,900,000	Chicago Park District, 6.60% due 11/15/2014 partially pre-refunded 5/15/2005	Aa3/AA	12,483,457
1,000,000	Chicago Park District Parking Facility Revenue, 5.75% due 1/1/2010 (ETM)*	Baa1/A	1,134,750
750,000	Chicago Public Commerce Building Revenue, 5.00% due 3/1/2005 (Insured: AMBAC)	Aaa/AAA	760,395
2,000,000	Chicago Public Commerce Building Revenue Series C, 5.50% due 2/1/2006 (Insured: FGIC)	Aaa/AAA	2,095,920
2,000,000	Chicago Refunding Series A, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	2,232,240
1,000,000	Chicago Refunding Series A-2, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,176,600
5,000,000	Chicago Tax Increment Allocation Central Series A, 0% due 12/1/2005 (Insured: AMBAC)	Aaa/AAA	4,893,800
1,000,000	Cicero Refunding Tax Increment Series A, 4.25% due 1/1/2007 (Insured: FGIC)	Aaa/AAA	1,046,810
1,000,000	Collinsville Leased Facilities Revenue Refunding, 5.15% due 11/1/2004 (Insured: MBIA)	Aaa/AAA	1,002,930
2,545,000	Cook & Will Counties Township High School District 206 Series C, 0% due 12/1/2005 (Insured: FSA)	Aaa/AAA	2,490,588
995,000	Cook County Capital Improvement, 5.50% due 11/15/2008 pre-refunded 11/15/2006	Aaa/AAA	1,078,461
2,250,000	Cook County Community School District 97 Series B, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	3,184,402
2,650,000	Cook County Series C Refunding, 5.80% due 11/15/2004 (Insured: FGIC)	Aaa/AAA	2,663,700
5,000,000	Du Page County Forest Preservation District, 0% due 11/1/2009	Aaa/AAA	4,263,650
1,500,000	Glenview Multi Family Revenue Refunding, 5.20% due 12/1/2027 put 12/1/2007 (Collateralized: FNMA)	NR/AAA	1,570,620
1,015,000	Hoffman Estates Illinois Tax Increment Revenue, 0% due 5/15/2005 (Hoffman Estates Economic Dev. Project; Guaranty: Sears)	Baa1/NR	994,213
3,075,000	Hoffman Estates Illinois Tax Increment Revenue, 0% due 5/15/2006 (Hoffman Estates Economic Dev. Project; Guaranty: Sears)	Baa1/NR	2,915,315
1,500,000	Hoffman Estates Illinois Tax Increment Revenue Junior Lien, 0% due 5/15/2007	Baa1/NR	1,374,195
5,000,000	Hoffman Estates Illinois Tax Increment Revenue Refunding, 5.25% due 11/15/2009 (Economic Development Project; Insured: AMBAC)	Aaa/AAA	5,021,400
1,000,000	Illinois Department Central Management Services Certificates of Participation, 5.85% due 7/1/2009 (Insured: MBIA)	Aaa/AAA	1,065,100

20 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$3,000,000	Illinois Development Finance Authority Pollution Control Revenue Refunding, 5.70% due 1/15/2009 (Commonwealth Edison Company Project; Insured: MBIA)	Aaa/AAA	$3,340,620
860,000	Illinois Development Finance Authority Revenue, 4.00% due 11/15/2005 (Insured: XLCA)	Aaa/AAA	880,718
915,000	Illinois Development Finance Authority Revenue, 4.00% due 11/15/2006 (Insured: XLCA)	Aaa/AAA	951,316
3,635,000	Illinois Development Finance Authority Revenue, 6.00% due 11/15/2009 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	4,106,023
1,005,000	Illinois Development Finance Authority Revenue, 6.35% due 7/1/2010 pre-refunded 7/1/2005 (Elderly Housing 8 Mattoon Tower A Project)	A3/NR	1,039,642
3,860,000	Illinois Development Finance Authority Revenue, 6.00% due 11/15/2010 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	4,397,968
785,000	Illinois Development Finance Authority Revenue, 5.25% due 2/15/2011 (Insured: AMBAC)	NR/AAA	810,089
1,000,000	Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.60% due 7/1/2005	NR/BBB	1,016,760
1,000,000	Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.60% due 7/1/2006	NR/BBB	1,034,310
4,500,000	Illinois Development Finance Authority Revenue Refunding Community Rehab Providers Series A, 6.00% due 7/1/2015	NR/BBB	4,656,780
6,035,000	Illinois Development Finance Authority Revenue Series A, 5.75% due 5/15/2014 (Provena Health Project; Insured: MBIA)	Aaa/AAA	6,698,126
915,000	Illinois Health Facilities Authority Revenue, 5.50% due 11/15/2007 (OSF Healthcare System Project)	A2/A	982,234
1,290,000	Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2008 (Iowa Health System Project)	A1/NR	1,434,054
1,375,000	Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2009 (Iowa Health System Project)	A1/NR	1,551,619
1,465,000	Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2010 (Iowa Health System Project)	A1/NR	1,669,177
1,560,000	Illinois Health Facilities Authority Revenue, 6.00% due 2/15/2011 (Iowa Health System Project; Insured: AMBAC)	Aaa/AAA	1,773,377
1,000,000	Illinois Health Facilities Authority Revenue Refunding, 4.00% due 8/15/2005 (University of Chicago Hospital & Health Project; Insured MBIA)	Aaa/AAA	1,019,230
1,000,000	Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2006 (University of Chicago Hospital & Health Project; Insured MBIA)	Aaa/AAA	1,054,650
1,500,000	Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2007 (University of Chicago Hospital & Health Project; Insured MBIA)	Aaa/AAA	1,612,485
1,500,000	Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2008 (University of Chicago Hospital & Health Project; Insured MBIA)	Aaa/AAA	1,630,455
3,000,000	Illinois Health Facilities Authority Revenue Refunding, 5.50% due 11/15/2011 (Methodist Medical Center Project; Insured: MBIA)	Aaa/AAA	3,321,420
37,000	Illinois Health Facilities Authority Revenue Series 1993-A, 7.875% due 8/15/2005 (Community Provider Pooled Loan Program Project)	NR/NR	37,239
1,000,000	Illinois Health Facilities Authority Revenue University of Chicago, 5.00% due 8/15/2009 (Hospital Systems Project; Insured: MBIA)	Aaa/AAA	1,092,460
1,040,000	Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,158,477
500,000	Illinois State COPS Central Management Department, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	537,595
1,000,000	Illinois State Partners Series A, 6.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	1,069,420
2,250,000	Illinois State Refunding, 5.125% due 12/1/2006 (Insured: FGIC)	Aaa/AAA	2,375,865
1,200,000	Kane County Illinois School District Number 129 Aurora West Side Refunding, 5.50% due 2/1/2012 (Insured: FGIC)	Aaa/NR	1,312,608
920,000	Kankakee Series A, 5.25% due 1/1/2012 pre-refunded 1/1/2006 @100	Aaa/AAA	959,698
80,000	Kankakee Unrefunded Balance Series A, 5.25% due 1/1/2012 (Insured: FSA)	Aaa/AAA	83,188
1,000,000	Lake County Community Consolidated School District 73, 9.00% due 1/1/2006 (Insured: FSA)	Aaa/NR	1,086,260
2,000,000	Lake County Community High School District 117 Series B, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	1,904,420
3,235,000	Lake County Community High School District 117 Series B, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	2,481,827
2,370,000	Lake County Consolidated High School Refunding, 3.00% due 12/1/2004	NR/AA-	2,374,977
2,990,000	Lake County Consolidated High School Refunding, 3.25% due 12/1/2005	NR/AA-	3,035,926
1,000,000	McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	833,390

Certified Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,250,000	Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Series A-2002, 6.00% due 6/15/2007 pre-refunded 6/15/2006 @ 102 (McCormick Place Exposition Project; Insured: AMBAC)	Aaa/AAA	$1,361,050
3,750,000	Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Series A-2002, 6.00% due 6/15/2007 pre-refunded 6/15/2006 @102 (McCormick Place Exposition Project; Insured: AMBAC)	Aaa/AAA	4,063,012
2,445,000	Naperville City, Du Page & Will Counties Economic Development Revenue, 6.10% due 5/1/2008 (Hospital & Health System Association Project; LOC: American National Bank)	NR/A1+	2,535,514
1,100,000	Peoria Public Building Commission School District Facilities Revenue, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,015,938
6,300,000	University of Illinois Revenue, 0% due 10/1/2006 (Insured: MBIA)	Aaa/AAA	6,032,313
INDIANA (4.30%)
1,370,000	Allen County Economic Development Revenue, 5.00% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	1,449,583
965,000	Allen County Economic Development Revenue First Mortgage, 5.20% due 12/30/2005 (Indiana Institute of Technology Project)	NR/NR	999,634
690,000	Allen County Economic Development Revenue First Mortgage, 5.30% due 12/30/2006 (Indiana Institute of Technology Project)	NR/NR	729,827
1,110,000	Allen County Economic Development Revenue First Mortgage, 5.60% due 12/30/2009 (Indiana Institute of Technology Project)	NR/NR	1,199,310
1,115,000	Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010	Aa3/NR	1,274,724
1,000,000	Ball State University Revenues Student Fee Series K, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,148,480
1,085,000	Boone County Hospital Association Lease Revenue, 5.00% due 1/15/2007 (Insured: FGIC) (ETM)*	Aaa/AAA	1,156,361
850,000	Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2010 (State Aid)	NR/A	677,960
850,000	Boonville Junior High School Building Corp. Revenue, 0% due 1/1/2011 (State Aid)	NR/A	658,274
950,000	Boonville Junior High School Building Corp. Revenue Refunding, 0% due 7/1/2011 (State Aid)	NR/A	719,407
1,175,000	Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2009 (Insured: AMBAC)	Aaa/AAA	1,289,116
1,135,000	Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC)	Aaa/AAA	1,250,747
910,000	Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (Insured: AMBAC) (ETM)*	Aaa/AAA	1,023,504
1,860,000	Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage (State Aid), 0% due 1/15/2006	NR/A	1,799,346
1,860,000	Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage Refunding, 0% due 7/5/2008 (Insured: MBIA)	Aaa/AAA	1,675,860
965,000	Evansville Vanderburgh School Building Corp. First Mortgage, 5.00% due 1/15/2008 (Insured: FSA)	Aaa/AAA	1,042,393
965,000	Goshen Multi School Building Corp. 1st Mortgage, 5.20% due 7/15/2007 (Insured: MBIA)	Aaa/AAA	1,043,705
2,305,000	Hammond Multi-School Building Corp. First Mortgage Refunding Bond Series 1997, 6.00% due 7/15/2008 (Lake County Project)	NR/A	2,513,119
390,000	Huntington Economic Development Revenue, 6.00% due 11/1/2006 (United Methodist Membership Project)	NR/NR	412,526
700,000	Huntington Economic Development Revenue, 6.15% due 11/1/2008 (United Methodist Membership Project)	NR/NR	762,048
790,000	Huntington Economic Development Revenue, 6.20% due 11/1/2010 (United Methodist Membership Project)	NR/NR	845,403
85,000	Indiana Health Facility Financing Authority Hospital Revenue, 5.75% due 11/1/2005 (Daughters of Charity Project) (ETM)*	Aaa/NR	86,665
1,265,000	Indiana Health Facility Financing Authority Hospital Revenue Series D, 5.00% due 11/1/2026 pre-refunded 11/1/2007	Aaa/NR	1,345,935
1,000,000	Indiana Municipal Power Agency Power Supply Systems Revenue Refunding Series B, 5.80% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,105,930
670,000	Indiana State Educational Facilities Authority Revenue, 5.75% due 10/1/2009 (University of Indianapolis Project)	NR/A-	744,477
2,500,000	Indiana University Revenues Refunding, 0% due 8/1/2007 (Insured: AMBAC)	Aaa/AAA	2,333,175
1,000,000	Indianapolis Airport Authority Revenue Refunding Series A, 5.75% due 7/1/2005 (Insured: FGIC)	Aaa/AAA	1,030,060
1,100,000	Indianapolis Airport Authority Revenue Refunding Series A, 5.35% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	1,180,388
1,220,000	Indianapolis Local Public Improvement Bond Bank Transportation Revenue, 0% due 7/1/2005 (ETM)*	Aa2/NR	1,204,640
1,240,000	Indianapolis Local Public Improvement Bond Bank Transportation Revenue, 0% due 7/1/2006 (ETM)*	Aa2/NR	1,196,873
2,200,000	Indianapolis Resource Recovery Revenue Refunding, 6.75% due 12/1/2004 (Ogden Martin Systems, Inc. Project; Insured: AMBAC)	Aaa/AAA	2,217,864
2,000,000	Indianapolis Resource Recovery Revenue Refunding, 6.75% due 12/1/2006 (Ogden Martin Systems, Inc. Project; Insured: AMBAC)	Aaa/AAA	2,181,120

22 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$855,000	Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	$960,336
455,000	Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	518,573
890,000	Merrillville Multi School Building Corp. Refunding First Mortgage, 6.55% due 7/1/2005 (Insured: MBIA)	Aaa/AAA	921,844
625,000	Monroe County Community School Building Corp. Revenue Refunding, 5.00% due 1/15/2007 (Insured: AMBAC)	Aaa/AAA	665,531
940,000	North Adams Community Schools, 4.00% due 7/15/2005 (Insured: FSA)	Aaa/AAA	956,854
1,070,000	North Central Campus School Building Corp. Indiana, 4.50% due 7/10/2005 (Insured: AMBAC)	Aaa/AAA	1,093,069
684,000	Northwest Allen Building Corp. First Mortgage, 5.30% due 12/1/2005 (Insured: MBIA)	Aaa/AAA	700,238
835,000	Peru Community School Corp. Refunding First Mortgage, 0% due 7/1/2010	NR/A	665,996
1,655,000	Plymouth Multi School Building Corp. Refunding, 5.50% due 7/1/2005 (Plymouth Community School Project; Insured: MBIA)	Aaa/AAA	1,702,300
4,000,000	Rockport Pollution Control Revenue Series C, 2.625% due 4/1/2025 put 10/1/2006 (Indiana Michigan Power Co. Project)	Baa2/BBB	3,998,080
1,540,000	Vigo County Elementary School Building Corp. Refunding & Improvement First Mortgage, 4.00% due 1/10/2006 (Insured: FSA)	Aaa/AAA	1,581,349
1,635,000	Vigo County Elementary School Building Corp. Refunding & Improvement First Mortgage, 4.00% due 1/10/2008 (Insured: FSA)	Aaa/AAA	1,716,145
995,000	Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid)	NR/AA-	1,116,460
1,095,000	Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid)	NR/AA-	1,235,193
2,080,000	West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (Insured: FGIC)	Aaa/AAA	2,392,603
1,820,000	Westfield Elementary School Building Corp. First Mortgage Series 1997, 6.80% due 7/15/2007 (Insured: AMBAC) (ETM)*	Aaa/AAA	2,043,514
IOWA (2.10%)
2,900,000	Ankeny Community School District Sales & Services Tax Revenue, 5.00% due 7/1/2010	NR/A+	3,145,166
3,515,000	Des Moines Limited Obligation Revenue, 6.25% due 12/1/2015 put 12/1/2005 (Des Moines Parking Associates Project; LOC: Wells Fargo Bank)	NR/NR	3,521,151
6,650,000	Iowa Finance Authority Commercial Development Revenue Refunding, 5.75% due 4/1/2014 put 4/1/2010 (Governor Square Project; Insured: AXA)	NR/AA	7,049,599
435,000	Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2007 (Iowa Health Services Project)	A1/NR	472,867
1,765,000	Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2009 (Iowa Health Services Project)	A1/NR	1,993,250
1,955,000	Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2010 (Iowa Health Services Project)	A1/NR	2,229,521
3,145,000	Iowa Finance Authority Hospital Facility Revenue, 6.00% due 2/15/2011 (Iowa Health Services Project; Insured: AMBAC)	Aaa/AAA	3,580,173
1,430,000	Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2007	Aa3/AA-	1,566,279
3,295,000	Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2010	Aa3/AA-	3,720,154
1,170,000	Iowa University of Science & Technology Revenue Refunding Series B, 5.20% due 7/1/2005 (Academic Building Project)	Aa3/A+	1,200,467
390,000	University of Iowa Facilities Corp. Revenue Series A, 4.875% due 6/1/2005	Aa2/AA-	397,960
KANSAS (0.10%)
500,000	Dodge Unified School District 443 Ford County, 8.25% due 9/1/2006 (Insured: FSA)	Aaa/AAA	558,555
1,160,000	Wichita Water & Sewer Utility Revenue, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/AAA	1,247,847
KENTUCKY (1.40%)
145,000	Campbell & Kenton Counties Sanitation District Number 1 Revenue, 6.50% due 8/1/2005 (ETM)*	Aaa/AAA	150,886
1,580,000	Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2009 (Ashland Hospital; Insured: FSA)	Aaa/AAA	1,723,180
1,000,000	Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2010 (Ashland Hospital; Insured: FSA)	Aaa/AAA	1,093,310
7,400,000	Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2009 converts to 5.35% 10/1/2005 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,799,674

Certified Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$7,830,000	Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2010 converts to 5.40% 10/1/2005 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	$8,325,247
390,000	Kentucky State Turnpike Authority Resources Recovery Revenue, 0% due 7/1/2006 (Insured: FGIC)	Aaa/AAA	367,169
150,000	Louisville Water Revenue Refunding, 6.00% due 11/15/2006 (ETM)*	Aaa/AAA	161,945
LOUISIANA (2.70%)
4,125,000	Jefferson Parish Hospital District 2, 5.25% due 12/1/2015 crossover-refunded 12/1/2005 (Insured: FGIC)	Aaa/AAA	4,275,810
1,440,000	Jefferson Sales Tax District Special Sales Tax Revenue Refunding, 5.25% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,540,109
1,515,000	Jefferson Sales Tax District Special Sales Tax Revenue Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,654,698
1,000,000	Louisiana Local Govt. Environmental Facilities & Community Dev. Auth. Multi Family Revenue Series A, 5.00% due 9/1/2012 (Bellemont Apartments Project)	Baa1/NR	989,020
2,255,000	Louisiana PFA Revenue, 5.375% due 12/1/2008 (Wynhoven Health Care Center Project; Guaranty: Archdiocese of New Orleans)	NR/NR	2,341,164
1,000,000	Louisiana Public Facilities Authority Revenue, 5.75% due 10/1/2008 (Loyola University Project)	A1/A+	1,116,190
1,280,000	Louisiana Public Facilities Authority Revenue Refunding, 5.50% due 10/1/2006 (Loyola University Project)	A1/A+	1,365,696
7,135,000	Louisiana State Correctional Facility Lease, 5.00% due 12/15/2008 (Insured: Radian)	NR/AA	7,729,845
2,350,000	Louisiana State Offshore Terminal Authority Deepwater Port Revenue, 4.375% due 10/1/2020 put 6/1/2007 (Loop LLC Project)	A3/A-1	2,454,974
5,000,000	Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A-1	5,165,900
1,250,000	Louisiana State Refunding Series A, 7.75% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	1,380,325
5,050,000	New Orleans Parish School Board, 0% due 2/1/2008 (ETM)*	Aaa/AAA	4,309,417
1,000,000	New Orleans Refunding, 0% due 9/1/2006 (Insured: AMBAC)	Aaa/AAA	960,070
3,000,000	St. Charles Parish Pollution Control Revenue Variable Refunding Series A, 4.90% due 6/1/2030 put 6/1/2005 (Entergy Louisiana Inc. Project)	Baa2/BBB-	3,039,540
MAINE (0.10%)
1,000,000	Regional Waste Systems Inc. Solid Waste Resources Recovery Revenue Series P, 6.25% due 7/1/2010 (Insured: FSA)	Aaa/AAA	1,052,510
MARYLAND (0.50%)
580,000	Baltimore Maryland, 7.00% due 10/15/2009 (Insured: MBIA)	Aaa/AAA	693,245
2,050,000	Baltimore Public Improvement Series A, 7.00% due 10/15/2006 (Insured: MBIA)	Aaa/AAA	2,255,369
1,000,000	Howard County Retirement Community Revenue Series A, 7.25% due 5/15/2015 pre-refunded 5/15/2010	NR/NR	1,223,330
2,500,000	Howard County Retirement Community Revenue Series A, 7.875% due 5/15/2021 pre-refunded 5/15/2010	NR/NR	3,134,125
MASSACHUSETTS (2.50%)
2,000,000	Boston Economic Development & Industrial Corp., 5.15% due 7/1/2025 put 7/1/2005 (LOC: Fleet National Bank)	Aa3/NR	2,036,620
3,470,000	Massachusetts Development Finance Agency Resource Recovery Revenue Series A, 5.50% due 1/1/2011 (Insured: MBIA)	Aaa/AAA	3,893,791
1,000,000	Massachusetts Industrial Finance Agency Pollution Control Revenue Refunding, 5.875% due 8/1/2008 (Eastern Edison Co. Project)	A2/A	1,013,190
1,000,000	Massachusetts Industrial Finance Agency Revenue, 8.375% due 2/15/2018 pre-refunded 2/15/2006 @ 102 (Glenmeadow Retirement Project)	NR/NR	1,101,490
900,000	Massachusetts Municipal Wholesale Electric Co. Power Supply Systems Revenue, 5.00% due 7/1/2005 (Stony Brook Intermediate Project A; Insured: MBIA)	Aaa/AAA	922,095
4,000,000	Massachusetts Municipal Wholesale Electric Co. Power Supply Systems Revenue Number 1-Series A, 5.00% due 7/1/2007 (Nuclear Mix Project; Insured: MBIA)	Aaa/AAA	4,299,680
1,000,000	Massachusetts Municipal Wholesale Electric Co. Power Supply Systems Revenue Series A, 5.00% due 7/1/2005 (Stony Brook Peaking Project; Insured: MBIA)	Aaa/AAA	1,024,550
2,000,000	Massachusetts State Federal Highway Grant Anticipation Notes Series A, 5.25% due 6/15/2009	Aa3/NR	2,210,540

24 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$8,120,000	Massachusetts State Health & Educational Facilities Authority Capital Assets Program Series D, 1.72% due 1/1/2035 (Insured: MBIA) (Daily Demand Notes)	VMIG1/A1+	$8,120,000
3,415,000	Massachusetts State Health & Educational Series H, 5.375% due 5/15/2012 (New England Medical Center Hospital Project; Insured: FGIC)	Aaa/AAA	3,831,630
1,220,000	Massachusetts State Industrial Finance Agency Revenue, 5.90% due 7/1/2027 pre-refunded 7/1/2007 (Dana Hall School Project)	Baa2/NR	1,361,459
1,000,000	Massachusetts State Refunding Series A, 5.375% due 8/1/2008	Aa2/AA-	1,103,850
1,000,000	Massachusetts State Refunding Series A, 6.00% due 11/1/2008	Aa2/AA-	1,131,090
1,500,000	Massachusetts State Refunding Series A, 5.50% due 1/1/2010	Aa2/AA-	1,680,915
1,500,000	Taunton G. O., 8.00% due 2/1/2006 (Insured: MBIA)	Aaa/AAA	1,620,855
MICHIGAN (2.80%)
2,450,000	Dearborn Economic Development Corp. Oakwood Obligation Group Series A, 5.75% due 11/15/2015 (Insured: FGIC)	Aaa/AAA	2,594,893
1,000,000	Detroit Convention Facility, 5.25% due 9/30/2007	NR/A	1,075,140
1,405,000	Detroit Michigan Series A, 6.00% due 4/1/2007 (Insured: FGIC) (ETM)*	Aaa/AAA	1,540,442
2,500,000	Dickinson County Healthcare Systems Hospital Revenue Refunding, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,703,375
1,670,000	Jackson County Hospital Finance Authority Hospital Revenue Series A, 5.00% due 6/1/2006 (W.A. Foote Memorial Hospital Project; Insured: AMBAC)	Aaa/NR	1,753,667
1,000,000	Kalamazoo Hospital Finance Authority Facility Revenue, 5.50% due 5/15/2005 (Bronson Methodist Hospital Project; Insured: MBIA)	Aaa/NR	1,023,380
1,000,000	Lansing Building Authority, 6.00% due 6/1/2005 (Insured: AMBAC) (ETM)*	Aaa/AAA	1,000,100
2,000,000	Michigan Hospital Finance Authority Revenue, 5.375% due 7/1/2012 (Insured: FSA)	Aaa/AAA	2,089,060
10,000,000	Michigan Hospital Finance Authority Revenue Series A, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Project)	Aa2/AA	10,863,200
655,000	Michigan Housing Development Authority Single Family Insured Mortgage Revenue Series A, 5.00% due 4/1/2010 (Insured: FHA/VA Mtgs)	Aa1/AA+	655,799
1,500,000	Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.00% due 4/15/2005	Aa2/AA	1,526,790
4,000,000	Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.00% due 10/15/2007 (Insured: FSA)	Aaa/AAA	4,329,080
4,000,000	Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.00% due 10/15/2008 (Insured: FSA)	Aaa/AAA	4,380,800
1,000,000	Michigan State Job Development Authority Pollution Control Revenue, 5.55% due 4/1/2009 (General Motors Corp. Project; Guaranty: GM)	Baa1/BBB	1,001,560
1,000,000	Missouri State Health & Educational Facilities Authority Revenue Series A, 5.00% due 6/1/2011	NR/AA-	1,087,060
1,000,000	Oakland County Economic Development Corp. Limited, 5.50% due 6/1/2014 pre-refunded 6/1/2007 @ 102 (LOC: First of America Bank-Central)	A1/NR	1,107,530
800,000	Oxford Area Community School District, 5.00% due 5/1/2012 (Guaranty: School Bond Loan Fund)	Aa1/AA+	880,512
MINNESOTA (1.20%)
1,000,000	Breckenridge Health Facilities Revenue Catholic Health Corp., 5.25% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	1,022,690
5,000,000	Minneapolis Refunding Series B, 5.15% due 3/1/2009	Aa1/AAA	5,153,250
3,130,000	Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2011 (Healthpartners Obligation Group Project)	Baa1/BBB+	3,320,116
1,000,000	Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,055,070
1,500,000	Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,572,630
1,915,000	Osseo Independent School District 279 Crossover Refunding Series B, 5.00% due 2/1/2006	Aa2/NR	1,996,100
1,000,000	Southern Minnesota Municipal Power Agency Revenue Refunding Series A, 5.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	1,039,820
1,450,000	University of Minnesota Refunding Series A, 5.50% due 7/1/2006	Aa2/AA	1,540,814
MISSISSIPPI (0.50%)
1,020,000	Gautier Utility District Systems Revenue Refunding, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,161,545
700,000	Hattiesburg Water & Sewer Revenue Refunding Systems, 5.20% due 8/1/2006 (Insured: AMBAC)	Aaa/AAA	732,613

Certified Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,000,000	Mississippi Hospital Equipment & Facilities Authority Revenue, 6.50% due 5/1/2006 (Refunding Mississippi Baptist Medical Center; Insured: MBIA)	Aaa/AAA	$1,045,860
915,000	Ridgeland Multi Family Housing Revenue, 4.95% due 10/1/2007 (Collateralized: FNMA)	NR/A1+	933,355
3,050,000	Warren County Mississippi Pollution Control Revenue Series A, 5.625% due 11/15/2006 (International Paper Company Project)	Baa2/BBB	3,058,022
MISSOURI (0.60%)
425,000	Jackson County Public Building Corp. Leasehold Revenue Series 1996, 6.00% due 12/1/2004 (Capital Improvement Project; Insured: MBIA)	Aaa/AAA	428,124
1,275,000	Missouri Development Finance Board Healthcare Facilities Revenue Series A, 4.80% due 11/1/2012 (Lutheran Home Aged Project; LOC: Commerce Bank)	A2/NR	1,325,860
1,530,000	Platte County Certificates of Participation, 5.00% due 9/1/2008	NR/AA-	1,663,156
840,000	Springfield Certificates of Participation, 5.20% due 6/1/2006 (Law Enforcement Communication Project)	Aa3/NR	883,411
840,000	Springfield Certificates of Participation, 5.25% due 6/1/2007 (Law Enforcement Communication Project)	Aa3/NR	903,916
2,495,000	St. Louis County Refunding, 5.00% due 8/15/2007 (Convention & Sports Facility Project B 1; Insured: AMBAC)	Aaa/AAA	2,689,335
MONTANA (1.20%)
11,440,000	Forsyth Pollution Control Revenue Refunding, 5.00% due 10/1/2032 put 12/30/2008 (Insured: AMBAC)	Aaa/AAA	12,446,148
4,000,000	Forsyth Pollution Control Revenue Refunding, 5.20% due 5/1/2033 put 5/1/2009 (Portland General Project)	Baa2/BBB+	4,249,960
NEBRASKA (1.40%)
1,995,000	Lancaster County School District 1, 4.00% due 7/15/2007 (Lincoln Public School Project)	Aa2/AAA	2,097,643
1,455,000	Madison County Hospital Authority Revenue 1, 5.25% due 7/1/2010 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,598,477
1,625,000	Madison County Hospital Authority Revenue 1, 5.50% due 7/1/2012 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,806,204
2,655,000	Nebraska IFA Tax Exempt Multi Family Housing Revenue Refunding 1995-A, 5.50% due 12/1/2025 put 12/1/2005 (Willow Park Apartments Project; Collateralized: FNMA)	NR/AAA	2,715,083
1,400,000	Nebraska Public Power District Revenue General Series A, 5.25% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	1,499,694
5,000,000	Omaha Public Power District Nebraska Electric Revenue Refunding Systems B, 5.00% due 2/1/2013	Aa2/AA	5,528,900
2,095,000	Omaha Public Power District Nebraska Electric Revenue Series A, 7.50% due 2/1/2006 (ETM)*	NR/AA	2,183,723
1,500,000	University of Nebraska Facilities Corp., 5.00% due 7/15/2008	Aa2/AA-	1,634,910
NEVADA (1.20%)
840,000	Colorado River Commission Power Delivery A, 7.00% due 9/15/2008	Aa2/AA	952,274
5,000,000	Humboldt County Pollution Control Revenue Refunding, 6.55% due 10/1/2013 (Sierra Pacific Project; Insured: AMBAC)	Aaa/AAA	5,225,500
1,770,000	Las Vegas Special Refunding Local Improvement District 707 Series A, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,941,938
1,470,000	Nevada Housing Division FNMA Multi Family Certificate A, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	1,523,008
1,000,000	Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.70% due 1/15/2009 (Insured: Radian)	NR/AA	1,105,330
1,000,000	Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.70% due 1/15/2010 (Insured: Radian)	NR/AA	1,111,240
1,285,000	Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.70% due 1/15/2011 (Insured: Radian)	NR/AA	1,426,633
3,500,000	Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,872,715
NEW HAMPSHIRE (0.30%)
1,500,000	Manchester New Hampshire Housing & Redevelopment Authority Revenue Series A, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,643,535

26 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal			Credit Rating†
Amount	Issuer-Description		Moody’s/S&P	Value
$2,485,000	New Hampshire Industrial Development Authority Revenue, 5.50% due 12/1/2009 put 12/1/2004 (Central Vermont Public Services Project; LOC: Citizens Bank)		NR/AA-	$2,495,188
NEW JERSEY (2.00%)
5,000,000	New Jersey State Transit Corp. Federal Transit Administration Grants Series B, 5.50% due 9/15/2007 (Insured: AMBAC)		Aaa/AAA	5,445,100
3,000,000	New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2007 (Transportation Systems Project)		A1/A+	3,216,240
5,000,000	New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2008 (Transportation Systems Project)		A1/A+	5,426,400
5,000,000	New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2009 (Transportation Systems Project)		A1/A+	5,464,550
3,015,000	New Jersey State Turnpike Authority Revenue Refunding Series A, 5.50% due 1/1/2006 (Insured: MBIA)		Aaa/AAA	3,152,092
1,780,000	Newark Housing Authority Port Authority Rental Backed, 3.50% due 1/1/2006 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)		Aaa/AAA	1,816,170
1,000,000	Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2007 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)		Aaa/AAA	1,064,140
1,000,000	Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2010 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)		Aaa/AAA	1,098,010
1,515,000	Pequannock River Basin Regional Sewage Authority Refunding Series M, 5.00% due 12/1/2006 (Sewer Revenue Project; Insured: MBIA)		Aaa/NR	1,573,115
NEW MEXICO (1.70%)
8,900,000	Albuquerque Airport Revenue Adjustment Refunding Subordinated, 1.66% due 7/1/2014 put 10/7/2004 (Insured: AMBAC) (weekly demand notes)		VMIG1/A-2	8,900,000
3,200,000	Farmington Pollution Control Revenue, 1.73% due 9/1/2024 put 10/1/2004 (LOC: Barclays Bank) (daily demand notes)	P	1/A1+	3,200,000
4,865,000	New Mexico Highway Commission Revenue Subordinated Lien Tax Series B, 5.00% due 6/15/2011 (Insured: AMBAC)		Aaa/AAA	5,352,668
1,350,000	New Mexico State, 4.00% due 3/1/2005		Aa1/AA+	1,363,325
1,000,000	New Mexico State Refunding Series B, 5.00% due 9/1/2005		Aa1/AA+	1,030,020
2,650,000	New Mexico State Severance Tax, 5.00% due 7/1/2005		Aa2/AA	2,715,481
1,260,000	New Mexico State University Revenues Refunding & Improvement, 4.00% due 4/1/2006 (Insured: FSA)		Aaa/AAA	1,300,534
NEW YORK (6.90%)
1,625,000	Brookhaven Industrial Development Agency Civic Facility Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)		A2/A-	1,659,905
1,000,000	Hempstead Industrial Development Agency Resource Recovery Revenue Refunding, 5.00% due 12/1/2007 (American Ref-Fuel Project; Insured: MBIA)		Aaa/AAA	1,075,890
1,000,000	Hempstead Town Industrial Development Agency Refunding, 5.00% due 12/1/2008 (American Fuel Co. Project; Insured: MBIA)		Aaa/AAA	1,068,960
1,500,000	Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)		Aaa/AAA	1,671,240
7,000,000	Long Island Power Authority General Series B, 5.00% due 12/1/2006		Baa1/A-	7,401,030
8,000,000	Metropolitan Transportation Authority New York Revenue Series B, 5.00% due 11/15/2007		A2/A	8,610,640
4,535,000	Metropolitan Transportation Authority New York Service Series B, 5.25% due 7/1/2007		A3/AA-	4,901,065
1,050,000	Monroe County Industrial Development Agency, 5.375% due 6/1/2007 (St. John Fisher College Project; Insured: Radian)		NR/AA	1,133,265
600,000	New York City Adjustment Series C, 1.68% due 10/1/2023 put 10/1/2004 (LOC: JPM) (daily demand notes)		VMIG1/A1+	600,000
355,000	New York City Housing Development Corp. Multi Family Housing Revenue Refunding Series A, 5.50% due 11/1/2009		Aa2/AA	359,803

Certified Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$2,215,000	New York City Industrial Development Agency Civic Facility, 5.25% due 6/1/2011 (Lycee Francais De New York Project Series A; Insured: ACA)	NR/A	$2,371,268
2,330,000	New York City Industrial Development Agency Civic Facility, 5.25% due 6/1/2012 (Lycee Francais De New York Project Series A; Insured: ACA)	NR/A	2,491,702
1,300,000	New York City Refunding Series H, 1.73% due 8/1/2014 put 10/1/2004 (Insured: FSA) (daily demand notes)	VMIG1/A1+	1,300,000
600,000	New York City Transitional Finance Authority, 1.80% due 11/1/2022 put 10/1/2004 (LOC: Bank of New York) (daily demand notes)	VMIG1/A1+	600,000
1,500,000	New York City Transitional Refunding Future Tax Secured Series A, 4.50% due 11/1/2004	Aa2/AA+	1,503,690
1,040,000	New York Dormitory Authority, 6.00% due 7/1/2007 (Champlain Valley Physicians Project; Insured: Connie Lee)	NR/AAA	1,145,248
1,370,000	New York Dormitory Authority Revenues, 6.00% due 9/1/2008 pre-refunded 9/1/2005 (Norton Healthcare Project)	NR/AA	1,440,089
1,600,000	New York Dormitory Authority Revenues Mental Health Services Facilities Improvement B, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,770,960
4,000,000	New York Dormitory Authority Revenues Series B, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,463,320
560,000	New York Medical Care Facilities Finance Agency Revenue, 6.40% due 11/1/2014 (Insured: FSA)	Aaa/AAA	562,061
1,000,000	New York Municipal Water Finance Authority Water & Sewer Systems Revenue Series 93-C, 1.73% due 6/15/2022 put 10/1/2004 (daily demand notes); (Insured: FGIC)	VMIG1/A1+	1,000,000
1,000,000	New York Series B, 5.50% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	1,139,650
1,300,000	New York Series B, 1.73% due 8/15/2018 put 10/1/2004 (daily demand notes)	VMIG1/A1+	1,300,000
4,870,000	New York State Dormitory Authority Revenue Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	5,282,781
1,000,000	New York State Dormitory Authority Revenues, 5.875% due 7/1/2005 (Teresian House Project; LOC: Fleet Bank)	Aa3/NR	1,028,700
15,100,000	New York State Dormitory Authority Revenues, 4.00% due 12/15/2005	NR/AA	15,499,546
3,500,000	New York State Dormitory Authority Revenues, 5.00% due 7/1/2007 (City University Systems Project)	NR/AA-	3,749,585
1,820,000	New York State Dormitory Authority Revenues, 5.50% due 7/1/2012 (South Nassau Community Hospital B Project)	Baa1/NR	1,999,052
1,500,000	New York State Dormitory Authority Revenues, 5.50% due 7/1/2013 (South Nassau Community Hospital B Project)	Baa1/NR	1,644,360
1,135,000	New York State Medical Care Facilities Finance Agency Revenue Bonds Series F, 6.20% due 8/15/2015 pre-refunded 8/15/05 @102 (Insured: FHA)	Aa2/AA	1,202,601
2,500,000	New York State Urban Development Corp. Revenue Refunding Facilities A, 6.50% due 1/1/2011 (Correctional Capital Project; Insured: FSA)	Aaa/AAA	2,970,250
1,320,000	New York Thruway Authority General Revenue Special Obligation, 0% due 1/1/2006	NR/A-	1,281,614
255,000	New York Urban Development Corp. Revenue University Facilities Grants, 6.00% due 1/1/2006	A3/AA-	267,776
3,425,000	New York Urban Development Corp. Series 7, 6.00% due 1/1/2006	A3/AA-	3,596,593
710,000	Oneida County Industrial Development Agency Series C, 6.00% due 1/1/2009 (Civic Facility Faxton Hospital Project; Insured: Radian)	NR/AA	797,124
500,000	Port Authority New York & New Jersey Special Obligation, 1.73% due 5/1/2019 put 10/1/2004 (daily demand notes)	VMIG1/A1+	500,000
2,000,000	Tobacco Settlement Financing Corp. Asset Backed Series B 1C, 5.25% due 6/1/2013	NR/AA-	2,144,380
1,000,000	Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series A-1C, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	NR/AA-	1,049,690
2,000,000	Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,179,140
2,055,000	Yonkers New York Series B, 4.00% due 10/15/2009 (Insured: FSA)	Aaa/AAA	2,175,731
NORTH CAROLINA (2.60%)
1,100,000	Cabarrus County Certificates of Participation Installment Financing Contract, 4.50% due 2/1/2007 (Insured:AMBAC)	Aaa/AAA	1,160,775
1,000,000	Charlotte Certificates of Participation Series B, 5.00% due 6/1/2006 (FY Project)	Aa1/AA+	1,050,100

28 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,000,000	Macon County Certificates of Participation, 4.00% due 6/1/2007 (Insured: AMBAC)	Aaa/AAA	$1,046,820
925,000	North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Series A, 5.00% due 4/1/2007 (Johnson & Wales University Project; Insured: XLCA)	Aaa/AAA	988,437
2,860,000	North Carolina Eastern Municipal Power Agency Power Systems Revenue, 6.125% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	3,244,756
1,000,000	North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series A, 6.00% due 1/1/2006 (Insured: MBIA)	Aaa/AAA	1,050,740
3,000,000	North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series D, 5.375% due 1/1/2011	Baa2/BBB	3,257,100
650,000	North Carolina Eastern Municipal Power Agency Power Systems Revenue Series C, 5.25% due 1/1/2012	Baa2/BBB	701,948
1,000,000	North Carolina Eastern Municipal Power Agency Power Systems Series A, 5.50% due 1/1/2012	Baa2/BBB	1,095,540
1,055,000	North Carolina Eastern Municipal Power Agency Power Systems Series C, 5.25% due 1/1/2013	Baa2/BBB	1,139,157
1,350,000	North Carolina Medical Care Commission, 5.00% due 6/1/2006 (Rex Healthcare Project; Insured: AMBAC)	Aaa/AAA	1,419,700
2,400,000	North Carolina Municipal Power Agency 1 Catawba Electric Revenue, 6.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	2,744,856
2,505,000	North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series A, 5.50% due 1/1/2013	Baa1/BBB+	2,776,016
1,000,000	North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series B, 6.375% due 1/1/2013	Baa1/BBB+	1,129,710
3,400,000	North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	3,692,502
3,900,000	North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	4,335,318
2,000,000	North Carolina State Certificates of Participation Series B, 5.00% due 6/1/2009 (Repair & Renovation Project)	Aa2/AA+	2,191,820
2,000,000	Raleigh Durham Airport Authority Airport Revenue Series A, 5.50% due 11/1/2006 (Insured: FGIC)	Aaa/NR	2,141,440
1,030,000	University of North Carolina Systems Pool Revenue Refunding Series B, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,148,429
NORTH DAKOTA (0.10%)
910,000	Grand Forks Health Care Systems Revenue Bond Series 1997, 6.25% due 8/15/2005 (Altru Health System Project; Insured: MBIA)	Aaa/AAA	944,780
OHIO (2.60%)
2,205,000	Bellefontaine Hospital Revenue Refunding, 6.00% due 12/1/2013 (Mary Rutan Health Associates Project)	NR/BBB+	2,255,054
3,995,000	Cleveland Cuyahoga County Port Authority Revenue, 6.00% due 11/15/2010	NR/NR	4,285,317
1,000,000	Cuyahoga County Hospital Revenue Refunding Series A, 4.75% due 2/15/2008 (Metrohealth Systems Project; Insured: MBIA)	Aaa/AAA	1,075,890
2,705,000	Cuyahoga County Hospital Revenue Refunding Series B, 6.00% due 1/15/2006 (University Hospital Health Systems Project)	Baa1/A	2,839,411
1,400,000	Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,649,732
520,000	Lake County Sewer & Water District Improvement, 5.30% due 12/1/2011	Aa2/NR	562,297
1,200,000	Lorain County Hospital Revenue Refunding Catholic Healthcare Partners B, 6.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,338,264
1,300,000	Mahoning Valley District Water Refunding, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,468,935
770,000	Mahoning Valley District Water Refunding, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	882,843
2,250,000	Montgomery County Revenue, 6.00% due 12/1/2008 (Catholic Health Initiatives Project)	Aa2/AA	2,515,950
2,385,000	Montgomery County Revenue, 6.00% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	2,690,543
1,530,000	Montgomery County Revenue, 6.00% due 12/1/2010 (Catholic Health Initiatives Project)	Aa2/AA	1,737,636
1,000,000	Montgomery County Solid Waste Revenue, 6.00% due 11/1/2005 (Insured: MBIA)	Aaa/AAA	1,045,620
2,000,000	Ohio State Building Authority Refunding Adult Corrections Facilities, 5.00% due 10/1/2006 (Insured: FSA)	Aaa/AAA	2,120,060
1,000,000	Ohio State G.O., 6.65% due 9/1/2009 (Infrastructure Improvement Project)	Aa1/AA+	1,117,910
1,000,000	Ohio State Highway Capital Improvement Series C, 5.00% due 5/1/2006	Aa1/AAA	1,050,030
5,000,000	Ohio State Unlimited Tax G.O. Series A, 5.75% due 6/15/2010 pre-refunded 6/15/2009 @ 100	Aa1/AA+	5,673,800
680,000	Plain Local School District Capital Appreciation, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	648,516
845,000	Plain Local School District Capital Appreciation, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	783,611
975,000	Reading Revenue Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute Project; Insured: Radian)	NR/AA	1,092,341

Certified Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
OKLAHOMA (2.30%)
$1,235,000	Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2006 (Insured: FSA)	Aaa/NR	$1,319,042
1,340,000	Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2007 (Insured: FSA)	Aaa/NR	1,476,037
660,000	Jenks Aquarium Authority Revenue First Mortgage, 5.50% due 7/1/2010 (Insured: MBIA)	Aaa/NR	720,218
2,380,000	Oklahoma Authority Revenue Refunding Health Systems Obligation Group Series A, 5.75% due 8/15/2007 (Insured: MBIA)	Aaa/AAA	2,608,551
2,340,000	Oklahoma Authority Revenue Refunding Health Systems Obligation Group Series A, 6.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,652,952
740,000	Oklahoma Development Finance Authority Health Facilities Revenue, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	844,325
1,070,000	Oklahoma Development Finance Authority Hospital Revenue Refunding, 5.00% due 10/1/2012 (Unity Health Center Project)	NR/BBB+	1,114,748
1,215,000	Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2011 (Duncan Regional Hospital Project)	NR/A-	1,317,692
1,330,000	Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2012 (Duncan Regional Hospital Project)	NR/A-	1,436,347
1,250,000	Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2013 (Duncan Regional Hospital Project)	NR/A-	1,342,462
5,000,000	Oklahoma Housing Development Authority Revenue Lease Purchase Program Series A, 5.10% due 11/1/2005	Aa3/NR	5,168,350
1,000,000	Oklahoma State Industrial Authority Revenue Refunding Integris Health System, 5.50% due 8/15/2005 (Insured: MBIA)	Aaa/AAA	1,032,360
2,750,000	Tulsa County Independent School Building, 4.00% due 6/1/2008	Aa3/NR	2,895,970
2,650,000	Tulsa County Independent School District, 4.50% due 8/1/2006	Aa3/A+	2,772,377
1,500,000	Tulsa County Industrial Authority Capital Series B, 4.00% due 5/15/2005	NR/AA	1,521,525
2,000,000	Tulsa County Industrial Authority Capital Series B, 4.00% due 5/15/2006	NR/AA	2,067,380
1,000,000	Tulsa Metropolitan Utility Authority Water Series A, 5.60% due 11/1/2004	NR/AA	1,003,340
750,000	Tulsa Public Facilities Authority Solid Waste Steam & Electric Revenue Refunding Series 1994, 5.45% due 11/1/2004 (Ogden Martin Systems of Tulsa Project; Insured: AMBAC)	Aaa/AAA	752,310
OREGON (0.50%)
4,000,000	Clackamas County Hospital Facility Authority Revenue Refunding, 5.00% due 5/1/2008 (Legacy Health Systems Project)	Aa3/AA	4,320,480
1,000,000	Medford Hospital Facilities Authority Revenue Series A, 5.25% due 8/15/2006 (Asante Health Systems Project; Insured: MBIA)	Aaa/AAA	1,060,370
1,000,000	Salem Hospital Facility Authority Revenue, 5.25% due 8/15/2014 (Salem Hospital Project)	NR/AA-	1,063,310
750,000	Salem Oregon Water & Sewer Revenue, 6.00% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	771,495
PENNSYLVANIA (1.90%)
1,505,000	Allegheny County Hospital Development Health Series B, 6.30% due 5/1/2009 (South Hills Health System Project)	Baa1/NR	1,578,820
1,000,000	Allegheny County Hospital Development Refunding, 4.40% due 11/1/2005 (Health Center UPMC Health Systems Project; Insured: MBIA)	Aaa/AAA	1,028,050
1,325,000	Central Bucks School District Refunding, 5.50% due 11/15/2009 (State Aid Withholding)	A1/NR	1,376,754
1,000,000	Delaware County Pennsylvania Authority Revenue, 5.50% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	1,091,820
1,000,000	Geisinger Authority Health Systems Revenue, 5.50% due 8/15/2009	Aa3/AA-	1,095,870
1,605,000	Manheim Township School Authority School Revenue Series 1978, 6.625% due 12/1/2007 pre-refunded 12/1/2005	NR/AAA	1,689,038
730,000	Montgomery County Higher Education & Health Authority, 6.25% due 7/1/2006	Baa3/NR	754,667
550,000	Montgomery County Higher Education & Health Authority, 6.375% due 7/1/2007	Baa3/NR	577,681
1,500,000	Pennsylvania Higher Educational Facilities Authority Health Services Revenue, 5.50% due 1/1/2009 (University of Pennsylvania Health Systems Project)	A3/A	1,558,635

30 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$750,000	Pennsylvania Higher Educational Facility Series A, 6.00% due 1/1/2005 (University of Pennsylvania Health Systems Project)	A3/A	$757,950
1,500,000	Pennsylvania State Higher Educational Facilities Authority Revenue, 4.00% due 11/1/2032 put 11/1/2005 (LOC: Allied Irish Banks PLC)	VMIG1/NR	1,535,640
900,000	Pennsylvania State Second Series, 5.25% due 10/1/2008	Aa2/AA	994,797
1,000,000	Philadelphia Hospital & Higher Education Facilities Authority Revenue, 5.50% due 5/15/2006 (Jefferson Health Systems Project)	Aa3/AA-	1,051,970
4,000,000	Philadelphia Pennsylvania Gas Works Revenue Sixteenth Series, 5.25% due 7/1/2006 (Insured: FSA)	Aaa/AAA	4,219,840
1,000,000	Pottsville Pennsylvania Hospital Authority Revenue Acsension Health Credit Series A, 5.20% due 11/15/2009 (Insured: AMBAC)	Aaa/AAA	1,104,510
1,255,000	Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2008 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,363,859
1,320,000	Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2009 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,443,420
1,400,000	Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2011 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,558,592
1,000,000	Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2012 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,115,710
RHODE ISLAND (2.00%)
1,075,000	Providence Public Building Authority Refunding Series B, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,189,423
1,000,000	Providence Public Building Authority School Project Series B, 5.00% due 12/15/2005 (Insured: MBIA)	Aaa/AAA	1,038,480
1,000,000	Providence Public Building Authority School Project Series B, 4.00% due 12/15/2006 (Insured: MBIA)	Aaa/AAA	1,042,550
1,000,000	Providence Public Building Authority School Project Series B, 4.00% due 12/15/2007 (Insured: MBIA)	Aaa/AAA	1,052,610
1,880,000	Providence Series C, 5.50% due 1/15/2012 (Insured: FSA)	Aaa/AAA	2,146,659
4,455,000	Rhode Island Bond Authority Revenue Refunding Series A, 5.00% due 10/1/2005 (State Public Projects; Insured: AMBAC)	Aaa/AAA	4,599,208
10,085,000	Rhode Island Bond Authority Revenue Refunding Series A, 5.00% due 10/1/2006 (State Public Projects; Insured: AMBAC)	Aaa/AAA	10,686,268
2,075,000	Rhode Island Economic Development Corp. Revenue, 5.75% due 7/1/2010 (Providence Place Mall Project; Insured: Radian)	NR/AA	2,332,342
1,960,000	Rhode Island State Health & Education Building, 4.50% due 9/1/2009 (Butler Hospital Project; LOC: Fleet National Bank)	NR/AA-	2,084,813
1,565,000	Rhode Island State Health & Educational Building Corp. Revenue Hospital Financing, 5.25% due 7/1/2014 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA-	1,681,248
SOUTH CAROLINA (1.60%)
2,050,000	Charleston County Certificates of Participation, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	2,281,834
1,350,000	Charleston County Certificates of Participation Refunding, 5.00% due 6/1/2007 (Charleston Public Facilities Corp. Project; Insured: MBIA)	Aaa/AAA	1,445,472
1,445,000	Kershaw County School District Series B, 4.60% due 3/1/2007	Aa1/AA+	1,489,665
1,000,000	Medical University of South Carolina Hospital Facilities Revenue, 5.50% due 7/1/2005 (ETM)*	Baa2/NR	1,028,890
945,000	Piedmont Municipal Power Agency Electric Revenue, 6.375% due 1/1/2006 (Insured: FGIC)	Aaa/AAA	998,648
1,250,000	South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement, 7.125% due 12/15/2015 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	Baa2/BBB	1,533,488
2,600,000	South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement Series A, 7.375% due 12/15/2021 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	Baa2/BBB	3,225,820
3,530,000	South Carolina State Public Service Authority Refunding Series A, 6.50% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	3,796,127
2,000,000	South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2006	Aa2/AA-	2,077,360
2,315,000	South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2007	Aa2/AA-	2,462,419
1,720,000	York County Refunding, 5.00% due 6/1/2006 (Insured: FSA)	Aaa/AAA	1,809,371

Certified Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
SOUTH DAKOTA (0.30%)
$1,100,000	South Dakota Health & Educational Facilities Authority Revenue, 5.50% due 9/1/2011 (Rapid City Regional Hospital Project; Insured: MBIA)	Aaa/AAA	$1,240,822
1,000,000	South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.25% due 7/1/2009 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,144,340
1,000,000	South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.00% due 7/1/2014 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,083,100
TENNESSEE (0.60%)
2,420,000	Clarksville Natural Gas Refunding, 5.00% due 11/1/2004	NR/BBB+	2,424,961
770,000	Franklin Industrial Development Multi Family Refunding Housing Series A, 5.75% due 4/1/2010 (Insured: FSA)	Aaa/AAA	811,980
1,000,000	Hamilton County Industrial Development Board, 5.75% due 9/1/2005 (Insured: FGIC)	Aaa/AAA	1,036,550
2,000,000	Knox County Health Educational & Housing Facilities Board Hospital Facilities Revenue Refunding, 5.00% due 1/1/2006 (Insured: FSA)	Aaa/AAA	2,077,100
1,000,000	Metropolitan Government Nashville & Davidson County Water & Sewer Revenue Refunding, 6.00% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	1,086,950
1,050,000	Shelby County Series A, 0% due 5/1/2011 pre-refunded 5/1/2005 @ 69.561	Aa2/AA+	723,503
TEXAS (11.10%)
1,350,000	Amarillo Health Facilities Corp. Hospital Revenue, 5.50% due 1/1/2011 (Baptist St. Anthony’s Hospital Corp. Project; Insured: FSA)	Aaa/NR	1,511,635
1,000,000	Austin Texas Refunding, 5.00% due 3/1/2011	Aa2/AA+	1,102,890
1,000,000	Bell County Health Facilities Development Corp. Revenue Series A, 6.25% due 8/15/2010 (Scott & White Memorial Hospital Project; Insured: MBIA)	Aaa/AAA	1,156,560
1,800,000	Bexar County Housing Finance Corp. Multi Family Housing Revenue, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,934,658
1,250,000	Cedar Hill Independent School District Refunding, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	1,000,488
1,700,000	Clint Independent School District Refunding, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,924,111
1,425,000	Clint Independent School District Refunding, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,600,018
3,300,000	Coppell Independent School District Refunding, 0% due 8/15/2007 (Guaranty: PSF)	NR/AAA	3,076,425
1,025,000	Corpus Christi Business & Job Development Corp. Sales Tax Revenue, 5.00% due 9/1/2012 (Refunding & Improvement Arena Project; Insured: AMBAC)	Aaa/AAA	1,135,977
2,000,000	Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2005 (Insured: FSA)	Aaa/AAA	2,059,480
4,070,000	Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2006 (Insured: FSA)	Aaa/AAA	4,326,166
2,000,000	Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,215,840
4,780,000	Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	5,357,472
450,000	Dallas Tax Increment Financing Reinvestment Zone 2, 5.75% due 8/15/2006 (Insured: Radian)	NR/AA	478,710
4,945,000	Duncanville Independent School District Refunding Series B, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	3,916,836
1,245,000	Duncanville Independent School District Refunding Series B, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	936,389
3,800,000	Fort Worth Water & Sewer Revenue Refunding & Improvement, 5.25% due 2/15/2011	Aa2/AA	4,129,042
1,390,000	Fort Worth Water & Sewer Revenue Series 2001, 5.25% due 2/15/2011 (Tarrant & Denton County Project)	Aa2/AA	1,553,353
2,005,000	Grapevine Texas, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,091,075
4,000,000	Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Refunding, 4.20% due 11/1/2006 (Occidental Project)	Baa2/BBB+	4,138,800
1,000,000	Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2010 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,098,170
1,000,000	Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2011 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,098,630
750,000	Harlingen Consolidated Independent School, 7.50% due 8/15/2009 (Guaranty: PSF)	Aaa/AAA	906,930
500,000	Harris County Health Facilities Development Corp. Hospital Revenue Refunding Series A, 6.00% due 6/1/2012 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	585,615

32 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$4,410,000	Harris County Health Facilities Development Corp. Thermal Utility Revenue, 5.45% due 2/15/2011 (Insured: AMBAC)	Aaa/AAA	$4,912,299
600,000	Harris County Health Facilities Hospital Series A, 6.00% due 6/1/2010 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	686,778
620,000	Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (Insured: AMBAC) (ETM)*	Aaa/AAA	678,410
930,000	Harris County Hospital District Mortgage Revenue Unrefunded Balance Refunding, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,058,005
10,000,000	Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	11,288,600
2,000,000	Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,248,640
5,000,000	Harris County Refunding Toll Road Senior Lien Series B-2, 5.00% due 8/15/2021 put 8/15/2009 @100 (Insured: FGIC)	Aaa/AAA	5,468,500
3,260,000	Harris County Sports Authority Revenue Senior Lien Series G, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	2,627,919
1,000,000	Irving Independent School District, 0% due 2/15/2005 (Guaranty: PSF)	Aaa/AAA	993,890
500,000	Irving Texas Hospital Authority Revenue Series B, 5.75% due 7/1/2005 (Irving Healthcare Systems Project; Insured: FSA)	Aaa/AAA	514,760
1,000,000	Lewisville Combination Contract Revenue, 4.125% due 5/1/2031 put 11/1/2006 (Special Assessment Castle Hills Project Number 3; LOC: Wells Fargo Bank)	NR/AA	1,043,670
750,000	Lower Colorado River Authority Revenue Refunding & Improvement, 8.00% due 5/15/2010 (Insured: FSA)	Aaa/AAA	938,895
3,000,000	Matagorda County Navigation District 1 Adjusted Refunding Central Power A, 2.15% due 5/1/2030 put 11/1/2004	Baa2/BBB	2,999,190
3,065,000	Mesquite Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	2,339,392
1,415,000	Midlothian Independent School District Refunding, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	1,291,046
1,200,000	Midlothian Independent School District Refunding, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	1,050,480
700,000	Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2010 (Insured: Radian)	Baa2/AA	787,549
740,000	Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2011 (Insured: Radian)	Baa2/AA	839,930
2,275,000	New Caney Independent School District Refunding, 0% due 2/15/2005 (Guaranty: PSF)	Aaa/AAA	2,261,100
5,000,000	North Texas Thruway Authority Dallas North Thruway Systems Revenue Refunding Series B, 5.00% due 1/1/2038 put 7/1/2008 (Insured: AMBAC)	Aaa/AAA	5,437,450
2,500,000	Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School Project; LOC: Allied Irish Banks PLC)	VMIG1/NR	2,462,325
6,000,000	Sam Rayburn Municipal Power Agency Refunding, 5.50% due 10/1/2012	Baa2/BBB-	6,658,860
3,000,000	San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	3,259,410
1,970,000	Socorro Independent School District Series A, 5.75% due 2/15/2011 (Guaranty: PSF)	NR/AAA	2,168,871
965,000	Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2007 (Insured: AMBAC)	Aaa/AAA	882,869
1,120,000	Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2008 pre-refunded 2/15/2006 (Insured: AMBAC)	Aaa/AAA	972,182
1,275,000	Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2009 pre-refunded 2/15/2006 (Insured: AMBAC)	Aaa/AAA	1,041,688
1,440,000	Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2010 pre-refunded 2/15/2006 (Insured: AMBAC)	Aaa/AAA	1,103,054
500,000	Spring Branch Independent School District, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	619,735
580,000	Tarrant County Health Facilities, 5.875% due 11/15/2007 (Adventist/Sunbelt Health System Project)	A2/A	632,681
650,000	Tarrant County Health Facilities, 6.00% due 11/15/2009 (Adventist/Sunbelt Health System Project)	A2/A	729,755
730,000	Tarrant County Health Facilities, 6.10% due 11/15/2011 (Adventist/Sunbelt Health System Project)	A2/A	825,243
1,400,000	Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2011 (Texas Health Resources Project; Insured: MBIA)	Aaa/AAA	1,559,726
3,000,000	Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2008 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,311,040
1,000,000	Texarkana Health Facilities Development Corp. Hospital Revenue, 5.75% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,115,790
2,000,000	Texas Affordable Housing Corp. Portfolio A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,999,920
1,945,000	Texas Affordable Housing Corp. Series A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	2,110,617
1,680,000	Texas Municipal Power Agency Revenue Refunding, 5.00% due 9/1/2006 (Insured: AMBAC)	Aaa/AAA	1,776,566
1,000,000	Texas Public Finance Authority Building Revenue State Preservation Project Series B, 6.00% due 8/1/2011 (Insured: FSA)	Aaa/AAA	1,134,550

Certified Annual Report 33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$7,000,000	Texas State Turnpike Authority Central Texas Turnpike Systems Rev. Bond Anticipation Note 2nd Tier, 5.00% due 6/1/2008	Aa3/AA	$7,607,880
1,000,000	Town Center Improvement District Texas Sales & Hotel Occupancy Tax, 5.00% due 3/1/2006 (Insured: FGIC)	Aaa/AAA	1,044,020
1,000,000	Travis County, 5.00% due 3/1/2007	Aaa/AAA	1,068,710
500,000	Travis County, 5.00% due 3/1/2010	Aaa/AAA	537,940
2,300,000	Travis County Health Development Corp. Series A, 5.75% due 11/15/2008 (Insured: MBIA)	Aaa/AAA	2,573,447
1,000,000	Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2007 (Insured: MBIA)	Aaa/AAA	1,101,840
3,750,000	Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	4,233,525
2,000,000	Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,254,700
2,020,000	Washington County Health Facilities Development Corp. Revenue, 5.35% due 6/1/2009 (Insured: ACA)	NR/A	2,173,924
UTAH (0.70%)
4,355,000	Intermountain Power Agency Power Supply Revenue Series A, 5.00% due 7/1/2012 (Insured: MBIA) (ETM)*	Aaa/AAA	4,366,933
500,000	Intermountain Power Agency Utah Power Supply Series E, 6.25% due 7/1/2009 (Insured: FSA)	Aaa/AAA	575,760
1,500,000	Salt Lake County Municipal Building, 5.50% due 10/1/2009	Aa1/AA+	1,688,580
675,000	Snyderville Basin Sewer Improvement, 5.00% due 11/1/2006 (Insured: AMBAC)	Aaa/AAA	717,876
510,000	Utah Board Regents Auxiliary Systems & Student Fee Revenue Refunding Series A, 5.00% due 5/1/2010	NR/AA	560,077
500,000	Utah State University Hospital Board of Regents Revenue, 5.50% due 8/1/2005 (Insured: AMBAC)	Aaa/AAA	515,580
1,000,000	Utah State University Hospital Board of Regents Revenue, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,094,050
VERMONT (0.00%)
470,000	Vermont Educational & Health Buildings Financing Agency Revenue, 6.00% due 9/1/2006 (Northwestern Medical Center Project)	NR/BBB	489,218
VIRGINIA (1.10%)
1,010,000	Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	1,114,565
1,070,000	Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	1,202,113
1,130,000	Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2009 (Insured: AMBAC)	Aaa/AAA	1,285,737
1,195,000	Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,373,939
1,500,000	Chesterfield County Industrial Development, 5.50% due 10/1/2009 (Vepco Project)	A3/BBB+	1,602,060
545,000	Hampton G.O. Refunding Bond, 5.85% due 3/1/2007	Aa2/AA	554,472
500,000	Hampton Hospital Facilities Revenue Series A, 5.00% due 11/1/2005	Aa2/AA	516,630
3,500,000	Loudoun County Industrial Development Authority Series E, 1.72% due 2/15/2038 put 10/1/2004 (Howard Hughes Medical Center Project) (daily demand notes)	VMIG1/A1+	3,500,000
1,460,000	Norton Industrial Development Authority Hospital Revenue Refunding Improvement, 5.75% due 12/1/2012 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,611,023
3,000,000	Suffolk Redevelopment Housing Authority Refunding, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac Project; Collateralized: FNMA)	Aaa/NR	3,237,810
WASHINGTON (5.00%)
1,000,000	Conservation & Renewable Energy Systems Revenue Refunding, 5.00% due 10/1/2007 (Washington Conservation Project)	Aaa/AA-	1,079,420
2,000,000	Energy Northwest Washington Electric Revenue Refunding Series A, 5.375% due 7/1/2013 (Project Number 1; Insured: FSA)	Aaa/AAA	2,250,800
1,675,000	Energy Northwest Washington Revenue Series A, 4.75% due 7/1/2007 (Wind Project)	A3/A-	1,744,613
1,760,000	Energy Northwest Washington Wind Project Revenue Series A, 4.95% due 7/1/2008	A3/A-	1,850,200
705,000	Energy Northwest Washington Wind Project Revenue Series B, 4.95% due 7/1/2008	A3/A-	741,131
785,000	Energy Northwest Washington Wind Project Revenue Series B, 5.20% due 7/1/2010	A3/A-	826,064

34 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$650,000	Grant County Priest Rapids Hydroelectric, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	$683,150
1,885,000	King County School District 414 Lake Washington Refunding, 3.00% due 12/1/2004	Aa1/AA	1,889,373
1,880,000	Lewis County Public Utility District Refunding, 5.00% due 10/1/2007	Aaa/AA-	2,029,874
1,000,000	Seattle Municipal Light & Power Revenue Refunding, 4.75% due 7/1/2007 (Insured: FSA)	Aaa/AAA	1,069,380
5,000,000	Seattle Municipal Light & Power Revenue Refunding & Improvement, 5.00% due 11/1/2006 (Insured: FSA)	Aaa/AAA	5,308,050
2,285,000	Spokane County School District Number 354 Mead Refunding, 4.00% due 12/1/2007 (Insured: MBIA)	Aaa/NR	2,406,607
1,375,000	Spokane County School District Number 354 Mead Refunding, 4.00% due 12/1/2008 (Insured: MBIA)	Aaa/NR	1,452,564
1,000,000	Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2005 (Insured: AMBAC)	Aaa/AAA	1,035,070
1,000,000	Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,059,410
1,000,000	Spokane Regional Solid Waste Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,085,170
2,150,000	Spokane Washington Refunding, 5.00% due 12/15/2009	A2/BBB	2,275,022
2,430,000	Spokane Washington Refunding, 5.00% due 12/15/2010	A2/BBB	2,555,048
550,000	Tacoma Conservation Systems Project Revenue, 6.20% due 1/1/2006 (Tacoma Public Utilities Project)	Aaa/AA-	556,380
900,000	University of Washington Alumni Association Lease Revenue Refunding, 4.50% due 8/15/2005 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	921,195
1,000,000	University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2006 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	1,054,650
1,100,000	University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2007 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	1,182,489
1,500,000	Washington Health Care Facilities, 5.50% due 12/1/2009 (Providence Services Project; Insured: MBIA)	Aaa/AAA	1,674,915
900,000	Washington Public Power Supply, 5.40% due 7/1/2012 (Insured: FSA)	Aaa/AAA	1,014,525
2,500,000	Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,723,650
1,140,000	Washington Public Power Supply System Refunding Revenue, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	1,023,629
1,655,000	Washington Public Power Supply System Series 96-A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,770,188
1,000,000	Washington Public Power Supply Systems, 6.00% due 7/1/2008 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	1,123,060
1,810,000	Washington Public Power Supply Systems Revenue Refunding Series A, 6.00% due 7/1/2006 (Nuclear Project Number 2; Insured: AMBAC)	Aaa/AAA	1,935,976
1,000,000	Washington Public Power Supply Systems Revenue Refunding Series A, 5.10% due 7/1/2010 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	1,092,000
830,000	Washington Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	745,274
1,000,000	Washington State Health Care Facilities Authority Revenue, 4.00% due 7/1/2005 (Overlake Hospital Medical Center Project; Insured: MBIA)	Aaa/AAA	1,016,730
1,090,000	Washington State Health Care Facilities Authority Revenue, 6.00% due 10/1/2006 (Sisters of Providence Project; Insured: AMBAC)	Aaa/AAA	1,153,645
5,075,000	Washington State Motor Vehicle Fuel Tax Series B, 5.00% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	5,463,643
1,000,000	Washington State Public Power Supply Systems Nuclear Project Number 2 Revenue Refunding Series A, 4.90% due 7/1/2005	Aaa/AA-	1,023,810
5,000,000	Washington State Public Power Supply Systems Revenue Refunding Series A, 6.00% due 7/1/2007 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	5,419,150
6,810,000	Washington State Series A, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	7,423,649
WEST VIRGINIA (0.30%)
455,000	Harrison County Nursing Facility Revenue Refunding, 5.625% due 9/1/2010 (Salem Health Care Corp. Project; LOC: Fleet Bank)	NR/NR	467,594
94,098	Marion County SFMR Series 1992, 7.75% due 7/10/2011	NR/NR	95,275
1,500,000	Pleasants County Pollution Control Revenue, 4.70% due 11/1/2007 (Monongahela Power Co. Project; Insured: AMBAC)	Aaa/AAA	1,612,200
2,000,000	West Virginia Statewide Commission Lottery Revenue Series 1997-A, 5.50% due 7/1/2005 (Insured: MBIA)	Aaa/AAA	2,057,000
WISCONSIN (1.20%)
1,500,000	Bradley Pollution Control Revenue, 6.75% due 7/1/2009 (Owens Illinois Waste Project) (ETM)*	B1/BB+	1,759,680
3,325,000	Milwaukee Wisconsin, 5.00% due 3/15/2005	Aa2/AA	3,375,573

Certified Annual Report 35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$2,835,000	Wisconsin State Health & Educational Facilities, 5.00% due 8/15/2009 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	$3,071,666
800,000	Wisconsin State Health & Educational Facilities Authority, 5.90% due 8/15/2005 (Wheaton Franciscan Services Inc. Project; Insured: MBIA)	Aaa/AAA	828,568
2,000,000	Wisconsin State Health & Educational Facilities Authority Revenue, 6.00% due 8/15/2008 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,222,840
1,000,000	Wisconsin State Health & Educational Facilities Authority Revenue Series A, 4.00% due 2/15/2006 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	1,026,150
1,000,000	Wisconsin State Health & Educational Facilities Authority Revenue Series A, 5.00% due 2/15/2007 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	1,062,510
1,860,000	Wisconsin State Health & Educational Facilities Authority Revenue Series A, 5.00% due 2/15/2009 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	2,018,156
1,250,000	Wisconsin State Health & Educational Series A, 5.00% due 2/15/2008 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	1,346,087
WYOMING (0.30%)
1,615,000	West Park Hospital District Revenue, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	1,702,743
2,500,000	Wyoming Farm Loan Board Revenue, 0% due 4/1/2009	NR/AA-	2,138,400

	TOTAL INVESTMENTS (100%) (Cost $1,353,950,547)		$1,401,090,183

†	Credit ratings are unaudited.

*	Escrowed to maturity.

See notes to financial statements.

CREDIT RATING†

36 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Municipal Fund

To the Trustees and Class I Shareholders of
Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund series of Thornburg Investment Trust (the “Fund”) at September 30, 2004, the results of its operations for the three month period ended September 30, 2004 and the year ended June 30, 2004, the changes in its net assets for the three month period ended September 30, 2004 and the years ended June 30, 2004 and 2003 and the financial highlights for the class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

Certified Annual Report 37

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2004

As a shareholder of the Fund, you incur ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/01/04	9/30/04	4/1/04-9/30/04
Class I Shares
Actual	$1,000	$1,005.40	$2.93
Hypothetical*	$1,000	$1,022.08	$2.95

†Expenses are equal to the annualized expense ratio for class I shares (0.58%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*Hypothetical assumes a rate of return of 5% per year before expenses.

38 Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Limited Term Municipal Fund Class I Total Returns versus
Lehman Brothers Five Year Municipal Bond Index and Consumer Price Index
(July 30, 1996 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended September 30, 2004

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
I Shares (Incep: 7/05/96)	2.08%	5.09%	N/A	4.96%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
I Shares (Incep: 7/05/96)	3.08%	2.20%	$13.83	$13.83

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

Certified Annual Report 39

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001-2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974-1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

40 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)
Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999-2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995-2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999-2002; Sales Representative, Solomon Smith Barney 1996-1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996-1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report 41

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003-2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998-2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001-2002; Oil Analyst, A.G. Edwards 1997-2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002-2004; Associate, Lehman Brothers, 1997-2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

42 Certified Annual Report

OTHER INFORMATION (UNAUDITED)

Thornburg Limited Term Municipal Fund	September 30, 2004

PORTFOLIO PROXY VOTING

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2004, one hundred percent of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Limited Term Municipal Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year (fiscal period commencing July 1, 2004 in the case of Thornburg Limited Term Municipal Fund) ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	—	—
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	—	—
Thornburg Value Fund	64,672,758.966	447,696.934	—	—
Thornburg International Value Fund	59,954,867.369	1,241,990.622	—	—
Thornburg Core Growth Fund	6,135,097.039	21,483.205	—	—
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	—	—
Total:	345,469,631.406	3,282,138.627	—	—

Certified Annual Report   43

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	—	—
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	—	—
Thornburg Value Fund	64,673,309.598	447,696.934	—	—
Thornburg International Value Fund	60,746,833.041	450,024.950	—	—
Thornburg Core Growth Fund	6,132,382.888	24,197.356	—	—
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	—	—
Total:	346,235,149.064	2,517,171.301	—	—
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	—	—
Thornburg Value Fund	64,693,947.421	446,508.479	—	—
Thornburg International Value Fund	60,752,533.146	444,324.845	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	—	—
Total:	346,310,480.812	2,461,288.921	—	—
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	—	—
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	—	—
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	—	—
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	—	—
Thornburg Value Fund	64,599,511.493	520,944.407	—	—
Thornburg International Value Fund	60,724,718.843	472,139.148	—	—
Thornburg Core Growth Fund	6,134,780.624	21,799.620	—	—
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	—	—
Total:	346,159,119.642	2,592,650.361	—	—
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581

44  Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	—	—
Thornburg Value Fund	64,679,778.577	440,677.323	—	—
Thornburg International Value Fund	60,742,583.265	454,274.726	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	—	—
Total:	346,285,090.525	2,466,679.208	—	—
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	—	—
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	—	—
Thornburg Value Fund	64,681,039.437	439,416.463	—	—
Thornburg International Value Fund	60,010,455.736	1,186,402.255	—	—
Thornburg Core Growth Fund	6,131,956.015	24,624.229	—	—
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	—	—
Total:	345,556,209.517	3,195,560.216	—	—
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	—	—
Thornburg Value Fund	64,674,135.776	446,320.124	—	—
Thornburg International Value Fund	60,684,276.889	512,581.102	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	—	—
Total:	346,178,126.548	2,573,643.185	—	—
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	—	—
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	—	—
Thornburg Value Fund	64,683,895.944	436,559.906	—	—
Thornburg International Value Fund	60,726,245.097	470,612.894	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	—	—
Total:	346,278,127.848	2,497,641.885

Certified Annual Report   45

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	—
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	—
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	—
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	—
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	—
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	—
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	—
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	—
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	—
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	—
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	—
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	—
Totals	344,763,402.818	1,523,862.247	2,464,365.668	—

46  Certified Annual Report

Thornburg California Limited Term Municipal Fund
September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4 Certified Annual Report

Important Information

Performance data quoted represent the past and are no guarantee of future results. Current returns may be either lower or higher than those shown. Share prices and returns will fluctuate and investors may experience a loss upon redemption. There is no guarantee that the Fund will meet its objectives. Shares in the Fund carry risks, including possible loss of principal. The principal value of a bond fund will decrease when interest rates rise.

The maximum sales charge for Class A Shares is 1.50%. C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only.

For the most recent month-end performance information, visit www.thornburg.com.

The information presented on the following pages was current as of September 30, 2004. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index — A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration — The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity — Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, calls, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report 5

Letter to Shareholders

George Strickland
Portfolio Manager

October 21, 2004

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg California Limited Term Municipal Fund. This report will cover only the three month period from June 30, 2004 to September 30, 2004 because the fiscal year-end of the Fund was recently changed from June 30 to September 30. The net asset value of the A shares increased by 15 cents to $13.02 during the three months ending September 30, 2004. If you were with us for the entire period, you received dividends of 8.3 cents per share. Investors who owned C shares received dividends of 7.5 cents per share.

Over the last three months, interest rates on bonds that mature in five to ten years have fallen more than interest rates on bonds that mature in less than five years. This has led to better performance for intermediate bonds relative to shorter-term bonds. The A shares of your Fund produced a total return of 1.81% over the last three months, compared to a 2.83% return for the Lehman Five-Year Municipal Bond Index. We believe that the index outperformed the Fund because it is generally concentrated in bonds with a longer duration than bonds held by the Fund. If long-term interest rates start to rise again, we would expect the Fund to outperform the index.

Interest rates on intermediate municipal bonds have covered a lot of ground over the last year. For example, the yield on a 5-year AAA-rated municipal bond hit a low of 2.16% on March 9, 2004 before climbing to a high of 3.31% only two months later. As of September 30, 2004, that bond’s yield has fallen back down to 2.70%. (Source: Bloomberg: Municipal Market Advisors, Inc.)

Ironically, bond yields rose this past spring before the Federal Reserve started raising the targeted Fed Funds rate. Now that the Federal Reserve is pushing up short-term interest rates, the interest rates on bonds and home mortgages have been falling. In essence, the bond market is counteracting a tightening Federal Reserve by allowing corporations, governments, and individuals to borrow money at lower interest rates.

Given the abundant liquidity and relatively low yields in the bond markets today, we believe that the Federal Reserve has a significant amount of additional tightening to do before they overcome the bond market’s “give back” and achieve a neutral monetary policy. The yield curve does not appear to be pricing in this possibility today. If it does start pricing in a more aggressive Federal Reserve, we believe that bond yields will rise above current levels.

We have positioned your Fund with this outlook in mind. Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 160 municipal obligations from all over the state. Today, your Fund’s weighted average maturity is 3.72 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds is intended to accomplish two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering

6 Certified Annual Report

gives the Fund a steady cash flow stream from maturing bonds which, if not needed for other purposes, can be reinvested toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates rise because it may allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio	Cumulative %
maturing	maturing
1 year = 19%	Year 1 = 19%
1 to 2 years = 12%	Year 2 = 31%
2 to 3 years = 14%	Year 3 = 45%
3 to 4 years = 13%	Year 4 = 58%
4 to 5 years = 10%	Year 5 = 68%
5 to 6 years = 6%	Year 6 = 74%
6 to 7 years = 8%	Year 7 = 82%
7 to 8 years = 10%	Year 8 = 92%
8 to 9 years = 1%	Year 9 = 93%
Over 9 years = 7%	Over 9 years = 100%

Percentages can and do vary. Data as of 9/30/04.

Thanks to a rebounding economy, California state tax revenue is up more than 10% over the last fiscal year. However, revenues are just now regaining the ground lost since 2001. Meanwhile, spending for Medicaid and other items continues its upward trajectory, and the state is running a $3.4 billion operating deficit. The deficit would be substantially wider without the use of deficit bond proceeds, pension obligation bonds, and loans from transportation funds and local governments. California’s reserve funds have been largely depleted and tax supported state debt levels have doubled in the last two years. We believe the state is better off financially than it was last year but still could face further fiscal problems ahead. To reduce credit risk, we have kept 97% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short- and intermediate-maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report 7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2004

ASSETS
Investments at value (cost $173,086,479)	$178,001,363
Cash	19,721
Receivable for investments sold	2,030,000
Receivable for fund shares sold	1,507,168
Interest receivable	2,241,216
Prepaid expenses and other assets	1,728

Total Assets	183,801,196

LIABILITIES
Payable for investments purchased	1,109,557
Payable for fund shares redeemed	124,346
Accounts payable and accrued expenses	60,905
Payable to investment advisor and other affiliates (Note 3)	121,558
Dividends payable	127,870

Total Liabilities	1,544,236

NET ASSETS	$182,256,960

NET ASSETS CONSIST OF:
Net unrealized appreciation (depreciation) on investments	$4,914,884
Accumulated net realized gain (loss)	(454,405)
Net capital paid in on shares of beneficial interest	177,796,481

$182,256,960

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($134,588,289 applicable to 10,338,686 shares of beneficial interest outstanding - Note 4)	$13.02
Maximum sales charge, 1.50% of offering price	0.20

Maximum Offering Price Per Share	$13.22

Class C Shares:
Net asset value and offering price per share* ($21,940,676 applicable to 1,684,099 shares of beneficial interest outstanding - Note 4)	$13.03

Class I Shares:
Net asset value, offering and redemption price per share ($25,727,995 applicable to 1,974,442 shares of beneficial interest outstanding - Note 4)	$13.03

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8 Certified Annual Report

STATEMENTS OF OPERATIONS

Thornburg California Limited Term Municipal Fund

	Three Months Ended	Year Ended
	September 30, 2004	June 30, 2004
INVESTMENT INCOME:
Interest income (net of premium amortized of $636,631 and $2,564,506 for the period ended September 30, 2004 and year ended June 30, 2004, respectively)	$1,586,403	$6,712,550

EXPENSES:
Investment advisory fees (Note 3)	225,229	918,297
Administration fees (Note 3)
Class A Shares	41,622	174,699
Class C Shares	7,007	28,238
Class I Shares	3,072	10,709
Distribution and service fees (Note 3)
Class A Shares	83,244	349,320
Class C Shares	55,973	226,548
Transfer agent fees
Class A Shares	11,680	44,268
Class C Shares	6,038	20,379
Class I Shares	4,698	20,052
Custodian fees (Note 3)	24,132	106,583
Registration and filing fees	216	3,389
Professional fees	19,860	61,059
Accounting fees	3,130	17,215
Trustee fees	340	7,178
Other expenses	14,741	56,999

Total Expenses	500,982	2,044,933
Less:
Expenses reimbursed by investment advisor (Note 3)	(30,858)	(116,964)
Distribution and service fees waived (Note 3)	(27,987)	(113,274)
Fees paid indirectly (Note 3)	(332)	(1,718)

Net Expenses	441,805	1,812,977

Net Investment Income	1,144,598	4,899,573

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold	(33,844)	302,064
Increase (Decrease) in unrealized appreciation of investments	2,023,841	(5,077,284)

Net Realized and Unrealized Gain (Loss) on Investments	1,989,997	(4,775,220)

Net Increase (Decrease) in Net Assets Resulting From Operations	$3,134,595	$124,353

See notes to financial statements.

Certified Annual Report 9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Three Months Ended	Year Ended	Year Ended
	September 30, 2004	June 30, 2004	June 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,144,598	$4,899,573	$4,872,973
Net realized gain (loss) on investments sold	(33,844)	302,064	57,393
Increase (Decrease) in unrealized appreciation of investments	2,023,841	(5,077,284)	2,933,907

Net Increase (Decrease) in Net Assets Resulting from Operations	3,134,595	124,353	7,864,273
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(841,492)	(3,715,243)	(3,907,510)
Class C Shares	(127,839)	(544,139)	(478,583)
Class I Shares	(175,267)	(640,191)	(489,837)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	1,954,371	(14,508,762)	31,614,924
Class C Shares	(674,119)	441,058	6,082,493
Class I Shares	2,536,234	2,945,765	10,211,834

Net Increase (Decrease) in Net Assets	5,806,483	(15,897,159)	50,897,594
NET ASSETS:
Beginning of period	176,450,477	192,347,636	141,450,042

End of period	$182,256,960	$176,450,477	$192,347,636

See notes to financial statements.

10 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2004

NOTE 1 — ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund — California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the investment advisor, with the preservation of capital. In addition, the Fund will invest primarily in Municipal Obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

Reorganization: The Fund is the successor to Thornburg Limited Term Municipal Fund — California Portfolio (the “California Portfolio”) a series of Thornburg Limited Term Municipal Fund, Inc. On December 8, 2003, the Company’s Board of Directors approved an Agreement and Plan of Reorganization providing for the transfer of substantially all of the California Portfolio’s assets to the Fund, in exchange solely for voting shares of the Fund, and the distribution of those shares to the shareholders of the California Portfolio and the subsequent dissolution of the California Portfolio. The Fund was created by the Trust on December 8, 2003 to accomplish the reorganization, and until the reorganization was completed had only nominal assets. The reorganization was intended to simplify legal and regulatory compliance functions, and to reduce the costs of performing those functions. The Agreement and Plan of Reorganization was approved by the California Portfolio’s shareholders on May 21, 2004, and the reorganization was concluded on June 21, 2004. As a result, all of the California Portfolio’s assets were transferred to the Fund, and the shareholders of the California Portfolio became shareholders of the Fund. There was no change in investment objective or policies as a result of the reorganization, and the investment advisor did not change because of the reorganization. The California Portfolio is the accounting survivor, and the financial results of the Fund include the results of the California Portfolio prior to the reorganization.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

The Fund employed a fiscal year ending June 30 from the Fund’s inception through June 30, 2004, when the Trustees determined to change the Fund’s fiscal year end to September 30. In consequence, the Fund’s financial statements display information for a fiscal period commencing July 1, 2004 and ending September 30, 2004.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining the net asset value, the Fund utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required.

Certified Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security for the Fund, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 — INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended September 30, 2004, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% of the average daily net assets of the Fund. The Fund also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended June 30, 2004 and the period ended September 30, 2004 the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $68,169 and $17,831, respectively, for Class A shares, $24,630 and $7,145, respectively, for Class C shares and $24,165 and $5,882, respectively, for Class I shares.

The Fund has a Distribution Agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the distributor of Fund shares. For the year ended June 30, 2004 and the period ended September 30, 2004 the Distributor has advised the Fund that it earned commissions aggregating $1,919 and $1,753, respectively, from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,860 and $134, respectively, from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund can compensate the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution plans and Class C distribution fees waived by the Distributor for the period ended September 30, 2004 are set forth in the statement of operations. The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the

12 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

statement of operations. For the year ended June 30, 2004 and the period ended September 30, 2004 fees paid indirectly were $1,718 and $332, respectively.

Certain officers and Trustees of the Trust are also officers and /or Directors of the Advisor and the Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 — SHARES OF BENEFICIAL INTEREST

At September 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Three Months Ended		Year Ended		Year Ended
	September 30, 2004		June 30, 2004		June 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	502,652	$6,531,022	1,775,040	$23,232,846	5,242,685	$68,754,114
Shares issued to shareholders in reinvestment of dividends	41,636	541,263	188,208	2,457,459	199,540	2,620,134
Shares repurchased	(394,425)	(5,117,914)	(3,079,256)	(40,199,067)	(3,028,552)	(39,759,324)

Net Increase (Decrease)	149,863	$1,954,371	(1,116,008)	$(14,508,762)	2,413,673	$31,614,924

Class C Shares
Shares sold	81,630	$1,061,877	530,253	$6,927,987	606,383	$7,970,447
Shares issued to shareholders in reinvestment of dividends	6,991	90,936	30,099	393,331	23,883	313,949
Shares repurchased	(140,412)	(1,826,932)	(526,102)	(6,880,260)	(168,027)	(2,201,903)

Net Increase (Decrease)	(51,791)	$(674,119)	34,250	$441,058	462,239	$6,082,493

Class I Shares
Shares sold	296,419	$3,855,573	935,797	$12,251,009	1,157,992	$15,228,991
Shares issued to shareholders in reinvestment of dividends	11,020	143,387	38,885	508,066	29,869	392,681
Shares repurchased	(112,491)	(1,462,726)	(753,140)	(9,813,310)	(411,162)	(5,409,838)

Net Increase (Decrease)	194,948	$2,536,234	221,542	$2,945,765	776,699	$10,211,834

NOTE 5 — SECURITIES TRANSACTIONS

For the period ended September 30, 2004, the Fund had purchase and sale transactions (excluding short-term securities) of $12,353,788 and $6,947,600, respectively.

NOTE 6 — INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$173,086,479

Gross unrealized appreciation on a tax basis	$5,071,411
Gross unrealized depreciation on a tax basis	(156,527)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,914,884

At September 30, 2004, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2004, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryovers expire as follows:

2007	$205,990
2008	214,571
2012	33,844

$454,405

All dividends paid by the Fund for the period ended September 30, 2004 and year ended June 30, 2004, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report 13

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

	Three Months Ended September 30,		Year Ended June 30,
	2004		2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.87		$13.20	$12.96	$12.79	$12.59	$12.75

Income from investment operations:
Net investment income	0.08		0.35	0.38	0.46	0.54	0.54
Net realized and unrealized gain (loss) on investments	0.15		(0.33)	0.24	0.17	0.20	(0.16)

Total from investment operations	0.23		0.02	0.62	0.63	0.74	0.38
Less dividends from:
Net investment income	(0.08)		(0.35)	(0.38)	(0.46)	(0.54)	(0.54)

Change in net asset value	0.15		(0.33)	0.24	0.17	0.20	(0.16)
NET ASSET VALUE, end of period	$13.02		$12.87	$13.20	$12.96	$12.79	$12.59

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.81%		0.13%	4.83%	5.03%	6.00%	3.10%
Ratios to average net assets:
Net investment income	2.53	%(b)	2.66%	2.87%	3.58%	4.26%	4.28%
Expenses, after expense reductions	0.99	%(b)	0.99%	0.99%	1.00%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.99%	0.99%	—	—
Expenses, before expense reductions	1.05	%(b)	1.04%	1.02%	1.01%	1.05%	1.01%
Portfolio turnover rate	4.18%		23.80%	26.03%	25.16%	15.45%	21.34%
Net assets at end of period (000)	$134,588		$131,158	$149,269	$115,237	$89,967	$90,035

(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b) Annualized.

14 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund

	Three Months Ended September 30,		Year Ended June 30,
	2004		2004	2003	2002	2001	2000
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.88		$13.21	$12.97	$12.80	$12.61	$12.76

Income from investment operations:
Net investment income	0.07		0.32	0.34	0.41	0.49	0.49
Net realized and unrealized gain (loss) on investments	0.15		(0.33)	0.24	0.17	0.19	(0.15)

Total from investment operations	0.22		(0.01)	0.58	0.58	0.68	0.34
Less dividends from:
Net investment income	(0.07)		(0.32)	(0.34)	(0.41)	(0.49)	(0.49)

Change in net asset value	0.15		(0.33)	0.24	0.17	0.19	(0.15)
NET ASSET VALUE, end of period	$13.03		$12.88	$13.21	$12.97	$12.80	$12.61

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.75%		(0.12)%	4.51%	4.60%	5.49%	2.73%
Ratios to average net assets:
Net investment income	2.28	%(b)	2.41%	2.56%	3.15%	3.86%	3.88%
Expenses, after expense reductions	1.24	%(b)	1.24%	1.30%	1.38%	1.40%	1.40%
Expenses, after expense reductions and net of custody credits	1.24	%(b)	1.24%	1.30%	1.37%	—	—
Expenses, before expense reductions	1.87	%(b)	1.86%	1.80%	1.86%	2.01%	1.94%
Portfolio turnover rate	4.18%		23.80%	26.03%	25.16%	15.45%	21.34%
Net assets at end of period (000)	$21,941		$22,363	$22,487	$16,081	$6,392	$7,411

(a) Not annualized for periods less than one year.

(b) Annualized.

Certified Annual Report 15

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund

	Three Months Ended September 30,		Year Ended June 30,
	2004		2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.89		$13.22	$12.97	$12.79	$12.60	$12.75

Income from investment operations:
Net investment income	0.09		0.39	0.42	0.51	0.59	0.58
Net realized and unrealized gain (loss) on investments	0.14		(0.33)	0.25	0.18	0.19	(0.15)

Total from investment operations	0.23		0.06	0.67	0.69	0.78	0.43
Less dividends from:
Net investment income	(0.09)		(0.39)	(0.42)	(0.51)	(0.59)	(0.58)

Change in net asset value	0.14		(0.33)	0.25	0.18	0.19	(0.15)
NET ASSET VALUE, end of period	$13.03		$12.89	$13.22	$12.97	$12.79	$12.60

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.81%		0.46%	5.27%	5.48%	6.28%	3.50%
Ratios to average net assets:
Net investment income	2.85	%(b)	2.99%	3.20%	3.92%	4.60%	4.60%
Expenses, after expense reductions	0.67	%(b)	0.67%	0.65%	0.66%	0.65%	0.65%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.65%	0.65%	—	—
Expenses, before expense reductions	0.77	%(b)	0.78%	0.75%	0.84%	0.98%	0.79%
Portfolio turnover rate	4.18%		23.80%	26.03%	25.16%	15.45%	21.34%
Net assets at end of period (000)	$25,728		$22,929	$20,592	$10,133	$5,520	$5,793

(a) Not annualized for periods less than one year.

(b) Annualized.

16 Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2004

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392

NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$435,000	ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts Project)	A3/NR	$467,534
455,000	ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts Project)	A3/NR	487,669
425,000	Alameda Certificates of Participation, 4.60% due 5/1/2011	NR/A+	455,970
295,000	Alum Rock Union Elementary School District General Obligation Refunding Bonds, 8.00% due 9/1/2006 (Insured: FGIC)	Aaa/AAA	328,990
380,000	Alum Rock Union Elementary School District General Obligation Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)	Aaa/AAA	443,110
785,000	Bay Area Government Associates Lease Series 2002, 5.00% due 7/1/2005 (Insured: AMBAC)	Aaa/AAA	804,398
765,000	Bay Area Government Associates Lease Series 2002, 4.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	793,626
835,000	Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured: AMBAC)	Aaa/AAA	837,088
675,000	Bear Valley Unified School District Series A, 4.00% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	688,318
750,000	Bonita Unified School District Certificates of Participation Refunding, 4.50% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	808,657
700,000	Bonita Unified School District Certificates of Participation Refunding, 4.50% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	753,620
160,000	California Educational Facilities Authority Revenue, 6.10% due 6/1/2008 (Keck Graduate Institute Project)	Baa3/NR	176,760
170,000	California Educational Facilities Authority Revenue, 6.10% due 6/1/2009 (Keck Graduate Institute Project)	Baa3/NR	189,927
1,235,000	California Health Facilities Financing, 5.50% due 10/1/2006 (Sisters of Providence Project)	Aa3/AA	1,317,930
2,000,000	California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)*	A3/AAA	2,214,260
700,000	California Health Facilities Financing Revenue, 6.40% due 10/1/2005 (Sisters of Providence Project)	Aa3/AA	702,485
880,000	California Housing Finance Agency Revenue Multi Family Housing Series D, 1.80% due 2/1/2031 put 10/1/2004 (daily demand notes)	VMIG1/A1+	880,000
670,000	California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	707,956
1,000,000	California Infrastructure & Economic Development Bank Revenue, 5.00% due 7/1/2010 (Bay Area Toll Bridges Project; Insured: FSA)	Aaa/AAA	1,108,810
500,000	California Mobile Home Park Financing Series A, 4.75% due 11/15/2010 (Rancho Vallecitos Project; Insured: ACA)	NR/A	525,800
570,000	California Mobile Home Park Financing Series A, 5.00% due 11/15/2013 (Rancho Vallecitos Project; Insured: ACA)	NR/A	598,289
300,000	California Pollution Control Financing Authority Series A, 5.90% due 6/1/2014 (San Diego Gas & Electric Project)	A2/A-	319,272
2,650,000	California Pollution Control Solid Waste Authority, 6.75% due 7/1/2011 (ETM)*	Aaa/NR	2,933,179
1,500,000	California Pollution Control Solid Waste Authority Series B, 4.45% due 7/1/2027 put 7/1/2005 Waste Management Inc. Project)	NR/BBB	1,519,260
75,000	California Rural HMFA Single Family Mortgage Revenue, 5.25% due 6/1/2010 (Collateralized: GNMA/FNMA)	NR/AAA	75,302
30,000	California Rural HMFA Single Family Mortgage Revenue, 5.65% due 6/1/2010 (Collateralized: GNMA/FNMA)	NR/AAA	30,534
500,000	California State, 6.40% due 2/1/2006 (Insured: MBIA)	Aaa/AAA	530,295
1,005,000	California State, 7.00% due 8/1/2006 (Insured: FGIC)	Aaa/AAA	1,097,982
2,000,000	California State, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	1,310,800
560,000	California State, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	659,602
1,250,000	California State, 6.50% due 9/1/2010 (Insured: AMBAC)	Aaa/AAA	1,482,650
230,000	California State, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	235,660
2,000,000	California State Department of Water Resources Power Series A, 5.50% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	2,271,540
1,470,000	California State Department of Water Resources Power Supply Revenue Series A, 5.50% due 5/1/2005	A2/BBB+	1,501,135
2,580,000	California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/BBB+	2,837,974
800,000	California State Department of Water Resources Power Supply Series A, 5.25% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	887,936
500,000	California State Department of Water Resources Series B-2, 1.80% due 5/1/2022 put 10/1/2004 (LOC: BNP Paribus) (daily demand notes)	VMIG1/A1+	500,000
1,000,000	California State Economic Recovery Series A, 5.00% due 1/1/2008	Aa3/AA-	1,084,770
800,000	California State Economic Recovery Series C-1, 1.80% due 7/1/2023 put 10/1/2004 (Guaranty: Landesbank) (daily demand notes)	VMIG1/A1+	800,000

Certified Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$530,000	California State Public Works Board Lease Revenue, 5.50% due 6/1/2010 (Various Universities Project)	Aa2/A+	$589,726
2,000,000	California State Public Works Board Lease Revenue Series A, 5.25% due 1/1/2007 (Insured: AMBAC)	Aaa/AAA	2,120,260
1,000,000	California State Refunding, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,149,450
800,000	California State Series A-3, 1.73% due 5/1/2033 put 10/1/2004 (daily demand notes)	VMIG1/A1+	800,000
1,000,000	California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,316,500
1,000,000	California Statewide Community Development Authority, 5.00% due 7/1/2005 (Insured: FSA)	Aaa/AAA	1,024,550
560,000	California Statewide Community Development Authority Certificates of Participation, 5.25% due 7/1/2010 (St Joseph Health Systems Project)	Aa3/AA-	600,298
595,000	California Statewide Community Development Authority Revenue, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation Project; Insured: AMBAC)	Aaa/AAA	643,742
935,000	California Statewide Community Development Authority Revenue Certificates of Participation, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital Project; Insured: MBIA)	Aaa/AAA	1,059,458
1,110,000	California Statewide Community Development Authority Revenue Series B, 5.00% due 6/1/2008 (Hospital Monterey Peninsula Project; Insured: FSA)	Aaa/AAA	1,214,562
1,180,000	California Statewide Community Development Authority Revenue Series B, 5.00% due 6/1/2009 (Hospital Monterey Peninsula Project; Insured: FSA)	Aaa/AAA	1,298,602
1,000,000	California Statewide Community Development Authority Series 1996-A, 6.00% due 9/1/2005 (San Gabriel Medical Center Project; Insured: California Health) (ETM)*	NR/NR	1,038,200
1,000,000	California Statewide Community Development Authority Solid Waste Revenue, 2.90% due 4/1/2011 put 4/1/2007 (Waste Management Inc. Project)	NR/BBB	992,600
2,000,000	California Statewide Community Development Series E, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente Project)	A3/A-1	2,141,380
920,000	Capistrano Unified School District 92-1 Community Facilities District Special Tax, 7.10% due 9/1/2021 pre-refunded 9/1/2007	NR/NR	1,047,365
1,000,000	Castaic Lake Water Agency Certificates of Participation Refunding Series A, 7.25% due 8/1/2007 (Water Systems Improvement Project; Insured: MBIA)	Aaa/AAA	1,139,490
100,000	Castaic Lake Water Agency Refunding Water Systems Improvement Project Series A, 7.25% due 8/1/2009 (Insured: MBIA)	Aaa/AAA	119,981
780,000	Central Union High School District Imperial County Refunding, 5.00% due 8/1/2011 (Insured: FGIC)	Aaa/AAA	868,351
830,000	Central Union High School District Imperial County Refunding, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	925,906
955,000	Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	983,650
205,000	Central Valley School Districts Financing Authority, 0% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	193,977
800,000	Coachella Valley California Unified School District Certificates of Participation Refunding, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	887,784
2,320,000	Desert Sands Unified School District Series F, 4.00% due 3/1/2006 (Measure O Project; Insured: MBIA)	Aaa/AAA	2,391,850
500,000	East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	521,200
700,000	East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	761,201
840,000	East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	947,386
2,730,000	El Monte Certificates of Participation Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	2,989,759
2,295,000	Emeryville Public Financing Authority Revenue Series A, 5.00% due 9/1/2012 (Emeryville Redevelopment Project; Insured: AMBAC)	Aaa/AAA	2,562,023
500,000	Escondido Joint Powers Financing Authority Lease Revenue Refunding, 0% due 9/1/2013 (California Center For The Arts Project; Insured: AMBAC)	Aaa/AAA	298,630
3,015,000	Escondido Multi Family Housing Revenue Refunding Bond Series 1997-A, 5.40% due 1/1/2027 put 7/1/2007 (Terrace Gardens Project; Collateralized: FNMA)	NR/AAA	3,125,228
2,000,000	Folsom Cordova Unified School District School Facilities Improvement District-2 Series A, 4.50% due 10/1/2004 (Insured: MBIA)	Aaa/AAA	2,000,160
400,000	Fresno County Housing Authority Multi Family Revenue Refunding Series A, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Housing Creek Park Apartments Project; Collateralized: FNMA)	NR/AAA	417,408
575,000	Hawaiian Gardens Redevelopment Agency Refunding, 5.50% due 12/1/2008	NR/BBB+	627,452
1,000,000	Imperial Irrigation District California Certificates of Participation, 6.50% due 11/1/2007 (Electric Systems Project; Insured: MBIA)	Aaa/AAA	1,108,440
1,000,000	Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018 pre-refunded 8/1/2005	Baa3/NR	1,058,070

18 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$295,000	Julian Union High School District, 4.875% due 11/1/2005 (Insured: MBIA)	Aaa/AAA	$301,670
165,000	Kern High School District, 7.00% due 8/1/2010 (ETM)*	A1/NR	200,874
500,000	Kern High School District Refunding Series A, 6.30% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	588,960
680,000	Kern High School District Series B, 9.00% due 8/1/2006 (ETM)*	Aaa/AAA	767,570
1,400,000	Los Angeles Certificates of Participation, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,545,922
835,000	Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	887,855
435,000	Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	478,909
5,000	Los Angeles Convention & Exhibition Center, 9.00% due 12/1/2020 pre-refunded 12/1/2005	Aaa/AAA	5,425
275,000	Los Angeles Convention & Exhibition Center Authority Certificates Refunding, 0% due 8/15/2005 (Insured: AMBAC)	Aaa/AAA	270,842
2,000,000	Los Angeles County Capital Asset, 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,183,560
1,730,000	Los Angeles County Capital Asset Leasing Corp. Lease Revenue Series A, 3.00% due 6/1/2005	A3/A	1,743,650
1,700,000	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, 9.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	2,011,559
700,000	Los Angeles Department Airport Revenue Refunding Series A, 5.50% due 5/15/2010 Pre-refunded 5/15/05 @ 101(Insured: FGIC)	Aaa/AAA	724,318
1,000,000	Los Angeles Department of Water & Power Revenue Refunding Series A Subseries A-1, 5.00% due 7/1/2008 (Power Systems Project)	Aaa/AAA	1,098,400
3,000,000	Los Angeles Department of Water & Power Revenue Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,382,320
1,940,000	Los Angeles Multi Family Revenue, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA)	NR/AAA	2,033,450
1,590,000	Los Angeles Regional Airport Lease Refunding, 5.25% due 1/1/2009 (Insured: AMBAC) (Facilities Laxfuel Corp. LA International Project)	Aaa/AAA	1,708,741
2,500,000	Los Angeles Unified School District Series E, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,869,700
1,750,000	Metropolitan Water District Southern California Waterworks Revenue Series C-1, 1.80% due 7/1/2036 put 10/1/2004 (daily demand notes)	VMIG1/A1+	1,750,000
1,205,000	Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010 (Villa Delaware Arroyo Project; Insured: ACA)	NR/A	1,258,177
1,400,000	New Haven Unified School District Refunding, 12.00% due 8/1/2006 (Insured: FSA)	Aaa/AAA	1,649,662
1,000,000	New Haven Unified School District Refunding, 12.00% due 8/1/2008 (Insured: FSA)	Aaa/AAA	1,342,880
360,000	Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A) (ETM)*	Baa2/BBB+	395,521
340,000	Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007	Baa2/BBB+	368,285
50,000	Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)	Aaa/AAA	50,237
1,705,000	Ontario Montclair School District Certificates of Participation Refunding, 3.80% due 9/1/2028 put 8/31/2007 (School Facility Bridge Funding Project; Insured: FSA)	VMIG1/A-1	1,707,148
1,000,000	Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,093,340
510,000	Orange County Local Transportation Authority Sales Tax Revenue, 6.00% due 2/15/2006	Aa2/AA+	538,983
600,000	Orange County Recovery Certificates of Participation Series A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	643,158
2,000,000	Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	2,063,880
400,000	Orange County Various Sanitation Districts Certificates of Participation Refunding Series B, 1.73% due 8/1/2030 put 10/1/2004 (LOC: Dexia Public Finance Bank) (daily demand notes)	VMIG1/A1+	400,000
1,000,000	Piedmont Unified School District Series B, 0% due 8/1/2013 pre-refunded 8/1/2007	Aa3/NR	649,840
3,350,000	Pittsburg California Redevelopment Agency Tax Allocation Refunding, 5.25% due 8/1/2012 (Los Medanos Community Development Project A; Insured: MBIA)	Aaa/AAA	3,777,225
1,000,000	Pleasanton Unified School District Series B, 0% due 8/1/2016 pre-refunded 8/1/2005 @ 54.674 (Insured: MBIA)	Aaa/AAA	539,150
580,000	Pomona Unified School District General Obligation, 5.35% due 2/1/2005 (Insured: MBIA)	Aaa/AAA	587,227
340,000	Pomona Unified School District General Obligation, 5.40% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	350,615
320,000	Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	369,450
295,000	Porterville Certificates of Participation, 6.10% due 10/1/2005 (Water Systems Refunding Project; Insured: AMBAC)	Aaa/AAA	307,744
1,000,000	Puerto Rico Commonwealth Highway & Transportation Authority, 5.50% due 7/1/2009 (Insured: FSA)	Aaa/AAA	1,124,060

Certified Annual Report 19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,000,000	Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series A, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	$1,095,750
3,300,000	Puerto Rico Commonwealth Refunding Series B, 0.95% due 7/1/2029 put 10/1/2004 (Insured: FGIC) (daily demand notes)	Aaa/AAA	3,300,000
600,000	Puerto Rico Municipal Finance Agency Series A, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	705,648
1,000,000	Rancho Santiago Community College District Series A, 4.00% due 9/1/2005 (Insured: MBIA)	Aaa/AAA	1,021,650
500,000	Richmond Joint Powers Financing Authority Revenue Series A, 5.20% due 5/15/2005	NR/NR	503,490
500,000	Sacramento County Sanitation District Financing Authority Revenue, 4.80% due 12/1/2004 (ETM)*	Aaa/AA	502,810
560,000	Sacramento County Sanitation District Financing Authority Revenue Series A, 5.75% due 12/1/2009	Aa3/AA	638,764
330,000	Sacramento Municipal Utility District Electric Revenue Refunding Series C, 5.75% due 11/15/2007 (Insured: MBIA) (ETM)*	Aaa/AAA	331,492
1,450,000	Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022 (Insured: FSA)	Aaa/AAA	550,551
3,000,000	San Bernardino County Multi Family Housing Revenue Refunding Series A, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	3,223,890
190,000	San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	200,135
205,000	San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	215,719
300,000	San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	315,816
175,000	San Bernardino County Transportation Authority Sales Tax Revenue Series A, 6.00% due 3/1/2010 (Insured: FGIC) (ETM)*	Aaa/AAA	195,183
430,000	San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2005 (Insured: MBIA)	Aaa/AAA	441,275
455,000	San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2006 (Insured: MBIA)	Aaa/AAA	489,571
425,000	San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2007 (Insured: MBIA)	Aaa/AAA	475,626
1,400,000	San Francisco Bay Area Transit Bridge Toll Notes, 5.625% due 8/1/2006 (Insured: ACA)	NR/A	1,481,620
1,000,000	San Francisco Bay Area Transit Financing Authority Bridge Toll Notes, 5.50% due 8/1/2005 (Insured: ACA)	NR/A	1,028,530
1,100,000	San Francisco International Airport Revenue Series Issue 13B, 8.00% due 5/1/2007 (Insured: MBIA)	Aaa/AAA	1,204,302
2,400,000	San Joaquin Hills Transportation Corridor Agency Toll Road Revenue Refunding Series A, 0% due 1/15/2005 (Insured: MBIA)	Aaa/AAA	2,388,024
2,200,000	San Jose Evergreen Community College District Series C, 0% due 9/1/2011 (Insured: AMBAC)	Aaa/AAA	1,699,148
2,700,000	San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	2,838,888
1,900,000	San Marcos Public Facilities Authority Revenue Community Facilities District 88-1, 0% due 3/1/2008 (ETM)*	Aaa/NR	1,743,478
1,250,000	Santa Clara County Financing Authority, 5.00% due 8/1/2005 (Measure B Transportation Improvement Program)	A2/NR	1,280,350
1,000,000	Santa Clara County Financing Authority Special Obligation Measure B, 4.00% due 8/1/2006 (Transportation Improvement Program Project)	A2/NR	1,032,190
1,000,000	Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 4.00% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	1,041,130
3,410,000	Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 5.50% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	3,650,439
610,000	Santa Cruz County Certificates Refunding, 4.00% due 8/1/2005	A3/NR	620,193
575,000	Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A, 5.20% due 12/15/2013 (Insured: ACA)	NR/A	612,260
1,435,000	South Orange County Public Finance Authority Special Tax Revenue, 7.00% due 9/1/2005 (Insured: MBIA)	Aaa/AAA	1,503,162
1,500,000	South Orange County Public Financing Authority Special Tax Revenue Series C, 8.00% due 8/15/2008 (Foothill Area Project; Insured: FGIC)	Aaa/AAA	1,806,270
1,060,000	Southeast Resources Recovery Facilities Authority Lease Revenue Refunding Series B, 5.375% due 12/1/2013 (Insured: AMBAC)	Aaa/AAA	1,167,908
350,000	Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	390,712
250,000	Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	279,080
1,000,000	Southern California Revenue Refunding San Juan Unit 3 Series A, 4.00% due 1/1/2005 (Public Power Project; Insured: FSA)	Aaa/AAA	1,005,820
3,250,000	Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	3,478,572
1,000,000	Tri City Hospital District Revenue Refunding Series B, 6.00% due 2/15/2006 (Insured: MBIA)	Aaa/AAA	1,056,830

20 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$2,380,000	Ukiah Unified School District Certificates of Participation, 4.00% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	$2,476,033
1,000,000	Ukiah Unified School District Certificates of Participation, 5.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,098,100
500,000	Ventura County Community College Series A, 5.00% due 8/1/2012 (Insured: MBIA)	Aaa/AAA	557,775
115,000	Ventura Unified School District Series F, 6.75% due 8/1/2005 (Insured: FSA)	Aaa/AAA	119,824
455,000	Victorville Redevelopment Agency Tax Allocation Bear Valley Road Special Escrow Fund A, 5.00% due 12/1/2014 (Insured: FSA)	Aaa/AAA	471,239
800,000	Walnut Valley Unified School District, 9.00% due 8/1/2006 (ETM)*	Aaa/AAA	903,024
1,000,000	Walnut Valley Unified School District, 8.75% due 8/1/2010 (ETM)*	Aaa/AAA	1,312,070
245,000	Walnut Valley Unified School District Series A, 6.70% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	255,177
250,000	Walnut Valley Unified School District Series A, 6.80% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	277,308
250,000	Walnut Valley Unified School District Series A, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	287,567
100,000	Walnut Valley Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	117,010
450,000	Washington Township Health Care District Revenue, 5.00% due 7/1/2009	A2/NR	483,579
570,000	West Contra Costa Unified School District Series A, 6.50% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	592,686
595,000	West Contra Costa Unified School District Series A, 7.00% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	650,276
655,000	West Contra Costa Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	766,415
1,000,000	Whittier Solid Waste Revenue Refunding Series A, 5.375% due 8/1/2014 (Insured: AMBAC)	Aaa/AAA	1,012,970

	TOTAL INVESTMENTS (Cost $173,086,479)		$178,001,363

†	Credit ratings are unaudited.

*	Escrowed to maturity.

See notes to financial statements.

CREDIT RATING†

Certified Annual Report 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (formerly Thornburg Limited Term Municipal Fund — California Portfolio) a series of Thornburg Investment Trust (the “Fund”) at September 30, 2004, the results of its operations for the three months ended September 30, 2004, and the year ended June 30, 2004, the changes in its net assets for the three months ended September 30, 2004 and the years ended June 30, 2004 and 2003 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York November 9, 2004

22 Certified Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 01, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/01/04	9/30/04	4/1/04–9/30/04
Class A Shares
Actual	$1,000	$1,002.50	$4.97
Hypothetical*	$1,000	$1,020.04	$5.01
Class C Shares
Actual	$1,000	$1,001.20	$6.22
Hypothetical*	$1,000	$1,018.79	$6.27
Class I Shares
Actual	$1,000	$1,004.10	$3.35
Hypothetical*	$1,000	$1,021.66	$3.38

†Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; and I: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

* Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report   23

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg California Limited Term Municipal Fund Class A Total Returns versus Lehman
Brothers Five-Year Municipal Bond Index and Consumer Price Index
(February 28, 1987 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended September 30, 2004 (with sales charge)

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
A Shares (Incep: 2/19/87)	(0.01)%	3.72%	4.31%	5.15%
C Shares (Incep: 9/1/94)	0.75%	3.65%	4.06%	3.97%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
A Shares (Incep: 2/19/87)	2.59%	1.68%	$13.02	$13.22
C Shares (Incep: 9/1/94)	2.34%	1.46%	$13.03	$13.03

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A Shares are sold with a maximum sales charge of 1.50%. C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

24   Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report   25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Name, Age, (1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

26   Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Name, Age, (1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst, A. G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report   27

OTHER INFORMATION (UNAUDITED)

Thornburg California Limited Term Municipal Fund	September 30, 2004

PORTFOLIO PROXY VOTING

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2004, one hundred percent of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg California Limited Term Municipal Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year (fiscal period commencing July 1, 2004 in the case of Thornburg California Limited Term Municipal Fund) ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election;his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	–	–
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	–	–
Thornburg Value Fund	64,672,758.966	447,696.934	–	–
Thornburg International Value Fund	59,954,867.369	1,241,990.622	–	–
Thornburg Core Growth Fund	6,135,097.039	21,483.205	–	–
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	–	–
Total:	345,469,631.406	3,282,138.627	–	–

28   Certified Annual Report

OTHER INFORMATION (UNAUDITED),CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	–	–
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	–	–
Thornburg Value Fund	64,673,309.598	447,696.934	–	–
Thornburg International Value Fund	60,746,833.041	450,024.950	–	–
Thornburg Core Growth Fund	6,132,382.888	24,197.356	–	–
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	–	–
Total:	346,235,149.064	2,517,171.301	–	–
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	–	–
Thornburg Value Fund	64,693,947.421	446,508.479	–	–
Thornburg International Value Fund	60,752,533.146	444,324.845	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	–	–
Total:	346,310,480.812	2,461,288.921	–	–
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	–	–
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	–	–
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	–	–
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	–	–
Thornburg Value Fund	64,599,511.493	520,944.407	–	–
Thornburg International Value Fund	60,724,718.843	472,139.148	–	–
Thornburg Core Growth Fund	6,134,780.624	21,799.620	–	–
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	–	–
Total:	346,159,119.642	2,592,650.361	–	–
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	–	–

Certified Annual Report   29

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	–	–
Thornburg Value Fund	64,679,778.577	440,677.323	–	–
Thornburg International Value Fund	60,742,583.265	454,274.726	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	–	–
Total:	346,285,090.525	2,466,679.208	–	–
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	–	–
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	–	–
Thornburg Value Fund	64,681,039.437	439,416.463	–	–
Thornburg International Value Fund	60,010,455.736	1,186,402.255	–	–
Thornburg Core Growth Fund	6,131,956.015	24,624.229	–	–
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	–	–
Total:	345,556,209.517	3,195,560.216	–	–
Owen D.Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	–	–
Thornburg Value Fund	64,674,135.776	446,320.124	–	–
Thornburg International Value Fund	60,684,276.889	512,581.102	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	–	–
Total:	346,178,126.548	2,573,643.185	–	–
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	–	–
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	–	–
Thornburg Value Fund	64,683,895.944	436,559.906	–	–
Thornburg International Value Fund	60,726,245.097	470,612.894	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	–	–
Total:	346,278,127.848	2,497,641.885	–	–

30   Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	–
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	–
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	–
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	–
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	–
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	–
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	–
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	–
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	–
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	–
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	–
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	–
Totals	344,763,402.818	1,523,862.247	2,464,365.668	–

Certified Annual Report   31

Thornburg California Limited Term Municipal Fund
I Shares – September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002,which requires that public companies,including mutual funds,affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4   Certified annual Report

Important Information

Performance data quoted represent the past and are no guarantee of future results. Current returns may be either lower or higher than those shown. Share prices and returns will fluctuate and investors may experience a loss upon redemption. There is no guarantee that the Fund will meet its objectives. Shares in the Fund carry risks, including possible loss of principal. The principal value of a bond fund will decrease when interest rates rise.

Minimum investments for class I-shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

For the most recent month-end performance information, visit www.thornburg.com.

The information presented on the following pages was current as of September 30, 2004. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.To be included in the index,bonds must have a minimum credit rating of Baa.The approximate maturity of the municipal bonds in the index is five years.Unless otherwise noted,index returns reflect the reinvestment of income dividends and capital gains,if any,but do not reflect fees,brokerage commissions or other expenses of investing.Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments,puts,calls,adjustable coupons,and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified annual Report   5

Letter to Shareholders

George Strickland
Portfolio Manager

October 21, 2004

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg California Limited Term Municipal Fund. This report will cover only the three month period from June 30, 2004 to September 30, 2004 because the fiscal year-end of the Fund was recently changed from June 30 to September 30. The net asset value of the I shares increased by 14 cents to $13.03 during the three months ending September 30, 2004. If you were with us for the entire period, you received dividends of 9.4 cents per share.

Over the last three months, interest rates on bonds that mature in five to ten years have fallen more than interest rates on bonds that mature in less than five years. This has led to better performance for intermediate bonds relative to shorter-term bonds. The I shares of your Fund produced a total return of 1.81% over the last three months, compared to a 2.83% return for the Lehman Five-Year Municipal Bond Index. We believe that the index outperformed the Fund because it is generally concentrated in bonds with a longer duration than bonds held by the Fund. If long-term interest rates start to rise again, we would expect the Fund to outperform the index.

Interest rates on intermediate municipal bonds have covered a lot of ground over the last year. For example, the yield on a five-year AAA-rated municipal bond hit a low of 2.16% on March 9, 2004 before climbing to a high of 3.31% only two months later. As of September 30, 2004, that bond’s yield has fallen back down to 2.70%. (Source: Bloomberg: Municipal Market Advisors, Inc.)

Ironically, bond yields rose this past spring before the Federal Reserve started raising the targeted Fed Funds rate. Now that the Federal Reserve is pushing up short-term interest rates, the interest rates on bonds and home mortgages have been falling. In essence, the bond market is counteracting a tightening Federal Reserve by allowing corporations, governments, and individuals to borrow money at lower interest rates.

Given the abundant liquidity and relatively low yields in the bond markets today, we believe that the Federal Reserve has a significant amount of additional tightening to do before they overcome the bond market’s “give back” and achieve a neutral monetary policy. The yield curve does not appear to be pricing in this possibility today. If it does start pricing in a more aggressive Federal Reserve, we believe that bond yields will rise above current levels.

We have positioned your Fund with this outlook in mind. Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 160 municipal obligations from all over the state. Today, your Fund’s weighted average maturity is 3.72 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds is intended to accomplish two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds which, if not needed for

6   Certified annual Report

other purposes, can be reinvested toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates rise because it may allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio			Cumulative %
maturing			maturing
1 year	=	19%	Year 1	=	19%
1 to 2 years	=	12%	Year 2	=	31%
2 to 3 years	=	14%	Year 3	=	45%
3 to 4 years	=	13%	Year 4	=	58%
4 to 5 years	=	10%	Year 5	=	68%
5 to 6 years	=	6%	Year 6	=	74%
6 to 7 years	=	8%	Year 7	=	82%
7 to 8 years	=	10%	Year 8	=	92%
8 to 9 years	=	1%	Year 9	=	93%
Over 9 years	=	7%	Over 9 years	=	100%

Percentages can and do vary. Data as of 9/30/04.

Thanks to a rebounding economy, California state tax revenue is up more than 10% over the last fiscal year. However, revenues are just now regaining the ground lost since 2001. Meanwhile, spending for Medicaid and other items continues its upward trajectory, and the state is running a $3.4 billion operating deficit. The deficit would be substantially wider without the use of deficit bond proceeds, pension obligation bonds, and loans from transportation funds and local governments. California’s reserve funds have been largely depleted and tax supported state debt levels have doubled in the last two years. We believe the state is better off financially than it was last year but still could face further fiscal problems ahead. To reduce credit risk, we have kept 97% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short- and intermediate-maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2004

ASSETS
Investments at value (cost $173,086,479)	$178,001,363
Cash	19,721
Receivable for investments sold	2,030,000
Receivable for fund shares sold	1,507,168
Interest receivable	2,241,216
Prepaid expenses and other assets	1,728

Total Assets	183,801,196

LIABILITIES
Payable for investments purchased	1,109,557
Payable for fund shares redeemed	124,346
Accounts payable and accrued expenses	60,905
Payable to investment advisor and other affiliates (Note 3)	121,558
Dividends payable	127,870

Total Liabilities	1,544,236

NET ASSETS	$182,256,960

NET ASSETS CONSIST OF:
Net unrealized appreciation (depreciation) on investments	$4,914,884
Accumulated net realized gain (loss)	(454,405)
Net capital paid in on shares of beneficial interest	177,796,481

$182,256,960

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($134,588,289 applicable to 10,338,686 shares of beneficial interest outstanding — Note 4)	$13.02
Maximum sales charge, 1.50% of offering price	0.20

Maximum Offering Price Per Share	$13.22

Class C Shares:
Net asset value and offering price per share* ($21,940,676 applicable to 1,684,099 shares of beneficial interest outstanding — Note 4)	$13.03

Class I Shares:
Net asset value,offering and redemption price per share ($25,727,995 applicable to 1,974,442 shares of beneficial interest outstanding — Note 4)	$13.03

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENTS OF OPERATIONS

Thornburg California Limited Term Municipal Fund

	Three Months Ended	Year Ended
	September 30, 2004	June 30, 2004
INVESTMENT INCOME:
Interest income (net of premium amortized of $636,631 and $2,564,506 for the period ended September 30, 2004 and year ended June 30, 2004, respectively)	$1,586,403	$6,712,550

EXPENSES:
Investment advisory fees (Note 3)	225,229	918,297
Administration fees (Note 3)
Class A Shares	41,622	174,699
Class C Shares	7,007	28,238
Class I Shares	3,072	10,709
Distribution and service fees (Note 3)
Class A Shares	83,244	349,320
Class C Shares	55,973	226,548
Transfer agent fees
Class A Shares	11,680	44,268
Class C Shares	6,038	20,379
Class I Shares	4,698	20,052
Custodian fees (Note 3)	24,132	106,583
Registration and filing fees	216	3,389
Professional fees	19,860	61,059
Accounting fees	3,130	17,215
Trustee fees	340	7,178
Other expenses	14,741	56,999

Total Expenses	500,982	2,044,933
Less:
Expenses reimbursed by investment advisor (Note 3)	(30,858)	(116,964)
Distribution and service fees waived (Note 3)	(27,987)	(113,274)
Fees paid indirectly (Note 3)	(332)	(1,718)

Net Expenses	441,805	1,812,977

Net Investment Income	1,144,598	4,899,573

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold	(33,844)	302,064
Increase (Decrease) in unrealized appreciation of investments	2,023,841	(5,077,284)

Net Realized and Unrealized Gain (Loss) on Investments	1,989,997	(4,775,220)

Net Increase (Decrease) in Net Assets Resulting From Operations	$3,134,595	$124,353

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Three Months Ended	Year Ended	Year Ended
	September 30, 2004	June 30, 2004	June 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,144,598	$4,899,573	$4,872,973
Net realized gain (loss) on investments sold	(33,844)	302,064	57,393
Increase (Decrease) in unrealized appreciation of investments	2,023,841	(5,077,284)	2,933,907

Net Increase (Decrease) in Net Assets Resulting from Operations	3,134,595	124,353	7,864,273
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(841,492)	(3,715,243)	(3,907,510)
Class C Shares	(127,839)	(544,139)	(478,583)
Class I Shares	(175,267)	(640,191)	(489,837)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	1,954,371	(14,508,762)	31,614,924
Class C Shares	(674,119)	441,058	6,082,493
Class I Shares	2,536,234	2,945,765	10,211,834

Net Increase (Decrease) in Net Assets	5,806,483	(15,897,159)	50,897,594
NET ASSETS:
Beginning of period	176,450,477	192,347,636	141,450,042

End of period	$182,256,960	$176,450,477	$192,347,636

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the investment advisor, with the preservation of capital. In addition, the Fund will invest primarily in Municipal Obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

Reorganization: The Fund is the successor to Thornburg Limited Term Municipal Fund – California Portfolio (the “California Portfolio”) a series of Thornburg Limited Term Municipal Fund, Inc. On December 8, 2003, the Company’s Board of Directors approved an Agreement and Plan of Reorganization providing for the transfer of substantially all of the California Portfolio’s assets to the Fund, in exchange solely for voting shares of the Fund, and the distribution of those shares to the shareholders of the California Portfolio and the subsequent dissolution of the California Portfolio. The Fund was created by the Trust on December 8, 2003 to accomplish the reorganization, and until the reorganization was completed had only nominal assets. The reorganization was intended to simplify legal and regulatory compliance functions, and to reduce the costs of performing those functions. The Agreement and Plan of Reorganization was approved by the California Portfolio’s shareholders on May 21, 2004, and the reorganization was concluded on June 21, 2004. As a result, all of the California Portfolio’s assets were transferred to the Fund, and the shareholders of the California Portfolio became shareholders of the Fund. There was no change in investment objective or policies as a result of the reorganization, and the investment advisor did not change because of the reorganization. The California Portfolio is the accounting survivor, and the financial results of the Fund include the results of the California Portfolio prior to the reorganization.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

The Fund employed a fiscal year ending June 30 from the Fund’s inception through June 30, 2004, when the Trustees determined to change the Fund’s fiscal year end to September 30. In consequence, the Fund’s financial statements display information for a fiscal period commencing July 1, 2004 and ending September 30, 2004.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining the net asset value, the Fund utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required.

Certified Annual Report   11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security for the Fund, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended September 30, 2004, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% of the average daily net assets of the Fund. The Fund also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended June 30, 2004 and the period ended September 30, 2004 the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $68,169 and $17,831, respectively, for Class A shares, $24,630 and $7,145, respectively, for Class C shares and $24,165 and $5,882, respectively, for Class I shares.

The Fund has a Distribution Agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the distributor of Fund shares. For the year ended June 30, 2004 and the period ended September 30, 2004 the Distributor has advised the Fund that it earned commissions aggregating $1,919 and $1,753, respectively, from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,860 and $134, respectively, from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund can compensate the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution plans and Class C distribution fees waived by the Distributor for the period ended September 30, 2004 are set forth in the statement of operations. The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the

12   Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

statement of operations. For the year ended June 30, 2004 and the period ended September 30, 2004 fees paid indirectly were $1,718 and $332, respectively.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and the Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Three Months Ended		Year Ended		Year Ended
	September 30, 2004		June 30, 2004		June 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	502,652	$6,531,022	1,775,040	$23,232,846	5,242,685	$68,754,114
Shares issued to shareholders in reinvestment of dividends	41,636	541,263	188,208	2,457,459	199,540	2,620,134
Shares repurchased	(394,425)	(5,117,914)	(3,079,256)	(40,199,067)	(3,028,552)	(39,759,324)

Net Increase (Decrease)	149,863	$1,954,371	(1,116,008)	$(14,508,762)	2,413,673	$31,614,924

Class C Shares
Shares sold	81,630	$1,061,877	530,253	$6,927,987	606,383	$7,970,447
Shares issued to shareholders in reinvestment of dividends	6,991	90,936	30,099	393,331	23,883	313,949
Shares repurchased	(140,412)	(1,826,932)	(526,102)	(6,880,260)	(168,027)	(2,201,903)

Net Increase (Decrease)	(51,791)	$(674,119)	34,250	$441,058	462,239	$6,082,493

Class I Shares
Shares sold	296,419	$3,855,573	935,797	$12,251,009	1,157,992	$15,228,991
Shares issued to shareholders in reinvestment of dividends	11,020	143,387	38,885	508,066	29,869	392,681
Shares repurchased	(112,491)	(1,462,726)	(753,140)	(9,813,310)	(411,162)	(5,409,838)

Net Increase (Decrease)	194,948	$2,536,234	221,542	$2,945,765	776,699	$10,211,834

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended September 30, 2004, the Fund had purchase and sale transactions (excluding short-term securities) of $12,353,788 and $6,947,600, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$173,086,479

Gross unrealized appreciation on a tax basis	$5,071,411
Gross unrealized depreciation on a tax basis	(156,527)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,914,884

At September 30, 2004, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2004, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryovers expire as follows:

2007	$205,990
2008	214,571
2012	33,844

$454,405

All dividends paid by the Fund for the period ended September 30, 2004 and year ended June 30, 2004, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report     13

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

	Three Months Ended September 30,		Year Ended June 30,
	2004		2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.89		$13.22	$12.97	$12.79	$12.60	$12.75

Income from investment operations:
Net investment income	0.09		0.39	0.42	0.51	0.59	0.58
Net realized and unrealized gain (loss) on investments	0.14		(0.33)	0.25	0.18	0.19	(0.15)

Total from investment operations	0.23		0.06	0.67	0.69	0.78	0.43
Less dividends from:
Net investment income	(0.09)		(0.39)	(0.42)	(0.51)	(0.59)	(0.58)

Change in net asset value	0.14		(0.33)	0.25	0.18	0.19	(0.15)
NET ASSET VALUE, end of period	$13.03		$12.89	$13.22	$12.97	$12.79	$12.60

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.81%		0.46%	5.27%	5.48%	6.28%	3.50%
Ratios to average net assets:
Net investment income	2.85	%(b)	2.99%	3.20%	3.92%	4.60%	4.60%
Expenses, after expense reductions	0.67	%(b)	0.67%	0.65%	0.66%	0.65%	0.65%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.65%	0.65%	—	—
Expenses, before expense reductions	0.77	%(b)	0.78%	0.75%	0.84%	0.98%	0.79%
Portfolio turnover rate	4.18%		23.80%	26.03%	25.16%	15.45%	21.34%
Net assets at end of period (000)	$25,728		$22,929	$20,592	$10,133	$5,520	$5,793

(a)	Not annualized for periods less than one year.

(b)	Annualized.

14     Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-426, CLASS C — 885-215-418,CLASS I - 885-215-392
NASDAQ SYMBOLS: CLASS A — LTCAX, CLASS C — LTCCX, CLASS I — LTCIX

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$435,000	ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts Project)	A3/NR	$467,534
455,000	ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts Project)	A3/NR	487,669
425,000	Alameda Certificates of Participation, 4.60% due 5/1/2011	NR/A+	455,970
295,000	Alum Rock Union Elementary School District General Obligation Refunding Bonds, 8.00% due 9/1/2006 (Insured: FGIC)	Aaa/AAA	328,990
380,000	Alum Rock Union Elementary School District General Obligation Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)	Aaa/AAA	443,110
785,000	Bay Area Government Associates Lease Series 2002, 5.00% due 7/1/2005 (Insured: AMBAC)	Aaa/AAA	804,398
765,000	Bay Area Government Associates Lease Series 2002, 4.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	793,626
835,000	Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured: AMBAC)	Aaa/AAA	837,088
675,000	Bear Valley Unified School District Series A, 4.00% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	688,318
750,000	Bonita Unified School District Certificates of Participation Refunding, 4.50% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	808,657
700,000	Bonita Unified School District Certificates of Participation Refunding, 4.50% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	753,620
160,000	California Educational Facilities Authority Revenue, 6.10% due 6/1/2008 (Keck Graduate Institute Project)	Baa3/NR	176,760
170,000	California Educational Facilities Authority Revenue, 6.10% due 6/1/2009 (Keck Graduate Institute Project)	Baa3/NR	189,927
1,235,000	California Health Facilities Financing, 5.50% due 10/1/2006 (Sisters of Providence Project)	Aa3/AA	1,317,930
2,000,000	California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)*	A3/AAA	2,214,260
700,000	California Health Facilities Financing Revenue, 6.40% due 10/1/2005 (Sisters of Providence Project)	Aa3/AA	702,485
880,000	California Housing Finance Agency Revenue Multi Family Housing Series D, 1.80% due 2/1/2031 put 10/1/2004 (daily demand notes)	VMIG1/A1+	880,000
670,000	California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	707,956
1,000,000	California Infrastructure & Economic Development Bank Revenue, 5.00% due 7/1/2010 (Bay Area Toll Bridges Project;Insured:FSA)	Aaa/AAA	1,108,810
500,000	California Mobile Home Park Financing Series A, 4.75% due 11/15/2010 (Rancho Vallecitos Project;Insured: ACA)	NR/A	525,800
570,000	California Mobile Home Park Financing Series A, 5.00% due 11/15/2013 (Rancho Vallecitos Project;Insured: ACA)	NR/A	598,289
300,000	California Pollution Control Financing Authority Series A, 5.90% due 6/1/2014 (San Diego Gas & Electric Project)	A2/A-	319,272
2,650,000	California Pollution Control Solid Waste Authority, 6.75% due 7/1/2011 (ETM)*	Aaa/NR	2,933,179
1,500,000	California Pollution Control Solid Waste Authority Series B, 4.45% due 7/1/2027 put 7/1/2005 Waste Management Inc.Project)	NR/BBB	1,519,260
75,000	California Rural HMFA Single Family Mortgage Revenue, 5.25% due 6/1/2010 (Collateralized: GNMA/FNMA)	NR/AAA	75,302
30,000	California Rural HMFA Single Family Mortgage Revenue, 5.65% due 6/1/2010 (Collateralized: GNMA/FNMA)	NR/AAA	30,534
500,000	California State, 6.40% due 2/1/2006 (Insured: MBIA)	Aaa/AAA	530,295
1,005,000	California State, 7.00% due 8/1/2006 (Insured: FGIC)	Aaa/AAA	1,097,982
2,000,000	California State, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,310,800
560,000	California State, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	659,602
1,250,000	California State,6.50% due 9/1/2010 (Insured: AMBAC)	Aaa/AAA	1,482,650
230,000	California State, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	235,660
2,000,000	California State Department of Water Resources Power Series A, 5.50% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	2,271,540
1,470,000	California State Department of Water Resources Power Supply Revenue Series A, 5.50% due 5/1/2005	A2/BBB+	1,501,135
2,580,000	California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/BBB+	2,837,974
800,000	California State Department of Water Resources Power Supply Series A, 5.25% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	887,936
500,000	California State Department of Water Resources Series B-2, 1.80% due 5/1/2022 put 10/1/2004 (LOC: BNP Paribus) (daily demand notes)	VMIG1/A1+	500,000
1,000,000	California State Economic Recovery Series A, 5.00% due 1/1/2008	Aa3/AA-	1,084,770
800,000	California State Economic Recovery Series C-1, 1.80% due 7/1/2023 put 10/1/2004 (Guaranty: Landesbank) (daily demand notes)	VMIG1/A1+	800,000

Certified Annual Report     15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$530,000	California State Public Works Board Lease Revenue, 5.50% due 6/1/2010 (Various Universities Project)	Aa2/A+	$589,726
2,000,000	California State Public Works Board Lease Revenue Series A, 5.25% due 1/1/2007 (Insured: AMBAC)	Aaa/AAA	2,120,260
1,000,000	California State Refunding, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,149,450
800,000	California State Series A-3, 1.73% due 5/1/2033 put 10/1/2004 (daily demand notes)	VMIG1/A1+	800,000
1,000,000	California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,316,500
1,000,000	California Statewide Community Development Authority, 5.00% due 7/1/2005 (Insured: FSA)	Aaa/AAA	1,024,550
560,000	California Statewide Community Development Authority Certificates of Participation, 5.25% due 7/1/2010 (St Joseph Health Systems Project)	Aa3/AA-	600,298
595,000	California Statewide Community Development Authority Revenue, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation Project; Insured: AMBAC)	Aaa/AAA	643,742
935,000	California Statewide Community Development Authority Revenue Certificates of Participation, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital Project; Insured: MBIA)	Aaa/AAA	1,059,458
1,110,000	California Statewide Community Development Authority Revenue Series B, 5.00% due 6/1/2008 (Hospital Monterey Peninsula Project; Insured: FSA)	Aaa/AAA	1,214,562
1,180,000	California Statewide Community Development Authority Revenue Series B, 5.00% due 6/1/2009 (Hospital Monterey Peninsula Project; Insured: FSA)	Aaa/AAA	1,298,602
1,000,000	California Statewide Community Development Authority Series 1996-A, 6.00% due 9/1/2005 (San Gabriel Medical Center Project; Insured: California Health) (ETM)*	NR/NR	1,038,200
1,000,000	California Statewide Community Development Authority Solid Waste Revenue, 2.90% due 4/1/2011 put 4/1/2007 (Waste Management Inc. Project)	NR/BBB	992,600
2,000,000	California Statewide Community Development Series E, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente Project)	A3/A-1	2,141,380
920,000	Capistrano Unified School District 92-1 Community Facilities District Special Tax, 7.10% due 9/1/2021 pre-refunded 9/1/2007	NR/NR	1,047,365
1,000,000	Castaic Lake Water Agency Certificates of Participation Refunding Series A, 7.25% due 8/1/2007 (Water Systems Improvement Project; Insured: MBIA)	Aaa/AAA	1,139,490
100,000	Castaic Lake Water Agency Refunding Water Systems Improvement Project Series A, 7.25% due 8/1/2009 (Insured: MBIA)	Aaa/AAA	119,981
780,000	Central Union High School District Imperial County Refunding, 5.00% due 8/1/2011 (Insured: FGIC)	Aaa/AAA	868,351
830,000	Central Union High School District Imperial County Refunding, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	925,906
955,000	Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	983,650
205,000	Central Valley School Districts Financing Authority, 0% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	193,977
800,000	Coachella Valley California Unified School District Certificates of Participation Refunding, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	887,784
2,320,000	Desert Sands Unified School District Series F, 4.00% due 3/1/2006 (Measure O Project; Insured: MBIA)	Aaa/AAA	2,391,850
500,000	East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	521,200
700,000	East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	761,201
840,000	East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	947,386
2,730,000	El Monte Certificates of Participation Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	2,989,759
2,295,000	Emeryville Public Financing Authority Revenue Series A, 5.00% due 9/1/2012 (Emeryville Redevelopment Project; Insured: AMBAC)	Aaa/AAA	2,562,023
500,000	Escondido Joint Powers Financing Authority Lease Revenue Refunding, 0% due 9/1/2013 (California Center For The Arts Project; Insured: AMBAC)	Aaa/AAA	298,630
3,015,000	Escondido Multi Family Housing Revenue Refunding Bond Series 1997-A, 5.40% due 1/1/2027 put 7/1/2007 (Terrace Gardens Project; Collateralized: FNMA)	NR/AAA	3,125,228
2,000,000	Folsom Cordova Unified School District School Facilities Improvement District-2 Series A, 4.50% due 10/1/2004 (Insured: MBIA)	Aaa/AAA	2,000,160
400,000	Fresno County Housing Authority Multi Family Revenue Refunding Series A, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Housing Creek Park Apartments Project; Collateralized: FNMA)	NR/AAA	417,408
575,000	Hawaiian Gardens Redevelopment Agency Refunding, 5.50% due 12/1/2008	NR/BBB+	627,452
1,000,000	Imperial Irrigation District California Certificates of Participation, 6.50% due 11/1/2007 (Electric Systems Project; Insured: MBIA)	Aaa/AAA	1,108,440
1,000,000	Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018 pre-refunded 8/1/2005	Baa3/NR	1,058,070

16     Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$295,000	Julian Union High School District, 4.875% due 11/1/2005 (Insured: MBIA)	Aaa/AAA	$301,670
165,000	Kern High School District, 7.00% due 8/1/2010 (ETM)*	A1/NR	200,874
500,000	Kern High School District Refunding Series A, 6.30% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	588,960
680,000	Kern High School District Series B, 9.00% due 8/1/2006 (ETM)*	Aaa/AAA	767,570
1,400,000	Los Angeles Certificates of Participation, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,545,922
835,000	Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	887,855
435,000	Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010
	(Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	478,909
5,000	Los Angeles Convention & Exhibition Center, 9.00% due 12/1/2020 pre-refunded 12/1/2005	Aaa/AAA	5,425
275,000	Los Angeles Convention & Exhibition Center Authority Certificates Refunding, 0% due 8/15/2005
	(Insured: AMBAC)	Aaa/AAA	270,842
2,000,000	Los Angeles County Capital Asset, 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,183,560
1,730,000	Los Angeles County Capital Asset Leasing Corp.Lease Revenue Series A, 3.00% due 6/1/2005	A3/A	1,743,650
1,700,000	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, 9.00% due 7/1/2007
	(Insured: MBIA)	Aaa/AAA	2,011,559
700,000	Los Angeles Department Airport Revenue Refunding Series A, 5.50% due 5/15/2010 Pre-refunded
	5/15/05 @ 101(Insured: FGIC)	Aaa/AAA	724,318
1,000,000	Los Angeles Department of Water & Power Revenue Refunding Series A Subseries A-1, 5.00%
	due 7/1/2008 (Power Systems Project)	Aaa/AAA	1,098,400
3,000,000	Los Angeles Department of Water & Power Revenue Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,382,320
1,940,000	Los Angeles Multi Family Revenue, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA)	NR/AAA	2,033,450
1,590,000	Los Angeles Regional Airport Lease Refunding, 5.25% due 1/1/2009 (Insured: AMBAC)
	(Facilities Laxfuel Corp. LA International Project)	Aaa/AAA	1,708,741
2,500,000	Los Angeles Unified School District Series E, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,869,700
1,750,000	Metropolitan Water District Southern California Waterworks Revenue Series C-1, 1.80% due 7/1/2036 put 10/1/2004 (daily demand notes)	VMIG1/A1+	1,750,000
1,205,000	Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010
	(Villa Delaware Arroyo Project; Insured: ACA)	NR/A	1,258,177
1,400,000	New Haven Unified School District Refunding, 12.00% due 8/1/2006 (Insured: FSA)	Aaa/AAA	1,649,662
1,000,000	New Haven Unified School District Refunding, 12.00% due 8/1/2008 (Insured: FSA)	Aaa/AAA	1,342,880
360,000	Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007
	(Geothermal Project 3-A) (ETM)*	Baa2/BBB+	395,521
340,000	Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007	Baa2/BBB+	368,285
50,000	Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)	Aaa/AAA	50,237
1,705,000	Ontario Montclair School District Certificates of Participation Refunding, 3.80%
	due 9/1/2028 put 8/31/2007 (School Facility Bridge Funding Project; Insured: FSA)	VMIG1/A-1	1,707,148
1,000,000	Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,093,340
510,000	Orange County Local Transportation Authority Sales Tax Revenue, 6.00% due 2/15/2006	Aa2/AA+	538,983
600,000	Orange County Recovery Certificates of Participation Series A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	643,158
2,000,000	Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	2,063,880
400,000	Orange County Various Sanitation Districts Certificates of Participation Refunding Series B, 1.73%
	due 8/1/2030 put 10/1/2004 (LOC: Dexia Public Finance Bank) (daily demand notes)	VMIG1/A1+	400,000
1,000,000	Piedmont Unified School District Series B, 0% due 8/1/2013 pre-refunded 8/1/2007	Aa3/NR	649,840
3,350,000	Pittsburg California Redevelopment Agency Tax Allocation Refunding, 5.25% due 8/1/2012
	(Los Medanos Community Development Project A; Insured: MBIA)	Aaa/AAA	3,777,225
1,000,000	Pleasanton Unified School District Series B, 0% due 8/1/2016 pre-refunded 8/1/2005 @ 54.674
	(Insured: MBIA)	Aaa/AAA	539,150
580,000	Pomona Unified School District General Obligation, 5.35% due 2/1/2005 (Insured: MBIA)	Aaa/AAA	587,227
340,000	Pomona Unified School District General Obligation, 5.40% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	350,615
320,000	Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	369,450
295,000	Porterville Certificates of Participation, 6.10% due 10/1/2005
	(Water Systems Refunding Project; Insured: AMBAC)	Aaa/AAA	307,744
1,000,000	Puerto Rico Commonwealth Highway & Transportation Authority, 5.50% due 7/1/2009 (Insured: FSA)	Aaa/AAA	1,124,060

Certified Annual Report     17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’ s/S& P	Value
$1,000,000	Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series A, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	$1,095,750
3,300,000	Puerto Rico Commonwealth Refunding Series B, 0.95% due 7/1/2029 put 10/1/2004 (Insured: FGIC) (daily demand notes)	Aaa/AAA	3,300,000
600,000	Puerto Rico Municipal Finance Agency Series A, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	705,648
1,000,000	Rancho Santiago Community College District Series A, 4.00% due 9/1/2005 (Insured: MBIA)	Aaa/AAA	1,021,650
500,000	Richmond Joint Powers Financing Authority Revenue Series A, 5.20% due 5/15/2005	NR/NR	503,490
500,000	Sacramento County Sanitation District Financing Authority Revenue, 4.80% due 12/1/2004 (ETM)*	Aaa/AA	502,810
560,000	Sacramento County Sanitation District Financing Authority Revenue Series A, 5.75% due 12/1/2009	Aa3/AA	638,764
330,000	Sacramento Municipal Utility District Electric Revenue Refunding Series C, 5.75% due 11/15/2007 (Insured: MBIA) (ETM)*	Aaa/AAA	331,492
1,450,000	Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022 (Insured: FSA)	Aaa/AAA	550,551
3,000,000	San Bernardino County Multi Family Housing Revenue Refunding Series A, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	3,223,890
190,000	San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	200,135
205,000	San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	215,719
300,000	San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	315,816
175,000	San Bernardino County Transportation Authority Sales Tax Revenue Series A, 6.00% due 3/1/2010 (Insured: FGIC) (ETM)*	Aaa/AAA	195,183
430,000	San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2005 (Insured: MBIA)	Aaa/AAA	441,275
455,000	San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2006 (Insured: MBIA)	Aaa/AAA	489,571
425,000	San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2007 (Insured: MBIA)	Aaa/AAA	475,626
1,400,000	San Francisco Bay Area Transit Bridge Toll Notes, 5.625% due 8/1/2006 (Insured: ACA)	NR/A	1,481,620
1,000,000	San Francisco Bay Area Transit Financing Authority Bridge Toll Notes, 5.50% due 8/1/2005 (Insured: ACA)	NR/A	1,028,530
1,100,000	San Francisco International Airport Revenue Series Issue 13B, 8.00% due 5/1/2007 (Insured: MBIA)	Aaa/AAA	1,204,302
2,400,000	San Joaquin Hills Transportation Corridor Agency Toll Road Revenue Refunding Series A, 0% due 1/15/2005 (Insured: MBIA)	Aaa/AAA	2,388,024
2,200,000	San Jose Evergreen Community College District Series C, 0% due 9/1/2011 (Insured: AMBAC)	Aaa/AAA	1,699,148
2,700,000	San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	2,838,888
1,900,000	San Marcos Public Facilities Authority Revenue Community Facilities District 88-1, 0% due 3/1/2008 (ETM)*	Aaa/NR	1,743,478
1,250,000	Santa Clara County Financing Authority, 5.00% due 8/1/2005 (Measure B Transportation Improvement Program)	A2/NR	1,280,350
1,000,000	Santa Clara County Financing Authority Special Obligation Measure B, 4.00% due 8/1/2006 (Transportation Improvement Program Project)	A2/NR	1,032,190
1,000,000	Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 4.00% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	1,041,130
3,410,000	Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 5.50% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	3,650,439
610,000	Santa Cruz County Certificates Refunding, 4.00% due 8/1/2005	A3/NR	620,193
575,000	Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A, 5.20% due 12/15/2013 (Insured: ACA)	NR/A	612,260
1,435,000	South Orange County Public Finance Authority Special Tax Revenue, 7.00% due 9/1/2005 (Insured: MBIA)	Aaa/AAA	1,503,162
1,500,000	South Orange County Public Financing Authority Special Tax Revenue Series C, 8.00% due 8/15/2008 (Foothill Area Project; Insured: FGIC)	Aaa/AAA	1,806,270
1,060,000	Southeast Resources Recovery Facilities Authority Lease Revenue Refunding Series B, 5.375% due 12/1/2013 (Insured: AMBAC)	Aaa/AAA	1,167,908
350,000	Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	390,712
250,000	Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	279,080
1,000,000	Southern California Revenue Refunding San Juan Unit 3 Series A, 4.00% due 1/1/2005 (Public Power Project; Insured: FSA)	Aaa/AAA	1,005,820
3,250,000	Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	3,478,572
1,000,000	Tri City Hospital District Revenue Refunding Series B, 6.00% due 2/15/2006 (Insured: MBIA)	Aaa/AAA	1,056,830

18          Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$2,380,000	Ukiah Unified School District Certificates of Participation, 4.00% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	$2,476,033
1,000,000	Ukiah Unified School District Certificates of Participation, 5.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,098,100
500,000	Ventura County Community College Series A, 5.00% due 8/1/2012 (Insured: MBIA)	Aaa/AAA	557,775
115,000	Ventura Unified School District Series F, 6.75% due 8/1/2005 (Insured: FSA)	Aaa/AAA	119,824
455,000	Victorville Redevelopment Agency Tax Allocation Bear Road Special Escrow Fund A, 5.00% due 12/1/2014 (Insured: FSA)	Aaa/AAA	471,239
800,000	Walnut Valley Unified School District, 9.00% due 8/1/2006 (ETM)*	Aaa/AAA	903,024
1,000,000	Walnut Valley Unified School District, 8.75% due 8/1/2010 (ETM)*	Aaa/AAA	1,312,070
245,000	Walnut Valley Unified School District Series A, 6.70% due 8/1/2005 (Insured : MBIA)	Aaa/AAA	255,177
250,000	Walnut Valley Unified School District Series A, 6.80% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	277,308
250,000	Walnut Valley Unified School District Series A, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	287,567
100,000	Walnut Valley Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	117,010
450,000	Washington Township Health Care District Revenue, 5.00% due 7/1/2009	A2/NR	483,579
570,000	West Contra Costa Unified School District Series A, 6.50% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	592,686
595,000	West Contra Costa Unified School District Series A, 7.00% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	650,276
655,000	West Contra Costa Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	766,415
1,000,000	Whittier Solid Waste Revenue Refunding Series A, 5.375% due 8/1/2014 (Insured: AMBAC)	Aaa/AAA	1,012,970

	TOTAL INVESTMENTS (Cost $173,086,479)		$178,001,363

†	Credit ratings are unaudited.

*	Escrowed to maturity.

See notes to financial statements.

CREDIT RATING†

Certified Annual Report     19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Class I Shareholders of Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (formerly Thornburg Limited Term Municipal Fund — California Portfolio) a series of Thornburg Investment Trust (the “Fund”) at September 30, 2004, the results of its operations for the three months ended September 30, 2004, and the year ended June 30, 2004, the changes in its net assets for the three months ended September 30, 2004 and the years ended June 30, 2004 and 2003 and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York November 9, 2004

20     Certified Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2004

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 01, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/01/04	9/30/04	4/1/04–9/30/04
Class I Shares
Actual	$1,000	$1,004.10	$3.35
Hypothetical*	$1,000	$1,021.66	$3.38

†Expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report     21

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg California Limited Term Municipal Fund Class I Total Returns versus Lehman
Brothers Five-Year Municipal Bond Index and Consumer Price Index
(April 1, 1997 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended September 30, 2004

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
I Shares (Incep: 4/1/97)	1.84%	4.38%	N/A	4.54%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
I Shares (Incep: 4/1/97)	2.91%	2.03%	$13.03	$13.03

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

22     Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report     23

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)
Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996-1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

24     Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst, A. G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report     25

OTHER INFORMATION (UNAUDITED)

Thornburg California Limited Term Municipal Fund	September 30, 2004

PORTFOLIO PROXY VOTING

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2004, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg California Limited Term Municipal Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year (fiscal period commencing July 1, 2004 in the case of Thornburg California Limited Term Municipal Fund) ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	–	–
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	–	–
Thornburg Value Fund	64,672,758.966	447,696.934	–	–
Thornburg International Value Fund	59,954,867.369	1,241,990.622	–	–
Thornburg Core Growth Fund	6,135,097.039	21,483.205	–	–
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	–	–
Total:	345,469,631.406	3,282,138.627	–	–

26     Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	–	–
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	–	–
Thornburg Value Fund	64,673,309.598	447,696.934	–	–
Thornburg International Value Fund	60,746,833.041	450,024.950	–	–
Thornburg Core Growth Fund	6,132,382.888	24,197.356	–	–
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	–	–
Total:	346,235,149.064	2,517,171.301	–	–
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	–	–
Thornburg Value Fund	64,693,947.421	446,508.479	–	–
Thornburg International Value Fund	60,752,533.146	444,324.845	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	–	–
Total:	346,310,480.812	2,461,288.921	–	–
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	–	–
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	–	–
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	–	–
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	–	–
Thornburg Value Fund	64,599,511.493	520,944.407	–	–
Thornburg International Value Fund	60,724,718.843	472,139.148	–	–
Thornburg Core Growth Fund	6,134,780.624	21,799.620	–	–
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	–	–
Total:	346,159,119.642	2,592,650.361	–	–
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	–	–
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	–	–

Certified Annual Report     27

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Value Fund	64,679,778.577	440,677.323	–	–
Thornburg International Value Fund	60,742,583.265	454,274.726	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	–	–
Total:	346,285,090.525	2,466,679.208	–	–
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	–	–
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	–	–
Thornburg Value Fund	64,681,039.437	439,416.463	–	–
Thornburg International Value Fund	60,010,455.736	1,186,402.255	–	–
Thornburg Core Growth Fund	6,131,956.015	24,624.229	–	–
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	–	–
Total:	345,556,209.517	3,195,560.216	–	–
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	–	–
Thornburg Value Fund	64,674,135.776	446,320.124	–	–
Thornburg International Value Fund	60,684,276.889	512,581.102	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	–	–
Total:	346,178,126.548	2,573,643.185	–	–
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	–	–
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	–	–
Thornburg Value Fund	64,683,895.944	436,559.906	–	–
Thornburg International Value Fund	60,726,245.097	470,612.894	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	–	–
Total:	346,278,127.848	2,497,641.885	–	–

28     Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	–
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	–
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	–
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	–
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	–
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	–
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	–
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	–
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	–
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	–
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	–
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	–
Totals	344,763,402.818	1,523,862.247	2,464,365.668	–

Certified Annual Report     29

Thornburg Intermediate Municipal Fund
 September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Important Information

Performance data quoted represent the past and are no guarantee of future results. Current returns may be either lower or higher than those shown. Share prices and returns will fluctuate and investors may experience a loss upon redemption. There is no guarantee that the Fund will meet its objectives. Shares in the Fund carry risks, including possible loss of principal. The principal value of a bond fund will decrease when interest rates rise.

The maximum sales charge for Class A Shares is 2.00%. C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only.

For the most recent month-end performance information, visit www.thornburg.com.

The information presented on the following pages was current as of September 30, 2004. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – Represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, calls, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

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Letter to Shareholders

George Strickland
 Portfolio Manager

October 21, 2004

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the A shares decreased by 8 cents to $13.48 during the year ended September 30, 2004. If you were with us for the entire period, you received dividends of 51.6 cents per share. If you reinvested dividends, you received 52.5 cents per share. Investors who owned C shares received dividends of 48.1 and 48.9 cents per share, respectively.

Over the last year, interest rates on bonds that mature in less than ten years have risen somewhat while interest rates on bonds with maturities longer than ten years have fallen. This has led to better performance for long-term bonds relative to shorter-term bonds. The A shares of your Fund produced a total return of 3.29% over the last fiscal year, compared to a 4.95% return for the Merrill Lynch 7-12 Year Municipal Bond Index. We believe that the index outperformed the Fund because it is generally concentrated in bonds with a longer duration than bonds held by the Fund. If long-term interest rates start to rise again, we would expect the Fund to outperform the index. (Source: Bloomberg: Municipal Market Advisors, Inc.)

Interest rates on intermediate municipal bonds have covered a lot of ground since September 30, 2003. For example, the yield on a seven-year AAA-rated municipal bond hit a low of 2.67% on March 9, 2004 before climbing to a high of 3.80% only two months later. As of September 30, 2004, that bond’s yield has fallen back down to 3.12%. (Source: Bloomberg: Municipal Market Advisors, Inc.)

Ironically, bond yields rose this past spring before the Federal Reserve started raising the targeted Fed Funds rate. Now that the Federal Reserve is pushing up short-term interest rates, the interest rates on bonds and home mortgages have been falling. In essence, the bond market is counteracting a tightening Federal Reserve by allowing corporations, governments, and individuals to borrow money at lower interest rates.

Given the abundant liquidity and relatively low yields in the bond markets today, we believe that the Federal Reserve has a significant amount of additional tightening to do before they overcome the bond market’s “give back” and achieve a neutral monetary policy. The yield curve does not appear to be pricing in this possibility today. If it does start pricing in a more aggressive Federal Reserve, we believe that bond yields will rise above current levels.

We have positioned your Fund with this outlook in mind. Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 315 municipal obligations from 44 states. Today, your Fund’s weighted average maturity is 7.5 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest, if not otherwise needed, toward the top of the ladder

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where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It may be particularly useful if interest rates rise, because it may allow the Fund to gradually increase the yield of the portfolio as bonds mature and are replaced with new ones. The chart on the following page describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Thanks to a strong economy and tax increases, state tax revenue was up 11.4% over the last fiscal year. However, revenues are just now approaching 2002 levels nationwide. Meanwhile, spending for Medicaid and other items continues its upward trajectory, causing many states to continue grappling with budget deficits. State reserve funds have been largely depleted and tax supported state debt levels have risen over 15% in the last two years. To reduce credit risk, we have kept 89% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

% of portfolio	Cumulative %
maturing	maturing
2 years = 16%	Year 2 = 16%
2 to 4 years = 10%	Year 4 = 26%
4 to 6 years = 12%	Year 6 = 38%
6 to 8 years = 13%	Year 8 = 51%
8 to 10 years = 14%	Year 10 = 65%
10 to 12 years = 13%	Year 12 = 78%
12 to 14 years = 11%	Year 14 = 89%
14 to 16 years = 5%	Year 16 = 94%
16 to 18 years = 5%	Year 18 = 99%
Over 18 years = 1%	Over 18 years =100%

Percentages can and do vary. Data as of 9/30/04.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2004

ASSETS
Investments at value (cost $431,268,725)	$457,386,677
Cash	197,685
Receivable for investments sold	385,000
Receivable for fund shares sold	2,404,226
Interest receivable	5,923,646
Prepaid expenses and other assets	52,015

Total Assets	466,349,249

LIABILITIES
Payable for securities purchased	3,408,584
Payable for fund shares redeemed	704,066
Accounts payable and accrued expenses	60,879
Payable to investment advisor and other affiliates (Note 3)	335,265
Dividends payable	556,397

Total Liabilities	5,065,191

NET ASSETS	$461,284,058

NET ASSETS CONSIST OF:
Net unrealized appreciation (depreciation) on investments	$26,117,952
Overdistributed net investment income	(2,268)
Accumulated net realized gain (loss)	(10,223,418)
Net capital paid in on shares of beneficial interest	445,391,792

$461,284,058

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($370,226,524 applicable to 27,454,981 shares of beneficial interest outstanding — Note 4)	$13.48
Maximum sales charge, 2.00% of offering price	0.28

Maximum Offering Price Per Share	$13.76

Class C Shares:
Net asset value and offering price per share * ($57,978,739 applicable to 4,294,186 shares of beneficial interest outstanding — Note 4)	$13.50

Class I Shares:
Net asset value, offering and redemption price per share ($33,078,795 applicable to 2,456,711 shares of beneficial interest outstanding — Note 4)	$13.46

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2004

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,105,426)	$21,859,807

EXPENSES:
Investment advisory fees (Note 3)	2,272,037
Administration fees (Note 3)
Class A Shares	465,442
Class C Shares	75,001
Class I Shares	11,027
Distribution and service fees (Note 3)
Class A Shares	862,034
Class C Shares	600,045
Transfer agent fees
Class A Shares	137,320
Class C Shares	35,545
Class I Shares	19,155
Registration and filing fees
Class A Shares	17,120
Class C Shares	7,961
Class I Shares	8,321
Custodian fees (Note 3)	197,450
Professional fees	36,890
Accounting fees	42,545
Trustee fees	11,715
Other expenses	76,648

Total Expenses	4,876,256
Less:
Expenses reimbursed by investment advisor (Note 3)	(106,299)
Distribution and service fees waived (Note 3)	(235,631)
Fees paid indirectly (Note 3)	(1,925)

Net Expenses	4,532,401

Net Investment Income	17,327,406

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(454,070)
Increase (Decrease) in unrealized appreciation of investments	(2,505,819)

Net Realized and Unrealized Gain (Loss) on Investments	(2,959,889)

Net Increase (Decrease) in Net Assets Resulting From Operations	$14,367,517

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$17,327,406	$18,090,689
Net realized gain (loss) on investments sold	(454,070)	(4,597,883)
Increase (Decrease) in unrealized appreciation of investments	(2,505,819)	581,701

Net Increase (Decrease) in Net Assets Resulting from Operations	14,367,517	14,074,507
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(14,280,020)	(15,480,099)
Class C Shares	(2,139,590)	(1,849,255)
Class I Shares	(907,796)	(761,335)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(17,365,422)	(20,552,567)
Class C Shares	(2,267,561)	13,877,646
Class I Shares	13,757,994	1,174,895

Net Increase (Decrease) in Net Assets	(8,834,878)	(9,516,208)
NET ASSETS:
Beginning year	470,118,936	479,635,144

End of year	$461,284,058	$470,118,936

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $3,717, $84,339, and $18,243 for the Class A, C, and I shares, respectively.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the advisor) which acts as the Distributor of the Fund shares. For the year ended September 30, 2004, the Distributor has advised the Fund that it earned net commissions aggregating $2,334 from the sale of Class A shares and collected contingent deferred sales charges aggregating $9,182 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2004, are set forth in the statement of operations. Distribution fees in the amount of $235,631 were waived for Class C shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended September 30, 2004 fees paid indirectly were $1,925.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE 4 — SHARES OF BENEFICIAL INTEREST

At September 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,635,509	$62,513,224	6,705,141	$90,330,472
Shares issued to shareholders in reinvestment of dividends	621,472	8,358,310	649,800	8,760,445
Shares repurchased	(6,560,558)	(88,236,956)	(8,890,248)	(119,643,484)

Net Increase (Decrease)	(1,303,577)	$(17,365,422)	(1,535,307)	$(20,552,567)

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	946,921	$12,804,296	1,632,604	$22,060,706
Shares issued to shareholders in reinvestment of dividends	111,651	1,503,248	102,429	1,382,647
Shares repurchased	(1,234,469)	(16,575,105)	(709,799)	(9,565,707)

Net Increase (Decrease)	(175,897)	$(2,267,561)	1,025,234	$13,877,646

Class I Shares
Shares sold	1,489,564	$19,943,017	807,931	$10,899,236
Shares issued to shareholders in reinvestment of dividends	46,460	623,829	39,457	531,139
Shares repurchased	(506,745)	(6,808,852)	(762,688)	(10,255,480)

Net Increase (Decrease)	1,029,279	$13,757,994	84,700	$1,174,895

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2004, the Fund had purchase and sale transactions (excluding short-term securities) of $51,778,251 and $77,812,258, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$431,268,214

Gross unrealized appreciation on a tax basis	$26,374,672
Gross unrealized depreciation on a tax basis	(256,209)

Net unrealized appreciation (depreciation) on investments (tax basis)	$26,118,463

At September 30, 2004, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2004, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire as follows:

2005	$200,249
2006	27,737
2007	6,140
2008	2,563,342
2009	2,374,508
2011	11,597
2012	4,297,982

$9,481,555

During the year ended September 30, 2004, $2,201,912 of capital loss carry forwards from prior years expired.

At September 30, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $742,374. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

In order to account for book/tax differences, the Fund increased accumulated net realized gain (loss) by $2,202,423, decreased over-distributed net investment income (loss) by $2,268 and decreased net paid in capital paid in on shares of beneficial interest by $2,200,155. Reclassifications result primarily from an expired capital loss carry forward.

All dividends paid by the Fund for the years ended September 30, 2004 and September 30, 2003, represent tax exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

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FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.56	$13.67	$13.28	$12.78	$13.00

Income from investment operations:
Net investment income	0.52	0.52	0.56	0.62	0.63
Net realized and unrealized gain (loss) on investments	(0.08)	(0.11)	0.39	0.50	(0.22)

Total from investment operations	0.44	0.41	0.95	1.12	0.41
Less dividends from:
Net investment income	(0.52)	(0.52)	(0.56)	(0.62)	(0.63)

Change in net asset value	(0.08)	(0.11)	0.39	0.50	(0.22)
NET ASSET VALUE, end of year	$13.48	$13.56	$13.67	$13.28	$12.78

RATIOS/SUPPLEMENTAL DATA
Total return (a)	3.29%	3.11%	7.39%	8.94%	3.23%
Ratios to average net assets:
Net investment income	3.83%	3.87%	4.23%	4.73%	4.89%
Expenses, after expense reductions	0.98%	0.99%	0.92%	0.82%	0.89%
Expenses, after expense reductions and net of custody credits	0.98%	0.99%	0.92%	—	—
Expenses, before expense reductions	0.98%	1.00%	1.00%	1.02%	1.02%
Portfolio turnover rate	11.81%	15.13%	16.36%	18.24%	21.97%
Net assets at end of year (000)	$370,227	$390,080	$414,150	$338,931	$322,942

(a) Sales loads are not reflected in computing total return.

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FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.58	$13.69	$13.30	$12.79	$13.02

Income from investment operations:
Net investment income	0.48	0.47	0.51	0.57	0.57
Net realized and unrealized gain (loss) on investments	(0.08)	(0.11)	0.39	0.51	(0.23)

Total from investment operations	0.40	0.36	0.90	1.08	0.34
Less dividends from:
Net investment income	(0.48)	(0.47)	(0.51)	(0.57)	(0.57)

Change in net asset value	(0.08)	(0.11)	0.39	0.51	(0.23)
NET ASSET VALUE, end of year	$13.50	$13.58	$13.69	$13.30	$12.79

RATIOS/SUPPLEMENTAL DATA
Total return	3.02%	2.73%	6.97%	8.59%	2.70%
Ratios to average net assets:
Net investment income	3.57%	3.50%	3.84%	4.33%	4.44%
Expenses, after expense reductions	1.24%	1.35%	1.30%	1.21%	1.34%
Expenses, after expense reductions and net of custody credits	1.24%	1.35%	1.30%	—	—
Expenses, before expense reductions	1.78%	1.80%	1.80%	1.83%	1.83%
Portfolio turnover rate	11.81%	15.13%	16.36%	18.24%	21.97%
Net assets at end of year (000)	$57,979	$60,707	$47,155	$40,002	$33,353

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FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.54	$13.65	$13.26	$12.76	$12.98

Income from investment operations:
Net investment income	0.56	0.57	0.61	0.65	0.65
Net realized and unrealized gain (loss) on investments	(0.08)	(0.11)	0.39	0.50	(0.22)

Total from investment operations	0.48	0.46	1.00	1.15	0.43
Less dividends from:
Net investment income	(0.56)	(0.57)	(0.61)	(0.65)	(0.65)

Change in net asset value	(0.08)	(0.11)	0.39	0.50	(0.22)
NET ASSET VALUE, end of year	$13.46	$13.54	$13.65	$13.26	$12.76

RATIOS/SUPPLEMENTAL DATA
Total return	3.61%	3.49%	7.75%	9.23%	3.45%
Ratios to average net assets:
Net investment income	4.12%	4.23%	4.57%	4.99%	5.10%
Expenses, after expense reductions	0.67%	0.62%	0.58%	0.55%	0.68%
Expenses, after expense reductions and net of custody credits	0.67%	0.62%	0.58%	—	—
Expenses, before expense reductions	0.75%	0.80%	0.79%	0.79%	0.80%
Portfolio turnover rate	11.81%	15.13%	16.36%	18.24%	21.97%
Net assets at end of year (000)	$33,079	$19,333	$18,330	$17,258	$17,563

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SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2004

CUSIPS: CLASS A – 885-215-202, CLASS C – 885-215-780, CLASS I – 885-215-673
NASDAQ SYMBOLS: CLASS A – THIMX, CLASS C – THMCX, CLASS I – THMIX

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
ALABAMA (2.60%)
$800,000	Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$905,048
2,000,000	Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	2,208,620
1,515,000	East Alabama Health Care Authority Tax Anticipation Series A, 4.00% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,571,934
1,600,000	Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,798,272
5,500,000	McIntosh Alabama Industrial Development Board Environmental Dailly Refunding Specialty D, 1.75% due 7/1/2028 put 10/1/2004 (daily demand notes)	P1/A-1	5,500,000
ALASKA (0.50%)
955,000	Alaska Energy Authority Power Revenue Refunding Bradley Lake Fourth Series, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	1,109,892
485,000	Anchorage Alaska, 5.25% due 10/1/2008 (Insured: FGIC)	Aaa/AAA	501,359
500,000	Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	590,610
ARIZONA (2.40%)
4,580,000	Maricopa County Industrial Development Capital Appreciation Series B, 4.80% due 12/1/2031 put 12/1/2004 (Waste Management Inc. Project)	NR/BBB	4,596,855
2,000,000	Mohave County Industrial Development Correctional Facilities Series A, 5.00% due 4/1/2007 (Mohave Prison LLC Project; Insured: XLCA)	Aaa/AAA	2,139,180
2,715,000	Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021 (Arizona Charter Schools Project)	Baa3/NR	2,826,559
400,000	Tucson G.O. Series D, 9.75% due 7/1/2012 (ETM)*	Aa3/AA	571,184
500,000	Tucson G. O. Series D, 9.75% due 7/1/2013 (ETM)*	Aa3/AA	731,520
ARKANSAS (0.60%)
1,135,000	Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012 (Regional Medical Center Project)	NR/A	1,259,453
1,200,000	Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013 (Regional Medical Center Project)	NR/A	1,320,984
CALIFORNIA (9.20%)
3,000,000	California Department of Water Resources Power Series A, 5.75% due 5/1/2017	A2/BBB+	3,383,700
675,000	California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	713,239
8,000,000	California State Economic Recovery Series C-1, 1.80% due 7/1/2023 put 10/1/2004 (Guaranty: Landesbank) (daily demand notes)	VMIG1/A1+	8,000,000
2,200,000	California State Series A-3, 1.73% due 5/1/2033 put 10/1/2004 (daily demand notes)	VMIG1/A1+	2,200,000
4,500,000	California Statewide Community Development Authority Certificate of Participation, 5.50% due 10/1/2007 (Unihealth America Project; Insured: AMBAC) (ETM)*	Aaa/AAA	4,952,655
1,000,000	Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)*	Aaa/AAA	1,187,190
1,740,000	Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/2007 (Center for the Arts Project; Insured: AMBAC)	Aaa/AAA	1,546,268
2,140,000	Golden West Schools Financing Authority Capital Appreciation, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	1,029,896
1,000,000	Irvine Improvement Bond Act 1915 Adjusted Assessment District, 1.73% due 9/2/2024 put 10/1/2004 (daily demand notes)	VMIG1/A-1	1,000,000
500,000	Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018 pre-refunded 8/1/2005	Baa3/NR	529,035
11,050,000	Metropolitan Water District Southern California Waterworks Revenue Series C-1, 1.80% due 7/1/2036 put 10/1/2004 (daily demand notes)	VMIG1/A1+	11,050,000
2,280,000	Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	2,352,823
500,000	San Diego County Water Authority Revenue & Refunding Series 1993-A, 9.515% due 4/25/2007 (Insured: FGIC)	Aaa/AAA	589,220
145,000	San Marcos Certificate of Participation Series C, 0% due 8/15/2005 (ETM)*	NR/AAA	142,882
740,000	San Marcos Certificate of Participation Series D, 0% due 9/2/2005 (ETM)*	NR/AAA	728,530

Certified Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,480,000	Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	$1,584,088
800,000	Sulphur Springs School District G.O. Series B, 5.70% due 3/1/2005	NR/A	813,216
215,000	Sunline Transit Agency Certificate of Participation Series A, 5.75% due 7/1/2005	A2/NR	219,281
COLORADO (4.80%)
1,265,000	Adams County Communication Center Series A, 5.75% due 12/1/2016	Baa1/NR	1,337,447
80,000	Arvada Industrial Development Revenue, 5.25% due 12/1/2007 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	81,079
450,000	Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	465,917
1,000,000	Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,122,330
2,000,000	Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/A1+	2,133,440
500,000	Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Charter School Cherry Creek Project)	Baa2/NR	515,715
35,000	Colorado Housing Finance Authority Single Family Program Subordinated Series C, 5.75% due 10/1/2007 A1/A+		35,003
1,570,000	Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20% due 12/1/2008	A2/NR	1,611,574
2,465,000	Denver City & County Certificates of Participation Series B, 5.00% due 12/1/2011	Aa2/AA	2,723,529
500,000	El Paso County School District 11, 7.10% due 12/1/2013	Aa3/AA-	636,595
675,000	Glendale Certificates of Participation, 5.40% due 8/15/2008 (Education Center Project)	NR/BBB+	687,724
2,395,000	Interstate South Metropolitan District Refunding, 6.00% due 12/1/2020 (LOC: BNP Paribas)	NR/AA	2,443,810
2,830,000	Larimer County G.O., 8.45% due 12/15/2005 (Poudre School District Project)	Aa3/NR	3,051,476
1,005,000	Northwest Parkway Public Highway Authority Capital Appreciation Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	807,648
2,500,000	Plaza Metropolitan District 1 Colorado Revenue Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,612,425
1,370,000	Southlands Metropolitan District Number 1 G.O., 7.00% due 12/1/2024	NR/NR	1,365,424
350,000	Superior Metropolitan District 1 Water Refunding & Improvement Series B, 5.45% due 12/1/2020 put 12/1/2004 @ 100 (LOC: Allied Irish)	NR/A	351,858
45,000	Thornton County Single Family Mortgage Revenue Series 1992-A, 8.05% due 8/1/2009	A3/NR	45,027
DELAWARE (0.40%)
1,500,000	Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,599,345
DISTRICT OF COLUMBIA (1.10%)
600,000	District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)*	Aaa/AAA	660,846
3,000,000	District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,580,140
1,500,000	District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2019 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	754,020
FLORIDA (3.20%)
745,000	Brevard County School Board Certificates of Participation Series A, 5.00% due 7/1/2005 (Insured: AMBAC)	Aaa/AAA	763,290
1,500,000	Broward County Resource Recovery Revenue, 5.00% due 12/1/2007	A3/AA-	1,609,410
1,000,000	Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	1,121,020
25,000	Duval County HFA Single Family Housing Revenue Series 94, 6.10% due 4/1/2006 (Collateralized: GNMA)	Aaa/NR	25,566
20,000	Duval County HFA Single Family Housing Revenue Series 94, 6.10% due 10/1/2006 (Collateralized: GNMA)	Aaa/NR	20,452
1,000,000	Duval County Multi Family Housing Revenue Refunding, 5.90% due 9/1/2016 (St. Augustine Apartments Project)	NR/A+	1,037,050
1,605,000	Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,626,635
3,000,000	Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Project; Insured: AMBAC)	Aaa/NR	3,084,150
1,200,000	Florida Board of Education Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa2/AA+	1,357,776
2,000,000	Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008 (Cypress Trail Apartments Project; Guaranty: Axa Reinsurance)	NR/AA-	2,078,580
650,000	Pensacola Apartment Revenue Series A, 6.25% due 10/1/2004 (Insured: MBIA)	Aaa/AAA	650,078
1,000,000	Turtle Run Community Development District Refunding Water Management Benefit Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,088,140

18 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
GEORGIA (0.10%)
$235,000	Georgia Municipal Electric Authority Power Revenue Unrefunded Series Y, 10.00% due 1/1/2010	A2/NR	$310,743
HAWAII (0.80%)
2,000,000	Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	2,420,460
970,000	Hawaii Housing Finance Development Corp. Series B, 5.85% due 7/1/2017 (Collateralized: FNMA)	Aaa/AAA	992,601
IDAHO (0.20%)
985,000	Boise City Industrial Development Corp., 5.40% due 12/15/2009 (Western Trailer Co. Project; LOC: First Security)	Aaa/NR	988,605
ILLINOIS (12.50%)
1,930,000	Bedford Park Tax Increment Revenue Refunding Series 1993, 8.00% due 12/1/2010 pre-refunded 12/1/2004	NR/BBB-	1,950,593
300,000	Central Lake County Joint Action Water Agency Series 1991, 0% due 5/1/2005 (Insured: MBIA)	Aaa/AAA	297,051
800,000	Champaign County Community Unit Series C, 0% due 1/1/2011 pre-refunded 1/1/2010 @ 94.672 (Insured: FGIC)	Aaa/AAA	634,128
3,020,000	Chicago Housing Authority Capital, 5.00% due 7/1/2008	Aa3/AA	3,254,986
600,000	Chicago Park District Harbor, 5.75% due 1/1/2011	A2/NR	687,882
2,285,000	Chicago Tax Increment Allocation Lincoln Belmont A, 5.30% due 1/1/2014 (Insured: ACA)	NR/A	2,374,915
650,000	Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	740,447
885,000	Cicero Refunding Tax Increment Series A, 4.50% due 1/1/2008 (Insured: FGIC)	Aaa/AAA	941,932
500,000	Cook County Capital Improvement, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	539,540
4,200,000	Cook County School District Class A, 0% due 12/1/2022	NR/NR	1,447,404
655,000	Du Page County School District Capital Appreciation, 0% due 2/1/2010 (Insured: FGIC)	Aaa/NR	544,495
1,500,000	Freeport Illinois, 5.375% due 1/1/2018	Aaa/AAA	1,650,300
2,860,000	Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Insured: MBIA)	Aaa/AAA	3,301,126
720,000	Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	754,121
500,000	Illinois Development Financing Authority, 7.125% due 3/15/2007 (Children’s Home & Aid Society Project; LOC: Bank One)	NR/A-1	502,075
2,400,000	Illinois Development Financing Authority Debt Restructuring Revenue Series 1994, 7.25% due 11/15/2009 (East St. Louis Project)	NR/A	2,463,432
1,160,000	Illinois Educational Facilities Authority Revenues Adjusted Medium Term, 4.75% due 11/1/2036 put 11/1/2016 @ 100 (Field Museum Project)	A2/A	1,198,802
475,000	Illinois Educational Facilities Authority Revenues Capital Appreciation, 0% due 7/1/2014 pre-refunded 7/1/2009 @ 57.17 (Insured: MBIA)	Aaa/AAA	230,033
230,000	Illinois Educational Facilities Authority Revenues Loyola University A, 6.00% due 7/1/2012 (Insured: MBIA) (ETM)*	Aaa/AAA	270,441
1,500,000	Illinois Educational Facilities Authority Revenues Midwestern University B, 5.50% due 5/15/2018 (Insured: ACA)	NR/A	1,563,360
1,540,000	Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 5.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,618,325
770,000	Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2011 (ETM)*	Aaa/AAA	894,886
970,000	Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2012 (ETM)*	Aaa/AAA	1,126,917
1,055,000	Illinois Health Facilities Authority Revenue, 5.50% due 10/1/2009 (Decatur Memorial Hospital Project)	A2/A	1,158,422
101,000	Illinois Health Facilities Authority Revenue, 7.60% due 8/15/2010 (Insured: FSA)	Aaa/AAA	103,009
1,900,000	Illinois Health Facilities Authority Revenue, 5.75% due 8/15/2013 (Children’s Memorial Hospital Series A Project; Insured: AMBAC) pre-refunded 8/15/2009 @ 101	Aaa/AAA	2,171,225
990,000	Illinois Health Facilities Authority Revenue, 5.70% due 2/20/2021 (Midwest Care Center Project; Collateralized: GNMA)	Aaa/NR	1,067,992
1,250,000	Illinois Health Facilities Authority Revenue Healthcare Systems, 6.25% due 11/15/2019 (OSF Healthcare Project)	A2/A	1,340,025
32,000	Illinois Health Facilities Authority Revenue Series A, 7.60% due 8/15/2010 (Insured: FSA)	Aaa/AAA	33,764
1,205,000	Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development Project) (Insured: FGIC)	Aaa/AAA	1,325,777

Certified Annual Report 19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$680,000	Jackson & Williamson Countys, Illinois, 7.50% due 12/1/2009 (Insured: AMBAC)	Aaa/AAA	$827,703
5,550,000	Lake County Community High School Capital Appreciation Series B, 0% due 12/1/2012 (Insured: FGIC)	Aaa/NR	4,043,896
755,000	Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)	Aaa/AAA	833,724
710,000	McHenry County School District Woodstock G.O., 6.80% due 1/1/2006 (Insured: FSA)	Aaa/AAA	752,841
1,015,000	Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,204,064
800,000	Sangamon County Property Tax Lease Receipts, 7.45% due 11/15/2006	Aa3/NR	850,376
2,400,000	Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards Project)	NR/A	2,582,040
1,170,000	Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Collateralized: GNMA)	Aaa/AAA	1,282,367
1,600,000	Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Collateralized: GNMA)	Aaa/AAA	1,742,192
1,425,000	Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	960,906
500,000	Southwestern Illinois Development Authority Revenue, 5.375% due 8/15/2015	Baa2/BBB+	511,815
1,590,000	University of Illinois Revenue Capital Appreciation, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,072,169
1,000,000	West Chicago Industrial Development Revenue, 6.90% due 9/1/2024 (Leggett & Platt Inc. Project)	NR/A+	1,023,900
1,000,000	Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,098,400
3,000,000	Will County Community School 365-U Capital Appreciation, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	2,307,060
INDIANA (6.50%)
895,000	Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	956,683
1,355,000	Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology Project)	NR/NR	1,483,861
1,000,000	Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured: AMBAC)	Aaa/NR	1,107,020
1,000,000	Boone County Hospital Association, 5.625% due 1/15/2015 (Insured: FGIC)	Aaa/AAA	1,124,190
1,515,000	Dyer Redevelopment Authority, 6.40% due 7/15/2015	NR/BBB+	1,668,030
1,910,000	Dyer Redevelopment Authority, 6.50% due 7/15/2016	NR/BBB+	2,102,146
350,000	East Chicago Elementary School Building First Mortgage Series A, 6.25% due 7/5/2008	NR/A	391,465
1,000,000	Gary Building Corp.- Lake County First Mortgage Series 1994-B, 8.25% due 7/1/2010 (Sears Building Project)	NR/NR	1,029,680
1,020,000	Goshen Chandler School Building Capital Appreciation Refunding,0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	811,736
2,600,000	Hamilton Southeastern Indiana, 6.25% due 7/15/2006 (North Delaware School Building Project; Insured: AMBAC)	Aaa/AAA	2,794,948
1,000,000	Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist Memorial Project)	NR/NR	1,059,470
700,000	Indiana Bond Bank Common School Fund Advanced Purchase Funding, 5.00% due 2/1/2009 (Insured: AMBAC)	Aaa/AAA	764,925
1,500,000	Indiana Bond Bank Special Program Hendrick’s Redevelopment Series B, 6.20% due 2/1/2023 (LOC: Canadian Imperial Bank) pre-refunded 2/1/2007 @ 102	NR/A+	1,670,430
575,000	Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)*	NR/AAA	576,857
1,000,000	Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 (Clarian Health Obligation Group Project; Insured: MBIA)	Aaa/AAA	1,107,400
910,000	Indiana Public School Building Corp. First Mortgage, 6.00% due 7/5/2007 (Insured: State Aid Withholding) (b)	NR/AA	1,001,346
1,065,000	Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015 (University of Indianapolis Project)	NR/A-	1,164,599
1,025,000	Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016 (University of Indianapolis Project)	NR/A-	1,121,709
500,000	Indianapolis Economic Development Revenue, 5.50% due 6/1/2014	Aa3/NR	553,570
740,000	Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)*	Aa2/NR	639,345
500,000	Portage Township Multi School Bldg., 5.50% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	566,560
2,680,000	Rockport Pollution Control Revenue Series A, 4.90% due 6/1/2025 put 6/1/2007 (Indiana Michigan Power Co. Project)	Baa2/BBB	2,768,628
1,200,000	Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012	NR/AA-	1,358,436
1,685,000	West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC and State Aid Withholding)	Aaa/AAA	1,923,545
IOWA (1.90%)
1,780,000	Iowa Department of General Services Certificate of Participation Series 1992, 6.50% due 7/1/2006 (Insured: AMBAC) (ETM)*	Aaa/AAA	1,786,942
1,000,000	Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center Project)	A1/NR	1,103,420
1,000,000	Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity Regional Hospital Project; Insured: FSA)	Aaa/AAA	1,163,980
1,000,000	Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016	A1/NR	1,122,310

20 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$2,000,000	Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives Project)	Aa2/AA	$2,211,600
1,250,000	Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due 12/1/2015	Aa3/AA-	1,369,650
KANSAS (1.00%)
4,200,000	Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019 (Christi Health System Project)	NR/A+	4,710,510
KENTUCKY (1.20%)
4,000,000	Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2015 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	4,348,560
570,000	Paintsville First Mortgage Revenue Refunding Series 1991, 8.65% due 9/1/2005 (Paul B. Hall Medical Center Project)	NR/NR	573,414
725,000	Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC: Allied Irish Bank PLC)	NR/NR	765,296
LOUISIANA (1.90%)
666	East Baton Rouge Mortgage Financing Authority Purchase Revenue, 8.25% due 2/25/2011 (Collateralized: GNMA)	Aaa/AAA	673
1,595,000	Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,781,009
390,000	Louisiana Local Govt. Environment Series A, 4.10% due 9/1/2007 (Housing Bellemont Apts. Project)	Baa1/NR	390,308
3,250,000	Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A-	13,357,835
3,000,000	Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013 (International Paper Co. Project)	Baa2/BBB	3,220,110
MASSACHUSETTS (0.50%)
1,205,000	Massachusetts Development Finance Agency Refunding, 6.25% due 1/1/2015 (Odd Fellows Home Project)	NR/NR	1,117,891
1,100,000	Massachusetts Industrial Financing Agency Revenue Series A, 6.125% due 12/1/2011 (Insured: MBIA)	Aaa/AAA	1,121,582
MICHIGAN (1.40%)
650,000	Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014 (Borgess Medical Center Project) (ETM)*	Aaa/AAA	788,385
1,000,000	Kent Hospital Finance Authority Michigan Hospital, 7.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,205,320
2,450,000	Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,713,718
1,530,000	Southfield Economic Development Corp. Refunding Revenue N.W. 12 Limited Partnership, 7.25% due 12/1/2010	NR/NR	1,527,307
MINNESOTA (0.50%)
1,000,000	Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,070,470
550,000	New Ulm Minnesota Independent School District Number 088, 5.45% due 2/1/2012 crossover refunded 2/1/2005 @100 (Insured: FSA)	Aaa/AAA	556,738
700,000	Southern Minnesota Municipal Power Agency Supply, pre-refunded to various dates, Series A, 5.75% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	718,214
MISSISSIPPI (0.50%)
1,500,000	Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009	A2/NR	1,503,090
635,000	Mississippi Hospital Equipment Revenue, 6.40% due 1/1/2007 (Rush Foundation Project; Guaranty: Connie Lee)	Baa3/AAA	655,187
MISSOURI (1.00%)
2,025,000	Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018 (Lutheran Home Aged Project; LOC: Commerce Bank)	A2/NR	2,112,237
1,310,000	Platte County Missouri Certificates of Participation, 4 .00% due 9/1/2006	NR/AA-	1,357,972
1,175,000	St. Louis Municipal Finance Corp. Leasehold Revenue, 6.25% due 2/15/2012 pre-refunded 2/1/2005	Aaa/AAA	1,195,398
NEBRASKA (0.20%)
845,000	Madison County Hospital Authority 1 Hospital Revenue,5.50% due 7/1/2014 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	922,672

Certified Annual Report 21

SCHEDULE OF INVESTMENT, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
NEVADA (1.50%)
$640,000	Clark County Pollution Control Revenue Series B, 6.60% due 6/1/2019 (Nevada Power Company Project; Insured: FGIC)	Aaa/AAA	$650,086
1,220,000	Las Vegas Special Improvement District Refunding Senior Local Improvement Series A, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,344,891
2,600,000	Washoe County Capital Appreciation Reno Sparks Series B, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,023,086
2,350,000	Washoe County School District Refunding Series B, 5.00% due 6/1/2010 (Insured: FGIC)	Aaa/AAA	2,593,014
NEW HAMPSHIRE (1.90%)
5,140,000	Manchester Housing & Redevelopment Authority, 0% due 1/1/2017 (Insured: Radian/ACA)	NR/AA	2,736,999
4,990,000	Manchester Housing & Redevelopment Authority Capital Appreciation Series B, 0% due 1/1/2016 (Insured: Radian/ACA)	NR/AA	2,778,981
3,000,000	New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014	A3/BBB+	3,233,220
NEW JERSEY (1.80%)
265,000	New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living Development Project; LOC: PNC Bank)	A3/A	266,155
2,300,000	New Jersey State Transit Corp. Federal Transit Administration Grants Series B, 5.50% due 9/15/2007 (Insured: AMBAC)	Aaa/AAA	2,504,746
5,000,000	New Jersey State Transport Trust Fund Authority Series C, 5.50% due 6/15/2017 (Transportation Systems Project)	A1/A+	5,581,700
NEW MEXICO (0.90%)
2,380,000	Albuquerque Airport Revenue Refunding, 5.00% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	2,559,904
200,000	Albuquerque Gross Receipt and Lodgers Tax, 1.69% due 7/1/2023 put 10/7/2004 (weekly demand note)	VMIG1/A1+	200,000
1,450,000	Farmington Pollution Control Revenue, 1.73% due 9/1/2024 put 10/1/2004 (LOC: Barclays Bank) (daily demand notes)	P1/A1+	1,450,000
NEW YORK (3.10%)
2,000,000	Long Island Power Authority General Series B, 5.00% due 12/1/2006	Baa1/A-	2,114,580
1,080,000	Metro Transportation Authority New York Service Control Series B, 5.25% due 7/1/2006	A3/AA-	1,140,707
1,000,000	Nassau Health Care Corp., 6.00% due 8/1/2011 (Insured: FSA)	Aaa/AAA	1,152,480
1,175,000	New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee Francais De New York Project; Insured: ACA)	NR/A	1,246,428
800,000	New York City Municipal Water Finance Authority, 1.73% due 6/15/2024 put 10/1/2004 (daily demand notes)	VMI G1/A1+	800,000
1,400,000	New York City Refunding Series H, 1.73% due 8/1/2014 put 10/1/2004 (Insured: FSA) (daily demand notes)	VMIG1/A1+	1,400,000
700,000	New York City Refunding Series H, 1.73% due 8/1/2022 put 10/1/2004 (Insured: FSA) (daily demand notes)	VMIG1/A1+	700,000
875,000	New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art Project; Insured: ACA)	NR/A	935,226
220,000	New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007 @ 100	A3/AAA	246,763
910,000	New York New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006 @ 101.50	Aaa/AAA	992,373
1,025,000	New York New York Series E, 6.00% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	1,108,343
2,200,000	Port Authority New York & New Jersey Special Obligation, 6.25% due 12/1/2011 (JFK International Air Terminal 6 Project) (Insured: MBIA)	Aaa/AAA	2,511,344
NORTH CAROLINA (0.30%)
1,200,000	North Carolina Eastern Municipal Power Refunding Series A, 5.70% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,313,772
NORTH DAKOTA (0.10%)
365,000	Grand Forks Health Care System Revenue Bonds Series 1997, 6.25% due 8/15/2006 (Altra Health Systems Obligated Group Project; Insured: MBIA)	Aaa/AAA	392,634
OHIO (2.00%)
1,000,000	Butler County Transportation Improvement, 6.00% due 4/1/2010 (Insured: FSA)	Aaa/AAA	1,132,850
1,530,000	Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,589,119

22 Certified Annual Report

SCHEDULE OF INVESTMENT, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,100,000	Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010 (Heinzerling Foundation Project; LOC: Banc One)	Aa2/NR	$1,149,071
500,000	Franklin County Hospital, 5.80% due 12/1/2005 (Doctors Project) (ETM)*	A3/NR	511,665
575,000	North Ridgeville Economic Development, 0% due 2/1/2015	NR/A	246,129
2,000,000	Ohio Pollution Control Revenue Refunding, 5.625% due 3/1/2015 (General Motors Corp. Project)	Baa1/BBB	2,183,700
1,600,000	Ohio State Higher Educational Facility Revenue, 5.05% due 7/1/2037 put 7/1/16 (Kenyon College Project)	A2/A	1,718,880
760,000	Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aaa/NR	817,752
OKLAHOMA (2.40%)
175,000	Grady County Industrial Authority Correctional Facilities, 5.00% due 11/1/2004 (Insured: MBIA)	Aaa/AAA	175,507
1,020,000	Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	921,652
500,000	Oklahoma City Municipal Water & Sewer Capital Appreciation Series C, 0% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	482,610
1,125,000	Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	882,956
1,485,000	Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,053,578
825,000	Oklahoma Development Finance Authority Hospital Association Pooled Hospital A, 5.40% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	922,837
750,000	Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris Baptist Project; Insured: AMBAC)	Aaa/AAA	860,977
2,800,000	Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007	Aa3/A+	2,978,668
1,485,000	Tulsa Industrial Development Authority Hospital Revenue, 6.10% due 2/15/2009 pre-refunded 2/15/2006 @ 100 (St. John’s Medical Center Project)	Aa3/AA	1,570,358
500,000	Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/2006 (Ogden Martin Project; Insured: AMBAC)	Aaa/AAA	534,615
500,000	Woodward Municipal Hospital Authority Revenue Series 1994, 8.25% due 11/1/2009	NR/NR	510,390
OREGON (0.50%)
365,000	Albany Hospital Facility Authority Gross Revenue & Refunding Series 1994, 7.00% due 10/1/2005 (Mennonite Home Project)	NR/NR	371,391
800,000	Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due 5/1/2015 (Insured: Radian)	NR/AA	887,544
1,070,000	Oregon Economic Development Department of Revenue Series CLII, 7.70% due 12/1/2014 (Smokecraft Project; LOC: Seafirst Bank)	Aa2/NR	1,079,876
PENNSYLVANIA (2.10%)
380,000	Admiral Peary Area Vocational School, 5.25% due 2/1/2005 (state aid withheld)	NR/A	381,113
500,000	Allegheny County Hospital Development, 7.00% due 8/1/2015 (ETM)*	NR/AAA	630,470
1,400,000	Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South Hills Health Systems Project)	Baa1/NR	1,471,274
600,000	Allegheny County Ind. Development Authority Health & Housing Facilities Revenue Refunding Series B, 1.80% due 7/1/2027 put 10/1/2004 (Longwood Project; Insured: Radian) (daily demand notes)	NR/A1+	600,000
1,750,000	Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010 (Panther Creek Partners Project)	NR/BBB-	1,892,048
795,000	Lancaster County Capital Appreciation Series B, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	533,532
800,000	Lancaster County Capital Appreciation Series B, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	504,480
785,000	Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	870,573
800,000	McKeesport Area School District Series B, 0% due 10/1/2004	NR/A	799,952
2,032,839	Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	638,007
500,000	Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	551,685
480,000	Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	532,133
RHODE ISLAND (1.30%)
1,840,000	Providence Series C, 5.50% due 1/15/2011 (Insured: FGIC)	Aaa/AAA	2,083,266
1,325,000	Rhode Island Health & Education Building Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA-	1,412,927

Certified Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,000,000	Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AAA	$1,105,660
1,065,000	Rhode Island Health & Education Building Refunding Higher Education State University, 5.00% due 3/15/2014 (Insured: Radian)	NR/AA	1,139,433
SOUTH CAROLINA (0.70%)
3,100,000	Darlington County Industrial Development, 6.00% due 4/1/2026 (Sonoco Products Co. Project)	A2/A-	3,264,765
SOUTH DAKOTA (0.20%)
1,000,000	South Dakota Housing Development Authority Homeownership Series B, 4.85% due 5/1/2009	Aa1/AAA	1,066,800
TENNESSEE (0.50%)
2,000,000	Knox County Health, 1.00% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	2,093,260
TEXAS (14.70%)
1,250,000	Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 (Army Retirement Residence Project)	NR/BBB-	1,318,663
600,000	Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)	Aaa/NR	648,954
1,035,000	Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)	Aaa/NR	1,111,279
2,000,000	Bexar County Housing Finance Corp., 6.50% due 12/1/2021	A3/NR	2,025,920
1,120,000	Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apts.A Project; Insured: MBIA)	Aaa/NR	1,191,960
1,270,000	Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apts.A Project; Insured: MBIA)	Aaa/NR	1,382,966
975,000	Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	1,042,285
800,000	Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	847,528
2,800,000	Birdville Independent School District Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,108,988
1,130,000	Carroll Independent School District Capital Appreciation Refunding, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	867,185
5,000,000	Coppell Independent School District Capital Appreciation Refunding, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	3,283,200
1,100,000	De Soto Independent School District Refunding, 5.125% due 8/15/2017 (Guaranty: PSF)	NR/AAA	1,102,552
3,000,000	Duncanville Independent School District Capital Appreciation Refunding Series B, 0% due 2/15/2016 (Guaranty: PSF)	Aaa/AAA	1,714,560
3,750,000	El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	2,955,450
2,500,000	El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	1,848,425
2,460,000	Ennis Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	1,775,751
2,490,000	Ennis Independent School District Refunding, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	1,720,490
2,525,000	Ennis Independent School District Refunding, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	1,636,781
1,000,000	Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009	Aa2/AA	1,104,310
1,320,000	Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center Project)	NR/BBB+	1,414,789
6,245,000	Hays Consolidated Independent School District Capital Appreciation, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/AAA	4,208,568
880,000	Houston Water Conveyance System Contract Certificate of Participation Series F, 7.20% due 12/15/2004 (Insured: AMBAC)	Aaa/AAA	889,900
470,000	Irving Hospital Authority Series B, 5.80% due 7/1/2009 (Irving Healthcare Systems Project; Insured: FSA)	Aaa/AAA	483,080
1,500,000	Irving Waterworks & Sewer Revenue Refunding & Improvement, 5.375% due 8/15/2014	Aa2/AA	1,672,815
1,200,000	Lubbock Texas Health Facilities Development Corp., 5.25% due 7/1/2013 (St. Joseph Health Systems Project)	Aa3/AA-	1,265,928
1,420,000	Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,018,353
1,000,000	Midlothian Independent School District Capital Appreciation Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	753,210
735,000	Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	Baa2/AA	826,368
500,000	Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	Baa2/AA	557,435
500,000	North Central Texas Health Facility Development Refunding, 5.50% due 5/15/2013 (Baylor Health Care Systems Project)	Aa3/AA-	521,685
1,000,000	Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)	Aaa/AAA	1,123,350
1,000,000	Sabine River Authority Texas Pollution Refunding Series A, 5.80% due 7/1/2022 (TXU Energy Co. Project)	Baa2/BBB	1,022,310
3,000,000	Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016	Baa2/BBB-	3,276,450

24 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,775,000	Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	$2,088,252
3,500,000	Tarrant County Health Facilities, 6.625% due 11/15/2020 (Adventist/Sunbelt)	A2/A	3,871,840
500,000	Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009 (Wadley Regional Medical Center Project; Insured: MBIA)	Aaa/AAA	563,435
2,500,000	Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	2,864,200
2,000,000	Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,254,700
3,000,000	Travis County Health Facilities Development Series A, 6.25% due 11/15/2014 (Ascension Health Project; Insured: MBIA) pre-refunded 11/15/2009 @ 101	Aaa/AAA	3,509,790
600,000	Upper Trinity Regional Water District Regional Treated Water Supply Systems Series A, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	699,012
870,000	Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health)	Aa2/AAA	1,011,158
1,050,000	Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health)	Aa2/AAA	1,220,362
500,000	West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	545,500
UTAH (1.00%)
1,085,000	Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 (Insured: AMBAC)	Aaa/AAA	1,209,439
595,000	Utah Board of Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013	NR/AA	659,355
1,000,000	Utah County Municipal Building Authority, 5.50% due 11/1/2016 (Insured: AMBAC)	Aaa/NR	1,125,860
520,000	Utah Housing Finance Agency, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	547,945
125,000	Utah Housing Finance Agency Single Family Mortgage D-2 Class I, 5.85% due 7/1/2015	Aa2/AA	125,857
940,000	Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00% due 10/1/2012 (Insured: AMBAC)	Aaa/NR	1,040,787
VIRGINIA (2.80%)
2,000,000	Alexandria Industrial Development Authority, 5.90% due 10/1/2020 (Insured: AMBAC)	Aaa/AAA	2,292,800
1,500,000	Alexandria Industrial Development Authority Institute For Defense Analyses Series A, 6.00% due 10/1/2014 (Insured: AMBAC)	Aaa/AAA	1,743,255
1,590,000	Alexandria Industrial Development Authority Institute For Defense Analyses Series A, 6.00% due 10/1/2015 (Insured: AMBAC)	Aaa/AAA	1,845,481
500,000	Arlington County Industrial Development, 6.30% due 7/1/2016 pre-refunded 7/1/2005 @ 102	NR/A	527,380
1,000,000	Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,109,150
795,000	Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00% due 10/1/2021 (Insured: MBIA) (ETM)*	Aaa/AAA	795,175
1,635,000	Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,804,092
2,210,000	Spotsylvania County Industrial Development, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders Project; LOC: Deutsche Bank)	NR/NR	2,308,698
500,000	Virginia College Building Authority, 5.55% due 11/1/2019 put 11/1/2004 @ 100 (University of Richmond Project)	Aa1/AA	501,710
WASHINGTON (6.30%)
1,500,000	Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012 (Insured: FSA)	Aaa/AAA	1,708,350
940,000	Chelan County Public Utility District Refunding Series B, 4.50% due 7/1/2005 (Chelan Hydro Electric Project; Insured: FGIC) (a)	Aaa/AAA	943,140
1,000,000	Energy Northwest Washington Series A, 5 due 7/1/2015 (Wind Project)	A3/A-	1,059,510
745,000	Energy Northwest Washington Series B, 5 due 7/1/2009 (Wind Project)	A3/A-	786,213
285,000	Grant County Public Utility District-2 Wanapum Hydro Electric Revenue Series C, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	299,535
500,000	Snohomish County Public Utility 001 Systems Notes, 5.00% due 12/1/2005	A1/SP1+	518,065
750,000	Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)	Aaa/AAA	845,303
1,350,000	University of Washington Revenue Refunding, 5.25% due 8/15/2009 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	1,490,049

Certified Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$3,500,000	Vancouver Downtown Redevelopment Senior Series A, 5.50% due 1/1/2018 (Conference Center Project; Insured: ACA)	NR/A	$3,694,425
2,690,000	Washington Health Care Facilities, 5.50% due 12/1/2010 (Insured: MBIA)	Aaa/AAA	2,999,888
1,735,000	Washington Health Care Facilities, 6.00% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,990,218
1,945,000	Washington Health Care Facilities, 6.00% due 12/1/2015 (Insured: MBIA)	Aaa/AAA	2,210,843
1,500,000	Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)	Aaa/AAA	1,752,885
1,025,000	Washington Health Care Facilities Sea Mar Community Health Center, 5.60% due 1/1/2018 (LOC: U.S. Bancorp)	Aa3/NR	1,102,346
500,000	Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project; Insured: Radian)	NR/AA	547,745
1,000,000	Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project; Insured: Radian)	NR/AA	1,103,720
1,000,000	Washington Public Power Supply Capital Appreciation Refunding Series B, 0% due 7/1/2011	Aaa/AA-	774,510
3,030,000	Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	3,301,064
960,000	Washington Public Power Supply System, 0% due 7/1/2010 (Project 3)	Aaa/AA-	781,421
1,000,000	Washington State Multi Family Mortgage Revenue, 6.30% due 1/1/2021 put 1/1/2011 @100 (LOC: US Bank N.A.)	NR/AA-	1,096,500
WEST VIRGINIA (0.20%)
1,000,000	Marshall County Pollution Control, 5.90% due 4/1/2022 (Insured: MBIA)	Aaa/AAA	1,006,900
WISCONSIN (0.70%)
60,000	Bass Lake PCRB, 6.50% due 4/1/2005 (Johnson Timber Corp. Project; Guaranty: SBA)	NR/NR	60,035
1,000,000	Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc. Project; Insured: Radian)	NR/AA	1,101,400
2,000,000	Wisconsin Housing & Economic Development Housing Series A, 5.875% due 11/1/2016 (Insured:AMBAC)	Aaa/AAA	2,145,300

	TOTAL INVESTMENTS (100%) (Cost $431,268,725)		$457,386,677

†	Credit ratings are unaudited.

*	Escrowed to maturity.

(a)	When issued security.

(b)	Segregated as collateral for a when issued security.

See notes to financial statements.

CREDIT RATING†

26 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of
Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

Certified Annual Report 27

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

     (1) transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A Shares,

(b)	a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase; and

     (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/01/04	9/30/04	4/1/04–9/30/04
Class A Shares
Actual	$1,000	$1,010.50	$4.96
Hypothetical*	$1,000	$1,020.07	$4.98

Class C Shares
Actual	$1,000	$1,009.20	$6.23
Hypothetical*	$1,000	$1,018.80	$6.26

Class I Shares
Actual	$1,000	$1,012.10	$3.36
Hypothetical*	$1,000	$1,021.66	$3.38

†Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; and I: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

28 Certified Annual Report

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Intermediate Municipal Fund Class A Total Returns, versus
Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index
(July 31, 1991 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended September 30, 2004 (with sales charge)

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
A Shares (Incep: 7/22/91)	1.20%	4.73%	5.11%	5.73%
C Shares (Incep: 9/1/94)	2.40%	4.77%	4.90%	4.76%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
A Shares (Incep: 7/22/91)	3.71%	2.54%	$13.48	$13.76
C Shares (Incep: 9/1/94)	3.45%	2.33%	$13.50	$13.50

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A Shares are sold with a maximum sales charge of 2.00%. C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

Certified Annual Report 29

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4) (6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2) (4)
Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5) (6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund,Inc.to 2004;director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002,and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

30 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4) (6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6) (7)
Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report 31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4) (6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant,Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers,1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32 Certified Annual Report

OTHER INFORMATION (UNAUDITED)

Thornburg Intermediate Municipal Fund	September 30, 2004

PORTFOLIO PROXY VOTING

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2004, one hundred percent of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Intermediate Municipal Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	—	—
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	—	—
Thornburg Value Fund	64,672,758.966	447,696.934	—	—
Thornburg International Value Fund	59,954,867.369	1,241,990.622	—	—
Thornburg Core Growth Fund	6,135,097.039	21,483.205	—	—
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	—	—
Total:	345,469,631.406	3,282,138.627	—	—

Certified Annual Report 33

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	—	—
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	—	—
Thornburg Value Fund	64,673,309.598	447,696.934	—	—
Thornburg International Value Fund	60,746,833.041	450,024.950	—	—
Thornburg Core Growth Fund	6,132,382.888	24,197.356	—	—
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	—	—
Total:	346,235,149.064	2,517,171.301	—	—
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	—	—
Thornburg Value Fund	64,693,947.421	446,508.479	—	—
Thornburg International Value Fund	60,752,533.146	444,324.845	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	—	—
Total:	346,310,480.812	2,461,288.921	—	—
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	—	—
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	—	—
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	—	—
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	—	—
Thornburg Value Fund	64,599,511.493	520,944.407	—	—
Thornburg International Value Fund	60,724,718.843	472,139.148	—	—
Thornburg Core Growth Fund	6,134,780.624	21,799.620	—	—
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	—	—
Total:	346,159,119.642	2,592,650.361	—	—
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	—	—
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	—	—

34 Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Value Fund	64,679,778.577	440,677.323	—	—
Thornburg International Value Fund	60,742,583.265	454,274.726	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	—	—
Total:	346,285,090.525	2,466,679.208	—	—
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	—	—
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	—	—
Thornburg Value Fund	64,681,039.437	439,416.463	—	—
Thornburg International Value Fund	60,010,455.736	1,186,402.255	—	—
Thornburg Core Growth Fund	6,131,956.015	24,624.229	—	—
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	—	—
Total:	345,556,209.517	3,195,560.216	—	—
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	—	—
Thornburg Value Fund	64,674,135.776	446,320.124	—	—
Thornburg International Value Fund	60,684,276.889	512,581.102	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	—	—
Total:	346,178,126.548	2,573,643.185	—	—
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	—	—
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	—	—
Thornburg Value Fund	64,683,895.944	436,559.906	—	—
Thornburg International Value Fund	60,726,245.097	470,612.894	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	—	—
Total:	346,278,127.848	2,497,641.885	—	—

Certified Annual Report 35

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	—
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	—
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	—
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	—
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	—
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	—
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	—
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	—
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	—
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	—
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	—
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	—
Totals	344,763,402.818	1,523,862.247	2,464,365.668	—

36 Certified Annual Report

Thornburg Intermediate Municipal Fund
I Shares – September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4 Certified Annual Report

Important Information

Performance data quoted represent the past and are no guarantee of future results. Current returns may be either lower or higher than those shown. Share prices and returns will fluctuate and investors may experience a loss upon redemption. There is no guarantee that the Fund will meet its objectives. Shares in the Fund carry risks, including possible loss of principal. The principal value of a bond fund will decrease when interest rates rise.

Minimum investments for class I-shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

For the most recent month-end performance information, visit www.thornburg.com.

The information presented on the following pages was current as of September 30, 2004. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – Represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, calls, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report 5

Letter to Shareholders

George Strickland
Portfolio Manager

October 21, 2004

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the I shares decreased by 8 cents to $13.46 during the year ended September 30, 2004. If you were with us for the entire period, you received dividends of 55.7 cents per share. If you reinvested dividends, you received 56.7 cents per share.

Over the last year, interest rates on bonds that mature in less than ten years have risen somewhat while interest rates on bonds with maturities longer than ten years have fallen. This has led to better performance for long-term bonds relative to shorter-term bonds. The I shares of your Fund produced a total return of 3.61% over the last fiscal year, compared to a 4.95% return for the Merrill Lynch 7-12 Year Municipal Bond Index. We believe that the index outperformed the Fund because it is generally concentrated in bonds with a longer duration than bonds held by the Fund. If long-term interest rates start to rise again, we would expect the Fund to outperform the index.

Interest rates on intermediate municipal bonds have covered a lot of ground since September 30, 2003. For example, the yield on a seven-year AAA-rated municipal bond hit a low of 2.67% on March 9, 2004 before climbing to a high of 3.80% only two months later. As of September 30, 2004, that bond’s yield has fallen back down to 3.12%. (Source: Bloomberg: Municipal Market Advisors, Inc.)

Ironically, bond yields rose this past spring before the Federal Reserve started raising the targeted Fed Funds rate. Now that the Federal Reserve is pushing up short-term interest rates, the interest rates on bonds and home mortgages have been falling. In essence, the bond market is counteracting a tightening Federal Reserve by allowing corporations, governments, and individuals to borrow money at lower interest rates.

Given the abundant liquidity and relatively low yields in the bond markets today, we believe that the Federal Reserve has a significant amount of additional tightening to do before they overcome the bond market’s “give back” and achieve a neutral monetary policy. The yield curve does not appear to be pricing in this possibility today. If it does start pricing in a more aggressive Federal Reserve, we believe that bond yields will rise above current levels.

We have positioned your Fund with this outlook in mind. Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 315 municipal obligations from 44 states. Today, your Fund’s weighted average maturity is 7.5 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest, if not otherwise needed, toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It may be particularly useful if interest rates rise, because

6 Certified Annual Report

it may allow the Fund to gradually increase the yield of the portfolio as bonds mature and are replaced with new ones. The chart below describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Thanks to a strong economy and tax increases, state tax revenue was up 11.4% over the last fiscal year. However, revenues are just now approaching 2002 levels nationwide. Meanwhile, spending for Medicaid and other items continues its upward trajectory, causing many states to continue grappling with budget deficits. State reserve funds have been largely depleted and tax supported state debt levels have risen over 15% in the last two years. To reduce credit risk, we have kept 89% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

% of portfolio			Cumulative %
maturing			maturing
2 years	= 16%	Year 2	= 16%
2 to 4 years	= 10%	Year 4	= 26%
4 to 6 years	= 12%	Year 6	= 38%
6 to 8 years	= 13%	Year 8	= 51%
8 to 10 years	= 14%	Year 10	= 65%
10 to 12 years	= 13%	Year 12	= 78%
12 to 14 years	= 11%	Year 14	= 89%
14 to 16 years	= 5%	Year 16	= 94%
16 to 18 years	= 5%	Year 18	= 99%
Over 18 years	= 1%	Over 18 years	= 100%

Percentages can and do vary. Data as of 9/30/04.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report  7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2004

ASSETS
Investments at value (cost $431,268,725)	$457,386,677
Cash	197,685
Receivable for investments sold	385,000
Receivable for fund shares sold	2,404,226
Interest receivable	5,923,646
Prepaid expenses and other assets	52,015

Total Assets	466,349,249

LIABILITIES
Payable for securities purchased	3,408,584
Payable for fund shares redeemed	704,066
Accounts payable and accrued expenses	60,879
Payable to investment advisor and other affiliates (Note 3)	335,265
Dividends payable	556,397

Total Liabilities	5,065,191

NET ASSETS	$461,284,058

NET ASSETS CONSIST OF:
Net unrealized appreciation (depreciation) on investments	$26,117,952
Overdistributed net investment income	(2,268)
Accumulated net realized gain (loss)	(10,223,418)
Net capital paid in on shares of beneficial interest	445,391,792

$461,284,058

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($370,226,524 applicable to 27,454,981 shares of beneficial interest outstanding — Note 4)	$13.48
Maximum sales charge, 2.00% of offering price	0.28

Maximum Offering Price Per Share	$13.76

Class C Shares:
Net asset value and offering price per share * ($57,978,739 applicable to 4,294,186 shares of beneficial interest outstanding — Note 4)	$13.50

Class I Shares:
Net asset value, offering and redemption price per share ($33,078,795 applicable to 2,456,711 shares of beneficial interest outstanding — Note 4)	$13.46

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    See notes to financial statements.

8  Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2004

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,105,426)	$21,859,807

EXPENSES:
Investment advisory fees (Note 3)	2,272,037
Administration fees (Note 3)
Class A Shares	465,442
Class C Shares	75,001
Class I Shares	11,027
Distribution and service fees (Note 3)
Class A Shares	862,034
Class C Shares	600,045
Transfer agent fees
Class A Shares	137,320
Class C Shares	35,545
Class I Shares	19,155
Registration and filing fees
Class A Shares	17,120
Class C Shares	7,961
Class I Shares	8,321
Custodian fees (Note 3)	197,450
Professional fees	36,890
Accounting fees	42,545
Trustee fees	11,715
Other expenses	76,648

Total Expenses	4,876,256
Less:
Expenses reimbursed by investment advisor (Note 3)	(106,299)
Distribution and service fees waived (Note 3)	(235,631)
Fees paid indirectly (Note 3)	(1,925)

Net Expenses	4,532,401

Net Investment Income	17,327,406

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(454,070)
Increase (Decrease) in unrealized appreciation of investments	(2,505,819)

Net Realized and Unrealized Gain (Loss) on Investments	(2,959,889)

Net Increase (Decrease) in Net Assets Resulting From Operations	$14,367,517

See notes to financial statements.

Certified Annual Report 9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$17,327,406	$18,090,689
Net realized gain (loss) on investments sold	(454,070)	(4,597,883)
Increase (Decrease) in unrealized appreciation of investments	(2,505,819)	581,701

Net Increase (Decrease) in Net Assets Resulting from Operations	14,367,517	14,074,507
DIVIDENDS TO SHAREHOLDERS:
From net investment income	)
Class A Shares	(14,280,020)	(15,480,099)
Class C Shares	(2,139,590)	(1,849,255)
Class I Shares	(907,796)	(761,335)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(17,365,422)	(20,552,567)
Class C Shares	(2,267,561)	13,877,646
Class I Shares	13,757,994	1,174,895

Net Increase (Decrease) in Net Assets	(8,834,878)	(9,516,208)
NET ASSETS:
Beginning year	470,118,936	479,635,144

End of year	$461,284,058	$470,118,936

See notes to financial statements.

10  Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Certified Annual Report  11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $3,717, $84,339, and $18,243 for the Class A, C, and I shares, respectively.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor) which acts as the Distributor of the Fund shares. For the year ended September 30, 2004, the Distributor has advised the Fund that it earned net commissions aggregating $2,334 from the sale of Class A shares and collected contingent deferred sales charges aggregating $9,182 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2004, are set forth in the statement of operations. Distribution fees in the amount of $235,631 were waived for Class C shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended September 30, 2004 fees paid indirectly were $1,925.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,635,509	$62,513,224	6,705,141	$90,330,472
Shares issued to shareholders in reinvestment of dividends	621,472	8,358,310	649,800	8,760,445
Shares repurchased	(6,560,558)	(88,236,956)	(8,890,248)	(119,643,484)

Net Increase (Decrease)	(1,303,577)	$(17,365,422)	(1,535,307)	$(20,552,567)

12   Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	946,921	$12,804,296	1,632,604	$22,060,706
Shares issued to shareholders in reinvestment of dividends	111,651	1,503,248	102,429	1,382,647
Shares repurchased	(1,234,469)	(16,575,105)	(709,799)	(9,565,707)

Net Increase (Decrease)	(175,897)	$(2,267,561)	1,025,234	$13,877,646

Class I Shares
Shares sold	1,489,564	$19,943,017	807,931	$10,899,236
Shares issued to shareholders in reinvestment of dividends	46,460	623,829	39,457	531,139
Shares repurchased	(506,745)	(6,808,852)	(762,688)	(10,255,480)

Net Increase (Decrease)	1,029,279	$13,757,994	84,700	$1,174,895

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2004, the Fund had purchase and sale transactions (excluding short-term securities) of $51,778,251 and $77,812,258, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$431,268,214

Gross unrealized appreciation on a tax basis	$26,374,672
Gross unrealized depreciation on a tax basis	(256,209)

Net unrealized appreciation (depreciation) on investments (tax basis)	$26,118,463

At September 30, 2004, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2004, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire as follows:

2005	$200,249
2006	27,737
2007	6,140
2008	2,563,342
2009	2,374,508
2011	11,597
2012	4,297,982

$9,481,555

During the year ended September 30, 2004, $2,201,912 of capital loss carry forwards from prior years expired.

At September 30, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $742,374. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

In order to account for book/tax differences, the Fund increased accumulated net realized gain (loss) by $2,202,423, decreased over-distributed net investment income (loss) by $2,268 and decreased net paid in capital paid in on shares of beneficial interest by $2,200,155. Reclassifications result primarily from an expired capital loss carry forward.

All dividends paid by the Fund for the years ended September 30, 2004 and September 30, 2003, represent tax exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report  15

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.54	$13.65	$13.26	$12.76	$12.98

Income from investment operations:
Net investment income	0.56	0.57	0.61	0.65	0.65
Net realized and unrealized gain (loss) on investments	(0.08)	(0.11)	0.39	0.50	(0.22)

Total from investment operations	0.48	0.46	1.00	1.15	0.43
Less dividends from:
Net investment income	(0.56)	(0.57)	(0.61)	(0.65)	(0.65)

Change in net asset value	(0.08)	(0.11)	0.39	0.50	(0.22)
NET ASSET VALUE, end of year	$13.46	$13.54	$13.65	$13.26	$12.76

RATIOS/SUPPLEMENTAL DATA
Total return	3.61%	3.49%	7.75%	9.23%	3.45%
Ratios to average net assets:
Net investment income	4.12%	4.23%	4.57%	4.99%	5.10%
Expenses, after expense reductions	0.67%	0.62%	0.58%	0.55%	0.68%
Expenses, after expense reductions and net of custody credits	0.67%	0.62%	0.58%	—	—
Expenses, before expense reductions	0.75%	0.80%	0.79%	0.79%	0.80%
Portfolio turnover rate	11.81%	15.13%	16.36%	18.24%	21.97%
Net assets at end of year (000)	$33,079	$19,333	$18,330	$17,258	$17,563

14  Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-202, CLASS C — 885-215-780, CLASS I — 885-215-673
NASDAQ SYMBOLS: CLASS A — THIMX, CLASS C — THMCX, CLASS I — THMIX

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P		Value
ALABAMA (2.60%)
$800,000	Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA		$905,048
2,000,000	Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA		2,208,620
1,515,000	East Alabama Health Care Authority Tax Anticipation Series A, 4.00% due 9/1/2006 (Insured: MBIA)	Aaa/AAA		1,571,934
1,600,000	Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA		1,798,272
5,500,000	McIntosh Alabama Industrial Development Board Environmental Dailly Refunding Specialty D, 1.75% due 7/1/2028 put 10/1/2004 (daily demand notes)	P	1/A-1	5,500,000
ALASKA (0.50%)
955,000	Alaska Energy Authority Power Revenue Refunding Bradley Lake Fourth Series, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA		1,109,892
485,000	Anchorage Alaska, 5.25% due 10/1/2008 (Insured: FGIC)	Aaa/AAA		501,359
500,000	Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA		590,610
ARIZONA (2.40%)
4,580,000	Maricopa County Industrial Development Capital Appreciation Series B, 4.80% due 12/1/2031 put 12/1/2004 (Waste Management Inc. Project)	NR/BBB		4,596,855
2,000,000	Mohave County Industrial Development Correctional Facilities Series A, 5.00% due 4/1/2007 (Mohave Prison LLC Project; Insured: XLCA)	Aaa/AAA		2,139,180
2,715,000	Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021 (Arizona Charter Schools Project)	Baa3/NR		2,826,559
400,000	Tucson G. O. Series D, 9.75% due 7/1/2012 (ETM)*	Aa3/AA		571,184
500,000	Tucson G. O. Series D, 9.75% due 7/1/2013 (ETM)*	Aa3/AA		731,520
ARKANSAS (0.60%)
1,135,000	Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012 (Regional Medical Center Project)	NR/A		1,259,453
1,200,000	Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013 (Regional Medical Center Project)	NR/A		1,320,984
CALIFORNIA (9.20%)
3,000,000	California Department of Water Resources Power Series A, 5.75% due 5/1/2017	A2/BBB+		3,383,700
675,000	California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-		713,239
8,000,000	California State Economic Recovery Series C-1, 1.80% due 7/1/2023 put 10/1/2004 (Guaranty: Landesbank) (daily demand notes)	VMIG1/A1+		8,000,000
2,200,000	California State Series A-3, 1.73% due 5/1/2033 put 10/1/2004 (daily demand notes)	VMIG1/A1+		2,200,000
4,500,000	California Statewide Community Development Authority Certificate of Participation, 5.50% due 10/1/2007 (Unihealth America Project; Insured: AMBAC) (ETM)*	Aaa/AAA		4,952,655
1,000,000	Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)*	Aaa/AAA		1,187,190
1,740,000	Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/2007 (Center for the Arts Project; Insured: AMBAC)	Aaa/AAA		1,546,268
2,140,000	Golden West Schools Financing Authority Capital Appreciation, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA		1,029,896
1,000,000	Irvine Improvement Bond Act 1915 Adjusted Assessment District, 1.73% due 9/2/2024 put 10/1/2004 (daily demand notes)	VMIG1/A-1		1,000,000
500,000	Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018 pre-refunded 8/1/2005	Baa3/NR		529,035
11,050,000	Metropolitan Water District Southern California Waterworks Revenue Series C-1, 1.80% due 7/1/2036 put 10/1/2004 (daily demand notes)	VMIG1/A1+		11,050,000
2,280,000	Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)	Aaa/AAA		2,352,823
500,000	San Diego County Water Authority Revenue & Refunding Series 1993-A, 9.515% due 4/25/2007 (Insured: FGIC)	Aaa/AAA		589,220
145,000	San Marcos Certificate of Participation Series C, 0% due 8/15/2005 (ETM)*	NR/AAA		142,882
740,000	San Marcos Certificate of Participation Series D, 0% due 9/2/2005 (ETM)*	NR/AAA		728,530

Certified Annual Report  15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,480,000	Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	$1,584,088
800,000	Sulphur Springs School District G. O. Series B, 5.70% due 3/1/2005	NR/A	813,216
215,000	Sunline Transit Agency Certificate of Participation Series A, 5.75% due 7/1/2005	A2/NR	219,281
COLORADO (4.80%)
1,265,000	Adams County Communication Center Series A, 5.75% due 12/1/2016	Baa1/NR	1,337,447
80,000	Arvada Industrial Development Revenue, 5.25% due 12/1/2007 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	81,079
450,000	Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	465,917
1,000,000	Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,122,330
2,000,000	Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/A1+	2,133,440
500,000	Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Charter School Cherry Creek Project)	Baa2/NR	515,715
35,000	Colorado Housing Finance Authority Single Family Program Subordinated Series C, 5.75% due 10/1/2007	A1/A+	35,003
1,570,000	Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20% due 12/1/2008	A2/NR	1,611,574
2,465,000	Denver City & County Certificates of Participation Series B, 5.00% due 12/1/2011	Aa2/AA	2,723,529
500,000	El Paso County School District 11, 7.10% due 12/1/2013	Aa3/AA-	636,595
675,000	Glendale Certificates of Participation, 5.40% due 8/15/2008 (Education Center Project)	NR/BBB+	687,724
2,395,000	Interstate South Metropolitan District Refunding, 6.00% due 12/1/2020 (LOC: BNP Paribas)	NR/AA	2,443,810
2,830,000	Larimer County G. O., 8.45% due 12/15/2005 (Poudre School District Project)	Aa3/NR	3,051,476
1,005,000	Northwest Parkway Public Highway Authority Capital Appreciation Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	807,648
2,500,000	Plaza Metropolitan District 1 Colorado Revenue Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,612,425
1,370,000	Southlands Metropolitan District Number 1 G. O., 7.00% due 12/1/2024	NR/NR	1,365,424
350,000	Superior Metropolitan District 1 Water Refunding & Improvement Series B, 5.45% due 12/1/2020 put 12/1/2004 @ 100 (LOC: Allied Irish)	NR/A	351,858
45,000	Thornton County Single Family Mortgage Revenue Series 1992-A, 8.05% due 8/1/2009	A3/NR	45,027
DELAWARE (0.40%)
1,500,000	Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,599,345
DISTRICT OF COLUMBIA (1.10%)
600,000	District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)*	Aaa/AAA	660,846
3,000,000	District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,580,140
1,500,000	District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2019 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	754,020
FLORIDA (3.20%)
745,000	Brevard County School Board Certificates of Participation Series A, 5.00% due 7/1/2005 (Insured: AMBAC)	Aaa/AAA	763,290
1,500,000	Broward County Resource Recovery Revenue, 5.00% due 12/1/2007	A3/AA-	1,609,410
1,000,000	Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	1,121,020
25,000	Duval County HFA Single Family Housing Revenue Series 94, 6.10% due 4/1/2006 (Collateralized: GNMA)	Aaa/NR	25,566
20,000	Duval County HFA Single Family Housing Revenue Series 94, 6.10% due 10/1/2006 (Collateralized: GNMA)	Aaa/NR	20,452
1,000,000	Duval County Multi Family Housing Revenue Refunding, 5.90% due 9/1/2016 (St. Augustine Apartments Project)	NR/A+	1,037,050
1,605,000	Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,626,635
3,000,000	Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Project; Insured: AMBAC)	Aaa/NR	3,084,150
1,200,000	Florida Board of Education Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa2/AA+	1,357,776
2,000,000	Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008 (Cypress Trail Apartments Project; Guaranty: Axa Reinsurance)	NR/AA-	2,078,580
650,000	Pensacola Apartment Revenue Series A, 6.25% due 10/1/2004 (Insured: MBIA)	Aaa/AAA	650,078
1,000,000	Turtle Run Community Development District Refunding Water Management Benefit Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,088,140

16  Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
GEORGIA (0.10%)
$235,000	Georgia Municipal Electric Authority Power Revenue Unrefunded Series Y, 10.00% due 1/1/2010	A2/NR	$310,743
HAWAII (0.80%)
2,000,000	Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	2,420,460
970,000	Hawaii Housing Finance Development Corp. Series B, 5.85% due 7/1/2017 (Collateralized: FNMA)	Aaa/AAA	992,601
IDAHO (0.20%)
985,000	Boise City Industrial Development Corp., 5.40% due 12/15/2009 (Western Trailer Co. Project; LOC: First Security)	Aaa/NR	988,605
ILLINOIS (12.50%)
1,930,000	Bedford Park Tax Increment Revenue Refunding Series 1993, 8.00% due 12/1/2010 pre-refunded 12/1/2004	NR/BBB-	1,950,593
300,000	Central Lake County Joint Action Water Agency Series 1991, 0% due 5/1/2005 (Insured: MBIA)	Aaa/AAA	297,051
800,000	Champaign County Community Unit Series C, 0% due 1/1/2011 pre-refunded 1/1/2010 @ 94.672 (Insured: FGIC)	Aaa/AAA	634,128
3,020,000	Chicago Housing Authority Capital, 5.00% due 7/1/2008	Aa3/AA	3,254,986
600,000	Chicago Park District Harbor, 5.75% due 1/1/2011	A2/NR	687,882
2,285,000	Chicago Tax Increment Allocation Lincoln Belmont A, 5.30% due 1/1/2014 (Insured: ACA)	NR/A	2,374,915
650,000	Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	740,447
885,000	Cicero Refunding Tax Increment Series A, 4.50% due 1/1/2008 (Insured: FGIC)	Aaa/AAA	941,932
500,000	Cook County Capital Improvement, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	539,540
4,200,000	Cook County School District Class A, 0% due 12/1/2022	NR/NR	1,447,404
655,000	Du Page County School District Capital Appreciation, 0% due 2/1/2010 (Insured: FGIC)	Aaa/NR	544,495
1,500,000	Freeport Illinois, 5.375% due 1/1/2018	Aaa/AAA	1,650,300
2,860,000	Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Insured: MBIA)	Aaa/AAA	3,301,126
720,000	Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	754,121
500,000	Illinois Development Financing Authority, 7.125% due 3/15/2007 (Children’s Home & Aid Society Project; LOC: Bank One)	NR/A-1	502,075
2,400,000	Illinois Development Financing Authority Debt Restructuring Revenue Series 1994, 7.25% due 11/15/2009 (East St. Louis Project)	NR/A	2,463,432
1,160,000	Illinois Educational Facilities Authority Revenues Adjusted Medium Term, 4.75% due 11/1/2036 put 11/1/2016 @ 100 (Field Museum Project)	A2/A	1,198,802
475,000	Illinois Educational Facilities Authority Revenues Capital Appreciation, 0% due 7/1/2014 pre-refunded 7/1/2009 @ 57.17 (Insured: MBIA)	Aaa/AAA	230,033
230,000	Illinois Educational Facilities Authority Revenues Loyola University A, 6.00% due 7/1/2012 (Insured: MBIA) (ETM)*	Aaa/AAA	270,441
1,500,000	Illinois Educational Facilities Authority Revenues Midwestern University B, 5.50% due 5/15/2018 (Insured: ACA)	NR/A	1,563,360
1,540,000	Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 5.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,618,325
770,000	Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2011 (ETM)*	Aaa/AAA	894,886
970,000	Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2012 (ETM)*	Aaa/AAA	1,126,917
1,055,000	Illinois Health Facilities Authority Revenue, 5.50% due 10/1/2009 (Decatur Memorial Hospital Project)	A2/A	1,158,422
101,000	Illinois Health Facilities Authority Revenue, 7.60% due 8/15/2010 (Insured: FSA)	Aaa/AAA	103,009
1,900,000	Illinois Health Facilities Authority Revenue, 5.75% due 8/15/2013 (Children’s Memorial Hospital Series A Project; Insured: AMBAC) pre-refunded 8/15/2009 @ 101	Aaa/AAA	2,171,225
990,000	Illinois Health Facilities Authority Revenue, 5.70% due 2/20/2021 (Midwest Care Center Project; Collateralized: GNMA)	Aaa/NR	1,067,992
1,250,000	Illinois Health Facilities Authority Revenue Healthcare Systems, 6.25% due 11/15/2019 (OSF Healthcare Project)	A2/A	1,340,025
32,000	Illinois Health Facilities Authority Revenue Series A, 7.60% due 8/15/2010 (Insured: FSA)	Aaa/AAA	33,764
1,205,000	Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development Project) (Insured: FGIC)	Aaa/AAA	1,325,777

Certified Annual Report  17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$680,000	Jackson & Williamson Countys, Illinois, 7.50% due 12/1/2009 (Insured: AMBAC)	Aaa/AAA	$827,703
5,550,000	Lake County Community High School Capital Appreciation Series B, 0% due 12/1/2012 (Insured: FGIC)	Aaa/NR	4,043,896
755,000	Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)	Aaa/AAA	833,724
710,000	McHenry County School District Woodstock G. O., 6.80% due 1/1/2006 (Insured: FSA)	Aaa/AAA	752,841
1,015,000	Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,204,064
800,000	Sangamon County Property Tax Lease Receipts, 7.45% due 11/15/2006	Aa3/NR	850,376
2,400,000	Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards Project)	NR/A	2,582,040
1,170,000	Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Collateralized: GNMA)	Aaa/AAA	1,282,367
1,600,000	Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Collateralized: GNMA)	Aaa/AAA	1,742,192
1,425,000	Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	960,906
500,000	Southwestern Illinois Development Authority Revenue, 5.375% due 8/15/2015	Baa2/BBB+	511,815
1,590,000	University of Illinois Revenue Capital Appreciation, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,072,169
1,000,000	West Chicago Industrial Development Revenue, 6.90% due 9/1/2024 (Leggett & Platt Inc. Project)	NR/A+	1,023,900
1,000,000	Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,098,400
3,000,000	Will County Community School 365-U Capital Appreciation, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	2,307,060
INDIANA (6.50%)
895,000	Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	956,683
1,355,000	Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology Project)	NR/NR	1,483,861
1,000,000	Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured: AMBAC)	Aaa/NR	1,107,020
1,000,000	Boone County Hospital Association, 5.625% due 1/15/2015 (Insured: FGIC)	Aaa/AAA	1,124,190
1,515,000	Dyer Redevelopment Authority, 6.40% due 7/15/2015	NR/BBB+	1,668,030
1,910,000	Dyer Redevelopment Authority, 6.50% due 7/15/2016	NR/BBB+	2,102,146
350,000	East Chicago Elementary School Building First Mortgage Series A, 6.25% due 7/5/2008	NR/A	391,465
1,000,000	Gary Building Corp. — Lake County First Mortgage Series 1994-B, 8.25% due 7/1/2010 (Sears Building Project)	NR/NR	1,029,680
1,020,000	Goshen Chandler School Building Capital Appreciation Refunding, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	811,736
2,600,000	Hamilton Southeastern Indiana, 6.25% due 7/15/2006 (North Delaware School Building Project; Insured: AMBAC)	Aaa/AAA	2,794,948
1,000,000	Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist Memorial Project)	NR/NR	1,059,470
700,000	Indiana Bond Bank Common School Fund Advanced Purchase Funding, 5.00% due 2/1/2009 (Insured: AMBAC)	Aaa/AAA	764,925
1,500,000	Indiana Bond Bank Special Program Hendrick’s Redevelopment Series B, 6.20% due 2/1/2023 (LOC: Canadian Imperial Bank) pre-refunded 2/1/2007 @ 102	NR/A+	1,670,430
575,000	Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)*	NR/AAA	576,857
1,000,000	Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 (Clarian Health Obligation Group Project; Insured: MBIA)	Aaa/AAA	1,107,400
910,000	Indiana Public School Building Corp. First Mortgage, 6.00% due 7/5/2007 (Insured: State Aid Witholding) (b)	NR/AA	1,001,346
1,065,000	Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015 (University of Indianapolis Project)	NR/A-	1,164,599
1,025,000	Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016 (University of Indianapolis Project)	NR/A-	1,121,709
500,000	Indianapolis Economic Development Revenue, 5.50% due 6/1/2014	Aa3/NR	553,570
740,000	Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)*	Aa2/NR	639,345
500,000	Portage Township Multi School Bldg., 5.50% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	566,560
2,680,000	Rockport Pollution Control Revenue Series A, 4.90% due 6/1/2025 put 6/1/2007 (Indiana Michigan Power Co. Project)	Baa2/BBB	2,768,628
1,200,000	Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012	NR/AA-	1,358,436
1,685,000	West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC and State Aid Withholding)	Aaa/AAA	1,923,545
IOWA (1.90%)
1,780,000	Iowa Department of General Services Certificate of Participation Series 1992, 6.50% due 7/1/2006 (Insured: AMBAC) (ETM)*	Aaa/AAA	1,786,942
1,000,000	Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center Project)	A1/NR	1,103,420
1,000,000	Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity Regional Hospital Project; Insured: FSA)	Aaa/AAA	1,163,980
1,000,000	Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016	A1/NR	1,122,310

18  Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$2,000,000	Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives Project)	Aa2/AA	$2,211,600
1,250,000	Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due 12/1/2015	Aa3/AA-	1,369,650
KANSAS (1.00%)
4,200,000	Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019 (Christi Health System Project)	NR/A+	4,710,510
KENTUCKY (1.20%)
4,000,000	Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2015 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	4,348,560
570,000	Paintsville First Mortgage Revenue Refunding Series 1991, 8.65% due 9/1/2005 (Paul B. Hall Medical Center Project)	NR/NR	573,414
725,000	Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC: Allied Irish Bank PLC)	NR/NR	765,296
LOUISIANA (1.90%)
666	East Baton Rouge Mortgage Financing Authority Purchase Revenue, 8.25% due 2/25/2011 (Collateralized: GNMA)	Aaa/AAA	673
1,595,000	Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,781,009
390,000	Louisiana Local Govt. Environment Series A, 4.10% due 9/1/2007 (Housing Bellemont Apts. Project)	Baa1/NR	390,308
3,250,000	Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A-1	3,357,835
3,000,000	Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013 (International Paper Co. Project)	Baa2/BBB	3,220,110
MASSACHUSETTS (0.50%)
1,205,000	Massachusetts Development Finance Agency Refunding, 6.25% due 1/1/2015 (Odd Fellows Home Project)	NR/NR	1,117,891
1,100,000	Massachusetts Industrial Financing Agency Revenue Series A, 6.125% due 12/1/2011 (Insured: MBIA)	Aaa/AAA	1,121,582
MICHIGAN (1.40%)
650,000	Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014 (Borgess Medical Center Project) (ETM)*	Aaa/AAA	788,385
1,000,000	Kent Hospital Finance Authority Michigan Hospital, 7.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,205,320
2,450,000	Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,713,718
1,530,000	Southfield Economic Development Corp. Refunding Revenue N.W. 12 Limited Partnership, 7.25% due 12/1/2010	NR/NR	1,527,307
MINNESOTA (0.50%)
1,000,000	Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,070,470
550,000	New Ulm Minnesota Independent School District Number 088, 5.45% due 2/1/2012 crossover refunded 2/1/2005 @100 (Insured: FSA)	Aaa/AAA	556,738
700,000	Southern Minnesota Municipal Power Agency Supply, pre-refunded to various dates, Series A, 5.75% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	718,214
MISSISSIPPI (0.50%)
1,500,000	Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009	A2/NR	1,503,090
635,000	Mississippi Hospital Equipment Revenue, 6.40% due 1/1/2007 (Rush Foundation Project; Guaranty: Connie Lee)	Baa3/AAA	655,187
MISSOURI (1.00%)
2,025,000	Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018 (Lutheran Home Aged Project; LOC: Commerce Bank)	A2/NR	2,112,237
1,310,000	Platte County Missouri Certificates of Participation, 4.00% due 9/1/2006	NR/AA-	1,357,972
1,175,000	St. Louis Municipal Finance Corp. Leasehold Revenue, 6.25% due 2/15/2012 pre-refunded 2/1/2005	Aaa/AAA	1,195,398
NEBRASKA (0.20%)
845,000	Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	922,672

Certified Annual Report  19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal			Credit Rating†
Amount	Issuer-Description		Moody’s/S&P	Value
NEVADA (1.50%)
$640,000	Clark County Pollution Control Revenue Series B, 6.60% due 6/1/2019 (Nevada Power Company Project; Insured: FGIC)		Aaa/AAA	$650,086
1,220,000	Las Vegas Special Improvement District Refunding Senior Local Improvement Series A, 5.375% due 6/1/2013 (Insured: FSA)		Aaa/AAA	1,344,891
2,600,000	Washoe County Capital Appreciation Reno Sparks Series B, 0% due 7/1/2011 (Insured: FSA)		Aaa/AAA	2,023,086
2,350,000	Washoe County School District Refunding Series B, 5.00% due 6/1/2010 (Insured: FGIC)		Aaa/AAA	2,593,014
NEW HAMPSHIRE (1.90%)
5,140,000	Manchester Housing & Redevelopment Authority, 0% due 1/1/2017 (Insured: Radian/ACA)		NR/AA	2,736,999
4,990,000	Manchester Housing & Redevelopment Authority Capital Appreciation Series B, 0% due 1/1/2016 (Insured: Radian/ACA)		NR/AA	2,778,981
3,000,000	New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014		A3/BBB+	3,233,220
NEW JERSEY (1.80%)
265,000	New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living Development Project; LOC: PNC Bank)		A3/A	266,155
2,300,000	New Jersey State Transit Corp. Federal Transit Administration Grants Series B, 5.50% due 9/15/2007 (Insured: AMBAC)		Aaa/AAA	2,504,746
5,000,000	New Jersey State Transport Trust Fund Authority Series C, 5.50% due 6/15/2017 (Transportation Systems Project)		A1/A+	5,581,700
NEW MEXICO (0.90%)
2,380,000	Albuquerque Airport Revenue Refunding, 5.00% due 7/1/2008 (Insured: AMBAC)		Aaa/AAA	2,559,904
200,000	Albuquerque Gross Receipt and Lodgers Tax, 1.69% due 7/1/2023 put 10/7/2004 (weekly demand note)		VMIG1/A1+	200,000
1,450,000	Farmington Pollution Control Revenue, 1.73% due 9/1/2024 put 10/1/2004 (LOC: Barclays Bank) (daily demand notes)	P	1/A1+	1,450,000
NEW YORK (3.10%)
2,000,000	Long Island Power Authority General Series B, 5.00% due 12/1/2006		Baa1/A-	2,114,580
1,080,000	Metro Transportation Authority New York Service Control Series B, 5.25% due 7/1/2006		A3/AA-	1,140,707
1,000,000	Nassau Health Care Corp., 6.00% due 8/1/2011 (Insured: FSA)		Aaa/AAA	1,152,480
1,175,000	New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee Francais De New York Project; Insured: ACA)		NR/A	1,246,428
800,000	New York City Municipal Water Finance Authority, 1.73% due 6/15/2024 put 10/1/2004 (daily demand notes)		VMIG1/A1+	800,000
1,400,000	New York City Refunding Series H, 1.73% due 8/1/2014 put 10/1/2004 (Insured: FSA) (daily demand notes)		VMIG1/A1+	1,400,000
700,000	New York City Refunding Series H, 1.73% due 8/1/2022 put 10/1/2004 (Insured: FSA) (daily demand notes)		VMIG1/A1+	700,000
875,000	New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art Project; Insured: ACA)		NR/A	935,226
220,000	New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007 @ 100		A3/AAA	246,763
910,000	New York New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006 @ 101.50		Aaa/AAA	992,373
1,025,000	New York New York Series E, 6.00% due 8/1/2008 (Insured: FGIC)		Aaa/AAA	1,108,343
2,200,000	Port Authority New York & New Jersey Special Obligation, 6.25% due 12/1/2011 (JFK International Air Terminal 6 Project) (Insured: MBIA)		Aaa/AAA	2,511,344
NORTH CAROLINA (0.30%)
1,200,000	North Carolina Eastern Municipal Power Refunding Series A, 5.70% due 1/1/2013 (Insured: MBIA)		Aaa/AAA	1,313,772
NORTH DAKOTA (0.10%)
365,000	Grand Forks Health Care System Revenue Bonds Series 1997, 6.25% due 8/15/2006 (Altra Health Systems Obligated Group Project; Insured: MBIA)		Aaa/AAA	392,634
OHIO (2.00%)
1,000,000	Butler County Transportation Improvement, 6.00% due 4/1/2010 (Insured: FSA)		Aaa/AAA	1,132,850
1,530,000	Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: FifthThird Bank)		NR/NR	1,589,119

20  Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,100,000	Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010 (Heinzerling Foundation Project; LOC: Banc One)	Aa2/NR	$1,149,071
500,000	Franklin County Hospital, 5.80% due 12/1/2005 (Doctors Project) (ETM)*	A3/NR	511,665
575,000	North Ridgeville Economic Development, 0% due 2/1/2015	NR/A	246,129
2,000,000	Ohio Pollution Control Revenue Refunding, 5.625% due 3/1/2015 (General Motors Corp. Project)	Baa1/BBB	2,183,700
1,600,000	Ohio State Higher Educational Facility Revenue, 5.05% due 7/1/2037 put 7/1/16 (Kenyon College Project)	A2/A	1,718,880
760,000	Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aaa/NR	817,752
OKLAHOMA (2.40%)
175,000	Grady County Industrial Authority Correctional Facilities, 5.00% due 11/1/2004 (Insured: MBIA)	Aaa/AAA	175,507
1,020,000	Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	921,652
500,000	Oklahoma City Municipal Water & Sewer Capital Appreciation Series C, 0% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	482,610
1,125,000	Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	882,956
1,485,000	Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,053,578
825,000	Oklahoma Development Finance Authority Hospital Association Pooled Hospital A, 5.40% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	922,837
750,000	Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris Baptist Project; Insured: AMBAC)	Aaa/AAA	860,977
2,800,000	Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007	Aa3/A+	2,978,668
1,485,000	Tulsa Industrial Development Authority Hospital Revenue, 6.10% due 2/15/2009 pre-refunded 2/15/2006 @ 100 (St. John’s Medical Center Project)	Aa3/AA	1,570,358
500,000	Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/2006 (Ogden Martin Project; Insured: AMBAC)	Aaa/AAA	534,615
500,000	Woodward Municipal Hospital Authority Revenue Series 1994, 8.25% due 11/1/2009	NR/NR	510,390
OREGON (0.50%)
365,000	Albany Hospital Facility Authority Gross Revenue & Refunding Series 1994, 7.00% due 10/1/2005 (Mennonite Home Project)	NR/NR	371,391
800,000	Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due 5/1/2015 (Insured: Radian)	NR/AA	887,544
1,070,000	Oregon Economic Development Department of Revenue Series CLII, 7.70% due 12/1/2014 (Smokecraft Project; LOC: Seafirst Bank)	Aa2/NR	1,079,876
PENNSYLVANIA (2.10%)
380,000	Admiral Peary Area Vocational School, 5.25% due 2/1/2005 (state aid withheld)	NR/A	381,113
500,000	Allegheny County Hospital Development, 7.00% due 8/1/2015 (ETM)*	NR/AAA	630,470
1,400,000	Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South Hills Health Systems Project)	Baa1/NR	1,471,274
600,000	Allegheny County Ind. Development Authority Health & Housing Facilities Revenue Refunding Series B, 1.80% due 7/1/2027 put 10/1/2004 (Longwood Project; Insured: Radian) (daily demand notes)	NR/A1+	600,000
1,750,000	Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010 (Panther Creek Partners Project)	NR/BBB-	1,892,048
795,000	Lancaster County Capital Appreciation Series B, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	533,532
800,000	Lancaster County Capital Appreciation Series B, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	504,480
785,000	Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	870,573
800,000	McKeesport Area School District Series B, 0% due 10/1/2004	NR/A	799,952
2,032,839	Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	638,007
500,000	Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	551,685
480,000	Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	532,133
RHODE ISLAND (1.30%)
1,840,000	Providence Series C, 5.50% due 1/15/2011 (Insured: FGIC)	Aaa/AAA	2,083,266
1,325,000	Rhode Island Health & Education Building Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA-	1,412,927

  Certified Annual Report  21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,000,000	Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AAA	$1,105,660
1,065,000	Rhode Island Health & Education Building Refunding Higher Education State University, 5.00% due 3/15/2014 (Insured: Radian)	NR/AA	1,139,433
SOUTH CAROLINA (0.70%)
3,100,000	Darlington County Industrial Development, 6.00% due 4/1/2026 (Sonoco Products Co. Project)	A2/A-	3,264,765
SOUTH DAKOTA (0.20%)
1,000,000	South Dakota Housing Development Authority Homeownership Series B, 4.85% due 5/1/2009	Aa1/AAA	1,066,800
TENNESSEE (0.50%)
2,000,000	Knox County Health, 1.00% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	2,093,260
TEXAS (14.70%)
1,250,000	Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 (Army Retirement Residence Project)	NR/BBB-	1,318,663
600,000	Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)	Aaa/NR	648,954
1,035,000	Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)	Aaa/NR	1,111,279
2,000,000	Bexar County Housing Finance Corp., 6.50% due 12/1/2021	A3/NR	2,025,920
1,120,000	Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apts. A Project; Insured: MBIA)	Aaa/NR	1,191,960
1,270,000	Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apts. A Project; Insured: MBIA)	Aaa/NR	1,382,966
975,000	Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	1,042,285
800,000	Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	847,528
2,800,000	Birdville Independent School District Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,108,988
1,130,000	Carroll Independent School District Capital Appreciation Refunding, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	867,185
5,000,000	Coppell Independent School District Capital Appreciation Refunding, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	3,283,200
1,100,000	De Soto Independent School District Refunding, 5.125% due 8/15/2017 (Guaranty: PSF)	NR/AAA	1,102,552
3,000,000	Duncanville Independent School District Capital Appreciation Refunding Series B, 0% due 2/15/2016 (Guaranty: PSF)	Aaa/AAA	1,714,560
3,750,000	El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	2,955,450
2,500,000	El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	1,848,425
2,460,000	Ennis Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	1,775,751
2,490,000	Ennis Independent School District Refunding, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	1,720,490
2,525,000	Ennis Independent School District Refunding, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	1,636,781
1,000,000	Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009	Aa2/AA	1,104,310
1,320,000	Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center Project)	NR/BBB+	1,414,789
6,245,000	Hays Consolidated Independent School District Capital Appreciation, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/AAA	4,208,568
880,000	Houston Water Conveyance System Contract Certificate of Participation Series F, 7.20% due 12/15/2004 (Insured: AMBAC)	Aaa/AAA	889,900
470,000	Irving Hospital Authority Series B, 5.80% due 7/1/2009 (Irving Healthcare Systems Project; Insured: FSA)	Aaa/AAA	483,080
1,500,000	Irving Waterworks & Sewer Revenue Refunding & Improvement, 5.375% due 8/15/2014	Aa2/AA	1,672,815
1,200,000	Lubbock Texas Health Facilities Development Corp., 5.25% due 7/1/2013 (St. Joseph Health Systems Project)	Aa3/AA-	1,265,928
1,420,000	Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,018,353
1,000,000	Midlothian Independent School District Capital Appreciation Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	753,210
735,000	Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	Baa2/AA	826,368
500,000	Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	Baa2/AA	557,435
500,000	North Central Texas Health Facility Development Refunding, 5.50% due 5/15/2013 (Baylor Health Care Systems Project)	Aa3/AA-	521,685
1,000,000	Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)	Aaa/AAA	1,123,350
1,000,000	Sabine River Authority Texas Pollution Refunding Series A, 5.80% due 7/1/2022 (TXU Energy Co. Project)	Baa2/BBB	1,022,310
3,000,000	Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016	Baa2/BBB-	3,276,450

22  Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,775,000	Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	$2,088,252
3,500,000	Tarrant County Health Facilities, 6.625% due 11/15/2020 (Adventist/Sunbelt)	A2/A	3,871,840
500,000	Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009 (Wadley Regional Medical Center Project; Insured: MBIA)	Aaa/AAA	563,435
2,500,000	Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	2,864,200
2,000,000	Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,254,700
3,000,000	Travis County Health Facilities Development Series A, 6.25% due 11/15/2014 (Ascension Health Project; Insured: MBIA) pre-refunded 11/15/2009 @ 101	Aaa/AAA	3,509,790
600,000	Upper Trinity Regional Water District Regional Treated Water Supply Systems Series A, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	699,012
870,000	Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health)	Aa2/AAA	1,011,158
1,050,000	Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health)	Aa2/AAA	1,220,362
500,000	West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	545,500
UTAH (1.00%)
1,085,000	Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 (Insured: AMBAC)	Aaa/AAA	1,209,439
595,000	Utah Board of Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013	NR/AA	659,355
1,000,000	Utah County Municipal Building Authority, 5.50% due 11/1/2016 (Insured: AMBAC)	Aaa/NR	1,125,860
520,000	Utah Housing Finance Agency, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	547,945
125,000	Utah Housing Finance Agency Single Family Mortgage D-2 Class I, 5.85% due 7/1/2015	Aa2/AA	125,857
940,000	Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00% due 10/1/2012 (Insured: AMBAC)	Aaa/NR	1,040,787
VIRGINIA (2.80%)
2,000,000	Alexandria Industrial Development Authority, 5.90% due 10/1/2020 (Insured: AMBAC)	Aaa/AAA	2,292,800
1,500,000	Alexandria Industrial Development Authority Institute For Defense Analyses Series A, 6.00% due 10/1/2014 (Insured: AMBAC)	Aaa/AAA	1,743,255
1,590,000	Alexandria Industrial Development Authority Institute For Defense Analyses Series A, 6.00% due 10/1/2015 (Insured: AMBAC)	Aaa/AAA	1,845,481
500,000	Arlington County Industrial Development, 6.30% due 7/1/2016 pre-refunded 7/1/2005 @ 102	NR/A	527,380
1,000,000	Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,109,150
795,000	Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00% due 10/1/2021 (Insured: MBIA) (ETM)*	Aaa/AAA	795,175
1,635,000	Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,804,092
2,210,000	Spotsylvania County Industrial Development, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders Project; LOC: Deutsche Bank)	NR/NR	2,308,698
500,000	Virginia College Building Authority, 5.55% due 11/1/2019 put 11/1/2004 @ 100 (University of Richmond Project)	Aa1/AA	501,710
WASHINGTON (6.30%)
1,500,000	Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012 (Insured: FSA)	Aaa/AAA	1,708,350
940,000	Chelan County Public Utility District Refunding Series B, 4.50% due 7/1/2005 (Chelan Hydro Electric Project; Insured: FGIC) (a)	Aaa/AAA	943,140
1,000,000	Energy Northwest Washington Series A, 5.60% due 7/1/2015 (Wind Project)	A3/A-	1,059,510
745,000	Energy Northwest Washington Series B, 5.10% due 7/1/2009 (Wind Project)	A3/A-	786,213
285,000	Grant County Public Utility District-2 Wanapum Hydro Electric Revenue Series C, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	299,535
500,000	Snohomish County Public Utility 001 Systems Notes, 5.00% due 12/1/2005	A1/SP1+	518,065
750,000	Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)	Aaa/AAA	845,303
1,350,000	University of Washington Revenue Refunding, 5.25% due 8/15/2009 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	1,490,049

  Certified Annual Report  23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$3,500,000	Vancouver Downtown Redevelopment Senior Series A, 5.50% due 1/1/2018 (Conference Center Project; Insured: ACA)	NR/A	$3,694,425
2,690,000	Washington Health Care Facilities, 5.50% due 12/1/2010 (Insured: MBIA)	Aaa/AAA	2,999,888
1,735,000	Washington Health Care Facilities, 6.00% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,990,218
1,945,000	Washington Health Care Facilities, 6.00% due 12/1/2015 (Insured: MBIA)	Aaa/AAA	2,210,843
1,500,000	Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)	Aaa/AAA	1,752,885
1,025,000	Washington Health Care Facilities Sea Mar Community Health Center, 5.60% due 1/1/2018 (LOC: U.S. Bancorp)	Aa3/NR	1,102,346
500,000	Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project; Insured: Radian)	NR/AA	547,745
1,000,000	Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project; Insured: Radian)	NR/AA	1,103,720
1,000,000	Washington Public Power Supply Capital Appreciation Refunding Series B, 0% due 7/1/2011	Aaa/AA-	774,510
3,030,000	Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	3,301,064
960,000	Washington Public Power Supply System, 0% due 7/1/2010 (Project 3)	Aaa/AA-	781,421
1,000,000	Washington State Multi Family Mortgage Revenue, 6.30% due 1/1/2021 put 1/1/2011 @100 (LOC: US Bank N.A.)	NR/AA-	1,096,500
WEST VIRGINIA (0.20%)
1,000,000	Marshall County Pollution Control, 5.90% due 4/1/2022 (Insured: MBIA)	Aaa/AAA	1,006,900
WISCONSIN (0.70%)
60,000	Bass Lake PCRB, 6.50% due 4/1/2005 (Johnson Timber Corp. Project; Guaranty: SBA)	NR/NR	60,035
1,000,000	Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc. Project; Insured: Radian)	NR/AA	1,101,400
2,000,000	Wisconsin Housing & Economic Development Housing Series A, 5.875% due 11/1/2016 (Insured: AMBAC)	Aaa/AAA	2,145,300

	TOTAL INVESTMENTS (100%) (Cost $431,268,725)		$457,386,677

† Credit ratings are unaudited.

* Escrowed to maturity.

(a) When issued security.

(b) Segregated as collateral for a when issued security.

See notes to financial statements.

CREDIT RATING †

24  Certified Annual Report

Report of independent Registered public Accounting Firm

Thornburg Intermediate Municipal Fund

To the Trustees and Class I Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

  Certified Annual Report   25

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2004

As a shareholder of the Fund, you incur ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/01/04	9/30/04	4/1/04 - 9/30/04
Class I Shares
Actual	$1,000	$1,012.10	$3.36
Hypothetical*	$1,000	$1,021.66	$3.38

†Expenses are equal to the annualized expense ratio for class I shares (0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*Hypothetical assumes a rate of return of 5% per year before expenses.

26  Certified Annual Report

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Intermediate Municipal Fund Class I Total Returns, versus
Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index
(July 30, 1996 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended September 30, 2004 (with sales charge)

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
I Shares (Incep: 7/5/96)	3.61%	5.48%	N/A	5.34%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
I Shares (Incep: 7/5/96)	4.02%	2.91%	$13.46	$13.46

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

  Certified Annual Report  27

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58	CEO, Chairman and controlling shareholder of Thornburg Investment	Director of Thornburg
Chairman of Trustees	Management, Inc. (investment advisor) and Thornburg Securities Corporation	Mortgage, Inc. (real
Trustee since 1987(3)	(securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	estate investment trust)

Brian J. McMahon, 48	President and Managing Director of Thornburg Investment Management, Inc.;	None
Trustee since 2001	President of Thornburg Limited Term Municipal Fund, Inc. to 2004.
President since 1997(5)(6)

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker	Director of Thornburg
Trustee since 1994	of residential and commercial real estate); owner developer and broker for various real estate projects.	Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001 – 2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55	President of Dubin Investments, Ltd., Greenwich, CT (private investment	None
Trustee since 2004	fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974 – 1996.

Forrest S. Smith, 74	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM	None
Trustee since 1987	(law firm).

Owen D. Van Essen, 50	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers	None
Trustee since 2004	and acquisitions).

James W. Weyhrauch, 45	Executive Vice President and Director to 2002, and since 2002; CEO and Vice	None
Trustee since 1996	Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).

27  Certified Annual Report

TRUSTEES AND OFFICERS CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report 29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment	Not applicable
Vice President since 2003	Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003 – 2004.

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998 – 2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001 – 2002; Oil Analyst, A.G. Edwards 1997 – 2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002 – 2004; Associate, Lehman Brothers, 1997 – 2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30 Certified Annual Report

OTHER INFORMATION (UNAUDITED)

Thornburg Intermediate Municipal Fund	September 30, 2004

PORTFOLIO PROXY VOTING

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2004, one hundred percent of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Intermediate Municipal Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	—	—
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	—	—
Thornburg Value Fund	64,672,758.966	447,696.934	—	—
Thornburg International Value Fund	59,954,867.369	1,241,990.622	—	—
Thornburg Core Growth Fund	6,135,097.039	21,483.205	—	—
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	—	—
Total:	345,469,631.406	3,282,138.627	—	—

Certified Annual Report 31

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	—	—
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	—	—
Thornburg Value Fund	64,673,309.598	447,696.934	—	—
Thornburg International Value Fund	60,746,833.041	450,024.950	—	—
Thornburg Core Growth Fund	6,132,382.888	24,197.356	—	—
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	—	—
Total:	346,235,149.064	2,517,171.301	—	—
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	—	—
Thornburg Value Fund	64,693,947.421	446,508.479	—	—
Thornburg International Value Fund	60,752,533.146	444,324.845	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	—	—
Total:	346,310,480.812	2,461,288.921	—	—
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	—	—
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	—	—
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	—	—
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	—	—
Thornburg Value Fund	64,599,511.493	520,944.407	—	—
Thornburg International Value Fund	60,724,718.843	472,139.148	—	—
Thornburg Core Growth Fund	6,134,780.624	21,799.620	—	—
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	—	—
Total:	346,159,119.642	2,592,650.361	—	—
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	—	—
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	—	—

32 Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Value Fund	64,679,778.577	440,677.323	—	—
Thornburg International Value Fund	60,742,583.265	454,274.726	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	—	—
Total:	346,285,090.525	2,466,679.208	—	—
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	—	—
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	—	—
Thornburg Value Fund	64,681,039.437	439,416.463	—	—
Thornburg International Value Fund	60,010,455.736	1,186,402.255	—	—
Thornburg Core Growth Fund	6,131,956.015	24,624.229	—	—
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	—	—
Total:	345,556,209.517	3,195,560.216	—	—
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	—	—
Thornburg Value Fund	64,674,135.776	446,320.124	—	—
Thornburg International Value Fund	60,684,276.889	512,581.102	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	—	—
Total:	346,178,126.548	2,573,643.185	—	—
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	—	—
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	—	—
Thornburg Value Fund	64,683,895.944	436,559.906	—	—
Thornburg International Value Fund	60,726,245.097	470,612.894	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	—	—
Total:	346,278,127.848	2,497,641.885	—	—

Certified Annual Report 33

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	—
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	—
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	—
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	—
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	—
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	—
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	—
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	—
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	—
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	—
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	—
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	—
Totals	344,763,402.818	1,523,862.247	2,464,365.668	—

34 Certified Annual Report

Thornburg New Mexico Intermediate Municipal Fund
September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4 Certified Annual Report

Important Information

Performance data quoted represent the past and are no guarantee of future results. Current returns may be either lower or higher than those shown. Share prices and returns will fluctuate and investors may experience a loss upon redemption. There is no guarantee that the Fund will meet its objectives. Shares in the Fund carry risks, including possible loss of principal. The principal value of a bond fund will decrease when interest rates rise.

The maximum sales charge for Class A Shares is 2.00%. There is no up front sales charge for Class D Shares and no contingent deferred sales charge (CDSC).

For the most recent month-end performance information, visit www.thornburg.com.

The information presented on the following pages was current as of September 30, 2004. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index — Represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration — The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity — Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, calls, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report 5

Letter to Shareholders

George Strickland
Portfolio Manager

October 21, 2004

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value of the A shares decreased by 6 cents to $13.40 during the year ended September 30, 2004. If you were with us for the entire period, you received dividends of 45.4 cents per share. If you reinvested dividends, you received 46.2 cents per share. Investors who owned D shares received dividends of 41.7 and 42.3 cents per share, respectively.

Over the last year, interest rates on bonds that mature in less than ten years have risen somewhat while interest rates on bonds with maturities longer than ten years have fallen. This has led to better performance for long-term bonds relative to shorter-term bonds. The A shares of your Fund produced a total return of 3.00% over the last year, compared to a 4.95% return for the Merrill Lynch 7-12 Year Municipal Bond Index. We believe that the index outperformed the Fund because it is generally concentrated in bonds with a longer duration than bonds held by the Fund. If long-term interest rates start to rise again, we would expect the Fund to outperform the index.

Interest rates on intermediate municipal bonds have covered a lot of ground since September 30, 2003. For example, the yield on a 7-year AAA-rated municipal bond hit a low of 2.67% on March 9, 2004 before climbing to a high of 3.80% only two months later. As of September 30, 2004, that bond’s yield has fallen back down to 3.12%. (Source: Bloomberg: Municipal Market Advisors, Inc.)

Ironically, bond yields rose this past spring before the Federal Reserve started raising the targeted Fed Funds rate. Now that the Federal Reserve is pushing up short-term interest rates, the interest rates on bonds and home mortgages have been falling. In essence, the bond market is counteracting a tightening Federal Reserve by allowing corporations, governments, and individuals to borrow money at lower interest rates.

Given the abundant liquidity and relatively low yields in the bond markets today, we believe that the Federal Reserve has a significant amount of additional tightening to do before they overcome the bond market’s “give back” and achieve a neutral monetary policy. The yield curve does not appear to be pricing in this possibility today. If it does start pricing in a more aggressive Federal Reserve, we believe that bond yields will rise above current levels.

We have positioned your Fund with this outlook in mind. Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 150 municipal obligations from all over the state. Today, your Fund’s weighted average maturity is 7.8 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund

6 Certified Annual Report

from most bond mutual funds. It will be particularly useful if interest rates rise, because it will allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio			Cumulative %
maturing			maturing
2 years	=	15%	Year 2	=	15%
2 to 4 years	=	12%	Year 4	=	27%
4 to 6 years	=	14%	Year 6	=	41%
6 to 8 years	=	15%	Year 8	=	56%
8 to 10 years	=	11%	Year 10	=	67%
10 to 12 years	=	8%	Year 12	=	75%
12 to 14 years	=	11%	Year 14	=	86%
14 to 16 years	=	3%	Year 16	=	89%
16 to 18 years	=	6%	Year 18	=	95%
Over 18 years	=	5%	Over 18 years	=	100%

Percentages can and do vary. Data as of 9/30/04.

Thanks to a strong job market, higher oil and gas prices and healthy sales tax growth, New Mexico is enjoying revenue growth of 10% above 2003 levels. State reserve fund balances should increase above the already healthy level of $504 million. While the state is financially sound today, we will be watching to see how this administration manages the growing demands of Medicaid, education, and infrastructure spending while carrying through on plans to lower state income taxes. To manage credit risk, we have kept 93% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short- and intermediate-maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report 7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

ASSETS
Investments at value (cost $202,384,158)	$211,656,433
Cash	76,558
Receivable for investments sold	8,405,218
Receivable for fund shares sold	344,692
Interest receivable	2,902,663
Prepaid expenses and other assets	861

Total Assets	223,386,425

LIABILITIES
Payable for securities purchased	395,525
Payable for fund shares redeemed	64,805
Accounts payable and accrued expenses	39,393
Payable to investment advisor and other affiliates (Note 3)	163,864
Dividends payable	236,251

Total Liabilities	899,838

NET ASSETS	$222,486,587

NET ASSETS CONSIST OF:
Net unrealized appreciation (depreciation) on investments	$9,272,275
Over-distributed net investment income (loss)	(4,717)
Accumulated net realized gain (loss)	(1,103,929)
Net capital paid in on shares of beneficial interest	214,322,958

$222,486,587

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($208,435,455 applicable to 15,553,673 shares of beneficial interest outstanding — Note 4)	$13.40
Maximum sales charge, 2.00% of offering price	0.27

Maximum Offering Price Per Share	$13.67

Class D Shares:
Net asset value, offering and redemption price per share ($14,051,132 applicable to 1,047,993 shares of beneficial interest outstanding — Note 4)	$13.41

See notes to financial statements.

8 Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2004

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,446,417)	$9,975,493

EXPENSES:
Investment advisory fees (Note 3)	1,144,218
Administration fees (Note 3)
Class A Shares	268,264
Class D Shares	17,790
Distribution and service fees (Note 3)
Class A Shares	477,517
Class D Shares	142,339
Transfer agent fees
Class A Shares	70,042
Class D Shares	17,728
Registration and filing fees
Class A Shares	398
Class D Shares	389
Custodian fees (Note 3)	108,629
Professional fees	20,420
Accounting fees	20,585
Trustee fees	5,899
Other expenses	31,129

Total Expenses	2,325,347
Less:
Expenses reimbursed by investment advisor (Note 3)	(14,208)
Distribution and service fees waived (Note 3)	(70,554)
Fees paid indirectly (Note 3)	(2,604)

Net Expenses	2,237,981

Net Investment Income	7,737,512

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	75,537
Increase (Decrease) in unrealized appreciation of investments	(1,318,602)

Net Realized and Unrealized Gain (Loss) on Investments	(1,243,065)

Net Increase (Decrease) in Net Assets Resulting From Operations	$6,494,447

See notes to financial statements.

Certified Annual Report 9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$7,737,512	$7,940,266
Net realized gain (loss) on investments	75,537	35,461
Increase (Decrease) in unrealized appreciation of investments	(1,318,602)	519,875

Net Increase (Decrease) in Net Assets Resulting from Operations	6,494,447	8,495,602
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,294,556)	(7,548,644)
Class D Shares	(442,956)	(391,622)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(7,201,734)	23,500,283
Class D Shares	(492,776)	4,900,950

Net Increase (Decrease) in Net Assets	(8,937,575)	28,956,569
NET ASSETS:
Beginning of year	231,424,162	202,467,593

End of year	$222,486,587	$231,424,162

See notes to financial statements.

10 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

NOTE 1 — ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class D shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute substantially all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of shares outstanding (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Certified Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 — INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $1,031 for Class A shares and $13,177 for Class D shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the Distributor of Fund shares. For the year ended September 30, 2004, the Distributor has advised the Fund that it earned net commissions aggregating $1,196 from the sale of Class A shares.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2004, are set forth in the statement of operations. Distribution fees in the amount of $70,554 were waived for Class D shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended September 30, 2004, the fees paid indirectly were $2,604.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

12 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

NOTE 4 — SHARES OF BENEFICIAL INTEREST

At September 30, 2004 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,003,342	$53,491,206	5,821,374	$77,915,699
Shares issued to shareholders in reinvestment of dividends	325,601	4,347,760	347,915	4,650,412
Shares repurchased	(4,879,544)	(65,040,700)	(4,424,642)	(59,065,828)

Net Increase (Decrease)	(550,601)	$(7,201,734)	1,744,647	$23,500,283

Class D Shares
Shares sold	486,049	$6,512,327	766,729	$10,266,219
Shares issued to shareholders in reinvestment of dividends	26,023	347,627	23,004	307,781
Shares repurchased	(552,559)	(7,352,730)	(424,944)	(5,673,050)

Net Increase (Decrease)	(40,487)	$(492,776)	364,789	$4,900,950

NOTE 5 — SECURITIES TRANSACTIONS

For the year ended September 30, 2004, the Fund had purchase and sale transactions (excluding short-term securities) of $32,337,146 and $49,078,437, respectively.

NOTE 6 — INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$202,385,491

Gross unrealized appreciation on a tax basis	$9,417,347
Gross unrealized depreciation on a tax basis	(146,405)

Net unrealized appreciation (depreciation) on investments (tax basis)	$9,270,942

At September 30, 2004, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2004, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire as follows:

2006	$7,178
2007	33,677
2008	595,638
2009	320,666
2011	145,437

$1,102,596

The Fund utilized $75,537 of its capital loss carry forward during the year ended September 30, 2004.

During the year ended September 30, 2004, $479,362 of capital loss carry forwards from prior years expired.

In order to account for book/tax differences, the Fund increased accumulated net realized gain (loss) by $479,542, decreased over-distributed net investment income (loss) by $4,717, and decreased net paid in capital on shares of beneficial interest by $474,825. Reclassifications result primarily from an expired capital loss carry forward.

All dividends paid by the Fund for the years ended September 30, 2004 and September 30, 2003, represent tax exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report 13

FINANCIAL HIGHLIGHTS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$13.46	$13.42	$13.16	$12.85	$12.92

Income from investment operations:
Net investment income	0.45	0.48	0.53	0.59	0.62
Net realized and unrealized gain (loss) on investments	(0.06)	0.04	0.26	0.31	(0.07)

Total from investment operations	0.39	0.52	0.79	0.90	0.55
Less dividends from:
Net investment income	(0.45)	(0.48)	(0.53)	(0.59)	(0.62)

Change in net asset value	(0.06)	0.04	0.26	0.31	(0.07)
NET ASSET VALUE, end of year	$13.40	$13.46	$13.42	$13.16	$12.85

RATIOS/SUPPLEMENTAL DATA
Total return (a)	3.00%	3.93%	6.16%	7.12%	4.36%
Ratios to average net assets:
Net investment income	3.40%	3.55%	4.01%	4.49%	4.81%
Expenses, after expense reductions	0.96%	0.97%	0.98%	1.01%	0.99%
Expenses, after expense reductions and net of custody credits	0.96%	0.97%	0.98%	—	—
Expenses, before expense reductions	0.96%	0.97%	1.00%	1.01%	1.03%
Portfolio turnover rate	14.66%	16.53%	21.35%	18.77%	30.23%
Net assets at end of year (000)	$208,435	$216,766	$192,749	$158,645	$147,279

(a) Sales loads are not reflected in computing total return.

14 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class D Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$13.47	$13.43	$13.16	$12.85	$12.93

Income from investment operations:
Net investment income	0.42	0.44	0.49	0.55	0.58
Net realized and unrealized gain (loss) on investments	(0.06)	0.04	0.27	0.31	(0.08)

Total from investment operations	0.36	0.48	0.76	0.86	0.50
Less dividends from:
Net investment income	(0.42)	(0.44)	(0.49)	(0.55)	(0.58)

Change in net asset value	(0.06)	0.04	0.27	0.31	(0.08)
NET ASSET VALUE, end of year	$13.41	$13.47	$13.43	$13.16	$12.85

RATIOS/SUPPLEMENTAL DATA
Total return	2.70%	3.63%	5.94%	6.84%	4.00%
Ratios to average net assets:
Net investment income	3.11%	3.24%	3.64%	4.23%	4.55%
Expenses, after expense reductions	1.25%	1.25%	1.25%	1.27%	1.25%
Expenses, after expense reductions and net of custody credits	1.24%	1.25%	1.25%	—	—
Expenses, before expense reductions	1.83%	1.88%	2.00%	2.40%	2.73%
Portfolio turnover rate	14.66%	16.53%	21.35%	18.77%	30.23%
Net assets at end of year (000)	$14,051	$14,658	$9,719	$2,831	$2,151

Certified Annual Report 15

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-301, CLASS D — 885-215-624
NASDAQ SYMBOLS: CLASS A — THNMX, CLASS D — THNDX

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$3,000,000	Alamogordo Hospital Revenue, 5.30% due 1/1/2013 (Insured: Radian)	NR/AA	$3,130,680
1,000,000	Albuquerque Airport Revenue, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	1,066,620
1,900,000	Albuquerque Airport Revenue Adjustment Refunding Subordinated, 1.66% due 7/1/2014 put 10/7/2004 (Insured: AMBAC) (weekly demand notes)	VMIG1/A-2	1,900,000
1,670,000	Albuquerque Airport Revenue Senior Lien Improvement Series B, 5.00% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	1,795,250
202,000	Albuquerque Collateralized Mortgage Municipal Class B-2, 0% due 5/15/2011 (Insured: FGIC)	Aaa/AAA	115,029
840,000	Albuquerque Gross Receipts Series B, 0% due 7/1/2005 (ETM)*	Aaa/AAA	829,609
820,000	Albuquerque Gross Receipts Series B, 0% due 7/1/2012 pre-refunded 7/1/2011	Aaa/AAA	618,813
50,000	Albuquerque Gross Receipts Tax Revenue, 6.20% due 7/1/2005	A1/AA	50,184
1,195,000	Albuquerque Gross Receipts Unrefunded Balance Series B, 0% due 7/1/2005 (Insured: FSA)	Aaa/AAA	1,179,955
1,180,000	Albuquerque Gross Receipts Unrefunded Balance Series B, 0% due 7/1/2012 (Insured: FSA)	Aaa/AAA	877,000
1,170,000	Albuquerque Industrial Revenue Refunding, 5.15% due 4/1/2016 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	1,231,261
2,140,000	Albuquerque Industrial Revenue Refunding, 5.10% due 4/1/2017 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	2,261,659
1,600,000	Albuquerque Joint Water & Sewage Revenue Series A, 0% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,442,528
1,500,000	Albuquerque Joint Water & Sewage Systems Revenue, 6.00% due 7/1/2006	Aa3/AA	1,605,210
100,000	Albuquerque Joint Water & Sewage Systems Revenue, 4.75% due 7/1/2008	Aa3/AA	102,087
1,135,000	Albuquerque Joint Water & Sewage Systems Revenue Refunding & Improvement Series A, 5.25% due 7/1/2011	Aa3/AA	1,276,705
2,240,000	Albuquerque Municipal School District Number 12 Refunding, 5.00% due 8/1/2009	Aa2/AA	2,468,077
760,000	Albuquerque Municipal School District Number 12 Refunding, 5.10% due 8/1/2014	Aa2/AA	827,526
1,175,000	Albuquerque Municipal School District Number 12 Refunding, 5.00% due 8/1/2015	Aa2/AA	1,270,480
415,000	Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due 7/1/2010 (Insured: FSA)	Aaa/AAA	458,305
1,000,000	Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	1,107,210
2,200,000	Albuquerque Series B, 5.00% due 7/1/2006	Aa3/AA	2,318,514
115,000	Albuquerque Special Assessment District Series A, 6.45% due 1/1/2015 (Cottonwood Mall Project; LOC: Bank of America)	NR/AA-	115,692
585,000	Belen Gasoline Tax Revenue Refunding & Improvement, 5.40% due 1/1/2011	NR/NR	613,238
400,000	Bernalillo County General Obligation, 7.00% due 2/1/2006	Aa1/AA+	427,120
410,000	Bernalillo County General Obligation, 7.00% due 2/1/2007	Aa1/AA+	455,949
525,000	Bernalillo County Gross Receipts, 5.10% due 10/1/2010	Aa3/AA	575,479
3,000,000	Bernalillo County Gross Receipts Series B, 5.00% due 4/1/2021 (Insured: MBIA)	Aaa/AAA	3,302,490
495,000	Bernalillo County Gross Receipts Tax Revenue, 5.50% due 10/1/2011	Aa3/AA	552,578
1,000,000	Bernalillo County Gross Receipts Tax Revenue, 5.25% due 10/1/2012	Aa3/AA	1,129,790
2,000,000	Bernalillo County Gross Receipts Tax Revenue, 5.75% due 10/1/2015	Aa3/AA	2,251,760
2,300,000	Bernalillo County Multi Family Housing Revenue Series 1988, 4.60% due 11/1/2025 put 11/1/2006 (Sunchase Apartments Project; Insured: AXA Reinsurance Co.)	NR/AA	2,304,738
1,000,000	Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2017 (Insured: FGIC)	Aaa/NR	1,078,300
1,030,000	Chaves County Gross Receipts Tax Revenue, 5.05% due 7/1/2019 (Insured: FGIC)	Aaa/NR	1,103,418
2,170,000	Chaves County New Mexico Gross Receipts Tax Revenue, 5.00% due 7/1/2021 (Insured: FGIC)	Aaa/NR	2,283,469
495,000	Cibola County Gross Receipts Tax Revenue, 5.875% due 11/1/2008 (Insured: AMBAC)	Aaa/AAA	557,919
555,000	Cibola County Gross Receipts Tax Revenue, 6.00% due 11/1/2010 (Insured: AMBAC)	Aaa/AAA	643,495
500,000	Eastern New Mexico University Revenues Refunding & Improvement, 4.95% due 4/1/2006 (Insured: AMBAC)	Aaa/AAA	501,295
570,000	Farmington Hospital Revenue Series A, 5.125% due 6/1/2018 (San Juan Regional Med Center Project)	A3/NR	593,564
645,000	Farmington Hospital Revenue Series A, 5.125% due 6/1/2019 (San Juan Regional Med Center Project)	A3/NR	668,091
1,000,000	Farmington Municipal School District 5 Refunding, 5.00% due 9/1/2011 (Insured: FSA)	Aaa/NR	1,084,980
1,740,000	Farmington Pollution Control Revenue, 5.875% due 6/1/2023 (Insured: MBIA)	Aaa/AAA	1,762,707
1,150,000	Farmington Pollution Control Revenue, 1.73% due 9/1/2024 put 10/1/2004 (LOC: Barclays Bank) (daily demand notes)	p1/A1+	1,150,000
3,000,000	Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2011 (Insured: FSA)	Aaa/AAA	3,323,370

16 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$6,095,000	Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2012 (Insured: FSA)	Aaa/AAA	$6,689,750
7,975,000	Gallup Pollution Control Revenue Refunding, 6.65% due 8/15/2017 (Plains Electric Generation Project; Insured: MBIA)	Aaa/AAA	8,192,398
1,500,000	Gallup Pollution Control Revenue Refunding Series 1992, 6.45% due 8/15/2006 (Insured: MBIA)	Aaa/AAA	1,505,550
1,310,000	Grant County Hospital Facility Revenue, 5.50% due 8/1/2009 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,447,222
1,385,000	Grant County Hospital Facility Revenue, 5.50% due 8/1/2010 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,538,500
1,115,000	Las Cruces Gross Receipts Tax Revenue Refunding & Improvement, 5.00% due 6/1/2009 (Insured: MBIA)	Aaa/NR	1,225,530
330,000	Las Cruces Joint Utility Refunding & Improvement Revenue, 6.50% due 7/1/2007 (ETM)*	A1/NR	334,359
1,000,000	Las Cruces School District 2, 5.50% due 8/1/2010	Aa3/NR	1,116,970
2,600,000	Las Cruces School District 2 Refunding, 4.00% due 8/1/2007	Aa3/NR	2,733,276
975,000	New Mexico Educational Assistance Foundation Revenue, 6.65% due 3/1/2007	Aaa/NR	985,052
2,000,000	New Mexico Educational Assistance Foundation Series A 3, 4.95% due 3/1/2009	Aaa/NR	2,137,600
170,000	New Mexico Educational Assistance Student Loan Series 2-B, 5.75% due 12/1/2008	NR/NR	170,012
1,295,000	New Mexico Finance Authority Revenue Court Facilities Fee, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	1,415,707
2,000,000	New Mexico Finance Authority Revenue Court Facilities Fee Revenue Series A, 5.50% due 6/15/2020 (Insured: MBIA)	Aaa/AAA	2,235,380
425,000	New Mexico Finance Authority Revenue Federal Highway Grant Anticipation Series A, 4.10% due 9/1/2005 (Insured: AMBAC)	Aaa/AAA	434,380
2,660,000	New Mexico Finance Authority Revenue Refunding, 5.00% due 6/1/2014 (Public Project Revolving Fund B; Insured: MBIA)	Aaa/AAA	2,925,947
2,300,000	New Mexico Finance Authority Revenue Series A, 4.00% due 4/1/2010 (Cigarette Tax UNM Health Project; Insured: MBIA)	Aaa/AAA	2,417,668
1,000,000	New Mexico Finance Authority Revenue Series B 1, 5.25% due 6/1/2015 (Public Project)	Aaa/AAA	1,120,660
915,000	New Mexico Finance Authority Revenue Series C, 5.15% due 6/1/2012 (Insured: MBIA)	Aaa/AAA	1,003,508
130,000	New Mexico Finance Authority Revenue Series C, 5.25% due 6/1/2013 (Insured: MBIA)	Aaa/AAA	143,187
130,000	New Mexico Finance Authority Revenue Series C, 5.35% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	143,750
145,000	New Mexico Finance Authority Revenue Series C, 5.45% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	159,873
1,725,000	New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2012	Aa1/AAA	1,895,948
1,325,000	New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2013	Aa1/AAA	1,454,572
1,875,000	New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2014	Aa1/AAA	2,049,206
2,100,000	New Mexico Finance Authority State Transportation Series A, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	2,334,423
2,000,000	New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2013	Aa2/AA+	2,260,160
2,000,000	New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2014	Aa2/AA+	2,255,040
4,355,000	New Mexico Highway Commission Tax Revenue, 5.125% due 6/15/2010	Aa2/AA+	4,739,416
5,000,000	New Mexico Highway Commission Tax Senior Subordinated Lien, 6.00% due 6/15/2011 pre-refunded 6/15/2009 @ 100	Aa2/AA+	5,728,750
1,140,000	New Mexico Hospital Equipment Loan, 5.20% due 12/1/2010 pre-refunded 12/1/2007 @ 101 (Catholic Health Initiatives Project)	Aa2/AA	1,254,604
5,205,000	New Mexico Hospital Equipment Loan Series A, 5.75% due 8/1/2016 (Presbyterian Healthcare Project)	Aa3/A+	5,705,929
1,160,000	New Mexico Housing Authority Region III Multi Family Housing Revenue Series A, 5.30% due 12/1/2022 (Senior El Paseo Apartments Project; Insured: AMBAC)	Aaa/AAA	1,210,205
435,000	New Mexico MFA Forward Mortgage Series C, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/AAA	438,989
775,000	New Mexico MFA General, 5.80% due 9/1/2019	NR/A+	824,747
155,000	New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)	NR/AAA	156,716
415,000	New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	419,926
550,000	New Mexico MFA SFMR, 0% due 9/1/2019	NR/AAA	406,186
195,000	New Mexico MFA SFMR Series 1992 A1, 6.90% due 7/1/2008 (Collateralized: FNMA/GNMA)	NR/AAA	199,354
160,000	New Mexico MFA SFMR Series A3, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	160,440
50,000	New Mexico MFA SFMR Series B2, 5.80% due 1/1/2009 (Collateralized: FNMA/GNMA)	NR/AAA	50,493
35,000	New Mexico MFA SFMR Series B2, 5.80% due 7/1/2009 (Collateralized: FNMA/GNMA)	NR/AAA	35,375
375,000	New Mexico MFA SFMR Series B3, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	403,913
630,000	New Mexico MFA SFMR Series C2, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	664,808
920,000	New Mexico MFA SFMR Series D2, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	961,750

Certified Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$170,000	New Mexico MFA SFMR Series H, 5.45% due 1/1/2006 (Collateralized: FNMA/GNMA)	NR/AAA	$175,513
175,000	New Mexico MFA SFMR Series H, 5.45% due 7/1/2006 (Collateralized: FNMA/GNMA)	NR/AAA	182,674
450,000	New Mexico MFA Single Family Series E2, 5.875% due 9/1/2020 subject to AMT	NR/AAA	486,059
1,000,000	New Mexico Mortgage Finance Multi Family Refunding Series B, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments Project; Collateralized: FNMA)	Aaa/NR	1,064,690
1,910,000	New Mexico Mortgage Finance Multi Family Refunding Series C, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments Project; Collateralized: FNMA)	Aaa/NR	2,033,558
2,785,000	New Mexico Mortgage Finance Multi Family Refunding Series D, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments Project; Collateralized: FNMA)	Aaa/NR	2,965,162
2,335,000	New Mexico Mortgage Finance Multi Family Series A, 6.05% due 7/1/2028 (Sandpiper Apartments Project; Insured: FHA)	NR/AAA	2,478,252
8,000,000	New Mexico State, 4.00% due 9/1/2005	Aa1/AA+	8,167,520
1,000,000	New Mexico State Highway Commission Revenue Infrastructure Senior Subordinated Lien C, 5.00% due 6/15/2012	Aa2/AA+	1,102,800
1,095,000	New Mexico State Highway Commission Tax Revenue Senior Subordinated Lien, 5.75% due 6/15/2009	Aa2/AA+	1,241,117
255,000	New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010 (ETM)*	Aa2/AA+	282,226
245,000	New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010	Aa2/AA+	270,304
500,000	New Mexico State Hospital Equipment Loan Council Hospital Revenue Series A, 4.80% due 8/1/2010 (Presbyterian Healthcare Project)	Aa3/A+	534,895
650,000	New Mexico State Refunding Series B, 5.00% due 9/1/2006	Aa1/AA+	687,869
1,475,000	New Mexico State Severance Tax, 5.00% due 7/1/2007	Aa2/AA	1,587,956
1,645,000	New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2007	Aa2/AA	1,770,974
550,000	New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2008	Aa2/AA	586,944
2,500,000	New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2009	Aa2/AA	2,748,900
1,000,000	New Mexico State Supplemental Severance Series A, 5.00% due 7/1/2011	Aa3/A+	1,068,820
1,000,000	New Mexico State University Revenues Refunding & Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aaa/AAA	1,110,270
5,000,000	New Mexico Supplemental Severance Series A, 5.00% due 7/1/2008	Aa3/A+	5,349,650
570,000	Otero County Refunding, 4.00% due 8/1/2005 (Insured: MBIA)	Aaa/NR	580,380
1,000,000	Puerto Rico Public Buildings Authority Revenue Refunding Government Facilities Series F, 5.25% due 7/1/2019 (Insured: XLCA)	Aaa/AAA	1,139,420
1,000,000	Rio Rancho Water & Wastewater System, 6.50% due 5/15/2006 (Insured: FSA)	Aaa/AAA	1,073,170
1,695,000	Rio Rancho Water & Wastewater System, 5.25% due 5/15/2007 (Insured: AMBAC)	Aaa/AAA	1,830,905
250,000	Ruidoso Municipal School District 3, 6.35% due 8/1/2006 (Insured: FSA)	Aaa/AAA	269,845
400,000	San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2014	A1/NR	440,116
1,725,000	San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2022	A1/NR	1,824,136
500,000	San Juan County Gross Receipts, 5.30% due 9/15/2009	A1/NR	540,210
1,180,000	San Juan County Gross Receipts Tax Revenue Senior Series B, 5.50% due 9/15/2016 (Insured: AMBAC)	Aaa/AAA	1,335,441
1,000,000	San Juan County Gross Receipts Tax Revenue Subordinated Series A, 5.75% due 9/15/2021 (Insured: AMBAC)	Aaa/AAA	1,147,150
400,000	Sandoval County Landfill Revenue, 5.70% due 7/15/2013 pre-refunded 7/15/2005 @ 101	NR/NR	407,084
1,420,000	Sandoval County Landfill Revenue Refunding & Improvement, 5.50% due 8/15/2015	Baa2/NR	1,498,512
1,335,000	Sandoval County Landfill Revenue Refunding & Improvement, 5.75% due 8/15/2018	Baa2/NR	1,412,203
840,000	Sandoval County Revenue Refunding Series B, 5.75% due 2/1/2010 (Intel Project)	NR/NR	871,693
640,000	Santa Fe County, 5.00% due 7/1/2007 (Insured: MBIA)	Aaa/NR	671,981
785,000	Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)	Aaa/NR	824,226
1,875,000	Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District Project)	NR/NR	1,980,975
515,000	Santa Fe County Correctional Systems Revenue, 5.20% due 2/1/2012 (Insured: FSA)	Aaa/AAA	575,780
1,000,000	Santa Fe County Correctional Systems Revenue, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	1,101,440
626,000	Santa Fe County Revenue Series 1990, 9.00% due 1/1/2008 (Office & Training Facilities Project) (ETM)*	Aaa/NR	755,807
1,250,000	Santa Fe County Revenue Series A, 5.50% due 5/15/2015 (El Castillo Retirement Project)	NR/NR	1,212,287
1,835,000	Santa Fe County Revenue Series A, 5.80% due 5/15/2018 (El Castillo Retirement Project)	NR/NR	1,781,932
200,000	Santa Fe Educational Facilities Revenue, 5.00% due 3/1/2007 (St. John’s College Project)	NR/BBB	209,024
210,000	Santa Fe Educational Facilities Revenue, 5.10% due 3/1/2008 (St. John’s College Project)	NR/BBB	221,588
1,215,000	Santa Fe Educational Facilities Revenue, 5.40% due 3/1/2017 (St. John’s College Project)	NR/BBB	1,228,377
1,000,000	Santa Fe Educational Facilities Revenue Improvement, 6.25% due 10/1/2026 (College of Santa Fe Project)	NR/BBB-	1,026,280

18 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,125,000	Santa Fe Gross Receipts Tax Series B, 3.00% due 6/1/2006	A1/AA	$1,146,263
60,000	Santa Fe SFMR, 5.25% due 11/1/2005 (Collateralized: FNMA/GNMA)	Aaa/NR	61,783
115,000	Santa Fe SFMR, 5.60% due 11/1/2010 (Collateralized: FNMA/GNMA)	Aaa/NR	120,241
165,000	Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA)	Aaa/NR	170,918
195,000	Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA)	Aaa/NR	195,507
760,000	Santa Fe Solid Waste Management Agency Facility Revenue, 5.90% due 6/1/2005	NR/NR	778,764
775,000	Santa Fe Solid Waste Management Agency Facility Revenue, 6.00% due 6/1/2006	NR/NR	819,392
875,000	Santa Fe Solid Waste Management Agency Facility Revenue, 6.10% due 6/1/2007	NR/NR	949,603
500,000	Santa Fe Utility Revenue Refunding Series A, 5.35% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	531,785
1,000,000	Taos County Gross Receipts Tax Revenue Refunding & Improvement, 4.00% due 10/1/2006 (County Education Project; Insured: MBIA)	Aaa/NR	1,040,680
450,000	Taos Municipal School District 1 Refunding, 5.00% due 9/1/2008 (Insured: FSA)	Aaa/NR	491,868
1,730,000	University of New Mexico Revenue Refunding & Improvement Subordinated Lien Systems Series A, 5.25% due 6/1/2017	Aa3/AA	1,915,940
1,000,000	University of New Mexico Revenue Refunding & Improvement Subordinated Lien Systems Series A, 5.25% due 6/1/2021	Aa3/AA	1,070,210
645,000	University of New Mexico Revenue Refunding Subordinated Lien, 5.25% due 6/1/2016	Aa3/AA	715,737
1,825,000	University of New Mexico Revenue Refunding Subordinated Lien A, 5.25% due 6/1/2018	Aa3/AA	2,012,628
610,000	University of New Mexico Revenue Series A, 6.00% due 6/1/2021	Aa3/AA	732,031
1,195,000	University of New Mexico Revenues Refunding Subordinated Lien Systems Series A, 5.25% due 6/1/2015	Aa3/AA	1,323,761
1,200,000	University of New Mexico Revenues Refunding Subordinated Lien Systems Series A, 5.25% due 6/1/2018	Aa3/AA	1,313,508
665,000	University of New Mexico University Revenues Series A, 5.25% due 6/1/2013	Aa3/AA	741,754
335,000	University of New Mexico University Revenues Series A, 5.25% due 6/1/2014	Aa3/AA	373,984
2,000,000	Ventana West Public Improvement District, 6.625% due 8/1/2023	NR/NR	2,031,520
1,105,000	Villa Hermosa Multi Family Housing Revenue, 5.85% due 11/20/2016 (Collateralized: GNMA)	NR/AAA	1,163,068

	TOTAL INVESTMENTS (Cost $202,384,158)		$211,656,433

† Credit ratings are unaudited. * Escrowed to maturity. See notes to financial statements.

CREDIT RATING†

Certified Annual Report 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of
Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

20 Certified Annual Report

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/01/04	9/30/04	4/1/04–9/30/04
Class A Shares
Actual	$1,000	$1,011.20	$4.94
Hypothetical*	$1,000	$1,020.08	$4.97
Class D Shares
Actual	$1,000	$1,009.90	$6.25
Hypothetical*	$1,000	$1,018.78	$6.28

†Expenses are equal to the annualized expense ratio for each class (A: 0.98% and D: 1.24%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report 21

INDEX COMPARISON

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg New Mexico Intermediate Municipal Fund Class A Total Returns, versus
Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index
(June 30, 1991 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2004 (with sales charge)

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
A Shares (Incep: 6/18/91)	0.97%	4.48%	4.81%	5.39%
D Shares (Incep: 6/1/99)	2.70%	4.61%	N/A	4.20%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
A Shares (Incep: 6/18/91)	3.37%	2.36%	$13.40	$13.67
D Shares (Incep: 6/1/99)	3.10%	2.13%	$13.41	$13.41

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A Shares are sold with a maximum sales charge of 2.00%. There is no up front sales charge for Class D Shares and no contingent deferred sales charge (CDSC).

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

22 Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

Name, Age, (1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report 23

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

Name, Age, (1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004;Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation;Vice President of Thornburg Limited Term Municipal Fund, Inc.to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc.since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc.to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

24 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002;Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst, A. G .Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report 25

OTHER INFORMATION (UNAUDITED)

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

PORTFOLIO PROXY VOTING

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2004, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg New Mexico Intermediate Municipal Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D.Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election;his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89, 772,086.332	692,014.443	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	–	–
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	–	–
Thornburg Value Fund	64,672,758.966	447,696.934	–	–
Thornburg International Value Fund	59,954,867.369	1,241,990.622	–	–
Thornburg Core Growth Fund	6,135,097.039	21,483.205	–	–
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	–	–
Total:	345,469,631.406	3,282,138.627	–	–

26 Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	–	–
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	–	–
Thornburg Value Fund	64,673,309.598	447,696.934	–	–
Thornburg International Value Fund	60,746,833.041	450,024.950	–	–
Thornburg Core Growth Fund	6,132,382.888	24,197.356	–	–
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	–	–
Total:	346,235,149.064	2,517,171.301	–	–
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	–	–
Thornburg Value Fund	64,693,947.421	446,508.479	–	–
Thornburg International Value Fund	60,752,533.146	444,324.845	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	–	–
Total:	346,310,480.812	2,461,288.921	–	–
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	–	–
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	–	–
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	–	–
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	–	–
Thornburg Value Fund	64,599,511.493	520,944.407	–	–
Thornburg International Value Fund	60,724,718.843	472,139.148	–	–
Thornburg Core Growth Fund	6,134,780.624	21,799.620	–	–
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	–	–
Total:	346,159,119.642	2,592,650.361	–	–
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	–	–
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	–	–

Certified Annual Report 27

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Value Fund	64,679,778.577	440,677.323	–	–
Thornburg International Value Fund	60,742,583.265	454,274.726	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	–	–
Total:	346,285,090.525	2,466,679.208	–	–
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	–	–
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	–	–
Thornburg Value Fund	64,681,039.437	439,416.463	–	–
Thornburg International Value Fund	60,010,455.736	1,186,402.255	–	–
Thornburg Core Growth Fund	6,131,956.015	24,624.229	–	–
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	–	–
Total:	345,556,209.517	3,195,560.216	–	–
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	–	–
Thornburg Value Fund	64,674,135.776	446,320.124	–	–
Thornburg International Value Fund	60,684,276.889	512,581.102	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	–	–
Total:	346,178,126.548	2,573,643.185	–	–
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	–	–
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	–	–
Thornburg Value Fund	64,683,895.944	436,559.906	–	–
Thornburg International Value Fund	60,726,245.097	470,612.894	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	–	–
Total:	346,278,127.848	2,497,641.885	–	–

28 Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	–
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	–
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	–
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	–
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	–
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	–
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	–
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	–
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	–
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	–
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	–
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	–
Totals	344,763,402.818	1,523,862.247	2,464,365.668	–

Certified Annual Report 29

Certified Annual Report

Thornburg Florida Intermediate Municipal Fund
September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4  Certified Annual Report

Important Information

Performance data quoted represent the past and are no guarantee of future results. Current returns may be either lower or higher than those shown. Share prices and returns will fluctuate and investors may experience a loss upon redemption. There is no guarantee that the Fund will meet its objectives. Shares in the Fund carry risks, including possible loss of principal. The principal value of a bond fund will decrease when interest rates rise.

The maximum sales charge for Class A Shares is 2.00%.

For the most recent month-end performance information, visit www.thornburg.com.

The information presented on the following pages was current as of September 30, 2004. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – Represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, calls, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report  5

Letter to Shareholders

George Strickland
Portfolio Manager

October 21, 2004

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Florida Intermediate Municipal Fund. The net asset value of the A shares decreased by 6 cents to $12.40 during the year ending September 30, 2004. If you were with us for the entire period, you received dividends of 39.7 cents per share. If you reinvested dividends, you received 40.3 cents per share.

Over the last year, interest rates on bonds that mature in less than ten years have risen somewhat while interest rates on bonds with maturities longer than ten years have fallen. This has led to better performance for long-term bonds relative to shorter-term bonds. The A shares of your Fund produced a total return of 2.76% over the last year, compared to a 4.95% return for the Merrill Lynch 7-12 Year Municipal Bond Index. We believe that the index outperformed the Fund because it is generally concentrated in bonds with a longer duration than bonds held by the Fund. If long-term interest rates start to rise again, we would expect the Fund to outperform the index.

Interest rates on intermediate municipal bonds have covered a lot of ground since September 30, 2003. For example, the yield on a seven-year AAA rated municipal bond hit a low of 2.67% on March 9, 2004 before climbing to a high of 3.80% only two months later. As of September 30, 2004, that bond’s yield has fallen back down to 3.12%. (Source: Bloomberg Municipal Market Advisors, Inc.)

Ironically, bond yields rose this past spring before the Federal Reserve started raising the targeted Fed Funds rate. Now that the Federal Reserve is pushing up short-term interest rates, the interest rates on bonds and home mortgages have been falling. In essence, the bond market is counteracting a tightening Federal Reserve by allowing corporations, governments, and individuals to borrow money at lower interest rates.

Given the abundant liquidity and relatively low yields in the bond markets today, we believe that the Federal Reserve has a significant amount of additional tightening to do before they overcome the bond market’s “give back” and achieve a neutral monetary policy. The yield curve does not appear to be pricing in this possibility today. If it does start pricing in a more aggressive Federal Reserve, we believe that bond yields will rise above current levels.

We have positioned your Fund with this outlook in mind. Your Thornburg Florida Intermediate Municipal Fund is a laddered portfolio of over 70 municipal obligations from all over the state. Today, your Fund’s weighted average maturity is 6.5 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder ordinarily defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds which, if not needed for other purposes,

6  Certified Annual Report

can be reinvested toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates rise, because it may allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio	Cumulative %
maturing	maturing
2 years = 10%	Year 2 = 10%
2 to 4 years = 16%	Year 4 = 26%
4 to 6 years = 15%	Year 6 = 41%
6 to 8 years = 14%	Year 8 = 55%
8 to 10 years = 24%	Year 10 = 79%
10 to 12 years = 9%	Year 12 = 88%
12 to 14 years = 7%	Year 14 = 95%
14 to 16 years = 2%	Year 16 = 97%
16 to 18 years = 3%	Year 18 =100%
Over 18 years = 0%	Over 18 years = 0%

Percentages can and do vary. Data as of 9/30/04.

Despite being hit by four major hurricanes this year, the state of Florida is still one of the most creditworthy entities in the United States. The state estimates the cost of disaster recovery and relief efforts for the first three hurricanes will total $4 billion (reliable cost estimates for Hurricane Jeanne are not yet available). Of the $4 billion, all but $676 million is reimbursable by federal and other authorities. The state has a combined balance of $3.3 billion in its working capital and budget stabilization funds. However, current revenues for the 2004/05 fiscal year are running $361 million (11%) above estimates, so the state may be able to pay for disaster relief without dipping into reserve funds. We have generally kept the credit quality of your Fund high, with 92% of the portfolio rated A or above, and broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short- and intermediate-maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in the Thornburg Florida Intermediate Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

Certified Annual Report   7

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Florida Intermediate Municipal Fund	September 30, 2004

ASSETS	$55,116,114
Investments at value (cost $53,257,597)	$55,116,114
Cash	43,552
Receivable for investments sold	1,735,000
Receivable for fund shares sold	5,065
Interest receivable	988,178

Total Assets	57,887,909

LIABILITIES
Payable for fund shares redeemed	54,616
Accounts payable and accrued expenses	20,316
Payable to investment advisor and other affiliates (Note 3)	35,832
Dividends payable	87,555

Total Liabilities	198,319

NET ASSETS	$57,689,590

NET ASSETS CONSIST OF:
Net unrealized appreciation (depreciation) on investments	$1,858,517
Over-distributed net investment income (loss)	(388)
Accumulated net realized gain (loss)	(512,830)
Net capital paid in on shares of beneficial interest	56,344,291

$57,689,590

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($57,689,590 applicable to 4,651,503 shares of beneficial interest outstanding — Note 4)	$12.40
Maximum sales charge, 2.00% of offering price	0.25

Maximum Offering Price Per Share	$12.65

See notes to financial statements.

8  Certified Annual Report

STATEMENT OF OPERATIONS
Thornburg Florida Intermediate Municipal Fund	Year Ended September 30, 2004

INVESTMENT INCOME:
Interest income (net of premium amortized of $504,550)	$2,346,830

EXPENSES:
Investment advisory fees (Note 3)	286,936
Administration fees (Note 3)	71,734
Service fees (Note 3)	133,502
Transfer agent fees	25,358
Custodian fees (Note 3)	41,484
Professional fees	12,871
Accounting fees	4,848
Trustee fees	1,462
Other expenses	10,225

Total Expenses	588,420
Less:
Management fees waived by investment advisor (Note 3)	(75,163)
Fees paid indirectly (Note 3)	(1,214)

Net Expenses	512,043

Net Investment Income	1,834,787

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	154,900
Increase (Decrease) in unrealized appreciation of investments	(446,787)

Net Realized and Unrealized Gain (Loss) on Investments	(291,887)

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,542,900

See notes to financial statements.

Certified Annual Report  9

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg Florida Intermediate Municipal Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,834,787	$1,766,245
Net realized gain (loss) on investments sold	154,900	(16,605)
Increase (Decrease) in unrealized appreciation of investments	(446,787)	(341,196)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,542,900	1,408,444

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,834,787)	(1,766,245)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	4,069,773	12,409,008

Net Increase in Net Assets	3,777,886	12,051,207
NET ASSETS:
Beginning of year	53,911,704	41,860,497

End of year	$57,689,590	$53,911,704

See notes to financial statements.

10   Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Florida Intermediate Municipal Fund	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg Florida Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows: Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended

Certified Annual Report   11

NOTES TO FINANCIAL STATEMENTS,CONTINUED
Thornburg Florida Intermediate Municipal Fund	September 30, 2004

September 30, 2004, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. For the year ended September 30, 2004, the Advisor voluntarily waived investment advisory fees of $75,163. The Fund entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor) which acts as the Distributor of Fund shares. For the year ended September 30, 2004, the Distributor has advised the Fund that it earned net commissions aggregating $2,599 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the year ended September 30, 2004, the fees paid indirectly were $1,214.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2004 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30,2004		September 30,2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,536,845	$31,559,903	2,522,567	$31,358,503
Shares issued to shareholders in reinvestment of dividends	61,460	761,112	63,396	787,452
Shares repurchased	(2,273,113)	(28,251,242)	(1,590,032)	(19,736,947)

Net Increase (Decrease)	325,192	$4,069,773	995,931	$12,409,008

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2004, the Fund had purchase and sale transactions (excluding short-term securities) of $24,508,572 and $20,083,183, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$53,257,209

Gross unrealized appreciation on a tax basis	$1,953,085
Gross unrealized depreciation on a tax basis	(94,180)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,858,905

12  Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED Thornburg Florida Intermediate Municipal Fund	September 30, 2004

At September 30, 2004, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2004, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire as follows:

2008	$231,201
2009	282,018

$513,219

The Fund utilized $138,262 of its capital loss carry forward during the year ended September 30, 2004. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years.

In order to account for permanent book/tax differences, the Fund increased over-distributed net investment income (loss) by $388 and decreased accumulated net realized investment loss by $388. This reclassification results primarily due to the difference in tax treatment of market discounts and has no impact on the net asset value of the Fund.

All dividends paid by the Fund for the years ended September 30, 2004 and September 30, 2003, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report  13

FINANCIAL HIGHLIGHTS
 Thornburg Florida Intermediate Municipal Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$12.46	$12.57	$12.24	$11.73	$11.79

Income from investment operations:
Net investment income	0.40	0.45	0.52	0.55	0.54
Net realized and unrealized gain (loss) on investments	(0.06)	(0.11)	0.33	0.51	(0.06)

Total from investment operations	0.34	0.34	0.85	1.06	0.48
Less dividends from:
Net investment income	(0.40)	(0.45)	(0.52)	(0.55)	(0.54)

Change in net asset value	(0.06)	(0.11)	0.33	0.51	(0.06)
NET ASSET VALUE, end of year	$12.40	$12.46	$12.57	$12.24	$11.73

RATIOS/SUPPLEMENTAL DATA
Total return (a)	2.76%	2.77%	7.10%	9.20%	4.19%
Ratios to average net assets:
Net investment income	3.20%	3.60%	4.18%	4.55%	4.60%
Expenses, after expense reductions	0.89%	0.91%	0.85%	0.89%	0.98%
Expenses, after expense reductions and net of custody credits	0.89%	0.91%	0.84%	—	—
Expenses, before expense reductions	1.03%	1.01%	1.06%	1.10%	1.10%
Portfolio turnover rate	36.69%	30.98%	30.28%	22.99%	40.70%
Net assets at end of year (000)	$57,690	$53,912	$41,860	$28,934	$25,876

(a) Sales loads are not reflected in computing total return.

14  Certified Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Florida Intermediate Municipal Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-707
NASDAQ SYMBOLS: CLASS A — THFLX

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$780,000	Broward County Multi Family Housing, 5.40% due 10/1/2011 (Pembroke Park Apts Project; Guaranty: Florida Housing Finance Corp.)	NR/NR	$818,704
1,240,000	Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009	A3/AA-	1,356,622
820,000	Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital Projects Student Housing; Insured: MBIA)	Aaa/AAA	910,339
1,000,000	Capital Trust Agency Multi Family Housing Revenue Series A, 1.00% due 11/1/2030 put 11/1/2010 (Shadow Run Project; Collateralized: FNMA)	Aaa/NR	1,079,640
800,000	Collier County Housing Finance Authority Multi Family Revenue A-1, 1.00% due 2/15/2032 put 2/15/2012 (Goodlette Arms Project; Collateralized: FNMA)	Aaa/NR	834,392
3,000,000	Cooper City Utility Systems Capital Appreciation Refunding Series A, 0% due 10/1/2013 (Insured: AMBAC)	Aaa/AAA	1,724,370
350,000	Crossings at Fleming Island Community Development Refunding Series A, 5.60% due 5/1/2012 (Insured: MBIA)	Aaa/AAA	397,380
714,000	Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	804,114
655,000	Dade County Seaport Revenue Refunding Series E, 8.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	790,022
1,000,000	Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	1,108,600
1,185,000	Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	1,328,409
505,000	Duval County HFA Multi Family Housing Revenue Series 1996, 5.35% due 9/1/2006 (St. Augustine Apartments Project)	NR/A+	528,129
700,000	Duval County Multi Family Housing Revenue Refunding, 5.90% due 9/1/2016 (St. Augustine Apartments Project)	NR/A+	725,935
230,000	Enterprise Community Development District Florida Water & Sewer Revenue, 6.125% due 5/1/2024 (Insured: MBIA)	Aaa/AAA	233,117
1,000,000	Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Project; Insured: AMBAC)	Aaa/NR	1,028,050
300,000	First Florida Govt. Financing Commission Revenue Refunding Series B, 5.50% due 7/1/2016	Aaa/AAA	347,346
900,000	Fishhawk Community Development District Florida Special Assessment Revenue, 7.625% due 5/1/2018 pre-refunded 5/1/2006	Aaa/NR	982,557
155,000	Florida Board of Education Capital Outlay, 9.125% due 6/1/2014 (ETM)*	Aaa/AAA	208,822
905,000	Florida Board of Education Capital Outlay, 9.125% due 6/1/2014	Aa2/AA+	1,224,836
1,000,000	Florida Board of Education Capital Outlay Public Education Series C, 5.50% due 6/1/2013 (Insured: FGIC)	Aaa/AAA	1,141,570
260,000	Florida Board of Education Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa2/AA+	294,185
605,000	Florida Finance Corp. Revenue Homeowner Mortgage Series 1, 4.80% due 1/1/2016	Aa2/AA	630,561
1,000,000	Florida Housing Finance Agency, 3.90% due 12/1/2007 (Multi Family Guaranteed Mortgage)	NR/A+	1,024,400
35,000	Florida Housing Finance Agency Revenue Bonds, 5.30% due 12/1/2004 (Insured: AMBAC)	Aaa/AAA	35,141
200,000	Florida Housing Finance Corp. Revenue Housing D 1, 5.10% due 10/1/2011 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	210,774
415,000	Florida Housing Finance Corp. Revenue Housing D 1, 5.40% due 4/1/2014 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	436,904
700,000	Florida State Department of Corrections, 6.25% due 3/1/2015 (Okeechobee Correctional Project; Insured: AMBAC)	Aaa/AAA	726,264
500,000	Florida State Department of Corrections Certificates of Participation, 5.90% due 3/1/2005 (Okeechobee Correctional Project; Insured: AMBAC)	Aaa/AAA	508,765
1,000,000	Florida State Department of Environmental Protection Revenue Series A, 5.00% due 7/1/2017 (Florida Forever Project; Insured: FGIC)	Aaa/AAA	1,092,650
285,000	Grand Haven Community Development District Florida Special Assessment Series A, 6.90% due 5/1/2019	NR/NR	288,762
500,000	Gulf Breeze Florida Revenue Local Government Loan Program B, 4.40% due 12/1/2015 put 12/1/2006 (Insured: FGIC)	Aaa/AAA	525,125
250,000	Gulf Breeze Revenue, 4.50% due 12/1/2015 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	266,365
375,000	Gulf Breeze Revenue, 4.70% due 12/1/2015 put 12/1/2010 (Insured: FGIC)	Aaa/AAA	399,727

Certified Annual Report  15

SCHEDULE OF INVESTMENTS,CONTINUED
Thornburg Florida Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,000,000	Hillsborough County Aviation Authority Revenue Tampa International Airport Series A, 5.25% due 10/1/2009 (Insured: MBIA)	Aaa/AAA	$1,096,500
1,000,000	Hillsborough County Capital Improvement Program Revenue Refunding Junior Lien, 5.00% due 8/1/2008 (Criminal Justice Project; Insured: FGIC)	Aaa/AAA	1,092,250
1,000,000	Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	1,034,510
1,000,000	Jacksonville Electric St. John’s River Park Systems Revenue Refunding Issue-2 17th Series, 5.25% due 10/1/2012	Aa2/AA-	1,113,430
1,000,000	Jacksonville Health Facilities Authority Hospital Revenue, 5.75% due 8/15/2014 pre-refunded 8/15/2011	Aa2/NR	1,137,690
500,000	Lee County Certificates of Participation, 4.90% due 10/1/2006 (Master Lease Project; Insured: AMBAC)	Aaa/AAA	506,255
1,000,000	Miami Dade County School Board Series B, 5.00% due 5/1/2031 put 5/1/11 (Insured: MBIA)	Aaa/AAA	1,090,590
960,000	Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	937,238
825,000	Miami Dade County Special Obligation Capital Asset Acquisition Series A-2, 5.00% due 4/1/2011 (Insured: AMBAC)	Aaa/AAA	913,597
1,000,000	Miami Refunding, 5.375% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	1,115,500
300,000	North Miami Health Facilities Authority Revenue, 6.00% due 8/15/2024 (Catholic Health Services Obligation Group Project; LOC: Suntrust Bank)	Aa3/NR	315,528
1,000,000	Okeechobee County Florida Solid Waste Revenue, 4.20% due 7/1/2039 put 7/1/2009 @ 100 (Waste Management Landfill A Project)	NR/BBB	1,017,190
1,000,000	Orange County Health Facilities Authority Revenue Refunding, 6.25% due 11/15/2008 (Adventist Health Systems Project; Insured: AMBAC)	Aaa/AAA	1,065,990
1,000,000	Orange County Health Facilities Authority Revenue Refunding, 5.125% due 6/1/2014 (Mayflower Retirement Project; Insured: Radian)	NR/AA	1,055,570
1,000,000	Orange County Health Facilities Authority Revenue Refunding, 6.375% due 11/15/2020 (Adventist Health Systems Project)	A2/A	1,101,480
440,000	Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2013 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	528,607
300,000	Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2016 (Insured: MBIA)	Aaa/AAA	368,529
25,000	Orange County Housing Finance Authority, 6.10% due 10/1/2005 (Collateralized: FNMA/GNMA)	NR/AAA	25,568
425,000	Orange County Housing Finance Authority Multi Family, 5.50% due 7/1/2010 (Insured: MBIA)	Aaa/NR	454,291
310,000	Orange County School Board Certificates of Participation Refunding Series A, 5.10% due 8/1/2007 (Insured: MBIA)	Aaa/NR	334,958
735,000	Orange County School Board Certificates of Participation Series A, 5.50% due 8/1/2017 (Insured: MBIA)	Aaa/AAA	830,109
500,000	Orange County Solid Waste Facility Revenue Refunding, 5.00% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	549,155
500,000	Orlando & Orange County Expressway Revenue, 8.25% due 7/1/2014 (Insured: FGIC)	Aaa/AAA	690,605
515,000	Palm Beach County Industrial Development Revenue Series 1996, 6.10% due 12/1/2007 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank)	NR/A	570,275
270,000	Palm Beach County Industrial Development Revenue Series 1996, 6.20% due 12/1/2008 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank)	NR/A	299,551
400,000	Palm Beach County School Board Certificates of Participation Series D, 5.00% due 8/1/2012 (Insured: FSA)	Aaa/AAA	445,780
1,000,000	Palm Beach County Solid Waste Authority Revenue Refunding Series A, 6.00% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	1,128,870
1,000,000	Palm Beach County Solid Waste Revenue Refunding Series A, 6.00% due 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,146,850
1,020,000	Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008 (Cypress Trail Apartments Project; Guaranty: Axa Reinsurance)	NR/AA-	1,060,076
690,000	Pensacola Airport Revenue, 6.25% due 10/1/2005 (Insured: MBIA)	Aaa/AAA	719,463
405,000	Pensacola Airport Revenue Series B, 5.40% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	427,716
590,000	Pinellas County Educational Facility Authority Revenue, 8.00% due 2/1/2011 pre-refunded 2/1/2006 @ 102 (Clearwater Christian College Project)	NR/NR	635,672
2,000,000	Sarasota County Public Hospital Board, 1.80% due 7/1/2037 put 10/1/2004 (Sarasota Memorial Hospital Project) (daily demand notes)	VMIG1/A1+	2,000,000
1,000,000	St. Johns County Florida Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,063,740
300,000	State Board of Education Series C, 6.00% due 5/1/2007 (ETM)*	Aaa/AA+	302,832

  16 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Florida Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$ 220,000	State Board of Education Series D, 6.20% due 5/1/2007 (Insured: MBIA) (ETM)*	Aaa/AAA	$225,049
1,050,000	Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	1,201,315
1,345,000	Tohopekaliga Water Authority Utility Series A, 5.25% due 10/1/2016 (Insured: FSA)	Aaa/AAA	1,501,208

	TOTAL INVESTMENTS (Cost $53,257,597)		$55,116,114

†	Credit ratings are unaudited.
*	Escrowed to maturity
See notes to financial statements.

CREDIT RATING†

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 Thornburg Florida Intermediate Municipal Fund

To the Trustees and Shareholders of
Thornburg Florida Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Florida Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

18  Certified Annual Report

EXPENSE EXAMPLE

Thornburg Florida Intermediate Municipal Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A Shares,

(b)	a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase; and

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/01/04	9/30/04	4/1/04–9/30/04
Class A Shares
Actual	$1,000	$1,006.50	$4.53
Hypothetical*	$1,000	$1,020.49	$4.56

†  Expenses are equal to the annualized expense ratio for Class A shares (0.90%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

* Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report 19

INDEX COMPARISON

Thornburg Florida Intermediate Municipal Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Florida Intermediate Municipal Fund Class A Total Returns, versus
Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index
(February 1, 1994 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended September 30, 2004 (with sales charge)

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
A Shares (Incep: 2/1/94)	0.74%	4.75%	5.04%	4.62%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
A Shares (Incep: 2/1/94)	3.18%	2.56%	$12.40	$12.65

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A Shares are sold with a maximum sales charge of 2.00%.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

20 Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Florida Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment
	Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice
	President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    21

TRUSTEES AND OFFICERS

Thornburg Florida Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.;
	Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund,Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999,Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

22    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Florida Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    23

OTHER INFORMATION (UNAUDITED)

Thornburg Florida Intermediate Municipal Fund	September 30, 2004

PORTFOLIO PROXY VOTING

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION
For the fiscal year ended September 30, 2004, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING INFORMATION
A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Florida Intermediate Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees,and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	–	–
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	–	–
Thornburg Value Fund	64,672,758.966	447,696.934	–	–
Thornburg International Value Fund	59,954,867.369	1,241,990.622	–	–
Thornburg Core Growth Fund	6,135,097.039	21,483.205	–	–
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	–	–
Total:	345,469,631.406	3,282,138.627	–	–

24    Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Florida Intermediate Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	–	–
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	–	–
Thornburg Value Fund	64,673,309.598	447,696.934	–	–
Thornburg International Value Fund	60,746,833.041	450,024.950	–	–
Thornburg Core Growth Fund	6,132,382.888	24,197.356	–	–
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	–	–
Total:	346,235,149.064	2,517,171.301	–	–
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	–	–
Thornburg Value Fund	64,693,947.421	446,508.479	–	–
Thornburg International Value Fund	60,752,533.146	444,324.845	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	–	–
Total:	346,310,480.812	2,461,288.921	–	–
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	–	–
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	–	–
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	–	–
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	–	–
Thornburg Value Fund	64,599,511.493	520,944.407	–	–
Thornburg International Value Fund	60,724,718.843	472,139.148	–	–
Thornburg Core Growth Fund	6,134,780.624	21,799.620	–	–
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	–	–
Total:	346,159,119.642	2,592,650.361	–	–
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	–	–
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	–	–

Certified Annual Report 25

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Florida Intermediate Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Value Fund	64,679,778.577	440,677.323	–	–
Thornburg International Value Fund	60,742,583.265	454,274.726	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	–	–
Total:	346,285,090.525	2,466,679.208	–	–
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	–	–
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	–	–
Thornburg Value Fund	64,681,039.437	439,416.463	–	–
Thornburg International Value Fund	60,010,455.736	1,186,402.255	–	–
Thornburg Core Growth Fund	6,131,956.015	24,624.229	–	–
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	–	–
Total:	345,556,209.517	3,195,560.216	–	–
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	–	–
Thornburg Value Fund	64,674,135.776	446,320.124	–	–
Thornburg International Value Fund	60,684,276.889	512,581.102	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	–	–
Total:	346,178,126.548	2,573,643.185	–	–
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	–	–
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	–	–
Thornburg Value Fund	64,683,895.944	436,559.906	–	–
Thornburg International Value Fund	60,726,245.097	470,612.894	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	–	–
Total:	346,278,127.848	2,497,641.885	–	–

26 Certified Annual Report

OTHER INFORMATION (UNAUDITED),CONTINUED

Thornburg Florida Intermediate Municipal Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	–
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	–
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	–
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	–
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	–
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	–
Thornburg Limited Term U.S.Government Fund	14,360,583.780	33,945.016	80,017.170	–
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	–
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	–
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	–
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	–
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	–
Totals	344,763,402.818	1,523,862.247	2,464,365.668	–

Certified Annual Report 27

Thornburg New York Intermediate Municipal Fund
September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002,which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4          Certified Annual Report

Important Information

Performance data quoted represent the past and are no guarantee of future results. Current returns may be either lower or higher than those shown. Share prices and returns will fluctuate and investors may experience a loss upon redemption. There is no guarantee that the Fund will meet its objectives. Shares in the Fund carry risks, including possible loss of principal. The principal value of a bond fund will decrease when interest rates rise.

The maximum sales charge for Class A Shares is 2.00%

For the most recent month-end performance information, visit www.thornburg.com.

The information presented on the following pages was current as of September 30, 2004. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – Represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S.,with an average maturity which ranges from seven to twelve years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains,if any,but do not reflect fees,brokerage commissions or other expenses of investing.Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, calls, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report 5

Letter to Shareholders

George Strickland
Portfolio Manger

October 21, 2004

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg New York Intermediate Municipal Fund. This report will cover only the three-month period from June 30, 2004 to September 30, 2004 because the fiscal year end of the Fund was recently changed from June 30 to September 30. The net asset value of the A shares increased by 18 cents to $12.64 during the three months ending September 30, 2004. If you were with us for the entire period, you received dividends of 10 cents per share.

Over the last three months, interest rates on bonds that mature in five to ten years have fallen more than interest rates on bonds that mature in less than five years. This has led to better performance for intermediate bonds relative to shorter-term bonds. The A shares of your Fund produced a total return of 2.26% over the last three months, compared to a 4.35% return for the Merrill Lynch 7-12 Year Municipal Bond Index. We believe that the index outperformed the Fund because it is generally concentrated in bonds with a longer duration than bonds held by the Fund. If long-term interest rates start to rise again, we would expect the Fund to outperform the index.

Interest rates on intermediate municipal bonds have covered a lot of ground since September 30, 2003. For example, the yield on a seven-year AAA-rated municipal bond hit a low of 2.67% on March 9, 2004 before climbing to a high of 3.80% only two months later. As of September 30, 2004, that bond’s yield has fallen back down to 3.12%. (Source: Bloomberg: Municipal Market Advisors, Inc.)

Ironically, bond yields rose this past spring before the Federal Reserve started raising the targeted Fed Funds rate. Now that the Federal Reserve is pushing up short-term interest rates, the interest rates on bonds and home mortgages have been falling. In essence, the bond market is counteracting a tightening Federal Reserve by allowing corporations, governments, and individuals to borrow money at lower interest rates.

Given the abundant liquidity and relatively low yields in the bond markets today, we believe that the Federal Reserve has a significant amount of additional tightening to do before they overcome the bond market’s “give back” and achieve a neutral monetary policy. The yield curve does not appear to be pricing in this possibility today. If it does start pricing in a more aggressive Federal Reserve, we believe that bond yields will rise above current levels.

We have positioned your Fund with this outlook in mind. Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of over 55 municipal obligations from all over the state. Today, your Fund’s weighted average maturity is 5.84 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where

6 Certified Annual Report

yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates rise, because it will allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart below describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Thanks to moderate economic growth, increased taxes, and federal aid, New York State was able to close the 2004 fiscal year with a $300 million surplus. The current year budget deficit of $669 million appears manageable, but out-year deficit estimates of $5 billion to $7 billion may prove to be more challenging. Longer term challenges include bringing down a heavy debt burden and making the state’s tax code more competitive while continuing to meet major infrastructure needs. To reduce credit risk, we currently have 99% of the portfolio in bonds rated A or above and have maintained broad diversification across issuers and market sectors.

% of portfolio			Cumulative %
maturing			maturing
2 years	=	18%	Year 2	=	18%
2 to 4 years	=	26%	Year 4	=	44%
4 to 6 years	=	10%	Year 6	=	54%
6 to 8 years	=	11%	Year 8	=	65%
8 to 10 years	=	15%	Year 10	=	80%
10 to 12 years	=	5%	Year 12	=	85%
12 to 14 years	=	4%	Year 14	=	89%
14 to 16 years	=	6%	Year 16	=	95%
16 to 18 years	=	0%	Year 18	=	95%
Over 18 years	=	5%	Over 18 years	=	100%

Percentages can and do vary. Data as of 9/30/04.

Over the years, our practice of laddering a diversified portfolio of short- and intermediate-maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report 7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	September 30, 2004

ASSETS
Investments at value (cost $42,671,113)	$44,511,502
Cash	27,471
Receivable for investments sold	561,000
Receivable for fund shares sold	2,654
Interest receivable	558,459
Prepaid expenses and other assets	299

Total Assets	45,661,385

LIABILITIES
Payable for fund shares redeemed	13,493
Accounts payable and accrued expenses	35,712
Payable to investment advisor and other affiliates (Note 3)	25,664
Dividends payable	43,951

Total Liabilities	118,820

NET ASSETS	$45,542,565

NET ASSETS CONSIST OF:
Undistributed (distribution in excess of) net investment income	$(5,952)
Net unrealized appreciation (depreciation) on investments	1,840,389
Accumulated net realized gain (loss)	(19,617)
Net capital paid in on shares of beneficial interest	43,727,745

$45,542,565

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($45,542,565 applicable to 3,603,132 shares of beneficial interest outstanding — Note 4)	$12.64
Maximum sales charge, 2.00% of offering price	0.26

Maximum Offering Price Per Share	$12.90

See notes to financial statements

8 Certified Annual Report

STATEMENTS OF OPERATIONS

Thornburg New York Intermediate Municipal Fund

	Three Months Ended	Year Ended
	September 30, 2004	June 30, 2004
INVESTMENT INCOME:
Interest income (net of premium amortized of $95,995 and $332,490 for the period ended September 30, 2004 and year ended June 30, 2004, respectively)	$467,852	$1,872,494

EXPENSES:
Investment advisory fees (Note 3)	56,020	208,059
Administration fees (Note 3)	14,005	52,017
Service fees (Note 3)	28,010	98,757
Transfer agent fees	7,830	29,297
Custodian fees (Note 3)	8,244	35,364
Registration and filing fees	109	0
Professional fees	9,484	22,259
Accounting fees	860	2,831
Trustee fees	426	1,008
Other expenses	7,363	10,975

Total Expenses	132,351	460,567
Less:
Investment advisory fees waived (Note 3)	(21,168)	(47,265)
Fees paid indirectly (Note 3)	(264)	(1,334)

Net Expenses	110,919	411,968

Net Investment Income	356,933	1,460,526

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	11,068	7,282
Increase (decrease) in unrealized appreciation of investments	629,517	(1,325,587)

Net Realized and Unrealized Gain (Loss) on Investments	640,585	(1,318,305)

Net Increase (Decrease) in Net Assets Resulting From Operations	$997,518	$142,221

See notes to financial statements

Certified Annual Report 9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Three Months Ended	Year Ended	Year Ended
	September 30, 2004	June 30, 2004	June 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$356,933	$1,460,526	$1,416,047
Net realized gain (loss) on investments sold	11,068	7,282	(38,903)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	629,517	(1,325,587)	678,415

Net Increase (Decrease) in Net Assets Resulting from Operations	997,518	142,221	2,055,559
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(356,933)	(1,460,846)	(1,416,047)
From realized gains
Class A Shares	0	0	(52,639)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	2,350,704	4,106,329	7,101,029

Net Increase (Decrease) in Net Assets	2,991,289	2,787,704	7,687,902
NET ASSETS:
Beginning of period	42,551,276	39,763,572	32,075,670

End of period	$45,542,565	$42,551,276	$39,763,572

See notes to financial statements.

10 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes.

The Fund employed a fiscal year ending June 30 from the Fund’s inception through June 30, 2004, when the Trustees determined to change the Fund’s fiscal year end to September 30. In consequence, the Fund’s financial statements display information for a fiscal period commencing July 1, 2004 and ending September 30, 2004.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows: Valuation of Investments: In determining net asset value, the Trust utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute substantially all of its taxable and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Trust makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified

Certified Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2004

against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
 Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended September 30, 2004, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. For the period ended September 30, 2004 and the year ended June 30, 2004, the Advisor voluntarily waived investment advisory fees of $21,168 and $47,265, respectively. The Trust entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets.

The Trust has a Distribution Agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the distributor of Fund shares. For the period ended September 30, 2004 and the year ended June 30, 2004, the Distributor has advised the Fund that it earned commissions aggregating $35 and $268, respectively, from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the Fund’s average daily net assets for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the period ended September 30, 2004 and the year ended June 30, 2004, fees paid indirectly were $264 and $1,334, respectively.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST
At September 30, 2004 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest of Class A were as follows:

	Three Months Ended		Year Ended		Year Ended
	September 30, 2004		June 30, 2004		June 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	289,811	$3,647,279	940,980	$11,918,550	1,011,444	$12,957,471
Shares issued to shareholders in reinvestment of dividends	18,199	229,327	73,809	933,594	70,934	907,397
Shares repurchased	(121,053)	(1,525,902)	(690,958)	(8,745,815)	(530,074)	(6,763,839)

Net Increase (Decrease)	186,957	$2,350,704	323,831	$4,106,329	552,304	$7,101,029

NOTE 5 – SECURITIES TRANSACTIONS
 For the period ended September 30, 2004 the Fund had purchase and sale transactions (excluding short-term securities) of $2,729,025 and $1,737,500, respectively.

NOTE 6 – INCOME TAXES
At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$42,670,346

Gross unrealized appreciation on a tax basis	$1,854,740
Gross unrealized depreciation on a tax basis	(13,584)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,841,156

12 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2004

At September 30, 2004, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2004, the Fund had tax basis capital losses of $20,384, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryovers expire September 30, 2011.

The Fund utilized $11,237 of its capital loss carry forward during the period ended September 30, 2004.

In order to account for permanent book/tax differences, the Fund increased net capital paid in on shares of beneficial interest by $294, decreased accumulated net realized investment loss by $29, and increased over-distributed net investment income (loss) by $323. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from market discount.

The tax character of distributions paid by the Fund for the period ended September 30, 2004, and years ended June 30, 2004 and June 30, 2003 was as follows:

	9/30/04	6/30/04	6/30/03
Tax-exempt income	$356,933	$1,460,846	$1,416,047
Long-term capital gain	—	—	$52,639

Certified Annual Report 13

FINANCIAL HIGHLIGHTS

  Thornburg New York Intermediate Municipal Fund

	Period Ended		Year Ended June 30,
	September 30,
	2004		2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.46		$12.86	$12.63	$12.55	$12.16	$12.36

Income from investment operations:
Net investment income	0.10		0.45	0.51	0.54	0.62	0.64
Net realized and unrealized gain (loss) on investments	0.18		(0.40)	0.25	0.08	0.39	(0.20)

Total from investment operations	0.28		0.05	0.76	0.62	1.01	0.44
Less dividends from:
Net investment income	(0.10)		(0.45)	(0.51)	(0.54)	(0.62)	(0.64)
Realized capital gains	—		—	(0.02)	—	—	—

Total distributions	(0.10)		(0.45)	(0.53)	(0.54)	(0.62)	(0.64)

Change in net asset value	0.18		(0.40)	0.23	0.08	0.39	(0.20)
NET ASSET VALUE, end of period	$12.64		$12.46	$12.86	$12.63	$12.55	$12.16

RATIOS/SUPPLEMENTAL DATA
Total return (a)	2.26%		0.36%	6.16%	5.05%	8.44%	3.65%
Ratios to average net assets:
Net investment income	3.19	%(b)	3.51%	4.02%	4.29%	4.95%	5.23%
Expenses, after expense reductions	0.99	%(b)	0.99%	0.93%	0.87%	0.87%	0.76%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.93%	0.87%	—	—
Expenses, before expense reductions	1.18	%(b)	1.11%	1.10%	1.09%	1.13%	1.15%
Portfolio turnover rate	4.27%		13.46%	15.57%	17.66%	21.96%	19.02%
Net assets at end of period (000)	$45,543		$42,551	$39,764	$32,076	$25,855	$24,365

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

14 Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-665
NASDAQ SYMBOLS: CLASS A — THNYX

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$465,000	Amherst Industrial Development Agency Civic Facility Revenue, 5.75% due 4/1/2015 (Insured: ACA)	NR/A	$502,586
700,000	Bethlehem Central School District G. O., 7.10% due 11/1/2006 (Insured: AMBAC)	Aaa/AAA	772,464
1,075,000	Brookhaven Industrial Development Agency Civic Facility Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A2/A-	1,098,091
215,000	Canastota Central School District G. O., 7.10% due 6/15/2007 (ETM)*	Baa2/NR	244,008
205,000	Canastota Central School District G. O., 7.10% due 6/15/2008 (ETM)*	Baa2/NR	240,231
1,000,000	Hempstead Ind. Dev. Agency Resource Recovery Revenue, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel Project)	A3/BBB	1,063,150
1,000,000	Hempstead Industrial Development Agency Resource Recovery Revenue Refunding, 5.00% due 12/1/2007 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,075,890
785,000	Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	874,616
1,000,000	Long Island Power Authority General Series B, 5.00% due 12/1/2006	Baa1/A-	1,057,290
405,000	Long Island Power Authority New York Electric Systems Revenue Subordinated Series 8-F, 5.00% due 4/1/2011 put 4/1/2006 (Insured: MBIA)	Aaa/AAA	423,205
880,000	Monroe County Industrial Development Agency Revenue, 6.45% due 2/1/2014 (Civic Facility — DePaul Community Facility Project; Insured: Sonyma)	Aa1/NR	901,692
530,000	Nassau Health Care Corp., 6.00% due 8/1/2011 (Insured: FSA)	Aaa/AAA	610,814
600,000	New York Adjustment Adjusted Series H Subseries H 3, 1.73% due 8/1/2023 put 10/1/2004 (daily demand notes)	VMIG1/A1+	600,000
1,800,000	New York City Adjustment Series C, 1.68% due 10/1/2023 put 10/1/2004 (LOC: JPM) (daily demand notes)	VMIG1/A1+	1,800,000
580,000	New York City Industrial Development Agency Civic Facility Revenue Refunding, 6.00% due 8/1/2006 (YMCA Greater New York Project)	Baa1/NR	618,094
1,000,000	New York City Municipal Water Finance Authority Series B, 5.75% due 6/15/2013 (ETM)*	Aaa/AAA	1,071,550
1,365,000	New York City Transitional Refunding Future Tax Secured C, 5.25% due 8/1/2016 (Insured: AMBAC)	Aaa/AAA	1,502,838
920,000	New York City Trust Cultural Resources Revenue, 5.75% due 7/1/2014 (Museum of American Folk Art Project; Insured: ACA)	NR/A	987,188
1,000,000	New York Dormitory Authority Lease Revenue Series A, 5.25% due 8/15/2013 (Insured: FSA)	Aaa/AAA	1,107,490
350,000	New York Dormitory Authority Revenue, 5.25% due 7/1/2010 (Insured: Radian)	NR/AA	388,573
370,000	New York Dormitory Authority Revenue, 5.25% due 7/1/2011 (Insured: Radian)	NR/AA	412,624
500,000	New York Dormitory Authority Revenue, 7.35% due 8/1/2029 (Jewish Geriatric Project; Insured: FHA)	NR/AAA	512,095
110,000	New York Dormitory Authority Revenue Capital Appreciation, 0% due 7/1/2005 (Insured: FSA)	Aaa/AAA	108,494
1,115,000	New York Dormitory Authority Revenue Mental Health Services Facilities Improvement A, 5.50% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	1,248,376
1,000,000	New York Dormitory Authority Revenue Refunding, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center Project; Insured: Sonyma Mortgage)	Aa1/NR	1,113,690
575,000	New York Dormitory Authority School District Bond Financing Program Series A, 5.50% due 7/1/2009	NR/A+	640,090
400,000	New York Environmental Facilities Corp. PCR Water Revolving Fund Series E, 6.875% due 6/15/2014	Aaa/AAA	407,692
665,000	New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007 @ 100	A3/AAA	745,897
20,000	New York Medical Care Facilities Finance Agency Revenue, 6.125% due 2/15/2014 (Insured: FHA)	Aa2/AA	20,610
500,000	New York Medical Care Facilities Finance Agency Revenue Series A, 6.85% due 2/15/2017 pre-refunded 2/15/2005 @ 102 (Brookdale Hospital Medical Center Project)	Aaa/AAA	519,770
500,000	New York Medical Care Facilities Finance Agency Revenue Series A, 6.80% due 2/15/2020 pre-refunded 2/15/2005 @ 102 (New York Downtown Hospital Project)	Aaa/AAA	519,675
665,000	New York Mortgage Agency Revenue, 5.85% due 10/1/2017	Aaa/NR	701,941
1,000,000	New York New York Refunding Series A, 5.50% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,138,120
750,000	New York Series A, 7.00% due 8/1/2007 (Insured: FSA)	Aaa/AAA	825,007
350,000	New York Series F, 5.50% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	372,967
1,000,000	New York Series G, 6.75% due 2/1/2009 (Insured: MBIA)	Aaa/AAA	1,164,320
1,530,000	New York State Dormitory Authority Lease Revenue Court Facilities Series A, 4.00% due 5/15/2006	A3/A	1,576,665

Certified Annual Report 15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$1,000,000	New York State Dormitory Authority Revenue, 5.50% due 3/15/2012	NR/AA	$1,138,430
1,000,000	New York State Dormitory Authority Revenue Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	1,084,760
500,000	New York State G. O., 9.875% due 11/15/2005	A2/AA	543,500
80,000	New York State Housing Finance Service Contract Series A 2003, 6.375% due 9/15/2015 pre-refunded 9/15/2005 @ 102	A3/AA-	85,171
5,000	New York State Housing Finance Service Contract Unrefunded Balance Series A 2003, 6.375% due 9/15/2015	A3/AA-	5,290
300,000	New York State Mortgage Agency Revenue Series 70, 5.375% due 10/1/2017	Aa2/NR	314,688
1,000,000	New York State Thruway Authority Service Contract Revenue Refunding, 5.50% due 4/1/2013 (Local Highway & Bridge Project; Insured: XLCA)	Aaa/AAA	1,127,460
300,000	New York State Thruway Authority State Personal Income Tax Revenue Transportation Series A, 5.00% due 3/15/2006	A1/AA	313,728
1,000,000	New York State Urban Development Corp. Revenue Personal Income Tax Series D, 5.00% due 12/15/2006	A1/AA	1,063,390
1,000,000	New York State Urban Development Corp. Revenue Refunding Facilities A, 6.50% due 1/1/2011 (Correctional Capital Project; Insured: FSA)	Aaa/AAA	1,188,100
2,000,000	New York Urban Development Corp. Correctional Facilities Revenue, 0% due 1/1/2008	A3/AA-	1,820,620
1,505,000	Newark Wayne Community Hospital Revenue Series B, 5.875% due 1/15/2033 (Insured: AMBAC)	Aaa/AAA	1,520,170
375,000	Oneida County Industrial Development Agency Revenue, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	425,569
450,000	Oneida County Industrial Development Agency Revenue, 6.10% due 6/1/2020 (Civic Facility Presbyterian Home Project; LOC: HSBC Bank USA)	Aa3/NR	492,448
750,000	Port Chester Industrial Development Agency Refunding, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation Project; Collateralized: FNMA)	NR/AAA	808,253
560,000	Puerto Rico Electric Power Authority Power Revenue Refunding Series J, 5.375% due 7/1/2017 (Insured: XLCA)	Aaa/AAA	645,389
1,000,000	Puerto Rico Public Buildings Authority Revenue Refunding Government Facilities Series K, 4.00% due 7/1/2026 put 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,047,880
850,000	Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series A-1C, 5.00% due 6/1/2012 (Secured: State Contingency Contract)	NR/AA-	888,777
210,000	Utica Industrial Development Agency Civic Facility Revenue, 5.25% due 7/15/2016 (Munson Williams Proctor Institute Project)	A1/NR	232,596
625,000	Valley Central School District Montgomery, 7.15% due 6/15/2007 (Insured: AMBAC)	Aaa/AAA	706,463
90,000	Westchester County IDA Civic Facility Revenue, 6.25% due 4/1/2005 (Julia Dyckman Project)	NR/NR	91,017

	TOTAL INVESTMENTS (Cost $42,671,113)		$44,511,502

† Credit ratings are unaudited.
* Escrowed to maturity.
See notes to financial statements.

CREDIT RATING†

16 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of
Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund series of Thornburg Investment Trust (the “Fund”) at September 30, 2004, the results of its operations for the three months ended September 30, 2004 and the year ended June 30, 2004, the changes in its net assets for the three months ended September 30, 2004 and the years ended June 30, 2004 and 2003 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

Certified Annual Report 17

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A Shares,

(b)	a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase; and

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/01/04	9/30/04	4/1/04-9/30/04
Class A Shares
Actual	$1,000	$1,007.20	$4.97
Hypothetical*	$1,000	$1,020.04	$5.01

†Expenses are equal to the annualized expense ratio for class A shares (0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 Certified Annual Report

INDEX COMPARISON

Thornburg New York Intermediate Municipal Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg New York Intermediate Municipal Fund Class A Total Returns, versus
Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index
(September 30, 1997 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended September 30, 2004 (with sales charge)

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
A Shares (Incep: 9/5/97)	0.44%	4.65%	N/A	4.51%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
A Shares (Incep: 9/5/97)	3.16%	1.96%	$12.64	$12.90

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charge: Class A Shares are sold with a maximum sales charge of 2.00%

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

Certified Annual Report 19

TRUSTEES AND OFFICERS

Thornburg New York Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997 (5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001-2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)
Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974-1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

20 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999-2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995-2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999-2002; Sales Representative, Solomon Smith Barney 1996-1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996-1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report 21

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003-2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998-2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001-2002; Oil Analyst, A.G. Edwards 1997-2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002-2004; Associate, Lehman Brothers, 1997-2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

22 Certified Annual Report

OTHER INFORMATION (UNAUDITED)

Thornburg New York Intermediate Municipal Fund	September 30, 2004

PORTFOLIO PROXY VOTING

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2004, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg New York Intermediate Municipal Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year (fiscal period commencing July 1, 2004 in the case of Thornburg New York Intermediate Municipal Fund) ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	—	—
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	—	—
Thornburg Value Fund	64,672,758.966	447,696.934	—	—
Thornburg International Value Fund	59,954,867.369	1,241,990.622	—	—
Thornburg Core Growth Fund	6,135,097.039	21,483.205	—	—
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	—	—
Total:	345,469,631.406	3,282,138.627	—	—

Certified Annual Report 23

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	—	—
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	—	—
Thornburg Value Fund	64,673,309.598	447,696.934	—	—
Thornburg International Value Fund	60,746,833.041	450,024.950	—	—
Thornburg Core Growth Fund	6,132,382.888	24,197.356	—	—
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	—	—
Total:	346,235,149.064	2,517,171.301	—	—
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	—	—
Thornburg Value Fund	64,693,947.421	446,508.479	—	—
Thornburg International Value Fund	60,752,533.146	444,324.845	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	—	—
Total:	346,310,480.812	2,461,288.921	—	—
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	—	—
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	—	—
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	—	—
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	—	—
Thornburg Value Fund	64,599,511.493	520,944.407	—	—
Thornburg International Value Fund	60,724,718.843	472,139.148	—	—
Thornburg Core Growth Fund	6,134,780.624	21,799.620	—	—
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	—	—
Total:	346,159,119.642	2,592,650.361	—	—
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	—	—
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	—	—

24 Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Value Fund	64,679,778.577	440,677.323	—	—
Thornburg International Value Fund	60,742,583.265	454,274.726	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	—	—
Total:	346,285,090.525	2,466,679.208	—	—
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	—	—
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	—	—
Thornburg Value Fund	64,681,039.437	439,416.463	—	—
Thornburg International Value Fund	60,010,455.736	1,186,402.255	—	—
Thornburg Core Growth Fund	6,131,956.015	24,624.229	—	—
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	—	—
Total:	345,556,209.517	3,195,560.216	—	—
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	—	—
Thornburg Value Fund	64,674,135.776	446,320.124	—	—
Thornburg International Value Fund	60,684,276.889	512,581.102	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	—	—
Total:	346,178,126.548	2,573,643.185	—	—
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	—	—
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	—	—
Thornburg Value Fund	64,683,895.944	436,559.906	—	—
Thornburg International Value Fund	60,726,245.097	470,612.894	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	—	—
Total:	346,278,127.848	2,497,641.885	—	—

Certified Annual Report 25

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	—
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	—
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	—
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	—
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	—
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	—
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	—
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	—
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	—
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	—
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	—
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	—
Totals	344,763,402.818	1,523,862.247	2,464,365.668	—

26 Certified Annual Report

Thornburg Limited Term Income Funds
September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4   Certified Annual Report

Important Information

Performance data quoted represent the past and are no guarantee of future results. Current returns may be either lower or higher than those shown. Share prices and returns will fluctuate and investors may experience a loss upon redemption. There is no guarantee that the Fund will meet its objectives. Shares in the Fund carry risks, including possible loss of principal. The principal value of a bond fund will decrease when interest rates rise.

For the Thornburg Limited Term U.S. Government Fund, the maximum sales charge for Class A Shares is 1.50%. B shares carry a contingent deferred sales charge (CDSC), if redeemed within a year, of 5.00%; within two years, 4.25%; within three years, 3.50%; within four years, 2.75%; within five years, 2.00%; within six years, 1.25%; within seven years, 0.50%. There is no charge for redemption within the eighth year. C shares include a 0.50% CDSC for the first year only. There is no up front sales charge for R-1 shares.

For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A Shares is 1.50%. C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no up front sales charge for R-1 shares.

For the most recent month-end performance information, visit www.thornburg.com.

The information presented on the following pages was current as of September 30, 2004. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Consumer Price Index (“CPI”) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Certified Annual Report 5

Letter to Shareholders

Steve Bohlin
Portfolio Manager

October 18, 2004

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund for the year-ended September 30, 2004. The net asset value of an A share of the Thornburg Limited Term Income Fund ended the period at $12.80. If you were invested for the entire period, you received dividends of 42.9 cents per share. If you reinvested your dividends, you received 43.5 cents per share. Investors who owned C shares received 39.5 and 40.1 cents per share, respectively. The net asset value of an A share of the Thornburg Limited Term U.S. Government Fund ended the year at $13.01. If you were invested for the entire period, you received dividends of 35.5 cents per share. If you reinvested your dividends, you received 35.9 cents per share. Investors who owned B shares received 20.8 and 20.9 cents per share, respectively. Investors who owned C shares received 31.4 and 31.8 cents per share, respectively. Please read the accompanying exhibits for more detailed information and history.

Interest rates on U.S. Treasuries generally rose during the last year. The 5-year Treasury yield rose from 2.86% to end the period at 3.38%. However, the market fluctuated widely in the interim. For example, the yield on a 5-year U.S. Treasury ranged between a high of 4.10% and a low of 2.65% over the period. Interest rates mostly rose through November before starting a downward trend through March. Market yields rose rapidly from April through June before starting a downward trend from June through September. There was also a flattening of the yield curve as shorter-term interest rates rose more than longer-term rates. Quality spreads (the additional yield on a corporate bond) contracted through December and have primarily remained at those lower levels through the remainder of the period.

Putting income and the change in price together, the A shares of the Thornburg Limited Term Income Fund produced a total return of 1.96% over the year, assuming a beginning-of-the-period investment at the net asset value. The Lehman Brothers Intermediate Government/Credit Index produced a 2.65% total return over the same time period. The A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 1.04% over the year, assuming a beginning-of-the-period investment at the net asset value. The Lehman Brothers Intermediate Government Index produced a 1.90% total return over the same time period. The Funds kept their maturities concentrated in the front years of the ladder. The flattening of the yield curve caused shorter-term bonds to underperform longer-term bonds. For example, the yield on a 3-year Treasury rose 100 basis points while the yield on a 10-year Treasury rose only 18 basis points. The Funds also shortened their average maturities in the second quarter of 2004 as interest rates rose and, therefore, had shorter durations than the indices during the rally that took place from June to September. Also, the Thornburg Limited Term Income Fund did not own some of the lower-rated credits represented in the Index. Some of these bonds benefited from the significant contraction in spreads to Treasuries on lower rated credits during the period. We have kept our durations shorter than the Indices thus far in 2004 because we believe doing so will improve the Funds’ return relative to the Indices if interest rates continue to rise.

6 Certified Annual Report

After reaching their highs for the year in June 2004, interest rates have fallen, even though the Federal Reserve Board has been raising the Fed Funds Rate. This has caused a flattening of the yield curve as short rates need to rise to keep up with the Fed, but long rates have actually fallen since the start of the tightening cycle. The continued rise in the price of oil has market participants convinced that the economy will slow down. This, coupled with moderate job growth, has some people convinced that long-term interest rate scenarios are benign. It is interesting to note that the increase in employment has averaged 142,000 per month since last September.

It remains to be seen if the rise in oil prices will, in fact, slow the U.S. economy. Other aspects of the U.S. economy have continued increasing as the U.S. moves away from the last recession: the GDP growth has been relatively robust, and an increase in household wealth appears to be sustaining spending in this cycle, not evident in earlier cycles. That may be due to the ease of taking money out of assets, especially houses through mortgage refinancing. A huge influx of foreign investments has helped, pushing down interest rates and boosting asset values. Over the past three years, foreigners have purchased over $675 billion in corporate bonds, over $700 billion of Treasuries, and $575 billion in Agency securities. This has helped corporate spreads as well. There has been a large improvement in credit spreads on corporate bonds over the last few years, but that improvement has moderated over the last six months, as quality spreads are now at levels last seen in 1998.

Given the uptick in inflation, the Fed Funds Rate is still very adaptive. If strong GDP growth continues and employment is rising, the last ingredient for the Fed staying accommodative is low inflation. The year-over-year change in the Consumer Price Index is 2.5%. The members of the Federal Open Market Committee have stated that they do not believe that inflation is much of a problem right now. Indeed, a 2.5% change in inflation is within the tolerances that the Fed has stated as its price stability goal. But the upward move in the “core inflation” numbers is eye-catching, as it may portend further increases in the rate of inflation. However, even if this 2.5% level holds, that means an investor is paying the U.S. Treasury to borrow their money, because the U.S. Treasury can pay the loan back with inflated dollars. They currently can borrow for one year at 2.1% and pay back the loan with dollars that are worth 2.5% less. An investor needs to venture further out the yield curve to reach a level that pays more than the rate of inflation.

It appears evident that the Fed will maintain their “measured pace”; the lost jobs are slowly being replaced; the economy is growing at a steady pace; and inflation is moderate. Eventually, the Fed Funds Rate needs to be at a neutral level, which would be at least the rate of inflation. Any marked increase in the pace of these data will cause the Fed to accelerate their “pace.” Unless inflation slows remarkably, the current level of the 10-year Treasury is not justified. We are cognizant of this as we invest these portfolios.

The Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund are laddered portfolios of short-to-intermediate bonds. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short-to-intermediate bonds is a sensible strategy over time.

Certified Annual Report 7

Letter to Shareholders
     continued

Intermediate bonds have proven to be a sensible part of a portfolio. They can provide stability to the underlying principal, and they can provide income for the portfolio, and over the years, they have provided an attractive return versus money market instruments.

Thank you for investing in our Funds. We feel the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short-to-intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned and we will maintain a steady course.

Sincerely,

Steve Bohlin
Portfolio Manager

8 Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	September 30, 2004

	Limited Term U.S.	Limited Term
	Government Fund	Income Fund
ASSETS
Investments at value (cost $219,401,181 and $377,883,579 respectively)	$219,794,226	$386,039,073
Cash	399,008	214,771
Receivable for investments sold	0	519,749
Principal receivable	11,346	0
Receivable for fund shares sold	1,257,852	1,768,631
Interest receivable	1,800,559	3,968,622
Prepaid expenses and other assets	56,634	70,779

Total Assets	223,319,625	392,581,625

LIABILITIES
Payable for securities purchased	0	4,050,000
Payable for fund shares redeemed	376,828	1,328,867
Accounts payable and accrued expenses	54,543	109,029
Payable to investment advisor and other affiliates (Note 3)	143,188	231,384
Dividends payable	88,189	272,552

Total Liabilities	662,748	5,991,832

NET ASSETS	$222,656,877	$386,589,793

NET ASSETS CONSIST OF:
Undistributed (distribution in excess of) net investment income	$181,257	$195,289
Net unrealized appreciation (depreciation) on investments	393,045	8,155,755
Accumulated net realized (gain) loss	(742,946)	(3,078,191)
Net capital paid in on shares of beneficial interest	222,825,521	381,316,940

	$222,656,877	$386,589,793

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($163,529,723 and $230,255,792 applicable to 12,568,446 and 17,983,751 shares of beneficial interest outstanding — Note 4)	$13.01	$12.80
Maximum sales charge, 1.50% of offering price	0.20	0.19

Maximum Offering Price Per Share	$13.21	$12.99

Class B Shares:
Net asset value, offering and redemption price per share* ($2,395,971 applicable to 184,576 shares of beneficial interest outstanding — Note 4)	$12.98	$0

Certified Annual Report 9

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

	Limited Term U.S.	Limited Term
	Government Fund	Income Fund
Class C Shares:
Net asset value and offering price per share * ($43,404,372 and $65,398,041 applicable to 3,315,659 and 5,116,053 shares of beneficial interest outstanding — Note 4)	$13.09	$12.78

Class I Shares:
Net asset value, offering and redemption price per share ($12,905,006 and $90,025,014 applicable to 992,058 and 7,030,930 shares of beneficial interest outstanding — Note 4)	$13.01	$12.80

Class R-1 Shares:
Net asset value, offering and redemption price per share ($421,805 and $910,946 applicable to 32,397 and 71,120 shares of beneficial interest outstanding — Note 4)	$13.02	$12.81

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See notes to financial statements.

10 Certified Annual Report

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2004

	Limited Term U.S.	Limited Term
	Government Fund	Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $2,186,854 and $1,381,058 respectively)	$8,370,660	$15,396,032

EXPENSES:
Investment advisory fees (Note 3)	863,926	1,784,799
Administration fees (Note 3)
Class A Shares	207,108	265,816
Class B Shares	3,200	0
Class C Shares	62,108	76,933
Class I Shares	6,159	41,261
Class R-1 Shares	160	298
Distribution and service fees (Note 3)
Class A Shares	345,974	481,910
Class B Shares	25,614
Class C Shares	496,812	615,555
Class R-1 Shares	655	1,221
Transfer agent fees
Class A Shares	147,670	220,090
Class B Shares	17,896
Class C Shares	65,475	75,072
Class I Shares	21,129	42,275
Class R-1 Shares	2,481	1,693
Registration and filing fees
Class A Shares	14,280	12,624
Class B Shares	10,960
Class C Shares	9,006	9,014
Class I Shares	8,311	8,260
Class R-1 Shares	13,436	13,483
Custodian fees (Note 3)	128,994	171,139
Professional fees	29,063	69,075
Accounting fees	22,420	26,225
Trustee fees	6,079	9,367
Other expenses	64,276	97,551

Total Expenses	2,573,192	4,023,661
Less:
Expenses reimbursed by investment advisor (Note 3)	(59,784)	(288,358)
Distribution and service fees waived (Note 3)	(246,051)	(303,878)
Fees paid indirectly (Note 3)	(5,164)	(5,439)

Net Expenses	2,262,193	3,425,986

Net Investment Income	$6,108,467	$11,970,046

Certified Annual Report 11

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2004

	Limited Term U.S.	Limited Term
	Government Fund	Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investments	$2,572,794	$(1,203,824)
Foreign currency transactions	0	6,191

	2,572,794	(1,197,633)

Net change in unrealized appreciation (depreciation) on:
Investments	(6,634,413)	(3,680,211)
Foreign currency translation	0	(1,009)

	(6,634,413)	(3,681,220)

Net Realized and Unrealized Gain (Loss) on Investments	(4,061,619)	(4,878,853)

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,046,848	$7,091,193

See notes to financial statements.

12 Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

     Thornburg Limited Term U.S. Government Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$6,108,467	$7,983,017
Net realized gain (loss) on investments sold	2,572,794	4,695,491
Increase (Decrease) in unrealized appreciation of investments	(6,634,413)	(5,709,054)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,046,848	6,969,454
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,505,818)	(6,174,157)
Class B Shares	(42,140)	(50,597)
Class C Shares	(1,193,563)	(1,378,892)
Class I Shares	(363,591)	(379,370)
Class R-1 Shares	(3,340)	(1)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(10,449,346)	21,836,105
Class B Shares	(628,485)	3,080,205
Class C Shares	(11,845,239)	25,756,540
Class I Shares	19,693	6,129,775
Class R-1 Shares	421,885	76

Net Increase (Decrease) in Net Assets	(26,543,096)	55,789,138
NET ASSETS:
Beginning of year	249,199,973	193,410,835

End of year	$222,656,877	$249,199,973

See notes to financial statements.

Certified Annual Report 13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$11,970,046	$9,222,797
Net realized gain (loss) on investments sold	(1,197,633)	1,075,205
Increase (Decrease) in unrealized appreciation of investments and foreign currency translation	(3,681,220)	2,954,124

Net Increase (Decrease) in Net Assets Resulting from Operations	7,091,193	13,252,126
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,103,088)	(5,571,809)
Class C Shares	(1,897,482)	(1,505,535)
Class I Shares	(3,012,694)	(2,145,452)
Class R-1 Shares	(8,104)	(1)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	48,582,688	77,437,936
Class C Shares	11,375,293	23,908,108
Class I Shares	31,761,582	19,271,605
Class R-1 Shares	903,829	76

Net Increase (Decrease) in Net Assets	87,693,217	124,647,054
NET ASSETS:
Beginning of year	298,896,576	174,249,522

End of year	$386,589,793	$298,896,576

See notes to financial statements.

14 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing ten series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ objectives are to obtain as high a level of current income as is consistent with the preservation of capital.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R-1) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R-1) shares. Each class of shares of a fund represents an interest in the same portfolio of investments of that fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R-1 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, each fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to service and distribution fees, administrative fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows: Valuation of Investments: In determining net asset value, the Funds utilize an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Funds to comply with the provisions of the Internal Revenue code applicable to “regulated investment companies” and to distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Funds make a commitment to purchase a security on a when-issued basis, they will record the transaction and reflect the value in determining each fund’s net asset value. When effecting such transactions, assets of the Funds of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Funds’ records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums

Certified Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% of the average daily net assets of the Income Fund depending on each fund’s asset size. The Funds also have an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to Class A, Class B, Class C, and Class R-1 shares, and up to .05 of 1% of the average daily net assets attributable to Class I shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and Distribution Fees of $19,171, $11,847, $12,584, and $16,182 for the Class B, C, I, and R-1 shares, respectively, of the Government Fund and $157,475, $77,983, $37,056, and $15,844 for the Class A, C, I, and R-1 shares, respectively, of the Income Fund.

The Funds have underwriting agreements with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2004, the Distributor has advised the Funds that it earned net commissions aggregating $1,972 and $1,098 from the sales of Class A shares of the Government Fund and Income Fund, respectively, and collected contingent deferred sales charges aggregating $15,528 and $18,084 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to the Class A, Class B, Class C, and Class R-1 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Funds have also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R-1 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R-1 shares of the Funds at an annual rate of up to .75 of 1% of

16 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

the average daily net assets attributable to these classes. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2004 are set forth in the Statements of Operations. Distribution fees of $246,051 and $303,908 respectively for Class C shares of the Government Fund and Income Fund were waived.

The Funds have an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the year ended September 30, 2004, the fees paid indirectly were $5,164 and $5,439 for the Government Fund and Income Fund respectively.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2004 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,221,701	$42,079,302	7,033,728	$93,088,730
Shares issued to shareholders in reinvestment of dividends	258,973	3,377,519	352,071	4,651,838
Shares repurchased	(4,285,525)	(55,906,167)	(5,757,412)	(75,904,463)

Net Increase (Decrease)	(804,851)	$(10,449,346)	1,628,387	$21,836,105

Class B Shares
Shares sold	78,261	$1,011,694	265,526	$3,519,557
Shares issued to shareholders in reinvestment of dividends	1,992	25,958	2,704	35,753
Shares repurchased	(128,014)	(1,666,137)	(35,893)	(475,105)

Net Increase (Decrease)	(47,761)	$(628,485)	232,337	$3,080,205

Class C Shares
Shares sold	728,926	$9,584,018	2,733,738	$36,415,998
Shares issued to shareholders in reinvestment of dividends	67,056	880,006	83,795	1,113,966
Shares repurchased	(1,700,988)	(22,309,263)	(887,516)	(11,773,424)

Net Increase (Decrease)	(905,006)	$(11,845,239)	1,930,017	$25,756,540

Class I Shares
Shares sold	415,995	$5,417,464	808,309	$10,671,009
Shares issued to shareholders in reinvestment of dividends	23,453	305,738	24,410	322,502
Shares repurchased	(436,875)	(5,703,509)	(367,766)	(4,863,736)

Net Increase (Decrease)	2,573	$19,693	464,953	$6,129,775

Class R-1 Shares
Shares sold	33,177	$432,173	6	$75
Shares issued to shareholders in reinvestment of dividends	186	2,416	—	1
Shares repurchased	(972)	(12,704)	—	—

Net Increase (Decrease)	32,391	$421,885	6	$76

Certified Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

INCOME FUND

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	7,793,807	$99,954,867	8,212,612	$105,632,467
Shares issued to shareholders in reinvestment of dividends	403,134	5,160,648	317,279	4,076,963
Shares repurchased	(4,413,893)	(56,532,827)	(2,518,725)	(32,271,494)

Net Increase (Decrease)	3,783,048	$48,582,688	6,011,166	$77,437,936

Class C Shares
Shares sold	2,147,268	$27,537,572	2,753,770	$35,318,563
Shares issued to shareholders in reinvestment of dividends	100,334	1,282,321	83,893	1,076,023
Shares repurchased	(1,365,887)	(17,444,600)	(973,489)	(12,486,478)

Net Increase (Decrease)	881,715	$11,375,293	1,864,174	$23,908,108

Class I Shares
Shares sold	4,876,662	$62,615,919	2,435,755	$31,247,349
Shares issued to shareholders in reinvestment of dividends	214,441	2,744,433	150,329	1,931,913
Shares repurchased	(2,637,669)	(33,598,770)	(1,080,571)	(13,907,657)

Net Increase (Decrease)	2,453,434	$31,761,582	1,505,513	$19,271,605

Class R-1 Shares
Shares sold	71,754	$911,924	6	$75
Shares issued to shareholders in reinvestment of dividends	223	2,855	—	1
Shares repurchased	(863)	(10,950)	—	—

Net Increase (Decrease)	71,114	$903,829	6	$76

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2004, portfolio purchase and sale transactions (excluding short-term securities) were $30,660,612 and $61,569,919 for the Government Fund and $164,766,639 and $77,345,639 for the Income Fund, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purpose	$219,401,181	$377,891,566

Gross unrealized appreciation on a tax basis	$2,151,001	$9,486,517
Gross unrealized depreciation on a tax basis	(1,757,956)	(1,338,749)

Net unrealized appreciation (depreciation) on investments (tax basis)	$393,045	$8,147,507

Distributable Earnings ordinary income	$195,092	$224,841

18 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

At September 30, 2004, the Government Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

2009	$729,335
2010	13,611

$742,946

At September 30, 2004, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

2008	$497,824
2009	650,941
2010	308,333

$1,457,098

The Government Fund utilized $2,474,887 and the Income Fund utilized $182,795 of capital loss carry forwards for the year ended September 30, 2004. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

During the year ended September 30, 2004, $43,183 of capital loss carry forwards from prior years expired for the Income Fund.

As of September 30, 2004, the Income Fund had deferred capital losses occurring subsequent to October 31, 2003 of $1,613,106. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

In order to account for book/tax differences, The Government Fund increased undistributed net investment income (loss) by $97,907 and increased accumulated net realized (loss) by $97,907. The Income Fund increased undistributed net investment income (loss) by $240,665, increased accumulated net realized (loss) by $197,482, and decreased net paid in capital paid in on shares of beneficial interest by $43,183. This reclass has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency, paydowns, and an expired capital loss carry forward.

For tax purposes, distributions for the years ended September 30, 2004 and September 30, 2003, were paid from ordinary income.

Certified Annual Report 19

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class A Shares:	2004	2003	2002	2001	2000
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.23	$13.27	$12.77	$12.03	$12.06

Income from investment operations:
Net investment income	0.35	0.47	0.58	0.67	0.68
Net realized and unrealized gain (loss) on investments	(0.22)	(0.04)	0.50	0.74	(0.03)

Total from investment operations	0.13	0.43	1.08	1.41	0.65
Less dividends from:
Net investment income	(0.35)	(0.47)	(0.58)	(0.67)	(0.68)

Change in net asset value	(0.22)	(0.04)	0.50	0.74	(0.03)
NET ASSET VALUE, end of year	$13.01	$13.23	$13.27	$12.77	$12.03

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.04%	3.29%	8.75%	12.02%	5.58%
Ratios to average net assets:
Net investment income	2.72%	3.53%	4.53%	5.39%	5.69%
Expenses, after expense reductions	0.92%	0.92%	0.93%	0.99%	0.98%
Expenses, after expense reductions and net of custody credits	0.91%	0.90%	0.92%	—	—
Expenses, before expense reductions	0.92%	0.92%	0.93%	0.99%	0.99%
Portfolio turnover rate	12.39%	35.06%	4.34%	15.23%	19.66%
Net assets at end of year (000)	$163,530	$176,876	$155,864	$105,348	$87,616

(a) Sales loads are not reflected in computing total return.

20 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended	Period Ended
	September 30,	September 30,
Class B Shares:	2004	2003(c)
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$13.22	$13.12

Income from investment operations
Net investment income	0.21	0.37
Net realized and unrealized gain (loss) on investments	(0.24)	0.10

Total from investment operations	(0.03)	0.47
Less dividends from:
Net investment income	(0.21)	(0.37)

Change in net asset value	(0.24)	0.10
NET ASSET VALUE, end of period	$12.98	$13.22

RATIOS/SUPPLEMENTAL DATA
Total return (a)	(0.24)%	3.60%
Ratios to average net assets:
Net investment income	1.65%	2.93	% (b)
Expenses, after expense reductions	1.99%	1.35	% (b)
Expenses, after expense reductions and net of custody credits	1.99%	1.33	% (b)
Expenses, before expense reductions	2.74%	3.32	% (b)
Portfolio turnover rate	12.39%	35.06%
Net assets at end of period (000)	$2,396	$3,073

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class B Shares was November 1, 2002.

Certified Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

     Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$13.31	$13.35	$12.85	$12.10	$12.12

Income from investment operations:
Net investment income	0.31	0.43	0.54	0.62	0.63
Net realized and unrealized gain (loss) on investments	(0.22)	(0.04)	0.50	0.75	(0.02)

Total from investment operations	0.09	0.39	1.04	1.37	0.61
Less dividends from:
Net investment income	(0.31)	(0.43)	(0.54)	(0.62)	(0.63)

Change in net asset value	(0.22)	(0.04)	0.50	0.75	(0.02)
NET ASSET VALUE, end of year	$13.09	$13.31	$13.35	$12.85	$12.10

RATIOS/SUPPLEMENTAL DATA
Total return	0.73%	2.96%	8.33%	11.60%	5.23%
Ratios to average net assets:
Net investment income	2.40%	3.14%	4.13%	4.89%	5.26%
Expenses, after expense reductions	1.24%	1.24%	1.28%	1.41%	1.40%
Expenses, after expense reductions and net of custody credits	1.24%	1.22%	1.27%	—	—
Expenses, before expense reductions	1.76%	1.76%	1.78%	2.01%	2.11%
Portfolio turnover rate	12.39%	35.06%	4.34%	15.23%	19.66%
Net assets at end of year (000)	$43,404	$56,166	$30,587	$12,704	$5,098

22 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

     Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$13.22	$13.27	$12.77	$12.03	$12.05

Income from investment operations:
Net investment income	0.39	0.51	0.62	0.72	0.72
Net realized and unrealized gain (loss) on investments	(0.21)	(0.05)	0.50	0.74	(0.02)

Total from investment operations	0.18	0.46	1.12	1.46	0.70
Less dividends from:
Net investment income	(0.39)	(0.51)	(0.62)	(0.72)	(0.72)

Change in net asset value	(0.21)	(0.05)	0.50	0.74	(0.02)
NET ASSET VALUE, end of year	$13.01	$13.22	$13.27	$12.77	$12.03

RATIOS/SUPPLEMENTAL DATA
Total return	1.37%	3.51%	9.11%	12.45%	6.07%
Ratios to average net assets:
Net investment income	2.95%	3.77%	4.86%	5.79%	6.06%
Expenses, after expense reductions	0.67%	0.64%	0.61%	0.61%	0.60%
Expenses, after expense reductions and net of custody credits	0.67%	0.62%	0.60%	—	—
Expenses, before expense reductions	0.77%	0.82%	1.04%	1.21%	1.08%
Portfolio turnover rate	12.39%	35.06%	4.34%	15.23%	19.66%
Net assets at end of year (000)	$12,905	$13,085	$6,960	$3,992	$3,819

Certified Annual Report   23

FINANCIAL HIGHLIGHTS, CONTINUED

     Thornburg Limited Term U.S. Government Fund

	Year Ended	Period Ended
	September 30,	September 30,
	2004	2003(c)
Class R-1 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$13.23	$13.38

Income from investment operations:
Net investment income	0.37	0.17
Net realized and unrealized gain (loss) on investments	(0.21)	(0.15)

Total from investment operations	0.16	0.02
Less dividends from:
Net investment income	(0.37)	(0.17)

Change in net asset value	(0.21)	(0.15)
NET ASSET VALUE, end of period	$13.02	$13.23

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.26%	0.19%
Ratios to average net assets:
Net investment income	2.62%	5.07	%(b)
Expenses, after expense reductions	0.91%	1.15	%(b)
Expenses, after expense reductions and net of custody credits	0.91%	1.15	%(b)
Expenses, before expense reductions	13.56%	41,652.81	%(b)*
Portfolio turnover rate	12.39%	35.06%
Net assets at end of period (000)	$422	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R-1 Shares was July 1, 2003.

(d)	Net assets at end of year were less than $1,000.

*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

24   Certified Annual Report

FINANCIAL HIGHLIGHTS

     Thornburg Limited Term Income Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$12.99	$12.79	$12.55	$11.89	$11.93

Income from investment operations:
Net investment income	0.43	0.51	0.61	0.73	0.73
Net realized and unrealized gain (loss) on investments	(0.19)	0.20	0.24	0.66	(0.04)

Total from investment operations	0.24	0.71	0.85	1.39	0.69
Less dividends from:
Net investment income	(0.43)	(0.51)	(0.61)	(0.73)	(0.73)

Change in net asset value	(0.19)	0.20	0.24	0.66	(0.04)
NET ASSET VALUE, end of year	$12.80	$12.99	$12.79	$12.55	$11.89

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.96%	5.56%	7.05%	12.05%	6.05%
Ratios to average net assets:
Net investment income	3.33%	3.91%	4.88%	5.94%	6.21%
Expenses, after expense reductions	0.99%	0.99%	0.99%	1.00%	0.99%
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99%	—	—
Expenses, before expense reductions	1.07%	1.04%	1.10%	1.16%	1.21%
Portfolio turnover rate	22.73%	18.86%	21.63%	20.54%	59.46%
Net assets at end of year (000)	$230,256	$184,497	$104,710	$56,036	$31,520

(a)	Sales loads are not reflected in computing total return.

Certified Annual Report   25

FINANCIAL HIGHLIGHTS, CONTINUED

     Thornburg Limited Term Income Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$12.97	$12.77	$12.53	$11.87	$11.91

Income from investment operations:
Net investment income	0.40	0.46	0.56	0.68	0.68
Net realized and unrealized gain (loss) on investments	(0.19)	0.20	0.24	0.66	(0.04)

Total from investment operations	0.21	0.66	0.80	1.34	0.64
Less dividends from:
Net investment income	(0.40)	(0.46)	(0.56)	(0.68)	(0.68)

Change in net asset value	(0.19)	0.20	0.24	0.66	(0.04)
NET ASSET VALUE, end of year	$12.78	$12.97	$12.77	$12.53	$11.87

RATIOS/SUPPLEMENTAL DATA
Total return	1.70%	5.20%	6.63%	11.61%	5.62%
Ratios to average net assets:
Net investment income	3.07%	3.56%	4.45%	5.52%	5.81%
Expenses, after expense reductions	1.25%	1.33%	1.39%	1.41%	1.40%
Expenses, after expense reductions and net of custody credits	1.24%	1.33%	1.39%	—	—
Expenses, before expense reductions	1.87%	1.92%	1.93%	2.13%	2.26%
Portfolio turnover rate	22.73%	18.86%	21.63%	20.54%	59.46%
Net assets at end of year (000)	$65,398	$54,926	$30,258	$15,219	$7,272

26 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

     Thornburg Limited Term Income Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$12.99	$12.79	$12.55	$11.90	$11.93

Income from investment operations:
Net investment income	0.47	0.55	0.65	0.77	0.77
Net realized and unrealized gain (loss) on investments	(0.19)	0.20	0.24	0.65	(0.03)

Total from investment operations	0.28	0.75	0.89	1.42	0.74
Less dividends from:
Net investment income	(0.47)	(0.55)	(0.65)	(0.77)	(0.77)

Change in net asset value	(0.19)	0.20	0.24	0.65	(0.03)
NET ASSET VALUE, end of year	$12.80	$12.99	$12.79	$12.55	$11.90

RATIOS/SUPPLEMENTAL DATA
Total return	2.29%	5.89%	7.38%	12.29%	6.46%
Ratios to average net assets:
Net investment income	3.64%	4.23%	5.19%	6.24%	6.54%
Expenses, after expense reductions	0.67%	0.69%	0.69%	0.70%	0.69%
Expenses, after expense reductions and net of custody credits	0.67%	0.69%	0.69%	—	—
Expenses, before expense reductions	0.72%	0.76%	0.78%	0.89%	1.00%
Portfolio turnover rate	22.73%	18.86%	21.63%	20.54%	59.46%
Net assets at end of year (000)	$90,025	$59,473	$39,281	$24,298	$12,094

Certified Annual Report 27

FINANCIAL HIGHLIGHTS, CONTINUED

     Thornburg Limited Term Income Fund

	Year Ended	Period Ended
	September 30,	September 30,
	2004	2003(c)
Class R-1 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.99	$13.10

Income from investment operations:
Net investment income	0.45	0.17
Net realized and unrealized gain (loss) on investments	(0.18)	(0.11)

Total from investment operations	0.27	0.06
Less dividends from:
Net investment income	(0.45)	(0.17)

Change in net asset value	(0.18)	(0.11)
NET ASSET VALUE, end of period	$12.81	$12.99

RATIOS/SUPPLEMENTAL DATA
Total return (a)	2.14%	0.48%
Ratios to average net assets:
Net investment income	3.41%	5.19	%(b)
Expenses, after expense reductions	0.98%	1.25	%(b)
Expenses, after expense reductions and net of custody credits	0.98%	1.25	%(b)
Expenses, before expense reductions	7.63%	41,534.94	%(b)*
Portfolio turnover rate	22.73%	18.86%
Net assets at end of period (000)	$911	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R-1 Shares was July 1, 2003.

(d)	Net assets at end of year were less than $1,000.

*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

28 Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-103, CLASS B — 885-215-848, CLASS C — 885-215-830, CLASS I — 885-215-699, CLASS R-1 — 885-215-491

NASDAQ SYMBOLS: CLASS A — LTUSX, CLASS B — LTUBX, CLASS C — LTUCX, CLASS I — LTUIX, CLASS R-1 — LTURX

Principal
Amount	Issuer-Description	Value
U.S. GOVERNMENT AGENCIES (48.20%)
$900,000	Federal Agricultural Mortgage Corp., 5.86% due 3/3/2006	$942,021
1,000,000	Federal Agricultural Mortgage Corp., 8.07% due 7/17/2006	1,093,530
200,000	Federal Agricultural Mortgage Corp., 6.71% due 7/28/2014	232,687
4,650,000	Federal Farm Credit Bank, 1.875% due 1/16/2007	4,542,173
350,000	Federal Farm Credit Bank, 6.75% due 7/7/2009	397,856
1,900,000	Federal Farm Credit Bank Consolidated MTN, 5.875% due 7/28/2008	2,074,169
1,300,000	Federal Farm Credit Bank Consolidated MTN, 5.87% due 9/2/2008	1,419,941
200,000	Federal Farm Credit Bank Consolidated MTN, 5.35% due 12/11/2008	214,830
300,000	Federal Farm Credit Bank Consolidated MTN, 5.80% due 3/19/2009	328,107
240,000	Federal Farm Credit Bank Consolidated MTN, 6.06% due 5/28/2013	266,817
265,000	Federal Home Loan Bank, 6.55% due 3/7/2005	270,160
100,000	Federal Home Loan Bank, 6.345% due 11/1/2005	104,256
225,000	Federal Home Loan Bank, 5.24% due 12/7/2005	232,424
100,000	Federal Home Loan Bank, 5.37% due 1/20/2006	103,702
3,000,000	Federal Home Loan Bank, 2.25% due 5/15/2006	2,981,365
200,000	Federal Home Loan Bank, 7.76% due 11/21/2006	220,146
150,000	Federal Home Loan Bank, 7.00% due 2/15/2008	168,234
1,250,000	Federal Home Loan Bank, 5.48% due 1/8/2009	1,348,256
1,000,000	Federal Home Loan Bank, 5.985% due 4/9/2009	1,100,657
200,000	Federal Home Loan Bank, 5.79% due 4/27/2009	218,560
1,750,000	Federal Home Loan Bank, 3.00% due 4/29/2009	1,745,592
5,000,000	Federal Home Loan Bank Consolidated Discount Notes, 1.62% due 10/1/2004	5,000,000
13,000,000	Federal Home Loan Bank Consolidated Discount Notes, 1.61% due 10/4/2004	12,998,256
3,000,000	Federal Home Loan Bank Consolidated Discount Notes, 1.65% due 10/6/2004	2,999,313
10,500,000	Federal Home Loan Bank Consolidated Discount Notes, 1.63% due 10/7/2004	10,497,147
75,000	Federal Home Loan Mortgage Corp., 5.98% due 12/8/2005	78,144
300,000	Federal Home Loan Mortgage Corp., 6.80% due 3/19/2007	327,508
500,000	Federal Home Loan Mortgage Corp., 3.80% due 10/15/2008	500,373
5,000,000	Federal Home Loan Mortgage Corp., 2.29% due 6/2/2009	4,997,975
101,754	Federal Home Loan Mortgage Corp., Pool # 141016, 9.25% due 11/1/2016	113,527
197,619	Federal Home Loan Mortgage Corp., Pool # 141412, 8.50% due 4/1/2017	215,272
22,641	Federal Home Loan Mortgage Corp., Pool # 160043, 8.75% due 4/1/2008	23,826
28,130	Federal Home Loan Mortgage Corp., Pool # 181730, 8.50% due 5/1/2008	29,259
44,089	Federal Home Loan Mortgage Corp., Pool # 252986, 10.75% due 4/1/2010	48,994
21,711	Federal Home Loan Mortgage Corp., Pool # 256764, 8.75% due 10/1/2014	22,872
6,433	Federal Home Loan Mortgage Corp., Pool # 260486, 9.00% due 1/1/2010	6,668
109,774	Federal Home Loan Mortgage Corp., Pool # 273822, 8.50% due 4/1/2009	114,180
4,686	Federal Home Loan Mortgage Corp., Pool # 291880, 8.25% due 5/1/2017	4,848
67,129	Federal Home Loan Mortgage Corp., Pool # 294817, 9.75% due 1/1/2017	76,085
28,762	Federal Home Loan Mortgage Corp., Pool # 298107, 10.25% due 8/1/2017	33,055
89,577	Federal Home Loan Mortgage Corp., Pool # 770297, 3.625% due 6/1/2018	90,186
72,011	Federal Home Loan Mortgage Corp., Pool # C90041, 6.50% due 11/1/2013	75,744
10,139	Federal Home Loan Mortgage Corp., Pool # D06907, 9.00% due 4/1/2017	10,842
10,001	Federal Home Loan Mortgage Corp., Pool # D06908, 9.50% due 9/1/2017	10,728
92,772	Federal Home Loan Mortgage Corp., Pool # D37120, 7.00% due 7/1/2023	98,962
75,759	Federal Home Loan Mortgage Corp., Pool # E00170, 8.00% due 7/1/2007	79,297
52,490	Federal Home Loan Mortgage Corp., Pool # E49074, 6.50% due 7/1/2008	55,596
72,040	Federal Home Loan Mortgage Corp., Pool # E61778, 6.50% due 4/1/2008	76,303

Certified Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2004

Principal
Amount	Issuer-Description	Value
$7,180	Federal Home Loan Mortgage Corp., Pool # E65962, 7.00% due 5/1/2008	$7,630
133,490	Federal Home Loan Mortgage Corp. CMO Series 2137 Class TM, 6.50% due 1/15/2028	136,185
2,239,332	Federal Home Loan Mortgage Corp. CMO Series 2603 Class TN, 4.00% due 10/15/2011	2,246,051
2,995,837	Federal Home Loan Mortgage Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	2,989,673
2,000,000	Federal Home Loan Mortgage Discount Notes, 1.66% due 10/12/2004	1,998,986
750,000	Federal National Mortgage Association, 2.15% due 7/21/2006	742,843
108,884	Federal National Mortgage Association, Pool # 008307, 8.00% due 5/1/2008	114,219
11,377	Federal National Mortgage Association, Pool # 019535, 10.25% due 7/1/2008	12,267
96,041	Federal National Mortgage Association, Pool # 033356, 9.25% due 8/1/2016	104,927
6,882	Federal National Mortgage Association, Pool # 040526, 9.25% due 1/1/2017	7,224
92,968	Federal National Mortgage Association, Pool # 044003, 8.00% due 6/1/2017	100,667
80,118	Federal National Mortgage Association, Pool # 050811, 7.50% due 12/1/2012	85,183
108,442	Federal National Mortgage Association, Pool # 050832, 7.50% due 6/1/2013	115,275
113,759	Federal National Mortgage Association, Pool # 076388, 9.25% due 9/1/2018	125,460
48,630	Federal National Mortgage Association, Pool # 077725, 9.75% due 10/1/2018	52,302
267,578	Federal National Mortgage Association, Pool # 100286, 7.50% due 8/1/2009	281,416
59,581	Federal National Mortgage Association, Pool # 112067, 9.50% due 10/1/2016	67,085
80,957	Federal National Mortgage Association, Pool # 156156, 8.50% due 4/1/2021	86,370
62,400	Federal National Mortgage Association, Pool # 190555, 7.00% due 1/1/2014	66,013
62,006	Federal National Mortgage Association, Pool # 190703, 7.00% due 3/1/2009	65,944
144,610	Federal National Mortgage Association, Pool # 190836, 7.00% due 6/1/2009	153,795
110,085	Federal National Mortgage Association, Pool # 250387, 7.00% due 11/1/2010	117,146
82,849	Federal National Mortgage Association, Pool # 250481, 6.50% due 11/1/2015	87,191
68,815	Federal National Mortgage Association, Pool # 251258, 7.00% due 9/1/2007	71,981
150,174	Federal National Mortgage Association, Pool # 251759, 6.00% due 5/1/2013	157,994
382,579	Federal National Mortgage Association, Pool # 252648, 6.50% due 5/1/2022	402,350
37,274	Federal National Mortgage Association, Pool # 252787, 7.00% due 8/1/2006	38,727
105,502	Federal National Mortgage Association, Pool # 303383, 7.00% due 12/1/2009	112,204
125,417	Federal National Mortgage Association, Pool # 312663, 7.50% due 6/1/2010	133,824
184,908	Federal National Mortgage Association, Pool # 323706, 7.00% due 2/1/2009	196,652
3,068,804	Federal National Mortgage Association, Pool # 323735, 5.50% due 5/1/2006	3,148,881
104,751	Federal National Mortgage Association, Pool # 334996, 7.00% due 2/1/2011	111,470
647,041	Federal National Mortgage Association, Pool # 342947, 7.25% due 4/1/2024	693,395
58,861	Federal National Mortgage Association, Pool # 345775, 8.50% due 12/1/2024	62,758
82,629	Federal National Mortgage Association, Pool # 373942, 6.50% due 12/1/2008	87,596
305,695	Federal National Mortgage Association, Pool # 382889, 7.595% due 12/1/2010	339,402
339,957	Federal National Mortgage Association, Pool # 382926, 7.615% due 12/1/2010	377,690
624,198	Federal National Mortgage Association, Pool # 384243, 6.303% due 10/1/2011	672,158
1,069,375	Federal National Mortgage Association, Pool # 384746, 5.86% due 2/1/2009	1,152,351
3,216,351	Federal National Mortgage Association, Pool # 385714, 4.70% due 1/1/2010	3,308,038
315,009	Federal National Mortgage Association, Pool # 406384, 8.25% due 12/1/2024	341,914
275,969	Federal National Mortgage Association, Pool # 443909, 6.50% due 9/1/2018	291,000
3,500,000	Federal National Mortgage Association, Pool # 460568, 5.20% due 12/1/2006	3,634,974
292,915	Federal National Mortgage Association, Pool # 516363, 5.00% due 3/1/2014	298,968
250,071	Federal National Mortgage Association, Pool # 555207, 7.00% due 11/1/2017	265,955
216,638	Federal National Mortgage Association CMO Series 1992-22 Class HC, 7.00% due 3/25/2007	223,173
750,000	Federal National Mortgage Association CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	786,667
250,000	Federal National Mortgage Association CMO Series 1993-122 Class D, 6.50% due 6/25/2023	257,362
263,218	Federal National Mortgage Association CMO Series 1993-32 Class H, 6.00% due 3/25/2023	272,573
809,088	Federal National Mortgage Association CMO Series G1993-35 Class JD, 6.50% due 11/25/2006	831,538
3,000,000	Federal National Mortgage Association CPI Floating Rate, 4.406% due 2/17/2009	3,014,040
97,052	Government National Mortgage Association, Pool # 000623, 8.00% due 9/20/2016	105,723
100,972	Government National Mortgage Association, Pool # 016944, 7.50% due 5/15/2007	108,987
20,633	Government National Mortgage Association, Pool # 296697, 9.50% due 10/15/2005	21,266

30 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2004

Principal
Amount	Issuer-Description	Value
$46,403	Government National Mortgage Association, Pool # 306636, 8.25% due 12/15/2006	$48,334
155,844	Government National Mortgage Association, Pool # 369693, 7.00% due 1/15/2009	166,668
107,113	Government National Mortgage Association, Pool # 409921, 7.50% due 8/15/2010	114,795
72,092	Government National Mortgage Association, Pool # 410240, 7.00% due 12/15/2010	77,054
62,992	Government National Mortgage Association, Pool # 410271, 7.50% due 8/15/2010	67,509
117,552	Government National Mortgage Association, Pool # 410846, 7.00% due 12/15/2010	125,643
101,693	Government National Mortgage Association, Pool # 430150, 7.25% due 12/15/2026	109,830
53,249	Government National Mortgage Association, Pool # 447040, 7.75% due 5/15/2027	58,165
136,276	Government National Mortgage Association, Pool # 453928, 7.00% due 7/15/2017	146,246
45,514	Government National Mortgage Association, Pool # 780063, 7.00% due 9/15/2008	48,675
214,628	Government National Mortgage Association, Pool # 780448, 6.50% due 8/15/2011	229,141
2,627,009	Government National Mortgage Association CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	2,676,375
470,020	Government National Mortgage Association CMO Series 2002-67 Class VA, 6.00% due 3/20/2013	490,107
880,413	Government National Mortgage Association CMO Series 2003-31 Class YA, 4.00% due 5/16/2021	883,891
2,168,534	Government National Mortgage Association CMO Series 2003-67 Class PN, 4.00% due 11/20/2020	2,181,754
2,625,600	Overseas Private Investment Corp., 4.10% due 11/15/2014	2,643,218
1,000,000	Private Export Funding Corp., 4.974% due 8/15/2013	1,033,765
3,000,000	Tennessee Valley Authority, 4.75% due 8/1/2013	3,056,343
1,681,768	United States Government General Services, 7.62% due 9/15/2010	1,862,558
	Total U.S. Government Agencies (Cost $104,815,159)	105,895,977
UNITED STATES TREASURY (51.80%)
10,000,000	United States Treasury Notes, 1.50% due 2/28/2005	9,984,375
4,900,000	United States Treasury Notes, 6.50% due 5/15/2005	5,033,219
4,500,000	United States Treasury Notes, 6.50% due 8/15/2005	4,668,750
7,000,000	United States Treasury Notes, 5.75% due 11/15/2005	7,270,156
3,000,000	United States Treasury Notes, 5.625% due 2/15/2006	3,134,062
5,500,000	United States Treasury Notes, 4.625% due 5/15/2006	5,690,781
2,000,000	United States Treasury Notes, 7.00% due 7/15/2006	2,155,938
2,890,000	United States Treasury Notes, 2.375% due 8/15/2006	2,880,969
9,000,000	United States Treasury Notes, 4.375% due 5/15/2007	9,360,000
4,000,000	United States Treasury Notes, 6.125% due 8/15/2007	4,358,750
10,000,000	United States Treasury Notes, 2.625% due 5/15/2008	9,857,812
10,000,000	United States Treasury Notes, 5.50% due 5/15/2009	10,956,250
15,000,000	United States Treasury Notes, 6.50% due 2/15/2010	17,219,532
6,000,000	United States Treasury Notes, 5.75% due 8/15/2010	6,690,937
15,000,000	United States Treasury Notes, 3.625% due 5/15/2013	14,636,718

	Total United States Treasury (Cost $114,586,022)	113,898,249

	TOTAL INVESTMENTS (100%) (Cost $219,401,181)	$219,794,226

See notes to financial statements.

TYPE OF HOLDINGS

Certified Annual Report 31

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2004

     CUSIPS: CLASS A — 885-215-509, CLASS C — 885-215-764, CLASS I — 885-215-681, CLASS R-1 — 885-215-483

     NASDAQ SYMBOLS: CLASS A — THIFX, CLASS C — THICX, CLASS I — THIIX, CLASS R-1 - THIRX

Principal		Credit Rating†
Amount*	Issuer-Description	Moody’s/S&P	Value
U.S. TREASURY SECURITIES - 3.90%
$1,100,000	United States Treasury Notes, 6.50% due 5/15/2005	Aaa/AAA	$1,129,906
4,500,000	United States Treasury Notes, 4.625% due 5/15/2006	Aaa/AAA	4,656,094
1,500,000	United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,590,703
2,500,000	United States Treasury Notes, 5.75% due 8/15/2010	Aaa/AAA	2,787,891
5,000,000	United States Treasury Notes, 3.625% due 5/15/2013	Aaa/AAA	4,878,906

	Total U.S. Treasury Securities (Cost $14,703,249)		15,043,500

U.S. GOVERNMENT AGENCIES - 9.60%

70,000	Export Funding Trust Series 1994-A Pass Through Certificate, 7.89% due 2/15/2005	Aaa/AAA	71,083
710,000	Federal Farm Credit Bank, 5.96% due 6/16/2008	Aaa/AAA	776,169
50,000	Federal Home Loan Bank, 6.00% due 8/25/2005	Aaa/AAA	51,662
2,000,000	Federal Home Loan Bank, 2.25% due 5/15/2006	Aaa/AAA	1,987,577
150,000	Federal Home Loan Bank, 4.875% due 5/15/2007	Aaa/AAA	157,118
500,000	Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	541,782
75,000	Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	81,374
300,000	Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	326,690
480,000	Federal Home Loan Bank, 5.48% due 9/22/2008	Aaa/AAA	517,224
250,000	Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	265,746
200,000	Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	212,252
75,000	Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	80,543
85,000	Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	93,556
1,650,000	Federal Home Loan Bank, 3.00% due 10/21/2009	Aaa/AAA	1,651,042
5,000,000	Federal Home Loan Mortgage Corp., 2.29% due 6/2/2009	Aaa/AAA	4,997,975
4,901	Federal Home Loan Mortgage Corp., Pool # 850082, 9.00% due 10/1/2005	Aaa/AAA	5,019
2,995,837	Federal Home Loan Mortgage Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	2,989,673
6,495,000	Federal National Mortgage Association, 2.00% due 12/15/2006	Aaa/AAA	6,499,048
3,500,000	Federal National Mortgage Association, 2.50% due 1/24/2008	Aaa/AAA	3,507,368
39,724	Federal National Mortgage Association, Pool # 020155, 7.491% due 8/1/2014	Aaa/AAA	40,767
134,950	Federal National Mortgage Association, Pool # 190534, 6.00% due 12/1/2008	Aaa/AAA	141,809
36,907	Federal National Mortgage Association, Pool # 297033, 8.00% due 12/1/2009	Aaa/AAA	39,275
71,580	Federal National Mortgage Association, Pool # 303777, 7.00% due 3/1/2011	Aaa/AAA	76,172
582,303	Federal National Mortgage Association, Pool # 382398, 8.00% due 5/1/2011	Aaa/AAA	662,082
2,411,599	Federal National Mortgage Association, Pool # 383398, 6.42% due 4/1/2011	Aaa/AAA	2,615,850
473,105	Federal National Mortgage Association, Pool # 384471, 5.185% due 11/1/2008	Aaa/AAA	496,097
128,628	Federal National Mortgage Association, Pool # 384521, 5.095% due 12/1/2011	Aaa/AAA	134,163
800,000	Federal National Mortgage Association, Pool # 460568, 5.20% due 12/1/2006	Aaa/AAA	830,851
5,000,000	Federal National Mortgage Association CPI Floating Rate, 4.406% due 2/17/2009	Aaa/AAA	5,023,400
29,964	Government National Mortgage Association, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	32,568
41,856	Government National Mortgage Association, Pool # 827148, 3.375% due 2/20/2024	Aaa/AAA	42,424
2,203,235	Government National Mortgage Association CMO Series 2003-67 Class PN, 4.00% due 11/20/2020	Aaa/AAA	2,216,666

	Total U.S. Government Agencies (Cost $36,769,460)		37,165,025

ASSET BACKED SECURITIES - 0.20%

572,171	Associates Manufactured Housing Trust 1996-1 A5, 7.60% due 3/15/2027	Aaa/AAA	592,031
49,301	Bank of America Mortgage Secs Inc. Series 02-7, Class-2A4, 5.75% due 8/25/2032	Aaa/NA	49,214
227,894	CNH Equipment Trust, 2.01% due 7/17/2006	Aaa/AAA	228,008

32 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount*	Issuer-Description	Moody’s/S&P	Value
$89,863	Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032	Aaa/AAA	$90,393

	Total Asset Backed Securities (Cost $954,153)		959,646

CORPORATE BONDS - 62.90%

BANKS
1,675,000	Bank of America Corp., 4.375% due 12/1/2010	Aa2/A+	1,687,913
1,665,000	Capital One Bank, 6.70% due 5/15/2008	Baa2/BBB-	1,824,922
2,500,000	Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa1/AA-	2,477,432
700,000	HSBC USA Inc., 8.375% due 2/15/2007	A1/A+	779,915
2,500,000	Marshall & Ilsley Corp., 2.625% due 2/9/2007	Aa3/A+	2,473,665
1,000,000	Mercantile Bancorp, 7.30% due 6/15/2007	A1/A	1,100,459
250,000	Nations Bank Corp. Medium Term Note, 7.23% due 8/15/2012	Aa2/A+	290,170
500,000	Northern Trust Co. Medium Term Note, 6.25% due 6/2/2008	A1/A+	546,325
95,000	PNC Funding Corp., 6.875% due 7/15/2007	A3/BBB+	103,675
2,200,000	Suntrust Bank Atlanta Georgia Medium Term Note, 2.50% due 5/4/2006	Aa2/AA-	2,193,765
120,000	Union Planters Corp., 6.75% due 11/1/2005	A2/A-	125,276
385,000	US Bank, 5.625% due 11/30/2005	Aa2/AA-	398,990
400,000	US Bank, 6.30% due 7/15/2008	Aa3/A+	438,271

			14,440,778

CAPITAL GOODS

250,000	Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	267,659
800,000	Emerson Electric Co., 5.75% due 11/1/2011	A2/A	873,080
600,000	Gatx Capital Corp., 6.875% due 11/1/2004	Baa3/BBB-	602,183
229,405	General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	232,415
1,000,000	Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,093,769
765,000	Illinois Tool Works Inc., 5.75% due 3/1/2009	Aa3/AA	826,248
450,000	John Deere Capital Corp., 5.125% due 10/19/2006	A3/A-	468,170
500,000	John Deere Capital Corp. Medium Term Note, 3.75% due 1/13/2009	A3/A-	498,013
1,000,000	Johnson Controls Inc., 5.00% due 11/15/2006	A2/A	1,039,808
1,000,000	Pentair Inc., 7.85% due 10/15/2009	Baa3/BBB	1,133,438
900,000	Pitney Bowes Inc., 5.875% due 5/1/2006	Aa3/A+	941,930
900,000	Pitney Bowes Inc., 4.625% due 10/1/2012	Aa3/A+	906,873
2,000,000	Pitney Bowes Inc., 3.875% due 6/15/2013	Aa3/A+	1,894,194 10,777,780

COMMERCIAL SERVICES & SUPPLIES

250,000	Aramark Services Inc., 7.00% due 7/15/2006	Baa3/BBB-	265,581
250,000	Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	276,016
1,000,000	Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,098,292
1,700,000	Valassis Communications, 6.625% due 1/15/2009	Baa3/BBB-	1,823,968
1,000,000	Waste Management Inc., 6.50% due 11/15/2008	Baa3/BBB	1,096,237
725,000	Waste Management Inc., 6.875% due 5/15/2009	Baa3/BBB	809,674
500,000	Waste Management Inc., 7.375% due 8/1/2010	Baa3/BBB	577,148
1,010,000	WMX Technologies Inc., 7.00% due 5/15/2005	Baa3/BBB	1,030,406
550,000	WMX Technologies Inc., 7.00% due 10/15/2006	Baa3/BBB	589,794

			7,567,116

Certified Annual Report 33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount*	Issuer-Description	Moody’s/S&P	Value
DIVERSIFIED FINANCIALS
$200,000	American General Finance Corp. Medium Term Note, 4.625% due 9/1/2010	A1/A+	$202,220
1,500,000	American General Finance Corp. Medium Term Note, 4.00% due 3/15/2011	A1/A+	1,465,755
1,500,000	Bear Stearns Co. Inc., 4.50% due 10/28/2010	A1/A	1,512,327
1,000,000	Beneficial Corp., 6.80% due 7/22/2005	A1/A	1,031,530
1,000,000	Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	998,831
75,000	Dun & Bradstreet Corp., 6.625% due 3/15/2006	NR/BBB+	78,058
150,000	Ford Motor Credit, 6.24% due 12/15/2004	A3/BBB-	150,883
2,900,000	General Electric Capital Corp., 5.00% due 2/15/2007	Aaa/AAA	3,023,041
494,000	General Electric Capital Corp., 2.207% due 5/30/2008	Aaa/AAA	490,552
200,000	General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	232,010
400,000	General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	460,970
2,000,000	General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,007,550
1,000,000	Hartford Financial Services Group Inc. Senior Notes, 4.625% due 7/15/2013	A3/A-	981,725
400,000	Household Finance Corp., 5.20% due 8/15/2005	A1/A	406,336
100,000	Household Finance Corp., 5.90% due 5/15/2006	A1/A	103,119
550,000	Household Finance Corp., 7.20% due 7/15/2006	A1/A	589,488
400,000	Household Finance Corp., 5.75% due 1/30/2007	A1/A	422,793
5,000,000	Household Finance Corp., 4.64% due 8/10/2009	A1/A	4,980,900
400,000	Household Finance Corp., 6.40% due 9/15/2009	A1/A	425,067
2,500,000	International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,554,430
950,000	International Lease Finance Corp. Medium Term Note, 5.95% due 6/6/2005	A1/AA-	972,359
4,050,000	International Lease Finance Corp. Medium Term Note, 2.406% due 1/15/2010	A1/AA-	4,043,905
2,600,000	Jefferies Group Inc. Senior Note Series B, 7.50% due 8/15/2007	Baa2/BBB	2,888,210
5,000,000	JP Morgan Chase Co., 4.72% due 6/28/2009	Aa3/A+	5,141,700
1,465,000	JP Morgan Chase Co., 4.50% due 11/15/2010	Aa3/A+	1,484,397
1,714,286	Legg Mason Mortgage Capital Corp., 3.283% due 6/1/2009 (a)	NR/NR	1,712,756
700,000	Lehman Brothers Holdings Inc., 3.50% due 8/7/2008	A1/A	694,429
3,000,000	Merrill Lynch & Co. CPI Floating Rate, 4.43% due 3/2/2009	Aa3/A+	3,009,210
800,000	Schwab Charles Corp. Medium Term Note, 6.30% due 4/28/2006	A2/A-	839,981
1,675,000	SLM Corp. Floating Rate, 2.341% due 9/15/2008	A2/A	1,674,043
3,000,000	SLM Corp. Medium Term Note CPI Floating Rate, 4.47% due 3/2/2009	A2/A	3,026,580
9,500,000	SLM Corp. Medium Term Note CPI Floating Rate, 5.39% due 1/31/2014	A2/A	9,609,535
800,000	Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	781,842
800,000	Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	818,292
3,300,000	Toyota Motor Credit Corp. Medium Term Note, 2.70% due 1/30/2007	Aaa/AAA	3,272,227

			62,087,051

ENERGY
850,000	Amerenenergy Generating Co., 7.75% due 11/1/2005	A3/A-	894,167
1,150,000	Ashland Inc., 7.83% due 8/15/2005	Baa2/BBB	1,192,708
75,000	BJ Services Co. Note Series B, 7.00% due 2/1/2006	Baa2/BBB+	77,776
975,000	Commonwealth Edison Co., 4.74% due 8/15/2010	A3/A-	1,006,403
700,000	El Paso Corp., 7.00% due 5/15/2011	Caa1/CCC+	675,500
250,000	Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BB+	284,645
450,000	EOG Resources Inc., 6.00% due 12/15/2008	Baa1/BBB+	486,738
1,250,000	Kinder Morgan Energy Partners, 8.00% due 3/15/2005	Baa1/BBB+	1,279,471
290,000	Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007	A3/BBB+	316,255
750,000	Murphy Oil Corp., 6.375% due 5/1/2012	Baa1/A-	825,712
120,000	Northern Border Pipeline Co., 6.25% due 5/1/2007	A3/A-	127,257
800,000	Occidental Petroleum Corp., 5.875% due 1/15/2007	Baa1/BBB+	845,070

34 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount*	Issuer-Description	Moody’s/S&P	Value
$300,000	Occidental Petroleum Corp., 7.375% due 11/15/2008	Baa1/BBB+	$340,754
315,000	Occidental Petroleum Corp., 10.125% due 9/15/2009	Baa1/BBB+	395,907
250,000	Oneok Inc., 7.75% due 3/1/2005 (Insured: MBIA)	Aaa/AAA	255,676
1,100,000	Panenergy Corp., 7.00% due 10/15/2006	Baa3/BBB-	1,175,566
250,000	Phillips Petroleum Co., 8.75% due 5/25/2010	A3/A-	307,607
900,000	Phillips Petroleum Co., 9.375% due 2/15/2011	A3/A-	1,144,984
425,000	Questar Pipeline Co., 6.05% due 12/1/2008	A2/A+	453,304
925,000	Rio Tinto Finance, 5.75% due 7/3/2006	Aa3/A+	969,579
600,000	Smith International Inc. Senior Note, 7.00% due 9/15/2007	Baa1/BBB+	655,006
500,000	Sonat Inc., 7.625% due 7/15/2011	Caa1/CCC+	492,500
525,000	Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007	Baa2/BBB	545,778
190,000	Transocean SedCo. Forex Inc., 6.75% due 4/15/2005	Baa2/A-	193,537
515,000	Transocean SedCo. Forex Inc., 6.95% due 4/15/2008	Baa2/A-	574,106
85,000	Transocean SedCo. Forex Inc., 6.625% due 4/15/2011	Baa2/A-	94,919
200,000	Union Oil Co. California, 7.90% due 4/18/2008	Baa2/BBB+	224,614

			15,835,539

FOOD BEVERAGE & TOBACCO
1,150,000	Anheuser Busch Co. Inc., 5.625% due 10/1/2010	A1/A+	1,241,626
2,000,000	Anheuser Busch Co. Inc., 4.375% due 1/15/2013	A1/A+	1,982,760
515,000	Coca Cola Co., 4.00% due 6/1/2005	Aa3/A+	519,975
200,000	Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	217,791
325,000	Conagra Inc., 7.50% due 9/15/2005	Baa1/BBB+	338,371
150,000	Conagra Inc., 7.875% due 9/15/2010	Baa1/BBB+	176,818
4,000,000	Diageo Capital PLC, 3.375% due 3/20/2008	A2/A	3,985,648
925,000	Diageo Finance BV, 3.00% due 12/15/2006	A2/A	923,842
2,500,000	Diageo Finance BV, 3.875% due 4/1/2011	A2/A	2,445,942
300,000	General Mills, 5.50% due 1/12/2009	Baa2/BBB+	317,699
186,000	Kellogg Co., 4.875% due 10/15/2005	Baa2/BBB+	189,877
900,000	Sara Lee Corp. Medium Term Note, 6.00% due 1/15/2008	A3/A+	968,249
1,000,000	Sysco International Co., 6.10% due 6/1/2012	A1/A+	1,105,026

			14,413,624

HEALTHCARE EQUIPMENT & SERVICES
500,000	Baxter International Inc., 5.25% due 5/1/2007	Baa1/A-	522,713
250,000	Boston Scientific Corp., 6.625% due 3/15/2005	Baa1/A-	254,398

			777,111

HOUSEHOLD & PERSONAL PRODUCTS
2,000,000	Gillette Co., 4.00% due 6/30/2005	Aa3/AA-	2,021,708
2,000,000	Gillette Co., 2.875% due 3/15/2008	Aa3/AA-	1,968,484
900,000	Nike Inc., 5.50% due 8/15/2006	A2/A	940,911
350,000	Procter & Gamble Co., 4.75% due 6/15/2007	Aa3/AA-	364,603
2,000,000	Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,061,130

			7,356,836

Certified Annual Report 35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount*	Issuer-Description	Moody’s/S&P	Value
HOTELS RESTAURANTS & LEISURE
$225,000	Hyatt Equities LLC, 9.25% due 5/15/2005	Baa3/BBB	$231,148
500,000	Wendy’s International Inc., 6.35% due 12/15/2005	Baa1/BBB+	519,825

			750,973

INSURANCE
800,000	AIG Sunamerica Global Financing, 5.10% due 1/17/2007	Aaa/AAA	834,080
900,000	Allstate Corp., 5.375% due 12/1/2006	A1/A+	942,454
170,000	Equitable Iowa Cos., 8.50% due 2/15/2005	A1/A+	172,849
300,000	Hartford Life Inc., 7.10% due 6/15/2007	A3/A-	328,739
1,000,000	Liberty Mutual Group Inc., 5.75% due 3/15/2014	Baa3/BBB	993,496
1,000,000	Lincoln National Corp., 4.75% due 2/15/2014	A3/A-	976,669
855,000	Manufacturers Life Insurance Co., 7.875% due 4/15/2005	A1/AA-	875,299
450,000	Metlife Inc., 5.25% due 12/1/2006	A2/A	470,058
1,800,000	Old Republic International Corp., 7.00% due 6/15/2007	Aa3/A+	1,970,503
8,000,000	Pacific Life Global Funding CPI Floating Rate, 5.446% due 2/6/2016	Aa3/AA	8,108,080
700,000	Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	820,898
4,000,000	Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,046,044
5,000,000	Principal Life Income Funding Trust, 5.15% due 4/1/2016	Aa2/AA	4,879,500
1,300,000	Unitedhealth Group Inc., 3.30% due 1/30/2008	A3/A	1,291,628
2,450,000	Unumprovident Corp., 7.625% due 3/1/2011	Ba1/BB+	2,615,375
900,000	USF&G Corp., 7.125% due 6/1/2005	A3/BBB+	924,517

			30,250,189

MATERIALS
75,000	Chevron Phillips Chemical, 5.375% due 6/15/2007	Baa1/BBB+	78,514
500,000	Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	564,423
1,400,000	Chevrontexaco Capital Co., 3.50% due 9/17/2007	Aa2/AA	1,413,079
350,000	Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	373,553
200,000	E.I. du Pont de Nemours & Co., 8.25% due 9/15/2006	Aa3/AA-	219,671
1,000,000	E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	Aa3/AA-	1,015,428
325,000	E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	Aa3/AA-	315,418
200,000	Hoechst Celanese Corp., 7.125% due 3/15/2009	B1/A+	212,762
75,000	Lafarge Corp., 6.375% due 7/15/2005	Baa1/BBB	76,998
635,000	Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BB+	663,555
2,000,000	Minnesota Mining & Manufacturing Co., 4.15% due 6/30/2005	Aa1/AA	2,037,740

			6,971,141

MEDIA
750,000	AOL Time Warner Inc., 6.75% due 4/15/2011	Baa1/BBB+	832,048
80,000	E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	86,255
300,000	New York Times Co., 4.625% due 6/25/2007	A1/A+	311,395
255,000	Scholastic Corp., 5.75% due 1/15/2007	Baa2/BBB-	267,227
2,900,000	Thomson Corp., 4.25% due 8/15/2009	A3/A-	2,923,963
200,000	Time Warner Inc., 8.05% due 1/15/2016	Baa1/BBB+	236,679
125,000	Tribune Co., 6.875% due 11/1/2006	A3/NR	134,355

			4,791,922

36 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount*	Issuer-Description	Moody’s/S&P	Value
PHARMACEUTICALS & BIOTECHNOLOGY
$1,000,000	Abbott Labs, 6.40% due 12/1/2006	A1/AA	$1,071,697
500,000	Abbott Labs, 3.75% due 3/15/2011	A1/AA	488,187
500,000	Bristol Myers Squibb Co., 4.75% due 10/1/2006	A1/A+	516,668
1,850,000	Eli Lilly & Co., 5.50% due 7/15/2006	Aa3/AA	1,934,282
2,000,000	Pharmacia Corp., 5.75% due 12/1/2005	A1/AAA	2,069,102
5,450,000	Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate, 4.84% due 2/1/2014	Baa1/A	5,325,358

			11,405,294

RETAILING
500,000	Costco Wholesale Corp., 5.50% due 3/15/2007	A2/A	526,511
100,000	Dayton Hudson Corp., 9.625% due 2/1/2008	A2/A+	118,050
150,000	Dillard’s Inc., 7.375% due 6/1/2006	B2/BB	157,875
1,000,000	Target Corp., 3.375% due 3/1/2008	A2/A+	996,366
3,735,000	Wal Mart Stores Inc., 4.125% due 2/15/2011	Aa2/AA	3,740,491
900,000	Wal-Mart Stores Inc., 6.875% due 8/10/2009	Aa2/AA	1,020,698
449,707	Wal-Mart Stores Inc., 8.57% due 1/2/2010	Aa2/AA	500,443
186,121	Wal-Mart Stores Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007	Aa2/AA	200,662

			7,261,096

SOFTWARE & SERVICES
250,000	Electronic Data Systems Corp., 6.85% due 10/15/2004	Ba1/BBB-	250,214
2,500,000	Electronic Data Systems Corp., 7.125% due 10/15/2009	Ba1/BBB-	2,685,350
1,000,000	Electronic Data Systems Corp., 6.50% due 8/1/2013	Ba1/BBB-	1,008,622
800,000	Reynolds & Reynolds Co., 7.00% due 12/15/2006	Baa2/BBB	844,670

			4,788,856

TECHNOLOGY — HARDWARE & EQUIPMENT
158,000	Computer Sciences Corp., 7.50% due 8/8/2005	A3/A	163,843
350,000	Computer Sciences Corp., 6.75% due 6/15/2006	A3/A	371,672
2,000,000	Computer Sciences Corp., 3.50% due 4/15/2008	A3/A	1,994,040
300,000	Computer Sciences Corp., 6.25% due 3/15/2009	A3/A	326,336
1,317,000	Computer Sciences Corp., 7.375% due 6/15/2011	A3/A	1,526,481
110,000	First Data Corp., 6.375% due 12/15/2007	A1/A+	120,082
900,000	First Data Corp., 5.625% due 11/1/2011	A1/A+	962,437
500,000	International Business Machines, 4.875% due 10/1/2006	A1/A+	519,044
2,825,000	International Business Machines, 2.375% due 11/1/2006	A1/A+	2,800,807
1,000,000	International Business Machines, 4.25% due 9/15/2009	A1/A+	1,022,809
500,000	Jabil Circuit Inc., 5.875% due 7/15/2010	Baa3/BB+	523,068
1,200,000	Oracle Corp., 6.91% due 2/15/2007	A3/A-	1,293,505

			11,624,124

TELECOMMUNICATION SERVICES
900,000	Cingular Wireless, 5.625% due 12/15/2006	A3/A+	941,718
1,500,000	GTE Hawaiian Telephone Inc., 7.375% due 9/1/2006	Aaa/AAA	1,604,056
50,000	TCI Communications Inc., 8.00% due 8/1/2005	Baa3/BBB	52,774
1,500,000	Verizon Wireless Capital LLC, 5.375% due 12/15/2006	A3/A+1,	570,125

			4,168,673

Certified Annual Report 37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount*	Issuer-Description	Moody’s/S&P	Value
TRANSPORTATION
$206,520	Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018	Baa3/A-	$198,845
225,000	CSX Corp., 7.45% due 5/1/2007	Baa2/BBB	246,267
311,928	Delta Air Lines Inc. EETC Series 2001-1 Class-A, 6.619% due 3/18/2011	Ba1/BBB-	283,728
128,091	Northwest Airlines 1999-2 Class-A, 7.575% due 3/1/2019	Baa2/A-	127,541
392,732	Southwest Airlines Co., 5.10% due 5/1/2006	Aa2/AA+	401,547
1,012,000	Southwest Airlines Co., 7.875% due 9/1/2007	Baa1/A	1,128,561

			2,386,489

UTILITIES
175,000	Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	193,680
1,245,000	Duke Capital Corp. Senior Note, 7.25% due 10/1/2004	Baa3/BBB-	1,245,000
925,000	Gulf Power Co., 4.35% due 7/15/2013	A2/A	900,642
950,000	Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	1,018,118
900,000	Minnesota Power & Light Co., 7.00% due 2/15/2007	Baa1/A	971,630
2,825,000	Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,906,563
250,000	Pacificorp, 6.75% due 4/1/2005	A3/A-	254,948
210,000	Pennsylvania Power & Light Co., 6.55% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	220,737
245,000	PSI Energy Inc., 6.65% due 6/15/2006	A3/A-	259,552
500,000	PSI Energy Inc., 7.85% due 10/15/2007	Baa1/BBB	561,948
1,000,000	Public Service Co. Colorado, 4.875% due 3/1/2013	A3/A-	1,017,624
275,000	Public Service Electric & Gas Co., 6.75% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	290,204
225,000	Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	227,277
3,470,000	Texas Municipal Gas Corp., 2.60% due 7/1/2007	Aaa/AAA	3,462,782
350,000	Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	373,015
1,150,000	Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa2/AA-	1,275,095

			15,178,815

MISCELLANEOUS
500,000	Stanford University, 5.85% due 3/15/2009	Aaa/NA	538,556

YANKEE
435,000	Kreditanstalt Fur Wiederaufbau, 3.25% due 7/16/2007	Aaa/AAA	436,668
2,475,000	Kreditanstalt Fur Wiederaufbau, 3.25% due 3/30/2009	Aaa/AAA	2,452,549
715,000	National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	826,265
500,000	Nova Scotia Province Canada, 5.75% due 2/27/2012	A2/A	546,178
335,000	Ontario Province Canada, 3.282% due 3/28/2008	Aa2/AA	333,700
5,000,000	Ontario Province Canada, 3.125% due 5/2/2008	Aa2/AA	4,941,555

			9,536,915

	Total Corporate Bonds (Cost $237,402,928)		242,908,878

TAXABLE MUNICIPAL BONDS - 17.60%
2,215,000	Allentown Pennsylvania Taxable Refunding, 4.21% due 10/1/2012	Aaa/AAA	2,160,600
4,250,000	American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	4,849,505
150,000	American Fork City Utah Sales, 2.40% due 3/1/2005 (Insured: FSA)	Aaa/AAA	150,099
300,000	American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	305,727
120,000	American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	122,970
148,000	Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	156,382

38 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount*	Issuer-Description	Moody’s/S&P	Value
$300,000	Arkansas State Taxable Water Waste Disposal Series A, 5.50% due 7/1/2005	Aa2/AA	$306,993
1,000,000	Ashaubenon Wisconsin, 3.00% due 6/1/2008	Aa2/NR	977,100
860,000	Baton Rouge Louisiana Taxable Series B, 2.60% due 1/15/2005 (Insured: AMBAC)	Aaa/AAA	861,350
900,000	Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	967,320
150,000	Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	167,280
370,000	Burbank California Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)	Aaa/AAA	387,160
310,000	Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	329,434
200,000	Chicago Illinois Taxable Neighborhoods Alive Series B, 5.20% due 9/1/2006 (Insured: FGIC)	Aaa/AAA	208,596
2,125,000	Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/NR	2,128,846
1,025,000	Connecticut State Development Authority, 8.55% due 8/15/2005	NR/A+	1,050,246
1,870,000	Connecticut State Housing Finance Authority, 3.10% due 6/15/2032 put 12/1/2005 (Insured: AMBAC)	Aaa/AAA	1,873,366
600,000	Cook County Illinois Community College District 508, 6.90% due 5/1/2010 (Insured: AMBAC)	Aaa/AAA	644,772
250,000	Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	254,200
150,000	Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	153,009
900,000	Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	999,513
240,000	Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011	NR/NR	233,928
245,000	Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011	NR/NR	237,777
515,000	Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012	NR/NR	499,947
540,000	Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013	NR/NR	520,220
6,000,000	Gilliam County Oregon Solid Waste, 2.50% due 7/1/2029 put 5/1/2005 (Waste Management Project)	NR/BBB	5,991,960
365,000	Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	374,048
305,000	Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	309,346
245,000	Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	248,722
315,000	Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	319,038
1,385,000	Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013	NR/AAA	1,371,524
15,000	Illinois Housing Development Authority Taxable Multi Family Program, 7.85% due 3/1/2005	A1/A+	15,313
450,000	Indiana Bond Bank Taxable School Severance, 2.74% due 1/15/2005 (Insured: FGIC)	Aaa/AAA	450,891
500,000	Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	523,175
200,000	Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.00% due 1/1/2006 (Insured: FSA)	Aaa/NR	200,950
300,000	Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.625% due 1/1/2007 (Insured: FSA)	Aaa/NR	303,783
575,000	Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	571,550
365,000	Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	388,360
405,000	King County Washington General Obligation, 7.55% due 12/1/2005	Aa1/AA+	428,142
2,775,000	Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010	Aaa/AAA	2,830,389
365,000	Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech. Development Center Project)	NR/NR	390,689
240,000	McKeesport Pennsylvania Taxable Series B, 6.60% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	252,984
140,000	Mississippi State Taxable Business Series V, 7.125% due 9/1/2006	NR/AA	150,741
100,000	Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	102,284
650,000	Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A2/NR	657,963
4,000,000	Muskegon County Michigan Taxable Notes, 3.00% due 6/1/2005	MIG1/NR	4,015,840
420,000	New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (escrowed to maturity)	NR/NR	517,944
150,000	New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	171,599
150,000	New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014	Aa3/A+	160,988
3,500,000	New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,797,290
585,000	New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	592,734
1,000,000	New York State Thruway Authority Service Contract, 2.59% due 3/15/2006	A3/AA-	996,210
1,400,000	New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AA	1,434,594
845,000	Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	857,675
1,225,000	Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,244,980
360,000	Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	363,308
1,000,000	North Carolina Municipal Power Agency Taxable Series B, 3.26% due 1/1/2005	Baa1/BBB+	1,000,950
1,600,000	Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,746,096

Certified Annual Report 39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount*	Issuer-Description	Moody’s/S&P	Value
$835,000	Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	$846,289
205,000	Oregon State Department Administrative Lottery Revenue Taxable B, 4.90% due 4/1/2005 (Insured: FSA)	Aaa/AAA	207,661
250,000	Passaic County New Jersey Multi Modal Taxable Refunding Series B, 6.23% due 9/1/2005 (Insured: FSA)	Aaa/AAA	258,650
245,000	Pima County Arizona Industrial Development Authority Series E, 9.05% due 7/1/2008	Baa3/NR	271,903
340,000	Providence Rhode Island, 5.59% due 1/15/2008	Aaa/AAA	363,314
775,000	Sam Rayburn Texas Municipal Power Agency, 5.05% due 10/1/2004	Baa2/BBB-	775,046
1,000,000	Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	996,560
2,005,000	Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	A1/AA-	2,212,838
400,000	South Dakota State Building Authority Revenue, 7.00% due 9/1/2005 (escrowed to maturity)	Aaa/AAA	416,248
1,155,000	St. Louis Missouri Municipal Finance Corp. Firemans Retirement System, 6.35% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	1,190,932
500,000	Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa2/AA	537,975
400,000	Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007	Aa2/AA	397,472
245,000	Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	267,780
1,000,000	University Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,110,310
90,000	University of New Mexico Revenue, 3.90% due 6/1/2010 (Insured: AMBAC)	Aaa/AAA	89,292
250,000	University of New Mexico Revenue, 4.15% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	247,875
180,000	University of New Mexico Revenue, 4.375% due 6/1/2012 (Insured: AMBAC)	Aaa/AAA	178,510
270,000	University of New Mexico Revenue, 4.50% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	267,367
1,000,000	Victor New York Taxable-Tax Increment, 9.20% due 5/1/2014	NR/NR	1,059,250
505,000	Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	559,520
285,000	Washington Pennsylvania, 4.30% due 9/1/2005 (Insured: FGIC)	Aaa/AAA	289,628
245,000	Waterloo Iowa Sewer Revenue Refunding Taxable Series B, 3.00% due 5/1/2005	Aaa/NR	245,862
1,500,000	West Valley City Utah Municipal Building Lease Refunding Taxable, 7.67% due 5/1/2006	Aa2/NR	1,602,345
200,000	Wisconsin State General Revenue, 4.80% due 5/1/2013	Aaa/AAA	203,656

	Total Taxable Municipal Bonds (Cost $66,678,022)		67,924,683

FOREIGN SECURITIES - 0.70%
2,000,000	Federal Republic of Germany, 5.00% due 8/19/2005 (EURO)	Aaa/AAA	2,540,745

	Total Foreign Securities (Cost $1,879,165)		2,540,745

SHORT TERM - 5.10%
7,000,000	Lasalle Bank Corp., 1.72% due 10/8/2004	A1+/P1	6,997,659
5,000,000	UBS Finance, 1.80% due 10/1/2004	PRIM1/A-1+	5,000,000
7,500,000	UBS Finance, 1.70% due 10/4/2004	PRIM1/A-1+	7,498,937

	Total Short Term (Cost $19,496,602)		19,496,596

	TOTAL INVESTMENTS (100%) (Cost $377,883,579)		$386,039,073

*	Principal amount in U.S. Dollars unless otherwise indicated, value is in U.S. Dollar.

†	Credit ratings are unaudited.

(a)	Security valuation determined using a fair value method. See notes to financial statements.

CREDIT RATING†

40 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Thornburg Limited Term Income Funds

To the Trustees and Shareholders of
Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

Certified Annual Report 41

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	September 30, 2004

     As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

     This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

     Actual Expenses

     The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

     Hypothetical Example for Comparison Purposes

     The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/01/04	9/30/04	4/1/04–9/30/04
U.S. Government Fund
Class A Shares
Actual	$1,000	$993.20	$4.75
Hypothetical*	$1,000	$1,020.23	$4.81
Class B Shares
Actual	$1,000	$984.40	$11.99
Hypothetical*	$1,000	$1,012.91	$12.17
Class C Shares
Actual	$1,000	$991.90	$6.17
Hypothetical*	$1,000	$1,018.81	$6.25
Class I Shares
Actual	$1,000	$995.30	$3.32
Hypothetical*	$1,000	$1,021.68	$3.36
Class R-1 Shares
Actual	$1,000	$993.40	$4.53
Hypothetical*	$1,000	$1,020.45	$4.59
Income Fund
Class A Shares
Actual	$1,000	$998.10	$4.97
Hypothetical*	$1,000	$1,020.03	$5.02
Class C Shares
Actual	$1,000	$996.90	$6.21
Hypothetical*	$1,000	$1,018.78	$6.28
Class I Shares
Actual	$1,000	$999.00	$3.34
Hypothetical*	$1,000	$1,021.66	$3.38
Class R-I Shares
Actual	$1,000	$998.10	$4.88
Hypothetical*	$1,000	$1,020.11	$4.94

†Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.95%; B: 2.42%; C: 1.24%; I: 0.66%; and R-1: 0.91%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

†Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; I: 0.67%; and R-I: 0.98%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*Hypothetical assumes a rate of return of 5% per year before expenses.

42 Certified Annual Report

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Certified Annual Report 43

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Limited Term U.S. Government Fund Class A Total Returns, versus
Lehman Brothers Intermediate Government Bond Index and Consumer Price Index
(November 30, 1987 to September 30, 2004)

Thornburg Limited Term U.S. Government Fund, A Shares	$28,678
Lehman Brothers Intermediate Government Bond Index	$33,320
Consumer Price Index	$16,626

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended September 30, 2004 (with sales charge)

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
A Shares (Incep: 11/16/87)	-0.46%	5.75%	5.92%	6.47%
B Shares (Incep: 11/1/02)	-5.23%	N/A	N/A	-0.47%
C Shares (Incep: 9/1/94)	0.22%	5.70%	5.66%	5.56%
R-1 Shares (Incep: 7/1/03)	1.26%	N/A	N/A	1.15%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
A Shares (Incep: 11/16/87)	2.24%	2.11%	$13.01	$13.21
B Shares (Incep: 11/1/02)	1.05%	0.94%	$12.98	$12.98
C Shares (Incep: 9/1/94)	1.97%	1.84%	$13.09	$13.09
R-1 Shares (Incep: 7/1/03)	2.26%	2.17%	$13.02	$13.02

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A Shares are sold with a maximum sales charge of 1.50%. B shares carry a contingent deferred sales charge (CDSC), if redeemed within a year, of 5.00%; within two years, 4.25%; within three years, 3.50%; within four years, 2.75%; within five years, 2.00%; within six years, 1.25%; within seven years, 0.50%. There is no charge for redemption within the eighth year. C shares include a 0.50% CDSC for the first year only. There is no up front sales charge for R-1 shares.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

Shares are not guaranteed by the U.S. Government.

44      Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Limited Term Income Fund Class A Total Returns versus
Lehman Brothers Intermediate Government/Credit Index and Consumer Price Index
(October 1, 1992 to September 30, 2004)

Thornburg Limited Term Income Fund, A Shares	$20,122
Lehman Brothers Intermediate Government/Credit Index	$21,219
Consumer Price Index	$13,645

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended September 30, 2004 (with sales charge)

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
A Shares (Incep: 10/1/92)	0.44%	6.17%	6.30%	6.00%
C Shares (Incep: 9/1/94)	1.20%	6.10%	6.08%	5.95%
R-1 Shares (Incep: 7/1/03)	2.14%	N/A	N/A	2.10%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
A Shares (Incep: 10/1/92)	3.55%	2.68%	$12.80	$12.99
C Shares (Incep: 9/1/94)	3.31%	2.47%	$12.78	$12.78
R-1 Shares (Incep: 7/1/03)	3.42%	2.75%	$12.81	$12.81

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A Shares is 1.50%. C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no up front sales charge for R-1 shares.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of up to ten years.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report       45

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001-2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)
Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974-1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

46       Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999-2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995-2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999-2002; Sales Representative, Solomon Smith Barney 1996-1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996-1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report 47

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003-2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998-2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

48 Certified Annual Report

OTHER INFORMATION (UNAUDITED)

Thornburg Limited Term Income Funds	September 30, 2004

PORFOLIO PROXY VOTING

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund are two of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	–	–
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	–	–
Thornburg Value Fund	64,672,758.966	447,696.934	–	–
Thornburg International Value Fund	59,954,867.369	1,241,990.622	–	–
Thornburg Core Growth Fund	6,135,097.039	21,483.205	–	–
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	–	–
Total:	345,469,631.406	3,282,138.627	–	–

Certified Annual Report 49

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	–	–
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	–	–
Thornburg Value Fund	64,673,309.598	447,696.934	–
Thornburg International Value Fund	60,746,833.041	450,024.950	–	–
Thornburg Core Growth Fund	6,132,382.888	24,197.356	–	–
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	–	–
Total:	346,235,149.064	2,517,171.301	–	–
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	–	–
Thornburg Value Fund	64,693,947.421	446,508.479	–	–
Thornburg International Value Fund	60,752,533.146	444,324.845	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	–	–
Total:	346,310,480.812	2,461,288.921	–	–
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	–	–
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	–	–
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	–	–
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	–	–
Thornburg Value Fund	64,599,511.493	520,944.407	–	–
Thornburg International Value Fund	60,724,718.843	472,139.148	–	–
Thornburg Core Growth Fund	6,134,780.624	21,799.620	–	–
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	–	–
Total:	346,159,119.642	2,592,650.361	–	–
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	–	–
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	–	–

50   Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

Thornburg Value Fund	64,679,778.577	440,677.323	–	–
Thornburg International Value Fund	60,742,583.265	454,274.726	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	–	–
Total:	346,285,090.525	2,466,679.208	–	–
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	–	–
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	–	–
Thornburg Value Fund	64,681,039.437	439,416.463	–	–
Thornburg International Value Fund	60,010,455.736	1,186,402.255	–	–
Thornburg Core Growth Fund	6,131,956.015	24,624.229	–	–
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	–	–
Total:	345,556,209.517	3,195,560.216	–	–
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	–	–
Thornburg Value Fund	64,674,135.776	446,320.124	–	–
Thornburg International Value Fund	60,684,276.889	512,581.102	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	–	–
Total:	346,178,126.548	2,573,643.185	–	–
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	–	–
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	–	–
Thornburg Value Fund	64,683,895.944	436,559.906	–	–
Thornburg International Value Fund	60,726,245.097	470,612.894	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	–	–
Total:	346,278,127.848	2,497,641.885	–	–

Certified Annual Report   51

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	–
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	–
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	–
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	–
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	–
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	–
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	–
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	–
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	–
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	–
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	–
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	–
Totals	344,763,402.818	1,523,862.247	2,464,365.668	–

52   Certified Annual Report

Thornburg Limited Term Income Funds

I Shares – September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4  Certified Annual Report

Important Information

Performance data quoted represent the past and are no guarantee of future results. Current returns may be either lower or higher than those shown. Share prices and returns will fluctuate and investors may experience a loss upon redemption. There is no guarantee that the Fund will meet its objectives. Shares in the Fund carry risks, including possible loss of principal. The principal value of a bond fund will decrease when interest rates rise.

Minimum investments for Class I-share are higher than those for other classes.

For the Limited Term U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for I shares.

For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for I shares.

For the most recent month-end performance information, visit www.thornburg.com.

The information presented on the following pages was current as of September 30, 2004. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Consumer Price Index (“CPI”) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Certified Annual Report  5

Letter to Shareholders

Steve Bohlin
Portfolio Manager

October 18, 2004

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund for the year-ended September 30, 2004. The net asset value of an I share of the Thornburg Limited Term Income Fund ended the period at $12.80. If you were invested for the entire period, you received dividends of 47.0 cents per share. If you reinvested your dividends, you received 47.7 cents per share. The net asset value of an I share of the Thornburg Limited Term U.S. Government Fund ended the year at $13.01. If you were invested for the entire period, you received dividends of 38.6 cents per share. If you reinvested your dividends, you received 39.2 cents per share. Please read the accompanying exhibits for more detailed information and history.

Interest rates on U.S. Treasuries generally rose during the last year. The 5-year Treasury yield rose from 2.86% to end the period at 3.38%. However, the market fluctuated widely in the interim. For example, the yield on a 5-year U.S. Treasury ranged between a high of 4.10% and a low of 2.65% over the period. Interest rates mostly rose through November before starting a downward trend through March. Market yields rose rapidly from April through June before starting a downward trend from June through September. There was also a flattening of the yield curve as shorter-term interest rates rose more than longer-term rates. Quality spreads (the additional yield on a corporate bond) contracted through December and have primarily remained at those lower levels through the remainder of the period.

Putting income and the change in price together, the I shares of the Thornburg Limited Term Income Fund produced a total return of 2.29% over the year, assuming a beginning-of-the-period investment at the net asset value. The Lehman Brothers Intermediate Government/Credit Index produced a 2.65% total return over the same time period. The I shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 1.37% over the year, assuming a beginning-of-the-period investment at the net asset value. The Lehman Brothers Intermediate Government Index produced a 1.90% total return over the same time period. The Funds kept their maturities concentrated in the front years of the ladder. The flattening of the yield curve caused shorter-term bonds to underperform longer-term bonds. For example, the yield on a 3-year Treasury rose 100 basis points while the yield on a 10-year Treasury rose only 18 basis points. The Funds also shortened their average maturities in the second quarter of 2004 as interest rates rose and, therefore, had shorter durations than the indices during the rally that took place from June to September. Also, the Thornburg Limited Term Income Fund did not own some of the lower-rated credits represented in the Index. Some of these bonds benefited from the significant contraction in spreads to Treasuries on lower rated credits during the period. We have kept our durations shorter than the Indices thus far in 2004 because we believe doing so will improve the Funds’ returns relative to the Indices if interest rates continue to rise.

After reaching their highs for the year in June 2004, interest rates have fallen, even though the Federal Reserve Board has been raising the Fed Funds Rate. This has caused a

6  Certified Annual Report

flattening of the yield curve as short rates need to rise to keep up with the Fed, but long rates have actually fallen since the start of the tightening cycle. The continued rise in the price of oil has market participants convinced that the economy will slow down. This, coupled with moderate job growth, has some people convinced that long-term interest rate scenarios are benign. It is interesting to note that the increase in employment has averaged 142,000 per month since last September.

It remains to be seen if the rise in oil prices will, in fact, slow the U.S. economy. Other aspects of the U.S. economy have continued increasing as the U.S. moves away from the last recession: the GDP growth has been relatively robust, and an increase in household wealth appears to be sustaining spending in this cycle, not evident in earlier cycles. That may be due to the ease of taking money out of assets, especially houses through mortgage refinancing. A huge influx of foreign investments has helped, pushing down interest rates and boosting asset values. Over the past three years, foreigners have purchased over $675 billion in corporate bonds, over $700 billion of Treasuries, and $575 billion in Agency securities. This has helped corporate spreads as well. There has been a large improvement in credit spreads on corporate bonds over the last few years, but that improvement has moderated over the last six months, as quality spreads are now at levels last seen in 1998.

Given the uptick in inflation, the Fed Funds Rate is still very adaptive. If strong GDP growth continues and employment is rising, the last ingredient for the Fed staying accommodative is low inflation. The year-over-year change in the Consumer Price Index is 2.5%. The members of the Federal Open Market Committee have stated that they do not believe that inflation is much of a problem right now. Indeed, a 2.5% change in inflation is within the tolerances that the Fed has stated as its price stability goal. But the upward move in the “core inflation” numbers is eye-catching, as it may portend further increases in the rate of inflation. However, even if this 2.5% level holds, that means an investor is paying the U.S. Treasury to borrow their money, because the U.S. Treasury can pay the loan back with inflated dollars. They currently can borrow for one year at 2.1% and pay back the loan with dollars that are worth 2.5% less. An investor needs to venture further out the yield curve to reach a level that pays more than the rate of inflation.

It appears evident that the Fed will maintain their “measured pace”; the lost jobs are slowly being replaced; the economy is growing at a steady pace; and inflation is moderate. Eventually, the Fed Funds Rate needs to be at a neutral level, which would be at least the rate of inflation. Any marked increase in the pace of these data will cause the Fed to accelerate their “pace.” Unless inflation slows remarkably, the current level of the 10-year Treasury is not justified. We are cognizant of this as we invest these portfolios.

The Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund are laddered portfolios of short-to-intermediate bonds. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short-to-intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio. They can provide stability to the underlying principal, and they can provide income for the portfolio, and over the years, they have provided an attractive return versus money market instruments.

Certified Annual Report  7

Letter to Shareholders
       continued

Thank you for investing in our Funds. We feel the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short-to-intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned and we will maintain a steady course.

Sincerely,

Steve Bohlin
Portfolio Manager

8 Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	September 30, 2004

	Limited Term U.S.	Limited Term
	Government Fund	Income Fund
ASSETS
Investments at value (cost $219,401,181 and $377,883,579 respectively)	$219,794,226	$386,039,073
Cash	399,008	214,771
Receivable for investments sold	0	519,749
Principal receivable	11,346	0
Receivable for fund shares sold	1,257,852	1,768,631
Interest receivable	1,800,559	3,968,622
Prepaid expenses and other assets	56,634	70,779

Total Assets	223,319,625	392,581,625

LIABILITIES
Payable for securities purchased	0	4,050,000
Payable for fund shares redeemed	376,828	1,328,867
Accounts payable and accrued expenses	54,543	109,029
Payable to investment advisor and other affiliates (Note 3)	143,188	231,384
Dividends payable	88,189	272,552

Total Liabilities	662,748	5,991,832

NET ASSETS	$222,656,877	$386,589,793

NET ASSETS CONSIST OF:
Undistributed (distribution in excess of) net investment income	$181,257	$195,289
Net unrealized appreciation (depreciation) on investments	393,045	8,155,755
Accumulated net realized (gain) loss	(742,946)	(3,078,191)
Net capital paid in on shares of beneficial interest	222,825,521	381,316,940

	$222,656,877	$386,589,793

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($163,529,723 and $230,255,792 applicable to 12,568,446 and 17,983,751 shares of beneficial interest outstanding — Note 4)	$13.01	$12.80
Maximum sales charge, 1.50% of offering price	0.20	0.19

Maximum Offering Price Per Share	$13.21	$12.99

Class B Shares:
Net asset value, offering and redemption price per share* ($2,395,971 applicable to 184,576 shares of beneficial interest outstanding — Note 4)	$12.98	$0

Certified Annual Report  9

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

	Limited Term U.S.	Limited Term
	Government Fund	Income Fund
Class C Shares:
Net asset value and offering price per share * ($43,404,372 and $65,398,041 applicable to 3,315,659 and 5,116,053 shares of beneficial interest outstanding — Note 4)	$13.09	$12.78

Class I Shares:
Net asset value, offering and redemption price per share ($12,905,006 and $90,025,014 applicable to 992,058 and 7,030,930 shares of beneficial interest outstanding — Note 4)	$13.01	$12.80

Class R-1 Shares:
Net asset value, offering and redemption price per share ($421,805 and $910,946 applicable to 32,397 and 71,120 shares of beneficial interest outstanding — Note 4)	$13.02	$12.81

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges. See notes to financial statements.

10  Certified Annual Report

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2004

	Limited Term U.S.	Limited Term
	Government Fund	Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $2,186,854 and $1,381,058 respectively)	$8,370,660	$15,396,032

EXPENSES:
Investment advisory fees (Note 3)	863,926	1,784,799
Administration fees (Note 3)
Class A Shares	207,108	265,816
Class B Shares	3,200	0
Class C Shares	62,108	76,933
Class I Shares	6,159	41,261
Class R-1 Shares	160	298
Distribution and service fees (Note 3)
Class A Shares	345,974	481,910
Class B Shares	25,614
Class C Shares	496,812	615,555
Class R-1 Shares	655	1,221
Transfer agent fees
Class A Shares	147,670	220,090
Class B Shares	17,896
Class C Shares	65,475	75,072
Class I Shares	21,129	42,275
Class R-1 Shares	2,481	1,693
Registration and filing fees
Class A Shares	14,280	12,624
Class B Shares	10,960
Class C Shares	9,006	9,014
Class I Shares	8,311	8,260
Class R-1 Shares	13,436	13,483
Custodian fees (Note 3)	128,994	171,139
Professional fees	29,063	69,075
Accounting fees	22,420	26,225
Trustee fees	6,079	9,367
Other expenses	64,276	97,551

Total Expenses	2,573,192	4,023,661
Less:
Expenses reimbursed by investment advisor (Note 3)	(59,784)	(288,358)
Distribution and service fees waived (Note 3)	(246,051)	(303,878)
Fees paid indirectly (Note 3)	(5,164)	(5,439)

Net Expenses	2,262,193	3,425,986

Net Investment Income	$6,108,467	$11,970,046

Certified Annual Report  11

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2004

	Limited Term U.S.	Limited Term
	Government Fund	Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investments	$2,572,794	$(1,203,824)
Foreign currency transactions	0	6,191

	2,572,794	(1,197,633)

Net change in unrealized appreciation (depreciation) on:
Investments	(6,634,413)	(3,680,211)
Foreign currency translation	0	(1,009)

	(6,634,413)	(3,681,220)

Net Realized and Unrealized Gain (Loss) on Investments	(4,061,619)	(4,878,853)

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,046,848	$7,091,193

See notes to financial statements.

12  Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$6,108,467	$7,983,017
Net realized gain (loss) on investments sold	2,572,794	4,695,491
Increase (Decrease) in unrealized appreciation of investments	(6,634,413)	(5,709,054)

Net Increase (Decrease) in Net Assets
Resulting from Operations	2,046,848	6,969,454
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,505,818)	(6,174,157)
Class B Shares	(42,140)	(50,597)
Class C Shares	(1,193,563)	(1,378,892)
Class I Shares	(363,591)	(379,370)
Class R-1 Shares	(3,340)	(1)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(10,449,346)	21,836,105
Class B Shares	(628,485)	3,080,205
Class C Shares	(11,845,239)	25,756,540
Class I Shares	19,693	6,129,775
Class R-1 Shares	421,885	76

Net Increase (Decrease) in Net Assets	(26,543,096)	55,789,138
NET ASSETS:
Beginning of year	249,199,973	193,410,835

End of year	$222,656,877	$249,199,973

See notes to financial statements.

Certified Annual Report  13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$11,970,046	$9,222,797
Net realized gain (loss) on investments sold	(1,197,633)	1,075,205
Increase (Decrease) in unrealized appreciation of investments and foreign currency translation	(3,681,220)	2,954,124

Net Increase (Decrease) in Net Assets
Resulting from Operations	7,091,193	13,252,126
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,103,088)	(5,571,809)
Class C Shares	(1,897,482)	(1,505,535)
Class I Shares	(3,012,694)	(2,145,452)
Class R-1 Shares	(8,104)	(1)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	48,582,688	77,437,936
Class C Shares	11,375,293	23,908,108
Class I Shares	31,761,582	19,271,605
Class R-1 Shares	903,829	76

Net Increase (Decrease) in Net Assets	87,693,217	124,647,054
NET ASSETS:
Beginning of year	298,896,576	174,249,522

End of year	$386,589,793	$298,896,576

See notes to financial statements.

14   Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing ten series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ objectives are to obtain as high a level of current income as is consistent with the preservation of capital.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R-1) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R-1) shares. Each class of shares of a fund represents an interest in the same portfolio of investments of that fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R-1 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, each fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to service and distribution fees, administrative fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows: Valuation of Investments: In determining net asset value, the Funds utilize an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Funds to comply with the provisions of the Internal Revenue code applicable to “regulated investment companies” and to distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Funds make a commitment to purchase a security on a when-issued basis, they will record the transaction and reflect the value in determining each fund’s net asset value. When effecting such transactions, assets of the Funds of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Funds’ records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums

Certified Annual Report  15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% of the average daily net assets of the Income Fund depending on each fund’s asset size. The Funds also have an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to Class A, Class B, Class C, and Class R-1 shares, and up to .05 of 1% of the average daily net assets attributable to Class I shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and Distribution Fees of $19,171, $11,847, $12,584, and $16,182 for the Class B, C, I, and R-1 shares, respectively, of the Government Fund and $157,475, $77,983, $37,056, and $15,844 for the Class A, C, I, and R-1 shares, respectively, of the Income Fund.

The Funds have underwriting agreements with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2004, the Distributor has advised the Funds that it earned net commissions aggregating $1,972 and $1,098 from the sales of Class A shares of the Government Fund and Income Fund, respectively, and collected contingent deferred sales charges aggregating $15,528 and $18,084 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to the Class A, Class B, Class C, and Class R-1 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Funds have also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R-1 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R-1 shares of the Funds at an annual rate of up to .75 of 1% of

16   Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

the average daily net assets attributable to these classes. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2004 are set forth in the Statements of Operations. Distribution fees of $246,051 and $303,908 respectively for Class C shares of the Government Fund and Income Fund were waived.

The Funds have an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the year ended September 30, 2004, the fees paid indirectly were $5,164 and $5,439 for the Government Fund and Income Fund respectively.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2004 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,221,701	$42,079,302	7,033,728	$93,088,730
Shares issued to shareholders in reinvestment of dividends	258,973	3,377,519	352,071	4,651,838
Shares repurchased	(4,285,525)	(55,906,167)	(5,757,412)	(75,904,463)

Net Increase (Decrease)	(804,851)	$(10,449,346)	1,628,387	$21,836,105

Class B Shares
Shares sold	78,261	$1,011,694	265,526	$3,519,557
Shares issued to shareholders in reinvestment of dividends	1,992	25,958	2,704	35,753
Shares repurchased	(128,014)	(1,666,137)	(35,893)	(475,105)

Net Increase (Decrease)	(47,761)	$(628,485)	232,337	$3,080,205

Class C Shares
Shares sold	728,926	$9,584,018	2,733,738	$36,415,998
Shares issued to shareholders in reinvestment of dividends	67,056	880,006	83,795	1,113,966
Shares repurchased	(1,700,988)	(22,309,263)	(887,516)	(11,773,424)

Net Increase (Decrease)	(905,006)	$(11,845,239)	1,930,017	$25,756,540

Class I Shares
Shares sold	415,995	$5,417,464	808,309	$10,671,009
Shares issued to shareholders in reinvestment of dividends	23,453	305,738	24,410	322,502
Shares repurchased	(436,875)	(5,703,509)	(367,766)	(4,863,736)

Net Increase (Decrease)	2,573	$19,693	464,953	$6,129,775

Class R-1 Shares
Shares sold	33,177	$432,173	6	$75
Shares issued to shareholders in reinvestment of dividends	186	2,416	—	1
Shares repurchased	(972)	(12,704)	—	—

Net Increase (Decrease)	32,391	$421,885	6	$76

Certified Annual Report  17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

INCOME FUND	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	7,793,807	$99,954,867	8,212,612	$105,632,467
Shares issued to shareholders in reinvestment of dividends	403,134	5,160,648	317,279	4,076,963
Shares repurchased	(4,413,893)	(56,532,827)	(2,518,725)	(32,271,494)

Net Increase (Decrease)	3,783,048	$48,582,688	6,011,166	$77,437,936

Class C Shares
Shares sold	2,147,268	$27,537,572	2,753,770	$35,318,563
Shares issued to shareholders in reinvestment of dividends	100,334	1,282,321	83,893	1,076,023
Shares repurchased	(1,365,887)	(17,444,600)	(973,489)	(12,486,478)

Net Increase (Decrease)	881,715	$11,375,293	1,864,174	$23,908,108

Class I Shares
Shares sold	4,876,662	$62,615,919	2,435,755	$31,247,349
Shares issued to shareholders in reinvestment of dividends	214,441	2,744,433	150,329	1,931,913
Shares repurchased	(2,637,669)	(33,598,770)	(1,080,571)	(13,907,657)

Net Increase (Decrease)	2,453,434	$31,761,582	1,505,513	$19,271,605

Class R-1 Shares
Shares sold	71,754	$911,924	6	$75
Shares issued to shareholders in reinvestment of dividends	223	2,855	—	1
Shares repurchased	(863)	(10,950)	—	—

Net Increase (Decrease)	71,114	$903,829	6	$76

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2004, portfolio purchase and sale transactions (excluding short-term securities) were $30,660,612 and $61,569,919 for the Government Fund and $164,766,639 and $77,345,639 for the Income Fund, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purpose	$219,401,181	$377,891,566

Gross unrealized appreciation on a tax basis	$2,151,001	$9,486,517
Gross unrealized depreciation on a tax basis	(1,757,956)	(1,338,749)

Net unrealized appreciation (depreciation) on investments (tax basis)	$393,045	$8,147,507

Distributable Earnings ordinary income	$195,092	$224,841

18  Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

At September 30, 2004, the Government Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

2009	$729,335
2010	13,611

$742,946

At September 30, 2004, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

2008	$497,824
2009	650,941
2010	308,333

$1,457,098

The Government Fund utilized $2,474,887 and the Income Fund utilized $182,795 of capital loss carry forwards for the year ended September 30, 2004. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

During the year ended September 30, 2004, $43,183 of capital loss carry forwards from prior years expired for the Income Fund.

As of September 30, 2004, the Income Fund had deferred capital losses occurring subsequent to October 31, 2003 of $1,613,106. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

In order to account for book/tax differences, The Government Fund increased undistributed net investment income (loss) by $97,907 and increased accumulated net realized (loss) by $97,907. The Income Fund increased undistributed net investment income (loss) by $240,665, increased accumulated net realized (loss) by $197,482, and decreased net paid in capital paid in on shares of beneficial interest by $43,183. This reclass has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency, paydowns, and an expired capital loss carry forward.

For tax purposes, distributions for the years ended September 30, 2004 and September 30, 2003, were paid from ordinary income.

Certified Annual Report 19

FINANCIAL HIGHLIGHTS

     Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$13.22	$13.27	$12.77	$12.03	$12.05

Income from investment operations:
Net investment income	0.39	0.51	0.62	0.72	0.72
Net realized and unrealized gain (loss) on investments	(0.21)	(0.05)	0.50	0.74	(0.02)

Total from investment operations	0.18	0.46	1.12	1.46	0.70
Less dividends from:
Net investment income	(0.39)	(0.51)	(0.62)	(0.72)	(0.72)

Change in net asset value	(0.21)	(0.05)	0.50	0.74	(0.02)
NET ASSET VALUE, end of year	$13.01	$13.22	$13.27	$12.77	$12.03

RATIOS/SUPPLEMENTAL DATA
Total return	1.37%	3.51%	9.11%	12.45%	6.07%
Ratios to average net assets:
Net investment income	2.95%	3.77%	4.86%	5.79%	6.06%
Expenses, after expense reductions	0.67%	0.64%	0.61%	0.61%	0.60%
Expenses, after expense reductions and net of custody credits	0.67%	0.62%	0.60%	—	—
Expenses, before expense reductions	0.77%	0.82%	1.04%	1.21%	1.08%
Portfolio turnover rate	12.39%	35.06%	4.34%	15.23%	19.66%
Net assets at end of year (000)	$12,905	$13,085	$6,960	$3,992	$3,819

20   Certified Annual Report

FINANCIAL HIGHLIGHTS

     Thornburg Limited Term Income Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$12.99	$12.79	$12.55	$11.90	$11.93

Income from investment operations:
Net investment income	0.47	0.55	0.65	0.77	0.77
Net realized and unrealized gain (loss) on investments	(0.19)	0.20	0.24	0.65	(0.03)

Total from investment operations	0.28	0.75	0.89	1.42	0.74
Less dividends from:
Net investment income	(0.47)	(0.55)	(0.65)	(0.77)	(0.77)

Change in net asset value	(0.19)	0.20	0.24	0.65	(0.03)
NET ASSET VALUE, end of year	$12.80	$12.99	$12.79	$12.55	$11.90

RATIOS/SUPPLEMENTAL DATA
Total return	2.29%	5.89%	7.38%	12.29%	6.46%
Ratios to average net assets:
Net investment income	3.64%	4.23%	5.19%	6.24%	6.54%
Expenses, after expense reductions	0.67%	0.69%	0.69%	0.70%	0.69%
Expenses, after expense reductions and net of custody credits	0.67%	0.69%	0.69%	—	—
Expenses, before expense reductions	0.72%	0.76%	0.78%	0.89%	1.00%
Portfolio turnover rate	22.73%	18.86%	21.63%	20.54%	59.46%
Net assets at end of year (000)	$90,025	$59,473	$39,281	$24,298	$12,094

Certified Annual Report 21

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-103, CLASS B — 885-215-848, CLASS C — 885-215-830, CLASS I — 885-215-699, CLASS R-1 — 885-215-491 NASDAQ SYMBOLS: CLASS A — LTUSX, CLASS B — LTUBX, CLASS C — LTUCX, CLASS I — LTUIX, CLASS R-1 — LTURX

Principal
Amount	Issuer-Description	Value
U.S. GOVERNMENT AGENCIES (48.20%)
$900,000	Federal Agricultural Mortgage Corp., 5.86% due 3/3/2006	$942,021
1,000,000	Federal Agricultural Mortgage Corp., 8.07% due 7/17/2006	1,093,530
200,000	Federal Agricultural Mortgage Corp., 6.71% due 7/28/2014	232,687
4,650,000	Federal Farm Credit Bank, 1.875% due 1/16/2007	4,542,173
350,000	Federal Farm Credit Bank, 6.75% due 7/7/2009	397,856
1,900,000	Federal Farm Credit Bank Consolidated MTN, 5.875% due 7/28/2008	2,074,169
1,300,000	Federal Farm Credit Bank Consolidated MTN, 5.87% due 9/2/2008	1,419,941
200,000	Federal Farm Credit Bank Consolidated MTN, 5.35% due 12/11/2008	214,830
300,000	Federal Farm Credit Bank Consolidated MTN, 5.80% due 3/19/2009	328,107
240,000	Federal Farm Credit Bank Consolidated MTN, 6.06% due 5/28/2013	266,817
265,000	Federal Home Loan Bank, 6.55% due 3/7/2005	270,160
100,000	Federal Home Loan Bank, 6.345% due 11/1/2005	104,256
225,000	Federal Home Loan Bank, 5.24% due 12/7/2005	232,424
100,000	Federal Home Loan Bank, 5.37% due 1/20/2006	103,702
3,000,000	Federal Home Loan Bank, 2.25% due 5/15/2006	2,981,365
200,000	Federal Home Loan Bank, 7.76% due 11/21/2006	220,146
150,000	Federal Home Loan Bank, 7.00% due 2/15/2008	168,234
1,250,000	Federal Home Loan Bank, 5.48% due 1/8/2009	1,348,256
1,000,000	Federal Home Loan Bank, 5.985% due 4/9/2009	1,100,657
200,000	Federal Home Loan Bank, 5.79% due 4/27/2009	218,560
1,750,000	Federal Home Loan Bank, 3.00% due 4/29/2009	1,745,592
5,000,000	Federal Home Loan Bank Consolidated Discount Notes, 1.62% due 10/1/2004	5,000,000
13,000,000	Federal Home Loan Bank Consolidated Discount Notes, 1.61% due 10/4/2004	12,998,256
3,000,000	Federal Home Loan Bank Consolidated Discount Notes, 1.65% due 10/6/2004	2,999,313
10,500,000	Federal Home Loan Bank Consolidated Discount Notes, 1.63% due 10/7/2004	10,497,147
75,000	Federal Home Loan Mortgage Corp., 5.98% due 12/8/2005	78,144
300,000	Federal Home Loan Mortgage Corp., 6.80% due 3/19/2007	327,508
500,000	Federal Home Loan Mortgage Corp., 3.80% due 10/15/2008	500,373
5,000,000	Federal Home Loan Mortgage Corp., 2.29% due 6/2/2009	4,997,975
101,754	Federal Home Loan Mortgage Corp., Pool # 141016, 9.25% due 11/1/2016	113,527
197,619	Federal Home Loan Mortgage Corp., Pool # 141412, 8.50% due 4/1/2017	215,272
22,641	Federal Home Loan Mortgage Corp., Pool # 160043, 8.75% due 4/1/2008	23,826
28,130	Federal Home Loan Mortgage Corp., Pool # 181730, 8.50% due 5/1/2008	29,259
44,089	Federal Home Loan Mortgage Corp., Pool # 252986, 10.75% due 4/1/2010	48,994
21,711	Federal Home Loan Mortgage Corp., Pool # 256764, 8.75% due 10/1/2014	22,872
6,433	Federal Home Loan Mortgage Corp., Pool # 260486, 9.00% due 1/1/2010	6,668
109,774	Federal Home Loan Mortgage Corp., Pool # 273822, 8.50% due 4/1/2009	114,180
4,686	Federal Home Loan Mortgage Corp., Pool # 291880, 8.25% due 5/1/2017	4,848
67,129	Federal Home Loan Mortgage Corp., Pool # 294817, 9.75% due 1/1/2017	76,085
28,762	Federal Home Loan Mortgage Corp., Pool # 298107, 10.25% due 8/1/2017	33,055
89,577	Federal Home Loan Mortgage Corp., Pool # 770297, 3.625% due 6/1/2018	90,186
72,011	Federal Home Loan Mortgage Corp., Pool # C90041, 6.50% due 11/1/2013	75,744
10,139	Federal Home Loan Mortgage Corp., Pool # D06907, 9.00% due 4/1/2017	10,842
10,001	Federal Home Loan Mortgage Corp., Pool # D06908, 9.50% due 9/1/2017	10,728
92,772	Federal Home Loan Mortgage Corp., Pool # D37120, 7.00% due 7/1/2023	98,962
75,759	Federal Home Loan Mortgage Corp., Pool # E00170, 8.00% due 7/1/2007	79,297
52,490	Federal Home Loan Mortgage Corp., Pool # E49074, 6.50% due 7/1/2008	55,596
72,040	Federal Home Loan Mortgage Corp., Pool # E61778, 6.50% due 4/1/2008	76,303

22 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term U.S. Government Fund	September 30, 2004

Principal
Amount	Issuer-Description	Value
$7,180	Federal Home Loan Mortgage Corp., Pool # E65962, 7.00% due 5/1/2008	$7,630
133,490	Federal Home Loan Mortgage Corp. CMO Series 2137 Class TM, 6.50% due 1/15/2028	136,185
2,239,332	Federal Home Loan Mortgage Corp. CMO Series 2603 Class TN, 4.00% due 10/15/2011	2,246,051
2,995,837	Federal Home Loan Mortgage Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	2,989,673
2,000,000	Federal Home Loan Mortgage Discount Notes, 1.66% due 10/12/2004	1,998,986
750,000	Federal National Mortgage Association, 2.15% due 7/21/2006	742,843
108,884	Federal National Mortgage Association, Pool # 008307, 8.00% due 5/1/2008	114,219
11,377	Federal National Mortgage Association, Pool # 019535, 10.25% due 7/1/2008	12,267
96,041	Federal National Mortgage Association, Pool # 033356, 9.25% due 8/1/2016	104,927
6,882	Federal National Mortgage Association, Pool # 040526, 9.25% due 1/1/2017	7,224
92,968	Federal National Mortgage Association, Pool # 044003, 8.00% due 6/1/2017	100,667
80,118	Federal National Mortgage Association, Pool # 050811, 7.50% due 12/1/2012	85,183
108,442	Federal National Mortgage Association, Pool # 050832, 7.50% due 6/1/2013	115,275
113,759	Federal National Mortgage Association, Pool # 076388, 9.25% due 9/1/2018	125,460
48,630	Federal National Mortgage Association, Pool # 077725, 9.75% due 10/1/2018	52,302
267,578	Federal National Mortgage Association, Pool # 100286, 7.50% due 8/1/2009	281,416
59,581	Federal National Mortgage Association, Pool # 112067, 9.50% due 10/1/2016	67,085
80,957	Federal National Mortgage Association, Pool # 156156, 8.50% due 4/1/2021	86,370
62,400	Federal National Mortgage Association, Pool # 190555, 7.00% due 1/1/2014	66,013
62,006	Federal National Mortgage Association, Pool # 190703, 7.00% due 3/1/2009	65,944
144,610	Federal National Mortgage Association, Pool # 190836, 7.00% due 6/1/2009	153,795
110,085	Federal National Mortgage Association, Pool # 250387, 7.00% due 11/1/2010	117,146
82,849	Federal National Mortgage Association, Pool # 250481, 6.50% due 11/1/2015	87,191
68,815	Federal National Mortgage Association, Pool # 251258, 7.00% due 9/1/2007	71,981
150,174	Federal National Mortgage Association, Pool # 251759, 6.00% due 5/1/2013	157,994
382,579	Federal National Mortgage Association, Pool # 252648, 6.50% due 5/1/2022	402,350
37,274	Federal National Mortgage Association, Pool # 252787, 7.00% due 8/1/2006	38,727
105,502	Federal National Mortgage Association, Pool # 303383, 7.00% due 12/1/2009	112,204
125,417	Federal National Mortgage Association, Pool # 312663, 7.50% due 6/1/2010	133,824
184,908	Federal National Mortgage Association, Pool # 323706, 7.00% due 2/1/2009	196,652
3,068,804	Federal National Mortgage Association, Pool # 323735, 5.50% due 5/1/2006	3,148,881
104,751	Federal National Mortgage Association, Pool # 334996, 7.00% due 2/1/2011	111,470
647,041	Federal National Mortgage Association, Pool # 342947, 7.25% due 4/1/2024	693,395
58,861	Federal National Mortgage Association, Pool # 345775, 8.50% due 12/1/2024	62,758
82,629	Federal National Mortgage Association, Pool # 373942, 6.50% due 12/1/2008	87,596
305,695	Federal National Mortgage Association, Pool # 382889, 7.595% due 12/1/2010	339,402
339,957	Federal National Mortgage Association, Pool # 382926, 7.615% due 12/1/2010	377,690
624,198	Federal National Mortgage Association, Pool # 384243, 6.303% due 10/1/2011	672,158
1,069,375	Federal National Mortgage Association, Pool # 384746, 5.86% due 2/1/2009	1,152,351
3,216,351	Federal National Mortgage Association, Pool # 385714, 4.70% due 1/1/2010	3,308,038
315,009	Federal National Mortgage Association, Pool # 406384, 8.25% due 12/1/2024	341,914
275,969	Federal National Mortgage Association, Pool # 443909, 6.50% due 9/1/2018	291,000
3,500,000	Federal National Mortgage Association, Pool # 460568, 5.20% due 12/1/2006	3,634,974
292,915	Federal National Mortgage Association, Pool # 516363, 5.00% due 3/1/2014	298,968
250,071	Federal National Mortgage Association, Pool # 555207, 7.00% due 11/1/2017	265,955
216,638	Federal National Mortgage Association CMO Series 1992-22 Class HC, 7.00% due 3/25/2007	223,173
750,000	Federal National Mortgage Association CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	786,667
250,000	Federal National Mortgage Association CMO Series 1993-122 Class D, 6.50% due 6/25/2023	257,362
263,218	Federal National Mortgage Association CMO Series 1993-32 Class H, 6.00% due 3/25/2023	272,573
809,088	Federal National Mortgage Association CMO Series G1993-35 Class JD, 6.50% due 11/25/2006	831,538
3,000,000	Federal National Mortgage Association CPI Floating Rate, 4.406% due 2/17/2009	3,014,040
97,052	Government National Mortgage Association, Pool # 000623, 8.00% due 9/20/2016	105,723
100,972	Government National Mortgage Association, Pool # 016944, 7.50% due 5/15/2007	108,987
20,633	Government National Mortgage Association, Pool # 296697, 9.50% due 10/15/2005	21,266

Certified Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term U.S. Government Fund	September 30, 2004

Principal
Amount	Issuer-Description	Value
$46,403	Government National Mortgage Association, Pool # 306636, 8.25% due 12/15/2006	$48,334
155,844	Government National Mortgage Association, Pool # 369693, 7.00% due 1/15/2009	166,668
107,113	Government National Mortgage Association, Pool # 409921, 7.50% due 8/15/2010	114,795
72,092	Government National Mortgage Association, Pool # 410240, 7.00% due 12/15/2010	77,054
62,992	Government National Mortgage Association, Pool # 410271, 7.50% due 8/15/2010	67,509
117,552	Government National Mortgage Association, Pool # 410846, 7.00% due 12/15/2010	125,643
101,693	Government National Mortgage Association, Pool # 430150, 7.25% due 12/15/2026	109,830
53,249	Government National Mortgage Association, Pool # 447040, 7.75% due 5/15/2027	58,165
136,276	Government National Mortgage Association, Pool # 453928, 7.00% due 7/15/2017	146,246
45,514	Government National Mortgage Association, Pool # 780063, 7.00% due 9/15/2008	48,675
214,628	Government National Mortgage Association, Pool # 780448, 6.50% due 8/15/2011	229,141
2,627,009	Government National Mortgage Association CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	2,676,375
470,020	Government National Mortgage Association CMO Series 2002-67 Class VA, 6.00% due 3/20/2013	490,107
880,413	Government National Mortgage Association CMO Series 2003-31 Class YA, 4.00% due 5/16/2021	883,891
2,168,534	Government National Mortgage Association CMO Series 2003-67 Class PN, 4.00% due 11/20/2020	2,181,754
2,625,600	Overseas Private Investment Corp., 4.10% due 11/15/2014	2,643,218
1,000,000	Private Export Funding Corp., 4.974% due 8/15/2013	1,033,765
3,000,000	Tennessee Valley Authority, 4.75% due 8/1/2013	3,056,343
1,681,768	United States Government General Services, 7.62% due 9/15/2010	1,862,558

	Total U.S. Government Agencies (Cost $104,815,159)	105,895,977

UNITED STATES TREASURY (51.80%)
10,000,000	United States Treasury Notes, 1.50% due 2/28/2005	9,984,375
4,900,000	United States Treasury Notes, 6.50% due 5/15/2005	5,033,219
4,500,000	United States Treasury Notes, 6.50% due 8/15/2005	4,668,750
7,000,000	United States Treasury Notes, 5.75% due 11/15/2005	7,270,156
3,000,000	United States Treasury Notes, 5.625% due 2/15/2006	3,134,062
5,500,000	United States Treasury Notes, 4.625% due 5/15/2006	5,690,781
2,000,000	United States Treasury Notes, 7.00% due 7/15/2006	2,155,938
2,890,000	United States Treasury Notes, 2.375% due 8/15/2006	2,880,969
9,000,000	United States Treasury Notes, 4.375% due 5/15/2007	9,360,000
4,000,000	United States Treasury Notes, 6.125% due 8/15/2007	4,358,750
10,000,000	United States Treasury Notes, 2.625% due 5/15/2008	9,857,812
10,000,000	United States Treasury Notes, 5.50% due 5/15/2009	10,956,250
15,000,000	United States Treasury Notes, 6.50% due 2/15/2010	17,219,532
6,000,000	United States Treasury Notes, 5.75% due 8/15/2010	6,690,937
15,000,000	United States Treasury Notes, 3.625% due 5/15/2013	14,636,718

	Total United States Treasury (Cost $114,586,022)	113,898,249

	TOTAL INVESTMENTS (100%) (Cost $219,401,181)	$219,794,226

See notes to financial statements.

TYPE OF HOLDINGS

24 Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-509, CLASS C — 885-215-764, CLASS I - 885-215-681, CLASS R-1 — 885-215-483
NASDAQ SYMBOLS: CLASS A — THIFX, CLASS C — THICX, CLASS I — THIIX, CLASS R-1 — THIRX

Principal		Credit Rating†
Amount*	Issuer-Description	Moody’s/S&P	Value
U.S. TREASURY SECURITIES - 3.90%
$1,100,000	United States Treasury Notes, 6.50% due 5/15/2005	Aaa/AAA	$1,129,906
4,500,000	United States Treasury Notes, 4.625% due 5/15/2006	Aaa/AAA	4,656,094
1,500,000	United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,590,703
2,500,000	United States Treasury Notes, 5.75% due 8/15/2010	Aaa/AAA	2,787,891
5,000,000	United States Treasury Notes, 3.625% due 5/15/2013	Aaa/AAA	4,878,906

	Total U.S. Treasury Securities (Cost $14,703,249)		15,043,500

U.S. GOVERNMENT AGENCIES - 9.60%
70,000	Export Funding Trust Series 1994-A Pass Through Certificate, 7.89% due 2/15/2005	Aaa/AAA	71,083
710,000	Federal Farm Credit Bank, 5.96% due 6/16/2008	Aaa/AAA	776,169
50,000	Federal Home Loan Bank, 6.00% due 8/25/2005	Aaa/AAA	51,662
2,000,000	Federal Home Loan Bank, 2.25% due 5/15/2006	Aaa/AAA	1,987,577
150,000	Federal Home Loan Bank, 4.875% due 5/15/2007	Aaa/AAA	157,118
500,000	Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	541,782
75,000	Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	81,374
300,000	Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	326,690
480,000	Federal Home Loan Bank, 5.48% due 9/22/2008	Aaa/AAA	517,224
250,000	Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	265,746
200,000	Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	212,252
75,000	Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	80,543
85,000	Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	93,556
1,650,000	Federal Home Loan Bank, 3.00% due 10/21/2009	Aaa/AAA	1,651,042
5,000,000	Federal Home Loan Mortgage Corp., 2.29% due 6/2/2009	Aaa/AAA	4,997,975
4,901	Federal Home Loan Mortgage Corp., Pool # 850082, 9.00% due 10/1/2005	Aaa/AAA	5,019
2,995,837	Federal Home Loan Mortgage Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	2,989,673
6,495,000	Federal National Mortgage Association, 2.00% due 12/15/2006	Aaa/AAA	6,499,048
3,500,000	Federal National Mortgage Association, 2.50% due 1/24/2008	Aaa/AAA	3,507,368
39,724	Federal National Mortgage Association, Pool # 020155, 7.491% due 8/1/2014	Aaa/AAA	40,767
134,950	Federal National Mortgage Association, Pool # 190534, 6.00% due 12/1/2008	Aaa/AAA	141,809
36,907	Federal National Mortgage Association, Pool # 297033, 8.00% due 12/1/2009	Aaa/AAA	39,275
71,580	Federal National Mortgage Association, Pool # 303777, 7.00% due 3/1/2011	Aaa/AAA	76,172
582,303	Federal National Mortgage Association, Pool # 382398, 8.00% due 5/1/2011	Aaa/AAA	662,082
2,411,599	Federal National Mortgage Association, Pool # 383398, 6.42% due 4/1/2011	Aaa/AAA	2,615,850
473,105	Federal National Mortgage Association, Pool # 384471, 5.185% due 11/1/2008	Aaa/AAA	496,097
128,628	Federal National Mortgage Association, Pool # 384521, 5.095% due 12/1/2011	Aaa/AAA	134,163
800,000	Federal National Mortgage Association, Pool # 460568, 5.20% due 12/1/2006	Aaa/AAA	830,851
5,000,000	Federal National Mortgage Association CPI Floating Rate, 4.406% due 2/17/2009	Aaa/AAA	5,023,400
29,964	Government National Mortgage Association, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	32,568
41,856	Government National Mortgage Association, Pool # 827148, 3.375% due 2/20/2024	Aaa/AAA	42,424
2,203,235	Government National Mortgage Association CMO Series 2003-67 Class PN, 4.00% due 11/20/2020	Aaa/AAA	2,216,666

	Total U.S. Government Agencies (Cost $36,769,460)		37,165,025

ASSET BACKED SECURITIES - 0.20%
572,171	Associates Manufactured Housing Trust 1996-1 A5, 7.60% due 3/15/2027	Aaa/AAA	592,031
49,301	Bank of America Mortgage Secs Inc. Series 02-7, Class-2A4, 5.75% due 8/25/2032	Aaa/NA	49,214
227,894	CNH Equipment Trust, 2.01% due 7/17/2006	Aaa/AAA	228,008

Certified Annual Report  25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$89,863	Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032	Aaa/AAA	$90,393

	Total Asset Backed Securities (Cost $954,153)		959,646

CORPORATE BONDS - 62.90%
BANKS
1,675,000	Bank of America Corp., 4.375% due 12/1/2010	Aa2/A+	1,687,913
1,665,000	Capital One Bank, 6.70% due 5/15/2008	Baa2/BBB-	1,824,922
2,500,000	Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa1/AA-	2,477,432
700,000	HSBC USA Inc., 8.375% due 2/15/2007	A1/A+	779,915
2,500,000	Marshall & Ilsley Corp., 2.625% due 2/9/2007	Aa3/A+	2,473,665
1,000,000	Mercantile Bancorp, 7.30% due 6/15/2007	A1/A	1,100,459
250,000	Nations Bank Corp. Medium Term Note, 7.23% due 8/15/2012	Aa2/A+	290,170
500,000	Northern Trust Co. Medium Term Note, 6.25% due 6/2/2008	A1/A+	546,325
95,000	PNC Funding Corp., 6.875% due 7/15/2007	A3/BBB+	103,675
2,200,000	Suntrust Bank Atlanta Georgia Medium Term Note, 2.50% due 5/4/2006	Aa2/AA-	2,193,765
120,000	Union Planters Corp., 6.75% due 11/1/2005	A2/A-	125,276
385,000	US Bank, 5.625% due 11/30/2005	Aa2/AA-	398,990
400,000	US Bank, 6.30% due 7/15/2008	Aa3/A+	438,271

			14,440,778

CAPITAL GOODS
250,000	Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	267,659
800,000	Emerson Electric Co., 5.75% due 11/1/2011	A2/A	873,080
600,000	Gatx Capital Corp., 6.875% due 11/1/2004	Baa3/BBB-	602,183
229,405	General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	232,415
1,000,000	Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,093,769
765,000	Illinois Tool Works Inc., 5.75% due 3/1/2009	Aa3/AA	826,248
450,000	John Deere Capital Corp., 5.125% due 10/19/2006	A3/A-	468,170
500,000	John Deere Capital Corp. Medium Term Note, 3.75% due 1/13/2009	A3/A-	498,013
1,000,000	Johnson Controls Inc., 5.00% due 11/15/2006	A2/A	1,039,808
1,000,000	Pentair Inc., 7.85% due 10/15/2009	Baa3/BBB	1,133,438
900,000	Pitney Bowes Inc., 5.875% due 5/1/2006	Aa3/A+	941,930
900,000	Pitney Bowes Inc., 4.625% due 10/1/2012	Aa3/A+	906,873
2,000,000	Pitney Bowes Inc., 3.875% due 6/15/2013	Aa3/A+	1,894,194

			10,777,780

COMMERCIAL SERVICES & SUPPLIES
250,000	Aramark Services Inc., 7.00% due 7/15/2006	Baa3/BBB-	265,581
250,000	Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	276,016
1,000,000	Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,098,292
1,700,000	Valassis Communications, 6.625% due 1/15/2009	Baa3/BBB-	1,823,968
1,000,000	Waste Management Inc., 6.50% due 11/15/2008	Baa3/BBB	1,096,237
725,000	Waste Management Inc., 6.875% due 5/15/2009	Baa3/BBB	809,674
500,000	Waste Management Inc., 7.375% due 8/1/2010	Baa3/BBB	577,148
1,010,000	WMX Technologies Inc ., 7.00% due 5/15/2005	Baa3/BBB	1,030,406
550,000	WMX Technologies Inc., 7.00% due 10/15/2006	Baa3/BBB	589,794

			7,567,116

26  Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
DIVERSIFIED FINANCIALS
$200,000	American General Finance Corp. Medium Term Note, 4.625% due 9/1/2010	A1/A+	$202,220
1,500,000	American General Finance Corp. Medium Term Note, 4.00% due 3/15/2011	A1/A+	1,465,755
1,500,000	Bear Stearns Co. Inc., 4.50% due 10/28/2010	A1/A	1,512,327
1,000,000	Beneficial Corp., 6.80% due 7/22/2005	A1/A	1,031,530
1,000,000	Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	998,831
75,000	Dun & Bradstreet Corp., 6.625% due 3/15/2006	NR/BBB+	78,058
150,000	Ford Motor Credit, 6.24% due 12/15/2004	A3/BBB-	150,883
2,900,000	General Electric Capital Corp., 5.00% due 2/15/2007	Aaa/AAA	3,023,041
494,000	General Electric Capital Corp., 2.207% due 5/30/2008	Aaa/AAA	490,552
200,000	General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	232,010
400,000	General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	460,970
2,000,000	General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,007,550
1,000,000	Hartford Financial Services Group Inc. Senior Notes, 4.625% due 7/15/2013	A3/A-	981,725
400,000	Household Finance Corp., 5.20% due 8/15/2005	A1/A	406,336
100,000	Household Finance Corp., 5.90% due 5/15/2006	A1/A	103,119
550,000	Household Finance Corp., 7.20% due 7/15/2006	A1/A	589,488
400,000	Household Finance Corp., 5.75% due 1/30/2007	A1/A	422,793
5,000,000	Household Finance Corp., 4.64% due 8/10/2009	A1/A	4,980,900
400,000	Household Finance Corp., 6.40% due 9/15/2009	A1/A	425,067
2,500,000	International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,554,430
950,000	International Lease Finance Corp. Medium Term Note, 5.95% due 6/6/2005	A1/AA-	972,359
4,050,000	International Lease Finance Corp. Medium Term Note, 2.406% due 1/15/2010	A1/AA-	4,043,905
2,600,000	Jefferies Group Inc. Senior Note Series B, 7.50% due 8/15/2007	Baa2/BBB	2,888,210
5,000,000	JP Morgan Chase Co., 4.72% due 6/28/2009	Aa3/A+	5,141,700
1,465,000	JP Morgan Chase Co., 4.50% due 11/15/2010	Aa3/A+	1,484,397
1,714,286	Legg Mason Mortgage Capital Corp., 3.283% due 6/1/2009 (a)	NR/NR	1,712,756
700,000	Lehman Brothers Holdings Inc., 3.50% due 8/7/2008	A1/A	694,429
3,000,000	Merrill Lynch & Co. CPI Floating Rate, 4.43% due 3/2/2009	Aa3/A+	3,009,210
800,000	Schwab Charles Corp. Medium Term Note, 6.30% due 4/28/2006	A2/A-	839,981
1,675,000	SLM Corp. Floating Rate, 2.341% due 9/15/2008	A2/A	1,674,043
3,000,000	SLM Corp. Medium Term Note CPI Floating Rate, 4.47% due 3/2/2009	A2/A	3,026,580
9,500,000	SLM Corp. Medium Term Note CPI Floating Rate, 5.39% due 1/31/2014	A2/A	9,609,535
800,000	Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	781,842
800,000	Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	818,292
3,300,000	Toyota Motor Credit Corp. Medium Term Note, 2.70% due 1/30/2007	Aaa/AAA	3,272,227

			62,087,051

ENERGY
850,000	Amerenenergy Generating Co., 7.75% due 11/1/2005	A3/A-	894,167
1,150,000	Ashland Inc., 7.83% due 8/15/2005	Baa2/BBB	1,192,708
75,000	BJ Services Co. Note Series B, 7.00% due 2/1/2006	Baa2/BBB+	77,776
975,000	Commonwealth Edison Co., 4.74% due 8/15/2010	A3/A-	1,006,403
700,000	El Paso Corp., 7.00% due 5/15/2011	Caa1/CCC+	675,500
250,000	Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BB+	284,645
450,000	EOG Resources Inc., 6.00% due 12/15/2008	Baa1/BBB+	486,738
1,250,000	Kinder Morgan Energy Partners, 8.00% due 3/15/2005	Baa1/BBB+	1,279,471
290,000	Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007	A3/BBB+	316,255
750,000	Murphy Oil Corp., 6.375% due 5/1/2012	Baa1/A-	825,712
120,000	Northern Border Pipeline Co., 6.25% due 5/1/2007	A3/A-	127,257
800,000	Occidental Petroleum Corp., 5.875% due 1/15/2007	Baa1/BBB+	845,070

Certified Annual Report  27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$300,000	Occidental Petroleum Corp., 7.375% due 11/15/2008	Baa1/BBB+	$340,754
315,000	Occidental Petroleum Corp., 10.125% due 9/15/2009	Baa1/BBB+	395,907
250,000	Oneok Inc., 7.75% due 3/1/2005 (Insured: MBIA)	Aaa/AAA	255,676
1,100,000	Panenergy Corp., 7.00% due 10/15/2006	Baa3/BBB-	1,175,566
250,000	Phillips Petroleum Co., 8.75% due 5/25/2010	A3/A-	307,607
900,000	Phillips Petroleum Co., 9.375% due 2/15/2011	A3/A-	1,144,984
425,000	Questar Pipeline Co., 6.05% due 12/1/2008	A2/A+	453,304
925,000	Rio Tinto Finance, 5.75% due 7/3/2006	Aa3/A+	969,579
600,000	Smith International Inc. Senior Note, 7.00% due 9/15/2007	Baa1/BBB+	655,006
500,000	Sonat Inc., 7.625% due 7/15/2011	Caa1/CCC+	492,500
525,000	Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007	Baa2/BBB	545,778
190,000	Transocean SedCo. Forex Inc., 6.75% due 4/15/2005	Baa2/A-	193,537
515,000	Transocean SedCo. Forex Inc., 6.95% due 4/15/2008	Baa2/A-	574,106
85,000	Transocean SedCo. Forex Inc., 6.625% due 4/15/2011	Baa2/A-	94,919
200,000	Union Oil Co. California, 7.90% due 4/18/2008	Baa2/BBB+	224,614

			15,835,539

FOOD BEVERAGE & TOBACCO
1,150,000	Anheuser Busch Co. Inc., 5.625% due 10/1/2010	A1/A+	1,241,626
2,000,000	Anheuser Busch Co. Inc., 4.375% due 1/15/2013	A1/A+	1,982,760
515,000	Coca Cola Co., 4.00% due 6/1/2005	Aa3/A+	519,975
200,000	Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	217,791
325,000	Conagra Inc., 7.50% due 9/15/2005	Baa1/BBB+	338,371
150,000	Conagra Inc., 7.875% due 9/15/2010	Baa1/BBB+	176,818
4,000,000	Diageo Capital PLC, 3.375% due 3/20/2008	A2/A	3,985,648
925,000	Diageo Finance BV, 3.00% due 12/15/2006	A2/A	923,842
2,500,000	Diageo Finance BV, 3.875% due 4/1/2011	A2/A	2,445,942
300,000	General Mills, 5.50% due 1/12/2009	Baa2/BBB+	317,699
186,000	Kellogg Co., 4.875% due 10/15/2005	Baa2/BBB+	189,877
900,000	Sara Lee Corp. Medium Term Note, 6.00% due 1/15/2008	A3/A+	968,249
1,000,000	Sysco International Co., 6.10% due 6/1/2012	A1/A+	1,105,026

			14,413,624

HEALTHCARE EQUIPMENT & SERVICES
500,000	Baxter International Inc., 5.25% due 5/1/2007	Baa1/A-	522,713
250,000	Boston Scientific Corp., 6.625% due 3/15/2005	Baa1/A-	254,398

			777,111

HOUSEHOLD & PERSONAL PRODUCTS
2,000,000	Gillette Co., 4.00% due 6/30/2005	Aa3/AA-	2,021,708
2,000,000	Gillette Co., 2.875% due 3/15/2008	Aa3/AA-	1,968,484
900,000	Nike Inc., 5.50% due 8/15/2006	A2/A	940,911
350,000	Procter & Gamble Co., 4.75% due 6/15/2007	Aa3/AA-	364,603
2,000,000	Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,061,130

			7,356,836

28   Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
HOTELS RESTAURANTS & LEISURE
$225,000	Hyatt Equities LLC, 9.25% due 5/15/2005	Baa3/BBB	$231,148
500,000	Wendy’s International Inc., 6.35% due 12/15/2005	Baa1/BBB+	519,825

			750,973

INSURANCE
800,000	AIG Sunamerica Global Financing, 5.10% due 1/17/2007	Aaa/AAA	834,080
900,000	Allstate Corp., 5.375% due 12/1/2006	A1/A+	942,454
170,000	Equitable Iowa Cos., 8.50% due 2/15/2005	A1/A+	172,849
300,000	Hartford Life Inc., 7.10% due 6/15/2007	A3/A-	328,739
1,000,000	Liberty Mutual Group Inc., 5.75% due 3/15/2014	Baa3/BBB	993,496
1,000,000	Lincoln National Corp., 4.75% due 2/15/2014	A3/A-	976,669
855,000	Manufacturers Life Insurance Co., 7.875% due 4/15/2005	A1/AA-	875,299
450,000	Metlife Inc., 5.25% due 12/1/2006	A2/A	470,058
1,800,000	Old Republic International Corp., 7.00% due 6/15/2007	Aa3/A+	1,970,503
8,000,000	Pacific Life Global Funding CPI Floating Rate, 5.446% due 2/6/2016	Aa3/AA	8,108,080
700,000	Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	820,898
4,000,000	Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,046,044
5,000,000	Principal Life Income Funding Trust, 5.15% due 4/1/2016	Aa2/AA	4,879,500
1,300,000	Unitedhealth Group Inc., 3.30% due 1/30/2008	A3/A	1,291,628
2,450,000	Unumprovident Corp., 7.625% due 3/1/2011	Ba1/BB+	2,615,375
900,000	USF&G Corp., 7.125% due 6/1/2005	A3/BBB+	924,517

			30,250,189

MATERIALS
75,000	Chevron Phillips Chemical, 5.375% due 6/15/2007	Baa1/BBB+	78,514
500,000	Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	564,423
1,400,000	Chevrontexaco Capital Co., 3.50% due 9/17/2007	Aa2/AA	1,413,079
350,000	Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	373,553
200,000	E.I. du Pont de Nemours & Co., 8.25% due 9/15/2006	Aa3/AA-	219,671
1,000,000	E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	Aa3/AA-	1,015,428
325,000	E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	Aa3/AA-	315,418
200,000	Hoechst Celanese Corp., 7.125% due 3/15/2009	B1/A+	212,762
75,000	Lafarge Corp., 6.375% due 7/15/2005	Baa1/BBB	76,998
635,000	Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BB+	663,555
2,000,000	Minnesota Mining & Manufacturing Co., 4.15% due 6/30/2005	Aa1/AA	2,037,740

			6,971,141

MEDIA
750,000	AOL Time Warner Inc., 6.75% due 4/15/2011	Baa1/BBB+	832,048
80,000	E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	86,255
300,000	New York Times Co., 4.625% due 6/25/2007	A1/A+	311,395
255,000	Scholastic Corp., 5.75% due 1/15/2007	Baa2/BBB-	267,227
2,900,000	Thomson Corp., 4.25% due 8/15/2009	A3/A-	2,923,963
200,000	Time Warner Inc., 8.05% due 1/15/2016	Baa1/BBB+	236,679
125,000	Tribune Co., 6.875% due 11/1/2006	A3/NR	134,355

			4,791,922

Certified Annual Report   29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
PHARMACEUTICALS & BIOTECHNOLOGY
$1,000,000	Abbott Labs, 6.40% due 12/1/2006	A1/AA	$1,071,697
500,000	Abbott Labs, 3.75% due 3/15/2011	A1/AA	488,187
500,000	Bristol Myers Squibb Co., 4.75% due 10/1/2006	A1/A+	516,668
1,850,000	Eli Lilly & Co., 5.50% due 7/15/2006	Aa3/AA	1,934,282
2,000,000	Pharmacia Corp., 5.75% due 12/1/2005	A1/AAA	2,069,102
5,450,000	Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate, 4.84% due 2/1/2014	Baa1/A	5,325,358

			11,405,294

RETAILING
500,000	Costco Wholesale Corp., 5.50% due 3/15/2007	A2/A	526,511
100,000	Dayton Hudson Corp., 9.625% due 2/1/2008	A2/A+	118,050
150,000	Dillard’s Inc., 7.375% due 6/1/2006	B2/BB	157,875
1,000,000	Target Corp., 3.375% due 3/1/2008	A2/A+	996,366
3,735,000	Wal Mart Stores Inc., 4.125% due 2/15/2011	Aa2/AA	3,740,491
900,000	Wal-Mart Stores Inc., 6.875% due 8/10/2009	Aa2/AA	1,020,698
449,707	Wal-Mart Stores Inc., 8.57% due 1/2/2010	Aa2/AA	500,443
186,121	Wal-Mart Stores Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007	Aa2/AA	200,662

			7,261,096

SOFTWARE & SERVICES
250,000	Electronic Data Systems Corp., 6.85% due 10/15/2004	Ba1/BBB-	250,214
2,500,000	Electronic Data Systems Corp., 7.125% due 10/15/2009	Ba1/BBB-	2,685,350
1,000,000	Electronic Data Systems Corp., 6.50% due 8/1/2013	Ba1/BBB-	1,008,622
800,000	Reynolds & Reynolds Co., 7.00% due 12/15/2006	Baa2/BBB	844,670

			4,788,856

TECHNOLOGY — HARDWARE & EQUIPMENT
158,000	Computer Sciences Corp., 7.50% due 8/8/2005	A3/A	163,843
350,000	Computer Sciences Corp., 6.75% due 6/15/2006	A3/A	371,672
2,000,000	Computer Sciences Corp., 3.50% due 4/15/2008	A3/A	1,994,040
300,000	Computer Sciences Corp., 6.25% due 3/15/2009	A3/A	326,336
1,317,000	Computer Sciences Corp., 7.375% due 6/15/2011	A3/A	1,526,481
110,000	First Data Corp., 6.375% due 12/15/2007	A1/A+	120,082
900,000	First Data Corp., 5.625% due 11/1/2011	A1/A+	962,437
500,000	International Business Machines, 4.875% due 10/1/2006	A1/A+	519,044
2,825,000	International Business Machines, 2.375% due 11/1/2006	A1/A+	2,800,807
1,000,000	International Business Machines, 4.25% due 9/15/2009	A1/A+	1,022,809
500,000	Jabil Circuit Inc., 5.875% due 7/15/2010	Baa3/BB+	523,068
1,200,000	Oracle Corp., 6.91% due 2/15/2007	A3/A-	1,293,505

			11,624,124

TELECOMMUNICATION SERVICES
900,000	Cingular Wireless, 5.625% due 12/15/2006	A3/A+	941,718
1,500,000	GTE Hawaiian Telephone Inc., 7.375% due 9/1/2006	Aaa/AAA	1,604,056
50,000	TCI Communications Inc., 8.00% due 8/1/2005	Baa3/BBB	52,774
1,500,000	Verizon Wireless Capital LLC, 5.375% due 12/15/2006	A3/A+	1,570,125

			4,168,673

30   Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
TRANSPORTATION
$206,520	Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018	Baa3/A-	$198,845
225,000	CSX Corp., 7.45% due 5/1/2007	Baa2/BBB	246,267
311,928	Delta Air Lines Inc. EETC Series 2001-1 Class-A, 6.619% due 3/18/2011	Ba1/BBB-	283,728
128,091	Northwest Airlines 1999-2 Class-A, 7.575% due 3/1/2019	Baa2/A-	127,541
392,732	Southwest Airlines Co., 5.10% due 5/1/2006	Aa2/AA+	401,547
1,012,000	Southwest Airlines Co., 7.875% due 9/1/2007	Baa1/A	1,128,561

			2,386,489

UTILITIES
175,000	Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	193,680
1,245,000	Duke Capital Corp. Senior Note, 7.25% due 10/1/2004	Baa3/BBB-	1,245,000
925,000	Gulf Power Co., 4.35% due 7/15/2013	A2/A	900,642
950,000	Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	1,018,118
900,000	Minnesota Power & Light Co., 7.00% due 2/15/2007	Baa1/A	971,630
2,825,000	Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,906,563
250,000	Pacificorp, 6.75% due 4/1/2005	A3/A-	254,948
210,000	Pennsylvania Power & Light Co., 6.55% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	220,737
245,000	PSI Energy Inc., 6.65% due 6/15/2006	A3/A-	259,552
500,000	PSI Energy Inc., 7.85% due 10/15/2007	Baa1/BBB	561,948
1,000,000	Public Service Co. Colorado, 4.875% due 3/1/2013	A3/A-	1,017,624
275,000	Public Service Electric & Gas Co., 6.75% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	290,204
225,000	Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	227,277
3,470,000	Texas Municipal Gas Corp., 2.60% due 7/1/2007	Aaa/AAA	3,462,782
350,000	Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	373,015
1,150,000	Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa2/AA-	1,275,095

			15,178,815

MISCELLANEOUS
500,000	Stanford University, 5.85% due 3/15/2009	Aaa/NA	538,556

YANKEE
435,000	Kreditanstalt Fur Wiederaufbau, 3.25% due 7/16/2007	Aaa/AAA	436,668
2,475,000	Kreditanstalt Fur Wiederaufbau, 3.25% due 3/30/2009	Aaa/AAA	2,452,549
715,000	National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	826,265
500,000	Nova Scotia Province Canada, 5.75% due 2/27/2012	A2/A	546,178
335,000	Ontario Province Canada, 3.282% due 3/28/2008	Aa2/AA	333,700
5,000,000	Ontario Province Canada, 3.125% due 5/2/2008	Aa2/AA	4,941,555

			9,536,915

	Total Corporate Bonds (Cost $237,402,928)		242,908,878

TAXABLE MUNICIPAL BONDS - 17.60%
2,215,000	Allentown Pennsylvania Taxable Refunding, 4.21% due 10/1/2012	Aaa/AAA	2,160,600
4,250,000	American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	4,849,505
150,000	American Fork City Utah Sales, 2.40% due 3/1/2005 (Insured: FSA)	Aaa/AAA	150,099
300,000	American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	305,727
120,000	American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	122,970
148,000	Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	156,382

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$300,000	Arkansas State Taxable Water Waste Disposal Series A, 5.50% due 7/1/2005	Aa2/AA	$306,993
1,000,000	Ashaubenon Wisconsin, 3.00% due 6/1/2008	Aa2/NR	977,100
860,000	Baton Rouge Louisiana Taxable Series B, 2.60% due 1/15/2005 (Insured: AMBAC)	Aaa/AAA	861,350
900,000	Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	967,320
150,000	Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	167,280
370,000	Burbank California Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)	Aaa/AAA	387,160
310,000	Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	329,434
200,000	Chicago Illinois Taxable Neighborhoods Alive Series B, 5.20% due 9/1/2006 (Insured: FGIC)	Aaa/AAA	208,596
2,125,000	Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/NR	2,128,846
1,025,000	Connecticut State Development Authority, 8.55% due 8/15/2005	NR/A+	1,050,246
1,870,000	Connecticut State Housing Finance Authority, 3.10% due 6/15/2032 put 12/1/2005 (Insured: AMBAC)	Aaa/AAA	1,873,366
600,000	Cook County Illinois Community College District 508, 6.90% due 5/1/2010 (Insured: AMBAC)	Aaa/AAA	644,772
250,000	Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	254,200
150,000	Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	153,009
900,000	Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	999,513
240,000	Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011	NR/NR	233,928
245,000	Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011	NR/NR	237,777
515,000	Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012	NR/NR	499,947
540,000	Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013	NR/NR	520,220
6,000,000	Gilliam County Oregon Solid Waste, 2.50% due 7/1/2029 put 5/1/2005 (Waste Management Project)	NR/BBB	5,991,960
365,000	Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	374,048
305,000	Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	309,346
245,000	Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	248,722
315,000	Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	319,038
1,385,000	Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013	NR/AAA	1,371,524
15,000	Illinois Housing Development Authority Taxable Multi Family Program, 7.85% due 3/1/2005	A1/A+	15,313
450,000	Indiana Bond Bank Taxable School Severance, 2.74% due 1/15/2005 (Insured: FGIC)	Aaa/AAA	450,891
500,000	Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	523,175
200,000	Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.00% due 1/1/2006 (Insured: FSA)	Aaa/NR	200,950
300,000	Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.625% due 1/1/2007 (Insured: FSA)	Aaa/NR	303,783
575,000	Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	571,550
365,000	Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	388,360
405,000	King County Washington General Obligation, 7.55% due 12/1/2005	Aa1/AA+	428,142
2,775,000	Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010	Aaa/AAA	2,830,389
365,000	Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech. Development Center Project)	NR/NR	390,689
240,000	McKeesport Pennsylvania Taxable Series B, 6.60% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	252,984
140,000	Mississippi State Taxable Business Series V, 7.125% due 9/1/2006	NR/AA	150,741
100,000	Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	102,284
650,000	Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A2/NR	657,963
4,000,000	Muskegon County Michigan Taxable Notes, 3.00% due 6/1/2005	MIG1/NR	4,015,840
420,000	New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (escrowed to maturity)	NR/NR	517,944
150,000	New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	171,599
150,000	New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014	Aa3/A+	160,988
3,500,000	New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,797,290
585,000	New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	592,734
1,000,000	New York State Thruway Authority Service Contract, 2.59% due 3/15/2006	A3/AA-	996,210
1,400,000	New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AA	1,434,594
845,000	Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	857,675
1,225,000	Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,244,980
360,000	Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	363,308
1,000,000	North Carolina Municipal Power Agency Taxable Series B, 3.26% due 1/1/2005	Baa1/BBB+	1,000,950
1,600,000	Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,746,096

32   Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2004

Principal		Credit Rating†
Amount	Issuer-Description	Moody’s/S&P	Value
$835,000	Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	$846,289
205,000	Oregon State Department Administrative Lottery Revenue Taxable B, 4.90% due 4/1/2005 (Insured: FSA)	Aaa/AAA	207,661
250,000	Passaic County New Jersey Multi Modal Taxable Refunding Series B, 6.23% due 9/1/2005 (Insured: FSA)	Aaa/AAA	258,650
245,000	Pima County Arizona Industrial Development Authority Series E, 9.05% due 7/1/2008	Baa3/NR	271,903
340,000	Providence Rhode Island, 5.59% due 1/15/2008	Aaa/AAA	363,314
775,000	Sam Rayburn Texas Municipal Power Agency, 5.05% due 10/1/2004	Baa2/BBB-	775,046
1,000,000	Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	996,560
2,005,000	Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	A1/AA-	2,212,838
400,000	South Dakota State Building Authority Revenue, 7.00% due 9/1/2005 (escrowed to maturity)	Aaa/AAA	416,248
1,155,000	St. Louis Missouri Municipal Finance Corp. Firemans Retirement System, 6.35% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	1,190,932
500,000	Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa2/AA	537,975
400,000	Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007	Aa2/AA	397,472
245,000	Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	267,780
1,000,000	University Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,110,310
90,000	University of New Mexico Revenue, 3.90% due 6/1/2010 (Insured:AMBAC)	Aaa/AAA	89,292
250,000	University of New Mexico Revenue, 4.15% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	247,875
180,000	University of New Mexico Revenue, 4.375% due 6/1/2012 (Insured: AMBAC)	Aaa/AAA	178,510
270,000	University of New Mexico Revenue, 4.50% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	267,367
1,000,000	Victor New York Taxable-Tax Increment, 9.20% due 5/1/2014	NR/NR	1,059,250
505,000	Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	559,520
285,000	Washington Pennsylvania, 4.30% due 9/1/2005 (Insured: FGIC)	Aaa/AAA	289,628
245,000	Waterloo Iowa Sewer Revenue Refunding Taxable Series B, 3.00% due 5/1/2005	Aaa/NR	245,862
1,500,000	West Valley City Utah Municipal Building Lease Refunding Taxable, 7.67% due 5/1/2006	Aa2/NR	1,602,345
200,000	Wisconsin State General Revenue, 4.80% due 5/1/2013	Aaa/AAA	203,656

	Total Taxable Municipal Bonds (Cost $66,678,022)		67,924,683

FOREIGN SECURITIES - 0.70%
2,000,000	Federal Republic of Germany, 5.00% due 8/19/2005 (EURO)	Aaa/AAA	2,540,745

	Total Foreign Securities (Cost $1,879,165)		2,540,745

SHORT TERM - 5.10%
7,000,000	Lasalle Bank Corp., 1.72% due 10/8/2004	A1+/P1	6,997,659
5,000,000	UBS Finance, 1.80% due 10/1/2004	PRIM1/A-1+	5,000,000
7,500,000	UBS Finance, 1.70% due 10/4/2004	PRIM1/A-1+	7,498,937

	Total Short Term (Cost $19,496,602)		19,496,596

	TOTAL INVESTMENTS (100%) (Cost $377,883,579)		$386,039,073

*	Principal amount in U.S. Dollars unless otherwise indicated, value is in U.S. Dollar.
†	Credit ratings are unaudited.
(a)	Security valuation determined using a fair value method. See notes to financial statements.

CREDIT RATING†

Certified Annual Report   33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  Thornburg Limited Term Income Funds

To the Trustees and Class I Shareholders
of Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

34  Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	September 30, 2004

As a shareholder of the Fund, you incur ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/01/04	9/30/04	4/1/04–9/30/04
U.S. Government Fund
Class I Shares
Actual	$1,000	$995.30	$3.32
Hypothetical*	$1,000	$1,021.68	$3.36

Income Fund
Class I Shares
Actual	$1,000	$999.00	$3.34
Hypothetical*	$1,000	$1,021.66	$3.38

†Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for Class I shares of 0.66% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

†Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for Class I shares of 0.67% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report  35

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Limited Term U.S. Government Fund Class I Total Returns, versus
Lehman Brothers Intermediate Government Bond Index and Consumer Price Index
(July 30, 1996 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended September 30, 2004

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
I Shares (Incep: 7/5/96)	1.37%	6.43%	N/A	6.26%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
I Shares (Incep: 7/5/96)	2.53%	2.43%	$13.01	$13.01

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for I shares.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

Shares are not guaranteed by the U.S. Government.

36  Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Limited Term Income Fund Class I Total Returns versus
Lehman Brothers Intermediate Government/Credit Index and Consumer Price Index
(July 30, 1996 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended September 30, 2004

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
I Shares (Incep: 7/5/96)	2.29%	6.81%	N/A	6.62%

FUND ATTRIBUTES
as of September 30, 2004

	Annualized	SEC		Maximum
	Dist. Rate (NAV)	Yield	NAV	Offering Price
I Shares (Incep: 7/5/96)	3.86%	3.04%	$12.80	$12.80

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for I shares.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of up to ten years.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report 37

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997 (5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly,Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

38 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc.,Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999,Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999,Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report 39

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

40 Certified Annual Report

OTHER INFORMATION (UNAUDITED)
Thornburg Limited Term Income Funds	September 30, 2004

PORTFOLIO PROXY VOTING

The Trust has delegated to Thornburg Investment Management,Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31,2004,information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund are two of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	–	–
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	–	–
Thornburg Value Fund	64,672,758.966	447,696.934	–	–
Thornburg International Value Fund	59,954,867.369	1,241,990.622	–	–
Thornburg Core Growth Fund	6,135,097.039	21,483.205	–	–
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	–	–
Total:	345,469,631.406	3,282,138.627	–	–

Certified Annual Report   41

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	–	–
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	–	–
Thornburg Value Fund	64,673,309.598	447,696.934	–	–
Thornburg International Value Fund	60,746,833.041	450,024.950	–	–
Thornburg Core Growth Fund	6,132,382.888	24,197.356	–	–
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	–	–
Total:	346,235,149.064	2,517,171.301	–	–
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	–	–
Thornburg Value Fund	64,693,947.421	446,508.479	–	–
Thornburg International Value Fund	60,752,533.146	444,324.845	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	–	–
Total:	346,310,480.812	2,461,288.921	–	–
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	–	–
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	–	–
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	–	–
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	–	–
Thornburg Value Fund	64,599,511.493	520,944.407	–	–
Thornburg International Value Fund	60,724,718.843	472,139.148	–	–
Thornburg Core Growth Fund	6,134,780.624	21,799.620	–	–
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	–	–
Total:	346,159,119.642	2,592,650.361	–	–
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	–	–
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	–	–

42   Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Value Fund	64,679,778.577	440,677.323	–	–
Thornburg International Value Fund	60,742,583.265	454,274.726	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	–	–
Total:	346,285,090.525	2,466,679.208	–	–
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	–	–
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	–	–
Thornburg Value Fund	64,681,039.437	439,416.463	–	–
Thornburg International Value Fund	60,010,455.736	1,186,402.255	–	–
Thornburg Core Growth Fund	6,131,956.015	24,624.229	–	–
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	–	–
Total:	345,556,209.517	3,195,560.216	–	–
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	–	–
Thornburg Value Fund	64,674,135.776	446,320.124	–	–
Thornburg International Value Fund	60,684,276.889	512,581.102	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	–	–
Total:	346,178,126.548	2,573,643.185	–	–
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	–	–
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	–	–
Thornburg Value Fund	64,683,895.944	436,559.906	–	–
Thornburg International Value Fund	60,726,245.097	470,612.894	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	–	–
Total:	346,278,127.848	2,497,641.885	–	–

Certified Annual Report   43

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Limited Term Income Funds	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	–
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	–
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	–
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	–
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	–
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	–
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	–
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	–
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	–
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	–
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	–
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	–
Totals	344,763,402.818	1,523,862.247	2,464,365.668	–

44   Certified Annual Report

Thornburg Value Fund
 September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report   9

Letter to Shareholders

William V. Fries, CFA
 Portfolio Manager

October 26, 2004

Dear Fellow Shareholder:

The Thornburg Value Fund total return for the fiscal year ended September 30 was positive. Although a positive return is always good, it was a challenging year.

Reflecting on performance over the year, it is no surprise that with oil prices having risen dramatically, integrated oil companies such as Amerada Hess Corp. would be among prominent gainers during the year. Interestingly, at this time last year, oil was among the few industry sectors expected to have lower earnings in 2004 than in 2003. This highlights just how much of a surprise the rise in oil prices has been. Other areas of strength were health care and telecommunication services. In health care we continue to be mostly invested in the service segment of the industry where stocks such as Caremark Rx Inc. have contributed positively to performance. In telecom services most of the performance came in the second half of the year from stocks such as Alltel Corp. and NII Holdings Inc.

As outlined in the Fund’s investment prospectus, our portfolio is much more focused than the S&P 500 Index stock benchmark and many other competitive funds, as holdings currently number 46. The philosophy here is that though the portfolio will be diversified, a concentrated portfolio can more directly reflect the results of effective fundamental research and stock selection. Relative to the benchmark S&P 500 Index, our Fund’s performance from April to August was particularly disappointing. Investor fears of a delayed profit recovery pressured our economically and market sensitive holdings. Internet related issues such as online retailer IAC/InterActiveCorp and advertiser DoubleClick, were also poor performers. Business execution at these companies was disappointing and we sold them. For the full year, technology holding results were mixed. Samsung Electronics Co. Inc. was among the Fund’s best full-year performers while others such as Seagate Technology were among our worst performing stocks.

During the year, corporate bonds were a small portion of the portfolio, consisting of the bonds of two issuers: Level 3 Communications and Delta Airlines. Poor performance of the Delta bonds reflected an unanticipated rise in fuel prices which undermined our confidence in cash flow adequacy. Offsetting operating cost savings have not been forthcoming, so the bonds have been sold.

One of our largest holdings, Federal National Mortgage Association (Fannie Mae), has been in the news persistently. Its government overseer has recently issued a report damaging to the reputation of management, alleging inadequate documentation discipline with regard to derivative hedges. By agreement with its regulator, Fannie Mae will be rebuilding capital for several quarters, a process that will likely constrain growth below prior expectations. The stock’s valuation appears to fully reflect the current controversy. Nonetheless, the position has been reduced.

10   Certified Annual Report

As we start the new fiscal year, a litany of issues is foremost in investor awareness. Iraq, oil prices, interest rates, the dollar, the trade imbalance and budget deficit, and economic growth will likely remain the general issues of the day for investors. Favorable developments with regard to any of these issues (most are linked) would likely be good for the economy and stocks. A portfolio of equities such as the Thornburg Value Fund, with comprehensive diversification including Basic Value, Consistent Earner and Emerging Franchise stocks (see prospectus for descriptions) should participate. Additions to the portfolio are made on the basis of individual stock attributes. Recent additions have included positions in the very large capitalization market segment. Please review the holdings by industry on the following pages. Our web site at www.thornburg.com/funds has descriptions of companies held as well as other commentary you may find useful in tracking your investment with us. Thank you very much for your continued confidence and trust.

Sincerely,

William V. Fries, CFA
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report   11

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Value Fund	September 30, 2004

ASSETS
Investments at value (cost $1,913,720,531)	$2,033,796,076
Cash	155,757
Receivable for securities sold	13,351,794
Receivable for fund shares sold	3,500,160
Dividends receivable	2,736,133
Interest receivable	1,489,000
Prepaid expenses and other assets	96,141

Total Assets	2,055,125,061

LIABILITIES
Payable for securities purchased	7,040,135
Payable for fund shares redeemed	5,320,870
Payable to investment advisor and other affiliates (Note 3)	2,170,706
Accounts payable and accrued expenses	499,086
Dividends payable	754,317

Total Liabilities	15,785,114

NET ASSETS	$2,039,339,947

NET ASSETS CONSIST OF:
Undistributed (Distribution in excess of) net investment income	$125,227
Net unrealized appreciation (depreciation) on investments	120,072,559
Accumulated net realized gain (loss)	(273,615,480)
Net capital paid in on shares of beneficial interest	2,192,757,641

$2,039,339,947

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,086,448,235 applicable to 38,647,412 shares of beneficial interest outstanding — Note 4)	$28.11
Maximum sales charge, 4.50% of offering price	1.32

Maximum Offering Price Per Share	$29.43

Class B Shares:
Net asset value and offering price per share* ($93,507,617 applicable to 3,446,129 shares of beneficial interest outstanding — Note 4)	$27.13

Class C Shares:
Net asset value and offering price per share* ($475,295,914 applicable to 17,347,825 shares of beneficial interest outstanding — Note 4)	$27.40

12   Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Value Fund	September 30, 2004

Class I Shares:
Net asset value, offering and redemption price per share ($378,334,159 applicable to 13,277,799 shares of beneficial interest outstanding — Note 4)	$28.49

Class R-1 Shares:
Net asset value, offering and redemption price per share ($5,754,022 applicable to 205,091 shares of beneficial interest outstanding — Note 4)	$28.06

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Certified Annual Report   13

STATEMENT OF OPERATIONS
Thornburg Value Fund	Year Ended September 30, 2004

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $660,538)	$30,767,136
Interest income	11,512,138
Other income	293

Total Income	42,279,567

EXPENSES
Investment advisory fees (Note 3)	16,296,068
Administration fees (Note 3)
Class A Shares	1,393,828
Class B Shares	122,721
Class C Shares	621,397
Class I Shares	166,548
Class R-1 Shares	3,151
Distribution and service fees (Note 3)
Class A Shares	2,811,132
Class B Shares	995,639
Class C Shares	5,012,986
Class R-1 Shares	12,863
Transfer agent fees
Class A Shares	1,445,600
Class B Shares	177,055
Class C Shares	724,670
Class I Shares	216,550
Class R-1 Shares	4,134
Registration and filing fees
Class A Shares	25,054
Class B Shares	14,070
Class C Shares	14,892
Class I Shares	22,587
Class R-1 Shares	13,546
Custodian fees (Note 3)	562,681
Professional fees	119,750
Accounting fees	154,350
Trustee fees	51,605
Other expenses	528,370

Total Expenses	31,511,247
Less:
Expenses reimbursed by investment advisor (Note 3)	(82,857)
Fees paid indirectly (Note 3)	(9,661)

Net Expenses	31,418,729

Net Investment Income	$10,860,838

14   Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED
Thornburg Value Fund	Year Ended September 30, 2004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$144,022,898
Foreign currency transactions	(50,368)

143,972,530

Net change in unrealized appreciation on:
Investments	(29,882,458)
Foreign currency translation	(28,766)

(29,911,224)

Net Realized and Unrealized Gain (Loss)	114,061,306

Net Increase (Decrease) in Net Assets Resulting From Operations	$124,922,144

See notes to financial statements.

Certified Annual Report   15

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg Value Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain (loss)	$10,860,838	$7,313,471
Net realized gain (loss) on investments and foreign currency transactions	143,972,530	(71,469,466)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(29,911,224)	418,721,057

Net Increase (Decrease) in Net Assets Resulting from Operations	124,922,144	354,565,062
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,240,069)	(608,906)
Class B Shares	(165,223)	0
Class C Shares	(881,785)	0
Class I Shares	(3,723,901)	(313,321)
Class R-1 Shares	(41,476)	0
From return of capital
Class A Shares	0	(841,616)
Class I Shares	0	(433,066)
FUND SHARE TRANSACTIONS — (NOTE 4)
Class A Shares	28,336,374	(9,595,663)
Class B Shares	(1,996,877)	1,176,900
Class C Shares	6,280,617	(15,910,000)
Class I Shares	102,430,454	1,829,284
Class R-1 Shares	5,988,945	75

Net Increase (Decrease) in Net Assets	253,909,203	329,868,749
NET ASSETS:
Beginning of year	1,785,430,744	1,455,561,995

End of year	$2,039,339,947	$1,785,430,744

See notes to financial statements.

16   Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Value Fund	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I) and Retirement Class (Class R-1) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R-1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the

Certified Annual Report   17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	September 30, 2004

Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $13,500 for Class B shares, $38,000 for Class C shares, $9,097 for class I shares and $22,260 for Class R-1 shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2004, the Distributor has advised the Fund that it earned net commissions aggregating $176,351 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $40,677 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed ..25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R-1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R-1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class B, Class C, and Class R-1 shares. Total fees incurred by the distributor for each class of shares of the Fund under its respective service and distribution plans for the year ended September 30, 2004 are set forth in the Statement of Operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the year ended September 30, 2004, the fees paid indirectly were $9,661.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

18   Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	September 30, 2004

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2004 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	11,405,873	$327,555,712	10,779,879	$260,163,852
Shares issued to shareholders in reinvestment of dividends	228,437	6,559,600	51,321	1,323,066
Shares repurchased **	(10,795,871)	(305,778,938)	(12,057,032)	(271,082,581)

Net Increase (Decrease)	838,439	$28,336,374	(1,225,832)	$(9,595,663)

**	Effective October 1, 2003, the Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2004, $63,006 was netted in the amount reported for shares repurchased.

Class B Shares
Shares sold	380,476	$10,548,934	513,612	$11,953,625
Shares issued to shareholders in reinvestment of dividends	5,415	146,992	—	—
Shares repurchased	(460,576)	(12,692,803)	(487,795)	(10,776,725)

Net Increase (Decrease)	(74,685)	$(1,996,877)	25,817	$1,176,900

Class C Shares
Shares sold	3,239,399	$90,745,058	2,810,602	$66,343,222
Shares issued to shareholders in reinvestment of dividends	27,090	746,516	—	—
Shares repurchased	(3,079,437)	(85,210,957)	(3,690,038)	(82,253,222)

Net Increase (Decrease)	187,052	$6,280,617	(879,436)	$(15,910,000)

Class I Shares
Shares sold	5,766,851	$167,750,890	3,982,384	$94,533,465
Shares issued to shareholders in reinvestment of dividends	106,031	3,088,228	23,269	607,316
Shares repurchased **	(2,376,801)	(68,408,664)	(4,135,473)	(93,311,497)

Net Increase (Decrease)	3,496,081	$102,430,454	(129,820)	$1,829,284

**	Effective October 1, 2003, the Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2004, $12,511 was netted in the amount reported for shares repurchased.

Class R-1 Shares
Shares sold	218,435	$6,370,169	3	$75
Shares issued to shareholders in reinvestment of dividends	1,357	38,681	—	—
Shares repurchased	(14,704)	(419,905)	—	—

Net Increase (Decrease)	205,088	$5,988,945	3	$75

Certified Annual Report   19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	September 30, 2004

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2004 the Fund had purchase and sale transactions of investment securities excluding short-term securities of $1,505,368,593 and $1,369,438,815, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,913,720,531

Gross unrealized appreciation on a tax basis	$236,894,595
Gross unrealized depreciation on a tax basis	(116,819,050)

Net unrealized appreciation (depreciation) on investments (tax basis)	$120,075,545

Distributable earnings – ordinary income	$125,227

At September 30, 2004, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$98,702,605
2011	174,912,875

$273,615,480

The Fund utilized $101,167,307 of its capital loss carry forward during the year ended September 30, 2004.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment loss by $1,586,572, increased accumulated net realized investment loss by $623,405, and decreased net capital paid in on shares of beneficial interest by $963,167. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from investments in REIT’s, partnerships, and currency losses.

The tax character of distributions paid during the years ended September 30, 2004, and September 30, 2003, was as follows:

	2004	2003
Distributions from:
Ordinary income	$12,052,454	$922,227
Return of capital	—	1,274,682

Total Distribution	$12,052,454	$2,196,909

20   Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$26.29	$20.73	$26.04	$32.98	$26.20

Income from investment operations:
Net investment income (loss)	0.20	0.15	— (c)	0.02	0.74
Net realized and unrealized gain (loss) on investments	1.81	5.45	(5.31)	(6.38)	7.29

Total from investment operations	2.01	5.60	(5.31)	(6.36)	8.03

Less dividends from:
Net investment income	(0.19)	(0.02)	—	(0.25)	(0.86)
Net realized gains	—	—	—	(0.25)	(0.39)
Return of capital	—	(0.02)	—	(0.08)	—

Total dividends	(0.19)	(0.04)	—	(0.58)	(1.25)

Change in net asset value	1.82	5.56	(5.31)	(6.94)	6.78
NET ASSET VALUE, end of year	$28.11	$26.29	$20.73	$26.04	$32.98

RATIOS/SUPPLEMENTAL DATA
Total return (a)	7.61%	27.02%	(20.39)%	(19.59)%	30.68%
Ratios to average net assets:
Net investment income (loss)	0.69%	0.66%	— (b)	0.07%	2.31%
Expenses, after expense reductions	1.37%	1.43%	1.40%	1.37%	1.38%
Expenses, after expense reductions and net of custody credits	1.37%	1.43%	1.40%	—	—
Expenses, before expense reductions	1.37%	1.43%	1.40%	1.38%	1.38%
Portfolio turnover rate	68.74%	82.89%	76.37%	71.81%	72.35%
Net assets at end of year (000)	$1,086,448	$994,043	$809,229	$1,078,582	$873,433

(a) Sales loads are not reflected in computing total return.

(b) The ratio of net investment loss to average net assets is less than 0.01%.

(c) Net investment loss per share is less than 0.01.

+ Based on weighted average shares outstanding.

Certified Annual Report   21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,				Period Ended
					September 30,
	2004	2003	2002	2001	2000 (a)
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$25.47	$20.22	$25.61	$32.63	$33.22

Income from investment operations:
Net investment income (loss)	(0.03)	(0.05)	(0.22)	(0.24)	—
Net realized and unrealized gain (loss) on investments	1.74	5.30	(5.17)	(6.31)	0.09

Total from investment operations	1.71	5.25	(5.39)	(6.55)	0.09

Less dividends from:
Net investment income	(0.05)	—	—	(0.19)	(0.68)
Net realized gains	—	—	—	(0.25)	—
Return of capital	—	—	—	(0.03)	—

Total dividends	(0.05)	—	—	(0.47)	(0.68)

Change in net asset value	1.66	5.25	(5.39)	(7.02)	(0.59)
NET ASSET VALUE, end of period	$27.13	$25.47	$20.22	$25.61	$32.63

RATIOS/SUPPLEMENTAL DATA
Total return (c)	6.71%	25.96%	(21.05)%	(20.35)%	0.25%
Ratios to average net assets:
Net investment income (loss)	(0.12)%	(0.22)%	(0.85)%	(0.83)%	0.02% (b)
Expenses, after expense reductions	2.18%	2.31%	2.25%	2.27%	2.38% (b)
Expenses, after expense reductions and net of custody credits	2.18%	2.31%	2.25%	—	—
Expenses, before expense reductions	2.20%	2.32%	2.25%	2.30%	2.43% (b)
Portfolio turnover rate	68.74%	82.89%	76.37%	71.81%	72.35%
Net assets at end of period (000)	$93,508	$89,661	$70,682	$68,740	$17,945

(a) Effective date of Class B Shares was April 3, 2000.

(b) Annualized.

(c) Total return is not annualized for periods less than one year.

+ Based on weighted average shares outstanding

22   Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$25.70	$20.40	$25.82	$32.80	$26.08

Income from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.20)	(0.22)	0.49
Net realized and unrealized gain (loss) on investments	1.77	5.34	(5.22)	(6.34)	7.23

Total from investment operations	1.75	5.30	(5.42)	(6.56)	7.72

Less dividends from:
Net investment income	(0.05)	—	—	(0.16)	(0.61)
Net realized gains	—	—	—	(0.25)	(0.39)
Return of capital	—	—	—	(0.01)	—

Total dividends	(0.05)	—	—	(0.42)	(1.00)

Change in net asset value	1.70	5.30	(5.42)	(6.98)	6.72
NET ASSET VALUE, end of year	$27.40	$25.70	$20.40	$25.82	$32.80

RATIOS/SUPPLEMENTAL DATA
Total return	6.81%	25.98%	(20.99)%	(20.24)%	29.90%
Ratios to average net assets:
Net investment income (loss)	(0.07)%	(0.16)%	(0.77)%	(0.74)%	1.53%
Expenses, after expense reductions	2.14%	2.25%	2.17%	2.18%	2.16%
Expenses, after expense reductions and net of custody credits	2.14%	2.25%	2.17%	—	—
Expenses, before expense reductions	2.15%	2.25%	2.17%	2.19%	2.17%
Portfolio turnover rate	68.74%	82.89%	76.37%	71.81%	72.35%
Net assets at end of year (000)	$475,296	$441,103	$368,038	$437,199	$361,447

+ Based on weighted average shares outstanding.

Certified Annual Report   23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$26.64	$20.95	$26.18	$33.09	$26.26

Income from investment operations:
Net investment income	0.31	0.26	0.11	0.14	0.91
Net realized and unrealized gain (loss) on investments	1.84	5.51	(5.34)	(6.42)	7.25

Total from investment operations	2.15	5.77	(5.23)	(6.28)	8.16

Less dividends from:
Net investment income	(0.30)	(0.03)	—	(0.28)	(0.94)
Net realized gains	—	—	—	(0.25)	(0.39)
Return of capital	—	(0.05)	—	(0.10)	—

Total dividends	(0.30)	(0.08)	—	(0.63)	(1.33)

Change in net asset value	1.85	5.69	(5.23)	(6.91)	6.83
NET ASSET VALUE, end of year	$28.49	$26.64	$20.95	$26.18	$33.09

RATIOS/SUPPLEMENTAL DATA
Total return	8.04%	27.55%	(19.98)%	(19.29)%	31.44%
Ratios to average net assets:
Net investment income	1.07%	1.10%	0.42%	0.45%	2.82%
Expenses, after expense reductions	0.99%	0.99%	0.98%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.98%	—	—
Expenses, before expense reductions	0.99%	1.03%	0.99%	1.01%	1.00%
Portfolio turnover rate	68.74%	82.89%	76.37%	71.81%	72.35%
Net assets at end of year (000)	$378,334	$260,624	$207,613	$293,784	$242,974

+ Based on weighted average shares outstanding.

24   Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended	Period Ended
	September 30,	September 30,
	2004	2003(c)
Class R-1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$26.27	$25.83

Income from investment operations:
Net investment income	0.17	0.03
Net realized and unrealized gain (loss) on investments	1.85	0.41

Total from investment operations	2.02	0.44
Less dividends from:
Net investment income	(0.23)	—

Change in net asset value	1.79	0.44
NET ASSET VALUE, end of period	$28.06	$26.27

RATIOS/SUPPLEMENTAL DATA
Total return (a)	7.68%	1.70%
Ratios to average net assets:
Net investment income	0.61%	0.48%	(b)
Expenses, after expense reductions	1.34%	1.45%	(b)
Expenses, after expense reductions and net of custody credits	1.34%	1.45%	(b)
Expenses,before expense reductions	2.22%	44,445.63%	(b)*
Portfolio turnover rate	68.74%	82.89%
Net assets at end of period (000)	$5,754	$0	(d)

(a) Total return is not annualized for periods less than one year.

(b) Annualized.

(c) Effective date of Class R-1 Shares was July 1, 2003.

(d) Net assets at end of year were less than $1,000.

* Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+ Based on weighted average shares outstanding.

Certified Annual Report   25

SCHEDULE OF INVESTMENTS
Thornburg Value Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-731, CLASS B — 885-215-590, CLASS C — 885-215-715, CLASS I — 885-215-632,
CLASS R-1 — 885-215-533
NASDAQ SYMBOLS: CLASS A — TVAFX, CLASS B — TVBFX, CLASS C — TVCFX, CLASS I — TVIFX,
CLASS R-1 — TVRFX

	Shares/
	Principal Amount	Value
COMMON STOCKS - 96.70%
BANKS (8.80%)
Bank of America Corp.	940,200	$40,738,866
Lloyds TSB Group plc	5,446,500	42,530,914
The Bank of New York Co. Inc.	2,176,600	63,491,422
Wells Fargo & Co.	553,800	33,023,094
CAPITAL GOODS (3.20%)
General Electric Co.	1,916,100	64,342,638
COMMERCIAL SERVICES & SUPPLIES (1.10%)
FTI Consulting Inc.+	1,237,600	23,390,640
DIVERSIFIED FINANCIALS (11.20%)
American International Group Inc.	599,300	40,746,407
Citigroup Inc.	1,416,800	62,509,216
E-Trade Financial Corp.+	2,125,177	24,269,521
Fannie Mae	914,700	57,991,980
T. Rowe Price Group Inc.	815,600	41,546,664
ENERGY (7.50%)
Exxon Mobil Corp.	1,704,500	82,378,485
Unocal Corp.	1,649,200	70,915,600
HEALTH CARE EQUIPMENT & SERVICES (11.50%)
Anthem Inc. +	459,200	40,065,200
Cardinal Health Inc.	506,400	22,165,128
Caremark Rx Inc.+	1,202,200	38,554,554
Guidant Corp.	591,500	39,062,660
Health Management Associates	2,190,255	44,746,910
UnitedHealth Group Inc.	655,200	48,314,448
HOUSEHOLD & PERSONAL PRODUCTS (3.40%)
American Greetings Corp.+	1,448,700	36,391,344
Colgate Palmolive Co.	730,600	33,008,508
INSURANCE (5.80%)
Aon Corp.	1,583,100	45,498,294
Lincoln National Corp.	529,122	24,868,734
The St. Paul Travelers Cos. Inc.	1,415,100	46,783,206
MATERIALS (1.00%)
Smurfit Stone Container Corp.+	1,102,200	21,349,614

26   Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	September 30, 2004

	Shares/
	Principal Amount	Value
MEDIA (8.60%)
Comcast Corp.+	1,430,200	$39,931,184
DIRECTV Group Inc.+	2,914,185	51,260,514
Fox Entertainment Group Inc.+	1,576,175	43,723,094
Time Warner Inc.+	2,533,755	40,894,806
PHARMACEUTICALS & BIOTECHNOLOGY (4.70%)
Amgen Inc.+	604,500	34,263,060
Pfizer Inc.	1,989,300	60,872,580
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.70%)
Crown Castle International Corp.+	926,200	13,781,856
RETAILING (6.30%)
Linens N Things Inc.+	1,526,077	35,359,204
Lowe’s Cos. Inc.	949,200	51,589,020
Target Corp.	906,400	41,014,600
SOFTWARE & SERVICES (6.60%)
Affiliated Computer Services Inc.+	622,090	34,631,750
Eclipsys Corp.+	1,866,440	29,116,464
Microsoft Corp.	2,582,900	71,417,185
TECHNOLOGY — HARDWARE & EQUIPMENT (3.90%)
Samsung Electronics Co. Ltd.	91,800	36,512,723
Texas Instruments Inc.	2,010,075	42,774,396
TELECOMMUNICATION SERVICES (7.40%)
Alltel Corp.	979,500	53,784,345
Nextel Communications Inc.+	1,942,600	46,311,584
NII Holdings Inc. +	1,203,204	49,584,037
TRANSPORTATION (5.00%)
Southwest Airlines Co.	3,672,453	50,018,810
Union Pacific Corp.	879,100	51,515,260

TOTAL COMMON STOCKS (Cost $1,840,089,996)		1,967,040,519

CORPORATE BONDS – 1.30%
TELECOMMUNICATION SERVICES (1.30%)
Level 3 Communications Inc., 9.125%, 5/1/2008	$30,400,000	22,344,000
Level 3 Communications Inc., 10.50%, 12/1/2008	5,900,000	4,366,000

TOTAL CORPORATE BONDS (Cost $27,172,953)		26,710,000

Certified Annual Report   27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	September 30, 2004

	Shares/
	Principal Amount	Value
CONVERTIBLE BONDS – 1.20%
TELECOMMUNICATION SERVICES (1.20%)
Level 3 Communications Inc., 6.00%, 9/15/2009	$18,700,000	$10,004,500
Level 3 Communications Inc., 6.00%, 3/15/2010	28,800,000	14,544,000

TOTAL CONVERTIBLE BONDS (Cost $30,960,525)		24,548,500

SHORT TERM INVESTMENTS – 0.80%
Lasalle Bank Corp.,1.64% due 10/4/2004	10,000,000	9,998,633
UBS Finance, 1.72% due 10/7/2004	5,500,000	5,498,424

TOTAL SHORT TERM INVESTMENTS (Cost $15,497,057)		15,497,057

TOTAL INVESTMENTS (100%) (Cost $1,913,720,531)		$2,033,796,076

+ Non-income producing.

See notes to financial statements.

INDUSTRY EXPOSURE
As of 9/30/04

Health Care Equipment & Services	11.5%
Diversified Financials	11.2%
Telecommunication Services	9.9%
Banks	8.8%
Media	8.6%
Energy	7.5%
Software & Services	6.6%
Retailing	6.3%
Insurance	5.8%
Transportation	5.0%
Pharmaceuticals & Biotechnology	4.7%
Technology – Hardware & Equipment	3.9%
Household & Personal Products	3.4%
Capital Goods	3.2%
Commercial Services & Supplies	1.1%
Materials	1.0%
Real Estate Management & Development	0.7%
Short-term Investments	0.8%

28   Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Value Fund	September 30, 2004

To the Trustees and Shareholders of
Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the Portfolios constituting Thornburg Investment Trust hereafter referred to as the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

Certified Annual Report  29

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares,

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase,

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase,

(d) a 90-day redemption fee on Class A and Class I shares; and

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/1/04	9/30/04	4/1/04–9/30/04
Class A Shares
Actual	$1,000.00	$951.00	$6.81
Hypothetical*	$1,000.00	$1,018.02	$7.05
Class B Shares
Actual	$1,000.00	$947.30	$10.47
Hypothetical*	$1,000.00	$1,014.24	$10.83
Class C Shares
Actual	$1,000.00	$947.40	$10.35
Hypothetical*	$1,000.00	$1,014.37	$10.71
Class I Shares
Actual	$1,000.00	$952.60	$4.90
Hypothetical*	$1,000.00	$1,019.98	$5.07
Class R-1 Shares
Actual	$1,000.00	$951.40	$6.54
Hypothetical*	$1,000.00	$1,018.30	$6.76

† Expenses are equal to the annualized expense ratio for each class (A: 1.40%; B: 2.15%; C: 2.13%; I: 1.00%; and R: 1.34%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30  Certified Annual Report

INDEX COMPARISON

Thornburg Value Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For periods ended September 30, 2004 (with sales charge)

			Since
	1 Yr	5 Yrs	Inception
A Shares (Incep: 10/02/95)	2.76%	1.82%	11.99%
B Shares (Incep: 4/03/00)	1.52%	—	-4.38%
C Shares (Incep: 10/02/95)	5.81%	1.95%	11.68%
R-1 Shares (Incep: 7/01/03)	7.68%	—	7.53%
S&P 500 (Since: 10/02/95)	13.87%	-1.31%	9.24%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R-1 shares.

The Standard & Poor’s 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report  31

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly,Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

32   Certified Annual Report

TRUSTEES AND OFFICERS CONTINUED

Thornburg Value Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg
	Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation;Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc.,Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report  33

TRUSTEES AND OFFICERS CONTINUED

Thornburg Value Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

34  Certified Annual Report

OTHER INFORMATION (UNAUDITED)

Thornburg Value Fund	September 30, 2004

PORTFOLIO PROXY VOTING
Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended 09/30/04, the Thornburg Value Fund designates 100% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Value Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ended September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W.Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	–	–
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	–	–
Thornburg Value Fund	64,672,758.966	447,696.934	–	–
Thornburg International Value Fund	59,954,867.369	1,241,990.622	–	–

Certified Annual Report   35

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Value Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Core Growth Fund	6,135,097.039	21,483.205	–	–
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	–	–
Total:	345,469,631.406	3,282,138.627	–	–
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	–	–
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	–	–
Thornburg Value Fund	64,673,309.598	447,696.934	–	–
Thornburg International Value Fund	60,746,833.041	450,024.950	–	–
Thornburg Core Growth Fund	6,132,382.888	24,197.356	–	–
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	–	–
Total:	346,235,149.064	2,517,171.301	–	–
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	–	–
Thornburg Value Fund	64,693,947.421	446,508.479	–	–
Thornburg International Value Fund	60,752,533.146	444,324.845	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	–	–
Total:	346,310,480.812	2,461,288.921	–	–
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	–	–
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	–	–
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	–	–
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	–	–
Thornburg Value Fund	64,599,511.493	520,944.407	–	–
Thornburg International Value Fund	60,724,718.843	472,139.148	–	–
Thornburg Core Growth Fund	6,134,780.624	21,799.620	–	–
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	–	–
Total:	346,159,119.642	2,592,650.361	–	–
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	–	–

36   Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Value Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	–	–
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	–	–
Thornburg Value Fund	64,679,778.577	440,677.323	–	–
Thornburg International Value Fund	60,742,583.265	454,274.726	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	–	–
Total:	346,285,090.525	2,466,679.208	–	–
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	–	–
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	–	–
Thornburg Value Fund	64,681,039.437	439,416.463	–	–
Thornburg International Value Fund	60,010,455.736	1,186,402.255	–	–
Thornburg Core Growth Fund	6,131,956.015	24,624.229	–	–
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	–	–
Total:	345,556,209.517	3,195,560.216	–	–
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	–	–
Thornburg Value Fund	64,674,135.776	446,320.124	–	–
Thornburg International Value Fund	60,684,276.889	512,581.102	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	–	–
Total:	346,178,126.548	2,573,643.185	–	–
James W.Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	–	–
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	–	–
Thornburg Value Fund	64,683,895.944	436,559.906	–	–
Thornburg International Value Fund	60,726,245.097	470,612.894	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	–	–
Total:	346,278,127.848	2,497,641.885	–	–

Certified Annual Report   37

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Value Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	–
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	–
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	–
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	–
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	–
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	–
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	–
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	–
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	–
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	–
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	–
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	–
Totals	344,763,402.818	1,523,862.247	2,464,365.668	–

38   Certified Annual Report

Thornburg Value Fund
I Shares – September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report  9

Letter to Shareholders

William V. Fries, CFA
Portfolio Manager

October 26, 2004

Dear Fellow Shareholder:

The Thornburg Value Fund total return for the fiscal year ended September 30 was positive. Although a positive return is always good, it was a challenging year.

Reflecting on performance over the year, it is no surprise that with oil prices having risen dramatically, integrated oil companies such as Amerada Hess Corp. would be among prominent gainers during the year. Interestingly, at this time last year, oil was among the few industry sectors expected to have lower earnings in 2004 than in 2003. This highlights just how much of a surprise the rise in oil prices has been. Other areas of strength were health care and telecommunication services. In health care we continue to be mostly invested in the service segment of the industry where stocks such as Caremark Rx Inc. have contributed positively to performance. In telecom services most of the performance came in the second half of the year from stocks such as Alltel Corp. and NII Holdings Inc.

As outlined in the Fund’s investment prospectus, our portfolio is much more focused than the S&P 500 Index stock benchmark and many other competitive funds, as holdings currently number 46. The philosophy here is that though the portfolio will be diversified, a concentrated portfolio can more directly reflect the results of effective fundamental research and stock selection. Relative to the benchmark S&P 500 Index, our Fund’s performance from April to August was particularly disappointing. Investor fears of a delayed profit recovery pressured our economically and market sensitive holdings. Internet related issues such as online retailer IAC/InterActiveCorp and advertiser DoubleClick, were also poor performers. Business execution at these companies was disappointing and we sold them. For the full year, technology holding results were mixed. Samsung Electronics Co. Inc. was among the Fund’s best full-year performers while others such as Seagate Technology were among our worst performing stocks.

During the year, corporate bonds were a small portion of the portfolio, consisting of the bonds of two issuers: Level 3 Communications and Delta Airlines. Poor performance of the Delta bonds reflected an unanticipated rise in fuel prices which undermined our confidence in cash flow adequacy. Offsetting operating cost savings have not been forthcoming, so the bonds have been sold.

One of our largest holdings, Federal National Mortgage Association (Fannie Mae), has been in the news persistently. Its government overseer has recently issued a report damaging to the reputation of management, alleging inadequate documentation discipline with regard to derivative hedges. By agreement with its regulator, Fannie Mae will be rebuilding capital for several quarters, a process that will likely constrain growth below prior expectations. The stock’s valuation appears to fully reflect the current controversy. Nonetheless, the position has been reduced.

10   Certified Annual Report

As we start the new fiscal year, a litany of issues is foremost in investor awareness. Iraq, oil prices, interest rates, the dollar, the trade imbalance and budget deficit, and economic growth will likely remain the general issues of the day for investors. Favorable developments with regard to any of these issues (most are linked) would likely be good for the economy and stocks. A portfolio of equities such as the Thornburg Value Fund, with comprehensive diversification including Basic Value, Consistent Earner and Emerging Franchise stocks (see prospectus for descriptions) should participate. Additions to the portfolio are made on the basis of individual stock attributes. Recent additions have included positions in the very large capitalization market segment. Please review the holdings by industry on the following pages. Our web site at www.thornburg.com/funds has descriptions of companies held as well as other commentary you may find useful in tracking your investment with us. Thank you very much for your continued confidence and trust.

Sincerely,

William V. Fries, CFA
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report  11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2004

ASSETS
Investments at value (cost $1,913,720,531)	$2,033,796,076
Cash	155,757
Receivable for securities sold	13,351,794
Receivable for fund shares sold	3,500,160
Dividends receivable	2,736,133
Interest receivable	1,489,000
Prepaid expenses and other assets	96,141

Total Assets	2,055,125,061

LIABILITIES
Payable for securities purchased	7,040,135
Payable for fund shares redeemed	5,320,870
Payable to investment advisor and other affiliates (Note 3)	2,170,706
Accounts payable and accrued expenses	499,086
Dividends payable	754,317

Total Liabilities	15,785,114

NET ASSETS	$2,039,339,947

NET ASSETS CONSIST OF:
Undistributed (Distribution in excess of) net investment income	$125,227
Net unrealized appreciation (depreciation) on investments	120,072,559
Accumulated net realized gain (loss)	(273,615,480)
Net capital paid in on shares of beneficial interest	2,192,757,641

$2,039,339,947

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,086,448,235 applicable to 38,647,412 shares of beneficial interest outstanding — Note 4)	$28.11
Maximum sales charge, 4.50% of offering price	1.32

Maximum Offering Price Per Share	$29.43

Class B Shares:
Net asset value and offering price per share * ($93,507,617 applicable to 3,446,129 shares of beneficial interest outstanding — Note 4)	$27.13

Class C Shares:
Net asset value and offering price per share * ($475,295,914 applicable to 17,347,825 shares of beneficial interest outstanding — Note 4)	$27.40

12  Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2004

Class I Shares:
Net asset value, offering and redemption price per share ($378,334,159 applicable to 13,277,799 shares of beneficial interest outstanding — Note 4)	$28.49

Class R-1 Shares:
Net asset value, offering and redemption price per share ($5,754,022 applicable to 205,091 shares of beneficial interest outstanding — Note 4)	$28.06

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Certified Annual Report  13

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2004

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $660,538)	$30,767,136
Interest income	11,512,138
Other income	293

Total Income	42,279,567

EXPENSES
Investment advisory fees (Note 3)	16,296,068
Administration fees (Note 3)
Class A Shares	1,393,828
Class B Shares	122,721
Class C Shares	621,397
Class I Shares	166,548
Class R-1 Shares	3,151
Distribution and service fees (Note 3)
Class A Shares	2,811,132
Class B Shares	995,639
Class C Shares	5,012,986
Class R-1 Shares	12,863
Transfer agent fees
Class A Shares	1,445,600
Class B Shares	177,055
Class C Shares	724,670
Class I Shares	216,550
Class R-1 Shares	4,134
Registration and filing fees
Class A Shares	25,054
Class B Shares	14,070
Class C Shares	14,892
Class I Shares	22,587
Class R-1 Shares	13,546
Custodian fees (Note 3)	562,681
Professional fees	119,750
Accounting fees	154,350
Trustee fees	51,605
Other expenses	528,370

Total Expenses	31,511,247
Less:
Expenses reimbursed by investment advisor (Note 3)	(82,857)
Fees paid indirectly (Note 3)	(9,661)

Net Expenses	31,418,729

Net Investment Income	$10,860,838

14  Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$144,022,898
Foreign currency transactions	(50,368)

143,972,530

Net change in unrealized appreciation on:
Investments	(29,882,458)
Foreign currency translation	(28,766)

(29,911,224)

Net Realized and Unrealized Gain (Loss)	114,061,306

Net Increase (Decrease) in Net Assets Resulting From Operations	$124,922,144

See notes to financial statements.

Certified Annual Report   15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain (loss)	$10,860,838	$7,313,471
Net realized gain (loss) on investments and foreign currency transactions	143,972,530	(71,469,466)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(29,911,224)	418,721,057

Net Increase (Decrease) in Net Assets Resulting from Operations	124,922,144	354,565,062
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,240,069)	(608,906)
Class B Shares	(165,223)	0
Class C Shares	(881,785)	0
Class I Shares	(3,723,901)	(313,321)
Class R-1 Shares	(41,476)	0
From return of capital
Class A Shares	0	(841,616)
Class I Shares	0	(433,066)
FUND SHARE TRANSACTIONS – (NOTE 4)
Class A Shares	28,336,374	(9,595,663)
Class B Shares	(1,996,877)	1,176,900
Class C Shares	6,280,617	(15,910,000)
Class I Shares	102,430,454	1,829,284
Class R-1 Shares	5,988,945	75

Net Increase (Decrease) in Net Assets	253,909,203	329,868,749
NET ASSETS:
Beginning of year	1,785,430,744	1,455,561,995

End of year	$2,039,339,947	$1,785,430,744

See notes to financial statements.

16  Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I) and Retirement Class (Class R-1) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R-1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows: Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the

Certified Annual Report   17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2004

Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $13,500 for Class B shares, $38,000 for Class C shares, $9,097 for class I shares and $22,260 for Class R-1 shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2004, the Distributor has advised the Fund that it earned net commissions aggregating $176,351 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $40,677 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R-1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R-1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class B, Class C, and Class R-1 shares. Total fees incurred by the distributor for each class of shares of the Fund under its respective service and distribution plans for the year ended September 30, 2004 are set forth in the Statement of Operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the year ended September 30, 2004, the fees paid indirectly were $9,661.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

18 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2004

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2004 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	11,405,873	$327,555,712	10,779,879	$260,163,852
Shares issued to shareholders in	228,437	6,559,600	51,321	1,323,066
reinvestment of dividends Shares repurchased **	(10,795,871)	(305,778,938)	(12,057,032)	(271,082,581)

Net Increase (Decrease)	838,439	$28,336,374	(1,225,832)	$(9,595,663)

** Effective October 1, 2003, the Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2004, $63,006 was netted in the amount reported for shares repurchased.
Class B Shares
Shares sold	380,476	$10,548,934	513,612	$11,953,625
Shares issued to shareholders in	5,415	146,992	—	—
reinvestment of dividends Shares repurchased	(460,576)	(12,692,803)	(487,795)	(10,776,725)

Net Increase (Decrease)	(74,685)	$(1,996,877)	25,817	$1,176,900

Class C Shares
Shares sold	3,239,399	$90,745,058	2,810,602	$66,343,222
Shares issued to shareholders in	27,090	746,516	—	—
reinvestment of dividends Shares repurchased	(3,079,437)	(85,210,957)	(3,690,038)	(82,253,222)

Net Increase (Decrease)	187,052	$6,280,617	(879,436)	$(15,910,000)

Class I Shares
Shares sold	5,766,851	$167,750,890	3,982,384	$94,533,465
Shares issued to shareholders in	106,031	3,088,228	23,269	607,316
reinvestment of dividends Shares repurchased **	(2,376,801)	(68,408,664)	(4,135,473)	(93,311,497)

Net Increase (Decrease)	3,496,081	$102,430,454	(129,820)	$1,829,284

** Effective October 1, 2003, the Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2004, $12,511 was netted in the amount reported for shares repurchased.
Class R-1 Shares
Shares sold	218,435	$6,370,169	3	$75
Shares issued to shareholders in	1,357	38,681	—	—
reinvestment of dividends Shares repurchased	(14,704)	(419,905)	—	—

Net Increase (Decrease)	205,088	$5,988,945	3	$75

Certified Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2004

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2004 the Fund had purchase and sale transactions of investment securities excluding short-term securities of $1,505,368,593 and $1,369,438,815, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,913,720,531

Gross unrealized appreciation on a tax basis	$236,894,595
Gross unrealized depreciation on a tax basis	(116,819,050)

Net unrealized appreciation (depreciation) on investments (tax basis)	$120,075,545

Distributable earnings – ordinary income	$125,227

At September 30, 2004, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations. Such losses expire as follows:

Capital loss carryovers expiring in:

2010	$98,702,605
2011	174,912,875

$273,615,480

The Fund utilized $101,167,307 of its capital loss carry forward during the year ended September 30, 2004.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment loss by $1,586,572, increased accumulated net realized investment loss by $623,405, and decreased net capital paid in on shares of beneficial interest by $963,167. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from investments in REIT’s, partnerships, and currency losses.

The tax character of distributions paid during the years ended September 30, 2004, and September 30, 2003, was as follows:

	2004	2003
Distributions from:
Ordinary income	$12,052,454	$922,227
Return of capital	—	1,274,682

Total Distribution	$12,052,454	$2,196,909

20 Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	Year Ended September 30,
	2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$26.64	$20.95	$26.18	$33.09	$26.26

Income from investment operations:
Net investment income	0.31	0.26	0.11	0.14	0.91
Net realized and unrealized gain (loss) on investments	1.84	5.51	(5.34)	(6.42)	7.25

Total from investment operations	2.15	5.77	(5.23)	(6.28)	8.16

Less dividends from:
Net investment income	(0.30)	(0.03)	—	(0.28)	(0.94)
Net realized gains	—	—	—	(0.25)	(0.39)
Return of capital	—	(0.05)	—	(0.10)	—

Total dividends	(0.30)	(0.08)	—	(0.63)	(1.33)

Change in net asset value	1.85	5.69	(5.23)	(6.91)	6.83
NET ASSET VALUE, end of year	$28.49	$26.64	$20.95	$26.18	$33.09

RATIOS/SUPPLEMENTAL DATA
Total return	8.04%	27.55%	(19.98)%	(19.29)%	31.44%
Ratios to average net assets:
Net investment income	1.07%	1.10%	0.42%	0.45%	2.82%
Expenses, after expense reductions	0.99%	0.99%	0.98%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.98%	—	—
Expenses, before expense reductions	0.99%	1.03%	0.99%	1.01%	1.00%
Portfolio turnover rate	68.74%	82.89%	76.37%	71.81%	72.35%
Net assets at end of year (000)	$378,334	$260,624	$207,613	$293,784	$242,974

+ Based on weighted average shares outstanding.

Certified Annual Report 21

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-731, CLASS B — 885-215-590, CLASS C — 885-215-715, CLASS I — 885-215-632, CLASS R-1 — 885-215-533

NASDAQ SYMBOLS: CLASS A — TVAFX, CLASS B — TVBFX, CLASS C — TVCFX, CLASS I - TVIFX, CLASS R-1 — TVRFX

	Shares/
COMMON STOCKS - 96.70%	Principal Amount	Value
BANKS (8.80%)
Bank of America Corp.	940,200	$40,738,866
Lloyds TSB Group plc	5,446,500	42,530,914
The Bank of New York Co. Inc.	2,176,600	63,491,422
Wells Fargo & Co.	553,800	33,023,094
CAPITAL GOODS (3.20%)
General Electric Co.	1,916,100	64,342,638
COMMERCIAL SERVICES & SUPPLIES (1.10%)
FTI Consulting Inc. +	1,237,600	23,390,640
DIVERSIFIED FINANCIALS (11.20%)
American International Group Inc.	599,300	40,746,407
Citigroup Inc.	1,416,800	62,509,216
E-Trade Financial Corp. +	2,125,177	24,269,521
Fannie Mae	914,700	57,991,980
T. Rowe Price Group Inc.	815,600	41,546,664
ENERGY (7.50%)
Exxon Mobil Corp.	1,704,500	82,378,485
Unocal Corp.	1,649,200	70,915,600
HEALTH CARE EQUIPMENT & SERVICES (11.50%)
Anthem Inc. +	459,200	40,065,200
Cardinal Health Inc.	506,400	22,165,128
Caremark Rx Inc. +	1,202,200	38,554,554
Guidant Corp.	591,500	39,062,660
Health Management Associates	2,190,255	44,746,910
UnitedHealth Group Inc.	655,200	48,314,448
HOUSEHOLD & PERSONAL PRODUCTS (3.40%)
American Greetings Corp. +	1,448,700	36,391,344
Colgate Palmolive Co.	730,600	33,008,508
INSURANCE (5.80%)
Aon Corp.	1,583,100	45,498,294
Lincoln National Corp.	529,122	24,868,734
The St. Paul Travelers Cos. Inc.	1,415,100	46,783,206
MATERIALS (1.00%)
Smurfit Stone Container Corp. +	1,102,200	21,349,614

22 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2004

	Shares/
	Principal Amount	Value
MEDIA (8.60%)
Comcast Corp. +	1,430,200	$39,931,184
DIRECTV Group Inc. +	2,914,185	51,260,514
Fox Entertainment Group Inc. +	1,576,175	43,723,094
Time Warner Inc. +	2,533,755	40,894,806
PHARMACEUTICALS & BIOTECHNOLOGY (4.70%)
Amgen Inc. +	604,500	34,263,060
Pfizer Inc.	1,989,300	60,872,580
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.70%)
Crown Castle International Corp. +	926,200	13,781,856
RETAILING (6.30%)
Linens N Things Inc. +	1,526,077	35,359,204
Lowe’s Cos. Inc.	949,200	51,589,020
Target Corp.	906,400	41,014,600
SOFTWARE & SERVICES (6.60%)
Affiliated Computer Services Inc. +	622,090	34,631,750
Eclipsys Corp. +	1,866,440	29,116,464
Microsoft Corp.	2,582,900	71,417,185
TECHNOLOGY — HARDWARE & EQUIPMENT (3.90%)
Samsung Electronics Co. Ltd.	91,800	36,512,723
Texas Instruments Inc.	2,010,075	42,774,396
TELECOMMUNICATION SERVICES (7.40%)
Alltel Corp.	979,500	53,784,345
Nextel Communications Inc. +	1,942,600	46,311,584
NII Holdings Inc. +	1,203,204	49,584,037
TRANSPORTATION (5.00%)
Southwest Airlines Co.	3,672,453	50,018,810
Union Pacific Corp.	879,100	51,515,260

TOTAL COMMON STOCKS (Cost $1,840,089,996)		1,967,040,519

CORPORATE BONDS – 1.30%
TELECOMMUNICATION SERVICES (1.30%)
Level 3 Communications Inc., 9.125%, 5/1/2008	$30,400,000	22,344,000
Level 3 Communications Inc., 10.50%, 12/1/2008	5,900,000	4,366,000

TOTAL CORPORATE BONDS (Cost $27,172,953)		26,710,000

Certified Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2004

	Shares/
CONVERTIBLE BONDS – 1.20%	Principal Amount	Value
TELECOMMUNICATION SERVICES (1.20%)
Level 3 Communications Inc., 6.00%, 9/15/2009	$18,700,000	$10,004,500
Level 3 Communications Inc., 6.00%, 3/15/2010	28,800,000	14,544,000

TOTAL CONVERTIBLE BONDS (Cost $30,960,525)		24,548,500

SHORT TERM INVESTMENTS – 0.80%
Lasalle Bank Corp., 1.64% due 10/4/2004	10,000,000	9,998,633
UBS Finance, 1.72% due 10/7/2004	5,500,000	5,498,424

TOTAL SHORT TERM INVESTMENTS (Cost $15,497,057)		15,497,057

TOTAL INVESTMENTS (100%) (Cost $1,913,720,531)		$2,033,796,076

+ Non-income producing.

    See notes to financial statements.

INDUSTRY EXPOSURE
As of 9/30/04

Health Care Equipment & Services	11.5%
Diversified Financials	11.2%
Telecommunication Services	9.9%
Banks	8.8%
Media	8.6%
Energy	7.5%
Software & Services	6.6%
Retailing	6.3%
Insurance	5.8%
Transportation	5.0%
Pharmaceuticals & Biotechnology	4.7%
Technology – Hardware & Equipment	3.9%
Household & Personal Products	3.4%
Capital Goods	3.2%
Commercial Services & Supplies	1.1%
Materials	1.0%
Real Estate Management & Development	0.7%
Short-term Investments	0.8%

24 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Value Fund

To the Trustees and Class I Shareholders of
Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the Portfolios constituting Thornburg Investment Trust hereafter referred to as the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

Certified Annual Report 25

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 90-day redemption fee on Class I shares; and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/1/04	9/30/04	4/1/04–9/30/04
Class I Shares
Actual	$1,000.00	$952.60	$4.90
Hypothetical*	$1,000.00	$1,019.98	$5.07

†Expenses are equal to the annualized expense ratio for Class I shares (1.00%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

* Hypothetical assumes a rate of return of 5% per year before expenses.

     26 Certified Annual Report

INDEX COMPARISON

Thornburg Value Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Value Fund versus S&P 500 Index (November 2, 1998 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For periods ended September 30, 2004

			Since
	1Yr	5Yrs	Inception
I Shares (Incep: 11/02/98)	8.04%	3.18%	6.15%

S&P500 (Since: 11/02/98)	13.87%	-1.31%	1.73%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares.

The Standard & Poor’s 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report 27

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES (2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A.Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner,Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D.Van Essen, 50 Trustee since 2004	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

28 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2004

Name, Age,(1)
Position Held with
Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director,Thornburg Investment Management, Inc.; Secretary,Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation;Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation;Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999,Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999,Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report 29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999;Vice President of Thornburg Investment Management, Inc. since 2002;Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst,A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30 Certified Annual Report

OTHER INFORMATION (UNAUDITED)

Thornburg Value Fund	September 30, 2004

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended 09/30/04, the Thornburg Value Fund designates 100% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Value Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ended September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	–	–
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	–	–
Thornburg Value Fund	64,672,758.966	447,696.934	–	–
Thornburg International Value Fund	59,954,867.369	1,241,990.622	–	–

Certified Annual Report 31

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Value Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Core Growth Fund	6,135,097.039	21,483.205	–	–
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	–	–
Total:	345,469,631.406	3,282,138.627	–	–
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	–	–
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	–	–
Thornburg Value Fund	64,673,309.598	447,696.934	–	–
Thornburg International Value Fund	60,746,833.041	450,024.950	–	–
Thornburg Core Growth Fund	6,132,382.888	24,197.356	–	–
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	–	–
Total:	346,235,149.064	2,517,171.301	–	–
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	–	–
Thornburg Value Fund	64,693,947.421	446,508.479	–	–
Thornburg International Value Fund	60,752,533.146	444,324.845	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	–	–
Total:	346,310,480.812	2,461,288.921	–	–
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	–	–
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	–	–
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	–	–
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	–	–
Thornburg Value Fund	64,599,511.493	520,944.407	–	–
Thornburg International Value Fund	60,724,718.843	472,139.148	–	–
Thornburg Core Growth Fund	6,134,780.624	21,799.620	–	–
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	–	–
Total:	346,159,119.642	2,592,650.361	–	–
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	–	–

32 Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Value Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	–	–
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	–	–
Thornburg Value Fund	64,679,778.577	440,677.323	–	–
Thornburg International Value Fund	60,742,583.265	454,274.726	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	–	–
Total:	346,285,090.525	2,466,679.208	–	–
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	–	–
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	–	–
Thornburg Value Fund	64,681,039.437	439,416.463	–	–
Thornburg International Value Fund	60,010,455.736	1,186,402.255	–	–
Thornburg Core Growth Fund	6,131,956.015	24,624.229	–	–
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	–	–
Total:	345,556,209.517	3,195,560.216	–	–
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	–	–
Thornburg Value Fund	64,674,135.776	446,320.124	–	–
Thornburg International Value Fund	60,684,276.889	512,581.102	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	–	–
Total:	346,178,126.548	2,573,643.185	–	–
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	–	–
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	–	–
Thornburg Value Fund	64,683,895.944	436,559.906	–	–
Thornburg International Value Fund	60,726,245.097	470,612.894	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	–	–
Total:	346,278,127.848	2,497,641.885	–	–

Certified Annual Report 33

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Value Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	–
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	–
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	–
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	–
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	–
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	–
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	–
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	–
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	–
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	–
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	–
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	–
Totals	344,763,402.818	1,523,862.247	2,464,365.668	–

34 Certified Annual Report

Thornburg International Value Fund
September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report 9

Letter to Shareholders

William V. Fries, CFA
Portfolio Manager

October 27, 2004

Dear Fellow Shareholder:

The Thornburg International Value Fund (class A shares) total return for the fiscal year ended September 30, 2004 was 21.61%, which trailed the MSCI EAFE Index return of 22.08%, but was well above the U.S. market and actually better than the returns in local currency of a number of the world’s major markets outside the U.S. Contributing to performance were good returns on consumer related issues, energy producers, telecommunications, media and financial stocks. Holdings in autos, retailing, and durable goods manufacturers performed well, reflecting earnings progress and competitive strength. Emerging market holdings were positive contributors to performance. The excellent business results of mobile communications companies in Russia and Mexico were reflected in the stock prices of our holdings, Mobile TeleSystems and American Movil S.A. de CV.

While the majority of holdings recorded positive returns for the year, a few did not, most prominently Japanese holdings, NEC Electronics and Mitsubishi Tokyo Financial Group. Exposure to these stocks can be identified one of the reasons the fund narrowly underperformed the benchmark. NEC Electronics has been impacted by the slowdown in the semiconductor industry and Mitsubishi Tokyo Financial Group is involved in the acquisition of troubled Japanese bank UFJ Holdings. Closing of the acquisition will make Mitsubishi Tokyo Financial Group one of the world’s largest banks.

As outlined in the Fund’s investment prospectus, our portfolio is much more focused than the widely used international benchmark MSCI EAFE and many other competitive funds. At fiscal year-end, holdings numbered 54. Our philosophy is that a well diversified yet more concentrated portfolio dynamically reflects the results of our global fundamental research effort and stock selection. However, this can also result in more short-term volatility as well.

While the times seem uncertain, the reality is that times are always uncertain. What we know is that each stock holding in the Thornburg International Value Fund has been selected for what we believe to be its promising future with valuation in mind. The portfolio, though focused, is diversified by industry, country and category of holding (Basic Value, Consistent Earner or Emerging Franchise.) Please review the holdings by industry on the following pages. Our website at www.thornburg.com/funds has descriptions of companies held as well as other commentary you may find useful in tracking your investment with us.

Thank you very much for your continued confidence and trust.

Sincerely,

William V. Fries, CFA
Portfolio Manager

10 Certified Annual Report

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Certified Annual Report 11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2004

ASSETS
Investments at value (cost $1,422,605,015)	$1,516,071,453
Cash	163,827
Cash denominated in foreign currency (cost $6,659,432)	6,698,603
Receivable for securities sold	8,415,978
Receivable for fund shares sold	20,776,164
Dividends receivable	6,200,770
Prepaid expenses and other assets	140,211

Total Assets	1,558,467,006

LIABILITIES
Payable for securities purchased	31,163,021
Payable for fund shares redeemed	1,649,858
Payable to investment advisor and other affiliates (Note 3)	1,336,494
Unrealized loss on forward exchange contracts (Note 7)	3,302,979
Deferred tax payable	495,718
Accounts payable and accrued expenses	961,804

Total Liabilities	38,909,874

NET ASSETS	$1,519,557,132

NET ASSETS CONSIST OF:
Undistributed net investment gain (loss)	$6,417,511
Net unrealized appreciation (depreciation) on investments, net of deferred taxes payable of $495,718	89,693,322
Accumulated net realized gain (loss)	(3,263,398)
Net capital paid in on shares of beneficial interest	1,426,709,697

$1,519,557,132

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($948,631,377 applicable to 52,191,197 shares of beneficial interest outstanding - Note 4)	$18.18
Maximum sales charge, 4.50% of offering price	0.86

Maximum Offering Price Per Share	$19.04

Class B Shares:
Net asset value and offering price per share* ($22,180,915 applicable to 1,275,170 shares of beneficial interest outstanding - Note 4)	$17.39

Class C Shares:
Net asset value and offering price per share* ($243,954,599 applicable to 13,974,158 shares of beneficial interest outstanding - Note 4)	$17.46

12 Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2004

Class I Shares:
Net asset value, offering and redemption price per share ($293,583,270 applicable to 15,884,508 shares of beneficial interest outstanding - Note 4)	$18.48

Class R-1 Shares:
Net asset value, offering and redemption price per share ($11,206,971 applicable to 613,077 shares of beneficial interest outstanding - Note 4)	$18.28

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.

Certified Annual Report 13

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2004

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $2,288,999)	$19,413,221
Interest income	469,928
Other income	4,665

Total Income	19,887,814

EXPENSES
Investment advisory fees (Note 3)	7,177,797
Administration fees (Note 3)
Class A Shares	657,504
Class B Shares	17,397
Class C Shares	183,466
Class I Shares	78,997
Class R-1 Shares	3,887
Distribution and service fees (Note 3)
Class A Shares	1,330,200
Class B Shares	141,057
Class C Shares	1,473,098
Class R-1 Shares	15,888
Transfer agent fees
Class A Shares	765,550
Class B Shares	35,844
Class C Shares	210,855
Class I Shares	104,792
Class R-1 Shares	11,293
Registration & filing fees
Class A Shares	16,892
Class B Shares	5,981
Class C Shares	8,206
Class I Shares	12,608
Class R-1 Shares	12,862
Custodian fees (Note 3)	632,775
Professional fees	71,940
Accounting fees	21,515
Trustee fees	19,645
Other expenses	423,500

Total Expenses	13,433,549
Less:
Expenses reimbursed by investment advisor (Note 3)	(347,281)
Expenses paid indirectly (Note 3)	(14,815)

Net Expenses	13,071,453

Net Investment Income	$6,816,361

14 Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$24,331,916
Foreign currency transactions	(2,608,479)

21,723,437

Net change in unrealized appreciation (depreciation) on:
Investments, net of change in deferred taxes payable of $495,718	63,377,379
Foreign currency translation	(2,448,524)
Deferred taxes	495,718

61,424,573

Net Realized and Unrealized Gain (Loss)	83,148,010

Net Increase (Decrease) in Net Assets Resulting From Operations	$89,964,371

See notes to financial statements.

Certified Annual Report 15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain (loss)	$6,816,361	$448,338
Net realized gain (loss) on investments and foreign currency transactions	21,723,437	(11,991,488)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	61,424,573	46,112,063

Net Increase (Decrease) in Net Assets
Resulting from Operations	89,964,371	34,568,913
FUND SHARE TRANSACTIONS – (NOTE 4)
Class A Shares	797,028,763	11,087,620
Class B Shares	14,140,582	485,325
Class C Shares	172,158,420	5,432,349
Class I Shares	242,069,929	8,371,956
Class R-1 Shares	10,904,969	75

Net Increase (Decrease) in Net Assets	1,326,267,034	59,946,238
NET ASSETS:
Beginning of year	193,290,098	133,343,860

End of year	$1,519,557,132	$193,290,098

See notes to financial statements.

16 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I) and Retirement Class (Class R-1) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R-1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Funds are as follows: Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such

Certified Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2004

transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $123,430 for Class A shares, $8,278 for Class B shares, $185,288 for Class I shares, and $30,285 for Class R-1 shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2004, the Distributor has advised the Fund that it earned net commissions aggregating $264,841 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $28,847 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C and Class R-1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C and Class R-1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class B, Class C and Class R-1 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2004 are set forth in the Statement of Operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended September 30, 2004 fees paid indirectly were $14,815.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

18 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2004

NOTE 4 — SHARES OF BENEFICIAL INTEREST

At September 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	51,167,423	$894,268,597	3,378,754	$44,006,739
Shares repurchased**	(5,531,059)	(97,239,834)	(2,671,582)	(32,919,119)

Net Increase (Decrease)	45,636,364	$797,028,763	707,172	$11,087,620

** The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2004 and year ended September 30, 2003, $51,074 and $55,020, respectively, were netted in the amount reported for shares repurchased.

Class B Shares
Shares sold	897,624	$15,193,868	136,594	$1,695,976
Shares repurchased	(62,324)	(1,053,286)	(100,676)	(1,210,651)

Net Increase (Decrease)	835,300	$14,140,582	35,918	$485,325

Class C Shares
Shares sold	10,858,583	$184,217,626	1,397,752	$17,554,897
Shares repurchased	(716,792)	(12,059,206)	(1,014,225)	(12,122,548)

Net Increase (Decrease)	10,141,791	$172,158,420	383,527	$5,432,349

Class I Shares
Shares sold	14,591,120	$258,463,205	1,169,448	$15,121,898
Shares repurchased**	(921,861)	(16,393,276)	(558,936)	(6,749,942)

Net Increase (Decrease)	13,669,259	$242,069,929	610,512	$8,371,956

** The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2004 and year ended September 30, 2003, $18,249 and $7,078, respectively, were netted in the amount reported for shares repurchased.

Class R-1 Shares
Shares sold	686,300	$12,209,648	5	$75
Shares repurchased	(73,228)	(1,304,679)	—	—

Net Increase (Decrease)	613,072	$10,904,969	5	$75

Certified Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2004

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2004, the Fund had purchase and sale transactions of investment securities (excluding short term securities) of $1,424,134,860 and $288,552,278, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,422,804,559

Gross unrealized appreciation on a tax basis	$114,777,389
Gross unrealized depreciation on a tax basis	(21,510,495)

Net unrealized appreciation (depreciation) on investments (tax basis)	$93,266,894

Distributable earnings – ordinary income	$6,417,511

At September 30, 2004, the Fund had tax basis capital losses of $7,110,004, which may be carried over to offset future capital gains. To the extent such carry forwards are used in future years, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2011.

The Fund utilized $6,990,644 of its capital loss carry forward for the year ended September 30, 2004.

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $539,429 and increased accumulated net realized loss by $539,429. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency losses.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

During the year ended September 30, 2004, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

CONTRACTS TO SELL:

37,000,000	Euro Dollar for 44,845,110 USD, October 6, 2004	$(1,097,618)
41,000,000	Euro Dollar for 48,664,540 USD, October 15, 2004	(2,241,600)
15,000,000	Euro Dollar for 18,333,150 USD, February 10, 2005	(288,605)
60,000,000,000	Korean Won for 51,533,331 USD, February 24, 2005	(294,313)
335,500,000	Mexican Peso for 29,332,051 USD, October 5, 2004	(108,687)
200,000,000	Mexican Peso for 17,098,401 USD, December 14, 2004	(238,885)
41,000,000	Mexican Peso for 3,467,524 USD, January 10, 2005	(70,755)

Unrealized loss from forward exchange contracts.		(4,340,463)

864,000,000	Indian Rupee for 19,667,653 USD, October 5, 2004	847,133
625,000,000	Indian Rupee for 13,763,488 USD, November 16, 2004	190,351

Unrealized gain from forward exchange contracts.		1,037,484

Net unrealized gain (loss) from forward exchange contracts		$(3,302,979)

20 Certified Annual Report

FINANCIAL HIGHLIGHTS

 Thornburg International Value Fund

		Year Ended September 30,
	2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$14.95	$11.88	$12.37	$16.64	$12.95

Income from investment operations:
Net investment income	0.15	0.06	0.03	0.03	0.44
Net realized and unrealized gain (loss) on investments	3.08	3.00	(0.54)	(3.39)	4.03

Total from investment operations	3.23	3.06	(0.51)	(3.36)	4.47

Redemption fees added to paid in capital	—	0.01	0.02	—	—
Less dividends from:
Net investment income	—	—	—	(0.86)	(0.78)
Return of capital	—	—	—	(0.05)	—

Total dividends	—	—	—	(0.91)	(0.78)

Change in net asset value	3.23	3.07	(0.49)	(4.27)	3.69
NET ASSET VALUE, end of year	$18.18	$14.95	$11.88	$12.37	$16.64

RATIOS/SUPPLEMENTAL DATA
Total return (a)	21.61%	25.84%	(3.96)%	(21.28)%	34.42%
Ratios to average net assets:
Net investment income	0.88%	0.44%	0.19%	0.22%	2.61%
Expenses, after expense reductions	1.49%	1.59%	1.57%	1.54%	1.53%
Expenses, after expense reductions and net of custody credits	1.49%	1.59%	1.57%	—	—
Expenses, before expense reductions	1.51%	1.67%	1.60%	1.56%	1.55%
Portfolio turnover rate	35.84%	58.35%	28.39%	61.05%	86.13%
Net assets at end of year (000)	$948,631	$97,991	$69,490	$56,507	$76,070

(a) Sales loads are not reflected in computing total return.

+ Based on weighted average shares outstanding.

Certified Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

		Year Ended September 30,			Period Ended
					September 30,
	2004	2003	2002	2001	2000 (b)
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.43	$11.57	$12.16	$16.44	$17.62

Income from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.08)	(0.06)	0.14
Net realized and unrealized gain (loss) on investments	2.98	2.90	(0.51)	(3.36)	(0.79)

Total from investment operations	2.96	2.86	(0.59)	(3.42)	(0.65)

Less dividends from:
Net investment income	—	—	—	(0.82)	(0.53)
Return of capital	—	—	—	(0.04)	—

Total dividends	—	—	—	(0.86)	(0.53)

Change in net asset value	2.96	2.86	(0.59)	(4.28)	(1.18)
NET ASSET VALUE, end of period	$17.39	$14.43	$11.57	$12.16	$16.44

RATIOS/SUPPLEMENTAL DATA
Total return (c)	20.51%	24.72%	(4.85)%	(21.86)%	(3.73)%
Ratios to average net assets:
Net investment income (loss)	(0.12)%	(0.32)%	(0.58)%	(0.39)%	1.63% (a)
Expenses, after expense reductions	2.36%	2.38%	2.39%	2.40%	2.38% (a)
Expenses, after expense reductions and net of custody credits	2.36%	2.38%	2.39%	—	—
Expenses, before expense reductions	2.42%	2.84%	2.88%	3.62%	6.08% (a)
Portfolio turnover rate	35.84%	58.35%	28.39%	61.05%	86.13%
Net assets at end of period (000)	$22,181	$6,346	$4,672	$2,570	$1,270

(a) Annualized.

(b) Effective date of Class B Shares was April 3, 2000.

(c) Total return is not annualized for periods less than one year.

+ Based on weighted average shares outstanding.

22 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

		Year Ended September 30,
	2004	2003	2002	2001	2000
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$14.47	$11.60	$12.19	$16.49	$12.88

Income from investment operations:
Net investment income (loss)	0.01	(0.04)	(0.08)	(0.08)	0.38
Net realized and unrealized gain (loss) on investments	2.98	2.91	(0.51)	(3.37)	3.91

Total from investment operations	2.99	2.87	(0.59)	(3.45)	4.29

Less dividends from:
Net investment income	—	—	—	(0.81)	(0.68)
Return of capital	—	—	—	(0.04)	—

Total dividends	—	—	—	(0.85)	(0.68)

Change in net asset value	2.99	2.87	(0.59)	(4.30)	3.61
NET ASSET VALUE, end of year	$17.46	$14.47	$11.60	$12.19	$16.49

RATIOS/SUPPLEMENTAL DATA
Total return	20.66%	24.74%	(4.84)%	(21.96)%	33.20%
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.31)%	(0.62)%	(0.51)%	2.25%
Expenses, after expense reductions	2.26%	2.37%	2.36%	2.37%	2.37%
Expenses, after expense reductions and net of custody credits	2.26%	2.37%	2.36%	—	—
Expenses, before expense reductions	2.26%	2.45%	2.36%	2.39%	2.43%
Portfolio turnover rate	35.84%	58.35%	28.39%	61.05%	86.13%
Net assets at end of year (000)	$243,955	$55,443	$39,995	$26,426	$26,120

+ Based on weighted average shares outstanding.

Certified Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

		Year Ended		Period Ended
		September 30,		September 30,
	2004	2003	2002	2001(b)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$15.13	$11.96	$12.40	$14.63

Income from investment operations:
Net investment income	0.24	0.14	0.10	0.11
Net realized and unrealized gain (loss) on investments	3.11	3.03	(0.54)	(2.21)

Total from investment operations	3.35	3.17	(0.44)	(2.10)

Less dividends from:
Net investment income	—	—	—	(0.08)
Return of capital	—	—	—	(0.05)

Total dividends	—	—	—	(0.13)

Change in net asset value	3.35	3.17	(0.44)	(2.23)
NET ASSET VALUE, end of period	$18.48	$15.13	$11.96	$12.40

RATIOS/SUPPLEMENTAL DATA
Total return (c)	22.14%	26.51%	(3.55)%	(14.50)%
Ratios to average net assets:
Net investment income	1.35%	1.07%	0.71%	1.57	%(a)
Expenses, after expense reductions	0.99%	0.99%	0.99%	0.97	%(a)
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99%	—
Expenses, before expense reductions	1.11%	1.25%	1.28%	1.38	%(a)
Portfolio turnover rate	35.84%	58.35%	28.39%	61.05%
Net assets at end of period (000)	$293,583	$33,511	$19,187	$11,249

(a) Annualized.

(b) Effective date of Class I Shares was March 30, 2001.

(c) Total return is not annualized for periods less than one year.

+ Based on weighted average shares outstanding.

24 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended	Period Ended
	September 30,	September 30,
	2004	2003(c)
Class R-1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$15.01	$13.59

Income from investment operations:
Net investment income	0.19	0.02
Net realized and unrealized gain (loss) on investments	3.08	1.40

Total from investment operations	3.27	1.42

Less dividends from:
Net investment income	—	—

Change in net asset value	3.27	1.42

NET ASSET VALUE, end of period	$18.28	$15.01

RATIOS/SUPPLEMENTAL DATA
Total return (a)	21.79%	10.45%
Ratios to average net assets:
Net investment income	1.08%	0.65	%(b)
Expenses, after expense reductions	1.45%	1.60	%(b)
Expenses, after expense reductions and net of custody credits	1.45%	1.60	%(b)
Expenses, before expense reductions	2.42%	30,451.98	%(b)*
Portfolio turnover rate	35.84%	58.35%
Net assets at end of period (000)	$11,207	$—	(d)

(a) Total return is not annualized for periods less than one year.

(b) Annualized.

(c) Effective date of Class R-1 Shares was July 1, 2003.

(d) Net assets at end of year were less than $1,000.

* Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+ Based on weighted average shares outstanding.

Certified Annual Report 25

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-657, CLASS B — 885-215-616, CLASS C — 885-215-640, CLASS I — 885-215-566, CLASS R-1 — 885-215-525

NASDAQ SYMBOLS: CLASS A — TGVAX, CLASS B — THGBX, CLASS C — THGCX, CLASS I — TGVIX, CLASS R-1 — TGVRX

	Shares/
	Principal Amount	Value
COMMON STOCKS — 93.20%
AUTOMOBILES & COMPONENTS (5.30%)
Bayerische Motoren Werke AG	380,376	$15,634,187
Hero Honda Motors Ltd.	1,536,700	14,998,648
Hyundai Motor Co.	496,300	22,886,261
Magna International Inc.	191,700	14,201,136
Toyota Motor Corp.	312,600	11,971,251
BANKS (13.10%)
Bank of Fukuoka Ltd.	6,553,300	31,281,236
Bank of Ireland	2,160,500	29,081,564
Barclays plc	3,547,600	34,026,472
Kookmin Bank	632,200	20,011,889
Lloyds TSB Group plc	4,398,900	34,350,361
Mitsubishi Tokyo Financial Group	4,335	36,152,865
Shinhan Financial Group Co.	813,600	14,060,478
CAPITAL GOODS (1.70%)
Embraer Brasileira de Aeronaut	295,895	1,945,724
Embraer Brasileira de Aeronaut ADR	902,455	23,824,812
CONSUMER DURABLES & APPAREL (8.70%)
Adidas-Salomon AG	268,521	37,461,533
Burberry Group plc	5,012,946	33,792,920
Merloni Elettrodomestici S.p.A.	1,488,134	24,484,550
Puma AG	134,871	36,127,940
DIVERSIFIED FINANCIALS (7.20%)
Deutsche Boerse AG	555,709	28,098,906
Euronext NV	1,130,311	32,155,647
UBS AG	686,680	48,393,804
ENERGY (6.60%)
BP Amoco ADR	592,900	34,109,537
Gail India Ltd.	4,405,000	18,314,971
Petroleo Brasileiro SA ADR	1,329,200	46,854,300
FOOD BEVERAGE & TOBACCO (3.70%)
Cadbury Schweppes plc	4,023,041	30,942,101
Korean Tobacco & Ginseng Corp.	965,700	25,536,748
FOOD & STAPLES RETAILING (3.20%)
Tesco plc	9,386,853	48,456,504

26 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2004

	Shares/
	Principal Amount	Value
INSURANCE (3.10%)
ACE Ltd.	843,000	$33,770,580
Alea Group Holdings Ltd.	1,514,600	5,838,267
Ping An Insurance Group Co. +	4,863,000	7,140,374
MATERIALS (4.00%)
Givaudan AG	62,060	37,765,917
MMC Norilsk Nickel ADR	369,500	23,463,250
MEDIA (5.90%)
News Corp. Ltd.ADR	904,700	29,737,489
Rogers Communications Inc.	1,580,300	31,961,965
Shaw Communications	1,657,600	27,656,144
PHARMACEUTICALS & BIOTECHNOLOGY (5.00%)
Bachem Holding AG	85,893	4,448,738
Gedeon Richter RT	236,943	28,433,875
Novartis AG ADR	922,000	43,029,740
RETAILING (6.90%)
FamilyMart Co. Ltd.	1,172,500	31,441,876
Kingfisher plc	7,367,675	41,099,823
Wal-Mart de Mexico	9,194,900	31,220,344
SOFTWARE & SERVICES (3.30%)
Amdocs Ltd. +	1,330,800	29,051,364
Infosys Technologies Ltd.	562,400	20,775,343
TECHNOLOGY — HARDWARE & EQUIPMENT (4.50%)
Canon Inc.	714,200	33,572,812
NEC Electronics Corp.	290,300	14,831,789
Samsung Electronics Co. Ltd.	51,000	20,284,846
TELECOMMUNICATION SERVICES (7.00%)
America Movil S.A. de C.V.	742,100	28,964,163
Portugal Telecom SGPS SA	3,178,500	35,009,027
SK Telecom Co. Ltd.	32,547	4,960,485
Vodafone Group plc	862,500	2,064,245
Vodafone Group plc ADR	1,477,900	35,632,169
TRANSPORTATION (2.80%)
China Merchants Hldgs. Intl. Co. Ltd.	6,430,400	9,689,181
Fraport AG +	987,182	32,962,659
UTILITIES (1.20%)
Datang International Power Generation Co. Ltd.	22,895,800	18,644,071

TOTAL COMMON STOCKS (Cost $1,319,140,443)		1,412,606,881

Certified Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2004

	Shares/
	Principal Amount	Value
SHORT TERM INVESTMENTS – 6.80%
American General Finance Corp., 1.81% due 10/4/2004	$15,000,000	$14,997,737
American General Finance Corp., 1.79% due 10/5/2004	9,000,000	8,998,210
American General Finance Corp., 1.81% due 10/8/2004	5,000,000	4,998,240
American General Finance Corp., 1.82% due 10/8/2004	10,000,000	9,996,461
American General Finance Corp., 1.82% due 10/12/2004	10,000,000	9,994,439
American General Finance Corp., 1.81% due 10/14/2004	25,000,000	24,983,660
Lasalle Bank Corp., 1.70% due 10/1/2004	14,500,000	14,500,000
Lasalle Bank Corp., 1.67% due 10/7/2004	15,000,000	14,995,825

TOTAL SHORT TERM INVESTMENTS (Cost $103,464,572)		103,464,572

TOTAL INVESTMENTS (100%) (Cost $1,422,605,015)		$1,516,071,453

+ Non-income producing.

     See notes to financial statements.

INDUSTRY EXPOSURE
As of 9/30/04

Banks	13.1%
Consumer Durables & Apparel	8.7%
Diversified Financials	7.2%
Telecommunication Services	7.0%
Retailing	6.9%
Energy	6.6%
Media	5.9%
Automobiles & Components	5.3%
Pharmaceuticals & Biotechnology	5.0%
Technology Hardware & Equipment	4.5%
Materials	4.0%
Food, Beverage & Tobacco	3.7%
Software & Services	3.3%
Food & Staples Retailing	3.2%
Insurance	3.1%
Transportation	2.8%
Capital Goods	1.7%
Utilities	1.2%
Short-term Investments	6.8%

COUNTRY EXPOSURE
As of 9/30/04

U.K.	19.4%
Japan	10.5%
Germany	9.9%
Switzerland	8.8%
South Korea	7.1%
Canada	4.9%
Brazil	4.8%
Mexico	4.0%
India	3.6%
Bermuda	2.6%
China	2.3%
Portugal	2.3%
France	2.1%
Australia	2.0%
U.S.	1.9%
Ireland	1.9%
Hungary	1.9%
Italy	1.6%
Russia	1.6%
Short-term Investments	6.8%

28 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Value Fund

To the Trustees and Shareholders of
Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

Certified Annual Report 29

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares,

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase,

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase,

(d) a 90-day redemption fee on Class A and Class I shares; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/1/04	9/30/04	4/1/04–9/30/04
Class A Shares
Actual	$1,000.00	$996.20	$7.53
Hypothetical*	$1,000.00	$1,017.46	$7.61

Class B Shares
Actual	$1,000.00	$991.40	$11.71
Hypothetical*	$1,000.00	$1,013.24	$11.84

Class C Shares
Actual	$1,000.00	$992.00	$11.36
Hypothetical*	$1,000.00	$1,013.60	$11.48

Class I Shares
Actual	$1,000.00	$998.40	$4.95
Hypothetical*	$1,000.00	$1,020.04	$5.01

Class R-1 Shares
Actual	$1,000.00	$996.20	$7.26
Hypothetical*	$1,000.00	$1,017.73	$7.34

†Expenses are equal to the annualized expense ratio for each class (A: 1.51%; B: 2.35%; C: 2.28%; I: 0.99%; and R: 1.45%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30 Certified Annual Report

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg International Value Fund versus MSCI EAFE Index (May 28,1998 to September 30,2004)

AVERAGE ANNUAL TOTAL RETURNS
For periods ended September 30, 2004 (with sales charge)

	1Yr	5Yrs	Inception
A Shares (Incep: 05/28/98)	16.17%	8.23%	8.04%
B Shares (Incep:4/03/00)	15.51%	—	0.84%
C Shares (Incep: 5/28/98)	19.66%	8.29%	7.86%
R-1 Shares (Incep:7/01/03)	21.79%	—	26.72%
MSCI EAFE Index (Since:05/28/98)	22.08%	0.85%	1.29%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R-1 shares.

The Morgan Stanley Capital International (MSCI) Europe,Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated separately: without dividends, with gross dividends reinvested and estimated tax withheld, and with gross dividends reinvested, in both U.S. dollars and local currency. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report 31

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner,Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield,Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly,Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D.Van Essen, 50 Trustee since 2004	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

32 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director,Thornburg Investment Management, Inc.; Secretary,Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation;Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987;	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable
Treasurer since 1989

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation;Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc.,Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999,Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999,Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report 33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999;Vice President of Thornburg Investment Management,Inc.since 2002;Vice President of Limited Term Municipal Fund,Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management,Inc.since 2002;Senior Staff Accountant,Farm Bureau Life Insurance Co.1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management,Inc.since 2000;and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management,Inc.since 2002 and Vice President since 2004;Analyst,USAA 2001–2002;Oil Analyst,A.G.Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management,Inc.since 2002 and Vice President since 2004;Associate Portfolio Manager,Ibis Management 2002–2004;Associate,Lehman Brothers,1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

34 Certified Annual Report

OTHER INFORMATION (UNAUDITED)

Thornburg International Value Fund	September 30, 2004

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg International Value Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A.Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W.Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	–	–
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	–	–
Thornburg Value Fund	64,672,758.966	447,696.934	–	–
Thornburg International Value Fund	59,954,867.369	1,241,990.622	–	–
Thornburg Core Growth Fund	6,135,097.039	21,483.205	–	–
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	–	–
Total:	345,469,631.406	3,282,138.627	–	–

Certified Annual Report 35

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg International Value Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	–	–
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	–	–
Thornburg Value Fund	64,673,309.598	447,696.934	–	–
Thornburg International Value Fund	60,746,833.041	450,024.950	–	–
Thornburg Core Growth Fund	6,132,382.888	24,197.356	–	–
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	–	–
Total:	346,235,149.064	2,517,171.301	–	–
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	–	–
Thornburg Value Fund	64,693,947.421	446,508.479	–	–
Thornburg International Value Fund	60,752,533.146	444,324.845	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	–	–
Total:	346,310,480.812	2,461,288.921	–	–
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	–	–
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	–	–
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	–	–
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	–	–
Thornburg Value Fund	64,599,511.493	520,944.407	–	–
Thornburg International Value Fund	60,724,718.843	472,139.148	–	–
Thornburg Core Growth Fund	6,134,780.624	21,799.620	–	–
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	–	–
Total:	346,159,119.642	2,592,650.361	–	–
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	–	–
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	–	–

36 Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg International Value Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Value Fund	64,679,778.577	440,677.323	–	–
Thornburg International Value Fund	60,742,583.265	454,274.726	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	–	–
Total:	346,285,090.525	2,466,679.208	–	–
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	–	–
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	–	–
Thornburg Value Fund	64,681,039.437	439,416.463	–	–
Thornburg International Value Fund	60,010,455.736	1,186,402.255	–	–
Thornburg Core Growth Fund	6,131,956.015	24,624.229	–	–
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	–	–
Total:	345,556,209.517	3,195,560.216	–	–
Owen D.Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	–	–
Thornburg Value Fund	64,674,135.776	446,320.124	–	–
Thornburg International Value Fund	60,684,276.889	512,581.102	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	–	–
Total:	346,178,126.548	2,573,643.185	–	–
James W.Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	–	–
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	–	–
Thornburg Value Fund	64,683,895.944	436,559.906	–	–
Thornburg International Value Fund	60,726,245.097	470,612.894	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	–	–
Total:	346,278,127.848	2,497,641.885	–	–

Certified Annual Report 37

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg International Value Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	–
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	–
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	–
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	–
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	–
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	–
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	–
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	–
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	–
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	–
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	–
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	–
Totals	344,763,402.818	1,523,862.247	2,464,365.668	–

38 Certified Annual Report

Thornburg International Value Fund

I Shares – September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report          9

Letter to Shareholders

William V. Fries, CFA
Portfolio Manager

October 27, 2004

Dear Fellow Shareholder:

The Thornburg International Value Fund (class I shares) total return for the fiscal year ended September 30, 2004 was 22.14%, well above the U.S. market and actually better than the returns in local currency of a number of the world’s major markets outside the U.S. Contributing to performance were good returns on consumer related issues, energy producers, telecommunications, media and financial stocks. Holdings in autos, retailing, and durable goods manufacturers performed well, reflecting earnings progress and competitive strength. Emerging market holdings were positive contributors to performance. The excellent business results of mobile communications companies in Russia and Mexico were reflected in the stock prices of our holdings, Mobile TeleSystems and American Movil S.A. de CV.

While the majority of holdings recorded positive returns for the year, a few did not, most prominently Japanese holdings, NEC Electronics and Mitsubishi Tokyo Financial Group. The former has been impacted by the slowdown in the semiconductor industry and the latter is involved in the acquisition of troubled Japanese bank UFJ Holdings. Closing of the acquisition will make Mitsubishi Tokyo Financial Group one of the world’s largest banks.

As outlined in the Fund’s investment prospectus, our portfolio is much more focused than the widely used international benchmark MSCI EAFE and many other competitive funds. At fiscal year-end, holdings numbered 54. Our philosophy is that a well diversified yet more concentrated portfolio dynamically reflects the results of our global fundamental research effort and stock selection. However, this can also result in more short-term volatility as well.

While the times seem uncertain, the reality is that times are always uncertain. What we know is that each stock holding in the Thornburg International Value Fund has been selected for what we believe to be its promising future with valuation in mind. The portfolio, though focused, is diversified by industry, country and category of holding (Basic Value, Consistent Earner or Emerging Franchise.) Please review the holdings by industry on the following pages. Our website at www.thornburg.com/funds has descriptions of companies held as well as other commentary you may find useful in tracking your investment with us.

Thank you very much for your continued confidence and trust.

Sincerely,

William V. Fries, CFA
Portfolio Manager

10        Certified Annual Report

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Certified Annual Report        11

STATEMENT OF ASSETS AND LIABILITIES
Thornburg International Value Fund	September 30, 2004

ASSETS
Investments at value (cost $1,422,605,015)	$1,516,071,453
Cash	163,827
Cash denominated in foreign currency (cost $6,659,432)	6,698,603
Receivable for securities sold	8,415,978
Receivable for fund shares sold	20,776,164
Dividends receivable	6,200,770
Prepaid expenses and other assets	140,211

Total Assets	1,558,467,006

LIABILITIES
Payable for securities purchased	31,163,021
Payable for fund shares redeemed	1,649,858
Payable to investment advisor and other affiliates (Note 3)	1,336,494
Unrealized loss on forward exchange contracts (Note 7)	3,302,979
Deferred tax payable	495,718
Accounts payable and accrued expenses	961,804

Total Liabilities	38,909,874

NET ASSETS	$1,519,557,132

NET ASSETS CONSIST OF:
Undistributed net investment gain (loss)	$6,417,511
Net unrealized appreciation (depreciation) on investments, net of deferred taxes payable of $495,718	89,693,322
Accumulated net realized gain (loss)	(3,263,398)
Net capital paid in on shares of beneficial interest	1,426,709,697

$1,519,557,132

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($948,631,377 applicable to 52,191,197 shares of beneficial interest outstanding — Note 4)	$18.18
Maximum sales charge, 4.50% of offering price	0.86

Maximum Offering Price Per Share	$19.04

Class B Shares:
Net asset value and offering price per share* ($22,180,915 applicable to 1,275,170 shares of beneficial interest outstanding — Note 4)	$17.39

Class C Shares:
Net asset value and offering price per share* ($243,954,599 applicable to 13,974,158 shares of beneficial interest outstanding — Note 4)	$17.46

12        Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg International Value Fund	September 30, 2004

Class I Shares:
Net asset value, offering and redemption price per share ($293,583,270 applicable to 15,884,508 shares of beneficial interest outstanding — Note 4)	$18.48

Class R-1 Shares:
Net asset value, offering and redemption price per share ($11,206,971 applicable to 613,077 shares of beneficial interest outstanding — Note 4)	$18.28

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.

Certified Annual Report        13

STATEMENT OF OPERATIONS
Thornburg International Value Fund	Year Ended September 30, 2004

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $2,288,999)	$19,413,221
Interest income	469,928
Other income	4,665

Total Income	19,887,814

EXPENSES
Investment advisory fees (Note 3)	7,177,797
Administration fees (Note 3)
Class A Shares	657,504
Class B Shares	17,397
Class C Shares	183,466
Class I Shares	78,997
Class R-1 Shares	3,887
Distribution and service fees (Note 3)
Class A Shares	1,330,200
Class B Shares	141,057
Class C Shares	1,473,098
Class R-1 Shares	15,888
Transfer agent fees
Class A Shares	765,550
Class B Shares	35,844
Class C Shares	210,855
Class I Shares	104,792
Class R-1 Shares	11,293
Registration & filing fees
Class A Shares	16,892
Class B Shares	5,981
Class C Shares	8,206
Class I Shares	12,608
Class R-1 Shares	12,862
Custodian fees (Note 3)	632,775
Professional fees	71,940
Accounting fees	21,515
Trustee fees	19,645
Other expenses	423,500

Total Expenses	13,433,549
Less:
Expenses reimbursed by investment advisor (Note 3)	(347,281)
Expenses paid indirectly (Note 3)	(14,815)

Net Expenses	13,071,453

Net Investment Income	$6,816,361

14        Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED
Thornburg International Value Fund	Year Ended September 30, 2004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$24,331,916
Foreign currency transactions	(2,608,479)

21,723,437

Net change in unrealized appreciation (depreciation) on:
Investments, net of change in deferred taxes payable of $495,718	63,377,379
Foreign currency translation	(2,448,524)
Deferred taxes	495,718

61,424,573

Net Realized and Unrealized Gain (Loss)	83,148,010

Net Increase (Decrease) in Net Assets Resulting From Operations	$89,964,371

See notes to financial statements.

Certified Annual Report        15

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg International Value Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain (loss)	$6,816,361	$448,338
Net realized gain (loss) on investments and foreign currency transactions	21,723,437	(11,991,488)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	61,424,573	46,112,063

Net Increase (Decrease) in Net Assets Resulting from Operations	89,964,371	34,568,913
FUND SHARE TRANSACTIONS – (NOTE 4)
Class A Shares	797,028,763	11,087,620
Class B Shares	14,140,582	485,325
Class C Shares	172,158,420	5,432,349
Class I Shares	242,069,929	8,371,956
Class R-1 Shares	10,904,969	75

Net Increase (Decrease) in Net Assets	1,326,267,034	59,946,238
NET ASSETS:
Beginning of year	193,290,098	133,343,860

End of year	$1,519,557,132	$193,290,098

See notes to financial statements.

16        Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg International Value Fund	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I) and Retirement Class (Class R-1) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R-1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Funds are as follows: Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such

Certified Annual Report        17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2004

transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $123,430 for Class A shares, $8,278 for Class B shares, $185,288 for Class I shares, and $30,285 for Class R-1 shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2004, the Distributor has advised the Fund that it earned net commissions aggregating $264,841 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $28,847 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C and Class R-1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C and Class R-1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class B, Class C and Class R-1 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2004 are set forth in the Statement of Operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended September 30, 2004 fees paid indirectly were $14,815.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

18        Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2004

NOTE 4 — SHARES OF BENEFICIAL INTEREST

At September 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	51,167,423	$894,268,597	3,378,754	$44,006,739
Shares repurchased**	(5,531,059)	(97,239,834)	(2,671,582)	(32,919,119)

Net Increase (Decrease)	45,636,364	$797,028,763	707,172	$11,087,620

**	The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2004 and year ended September 30, 2003, $51,074 and $55,020, respectively, were netted in the amount reported for shares repurchased.

Class B Shares
Shares sold	897,624	$15,193,868	136,594	$1,695,976
Shares repurchased	(62,324)	(1,053,286)	(100,676)	(1,210,651)

Net Increase (Decrease)	835,300	$14,140,582	35,918	$485,325

Class C Shares
Shares sold	10,858,583	$184,217,626	1,397,752	$17,554,897
Shares repurchased	(716,792)	(12,059,206)	(1,014,225)	(12,122,548)

Net Increase (Decrease)	10,141,791	$172,158,420	383,527	$5,432,349

Class I Shares
Shares sold	14,591,120	$258,463,205	1,169,448	$15,121,898
Shares repurchased**	(921,861)	(16,393,276)	(558,936)	(6,749,942)

Net Increase (Decrease)	13,669,259	$242,069,929	610,512	$8,371,956

**	The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2004 and year ended September 30, 2003, $18,249 and $7,078, respectively, were netted in the amount reported for shares repurchased.

Class R-1 Shares
Shares sold	686,300	$12,209,648	5	$75
Shares repurchased	(73,228)	(1,304,679)	—	—

Net Increase (Decrease)	613,072	$10,904,969	5	$75

Certified Annual Report       19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2004

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2004, the Fund had purchase and sale transactions of investment securities (excluding short term securities) of $1,424,134,860 and $288,552,278, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,422,804,559

Gross unrealized appreciation on a tax basis	$114,777,389
Gross unrealized depreciation on a tax basis	(21,510,495)

Net unrealized appreciation (depreciation) on investments (tax basis)	$93,266,894

Distributable earnings – ordinary income	$6,417,511

At September 30, 2004, the Fund had tax basis capital losses of $7,110,004, which may be carried over to offset future capital gains. To the extent such carry forwards are used in future years, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2011.

The Fund utilized $6,990,644 of its capital loss carry forward for the year ended September 30, 2004.

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $539,429 and increased accumulated net realized loss by $539,429. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency losses.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

During the year ended September 30, 2004, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

CONTRACTS TO SELL:

37,000,000	Euro Dollar for 44,845,110 USD, October 6, 2004	$(1,097,618)
41,000,000	Euro Dollar for 48,664,540 USD, October 15, 2004	(2,241,600)
15,000,000	Euro Dollar for 18,333,150 USD, February 10, 2005	(288,605)
60,000,000,000	Korean Won for 51,533,331 USD, February 24, 2005	(294,313)
335,500,000	Mexican Peso for 29,332,051 USD, October 5, 2004	(108,687)
200,000,000	Mexican Peso for 17,098,401 USD, December 14, 2004	(238,885)
41,000,000	Mexican Peso for 3,467,524 USD, January 10, 2005	(70,755)

Unrealized loss from forward exchange contracts.		(4,340,463)

864,000,000	Indian Rupee for 19,667,653 USD, October 5, 2004	847,133
625,000,000	Indian Rupee for 13,763,488 USD, November 16, 2004	190,351

Unrealized gain from forward exchange contracts.		1,037,484

Net unrealized gain (loss) from forward exchange contracts		$(3,302,979)

20         Certified Annual Report

FINANCIAL HIGHLIGHTS
Thornburg International Value Fund

	Year Ended			Period Ended
	September 30,			September 30,
Class I Shares:	2004	2003	2002	2001(b)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$15.13	$11.96	$12.40	$14.63

Income from investment operations:
Net investment income	0.24	0.14	0.10	0.11
Net realized and unrealized gain (loss) on investments	3.11	3.03	(0.54)	(2.21)

Total from investment operations	3.35	3.17	(0.44)	(2.10)

Less dividends from:
Net investment income	—	—	—	(0.08)
Return of capital	—	—	—	(0.05)

Total dividends	—	—	—	(0.13)

Change in net asset value	3.35	3.17	(0.44)	(2.23)
NET ASSET VALUE, end of period	$18.48	$15.13	$11.96	$12.40

RATIOS/SUPPLEMENTAL DATA
Total return (c)	22.14%	26.51%	(3.55)%	(14.50)%
Ratios to average net assets:
Net investment income	1.35%	1.07%	0.71%	1.57	%(a)
Expenses, after expense reductions	0.99%	0.99%	0.99%	0.97	%(a)
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99%	—
Expenses, before expense reductions	1.11%	1.25%	1.28%	1.38	%(a)
Portfolio turnover rate	35.84%	58.35%	28.39%	61.05%
Net assets at end of period (000)	$293,583	$33,511	$19,187	$11,249

(a)	Annualized.

(b)	Effective date of Class I Shares was March 30, 2001.

(c)	Total return is not annualized for periods less than one year.

+ Based on weighted average shares outstanding.

Certified Annual Report        21

SCHEDULE OF INVESTMENTS
Thornburg International Value Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-657, CLASS B — 885-215-616, CLASS C — 885-215-640, CLASS I — 885-215-566, CLASS R-1 — 885-215-525

NASDAQ SYMBOLS: CLASS A — TGVAX, CLASS B — THGBX, CLASS C — THGCX, CLASS I — TGVIX, CLASS R-1 — TGVRX

	Shares/
	Principal Amount	Value
COMMON STOCKS - 93.20%
AUTOMOBILES & COMPONENTS (5.30%)
Bayerische Motoren Werke AG	380,376	$15,634,187
Hero Honda Motors Ltd.	1,536,700	14,998,648
Hyundai Motor Co.	496,300	22,886,261
Magna International Inc.	191,700	14,201,136
Toyota Motor Corp.	312,600	11,971,251
BANKS (13.10%)
Bank of Fukuoka Ltd.	6,553,300	31,281,236
Bank of Ireland	2,160,500	29,081,564
Barclays plc	3,547,600	34,026,472
Kookmin Bank	632,200	20,011,889
Lloyds TSB Group plc	4,398,900	34,350,361
Mitsubishi Tokyo Financial Group	4,335	36,152,865
Shinhan Financial Group Co.	813,600	14,060,478
CAPITAL GOODS (1.70%)
Embraer Brasileira de Aeronaut	295,895	1,945,724
Embraer Brasileira de Aeronaut ADR	902,455	23,824,812
CONSUMER DURABLES & APPAREL (8.70%)
Adidas-Salomon AG	268,521	37,461,533
Burberry Group plc	5,012,946	33,792,920
Merloni Elettrodomestici S.p.A.	1,488,134	24,484,550
Puma AG	134,871	36,127,940
DIVERSIFIED FINANCIALS (7.20%)
Deutsche Boerse AG	555,709	28,098,906
Euronext NV	1,130,311	32,155,647
UBS AG	686,680	48,393,804
ENERGY (6.60%)
BP Amoco ADR	592,900	34,109,537
Gail India Ltd.	4,405,000	18,314,971
Petroleo Brasileiro SA ADR	1,329,200	46,854,300
FOOD BEVERAGE & TOBACCO (3.70%)
Cadbury Schweppes plc	4,023,041	30,942,101
Korean Tobacco & Ginseng Corp.	965,700	25,536,748
FOOD & STAPLES RETAILING (3.20%)
Tesco plc	9,386,853	48,456,504

22        Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2004

	Shares/
	Principal Amount	Value
INSURANCE (3.10%)
ACE Ltd.	843,000	$33,770,580
Alea Group Holdings Ltd.	1,514,600	5,838,267
Ping An Insurance Group Co. +	4,863,000	7,140,374
MATERIALS (4.00%)
Givaudan AG	62,060	37,765,917
MMC Norilsk Nickel ADR	369,500	23,463,250
MEDIA (5.90%)
News Corp. Ltd.ADR	904,700	29,737,489
Rogers Communications Inc.	1,580,300	31,961,965
Shaw Communications	1,657,600	27,656,144
PHARMACEUTICALS & BIOTECHNOLOGY (5.00%)
Bachem Holding AG	85,893	4,448,738
Gedeon Richter RT	236,943	28,433,875
Novartis AG ADR	922,000	43,029,740
RETAILING (6.90%)
FamilyMart Co. Ltd.	1,172,500	31,441,876
Kingfisher plc	7,367,675	41,099,823
Wal Mart De Mexico	9,194,900	31,220,344
SOFTWARE & SERVICES (3.30%)
Amdocs Ltd. +	1,330,800	29,051,364
Infosys Technologies Ltd.	562,400	20,775,343
TECHNOLOGY — HARDWARE & EQUIPMENT (4.50%)
Canon Inc.	714,200	33,572,812
NEC Electronics Corp.	290,300	14,831,789
Samsung Electronics Co. Ltd.	51,000	20,284,846
TELECOMMUNICATION SERVICES (7.00%)
America Movil S.A. de C.V.	742,100	28,964,163
Portugal Telecom SGPS SA	3,178,500	35,009,027
SK Telecom Co. Ltd.	32,547	4,960,485
Vodafone Group plc	862,500	2,064,245
Vodafone Group plc ADR	1,477,900	35,632,169
TRANSPORTATION (2.80%)
China Merchants Hldgs. Intl. Co. Ltd.	6,430,400	9,689,181
Fraport AG +	987,182	32,962,659
UTILITIES (1.20%)
Datang International Power Generation Co. Ltd.	22,895,800	18,644,071

TOTAL COMMON STOCKS (Cost $1,319,140,443)		1,412,606,881

Certified Annual Report        23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2004

	Shares/
	Principal Amount	Value
SHORT TERM INVESTMENTS - 6.80%
American General Finance Corp., 1.81% due 10/4/2004	$15,000,000	$14,997,737
American General Finance Corp., 1.79% due 10/5/2004	9,000,000	8,998,210
American General Finance Corp., 1.81% due 10/8/2004	5,000,000	4,998,240
American General Finance Corp., 1.82% due 10/8/2004	10,000,000	9,996,461
American General Finance Corp., 1.82% due 10/12/2004	10,000,000	9,994,439
American General Finance Corp., 1.81% due 10/14/2004	25,000,000	24,983,660
Lasalle Bank Corp., 1.70% due 10/1/2004	14,500,000	14,500,000
Lasalle Bank Corp., 1.67% due 10/7/2004	15,000,000	14,995,825

TOTAL SHORT TERM INVESTMENTS (Cost $103,464,572)		103,464,572

TOTAL INVESTMENTS (100%) (Cost $1,422,605,015)		$1,516,071,453

+ Non-income producing.

See notes to financial statements.

INDUSTRY EXPOSURE
As of 9/30/04

Banks	13.1%
Consumer Durables & Apparel	8.7%
Diversified Financials	7.2%
Telecommunication Services	7.0%
Retailing	6.9%
Energy	6.6%
Media	5.9%
Automobiles & Components	5.3%
Pharmaceuticals & Biotechnology	5.0%
Technology Hardware & Equipment	4.5%
Materials	4.0%
Food, Beverage & Tobacco	3.7%
Software & Services	3.3%
Food & Staples Retailing	3.2%
Insurance	3.1%
Transportation	2.8%
Capital Goods	1.7%
Utilities	1.2%
Short-term Investments	6.8%

COUNTRY EXPOSURE
As of 9/30/04

U.K.	19.4%
Japan	10.5%
Germany	9.9%
Switzerland	8.8%
South Korea	7.1%
Canada	4.9%
Brazil	4.8%
Mexico	4.0%
India	3.6%
Bermuda	2.6%
China	2.3%
Portugal	2.3%
France	2.1%
Australia	2.0%
U.S.	1.9%
Ireland	1.9%
Hungary	1.9%
Italy	1.6%
Russia	1.6%
Short-term Investments	6.8%

24        Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Value Fund

To the Trustees and Class I Shareholders of
Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

Certified Annual Report       25

EXPENSE EXAMPLE
Thornburg International Value Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 90-day redemption fee on Class I shares; and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/1/04	9/30/04	4/1/04–9/30/04
Class I Shares
Actual	$1,000.00	$998.40	$4.95
Hypothetical*	$1,000.00	$1,020.04	$5.01

†Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

* Hypothetical assumes a rate of return of 5% per year before expenses.

26        Certified Annual Report

INDEX COMPARISON
Thornburg International Value Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg International Value Fund versus MSCI EAFE Index (March 30, 2001 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For periods ended September 30, 2004

			Since
	1Yr	3Yrs	Inception
I Shares (Incep: 03/30/01)	22.14%	14.22%	7.16%
MSCI EAFE Index (Since: 03/30/01)	22.08%	9.12%	2.91%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated separately: without dividends, with gross dividends reinvested and estimated tax withheld, and with gross dividends reinvested, in both U.S. dollars and local currency. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report        27

TRUSTEES AND OFFICERS Thornburg International Value Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly,Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

28        Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg International Value Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report        29

TRUSTEES AND OFFICERS, CONTINUED
Thornburg International Value Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst,A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30        Certified Annual Report

OTHER INFORMATION (UNAUDITED)
Thornburg International Value Fund	September 30, 2004

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg International Value Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	—	—
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	—	—
Thornburg Value Fund	64,672,758.966	447,696.934	—	—
Thornburg International Value Fund	59,954,867.369	1,241,990.622	—	—
Thornburg Core Growth Fund	6,135,097.039	21,483.205	—	—
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	—	—
Total:	345,469,631.406	3,282,138.627	—	—

Certified Annual Report        31

OTHER INFORMATION (UNAUDITED), CONTINUED
Thornburg International Value Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	—	—
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	—	—
Thornburg Value Fund	64,673,309.598	447,696.934	—	—
Thornburg International Value Fund	60,746,833.041	450,024.950	—	—
Thornburg Core Growth Fund	6,132,382.888	24,197.356	—	—
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	—	—
Total:	346,235,149.064	2,517,171.301	—	—
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	—	—
Thornburg Value Fund	64,693,947.421	446,508.479	—	—
Thornburg International Value Fund	60,752,533.146	444,324.845	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	—	—
Total:	346,310,480.812	2,461,288.921	—	—
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	—	—
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	—	—
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	—	—
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	—	—
Thornburg Value Fund	64,599,511.493	520,944.407	—	—
Thornburg International Value Fund	60,724,718.843	472,139.148	—	—
Thornburg Core Growth Fund	6,134,780.624	21,799.620	—	—
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	—	—
Total:	346,159,119.642	2,592,650.361	—	—
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	—	—
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	—	—

32        Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED
Thornburg International Value Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Value Fund	64,679,778.577	440,677.323	—	—
Thornburg International Value Fund	60,742,583.265	454,274.726	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	—	—
Total:	346,285,090.525	2,466,679.208	—	—
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	—	—
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	—	—
Thornburg Value Fund	64,681,039.437	439,416.463	—	—
Thornburg International Value Fund	60,010,455.736	1,186,402.255	—	—
Thornburg Core Growth Fund	6,131,956.015	24,624.229	—	—
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	—	—
Total:	345,556,209.517	3,195,560.216	—	—
Owen D.Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	—	—
Thornburg Value Fund	64,674,135.776	446,320.124	—	—
Thornburg International Value Fund	60,684,276.889	512,581.102	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	—	—
Total:	346,178,126.548	2,573,643.185	—	—
James W.Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	—	—
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	—	—
Thornburg Value Fund	64,683,895.944	436,559.906	—	—
Thornburg International Value Fund	60,726,245.097	470,612.894	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	—	—
Total:	346,278,127.848	2,497,641.885	—	—

Certified Annual Report        33

OTHER INFORMATION (UNAUDITED), CONTINUED
Thornburg International Value Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	—
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	—
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	—
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	—
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	—
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	—
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	—
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	—
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	—
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	—
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	—
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	—
Totals	344,763,402.818	1,523,862.247	2,464,365.668	—

34        Certified Annual Report

Thornburg Core Growth Fund

September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report 9

Letter to Shareholders

Alex M.V. Motola, CFA
Portfolio Manager

October 20, 2004

Dear Fellow Shareholder:

The Thornburg Core Growth Fund class A shares rose 0.74% in the third quarter, declined 0.46% year to date (2004) and increased in value by 7.52% over the past twelve months. The Nasdaq Composite declined 7.24% in the third quarter, declined 4.98% for the year, and rose 6.71% over the past twelve months. The Russell 1000 Growth declined 5.23% in the third quarter, declined 2.63% to date, and rose 7.51% over the past twelve months. The median Lipper Multi-Cap Growth Fund lost 4.53% in the third quarter, 1.05% year to date, and gained 9.69% over the past twelve months.

Since the inception of this Fund, our goal has been to provide competitive returns in all market environments. Our approach to realize this goal has been to own a diversified yet concentrated portfolio of promising, well-researched companies. I think, so far, we have delivered on this goal, and we continue to improve our investment process incrementally. Since the Fund started in late 2000, we have had consistent success relative to our benchmarks and peer group. The Thornburg Core Growth Fund also received recognition from Lipper for consistent returns that topped the multi-cap growth category.

Over the past twelve months, our biggest contributors to total return have been a blend of long-term holdings, recent buys, and participation in two initial public offerings (IPOs). Of the top ten performers, three are long-term holdings that remain in the Fund. UnitedHealth Group, which was purchased when we started the Fund in December 2000, has rewarded shareholders over the past months. Two other contributors, Affiliated Managers Group and Gilead Sciences, have been held longer than two years.

Gilead Sciences returned 33% over the past twelve months, outperforming our benchmark indices as well as the Fund as a whole. Concerns surrounding the company’s drug Viread, a treatment for HIV, had the shares down from their peak in mid 2003. Pharmaceutical distributors, like Cardinal Health, were stocking the drug ahead of announced price increases. This caused volatility in reported sales of Viread; the second quarter of 2003 was an “inventory stocking” period where Viread sales were much higher than demand would have predicted ($167m); the third quarter of 2003 saw an “inventory draw-down” which led to lower sales than expected ($115m). While the stock did trade down during that period, we remained confident in our investment thesis and were able to buy additional shares in November, December and January.

We have been excited about Viread for some time. The drug, which launched in 2001, is one of the three parts of the AIDS cocktail. Viread has shown better efficacy and a better side effect profile than competing drugs and is only required to be taken once daily, easing the treatment regimen for HIV-infected patients (source: Gilead Study 934). Our conversations with doctors have confirmed how important it is to prescribe a treatment regimen that is easy for patients to follow. While Viread is already the most-prescribed HIV drug, Gilead should continue to gain share in the HIV market with their combination pill Truvada, which was launched during the most recent quarter. That pill combines two parts of the AIDS cocktail in a single pill taken once daily. Truvada and a yet unnamed future product that will combine all three components of the AIDS cocktail should, in our opinion, allow Gilead to create a billion-dollar HIV-treatment franchise and grow profitably as they continue to work on their early stage pipeline.

10 Certified Annual Report

Growth investors rarely participate in commodity rallies. The Fund did own Evergreen Resources, which was acquired in September of 2004 (the deal was announced in May of 2004, and we sold shortly thereafter — the premium was virtually non-existent; the acquirer, Pioneer, held no attraction for us; and there was almost no merger arbitrage opportunity). This was actually a disappointment, since Evergreen had scarce assets and little premium was paid. Although the stock did not ultimately reach our target price before we sold it, we profited from the stock’s rise. Two IPOs helped performance, both recently — NAVTEQ and Google. NAVTEQ provides digital map database software for use in many vehicle navigation systems, geographic information systems, and location-based services. NAVTEQ has over 90% market share in the United States, and nearly as much in Europe.

We bought Google at its IPO. Conventional wisdom indicated that their auction-based IPO process was ridiculous, and supposedly, investment professionals knew better than to get involved. I guess we didn’t know better, because we felt that this was a chance to do a couple of neat things — we got to value a company without any guidance from investment banks and put in tiered bids (i.e., we could put in orders for different share amounts at different prices). We had a chance to get a material allocation of a high quality IPO. This was an opportunity to truly practice our craft — analyzing and valuing growth companies. As Google was nearing our price target, we sold it, so you won’t see it in the portfolio today. However, we continue to closely monitor Google’s developments.

Of the ten stocks that hurt performance the most over the past twelve months, only two remain in the portfolio as of this writing: ASE Test and NetEase. In fact, we sold NetEase to recognize the capital loss and repurchased it just over 30 days later. Because we like the company’s end markets and wanted to remain exposed to the strong growth there, we purchased Shanda when we sold NetEase. Shanda has been one of the best performing stocks in the portfolio since it was added.

Looking over the ten worst performing stocks, the focal points are semiconductors and Asia. We have stayed away from semiconductors throughout much of the life of this Fund, but the lesson that cheap stocks can get cheaper hasn’t changed over the past year. More recently, I rationalized some of the semiconductor holdings, and performance has improved on a relative basis.

We sold ten stocks during the course of the third quarter: NetEase, Samsung, E*Trade, Silicon Labs, Life Time Fitness, Mobile Telesystems, Platinum Underwriters, August Technologies, Google, and Martek Biosciences. Of these ten sales, only two were sold because they hit their target prices. Six of the stocks were sold based on deteriorating fundamentals — situations where we proactively sold the stocks before the adverse situation changes became apparent to the market. To me, this is a very important part of our investment approach — we want to sell stocks when our investment thesis is violated. This continued adherence to our buy and sell discipline helps the Thornburg Core Growth Fund differentiate itself from its competition.

In addition to NetEase and Google, Martek Biosciences was also bought and sold in the quarter. Martek Biosciences was purchased based on several factors: demand for the company’s product exceeding their ability to meet it, patent protection of a value-added product, and valuation. It was sold because our opinion changed regarding the rate the company would be able to add capacity. From my perspective, this was a good investment because (1) given a similar situation in the future, we would invest, (2) we had a developed thesis and were able to evaluate the progress of the company to that thesis, and (3) we ultimately decided we were wrong and sold the stock at a modest profit.

Certified Annual Report 11

Letter to Shareholders

Continued

Other stocks purchased during the quarter include Cymer Inc., Shenzen Chiwan Wharf Holdings Ltd., SBA Communications Corp., Imax Corp., and Pfizer Inc.

Stocks received at their IPOs contributed positively to the results for the quarter and the trailing twelve-month results. As a result of the Fund’s participation in the new offering market, performance improved by 1.73% for the quarter and 2.39% for the fiscal year ended September 30, 2004. The effects of offerings in prior periods are disclosed in prior quarterly reports. Obviously, we received a material positive benefit by participating in offerings, particularly in the most recent quarter. We continue to pursue our strategy of selectively investing in IPOs with strong fundamentals and attractive valuations.

Our motto is “Core Strategies for Serious Investors.” We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth oriented-investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on trying to maximize long term after-tax returns while controlling risk. We encourage you to learn more about your portfolio. Descriptions of holdings and links to company websites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Regards,

Alexander M.V. Motola, CFA
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

12 Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2004

ASSETS
Investments at value (cost $68,891,434)	$76,097,466
Cash	567,337
Receivable for securities sold	4,514,860
Receivable for fund shares sold	354,346
Dividends receivable	36,282
Prepaid expenses and other assets	27,795

Total Assets	81,598,086

LIABILITIES
Payable for securities purchased	4,222,465
Payable for fund shares redeemed	77,918
Payable to investment advisor and other affiliates (Note 3)	67,085
Accounts payable and accrued expenses	44,700

Total Liabilities	4,412,168

NET ASSETS	$77,185,918

NET ASSETS CONSIST OF:
Undistributed net investment gain (loss)	$(7,546)
Net unrealized appreciation (depreciation) on investments	7,206,032
Accumulated net realized gain (loss)	(2,287,918)
Net capital paid in on shares of beneficial interest	72,275,350

$77,185,918

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($40,899,056 applicable to 3,762,106 shares of beneficial interest outstanding — Note 4)	$10.87
Maximum sales charge, 4.50% of offering price	0.51

Maximum Offering Price Per Share	$11.38

Class C Shares:
Net asset value and offering price per share * ($14,692,659 applicable to 1,397,681 shares of beneficial interest outstanding — Note 4)	$10.51

Class I Shares:
Net asset value, offering and redemption price per share ($21,578,406 applicable to 1,973,687 shares of beneficial interest outstanding — Note 4)	$10.93

Class R-1 Shares:
Net asset value, offering and redemption price per share ($15,798 applicable to 1,450 shares of beneficial interest outstanding — Note 4)	$10.90

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.

Certified Annual Report 13

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2004

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $11,947)	$148,565
Interest income	10,660

Total Income	159,225

EXPENSES
Investment advisory fees (Note 3)	578,186
Administration fees (Note 3)
Class A Shares	49,470
Class C Shares	15,158
Class I Shares	7,187
Class R-1 Shares	3
Distribution and service fees (Note 3)
Class A Shares	99,699
Class C Shares	122,398
Class R-1 Shares	13
Transfer agent fees
Class A Shares	96,030
Class C Shares	32,588
Class I Shares	17,446
Class R-1 Shares	3,106
Registration & filing fees
Class A Shares	10,443
Class C Shares	7,546
Class I Shares	10,245
Class R-1 Shares	14,210
Custodian fees (Note 3)	56,165
Professional fees	18,009
Accounting fees	1,462
Trustee fees	1,707
Other expenses	43,717

Total Expenses	1,184,788
Less:
Expenses reimbursed by investment advisor (Note 3)	(70,059)
Management fees waived by investment advisor (Note 3)	(41,228)
Expenses paid indirectly (Note 3)	(7,015)

Net Expenses	1,066,486

Net Investment Income (Loss)	$(907,261)

14 Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(61,620)
Foreign currency transactions	(7,546)

(69,166)

Net change in unrealized appreciation on:
Investments	3,816,240

Net Realized and Unrealized Gain (Loss) on Investments	3,747,074

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,839,813

See notes to financial statements.

Certified Annual Report 15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment gain (loss)	$(907,261)	$(256,573)
Net realized gain (loss) on investments and foreign currency transactions	(69,166)	2,052,999
Increase (Decrease) in unrealized appreciation on investments	3,816,240	4,261,917

Net Increase (Decrease) in Net Assets Resulting from Operations	2,839,813	6,058,343
FUND SHARE TRANSACTIONS — (NOTE 4)
Class A Shares	2,225,643	25,630,774
Class C Shares	7,120,528	4,106,879
Class I Shares	21,612,285	0
Class R-1 Shares	14,604	75

Net Increase (Decrease) in Net Assets	33,812,873	35,796,071
NET ASSETS:
Beginning of year	43,373,045	7,576,974

End of year	$77,185,918	$43,373,045

See notes to financial statements.

16 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2004

NOTE 1 — ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R-1) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R-1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows: Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST, reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to

Certified Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2004

“regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 — INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2004, the Advisor voluntarily waived investment advisory fees of $41,228. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $8,070 for Class A shares, $8,690 for Class C shares, $35,978 for Class I shares, and $17,321 for Class R-1 shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2004, the Distributor has advised the Fund that it earned commissions aggregating $46,601 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $4,560 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R-1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R-1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R-1 shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the Statement of Operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended September 30, 2004, the fees paid indirectly were 7,015.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

At September 30, 2004, 16.3% of the Fund’s shares were owned by the Advisor and other affiliates of the Fund.

18 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2004

NOTE 4 — SHARES OF BENEFICIAL INTEREST

At September 30, 2004 there were an unlimited number of shares of beneficial interest authorized. Sales of Class I shares commenced November 1, 2003. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,600,930	$28,184,218	3,221,438	$29,901,018
Shares repurchased**	(2,423,327)	(25,958,575)	(517,802)	(4,270,244)

Net Increase (Decrease)	177,603	$2,225,643	2,703,636	$25,630,774

**	The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2004 and year ended September 30, 2003, $19,941 and $29,916, respectively, were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold	872,281	$9,164,316	596,335	$5,369,114
Shares repurchased	(199,986)	(2,043,788)	(167,711)	(1,262,235)

Net Increase (Decrease)	672,295	$7,120,528	428,624	$4,106,879

Class I Shares*
Shares sold	2,027,702	$22,189,316	—	$—
Shares repurchased **	(54,015)	(577,031)	—	—

Net Increase (Decrease)	1,973,687	$21,612,285	—	$—

*	Effective date of Class I shares was November 1, 2003.

**	The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the period ended September 30, 2004, $474 was netted in the amount reported for shares repurchased.

Class R-1 Shares
Shares sold	1,444	$14,629	8	$75
Shares repurchased	(2)	(25)	—	—

Net Increase (Decrease)	1,442	$14,604	8	$75

NOTE 5 — SECURITIES TRANSACTIONS

For the year ended September 30, 2004 the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $99,830,216 and $69,909,137, respectively.

NOTE 6 — INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$69,032,910

Gross unrealized appreciation on a tax basis	$9,874,150
Gross unrealized depreciation on a tax basis	(2,809,594)

Net unrealized appreciation (depreciation) on investments (tax basis)	$7,064,556

At September 30, 2004, the Fund did not have any undistributed ordinary net income or undistributed capital gains.

At September 30, 2004, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2003 of $7,546 and $802,518 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

At September 30, 2004, the Fund had tax basis capital losses of $1,343,924, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2010.

The Fund utilized $936,458 of its capital loss carry forward during the year ended September 30, 2004.

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $909,297, decreased accumulated net realized investment (loss) by $7,546, and decreased overdistribution of net investment income (loss) by $901,751. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from net operating loss and currency losses.

Certified Annual Report 19

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund

	Year Ended			Period Ended
	September 30,			September 30,
	2004	2003	2002	2001(c)
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$10.11	$6.45	$7.80	$11.94

Income from investment operations:
Net investment income (loss)	(0.15)	(0.13)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	0.90	3.77	(1.23)	(4.06)

Total from investment operations	0.75	3.64	(1.35)	(4.14)

Redemption fees added to paid in capital	0.01	0.02	—	—

Change in net asset value	0.76	3.66	(1.35)	(4.14)
NET ASSET VALUE, end of period	$10.87	$10.11	$6.45	$7.80

RATIOS/SUPPLEMENTAL DATA
Total return (a)	7.52%	56.74%	(17.31)%	(34.67)%
Ratios to average net assets:
Net investment income (loss)	(1.37)%	(1.43)%	(1.44)%	(1.02)	%(b)
Expenses, after expense reductions	1.62%	1.65%	1.64%	1.71	%(b)
Expenses, after expense reductions and net of custody credits	1.61%	1.63%	1.63%	—
Expenses, before expense reductions	1.70%	2.03%	2.39%	2.80	%(b)
Portfolio turnover rate	108.50%	102.91%	212.17%	126.15%
Net assets at end of period (000)	$40,899	$36,247	$5,685	$6,337

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 27, 2000.

+	Based on weighted average shares outstanding.

20 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

		Year Ended		Period Ended
		September 30,		September 30,
	2004	2003	2002	2001(b)
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$9.85	$6.38	$7.76	$11.94

Income from investment operations:
Net investment income (loss)	(0.22)	(0.18)	(0.18)	(0.13)
Net realized and unrealized gain (loss) on investments	0.88	3.65	(1.20)	(4.05)

Total from investment operations	0.66	3.47	(1.38)	(4.18)

Change in net asset value	0.66	3.47	(1.38)	(4.18)
NET ASSET VALUE, end of period	$10.51	$9.85	$6.38	$7.76

RATIOS/SUPPLEMENTAL DATA
Total return (c)	6.70%	54.39%	(17.78)%	(35.01)%
Ratios to average net assets:
Net investment income (loss)	(2.13)%	(2.19)%	(2.19)%	(1.78)	%(a)
Expenses, after expense reductions	2.38%	2.40%	2.39%	2.49	%(a)
Expenses, after expense reductions and net of custody credits	2.37%	2.38%	2.38%	—
Expenses, before expense reductions	2.52%	3.35%	3.45%	4.43	%(a)
Portfolio turnover rate	108.50%	102.91%	212.17%	126.15%
Net assets at end of period (000)	$14,693	$7,146	$1,892	$2,216

(a)	Annualized.

(b)	Fund commenced operations on December 27, 2000.

(c)	Total return is not annualized for periods less than one year.

+	Based on weighted average shares outstanding.

Certified Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Period Ended
	September 30,
	2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.87

Income from investment operations:
Net investment income (loss)	(0.08)
Net realized and unrealized gain (loss) on investments	0.14

Total from investment operations	0.06

Change in net asset value	0.06
NET ASSET VALUE, end of period	$10.93

RATIOS/SUPPLEMENTAL DATA
Total return (a)	0.55%
Ratios to average net assets:
Net investment income (loss)	(0.74)	%(b)
Expenses, after expense reductions	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)
Expenses, before expense reductions	1.31	%(b)
Portfolio turnover rate	108.50%
Net assets at end of period (000)	$21,578

(a)	Total Return is not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

22 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended	Period Ended
	September 30,	September 30,
	2004	2003(c)
Class R-1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.11	$9.59

Income from investment operations:
Net investment income (loss)	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments	0.91	0.55

Total from investment operations	0.79	0.52

Change in net asset value	0.79	0.52
NET ASSET VALUE, end of period	$10.90	$10.11

RATIOS/SUPPLEMENTAL DATA
Total return (a)	7.81%	5.42%
Ratios to average net assets:
Net investment income (loss)	(1.17)%	(1.06)	%(b)
Expenses, after expense reductions	1.50%	1.65	%(b)
Expenses, after expense reductions and net of custody credits	1.49%	1.65	%(b)
Expenses, before expense reductions	722.79%*	22,219.77	%(b)*
Portfolio turnover rate	108.50%	102.91%
Net assets at end of period (000)	$16	$—	(d)

(a)	Total Return is not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R-1 Shares was July 1, 2003.

(d)	Net assets at end of year were less than $1,000.

*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

Certified Annual Report 23

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-582, CLASS C — 885-215-574, CLASS I — 885-215-475, CLASS R-1 — 885-215-517
NASDAQ SYMBOLS: CLASS A — THCGX , CLASS C — TCGCX, CLASS I — THIGX, CLASS R-1 THCRX

	Shares	Value
COMMON STOCKS — 100.00%
CONSUMER DURABLES & APPAREL (6.50%)
Carter’s Inc. +	79,400	$2,198,586
Tempur-Pedic International Inc. +	183,775	2,754,787
DIVERSIFIED FINANCIALS (9.60%)
Affiliated Managers Group Inc. +	47,725	2,555,196
Capital One Financial Corp.	29,885	2,208,502
Investors Financial Services Corp.	56,505	2,550,071
HEALTH CARE EQUIPMENT & SERVICES (23.30%)
Anthem Inc. +	31,300	2,730,925
Boston Scientific Corp. +	62,920	2,499,812
Caremark Rx Inc. +	72,500	2,325,075
Cytyc Corp. +	95,800	2,313,570
DataTRAK International Inc. +	130,400	1,330,210
eResearch Technology Inc. +	95,000	1,266,350
Golden Meditech Co. Ltd.	3,480,000	754,184
Guidant Corp.	43,000	2,839,720
UnitedHealth Group Inc.	22,375	1,649,932
MEDIA (8.00%)
Comcast Corp. +	80,100	2,236,392
DIRECTV Group Inc. +	158,200	2,782,738
Imax Corp. +	191,700	1,079,271
PHARMACEUTICALS & BIOTECHNOLOGY (10.60%)
Amgen Inc. +	46,900	2,658,292
Gilead Sciences Inc. +	73,500	2,747,430
Pfizer Inc.	86,000	2,631,600
RETAILING (2.50%)
GameStop Corp. +	103,950	1,924,115
SOFTWARE & SERVICES (17.00%)
Amdocs Ltd. +	111,050	2,424,222
Eclipsys Corp. +	158,039	2,465,408
NAVTEQ Corp. +	59,130	2,107,393
Netease.com Inc. +	48,800	1,850,984
Open Solutions Inc. +	71,400	1,782,858
Shanda Interactive Entertainment Ltd. +	95,600	2,294,400
TECHNOLOGY — HARDWARE & EQUIPMENT (13.20%)
ASE Test Ltd. +	239,580	1,257,795
Atheros Communications Inc. +	181,000	1,846,200
Cymer Inc. +	68,800	1,971,808
Dell Inc. +	64,600	2,299,760
Ditech Communications Corp. +	78,400	1,755,376
SBA Communications Corp. +	126,600	886,200

24 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2004

	Shares	Value
TELECOMMUNICATION SERVICES (5.60%)
Nextel Communications Inc. +	112,100	$2,672,464
NII Holdings Inc. +	38,945	1,604,923
TRANSPORTATION (3.70%)
JetBlue Airways Corp. +	64,000	1,338,880
Shenzhen Chiwan Wharf Holdings Ltd.	859,988	1,502,037

TOTAL COMMON STOCKS (Cost $68,891,434)		76,097,466

TOTAL INVESTMENTS (100%) (Cost $68,891,434)		$76,097,466

+ Non-income producing. See notes to financial statements.

INDUSTRY EXPOSURE
As of 9/30/04

Health Care Equipment & Services	23.3%
Software & Services	17.0%
Technology — Hardware & Equipment	13.2%
Pharmaceuticals & Biotechnology	10.6%
Diversified Financials	9.6%
Media	8.0%
Consumer Durables & Apparel	6.5%
Telecommunication Services	5.6%
Transportation	3.7%
Retailing	2.5%

Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Core Growth Fund

To the Trustees and Shareholders of
Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

26 Certified Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares,

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase,

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase,

(d) a 90-day redemption fee on Class A and Class I shares; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/1/04	9/30/04	4/1/04–9/30/04
Class A Shares
Actual	$1,000.00	$989.10	$8.10
Hypothetical*	$1,000.00	$1,016.85	$8.22
Class C Shares
Actual	$1,000.00	$985.00	$11.73
Hypothetical*	$1,000.00	$1,013.18	$11.90
Class I Shares
Actual	$1,000.00	$991.80	$4.93
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R-1 Shares
Actual	$1,000.00	$990.90	$7.40
Hypothetical*	$1,000.00	$1,017.57	$7.50

†Expenses are equal to the annualized expense ratio for each class (A: 1.63%; C: 2.36%; I: 0.99%; and R-1: 1.49%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report 27

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Core Growth Fund versus NASDAQ Composite Index (December 27, 2000 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For periods ended September 30, 2004 (with sales charge)

			Since
	1 Yr	3 Yrs	Inception
A Shares (Incep: 12/27/00)	2.64%	9.99%	-3.65%
C Shares (Incep: 12/27/00)	5.70%	10.64%	-3.33%
R-1 Shares (Incep: 7/01/03)	7.81%	—	10.77%
NASDAQ Composite Index (Since: 12/27/00)	6.71%	8.64%	-7.07%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R-1 shares.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

28 Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001 — 2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield,Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)
Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly,Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974 – 1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report 29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director,Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999 – 2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995 – 2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999 – 2002; Sales Representative, Solomon Smith Barney 1996 – 1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996 – 1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

30 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003 – 2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998 – 2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001 – 2002; Oil Analyst, A.G. Edwards 1997 – 2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002 – 2004; Associate, Lehman Brothers, 1997 – 2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report 31

OTHER INFORMATION (UNAUDITED)

Thornburg Core Growth Fund	September 30, 2004

PORTFOLIO PROXY VOTING
 Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Core Growth Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	—	—
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	—	—
Thornburg Value Fund	64,672,758.966	447,696.934	—	—
Thornburg International Value Fund	59,954,867.369	1,241,990.622	—	—
Thornburg Core Growth Fund	6,135,097.039	21,483.205	—	—
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	—	—
Total:	345,469,631.406	3,282,138.627	—	—
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—

32 Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Core Growth Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	—	—
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	—	—
Thornburg Value Fund	64,673,309.598	447,696.934	—	—
Thornburg International Value Fund	60,746,833.041	450,024.950	—	—
Thornburg Core Growth Fund	6,132,382.888	24,197.356	—	—
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	—	—
Total:	346,235,149.064	2,517,171.301	—	—
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	—	—
Thornburg Value Fund	64,693,947.421	446,508.479	—	—
Thornburg International Value Fund	60,752,533.146	444,324.845	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	—	—
Total:	346,310,480.812	2,461,288.921	—	—
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	—	—
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	—	—
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	—	—
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	—	—
Thornburg Value Fund	64,599,511.493	520,944.407	—	—
Thornburg International Value Fund	60,724,718.843	472,139.148	—	—
Thornburg Core Growth Fund	6,134,780.624	21,799.620	—	—
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	—	—
Total:	346,159,119.642	2,592,650.361	—	—
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	—	—
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	—	—
Thornburg Value Fund	64,679,778.577	440,677.323	—	—
Thornburg International Value Fund	60,742,583.265	454,274.726	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—

Certified Annual Report 33

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Core Growth Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	—	—
Total:	346,285,090.525	2,466,679.208	—	—
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	—	—
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	—	—
Thornburg Value Fund	64,681,039.437	439,416.463	—	—
Thornburg International Value Fund	60,010,455.736	1,186,402.255	—	—
Thornburg Core Growth Fund	6,131,956.015	24,624.229	—	—
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	—	—
Total:	345,556,209.517	3,195,560.216	—	—
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	—	—
Thornburg Value Fund	64,674,135.776	446,320.124	—	—
Thornburg International Value Fund	60,684,276.889	512,581.102	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	—	—
Total:	346,178,126.548	2,573,643.185	—	—
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	—	—
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	—	—
Thornburg Value Fund	64,683,895.944	436,559.906	—	—
Thornburg International Value Fund	60,726,245.097	470,612.894	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	—	—
Total:	346,278,127.848	2,497,641.885	—	—

34 Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Core Growth Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	—
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	—
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	—
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	—
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	—
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	—
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	—
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	—
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	—
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	—
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	—
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	—
Totals	344,763,402.818	1,523,862.247	2,464,365.668	—

Certified Annual Report 35

Thornburg Core Growth Fund
I Shares – September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report 9

Letter to Shareholders

Alex M.V. Motola, CFA
Portfolio Manager

October 20, 2004

Dear Fellow Shareholder:

The Thornburg Core Growth Fund class I shares rose 0.92% in the third quarter and have had no change year to date (your I shares were introduced November 1, 2003). The Nasdaq Composite declined 7.24% in the third quarter and declined 4.98% for the year. The Russell 1000 Growth declined 5.23% in the third quarter and declined 2.63% to date. The median Lipper Multi-Cap Growth Fund lost 4.53% in the third quarter and 1.05% year to date.

Since the inception of this Fund, our goal has been to provide competitive returns in all market environments. Our approach to realize this goal has been to own a diversified yet concentrated portfolio of promising, well-researched companies. I think, so far, we have delivered on this goal, and we continue to improve our investment process incrementally. Since the Fund started in late 2000, we have had consistent success relative to our benchmarks and peer group. The Thornburg Core Growth Fund also received recognition from Lipper for consistent returns that topped the multi-cap growth category.

Over the past twelve months, our biggest contributors to total return have been a blend of long-term holdings, recent buys, and participation in two initial public offerings (IPOs). Of the top ten performers, three are long-term holdings that remain in the Fund. UnitedHealth Group, which was purchased when we started the Fund in December 2000, has rewarded shareholders over the past months. Two other contributors, Affiliated Managers Group and Gilead Sciences, have been held longer than two years.

Gilead Sciences returned 33% over the past twelve months, outperforming our benchmark indices as well as the Fund as a whole. Concerns surrounding the company’s drug Viread, a treatment for HIV, had the shares down from their peak in mid 2003. Pharmaceutical distributors, like Cardinal Health, were stocking the drug ahead of announced price increases. This caused volatility in reported sales of Viread; the second quarter of 2003 was an “inventory stocking” period where Viread sales were much higher than demand would have predicted ($167m); the third quarter of 2003 saw an “inventory draw-down” which led to lower sales than expected ($115m). While the stock did trade down during that period, we remained confident in our investment thesis and were able to buy additional shares in November, December and January.

We have been excited about Viread for some time. The drug, which launched in 2001, is one of the three parts of the AIDS cocktail. Viread has shown better efficacy and a better side effect profile than competing drugs and is only required to be taken once daily, easing the treatment regimen for HIV-infected patients (source: Gilead Study 934). Our conversations with doctors have confirmed how important it is to prescribe a treatment regimen that is easy for patients to follow. While Viread is already the most-prescribed HIV drug, Gilead should continue to gain share in the HIV market with their combination pill Truvada, which was launched during the most recent quarter. That pill combines two parts of the AIDS cocktail in a single pill taken once daily. Truvada and a yet unnamed future product that will combine all three components of the AIDS cocktail should, in our opinion, allow Gilead to create a billion-dollar HIV-treatment franchise and grow profitably as they continue to work on their early stage pipeline.

Growth investors rarely participate in commodity rallies. The Fund did own Evergreen Resources, which was acquired in September of 2004 (the deal was announced in May of 2004, and we sold shortly thereafter – the premium was virtually non-existent; the acquirer,

10 Certified Annual Report

Pioneer, held no attraction for us; and there was almost no merger arbitrage opportunity). This was actually a disappointment, since Evergreen had scarce assets and little premium was paid. Although the stock did not ultimately reach our target price before we sold it, we profited from the stock’s rise. Two IPOs helped performance, both recently – NAVTEQ and Google. NAVTEQ provides digital map database software for use in many vehicle navigation systems, geographic information systems, and location-based services. NAVTEQ has over 90% market share in the United States, and nearly as much in Europe.

We bought Google at its IPO. Conventional wisdom indicated that their auction-based IPO process was ridiculous, and supposedly, investment professionals knew better than to get involved. I guess we didn’t know better, because we felt that this was a chance to do a couple of neat things – we got to value a company without any guidance from investment banks and put in tiered bids (i.e., we could put in orders for different share amounts at different prices). We had a chance to get a material allocation of a high quality IPO. This was an opportunity to truly practice our craft – analyzing and valuing growth companies. As Google was nearing our price target, we sold it, so you won’t see it in the portfolio today. However, we continue to closely monitor Google’s developments.

Of the ten stocks that hurt performance the most over the past twelve months, only two remain in the portfolio as of this writing: ASE Test and NetEase. In fact, we sold NetEase to recognize the capital loss and repurchased it just over 30 days later. Because we like the company’s end markets and wanted to remain exposed to the strong growth there, we purchased Shanda when we sold NetEase. Shanda has been one of the best performing stocks in the portfolio since it was added.

Looking over the ten worst performing stocks, the focal points are semiconductors and Asia. We have stayed away from semiconductors throughout much of the life of this Fund, but the lesson that cheap stocks can get cheaper hasn’t changed over the past year. More recently, I rationalized some of the semiconductor holdings, and performance has improved on a relative basis.

We sold ten stocks during the course of the third quarter: NetEase, Samsung, E*Trade, Silicon Labs, Life Time Fitness, Mobile Telesystems, Platinum Underwriters, August Technologies, Google, and Martek Biosciences. Of these ten sales, only two were sold because they hit their target prices. Six of the stocks were sold based on deteriorating fundamentals – situations where we proactively sold the stocks before the adverse situation changes became apparent to the market. To me, this is a very important part of our investment approach – we want to sell stocks when our investment thesis is violated. This continued adherence to our buy and sell discipline helps the Thornburg Core Growth Fund differentiate itself from its competition.

In addition to NetEase and Google, Martek Biosciences was also bought and sold in the quarter. Martek Biosciences was purchased based on several factors: demand for the company’s product exceeding their ability to meet it, patent protection of a value-added product, and valuation. It was sold because our opinion changed regarding the rate the company would be able to add capacity. From my perspective, this was a good investment because (1) given a similar situation in the future, we would invest, (2) we had a developed thesis and were able to evaluate the progress of the company to that thesis, and (3) we ultimately decided we were wrong and sold the stock at a modest profit.

Other stocks purchased during the quarter include Cymer Inc., Shenzen Chiwan Wharf Holdings Ltd., SBA Communications Corp., Imax Corp., and Pfizer Inc.

Certified Annual Report 11

Letter to Shareholders
      Continued

Stocks received at their IPOs contributed positively to the results for the quarter and the trailing twelve-month results. As a result of the Fund’s participation in the new offering market, performance improved by 1.73% for the quarter and 2.39% for the fiscal year ended September 30, 2004. The effects of offerings in prior periods are disclosed in prior quarterly reports. Obviously, we received a material positive benefit by participating in offerings, particularly in the most recent quarter. We continue to pursue our strategy of selectively investing in IPOs with strong fundamentals and attractive valuations.

Our motto is “Core Strategies for Serious Investors.” We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth oriented-investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on trying to maximize long term after-tax returns while controlling risk. We encourage you to learn more about your portfolio. Descriptions of holdings and links to company websites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Regards,

Alexander M.V. Motola, CFA
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

12 Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2004

ASSETS
Investments at value (cost $68,891,434)	$76,097,466
Cash	567,337
Receivable for securities sold	4,514,860
Receivable for fund shares sold	354,346
Dividends receivable	36,282
Prepaid expenses and other assets	27,795

Total Assets	81,598,086

LIABILITIES
Payable for securities purchased	4,222,465
Payable for fund shares redeemed	77,918
Payable to investment advisor and other affiliates (Note 3)	67,085
Accounts payable and accrued expenses	44,700

Total Liabilities	4,412,168

NET ASSETS	$77,185,918

NET ASSETS CONSIST OF:
Undistributed net investment gain (loss)	$(7,546)
Net unrealized appreciation (depreciation) on investments	7,206,032
Accumulated net realized gain (loss)	(2,287,918)
Net capital paid in on shares of beneficial interest	72,275,350

$77,185,918

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($40,899,056 applicable to 3,762,106 shares of beneficial interest outstanding — Note 4)	$10.87
Maximum sales charge, 4.50% of offering price	0.51

Maximum Offering Price Per Share	$11.38

Class C Shares:
Net asset value and offering price per share * ($14,692,659 applicable to 1,397,681 shares of beneficial interest outstanding — Note 4)	$10.51

Class I Shares:
Net asset value, offering and redemption price per share ($21,578,406 applicable to 1,973,687 shares of beneficial interest outstanding — Note 4)	$10.93

Class R-1 Shares:
Net asset value, offering and redemption price per share ($15,798 applicable to 1,450 shares of beneficial interest outstanding — Note 4)	$10.90

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Certified Annual Report 13

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2004

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $11,947)	$148,565
Interest income	10,660

Total Income	159,225

EXPENSES
Investment advisory fees (Note 3)	578,186
Administration fees (Note 3)
Class A Shares	49,470
Class C Shares	15,158
Class I Shares	7,187
Class R-1 Shares	3
Distribution and service fees (Note 3)
Class A Shares	99,699
Class C Shares	122,398
Class R-1 Shares	13
Transfer agent fees
Class A Shares	96,030
Class C Shares	32,588
Class I Shares	17,446
Class R-1 Shares	3,106
Registration & filing fees
Class A Shares	10,443
Class C Shares	7,546
Class I Shares	10,245
Class R-1 Shares	14,210
Custodian fees (Note 3)	56,165
Professional fees	18,009
Accounting fees	1,462
Trustee fees	1,707
Other expenses	43,717

Total Expenses	1,184,788
Less:
Expenses reimbursed by investment advisor (Note 3)	(70,059)
Management fees waived by investment advisor (Note 3)	(41,228)
Expenses paid indirectly (Note 3)	(7,015)

Net Expenses	1,066,486

Net Investment Income (Loss)	$(907,261)

14 Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(61,620)
Foreign currency transactions	(7,546)

(69,166)

Net change in unrealized appreciation on:
Investments	3,816,240

Net Realized and Unrealized Gain (Loss) on Investments	3,747,074

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,839,813

See notes to financial statements.

Certified Annual Report 15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment gain (loss)	$(907,261)	$(256,573)
Net realized gain (loss) on investments and foreign currency transactions	(69,166)	2,052,999
Increase (Decrease) in unrealized appreciation on investments	3,816,240	4,261,917

Net Increase (Decrease) in Net Assets Resulting from Operations	2,839,813	6,058,343
FUND SHARE TRANSACTIONS – (NOTE 4)
Class A Shares	2,225,643	25,630,774
Class C Shares	7,120,528	4,106,879
Class I Shares	21,612,285	0
Class R-1 Shares	14,604	75

Net Increase (Decrease) in Net Assets	33,812,873	35,796,071
NET ASSETS:
Beginning of year	43,373,045	7,576,974

End of year	$77,185,918	$43,373,045

See notes to financial statements.

16 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R-1) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R-1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows: Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST, reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to

Certified Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2004

“regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2004, the Advisor voluntarily waived investment advisory fees of $41,228. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $8,070 for Class A shares, $8,690 for Class C shares, $35,978 for Class I shares, and $17,321 for Class R-1 shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2004, the Distributor has advised the Fund that it earned commissions aggregating $46,601 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $4,560 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R-1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R-1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R-1 shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the Statement of Operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended September 30, 2004, the fees paid indirectly were 7,015.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

At September 30, 2004, 16.3% of the Fund’s shares were owned by the Advisor and other affiliates of the Fund.

18 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2004

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2004 there were an unlimited number of shares of beneficial interest authorized. Sales of Class I shares commenced November 1, 2003. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,600,930	$28,184,218	3,221,438	$29,901,018
Shares repurchased**	(2,423,327)	(25,958,575)	(517,802)	(4,270,244)

Net Increase (Decrease)	177,603	$2,225,643	2,703,636	$25,630,774

**	The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2004 and year ended September 30, 2003, $19,941 and $29,916, respectively, were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold	872,281	$9,164,316	596,335	$5,369,114
Shares repurchased	(199,986)	(2,043,788)	(167,711)	(1,262,235)

Net Increase (Decrease)	672,295	$7,120,528	428,624	$4,106,879

Class I Shares*
Shares sold	2,027,702	$22,189,316	—	$—
Shares repurchased **	(54,015)	(577,031)	—	—

Net Increase (Decrease)	1,973,687	$21,612,285	—	$—

*	Effective date of Class I shares was November 1, 2003.

**	The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the period ended September 30, 2004, $474 was netted in the amount reported for shares repurchased.

Class R-1 Shares
Shares sold	1,444	$14,629	8	$75
Shares repurchased	(2)	(25)	—	—

Net Increase (Decrease)	1,442	$14,604	8	$75

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2004 the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $99,830,216 and $69,909,137, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$69,032,910

Gross unrealized appreciation on a tax basis	$9,874,150
Gross unrealized depreciation on a tax basis	(2,809,594)

Net unrealized appreciation (depreciation) on investments (tax basis)	$7,064,556

At September 30, 2004, the Fund did not have any undistributed ordinary net income or undistributed capital gains.

At September 30, 2004, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2003 of $7,546 and $802,518 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

At September 30, 2004, the Fund had tax basis capital losses of $1,343,924, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2010.

The Fund utilized $936,458 of its capital loss carry forward during the year ended September 30, 2004.

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $909,297, decreased accumulated net realized investment (loss) by $7,546, and decreased overdistribution of net investment income (loss) by $901,751. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from net operating loss and currency losses.

Certified Annual Report 19

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund

	Period Ended
	September 30,
	2004(c)
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$10.87

Income from investment operations:
Net investment income (loss)	(0.08)
Net realized and unrealized gain (loss) on investments	0.14

Total from investment operations	0.06

Change in net asset value	0.06
NET ASSET VALUE, end of period	$10.93

RATIOS/SUPPLEMENTAL DATA
Total return (a)	0.55%
Ratios to average net assets:
Net investment income (loss)	(0.74)	%(b)
Expenses, after expense reductions	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)
Expenses, before expense reductions	1.31	%(b)
Portfolio turnover rate	108.50%
Net assets at end of period (000)	$21,578

(a)	Total Return is not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

20 Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-582, CLASS C — 885-215-574, CLASS I — 885-215-475, CLASS R-1 — 885-215-517

NASDAQ SYMBOLS: CLASS A — THCGX , CLASS C — TCGCX, CLASS I — THIGX, CLASS R-1 THCRX

COMMON STOCKS – 100.00%

	Shares	Value
CONSUMER DURABLES & APPAREL (6.50%)
Carter’s Inc. +	79,400	$2,198,586
Tempur-Pedic International Inc. +	183,775	2,754,787
DIVERSIFIED FINANCIALS (9.60%)
Affiliated Managers Group Inc. +	47,725	2,555,196
Capital One Financial Corp.	29,885	2,208,502
Investors Financial Services Corp.	56,505	2,550,071
HEALTH CARE EQUIPMENT & SERVICES (23.30%)
Anthem Inc. +	31,300	2,730,925
Boston Scientific Corp. +	62,920	2,499,812
Caremark Rx Inc. +	72,500	2,325,075
Cytyc Corp. +	95,800	2,313,570
DataTRAK International Inc. +	130,400	1,330,210
eResearch Technology Inc. +	95,000	1,266,350
Golden Meditech Co. Ltd.	3,480,000	754,184
Guidant Corp.	43,000	2,839,720
UnitedHealth Group Inc.	22,375	1,649,932
MEDIA (8.00%)
Comcast Corp. +	80,100	2,236,392
DIRECTV Group Inc. +	158,200	2,782,738
Imax Corp. +	191,700	1,079,271
PHARMACEUTICALS & BIOTECHNOLOGY (10.60%)
Amgen Inc. +	46,900	2,658,292
Gilead Sciences Inc. +	73,500	2,747,430
Pfizer Inc.	86,000	2,631,600
RETAILING (2.50%)
GameStop Corp. +	103,950	1,924,115
SOFTWARE & SERVICES (17.00%)
Amdocs Ltd. +	111,050	2,424,222
Eclipsys Corp. +	158,039	2,465,408
NAVTEQ Corp. +	59,130	2,107,393
Netease.com Inc. +	48,800	1,850,984
Open Solutions Inc. +	71,400	1,782,858
Shanda Interactive Entertainment Ltd. +	95,600	2,294,400
TECHNOLOGY–HARDWARE & EQUIPMENT (13.20%)
ASE Test Ltd. +	239,580	1,257,795
Atheros Communications Inc. +	181,000	1,846,200
Cymer Inc. +	68,800	1,971,808
Dell Inc. +	64,600	2,299,760
Ditech Communications Corp. +	78,400	1,755,376
SBA Communications Corp. +	126,600	886,200

Certified Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2004

	Shares	Value
TELECOMMUNICATION SERVICES (5.60%)
Nextel Communications Inc. +	112,100	$2,672,464
NII Holdings Inc. +	38,945	1,604,923
TRANSPORTATION (3.70%)
JetBlue Airways Corp. +	64,000	1,338,880
Shenzhen Chiwan Wharf Holdings Ltd.	859,988	1,502,037

TOTAL COMMON STOCKS (Cost $68,891,434)		76,097,466

TOTAL INVESTMENTS (100%) (Cost $68,891,434)		$76,097,466

+	Non-income producing. See notes to financial statements.

INDUSTRY EXPOSURE
As of 9/30/04

Health Care Equipment & Services	23.3%
Software & Services	17.0%
Technology – Hardware & Equipment	13.2%
Pharmaceuticals & Biotechnology	10.6%
Diversified Financials	9.6%
Media	8.0%
Consumer Durables & Apparel	6.5%
Telecommunication Services	5.6%
Transportation	3.7%
Retailing	2.5%

22 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Core Growth Fund

To the Trustees and Class I Shareholders of
Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

Certified Annual Report 23

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 90-day redemption fee on Class I shares; and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/1/04	9/30/04	4/1/04–9/30/04
Class I Shares
Actual	$1,000.00	$991.80	$4.93
Hypothetical*	$1,000.00	$1,020.05	$5.00

†Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

* Hypothetical assumes a rate of return of 5% per year before expenses.

24 Certified Annual Report

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Core Growth Fund versus NASDAQ Composite Index (November 1, 2003 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For periods ended September 30,2004

		Since
	YTD	Inception
I Shares (Incep: 11/01/03)	0.00%	0.55%

NASDAQ Composite Index (Since: 11/01/03)	-4.98%	-3.17%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Annual Report 25

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A.Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D.Van Essen, 50 Trustee since 2004	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

26 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report 27

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

28 Certified Annual Report

OTHER INFORMATION (UNAUDITED)

Thornburg Core Growth Fund	September 30, 2004

PORTFOLIO PROXY VOTING
Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Core Growth Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	–	–
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	–	–
Thornburg Value Fund	64,672,758.966	447,696.934	–	–
Thornburg International Value Fund	59,954,867.369	1,241,990.622	–	–
Thornburg Core Growth Fund	6,135,097.039	21,483.205	–	–
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	–	–
Total:	345,469,631.406	3,282,138.627	–	–
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–

Certified Annual Report 29

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Core Growth Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	–	–
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	–	–
Thornburg Value Fund	64,673,309.598	447,696.934	–	–
Thornburg International Value Fund	60,746,833.041	450,024.950	–	–
Thornburg Core Growth Fund	6,132,382.888	24,197.356	–	–
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	–	–
Total:	346,235,149.064	2,517,171.301	–	–
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	–	–
Thornburg Value Fund	64,693,947.421	446,508.479	–	–
Thornburg International Value Fund	60,752,533.146	444,324.845	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	–	–
Total:	346,310,480.812	2,461,288.921	–	–
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	–	–
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	–	–
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	–	–
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	–	–
Thornburg Value Fund	64,599,511.493	520,944.407	–	–
Thornburg International Value Fund	60,724,718.843	472,139.148	–	–
Thornburg Core Growth Fund	6,134,780.624	21,799.620	–	–
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	–	–
Total:	346,159,119.642	2,592,650.361	–	–
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	–	–
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	–	–
Thornburg Value Fund	64,679,778.577	440,677.323	–	–
Thornburg International Value Fund	60,742,583.265	454,274.726	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–

30 Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Core Growth Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	–	–
Total:	346,285,090.525	2,466,679.208	–	–
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	–	–
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	–	–
Thornburg Value Fund	64,681,039.437	439,416.463	–	–
Thornburg International Value Fund	60,010,455.736	1,186,402.255	–	–
Thornburg Core Growth Fund	6,131,956.015	24,624.229	–	–
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	–	–
Total:	345,556,209.517	3,195,560.216	–	–
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	–	–
Thornburg Value Fund	64,674,135.776	446,320.124	–	–
Thornburg International Value Fund	60,684,276.889	512,581.102	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	–	–
Total:	346,178,126.548	2,573,643.185	–	–
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	–	–
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	–	–
Thornburg Value Fund	64,683,895.944	436,559.906	–	–
Thornburg International Value Fund	60,726,245.097	470,612.894	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	–	–
Total:	346,278,127.848	2,497,641.885	–	–

Certified Annual Report 31

OTHER INFORMATION (UNAUDITED), CONTINUED

Thornburg Core Growth Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	–
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	–
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	–
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	–
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	–
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	–
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	–
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	–
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	–
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	–
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	–
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	–
Totals	344,763,402.818	1,523,862.247	2,464,365.668	–

32 Certified Annual Report

Thornburg Investment Income Builder Fund
September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report 11

Letter to Shareholders

October 26, 2004

Dear Fellow Shareholder:

Recall that the objective of Thornburg Investment Income Builder is to pay attractive, growing dividends to shareholders. As a by-product of achieving this, we also aim to generate capital appreciation of the share price over time. Following are the quarterly dividends paid by your Fund in the fiscal year that ended on September 30, 2004. For comparison, the calendar year 2003 is also shown:

					Fiscal Year	Calendar Year
	Dec. Qtr.	March Qtr.	June Qtr.	Sept. Qtr.	Total	2003 Total
A Shares	17.5¢	10.2¢	12.5¢	15.0¢	55.2¢	50.3¢
C Shares	15.9¢	8.4¢	10.9¢	13.7¢	48.9¢	44.1¢

We expect that at least 90% of the regular quarterly dividends paid by your Fund this year will qualify for the 15% tax rate for individual taxpayers on “qualifying dividends.” We do not expect to pay a significant capital gains dividend at the end of 2004, due in part to trades we executed during the latter part of our fiscal year to realize losses for tax purposes. The net asset values of the A and C shares ended the fiscal period at $15.60 and $15.62, respectively, having increased by $1.83 each since October 1, 2003. On September 30, your Fund owned 48 stocks, comprising 83% of your portfolio. You also held 25 different bonds and cash equivalents with a weighted average duration of 1.5 years.

Firms in a broad range of industries contributed to the solid return of your Fund, but two of our top five performers were oil & gas businesses. Marathon Oil Corp., Worthington Industries (steel fabrication & distribution), Korea Tobacco & Ginseng (tobacco, ginseng products), Bank of Ireland (Irish bank), and Occidental Petroleum, (oil exploration & production) were the top five performers for the fiscal year. Altria (tobacco and packaged goods), Pfizer (pharmaceuticals), Morgan Stanley (investment banking & brokerage), Fannie Mae (mortgage finance), and Sindo Ricoh (manufacturer of copiers & printers) were our weakest portfolio performers. The underlying businesses of each of these under-performers exhibited some weakness, relative to expectations, this year. Several of these names were used for late-year tax-loss trades. These trades, while increasing your portfolio turnover ratio, also allow us to refrain from making a significant late-year capital gain distribution.

We were encouraged that several of our weakest performers from the 2003 fiscal year, including Worthington Industries, Kelda Group, Bank of Ireland, and CNOOC (oil & gas exploration & development, offshore China), recovered to contribute positive returns this fiscal year. Our exposure to foreign currencies via the non-U.S. stocks we own was a small net positive during the fiscal year, although the U.S. dollar has been roughly flat with the euro, British pound, and Swiss franc during calendar 2004. On average, your portfolio companies have increased their earnings and dividends over the last year by around 13% and 20%, respectively.

Your Fund’s industry exposures as of September 30 are listed on pages 25 to 28. Banking and diversified financial services firms continue to be important weightings in your portfolio. Here, we have tried to focus on beneficiaries of rising interest rates. We generally maintained at least a 10% weighting of energy holdings in your Investment Income Builder portfolio in the last fiscal year, even though we cut back toward the end of the period. We have been impressed by the fact that senior oil company executives have told us that their assumed oil price when evaluating new projects remains in the $16-$20 per barrel range (less than 50% of today’s price), indicating under-investment in energy exploration and development which should help sustain generally higher energy prices than we observed prior to 2003. We also continue to favor selected firms in the growing, cash generative mobile telecommunications service sector.

12 Certified Annual Report

We remain optimistic about the backdrop for success of our investment program due to ongoing improvements in corporate ability and willingness to pay interest and dividends. The new 15% tax rate on dividend income is important icing on the cake. The low tax on qualifying dividends has motivated other investors to add more dividend paying investments to their portfolios, as you have done through your investment in this Fund. Ability to pay is determined by revenues, earnings, and cash flows after expenses of operating the business. Looking at the broad U.S. market, year-over-year revenue growth of public companies (as represented by the S&P 1500 Index) increased 15%, and operating earnings per share grew 17%, according to the corporate data service Baseline. Net profit margins have firmed. In general, firms outside the U.S. show similar trends and tend to pay higher dividends. Balance sheets have generally improved, as indicated by Moody’s report of declines in the default rate of below-investment-grade bond issues. Hopefully, these positive trends will continue to play out for several years into the future, although we doubt that company revenues and earnings can continue to increase at such high multiples of GDP growth.

Willingness to pay, determined by the behavior of corporate executives and boards, also seems to be improving. The dividend per unit of the S&P 500 Index increased from $3.14 in 1970 to $16.07 in 2002. Progress of the S&P 500 Index dividend stalled between 1999 and 2002, but increased 8% to $17.38 in 2003. Analysts predict that the S&P 500 Index dividend will increase by more than 25% in 2004, to around $22.50! A special dividend by Microsoft will contribute significantly to the large jump, but many other firms are increasing their dividends too. We believe the period of stupid acquisitions, dishonest accounting, and blind pursuit of profitless top-line growth has yielded (for a while) to a more constructive mindset, focusing on profitability and dividends. There is considerable room for further dividend improvement. The ratio of dividend payments to earnings for the S&P 500 Index portfolio is only around 33%.

Your Fund’s investments are reported to you in the latter pages of this report. You can read more about the equity investments in your Fund by going to www.thornburg.com/funds. (If you do not have internet access, please call us at 800-847-0200. We will print and mail you a copy of this.) Thank you for your support, and best wishes.

Sincerely,

Brian McMahon	Brad Kinkelaar	Steven J. Bohlin
President & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Certified Annual Report 13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2004

ASSETS
Investments at value (cost $364,169,618)	$390,126,019
Cash	615,840
Cash denominated in foreign currency (cost $66,109)	68,659
Receivable for securities sold	16,522,812
Receivable for fund shares sold	3,183,421
Dividends receivable	2,589,881
Interest receivable	621,307
Prepaid expenses and other assets	59,347

Total Assets	413,787,286

LIABILITIES
Payable for securities purchased	9,846,794
Payable for fund shares redeemed	527,526
Unrealized loss on forward exchange contracts (Note 7)	962,520
Payable to investment advisor and other affiliates (Note 3)	415,538
Deferred tax payable	50,297
Accounts payable and accrued expenses	256,255
Dividends Payable	837,996

Total Liabilities	12,896,926

NET ASSETS	$400,890,360

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,970,098
Net unrealized appreciation (depreciation) on investments, net of deferred taxes payable of $50,297	24,955,431
Accumulated net realized gain (loss)	(2,886,714)
Net capital paid in on shares of beneficial interest	375,851,545

$400,890,360

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($224,522,001 applicable to 14,389,458 shares of beneficial interest outstanding — Note 4)	$15.60
Maximum sales charge, 4.50% of offering price	0.74

Maximum Offering Price Per Share	$16.34

Class C Shares:
Net asset value and offering price per share * ($143,121,630 applicable to 9,162,268 shares of beneficial interest outstanding — Note 4)	$15.62

Class I Shares:
Net asset value, offering and redemption price per share ($33,246,729 applicable to 2,126,050 shares of beneficial interest outstanding — Note 4)	$15.64

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

14 Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2004

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $1,162,424)	$14,004,384
Interest income (net of premium amortized of $116,406)	2,289,618

Total Income	16,294,002

EXPENSES
Investment advisory fees (Note 3)	2,291,430
Administration fees (Note 3)
Class A Shares	191,214
Class C Shares	115,524
Class I Shares	8,244
Distribution and service fees (Note 3)
Class A Shares	386,367
Class C Shares	933,524
Transfer agent fees
Class A Shares	179,940
Class C Shares	104,110
Class I Shares	17,853
Registration & filing fees
Class A Shares	17,473
Class C Shares	12,175
Class I Shares	10,245
Custodian fees (Note 3)	166,840
Professional fees	34,765
Accounting fees	7,017
Trustee fees	6,063
Other expenses	86,029

Total Expenses	4,568,813
Less:
Expenses reimbursed by investment advisor (Note 3)	(363,415)
Fees paid indirectly (Note 3)	(10,800)

Net Expenses	4,194,598

Net Investment Income	$12,099,404

Certified Annual Report 15

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(2,635,154)
Foreign currency transactions	(782,759)

(3,417,913)

Net change in unrealized appreciation (depreciation) on:
Investments, net of change in deferred taxes payable of $50,297	22,407,632
Foreign currency translations	(955,695)

21,451,937

Net Realized and Unrealized Gain (Loss)	18,034,024

Net Increase (Decrease) in Net Assets Resulting From Operations	$30,133,428

See notes to financial statements.

16 Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

  Thornburg Investment Income Builder Fund

		For the period from
		December 24, 2002
		(commencement
	Year Ended	of operations)
	September 30, 2004	to September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investments income	$12,099,404	$1,531,993
Net realized gain (loss) on investments and foreign currency transactions	(3,417,913)	(150,743)
Increase (Decrease) in unrealized appreciation on investments, foreign currency translations	21,451,937	3,503,494

Net Increase (Decrease) in Net Assets Resulting from Operations	30,133,428	4,884,744
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(5,486,221)	(662,771)
Class C Shares	(2,936,820)	(266,157)
Class I Shares	(641,652)	0
FUND SHARE TRANSACTIONS — (NOTE 4)
Class A Shares	138,687,397	70,256,269
Class C Shares	96,221,064	38,483,680
Class I Shares	32,217,399	0

Net Increase in Net Assets	288,194,595	112,695,765
NET ASSETS:
Beginning of period	112,695,765	0

End of period	$400,890,360	$112,695,765

See notes to financial statements.

Certified Annual Report 17

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2004

NOTE 1 — ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily stocks and bonds.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows: Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST, reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income

18 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2004

is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 — INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $327,374 for Class C shares and $36,041 for Class I shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2004, the Distributor has advised the Fund that it earned commissions aggregating $259,633 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $27,631 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C shares. Total fees incurred by the distributor for each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the statement of operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2004, the fees paid indirectly were $10,800.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Certified Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2004

NOTE 4 — SHARES OF BENEFICIAL INTEREST

At September 30, 2004 there were an unlimited number of shares of beneficial interest authorized. Sales of Class I shares of the Thornburg Investment Income Builder Fund commenced November 01, 2003. Transactions in shares of beneficial interest were as follows:

			For the Period from December 24, 2002
	Year Ended		(commencement of operations) to
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	10,579,300	$160,956,212	5,334,254	$70,587,793
Shares issued to shareholders in reinvestment of dividends	283,535	4,388,856	41,869	568,052
Shares repurchased**	(1,780,207)	(26,657,671)	(69,293)	(899,576)

Net Increase (Decrease)	9,082,628	$138,687,397	5,306,830	$70,256,269

**	The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2004 and period ended September 30, 2003, $33,971 and $2,155, respectively, were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold	6,542,027	$100,023,227	2,880,165	$38,582,969
Shares issued to shareholders in reinvestment of dividends	120,816	1,873,063	12,283	167,691
Shares repurchased	(372,748)	(5,675,226)	(20,275)	(266,980)

Net Increase (Decrease)	6,290,095	$96,221,064	2,872,173	$38,483,680

Class I Shares*
Shares sold	2,128,882	$32,252,605	—	$—
Shares issued to shareholders in reinvestment of dividends	36,925	573,313	—	—
Shares repurchased **	(39,757)	(608,519)	—	—

Net Increase (Decrease)	2,126,050	$32,217,399	—	$—

*	Effective date for Class I shares was November 1, 2003.

**	The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the period ended September 30, 2004, $1,717 was netted in the amount reported for shares repurchased.

NOTE 5 — SECURITIES TRANSACTIONS

For the year ended September 30, 2004 the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $504,150,207 and $272,768,923, respectively.

NOTE 6 — INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$366,737,870

Gross unrealized appreciation on a tax basis	$26,547,442
Gross unrealized depreciation on a tax basis	(3,159,293)

Net unrealized appreciation (depreciation) on investments (tax basis)	$23,388,149

Distributable earnings-ordinary income	$3,134,557

Distributable earnings capital gains	$2,839

At September 30, 2004, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2003 of $6,683 and $1,441,597, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized investment loss by $659,650, decreased undistributed net investment income (loss) by $645,386, and decreased net capital paid in on shares of beneficial interest by $14,264. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from investments in REIT’s, partnerships, and currency losses.

The tax character of distributions paid by the Fund for the years ended September 30, 2004 and September 30, 2003 was as follows:

	2004	2003
Ordinary income	$9,064,693	$928,928

20 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2004

NOTE 7 — FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

During the year ended September 30, 2004, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

CONTRACTS TO SELL:

15,000,000	Euro Dollar for 18,496,950 USD,
	March 31, 2005	$(126,782)
22,000,000	Greater British Pound for 38,515,400 USD,
	March 7, 2005	(835,738)

Net unrealized gain (loss) from forward exchange contracts		$(962,520)

Certified Annual Report 21

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	Year Ended	Period Ended
	September 30,	September 30,
	2004	2003(c)
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.77	$11.94

Income from investment operations:
Net investment income	0.72	0.56
Net realized and unrealized gain (loss) on investments	1.66	1.60

Total from investment operations	2.38	2.16

Less dividends from:
Net investment income	(0.55)	(0.33)

Change in net asset value	1.83	1.83
NET ASSET VALUE, end of period	$15.60	$13.77

RATIOS/SUPPLEMENTAL DATA
Total return (a)	17.40%	18.25%
Ratios to average net assets:
Net investment income	4.72%	5.65	%(b)
Expenses, after expense reductions	1.50%	1.61	%(b)
Expenses, after expense reductions and net of custody credits	1.49%	1.60	%(b)
Expenses, before expense reductions	1.50%	1.74	%(b)
Portfolio turnover rate	109.21%	52.10%
Net assets at end of period (000)	$224,522	$73,083

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 24, 2002.

+	Based on weighted average shares outstanding.

22 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Year Ended	Period Ended
	September 30,	September 30,
	2004	2003(c)
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.79	$11.94

Income from investment operations:
Net investment income	0.66	0.51
Net realized and unrealized gain (loss) on investments	1.66	1.62

Total from investment operations	2.32	2.13

Less dividends from:
Net investment income	(0.49)	(0.28)

Change in net asset value	1.83	1.85
NET ASSET VALUE, end of period	$15.62	$13.79

RATIOS/SUPPLEMENTAL DATA
Total return (a)	16.89%	18.01%
Ratios to average net assets:
Net investment income	4.33%	5.10	%(b)
Expenses, after expense reductions	1.89%	1.91	%(b)
Expenses, after expense reductions and net of custody credits	1.89%	1.90	%(b)
Expenses, before expense reductions	2.25%	2.55	%(b)
Portfolio turnover rate	109.21%	52.10%
Net assets at end of period (000)	$143,122	$39,613

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 24, 2002.

+	Based on weighted average shares outstanding.

Certified Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Period Ended
	September 30,
	2004 (c)
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.45

Income from investment operations:
Net investment income	0.74
Net realized and unrealized gain (loss) on investments	1.01

Total from investment operations	1.75

Less dividends from:
Net investment income	(0.56)

Change in net asset value	1.19
NET ASSET VALUE, end of period	$15.64

RATIOS/SUPPLEMENTAL DATA
Total return (a)	12.19%
Ratios to average net assets:
Net investment income	5.33	%(b)
Expenses, after expense reductions	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)
Expenses, before expense reductions	1.21	%(b)
Portfolio turnover rate	109.21%
Net assets at end of period (000)	$33,247

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 01, 2003.

+	Based on weighted average shares outstanding.

24 Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-558, CLASS C — 885-215-541, CLASS I — 885-215-467
NASDAQ SYMBOLS: CLASS A — TIBAX, CLASS C — TIBCX, CLASS I — TIBIX

	Shares/
	Principal Amount	Value
COMMON STOCKS - 81.30%
BANKS (18.10%)
Allied Irish Banks	500,000	$8,325,935
Bank of America Corp.	300,000	12,999,000
Bank of Ireland	825,000	11,104,971
Barclays plc	1,700,000	16,305,390
Liechtenstein Landesbank	5,300	2,464,622
Lloyds TSB Group plc	975,000	7,613,631
The Bank of New York Co. Inc.	400,000	11,668,000
CAPITAL GOODS (4.10%)
General Electric Co.	480,000	16,118,400
COMMERCIAL SERVICES & SUPPLIES (0.40%)
Electrocomponents	300,000	1,688,449
DIVERSIFIED FINANCIALS (9.60%)
Alliance Capital Management Holding L.P.	210,000	7,455,000
Citigroup Inc.	230,000	10,147,600
Fannie Mae	70,000	4,438,000
JP Morgan Chase & Co.	200,000	7,946,000
WP Stewart & Co. Ltd.	375,000	7,496,250
ENERGY (8.30%)
BP Amoco ADR	80,000	4,602,400
China Petroleum & Chemical Corp.	20,000,000	8,143,009
CNOOC Ltd.ADR	85,000	4,471,000
Gail India Ltd.	1,000,000	4,157,769
Marathon Oil Corp.	270,000	11,145,600
FOOD BEVERAGE & TOBACCO (3.00%)
Fresh Del Monte Produce Inc.	250,000	6,227,500
Korean Tobacco & Ginseng Corp.	210,000	5,553,192
FOOD & STAPLES RETAILING (3.30%)
Tesco plc	2,500,000	12,905,418
HEALTH CARE EQUIPMENT & SERVICES (2.00%)
Johnson & Johnson	140,000	7,886,200
HOUSEHOLD & PERSONAL PRODUCTS (1.00%)
Kimberly Clark de Mexico	1,280,000	3,758,159
HOTELS RESTAURANTS & LEISURE (0.80%)
IHOP Corp.	80,000	3,056,800
INSURANCE (1.70%)
Lincoln National Corp.	140,000	6,580,000

Certified Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2004

	Shares/
	Principal Amount	Value
MATERIALS (1.50%)
PPG Industries Inc.	70,000	$4,289,600
UPM Kymmene Oyj	85,000	1,618,063
MEDIA (2.30%)
APN News & Media	1,500,000	4,932,141
Independent News & Media Finance	1,510,000	3,825,087
PHARMACEUTICALS & BIOTECHNOLOGY (3.10%)
GlaxoSmithKline plc	550,000	11,854,435
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.60%)
Boston Properties, Inc.	113,000	6,259,070
RETAILING (0.80%)
Kingfisher plc	575,000	3,207,579
SOFTWARE & SERVICES (3.40%)
Microsoft Corp.	475,000	13,133,750
TECHNOLOGY — HARDWARE & EQUIPMENT (1.50%)
Samsung Electronics Co. Ltd.	15,000	5,966,131
TELECOMMUNICATION SERVICES (7.80%)
Alltel Corp.	115,000	6,314,650
TIM S.p.A.	1,800,000	9,700,552
Vodafone Group plc	6,000,000	14,359,964
TRANSPORTATION (3.20%)
China Merchants Hldgs. Intl. Co. Ltd.	4,000,000	6,027,109
Hopewell Highway	6,500,000	4,084,328
Shenzhen Chiwan Wharf Holdings Ltd.	1,411,574	2,465,426
UTILITIES (3.80%)
Datang International Power Generation Co. Ltd.	3,050,000	2,483,618
NiSource Inc.	182,000	3,823,820
Scottish Power plc	280,000	8,635,200

TOTAL COMMON STOCKS (Cost $292,193,724)		317,238,818

PREFERRED STOCK - 2.20%
DIVERSIFIED FINANCIALS (2.10%)
JP Morgan Chase & Co.	50,000	2,579,690
JP Morgan Chase & Co.	17,400	1,765,317
Lehman Brothers Holdings Inc.	140,000	3,530,800
ENERGY (0.10%)
El Paso Tennessee Pipeline Co.	10,000	458,125

TOTAL PREFERRED STOCK (Cost $8,265,155)		8,333,932

26 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2004

	Shares/
	Principal Amount	Value
CORPORATE BONDS - 7.60%
BANKS (0.60%)
Capital One Bank, 6.70%, 5/15/2008	$655,000	$717,912
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,640,289
COMMERCIAL SERVICES & SUPPLIES (0.20%)
Allied Waste North America Inc., 6.375%, 4/15/2011	500,000	486,250
Waste Management Inc., 7.375%, 8/1/2010	175,000	202,002
DIVERSIFIED FINANCIALS (1.00%)
SLM Corp. Medium Term Note CPI Floating Rate, 4.47%, 3/2/2009	2,000,000	2,017,720
SLM Corp. Medium Term Note CPI Floating Rate, 5.39%, 1/31/2014	2,000,000	2,023,060
ENERGY (0.40%)
Sonat Inc., 7.625%, 7/15/2011	1,400,000	1,379,000
INSURANCE (1.30%)
AAG Holding Co. Inc., 6.875%, 6/1/2008	335,000	355,361
Hartford Life Inc., 7.10%, 6/15/2007	400,000	438,319
Liberty Mutual Group Inc., 5.75%, 3/15/2014	1,000,000	993,496
Old Republic International Corp., 7.00%, 6/15/2007	1,000,000	1,094,724
Pacific Life Global Funding CPI Floating Rate, 5.446%, 2/6/2016	2,000,000	2,027,020
Provident Cos Inc., 6.375%, 7/15/2005	353,000	361,031
MEDIA (0.30%)
AOL Time Warner Inc., 6.875%, 5/1/2012	425,000	474,163
Independent News & Media Finance, 5.75%, 5/17/2009	600,000	750,787
PHARMACEUTICALS & BIOTECHNOLOGY (1.30%)
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate, 4.84%, 2/1/2014	5,000,000	4,885,650
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.40%)
MDC Holdings Inc., 7.00%, 12/1/2012	1,500,000	1,677,472
TECHNOLOGY — HARDWARE & EQUIPMENT (0.10%)
Jabil Circuit Inc., 5.875%, 7/15/2010	500,000	523,068
TELECOMMUNICATION SERVICES (2.00%)
Level 3 Communications Inc., 9.125%, 5/1/2008	2,800,000	2,058,000
Level 3 Communications Inc., 10.50%, 12/1/2008	4,000,000	2,960,000
TCI Communications Inc., 7.875%, 8/1/2013	2,285,000	2,674,585

TOTAL CORPORATE BONDS (Cost $29,053,485)		29,739,909

CONVERTIBLE BONDS - 0.00% (a)
DIVERSIFIED FINANCIALS (0.00%)
E-Trade Financial Corp., 6.00%, 2/1/2007	132,000	134,970

TOTAL CONVERTIBLE BONDS (Cost $111,501)		134,970

Certified Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2004

	Shares/
	Principal Amount	Value
U.S. GOVERNMENT AGENCIES - 0.50%
Federal National Mortgage Association CPI Floating Rate, 4.406%, 2/17/2009	$2,000,000	$2,009,360

TOTAL U.S. GOVERNMENT AGENCIES (Cost $2,000,000)		2,009,360

MUNICIPAL BONDS - 1.10%
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	1,993,120
Victor New York, 9.05%, 5/1/2008	2,050,000	2,181,036

TOTAL MUNICIPAL BONDS (Cost $4,119,071)		4,174,156

SHORT TERM INVESTMENTS - 7.30%
American General Finance Corp., 1.75% due 10/1/2004	4,500,000	4,500,000
American General Finance Corp., 1.81% due 10/4/2004	8,500,000	8,498,718
American General Finance Corp., 1.82% due 10/5/2004	6,500,000	6,498,685
UBS Finance, 1.70% due 10/6/2004	1,000,000	999,764
UBS Finance, 1.72% due 10/7/2004	8,000,000	7,997,707

TOTAL SHORT TERM INVESTMENTS (Cost $28,494,874)		28,494,874

TOTAL INVESTMENTS (100%) (Cost $364,169,618)		$390,126,019

(a)	Comprises less than one tenth of one percent of the portfolio

See notes to financial statements.

INDUSTRY EXPOSURE
As of 9/30/04

Banks	18.7%
Diversified Financials	12.8%
Telecommunication Services	9.8%
Energy	8.7%
Pharmaceuticals & Biotechnology	4.4%
Capital Goods	4.1%
Utilities	3.8%
Software & Services	3.4%
Food & Staples Retailing	3.3%
Transportation	3.2%
Insurance	3.0%
Food Beverage & Tobacco	3.0%
Media	2.6%
Real Estate Management & Development	2.0%
Health Care Equipment & Services	2.0%
Technology — Hardware & Equipment	1.6%
Materials	1.5%
Municipal Bonds	1.1%
Household & Personal Products	1.0%
Retailing	0.8%
Hotels Restaurants & Leisure	0.8%
Commercial Services & Supplies	0.6%
U.S. Government Agencies	0.5%
Short-term Investments	7.3%

COUNTRY EXPOSURE
As of 9/30/04

U.S.	48.9%
U.K.	20.8%
China	7.1%
Ireland	6.1%
South Korea	3.0%
Italy	2.5%
Australia	1.3%
India	1.0%
Mexico	1.0%
Switzerland	0.6%
Finland	0.4%
Short-term Investments	7.3%

28 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund

To the Trustees and Shareholders of
Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2004, the results of its operations for the year then ended and the changes in its net assets for the year then ended and the period from December 24, 2002 (commencement of operations) to September 30, 2003 and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

Certified Annual Report 29

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares,

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase,

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase,

(d) a 90-day redemption fee on Class A and Class I shares; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/1/04	9/30/04	4/1/04-9/30/04
Class A Shares
Actual	$1,000.00	$1,016.50	$7.63
Hypothetical*	$1,000.00	$1,017.43	$7.63
Class C Shares
Actual	$1,000.00	$1,015.20	$9.50
Hypothetical*	$1,000.00	$1,015.57	$9.51
Class I Shares
Actual	$1,000.00	$1,019.80	$5.00
Hypothetical*	$1,000.00	$1,020.05	$5.00

†Expenses are equal to the annualized expense ratio for each class (A: 1.51%; C: 1.89%; and I: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

* Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30 Certified Annual Report

INDEX COMPARISON
Thornburg Investment Income Builder Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Investment Income Builder Fund versus Blended Index (December 31, 2002 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For periods ended September 30, 2004 (with sales charge)

		Since
	1 Yr	Inception
A Shares (Incep: 12/24/02)	12.10%	17.28%
C Shares (Incep: 12/24/02)	15.89%	19.93%
Blended Index (Since: 12/31/02)	13.70%	15.57%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 1600 companies from 22 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Annual Report        31

TRUSTEES AND OFFICERS Thornburg Investment Income Builder Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

32        Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation;Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation;Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report        33

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

34         Certified Annual Report

OTHER INFORMATION (UNAUDITED)
Thornburg Investment Income Builder Fund	September 30, 2004

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2004, the Thornburg Investment Income Builder Fund designates 100% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Investment Income Builder Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W.Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	—	—
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	—	—
Thornburg Value Fund	64,672,758.966	447,696.934	—	—
Thornburg International Value Fund	59,954,867.369	1,241,990.622	—	—

Certified Annual Report        35

OTHER INFORMATION (UNAUDITED), CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Core Growth Fund	6,135,097.039	21,483.205	—	—
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	—	—
Total:	345,469,631.406	3,282,138.627	—	—
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	—	—
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	—	—
Thornburg Value Fund	64,673,309.598	447,696.934	—	—
Thornburg International Value Fund	60,746,833.041	450,024.950	—	—
Thornburg Core Growth Fund	6,132,382.888	24,197.356	—	—
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	—	—
Total:	346,235,149.064	2,517,171.301	—	—
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	—	—
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	—	—
Thornburg Value Fund	64,693,947.421	446,508.479	—	—
Thornburg International Value Fund	60,752,533.146	444,324.845	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	—	—
Total:	346,310,480.812	2,461,288.921	—	—
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	—	—
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	—	—
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	—	—
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	—	—
Thornburg Value Fund	64,599,511.493	520,944.407	—	—
Thornburg International Value Fund	60,724,718.843	472,139.148	—	—
Thornburg Core Growth Fund	6,134,780.624	21,799.620	—	—
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	—	—
Total:	346,159,119.642	2,592,650.361	—	—
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	—	—
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	—	—
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	—	—

36         Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	—	—
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	—	—
Thornburg Value Fund	64,679,778.577	440,677.323	—	—
Thornburg International Value Fund	60,742,583.265	454,274.726	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	—	—
Total:	346,285,090.525	2,466,679.208	—	—
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	—	—
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	—	—
Thornburg Value Fund	64,681,039.437	439,416.463	—	—
Thornburg International Value Fund	60,010,455.736	1,186,402.255	—	—
Thornburg Core Growth Fund	6,131,956.015	24,624.229	—	—
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	—	—
Total:	345,556,209.517	3,195,560.216	—	—
Owen D.Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	—	—
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	—	—
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	—	—
Thornburg Value Fund	64,674,135.776	446,320.124	—	—
Thornburg International Value Fund	60,684,276.889	512,581.102	—	—
Thornburg Core Growth Fund	6,130,645.576	25,934.668	—	—
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	—	—
Total:	346,178,126.548	2,573,643.185	—	—
James W.Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	—	—
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	—	—
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	—	—
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	—	—
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	—	—
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	—	—
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	—	—
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	—	—
Thornburg Value Fund	64,683,895.944	436,559.906	—	—
Thornburg International Value Fund	60,726,245.097	470,612.894	—	—
Thornburg Core Growth Fund	6,132,838.761	23,741.483	—	—
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	—	—
Total:	346,278,127.848	2,497,641.885	—	—

Certified Annual Report        37

OTHER INFORMATION (UNAUDITED), CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	—
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	—
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	—
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	—
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	—
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	—
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	—
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	—
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	—
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	—
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	—
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	—
Totals	344,763,402.818	1,523,862.247	2,464,365.668	—

38        Certified Annual Report

Thornburg Investment Income Builder Fund
I Shares – September 30, 2004

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies,including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report   11

Letter to Shareholders

October 26, 2004

Dear Fellow Shareholder:

Recall that the objective of Thornburg Investment Income Builder is to pay attractive, growing dividends to shareholders. As a by-product of achieving this, we also aim to generate capital appreciation of the share price over time. Following are the quarterly dividends paid by your Fund in the fiscal period that began on November 1, 2003 and ended on September 30, 2004.

	Dec. Qtr.		March Qtr.	June Qtr.	Sept.Qtr.	Fiscal Year Total
I Shares	14.5¢	*	11.7¢	13.6¢	16.0¢	55.8¢	*

     • inception date for I shares was 11/1/2003

We expect that at least 90% of the regular quarterly dividends paid by your Fund this year will qualify for the 15% tax rate for individual taxpayers on “qualifying dividends.” We do not expect to pay a significant capital gains dividend at the end of 2004, due in part to trades we executed during the latter part of our fiscal year to realize losses for tax purposes. The net asset value of the I shares ended the fiscal period at $15.64, having increased by 17 cents since July 1, 2004 (your I shares were introduced on November 1, 2003). On September 30, your Fund owned 48 stocks, comprising 83% of your portfolio. You also held 25 different bonds and cash equivalents with a weighted average duration of 1.5 years.

Firms in a broad range of industries contributed to the solid return of your Fund, but two of our top five performers were oil & gas businesses. Marathon Oil Corp., Worthington Industries (steel fabrication & distribution), Korea Tobacco & Ginseng (tobacco, ginseng products), Bank of Ireland (Irish bank), and Occidental Petroleum, (oil exploration & production) were the top five performers for the fiscal year. Altria (tobacco and packaged goods), Pfizer (pharmaceuticals), Morgan Stanley (investment banking & brokerage), Fannie Mae (mortgage finance), and Sindo Ricoh (manufacturer of copiers & printers) were our weakest portfolio performers. The underlying businesses of each of these under-performers exhibited some weakness, relative to expectations, this year. Several of these names were used for late-year tax-loss trades. These trades, while increasing your portfolio turnover ratio, also allow us to refrain from making a significant late-year capital gain distribution.

We were encouraged that several of our weakest performers from the 2003 fiscal year, including Worthington Industries, Kelda Group, Bank of Ireland, and CNOOC (oil & gas exploration & development, offshore China), recovered to contribute positive returns this fiscal year. Our exposure to foreign currencies via the non-U.S. stocks we own was a small net positive during the fiscal year, although the U.S. dollar has been roughly flat with the euro, British pound, and Swiss franc during calendar 2004. On average, your portfolio companies have increased their earnings and dividends over the last year by around 13% and 20%, respectively.

Your Fund’s industry exposures as of September 30 are listed on pages 23 to 26. Banking and diversified financial services firms continue to be important weightings in your portfolio. Here, we have tried to focus on beneficiaries of rising interest rates. We generally maintained at least a 10% weighting of energy holdings in your Investment Income Builder portfolio in the last fiscal year, even though we cut back toward the end of the period. We have been impressed by the fact that senior oil company executives have told us that their assumed oil price when evaluating new projects remains in the $16-$20 per barrel range (less than 50% of today’s price), indicating under-investment in energy exploration and development which should help sustain generally higher energy prices than we observed prior to 2003. We also continue to favor selected firms in the growing, cash generative mobile telecommunications service sector.

We remain optimistic about the backdrop for success of our investment program due to ongoing improvements in corporate ability and willingness to pay interest and dividends. The new 15% tax rate on dividend in-

12  Certified Annual Report

come is important icing on the cake. The low tax on qualifying dividends has motivated other investors to add more dividend paying investments to their portfolios, as you have done through your investment in this Fund. Ability to pay is determined by revenues, earnings, and cash flows after expenses of operating the business. Looking at the broad U.S. market, year-over-year revenue growth of public companies (as represented by the S&P 1500 Index) increased 15%, and operating earnings per share grew 17%, according to the corporate data service Baseline. Net profit margins have firmed. In general, firms outside the U.S. show similar trends and tend to pay higher dividends. Balance sheets have generally improved, as indicated by Moody’s report of declines in the default rate of below-investment-grade bond issues. Hopefully, these positive trends will continue to play out for several years into the future, although we doubt that company revenues and earnings can continue to increase at such high multiples of GDP growth.

Willingness to pay, determined by the behavior of corporate executives and boards, also seems to be improving. The dividend per unit of the S&P 500 Index increased from $3.14 in 1970 to $16.07 in 2002. Progress of the S&P 500 Index dividend stalled between 1999 and 2002, but increased 8% to $17.38 in 2003. Analysts predict that the S&P 500 Index dividend will increase by more than 25% in 2004, to around $22.50! A special dividend by Microsoft will contribute significantly to the large jump, but many other firms are increasing their dividends too. We believe the period of stupid acquisitions, dishonest accounting, and blind pursuit of profitless top-line growth has yielded (for a while) to a more constructive mindset, focusing on profitability and dividends. There is considerable room for further dividend improvement. The ratio of dividend payments to earnings for the S&P 500 Index portfolio is only around 33%.

Your Fund’s investments are reported to you in the latter pages of this report. You can read more about the equity investments in your Fund by going to www.thornburg.com/funds. (If you do not have internet access, please call us at 800-847-0200. We will print and mail you a copy of this.) Thank you for your support, and best wishes.

Sincerely,

Brian McMahon	Brad Kinkelaar	Steven J. Bohlin
President & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Certified Annual Report  13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2004

ASSETS
Investments at value (cost $364,169,618)	$390,126,019
Cash	615,840
Cash denominated in foreign currency (cost $66,109)	68,659
Receivable for securities sold	16,522,812
Receivable for fund shares sold	3,183,421
Dividends receivable	2,589,881
Interest receivable	621,307
Prepaid expenses and other assets	59,347

Total Assets	413,787,286

LIABILITIES
Payable for securities purchased	9,846,794
Payable for fund shares redeemed	527,526
Unrealized loss on forward exchange contracts (Note 7)	962,520
Payable to investment advisor and other affiliates (Note 3)	415,538
Deferred tax payable	50,297
Accounts payable and accrued expenses	256,255
Dividends Payable	837,996

Total Liabilities	12,896,926

NET ASSETS	$400,890,360

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,970,098
Net unrealized appreciation (depreciation) on investments, net of deferred taxes payable of $50,297	24,955,431
Accumulated net realized gain (loss)	(2,886,714)
Net capital paid in on shares of beneficial interest	375,851,545

$400,890,360

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($224,522,001 applicable to 14,389,458 shares of beneficial interest outstanding — Note 4)	$15.60
Maximum sales charge, 4.50% of offering price	0.74

Maximum Offering Price Per Share	$16.34

Class C Shares:
Net asset value and offering price per share * ($143,121,630 applicable to 9,162,268 shares of beneficial interest outstanding — Note 4)	$15.62

Class I Shares:
Net asset value, offering and redemption price per share ($33,246,729 applicable to 2,126,050 shares of beneficial interest outstanding — Note 4)	$15.64

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.

14 Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2004

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $1,162,424)	$14,004,384
Interest income (net of premium amortized of $116,406)	2,289,618

Total Income	16,294,002

EXPENSES
Investment advisory fees (Note 3)	2,291,430
Administration fees (Note 3)
Class A Shares	191,214
Class C Shares	115,524
Class I Shares	8,244
Distribution and service fees (Note 3)
Class A Shares	386,367
Class C Shares	933,524
Transfer agent fees
Class A Shares	179,940
Class C Shares	104,110
Class I Shares	17,853
Registration & filing fees
Class A Shares	17,473
Class C Shares	12,175
Class I Shares	10,245
Custodian fees (Note 3)	166,840
Professional fees	34,765
Accounting fees	7,017
Trustee fees	6,063
Other expenses	86,029

Total Expenses	4,568,813
Less:
Expenses reimbursed by investment advisor (Note 3)	(363,415)
Fees paid indirectly (Note 3)	(10,800)

Net Expenses	4,194,598

Net Investment Income	$12,099,404

Certified Annual Report 15

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(2,635,154)
Foreign currency transactions	(782,759)

(3,417,913)

Net change in unrealized appreciation (depreciation) on:
Investments, net of change in deferred taxes payable of $50,297	22,407,632
Foreign currency translations	(955,695)

21,451,937

Net Realized and Unrealized Gain (Loss)	18,034,024

Net Increase (Decrease) in Net Assets Resulting From Operations	$30,133,428

See notes to financial statements.

16 Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

		For the period from
		December 24, 2002
		(commencement
	Year Ended	of operations)
	September 30, 2004	to September 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investments income	$12,099,404	$1,531,993
Net realized gain (loss) on investments and foreign currency transactions	(3,417,913)	(150,743)
Increase (Decrease) in unrealized appreciation on investments, foreign currency translations	21,451,937	3,503,494

Net Increase (Decrease) in Net Assets Resulting from Operations	30,133,428	4,884,744
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(5,486,221)	(662,771)
Class C Shares	(2,936,820)	(266,157)
Class I Shares	(641,652)	0
FUND SHARE TRANSACTIONS — (NOTE 4)
Class A Shares	138,687,397	70,256,269
Class C Shares	96,221,064	38,483,680
Class I Shares	32,217,399	0

Net Increase in Net Assets	288,194,595	112,695,765
NET ASSETS:
Beginning of period	112,695,765	0

End of period	$400,890,360	$112,695,765

See notes to financial statements.

Certified Annual Report 17

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2004

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily stocks and bonds.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows: Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST, reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income

18 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2004

is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2004, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2004, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $327,374 for Class C shares and $36,041 for Class I shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2004, the Distributor has advised the Fund that it earned commissions aggregating $259,633 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $27,631 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C shares. Total fees incurred by the distributor for each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the statement of operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2004, the fees paid indirectly were $10,800.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Certified Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2004

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2004 there were an unlimited number of shares of beneficial interest authorized. Sales of Class I shares of the Thornburg Investment Income Builder Fund commenced November 01, 2003. Transactions in shares of beneficial interest were as follows:

			For the Period from December 24, 2002
	Year Ended		(commencement of operations) to
	September 30, 2004		September 30, 2003
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	10,579,300	$160,956,212	5,334,254	$70,587,793
Shares issued to shareholders in	283,535	4,388,856	41,869	568,052
reinvestment of dividends
Shares repurchased**	(1,780,207)	(26,657,671)	(69,293)	(899,576)

Net Increase (Decrease)	9,082,628	$138,687,397	5,306,830	$70,256,269

**	The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2004 and period ended September 30, 2003, $33,971 and $2,155, respectively, were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold	6,542,027	$100,023,227	2,880,165	$38,582,969
Shares issued to shareholders in	120,816	1,873,063	12,283	167,691
reinvestment of dividends
Shares repurchased	(372,748)	(5,675,226)	(20,275)	(266,980)

Net Increase (Decrease)	6,290,095	$96,221,064	2,872,173	$38,483,680

Class I Shares*
Shares sold	2,128,882	$32,252,605	—	$—
Shares issued to shareholders in	36,925	573,313	—	—
reinvestment of dividends
Shares repurchased **	(39,757)	(608,519)	—	—

Net Increase (Decrease)	2,126,050	$32,217,399	—	$—

*	Effective date for Class I shares was November 1, 2003.

**	The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the period ended September 30, 2004, $1,717 was netted in the amount reported for shares repurchased.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2004 the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $504,150,207 and $272,768,923, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$366,737,870

Gross unrealized appreciation on a tax basis	$26,547,442
Gross unrealized depreciation on a tax basis	(3,159,293)

Net unrealized appreciation (depreciation) on investments (tax basis)	$23,388,149

Distributable earnings-ordinary income	$3,134,557

Distributable earnings capital gains	$2,839

At September 30, 2004, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2003 of $6,683 and $1,441,597, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized investment loss by $659,650, decreased undistributed net investment income (loss) by $645,386, and decreased net capital paid in on shares of beneficial interest by $14,264. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from investments in REIT’s, partnerships, and currency losses.

The tax character of distributions paid by the Fund for the years ended September 30, 2004 and September 30, 2003 was as follows:

	2004	2003
Ordinary income	$9,064,693	$928,928

20 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2004

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

During the year ended September 30, 2004, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

CONTRACTS TO SELL:
15,000,000 Euro Dollar for 18,496,950 USD, March 31, 2005	$(126,782)
22,000,000 Greater British Pound for 38,515,400 USD, March 7, 2005	(835,738)

Net unrealized gain (loss) from forward exchange contracts	$(962,520)

Certified Annual Report 21

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	Period Ended
	September 30,
	2004(c)
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.45

Income from investment operations:
Net investment income	0.74
Net realized and unrealized gain (loss) on investments	1.01

Total from investment operations	1.75

Less dividends from:
Net investment income	(0.56)

Change in net asset value	1.19
NET ASSET VALUE, end of period	$15.64

RATIOS/SUPPLEMENTAL DATA
Total return (a)	12.19%
Ratios to average net assets:
Net investment income	5.33	%(b)
Expenses, after expense reductions	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)
Expenses, before expense reductions	1.21	%(b)
Portfolio turnover rate	109.21%
Net assets at end of period (000)	$33,247

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 01, 2003.

+	Based on weighted average shares outstanding.

22 Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2004

CUSIPS: CLASS A — 885-215-558, CLASS C — 885-215-541, CLASS I — 885-215-467
NASDAQ SYMBOLS: CLASS A — TIBAX, CLASS C — TIBCX, CLASS I — TIBIX

	Shares/
	Principal Amount	Value
COMMON STOCKS – 81.30%
BANKS (18.10%)
Allied Irish Banks	500,000	$8,325,935
Bank of America Corp.	300,000	12,999,000
Bank of Ireland	825,000	11,104,971
Barclays plc	1,700,000	16,305,390
Liechtenstein Landesbank	5,300	2,464,622
Lloyds TSB Group plc	975,000	7,613,631
The Bank of New York Co. Inc.	400,000	11,668,000
CAPITAL GOODS (4.10%)
General Electric Co.	480,000	16,118,400
COMMERCIAL SERVICES & SUPPLIES (0.40%)
Electrocomponents	300,000	1,688,449
DIVERSIFIED FINANCIALS (9.60%)
Alliance Capital Management Holding L.P.	210,000	7,455,000
Citigroup Inc.	230,000	10,147,600
Fannie Mae	70,000	4,438,000
JP Morgan Chase & Co.	200,000	7,946,000
WP Stewart & Co. Ltd.	375,000	7,496,250
ENERGY (8.30%)
BP Amoco ADR	80,000	4,602,400
China Petroleum & Chemical Corp.	20,000,000	8,143,009
CNOOC Ltd. ADR	85,000	4,471,000
Gail India Ltd.	1,000,000	4,157,769
Marathon Oil Corp.	270,000	11,145,600
FOOD BEVERAGE & TOBACCO (3.00%)
Fresh Del Monte Produce Inc.	250,000	6,227,500
Korean Tobacco & Ginseng Corp.	210,000	5,553,192
FOOD & STAPLES RETAILING (3.30%)
Tesco plc	2,500,000	12,905,418
HEALTH CARE EQUIPMENT & SERVICES (2.00%)
Johnson & Johnson	140,000	7,886,200
HOUSEHOLD & PERSONAL PRODUCTS (1.00%)
Kimberly Clark de Mexico	1,280,000	3,758,159
HOTELS RESTAURANTS & LEISURE (0.80%)
IHOP Corp.	80,000	3,056,800
INSURANCE (1.70%)
Lincoln National Corp.	140,000	6,580,000

Certified Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

	Shares/
	Principal Amount	Value
MATERIALS (1.50%)
PPG Industries Inc.	70,000	$4,289,600
UPM Kymmene Oyj	85,000	1,618,063
MEDIA (2.30%)
APN News & Media	1,500,000	4,932,141
Independent News & Media Finance	1,510,000	3,825,087
PHARMACEUTICALS & BIOTECHNOLOGY (3.10%)
GlaxoSmithKline plc	550,000	11,854,435
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.60%)
Boston Properties, Inc.	113,000	6,259,070
RETAILING (0.80%)
Kingfisher plc	575,000	3,207,579
SOFTWARE & SERVICES (3.40%)
Microsoft Corp.	475,000	13,133,750
TECHNOLOGY — HARDWARE & EQUIPMENT (1.50%)
Samsung Electronics Co. Ltd.	15,000	5,966,131
TELECOMMUNICATION SERVICES (7.80%)
Alltel Corp.	115,000	6,314,650
TIM S.p.A.	1,800,000	9,700,552
Vodafone Group plc	6,000,000	14,359,964
TRANSPORTATION (3.20%)
China Merchants Hldgs. Intl. Co. Ltd.	4,000,000	6,027,109
Hopewell Highway	6,500,000	4,084,328
Shenzhen Chiwan Wharf Holdings Ltd.	1,411,574	2,465,426
UTILITIES (3.80%)
Datang International Power Generation Co. Ltd.	3,050,000	2,483,618
NiSource Inc.	182,000	3,823,820
Scottish Power plc	280,000	8,635,200

TOTAL COMMON STOCKS (Cost $292,193,724)		317,238,818

PREFERRED STOCK – 2.20%
DIVERSIFIED FINANCIALS (2.10%)
JP Morgan Chase & Co.	50,000	2,579,690
JP Morgan Chase & Co.	17,400	1,765,317
Lehman Brothers Holdings Inc.	140,000	3,530,800
ENERGY (0.10%)
El Paso Tennessee Pipeline Co.	10,000	458,125

TOTAL PREFERRED STOCK (Cost $8,265,155)		8,333,932

24 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

	Shares/
	Principal Amount	Value
CORPORATE BONDS - 7.60%
BANKS (0.60%)
Capital One Bank, 6.70%, 5/15/2008	$655,000	$717,912
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,640,289
COMMERCIAL SERVICES & SUPPLIES (0.20%)
Allied Waste North America Inc., 6.375%, 4/15/2011	500,000	486,250
Waste Management Inc., 7.375%, 8/1/2010	175,000	202,002
DIVERSIFIED FINANCIALS (1.00%)
SLM Corp. Medium Term Note CPI Floating Rate, 4.47%, 3/2/2009	2,000,000	2,017,720
SLM Corp. Medium Term Note CPI Floating Rate, 5.39%, 1/31/2014	2,000,000	2,023,060
ENERGY (0.40%)
Sonat Inc., 7.625%, 7/15/2011	1,400,000	1,379,000
INSURANCE (1.30%)
AAG Holding Co. Inc., 6.875%, 6/1/2008	335,000	355,361
Hartford Life Inc., 7.10%, 6/15/2007	400,000	438,319
Liberty Mutual Group Inc., 5.75%, 3/15/2014	1,000,000	993,496
Old Republic International Corp., 7.00%, 6/15/2007	1,000,000	1,094,724
Pacific Life Global Funding CPI Floating Rate, 5.446%, 2/6/2016	2,000,000	2,027,020
Provident Cos Inc., 6.375%, 7/15/2005	353,000	361,031
MEDIA (0.30%)
AOL Time Warner Inc., 6.875%, 5/1/2012	425,000	474,163
Independent News & Media Finance, 5.75%, 5/17/2009	600,000	750,787
PHARMACEUTICALS & BIOTECHNOLOGY (1.30%)
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate, 4.84%, 2/1/2014	5,000,000	4,885,650
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.40%)
MDC Holdings Inc., 7.00%, 12/1/2012	1,500,000	1,677,472
TECHNOLOGY — HARDWARE & EQUIPMENT (0.10%)
Jabil Circuit Inc., 5.875%,7/15/2010	500,000	523,068
TELECOMMUNICATION SERVICES (2.00%)
Level 3 Communications Inc., 9.125%, 5/1/2008	2,800,000	2,058,000
Level 3 Communications Inc., 10.50%, 12/1/2008	4,000,000	2,960,000
TCI Communications Inc., 7.875%, 8/1/2013	2,285,000	2,674,585

TOTAL CORPORATE BONDS (Cost $29,053,485)		29,739,909

CONVERTIBLE BONDS – 0.00% (a)
DIVERSIFIED FINANCIALS (0.00%)
E-Trade Financial Corp., 6.00%, 2/1/2007	132,000	134,970

TOTAL CONVERTIBLE BONDS (Cost $111,501)		134,970

Certified Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

	Shares/
	Principal Amount	Value
U.S.GOVERNMENT AGENCIES – 0.50%
Federal National Mortgage Association CPI Floating Rate, 4.406%, 2/17/2009	$2,000,000	$2,009,360

TOTAL U.S.GOVERNMENT AGENCIES (Cost $2,000,000)		2,009,360

MUNICIPAL BONDS – 1.10%
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	1,993,120
Victor New York, 9.05%, 5/1/2008	2,050,000	2,181,036

TOTAL MUNICIPAL BONDS (Cost $4,119,071)		4,174,156

SHORT TERM INVESTMENTS – 7.30%
American General Finance Corp., 1.75% due 10/1/2004	4,500,000	4,500,000
American General Finance Corp., 1.81% due 10/4/2004	8,500,000	8,498,718
American General Finance Corp., 1.82% due 10/5/2004	6,500,000	6,498,685
UBS Finance, 1.70% due 10/6/2004	1,000,000	999,764
UBS Finance, 1.72% due 10/7/2004	8,000,000	7,997,707

TOTAL SHORT TERM INVESTMENTS (Cost $28,494,874)		28,494,874

TOTAL INVESTMENTS (100%) (Cost $364,169,618)		$390,126,019

(a)	Comprises less than one tenth of one percent of the portfolio

See notes to financial statements.

INDUSTRY EXPOSURE
As of 9/30/04

Banks	18.7%
Diversified Financials	12.8%
Telecommunication Services	9.8%
Energy	8.7%
Pharmaceuticals & Biotechnology	4.4%
Capital Goods	4.1%
Utilities	3.8%
Software & Services	3.4%
Food & Staples Retailing	3.3%
Transportation	3.2%
Insurance	3.0%
Food Beverage & Tobacco	3.0%
Media	2.6%
Real Estate Management & Development	2.0%
Health Care Equipment & Services	2.0%
Technology — Hardware & Equipment	1.6%
Materials	1.5%
Municipal Bonds	1.1%
Household & Personal Products	1.0%
Retailing	0.8%
Hotels Restaurants & Leisure	0.8%
Commercial Services & Supplies	0.6%
U.S. Government Agencies	0.5%
Short-term Investments	7.3%

COUNTRY EXPOSURE
As of 9/30/04

U.S.	48.9%
U.K.	20.8%
China	7.1%
Ireland	6.1%
South Korea	3.0%
Italy	2.5%
Australia	1.3%
India	1.0%
Mexico	1.0%
Switzerland	0.6%
Finland	0.4%
Short-term Investments	7.3%

26 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund

To the Trustees and Class I Shareholders of
Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2004, the results of its operations for the year then ended and the changes in its net assets for the year then ended and the period from December 24, 2002 (commencement of operations) to September 30, 2003 and the financial highlights for Class I shares for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 9, 2004

Certified Annual Report 27

EXPENSE EXAMPLE
Thornburg Investment Income Builder Fund	September 30, 2004

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 90-day redemption fee on Class I shares; and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2004 and held until September 30, 2004.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/1/04	9/30/04	4/1/04–9/30/04
Class I Shares
Actual	$1,000.00	$1,019.80	$5.00
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

* Hypothetical assumes a rate of return of 5% per year before expenses.

28 Certified Annual Report

INDEX COMPARISON
Thornburg Investment Income Builder Fund	September 30, 2004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
Thornburg Investment Income Builder Fund versus Blended Index (November 1, 2003 to September 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS
For periods ended September 30, 2004

		Since
	YTD	Inception
I Shares (Incep: 11/01/03)	5.71%	12.19%
Blended Index (Since: 11/01/03)	2.73%	9.11%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 1600 companies from 22 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Annual Report 29

TRUSTEES AND OFFICERS
Thornburg Investment Income Builder Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
INTERESTED TRUSTEES(2)(4)

Garrett Thornburg, 58 Chairman of Trustees Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 48 Trustee since 2001 President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(2)(4)

David A. Ater, 59 Trustee since 1994	Principal in Ater & Ater Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 63 Trustee since 2000	Chairman, President, CEO, and General Partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	Director of Thornburg Limited Term Municipal Fund, Inc. 2001–2004

Eliot R. Cutler, 58 Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Limited Term Municipal Fund, Inc. to 2004; director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 55 Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly,Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Forrest S. Smith, 74 Trustee since 1987	Trust and estate attorney, of counsel to Catron, Catron & Pottow, Santa Fe, NM (law firm).	None

Owen D. Van Essen, 50 Trustee since 2004	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 45 Trustee since 1996	Executive Vice President and Director to 2002, and since 2002; CEO and Vice Chairman, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

30 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(6)(7)

Dawn B. Fischer, 57 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 45 Vice President, since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 41 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (and Treasurer since 2003) of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

William V. Fries, 65 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 37 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 50 Vice President since 1995	Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 34 Vice President since 2001	Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 33 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002; Sales Representative, Solomon Smith Barney 1996–1999.	Not applicable

Joshua Gonze, 41 Vice President since 1999	Associate of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 36 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000, and Managing Director since 2004; Equity Investment Analyst, State Farm Insurance Companies 1996–1999.	Not applicable

Kerry D. Lee, 37 Vice President since 1999	Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Certified Annual Report 31

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

Name, Age,(1)
Position Held with Fund(2)		Other Directorships
Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Held by Trustee
Christopher Ihlefeld, 34 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 38 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 30 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000; and Mutual Fund Support Service Department Manager since 2002.	Not applicable

Ed Maran, 46 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 34 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust. Each Trustee oversees the twelve portfolios in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32 Certified Annual Report

OTHER INFORMATION (UNAUDITED)
Thornburg Investment Income Builder Fund	September 30, 2004

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund will file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year, commencing with the calendar quarter ending December 31, 2004. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, or may be copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2004, the Thornburg Investment Income Builder Fund designates 100% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

SHAREHOLDER MEETING INFORMATION

A special meeting (the “Meeting”) of the shareholders of Thornburg Investment Trust (the “Trust”) was held on September 13, 2004 at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg Investment Income Builder Fund is one of 12 active series or “Funds” of the Trust.

The shareholders of the Trust considered at the Meeting (i) the election of Trustees, and (ii) ratification of the selection of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2004.

The Trustees elected at the Meeting were Garrett Thornburg, David A. Ater, David D. Chase, Eliot R. Cutler, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch. Forrest S. Smith, a Trustee since 1987 did not stand for election; his term of office will continue through the end of 2004, when he will retire in accordance with the Trust’s Bylaws. The shareholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Trust’s independent registered public accounting firm.

The voting results for the matters voted on are set out for each Fund as follows:

Election of Trustees

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Garrett Thornburg
Thornburg Limited Term Municipal Fund	89,772,086.332	692,014.443	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,202,049.716	217,551.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,360,555.521	114,080.445	–	–
Thornburg Limited Term Income Fund	27,255,221.686	81,237.603	–	–
Thornburg Value Fund	64,672,758.966	447,696.934	–	–
Thornburg International Value Fund	59,954,867.369	1,241,990.622	–	–

Certified Annual Report 33

OTHER INFORMATION (UNAUDITED), CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Core Growth Fund	6,135,097.039	21,483.205	–	–
Thornburg Investment Income Builder Fund	20,830,943.082	122,916.941	–	–
Total:	345,469,631.406	3,282,138.627	–	–
David A. Ater
Thornburg Limited Term Municipal Fund	89,797,094.826	667,005.949	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,174,898.015	244,703.349	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,174.575	74,750.866	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,356,553.614	118,082.352	–	–
Thornburg Limited Term Income Fund	27,251,645.960	84,813.329	–	–
Thornburg Value Fund	64,673,309.598	447,696.934	–	–
Thornburg International Value Fund	60,746,833.041	450,024.950	–	–
Thornburg Core Growth Fund	6,132,382.888	24,197.356	–	–
Thornburg Investment Income Builder Fund	20,833,615.730	120,243.993	–	–
Total:	346,235,149.064	2,517,171.301	–	–
David D. Chase
Thornburg Limited Term Municipal Fund	89,792,336.993	671,763.782	–	–
Thornburg California Limited Term Municipal Fund	12,451,094.366	230,853.587	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,107,955.251	64,970.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,243,684.887	92,774.402	–	–
Thornburg Value Fund	64,693,947.421	446,508.479	–	–
Thornburg International Value Fund	60,752,533.146	444,324.845	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,837,095.494	116,764.229	–	–
Total:	346,310,480.812	2,461,288.921	–	–
Eliot R. Cutler
Thornburg Limited Term Municipal Fund	89,785,534.542	678,566.233	–	–
Thornburg California Limited Term Municipal Fund	12,449,458.366	232,489.857	–	–
Thornburg Intermediate Municipal Fund	28,199,536.657	220,064.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,111,971.636	60,953.805	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,350,526.614	124,109.352	–	–
Thornburg Limited Term Income Fund	27,250,801.917	85,657.372	–	–
Thornburg Value Fund	64,599,511.493	520,944.407	–	–
Thornburg International Value Fund	60,724,718.843	472,139.148	–	–
Thornburg Core Growth Fund	6,134,780.624	21,799.620	–	–
Thornburg Investment Income Builder Fund	20,832,732.499	121,127.224	–	–
Total:	346,159,119.642	2,592,650.361	–	–
Susan H. Dubin
Thornburg Limited Term Municipal Fund	89,793,874.816	670,225.959	–	–
Thornburg California Limited Term Municipal Fund	12,456,708.993	225,238.960	–	–
Thornburg Intermediate Municipal Fund	28,198,659.272	220,942.092	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,110,371.636	62,553.805	–	–

34 Certified Annual Report

OTHER INFORMATION (UNAUDITED), CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,372,811.385	101,824.581	–	–
Thornburg Limited Term Income Fund	27,249,237.865	87,221.424	–	–
Thornburg Value Fund	64,679,778.577	440,677.323	–	–
Thornburg International Value Fund	60,742,583.265	454,274.726	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,833,454.801	120,404.922	–	–
Total:	346,285,090.525	2,466,679.208	–	–
Brian J. McMahon
Thornburg Limited Term Municipal Fund	89,795,559.677	668,541.098	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,205,930.716	213,670.648	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,104,748.707	68,176.734	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	102,726.581	–	–
Thornburg Limited Term Income Fund	27,251,724.960	84,734.329	–	–
Thornburg Value Fund	64,681,039.437	439,416.463	–	–
Thornburg International Value Fund	60,010,455.736	1,186,402.255	–	–
Thornburg Core Growth Fund	6,131,956.015	24,624.229	–	–
Thornburg Investment Income Builder Fund	20,833,227.440	120,632.283	–	–
Total:	345,556,209.517	3,195,560.216	–	–
Owen D. Van Essen
Thornburg Limited Term Municipal Fund	89,793,348.831	670,751.944	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,174,730.914	244,870.450	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,098,708.092	74,217.349	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,790,081.393	56,504.852	–	–
Thornburg Limited Term U.S. Government Fund	14,375,848.385	98,787.581	–	–
Thornburg Limited Term Income Fund	27,248,394.246	88,065.043	–	–
Thornburg Value Fund	64,674,135.776	446,320.124	–	–
Thornburg International Value Fund	60,684,276.889	512,581.102	–	–
Thornburg Core Growth Fund	6,130,645.576	25,934.668	–	–
Thornburg Investment Income Builder Fund	20,830,962.507	122,897.216	–	–
Total:	346,178,126.548	2,573,643.185	–	–
James W. Weyhrauch
Thornburg Limited Term Municipal Fund	89,789,717.177	674,383.598	–	–
Thornburg California Limited Term Municipal Fund	12,450,110.993	231,836.960	–	–
Thornburg Intermediate Municipal Fund	28,203,599.657	216,001.707	–	–
Thornburg New Mexico Intermediate Municipal Fund	15,109,796.251	63,129.190	–	–
Thornburg Florida Intermediate Municipal Fund	3,926,882.946	875.896	–	–
Thornburg New York Intermediate Municipal Fund	2,792,663.505	53,922.740	–	–
Thornburg Limited Term U.S. Government Fund	14,371,909.385	126,726.581	–	–
Thornburg Limited Term Income Fund	27,254,156.818	82,302.471	–	–
Thornburg Value Fund	64,683,895.944	436,559.906	–	–
Thornburg International Value Fund	60,726,245.097	470,612.894	–	–
Thornburg Core Growth Fund	6,132,838.761	23,741.483	–	–
Thornburg Investment Income Builder Fund	20,836,311.264	117,548.459	–	–
Total:	346,278,127.848	2,497,641.885	–	–

Certified Annual Report 35

OTHER INFORMATION (UNAUDITED), CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2004

Ratification of Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Thornburg Limited Term Municipal Fund	89,266,423.303	430,123.930	767,553.542	–
Thornburg California Limited Term Municipal Fund	12,354,990.466	167,198.030	159,759.457	–
Thornburg Intermediate Municipal Fund	27,957,900.165	174,857.659	286,893.540	–
Thornburg New Mexico Intermediate Municipal Fund	15,067,166.377	1,155.000	104,604.064	–
Thornburg Florida Intermediate Municipal Fund	3,911,733.415	6,868.306	9,157.121	–
Thornburg New York Intermediate Municipal Fund	2,784,834.660	23,509.648	38,241.937	–
Thornburg Limited Term U.S. Government Fund	14,360,583.780	33,945.016	80,017.170	–
Thornburg Limited Term Income Fund	27,123,259.928	57,081.625	156,117.736	–
Thornburg Value Fund	64,569,333.454	212,238.433	338,884.013	–
Thornburg International Value Fund	60,444,286.231	343,771.766	408,700.994	–
Thornburg Core Growth Fund	6,110,013.492	32,603.465	13,963.287	–
Thornburg Investment Income Builder Fund	20,812,877.547	40,509.369	100,472.807	–
Totals	344,763,402.818	1,523,862.247	2,464,365.668	–

56 Certified Annual Report

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that two members of the Trust’s audit committee, David A. Ater and David D. Chase, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Mr. Chase are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, are set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years ended September 30, 2003 and September 30, 2004, for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”) in connection with statutory and regulatory filings or requirements for those fiscal years are set out below. In addition, the narrative below the table describes the aggregate fees billed to Thornburg Limited Term Municipal Fund, Inc. (the “Company”) for the audit of the Company’s financial statements and services described in the preceding sentence for the Company’s two most recent fiscal years. On June 21, 2004, the Company’s two series were reorganized as Funds of Thornburg Investment Trust.

	Year Ended	Year Ended
	September 30, 2003	September 30, 2004
Thornburg Investment Trust	$162,090	$491,300

For the year ended September 30, 2003, nine Funds of the Trust had a fiscal year ending September 30, and one Fund had a fiscal year ending June 30. The figure for the Trust for the year ended September 30, 2003 consequently includes $10,000 billed for the one June 30 year end Fund relating to its fiscal year ending June 30, 2003.

On June 21, 2004, the two series of the Company were reorganized as Funds of Thornburg Investment Trust. Audit fees billed to the Company’s two series in the fiscal year ended June 30, 2003 and in the period July 1, 2003 to June 21, 2004 were $64,030 and $65,210, respectively. Following the reorganization, the two reorganized Funds and a third Fund of the Trust changed their fiscal year end from June 30 to September 30. The figure of $491,300 for Thornburg Investment Trust billed in the year ended September 30, 2004 reflects audit fees relating to audits for the year ended June 30, 2004 for the three Funds which previously had a June 30 year end, and audits for all 12 Funds of the Trust for the year ended September 30, 2004.

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements are set out below. In addition, the narrative below the table describes the aggregate fees billed to the Company for the same category of services for its two most recent fiscal years.

	Year Ended	Year Ended
	September 30, 2003	September 30, 2004
Thornburg Investment Trust	$3,850	$10,230

The audit-related fees billed to the Trust in the fiscal year ended September 30, 2003 related to advice, consultation and issuance of consents respecting the commencement of operations by a new Fund and the creation and issuance of a new class of shares by some Funds of the Trust. The audit-related fees billed to the Trust in the year ended September 30, 2004 related to advice on distribution computations, and preparation for and attendance at audit committee meetings. Audit related fees billed to the Company’s two series in the fiscal year ended June 30, 2003 and in the period July 1, 2003 to June 21, 2004 were $-0- and $7,835, respectively. The audit-related fees billed to the Company in the latter period related to advice on financial reporting issues and issuance of consents respecting filings in connection with the reorganization of the Company’s two series as Funds of the Trust.

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2003 and September 30, 2004 for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below. In addition, the narrative below the table describes the fees billed to the Company for the same category of services for its two most recent fiscal years.

	Year Ended	Year Ended
	September 30, 2003	September 30, 2004
Thornburg Investment Trust	$32,500	$3,000

The tax fees billed to the Trust in each of the last two fiscal years were primarily for tax return preparation. Tax fees billed to the Company’s two series in the fiscal year ended June 30, 2003 and in the period July 1, 2003 to June 21, 2004 were $5,500 and $7,000, respectively. The tax fees billed to the Company in those periods were primarily for tax return preparation.

All Other Fees

PWC did not bill Thornburg Investment Trust for other products or services, other than described above, for the two most recent fiscal years of Thornburg Investment Trust, ended September 30, 2003 and September 30, 2004.

PWC performs no services for the investment adviser, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment adviser which provides ongoing services to the Funds, except that PWC has provided to the investment adviser, Thornburg Investment Management, Inc. attestation of its investment performance presentations. The fees billed by PWC for these services were $32,500 and $-0- for the fiscal years ended September 30, 2003 and September 30, 2004, respectively.

The Audit Committee has determined that PWC’s performance of the described services for the investment adviser is compatible with PWC’s independence in its audit of the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2004, the Trust’s Audit Committee has not adopted pre-approval policies and procedures. Accordingly, all services provided by PWC to the Funds must be approved beforehand by the Audit Committee.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Business Conduct and Ethics attached hereto as Exhibit 99.CODE ETH.

(a)	(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)		Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund (herein referred to as the “Funds”).

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date:	November 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date:	November 23, 2004

By:	/s/ Steven J. Bohlin

Steven J. Bohlin

Treasurer and principal financial officer

Date:	November 23, 2004